For all Funds except Morningstar Global Opportunistic Equity Fund:
August 31, 2021, as amended and restated May 2, 2022
Morningstar Global Opportunistic Equity Fund: April 29, 2022, as amended and restated May 2, 2022

PROSPECTUS

Morningstar
Funds Trust

Morningstar U.S. Equity Fund	MSTQX

Morningstar International Equity Fund	MSTFX

Morningstar Global Income Fund	MSTGX

Morningstar Total Return Bond Fund	MSTRX

Morningstar Municipal Bond Fund	MSTPX

Morningstar Defensive Bond Fund	MSTBX

Morningstar Multisector Bond Fund	MSTMX

Morningstar Global Opportunistic Equity Fund (formerly, Morningstar Unconstrained Allocation Fund)	MSTSX

Morningstar Alternatives Fund	MSTVX

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Morningstar Funds Trust / Prospectus 2022

Summary Section

Morningstar U.S. Equity Fund
Investment Objective
The Fund seeks long-term capital appreciation.
Fees and Expenses of the Fund
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (Fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None
Account Service Fee	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.67%

Distribution (12b‑1) Fees	None

Other Expenses

Sub‑Accounting Fees	0.10%[1]

Other Operating Expenses	0.10%
Total Other Expenses	0.20%

Acquired Fund Fees and Expenses	0.04%[2]
Total Annual Fund Operating Expenses	0.91%

Fee Waivers and Expense Reimbursement	(0.06)%[3]
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement	0.85%[3]

[1]
Represents fees assessed by financial intermediaries for providing certain account maintenance, record keeping, and transactional services with respect to Fund shares held by these intermediaries for their customers.

[2]
Acquired Fund Fees and Expenses (AFFE) represent costs incurred indirectly by the Fund as a result of its ownership of shares of another investment company, such as open- or closed‑end mutual funds, exchange traded funds (ETFs), and business development companies (BDCs). AFFE are not reflected in the Fund’s financial statements, and therefore, the amount listed in Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement will differ from those presented in the Financial Highlights.

[3]
Morningstar Investment Management LLC (“Morningstar” or “adviser” or “we”) has contractually agreed, through at least August 31, 2022, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, AFFE, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 0.85% (the Base Expense Limitation Agreement). It is important to note that as a result of the exclusion of the above-listed expenses from the cap, the Fund’s Total Annual Fund Operating Expenses may in certain circumstances be higher than 0.85%. Notwithstanding the foregoing, it is the adviser’s intent to partially limit AFFE such that when AFFE is included in the expense ratio, the Fund’s Total Annual Fund Operating Expenses (excluding the above-listed expenses other than AFFE) do not exceed the amount set forth in the Fund’s original prospectus dated July 11, 2018, as revised August 15, 2018. Accordingly, in addition to the Base Expense Limitation Agreement, Morningstar has contractually agreed, through at least August 31, 2022, to

Morningstar Funds Trust / Prospectus 2022

waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 0.85% (the Supplemental Expense Limitation Agreement). Prior to August 31, 2022, the Base Expense Limitation Agreement and Supplemental Expense Limitation Agreement may be terminated only upon mutual agreement between the Trust (which would require the approval of the Trust’s board of trustees) and the adviser, or automatically upon the termination of the Investment Advisory Agreement between the Trust and the adviser.
Example
The example below can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example reflects adjustments made to the Fund’s operating expenses due to the fee waivers and/or expense reimbursements shown in the table above for the first year only. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$87	$284	$498	$1,114
Portfolio Turnover
The Fund will pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may mean higher transaction costs and could result in higher taxes if you hold Fund shares in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. For the Fund’s fiscal year ended April 30, 2021, the Fund’s portfolio turnover rate was 68% of the average value of its portfolio.
Principal Investment Strategies
In seeking long-term capital appreciation, the Fund will normally invest at least 80% of its assets in equity securities of U.S.-based companies, and may invest up to 100% of its assets in such securities. The Fund seeks to provide broad U.S. equity exposure across market capitalizations and investment styles and has the flexibility to invest in large‑cap, mid‑cap, and small‑cap common stocks across the growth and value style spectrum. The Fund may also invest in real estate investment trusts (REITs), master limited partnerships and non‑U.S. companies. To meet its objective, the Fund may invest in investment companies such as mutual funds and ETFs, which could represent a significant percentage of assets. The Fund may invest in derivatives, including futures and forward foreign currency contracts, for risk management purposes or as part of its investment strategies.
Multimanager Approach—The Fund uses a multimanager approach, meaning the adviser may allocate assets to one or more subadvisers, in addition to open- and closed‑end investment companies, ETFs, and individual securities (collectively “Allocation Decisions”). Each subadviser acts independently from the others and uses its own investment style and process to select securities, within the constraints of the Fund’s investment objective, strategies, and restrictions. Morningstar is responsible for selecting the investment strategies and making Allocation Decisions with the goal of maximizing return with a prudent level of risk for the strategy. Subject to the oversight of the board of trustees, Morningstar may change subadvisers and sell holdings at any time.

Morningstar Funds Trust / Prospectus 2022

Principal Risks
You can lose money by investing in the Fund. The Fund can also underperform broad markets or other investments. The Fund’s principal risks include:
Multimanager and Subadviser Selection Risk—To a significant extent, the Fund’s performance depends on Morningstar’s skill in selecting subadvisers and each subadviser’s skill in selecting securities and executing its strategy. Subadviser strategies may occasionally be out of favor and subadvisers may underperform relative to their peers or benchmarks.
Asset Allocation Risk—In an attempt to invest in areas that look most attractive on a valuation basis, the Fund may favor asset classes or market segments that cause the Fund to underperform its benchmark.
Market Risk—The value of stocks and other securities can be highly volatile and prices may fluctuate widely, which means you should expect a wide range of returns and could lose money, even over a long time period. Various economic, industry, regulatory, political or other factors (such as natural disasters, epidemics and pandemics, war, terrorism, conflicts or social unrest) may disrupt U.S. and world economies and can dramatically affect markets generally, certain industry sectors, and/or individual companies. Recently, the global pandemic out- break of an infectious respiratory illness caused by a novel coronavirus known as COVID‑19 has resulted in substantial market volatility and global business disruption, impacting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID‑19 are currently unknown, which may exacerbate other types of risks that apply to the Fund and negatively impact Fund performance and the value of your investment in the Fund.
Investment Company and ETF Risk—An investment company, including an open- or closed‑end mutual fund or ETF, in which the Fund invests may not achieve its investment objective or execute its investment strategies effectively, or a large purchase or redemption activity by shareholders might negatively affect the value of the shares. The Fund must also pay its pro rata portion of an investment company’s fees and expenses. Shares of ETFs trade on exchanges and may be bought and sold at market value. ETF shares may be thinly traded, making it difficult for the Fund to sell shares at a particular time or an anticipated price. ETF shares may also trade at a premium or discount to the net asset value of the ETF; at times, this premium or discount could be significant.
REITs and Other Real Estate Companies Risk—REITs and other real estate company securities are subject to, among other risks: declines in property values; defaults by mortgagors or other borrowers and tenants; increases in property taxes and other operating expenses; overbuilding in their sector of the real estate market; fluctuations in rental income; changes in interest rates; lack of availability of mortgage funds or financing; extended vacancies of properties, especially during economic downturns; changes in tax and regulatory requirements; losses due to environmental liabilities; or casualty or condemnation losses.
Master Limited Partnership (“MLP”) Risk—MLPs are subject to, among other risks, cash flow risks, tax risk, deferred tax risk and capital market risk. Cash flow risk is the risk that MLPs will not make distributions to holders (including us) at anticipated levels or that such distributions will not have the expected tax character. MLPs also are subject to tax risk, which is the risk that an MLP might lose its partnership status for tax purposes. Deferred tax risk is the risk that we incur a current tax liability on that portion of an MLP’s income and gains that is not offset by tax deductions and losses. Capital markets risk is the risk that MLPs will be unable to raise capital to meet their obligations as they come due or execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures.

Morningstar Funds Trust / Prospectus 2022

Smaller Companies Risk—The stocks of small- or mid‑sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs.
Financials Sector Risk—Financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations. Unstable interest rates can have a disproportionate effect on the financial services sector and financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector. Financial services companies have also been affected by increased competition, which could adversely affect the profitability or viability of such companies.
Foreign Securities Risk—Securities of non‑U.S. issuers may be less liquid, more volatile, and harder to value than U.S. securities. They may also be subject to political, economic, and regulatory risks, and market instability.
Currency Risk—Because this Fund may invest in securities of non‑U.S. issuers, changes in currency exchange rates could hurt performance. Morningstar or a subadviser may decide not to hedge, or may not be successful in hedging, its currency exposure.
Derivatives Risk—A derivative is an instrument with a value based on the performance of an underlying currency, security, index, or other reference asset. Derivatives involve risks different from, or possibly greater than, the risks of investing in more traditional investments. Derivatives involve costs, may create leverage, and may be illiquid, volatile, or difficult to value. In addition, derivatives could cause losses if the counterparty to the transaction does not perform as promised. The investment results achieved by using derivatives may not match or fully offset changes in the value of the underlying currency, security, index, or other reference asset that the Fund was attempting to hedge or the investment opportunity it was trying to pursue.
Cybersecurity Risk—The Fund, like all companies, may be susceptible to operational and information security risks. Cybersecurity failures or breaches of the Fund or its service providers or the issuers of securities in which a Fund invests, have the ability to cause disruptions and impact business operations, and the Funds and their shareholders could be negatively impacted as a result.
Performance
The bar chart and performance table that follow provide some indication of the risks of investing in the Fund. The bar chart shows the annual return for the Fund from year to year as of December 31. The table shows how the Fund’s average annual returns for periods ended December 31, 2020 (1 year and since inception) compare with those of a broad measure of market performance. You may obtain the Fund’s updated performance information by visiting the website at http://connect.rightprospectus.com/Morningstar or by calling 877‑626‑3224. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future.

Morningstar Funds Trust / Prospectus 2022

Calendar Year Total Return
Morningstar U.S. Equity Fund % Total Return

Year‑to‑Date Return as of	June 30, 2021	18.26%
Best Quarter	2Q 2020	23.05%
Worst Quarter	1Q 2020	-26.90%

Average Annual Total Return (For the period ended December 31, 2020)	1 Year	Since Inception 11/2/2018
Return Before Taxes	10.49%	10.75%
Return After Taxes on Distributions	9.92%	10.13%
Return After Taxes on Distributions and Sale of Fund Shares	6.60%	8.18%
Morningstar U.S. Market Index[1] (reflects no deduction for fees, expenses, or taxes)	20.90%	19.15%

[1]	The Morningstar U.S. Market Index is a diversified, broad-market index that targets 97% market capitalization coverage of the U.S. stock market.
After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown, and after‑tax returns shown are not relevant to investors who hold their Fund shares through tax‑deferred arrangements, such as 401(k) plans or individual retirement accounts.
Fund Management
Morningstar is the investment adviser for the Fund and has overall supervisory responsibility for the general management and investment of the Fund’s portfolio. The Fund is managed in a multimanager structure. On behalf of Morningstar, the following persons have primary responsibility for the Fund and, subject to oversight by the board of trustees, are responsible for selecting and overseeing the subadvisers listed below.

Portfolio Manager	Position with Morningstar	Start Date with the Fund
Morningstar Investment Management LLC

Daniel E. McNeela, CFA	Senior Portfolio Manager and Co‑Head of Target Risk Strategies	Since Inception (November 2018)

Michael A. Stout, CFA	Portfolio Manager	Since Inception (November 2018)

Gareth P. Lyons	Portfolio Manager	Since Inception (November 2018)

Morningstar Funds Trust / Prospectus 2022

Subadvisers and Portfolio Managers
Morningstar currently plans to allocate assets among the following subadvisers and may adjust these allocations at any time. The portfolio managers listed below are responsible for the day‑to‑day management of each subadviser’s allocated portion of the Fund’s portfolio:

Portfolio Manager	Position with Subadviser	Start Date with the Fund
ClearBridge Investments, LLC

Peter J. Bourbeau	Managing Director and Portfolio Manager	Since Inception (November 2018)

Margaret B. Vitrano	Managing Director and Portfolio Manager	Since Inception (November 2018)

Diamond Hill Capital Management, Inc.

Christopher A. Welch, CFA	Portfolio Manager	Since Inception (November 2018)

Christopher M. Bingaman, CFA	Portfolio Manager	Since Inception (November 2018)

Easterly Investment Partners LLC (formerly Levin Easterly Partners LLC)

John (Jack) W. Murphy	Chief Investment Officer, Portfolio Manager and Senior Securities Analyst	Since Inception (November 2018)

Massachusetts Financial Services Company, d/b/a MFS Investment Management

Nevin Chitkara	Investment Officer and Portfolio Manager	Since Inception (November 2018)

Katherine Cannan	Investment Officer and Equity Analyst	Since January 2020

Wasatch Advisors, Inc. d/b/a Wasatch Global Investors

JB Taylor	Chief Executive Officer and Lead Portfolio Manager	Since Inception (November 2018)

Paul S. Lambert	Portfolio Manager	Since Inception (November 2018)

Michael K. Valentine	Portfolio Manager	Since Inception (November 2018)

Westwood Management Corp.

Matthew R. Lockridge	Senior Vice President, Portfolio Manager, Research Analyst	Since Inception (November 2018)

William E. Costello, CFA	Senior Vice President, Portfolio Manager, Senior Research Analyst	Since Inception (November 2018)

Frederic G. Rowsey, CFA	Vice President, Portfolio Manager, Research Analyst	Since Inception (November 2018)
Purchase and Sale of Fund Shares
Fund shares are available through investment programs provided by financial institutions (each, a Program). Such Programs include, but are not limited to, Morningstar Managed Portfolios, an investment advisory program sponsored by Morningstar Investment Services LLC, a wholly-owned subsidiary of the adviser, investment advisory programs provided by unaffiliated financial advisers, managed account advisory services that certain third party retirement plan sponsors (e.g., employers) and/or retirement plan recordkeepers make avail-

Morningstar Funds Trust / Prospectus 2022

able to their retirement plan participants and solutions provided in model portfolio marketplaces. There are no initial or subsequent minimum purchase amounts for the Funds. Orders to sell or “redeem” shares must be placed through the financial institution providing the Program to you and may trigger a purchase or sale of the Fund’s underlying investments. Fund shares may be purchased or redeemed on any day the New York Stock Exchange (NYSE) is open. At any time that an investor in the Fund ceases to be eligible for a Program, the provider of that Program may direct the redemption of that investor’s Fund shares and no further purchases will be allowed.
See the Purchase and Sale of Fund Shares section on page 120 of the prospectus for more information.
Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax‑advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax‑advantaged account.

Morningstar Funds Trust / Prospectus 2022

Summary Section

Morningstar International Equity Fund
Investment Objective
The Fund seeks long-term capital appreciation.
Fees and Expenses of the Fund
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (Fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None
Account Service Fee	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.83%

Distribution (12b‑1) Fees	None

Other Expenses

Sub‑Accounting Fees	0.10%[1]

Other Operating Expenses	0.15%
Total Other Expenses	0.25%

Acquired Fund Fees and Expenses	0.11%[2]
Total Annual Fund Operating Expenses	1.19%

Fee Waivers and Expense Reimbursement	(0.19)%[3]
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement	1.00%[3]

[1]
Represents fees assessed by financial intermediaries for providing certain account maintenance, record keeping, and transactional services with respect to Fund shares held by these intermediaries for their customers.

[2]
Acquired Fund Fees and Expenses (AFFE) represent costs incurred indirectly by the Fund as a result of its ownership of shares of another investment company, such as open- or closed‑end mutual funds, exchange traded funds (ETFs), and business development companies (BDCs). AFFE are not reflected in the Fund’s financial statements, and therefore, the amount listed in Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement will differ from those presented in the Financial Highlights.

[3]
Morningstar Investment Management LLC (“Morningstar” or “adviser” or “we”) has contractually agreed, through at least August 31, 2022, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, AFFE, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 1.00% (the Base Expense Limitation Agreement). It is important to note that as a result of the exclusion of the above-listed expenses from the cap, the Fund’s Total Annual Fund Operating Expenses may in certain circumstances be higher than 1.00%. Notwithstanding the foregoing, it is the adviser’s intent to partially limit AFFE such that when AFFE is included in the expense ratio, the Fund’s Total Annual Fund Operating Expenses (excluding the above-listed expenses other than AFFE) do not exceed the amount set forth in the Fund’s original prospectus dated July 11, 2018, as revised August 15, 2018. Accordingly, in addition to the Base Expense Limitation Agreement, Morningstar has contractually agreed, through at least August 31, 2022, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code

Morningstar Funds Trust / Prospectus 2022

of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 1.00% (the Supplemental Expense Limitation Agreement). Prior to August 31, 2022, the Base Expense Limitation Agreement and Supplemental Expense Limitation Agreement may be terminated only upon mutual agreement between the Trust (which would require the approval of the Trust’s board of trustees) and the adviser, or automatically upon the termination of the Investment Advisory Agreement between the Trust and the adviser.
Example
The example below can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example reflects adjustments made to the Fund’s operating expenses due to the fee waivers and/or expense reimbursements shown in the table above for the first year only. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$102	$359	$636	$1,426
Portfolio Turnover
The Fund will pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may mean higher transaction costs and could result in higher taxes if you hold Fund shares in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. For the Fund’s fiscal year ended April 30, 2021, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.
Principal Investment Strategies
In seeking long-term capital appreciation, the Fund will normally invest at least 80% of its assets in equity securities. Under normal circumstances, the Fund will invest approximately 80‑100% of its assets in securities of issuers domiciled outside of the United States. The Fund may invest in developed and emerging markets and will typically invest in a minimum of 10 countries. The Fund seeks to provide broad international equity exposure across market capitalizations and investment styles and has the flexibility to invest in large‑cap, mid‑cap, and small‑cap common stocks across the growth and value style spectrum. To meet its objective, the Fund may invest in investment companies such as mutual funds and ETFs, which could represent a significant percentage of assets. The Fund may also invest in derivatives, including futures and forward foreign currency contracts, for risk management purposes or as part of its investment strategies.
Multimanager Approach—The Fund uses a multimanager approach, meaning the adviser may allocate assets to one or more subadvisers, in addition to open- and closed‑end investment companies, ETFs, and individual securities (collectively “Allocation Decisions”). Each subadviser acts independently from the others and uses its own investment style and process to select securities, within the constraints of the Fund’s investment objective, strategies, and restrictions. Morningstar is responsible for selecting the investment strategies and Allocation Decisions, with the goal of maximizing return with a prudent level of risk for the strategy. Subject to the oversight of the board of trustees, Morningstar may change subadvisers and sell holdings at any time.

Morningstar Funds Trust / Prospectus 2022

Principal Risks
You can lose money by investing in the Fund. The Fund can also underperform broad markets or other investments. The Fund’s principal risks include:
Multimanager and Subadviser Selection Risk—To a significant extent, the Fund’s performance depends on Morningstar’s skill in selecting subadvisers and each subadviser’s skill in selecting securities and executing its strategy. Subadviser strategies may occasionally be out of favor and subadvisers may underperform relative to their peers or benchmarks.
Asset Allocation Risk—In an attempt to invest in areas that look most attractive on a valuation basis, the Fund may favor asset classes or market segments that cause the Fund to underperform its benchmark.
Market Risk—The value of stocks and other securities can be highly volatile and prices may fluctuate widely, which means you should expect a wide range of returns and could lose money, even over a long time period. Various economic, industry, regulatory, political or other factors (such as natural disasters, epidemics and pandemics, war, terrorism, conflicts or social unrest) may disrupt U.S. and world economies and can dramatically affect markets generally, certain industry sectors, and/or individual companies. Recently, the global pandemic out- break of an infectious respiratory illness caused by a novel coronavirus known as COVID‑19 has resulted in substantial market volatility and global business disruption, impacting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID‑19 are currently unknown, which may exacerbate other types of risks that apply to the Fund and negatively impact Fund performance and the value of your investment in the Fund.
Foreign Securities Risk—Securities of non‑U.S. issuers may be less liquid, more volatile, and harder to value than U.S. securities. They may also be subject to political, economic and regulatory risks, and market instability.
European Market Risk—Adverse economic and political events in Europe may cause the Fund’s investments to decline in value. Member states of the European Union (“EU”) are subject to restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and recessions in an EU member country may have a significant adverse effect on the economies of other EU member countries. In addition, the risk of investing in Europe may be heightened due to Russia’s military invasion of Ukraine in February 2022 and the United Kingdom’s departure from the EU on January 31, 2020. The country’s departure (known as “Brexit”) sparked depreciation in the value of the British pound, short-term declines in the stock markets and heightened risk of continued economic volatility worldwide. While it is not possible to determine the precise impact these events may have on the Fund, during this period and beyond, the impact on the United Kingdom and European economies and the broader global economy could be significant, resulting in negative impacts, such as increased volatility and illiquidity, and potentially lower economic growth, on markets in the United Kingdom, Europe and globally, which may adversely affect the value of the Fund’s investments.
Emerging-Markets Risk—Emerging-market countries may have relatively unstable governments and economies based on only a few industries, which can cause greater instability. These countries are also more likely to experience higher levels of inflation, deflation, or currency devaluations, which could hurt their economies and securities markets.

Morningstar Funds Trust / Prospectus 2022

Geographic Concentration Risk—To the extent that the Fund invests a significant portion of its assets in a particular country, region or continent, economic, political, social and environmental conditions in such country, region or continent will have a greater effect on the Fund’s performance than they would in a more geographically diversified equity fund.
Risks of Investing in Asian Issuers—Investments in securities of Asian issuers involve risks and special considerations not typically associated with investments in the U.S. securities markets. Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, rapid fluctuations in inflation and interest rates, decreased exports, economic recessions and political unrest. Economic and political events in any one Asian country can have a significant effect on the entire Asian region as well as on major trading partners outside Asia, and any adverse effect on some or all of the Asian countries and regions in which the Fund invests. The securities markets in some Asian economies are relatively underdeveloped and may subject the Fund to a higher degree of risk. To the extent the Fund invests in securities of companies located in or operating in China, the inability of the Public Company Accounting Oversight Board (“PCAOB”) to inspect audit work papers and practices of PCAOB-registered accounting firms in China with respect to their audit work of U.S. reporting companies may impose significant additional risks associated with investments in China; therefore, there is no guarantee that the quality of financial reporting or the audits conducted by audit firms of such issuers meet PCAOB standards.
Financials Sector Risk—Financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations. Unstable interest rates can have a disproportionate effect on the financial services sector and financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector. Financial services companies have also been affected by increased competition, which could adversely affect the profitability or viability of such companies.
Currency Risk—Because this Fund may invest in securities of non‑U.S. issuers, changes in currency exchange rates could hurt performance. Morningstar or a subadviser may decide not to hedge, or may not be successful in hedging, its currency exposure.
Investment Company and ETF Risk—An investment company, including an open- or closed‑end mutual fund or ETF, in which the Fund invests may not achieve its investment objective or execute its investment strategies effectively, or a large purchase or redemption activity by shareholders might negatively affect the value of the shares. The Fund must also pay its pro rata portion of an investment company’s fees and expenses. Shares of ETFs trade on exchanges and may be bought and sold at market value. ETF shares may be thinly traded, making it difficult for the Fund to sell shares at a particular time or an anticipated price. ETF shares may also trade at a premium or discount to the net asset value of the ETF; at times, this premium or discount could be significant.
Preferred Stock Risk—Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks are generally payable at the discretion of the issuer’s board of directors, after the company makes required payments to holders of its bonds and other debt securities. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies. Preferred stocks may be less liquid than common stocks. Preferred shareholders may have certain rights if distributions are not paid but generally have no legal recourse against the issuer and may suffer a loss of value if distributions are not paid.

Morningstar Funds Trust / Prospectus 2022

Smaller Companies Risk—The stocks of small- or mid‑sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs.
Derivatives Risk—A derivative is an instrument with a value based on the performance of an underlying currency, security, index, or other reference asset. Derivatives involve risks different from, or possibly greater than, the risks of investing in more traditional investments. Derivatives involve costs, may create leverage, and may be illiquid, volatile, or difficult to value. In addition, derivatives could cause losses if the counterparty to the transaction does not perform as promised. The investment results achieved by using derivatives may not match or fully offset changes in the value of the underlying currency, security, index, or other reference asset that the Fund was attempting to hedge or the investment opportunity it was trying to pursue.
Cybersecurity Risk—The Fund, like all companies, may be susceptible to operational and information security risks. Cybersecurity failures or breaches of the Fund or its service providers or the issuers of securities in which a Fund invests, have the ability to cause disruptions and impact business operations, and the Funds and their shareholders could be negatively impacted as a result.
Performance
The bar chart and performance table that follow provide some indication of the risks of investing in the Fund. The bar chart shows the annual return for the Fund from year to year as of December 31. The table shows how the Fund’s average annual returns for periods ended December 31, 2020 (1 year and since inception) compare with those of a broad measure of market performance. You may obtain the Fund’s updated performance information by visiting the website at http://connect.rightprospectus.com/Morningstar or by calling 877‑626‑3224. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future.

Calendar Year Total Return
Morningstar International Equity Fund
% Total Return

Year‑to‑Date Return as of	June 30, 2021	9.66%
Best Quarter	4Q 2020	22.40%
Worst Quarter	1Q 2020	-27.78%

Morningstar Funds Trust / Prospectus 2022

Average Annual Total Return (For the period ended December 31, 2020)	1 Year	Since Inception 11/2/2018
Return Before Taxes	8.99%	11.28%
Return After Taxes on Distributions	8.38%	10.64%
Return After Taxes on Distributions and Sale of Fund Shares	5.92%	8.73%
Morningstar Global Markets Ex U.S. Index (net)[1] (reflects no deduction for fees, expenses, or taxes other than withholding taxes, as noted)	11.17%	11.99%

[1]
The Morningstar Global Markets Ex U.S. Index (net) captures the performance of the stocks located in the developed and emerging countries across the world, excluding the United States. Stocks in the index are weighted by their float capital, which removes corporate cross-ownership, government holdings and other locked‑in shares. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non‑resident individuals who do not benefit from double taxation treaties.

After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown, and after‑tax returns shown are not relevant to investors who hold their Fund shares through tax‑deferred arrangements, such as 401(k) plans or individual retirement accounts.
Fund Management
Morningstar is the investment adviser for the Fund and has overall supervisory responsibility for the general management and investment of the Fund’s portfolio. The Fund is managed in a multimanager structure. On behalf of Morningstar, the following persons have primary responsibility for the Fund and, subject to oversight by the board of trustees, are responsible for selecting and overseeing the subadvisers listed below.

Portfolio Manager	Position with Morningstar	Start Date with the Fund
Morningstar Investment Management LLC

Daniel E. McNeela, CFA	Senior Portfolio Manager and Co‑Head of Target Risk Strategies	Since Inception (November 2018)

Gareth P. Lyons	Portfolio Manager	Since Inception (November 2018)

Michael A. Stout, CFA	Portfolio Manager	Since Inception (November 2018)
Subadvisers and Portfolio Managers
Morningstar currently plans to allocate assets among the following subadvisers and may adjust these allocations at any time. The portfolio managers listed below are responsible for the day‑to‑day management of each subadviser’s allocated portion of the Fund’s portfolio:

Portfolio Manager	Position with Subadviser	Start Date with the Fund
Harding Loevner L.P.

Ferrill D. Roll, CFA	Co‑Chief Investment Officer, Co‑Lead Portfolio Manager, Analyst	Since Inception (November 2018)

Bryan C. Lloyd, CFA	Portfolio Manager, Analyst	Since Inception (November 2018)

Patrick C. Todd, CFA	Portfolio Manager, Analyst	Since Inception (November 2018)

Andrew H. West, CFA	Co‑Lead Portfolio Manager, Analyst	Since Inception (November 2018)

Babatunde Ojo, CFA	Portfolio Manager	January 2021

Morningstar Funds Trust / Prospectus 2022

Portfolio Manager	Position with Subadviser	Start Date with the Fund
Harris Associates L.P.

David G. Herro, CFA	Deputy Chairman, Chief Investment Officer— International Equities, and Portfolio Manager	Since Inception (November 2018)

Michael L. Manelli, CFA	Vice President, Portfolio Manager, and International Investment Analyst	Since Inception (November 2018)

Lazard Asset Management LLC

James Donald, CFA	Managing Director, Portfolio Manager/Analyst, and Head of Emerging Markets	Since Inception (November 2018)

Rohit Chopra	Managing Director and Portfolio Manager/Analyst	Since Inception (November 2018)

Monika Shrestha	Director and Portfolio Manager/Analyst	Since Inception (November 2018)

John Reinsberg	Deputy Chairman, Head of International and Global Strategies	Since Inception (November 2018)

Ganesh Ramachandran	Manager, Director and Portfolio Manager/Analyst	July 2020

T. Rowe Price Associates, Inc.

Eric Moffett	Portfolio Manager	April 2021

Malik Asif	Portfolio Manager	April 2021
Purchase and Sale of Fund Shares
Fund shares are available through investment programs provided by financial institutions (each, a Program). Such Programs include, but are not limited to, Morningstar Managed Portfolios, an investment advisory program sponsored by Morningstar Investment Services LLC, a wholly-owned subsidiary of the adviser, investment advisory programs provided by unaffiliated financial advisers, managed account advisory services that certain third party retirement plan sponsors (e.g., employers) and/or retirement plan recordkeepers make available to their retirement plan participants and solutions provided in model portfolio marketplaces. There are no initial or subsequent minimum purchase amounts for the Funds. Orders to sell or “redeem” shares must be placed through the financial institution providing the Program to you and may trigger a purchase or sale of the Fund’s underlying investments. Fund shares may be purchased or redeemed on any day the New York Stock Exchange (NYSE) is open. At any time that an investor in the Fund ceases to be eligible for a Program, the provider of that Program may direct the redemption of that investor’s Fund shares and no further purchases will be allowed.
See the Purchase and Sale of Fund Shares section on page 120 of the prospectus for more information.
Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax‑advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax‑advantaged account.

Morningstar Funds Trust / Prospectus 2022

Summary Section

Morningstar Global Income Fund
Investment Objective
The Fund seeks current income and long-term capital appreciation.
Fees and Expenses of the Fund
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (Fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None
Account Service Fee	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%

Distribution (12b‑1) Fees	None

Other Expenses

Sub‑Accounting Fees	0.10%[1]

Other Operating Expenses	0.17%
Total Other Expenses	0.27%

Acquired Fund Fees and Expenses	0.14%[2]
Total Annual Fund Operating Expenses	0.76%

Fee Waivers and Expense Reimbursement	(0.01)%[3]
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement	0.75%[3]

[1]
Represents fees assessed by financial intermediaries for providing certain account maintenance, record keeping, and transactional services with respect to Fund shares held by these intermediaries for their customers.

[2]
Acquired Fund Fees and Expenses (AFFE) represent costs incurred indirectly by the Fund as a result of its ownership of shares of another investment company, such as open- or closed‑end mutual funds, exchange traded funds (ETFs), and business development companies (BDCs). AFFE are not reflected in the Fund’s financial statements, and therefore, the amount listed in Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement will differ from those presented in the Financial Highlights.

[3]
Morningstar Investment Management LLC (“Morningstar” or “adviser” or “we”) has contractually agreed, through at least August 31, 2022, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, AFFE, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 0.89% (the Base Expense Limitation Agreement). It is important to note that as a result of the exclusion of the above-listed expenses from the cap, the Fund’s Total Annual Fund Operating Expenses may in certain circumstances be higher than 0.89%. Notwithstanding the foregoing, it is the adviser’s intent to partially limit AFFE such that when AFFE is included in the expense ratio, the Fund’s Total Annual Fund Operating Expenses (excluding the above-listed expenses other than AFFE) do not exceed the amount set forth in the Fund’s original prospectus dated July 11, 2018, as revised August 15, 2018. Accordingly, in addition to the Base Expense Limitation Agreement, Morningstar has contractually agreed, through at least August 31, 2022, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code

Morningstar Funds Trust / Prospectus 2022

of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 0.75% (the Supplemental Expense Limitation Agreement). Prior to August 31, 2022, the Base Expense Limitation Agreement and Supplemental Expense Limitation Agreement may be terminated only upon mutual agreement between the Trust (which would require the approval of the Trust’s board of trustees) and the adviser, or automatically upon the termination of the Investment Advisory Agreement between the Trust and the adviser.
Example
The example below can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example reflects adjustments made to the Fund’s operating expenses due to the fee waivers and/or expense reimbursements shown in the table above for the first year only. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$77	$242	$421	$941
Portfolio Turnover
The Fund will pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may mean higher transaction costs and could result in higher taxes if you hold Fund shares in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. For the Fund’s fiscal year ended April 30, 2021, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio.
Principal Investment Strategies
In seeking current income and long-term capital appreciation, the Fund has significant flexibility and invests across asset classes and geographies, according to the adviser’s assessment of their valuations, fundamental characteristics, and income levels. The Fund invests in investment companies such as open-, closed‑end or ETFs which could represent a significant percentage of the Fund’s assets. The Fund generally expects to invest at least 20% (or, if market conditions are unfavorable, at least 10%) of its assets in securities of issuers domiciled outside of the United States and may invest up to 100% of its assets in such securities.
The Fund invests in income-generating equity securities, which may include common stocks, preferred stocks, real estate investment trusts (REITs), and master limited partnerships (MLPs). The fund may invest in companies of any size from any country, including emerging markets.
The Fund also invests in fixed-income securities of varying maturity, duration, and quality. These may include U.S. and non‑U.S. corporate debt securities, U.S. and non‑U.S. government debt securities, emerging- market debt securities, mortgage-backed and asset-backed securities, convertible securities and floating-rate notes. The Fund may invest without limit in fixed-income securities that are rated below investment grade (commonly known as junk bonds) or, if unrated, are determined by the Fund’s subadviser(s) to be of comparable quality.
The Fund may also invest in derivatives, including options, futures, swaps, and forward foreign currency contracts, for risk management purposes or as part of its investment strategies.
Multimanager Approach—The Fund uses a multimanager approach, meaning the adviser may allocate assets to one or more subadvisers, in addition to open- and closed‑end investment companies, ETFs, and individual

Morningstar Funds Trust / Prospectus 2022

securities (collectively “Allocation Decisions”). Each subadviser acts independently from the others and uses its own investment style and process to select securities, within the constraints of the Fund’s investment objective, strategies, and restrictions. Morningstar is responsible for selecting the investment strategies and Allocation Decisions, with the goal of maximizing return with a prudent level of risk for the strategy. Subject to the oversight of the board of trustees, Morningstar may change subadvisers and sell holdings at any time.
Principal Risks
You can lose money by investing in this Fund. The Fund can also underperform broad markets and other investments. The Fund’s principal risks include:
Multimanager and Subadviser Selection Risk—To a significant extent, the Fund’s performance depends on Morningstar’s skill in selecting subadvisers and each subadviser’s skill in selecting securities and executing its strategy. Subadviser strategies may occasionally be out of favor and subadvisers may underperform relative to their peers or benchmarks.
Asset Allocation Risk—In an attempt to invest in areas that look most attractive on a valuation basis, the Fund may favor asset classes or market segments that cause the Fund to underperform its benchmark. Given the wide latitude with which the adviser manages this portfolio, you should expect this Fund to periodically underperform broad markets.
Market Risk—The value of stocks and other securities can be highly volatile and prices may fluctuate widely, which means you should expect a wide range of returns and could lose money, even over a long time period. Various economic, industry, regulatory, political or other factors (such as natural disasters, epidemics and pandemics, war, terrorism, conflicts or social unrest) may disrupt U.S. and world economies and can dramatically affect markets generally, certain industry sectors, and/or individual companies. Recently, the global pandemic out- break of an infectious respiratory illness caused by a novel coronavirus known as COVID‑19 has resulted in substantial market volatility and global business disruption, impacting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID‑19 are currently unknown, which may exacerbate other types of risks that apply to the Fund and negatively impact Fund performance and the value of your investment in the Fund.
Financials Sector Risk—Financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations. Unstable interest rates can have a disproportionate effect on the financial services sector and financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector. Financial services companies have also been affected by increased competition, which could adversely affect the profitability or viability of such companies.
Investment Company and ETF Risk—An investment company, including an open- or closed‑end mutual fund or ETF, in which the Fund invests may not achieve its investment objective or execute its investment strategies effectively, or a large purchase or redemption activity by shareholders might negatively affect the value of the shares. The Fund must also pay its pro rata portion of an investment company’s fees and expenses. Shares of ETFs trade on exchanges and may be bought and sold at market value. ETF shares may be thinly traded, making it difficult for the Fund to sell shares at a particular time or an anticipated price. ETF shares may also trade at a premium or discount to the net asset value of the ETF; at times, this premium or discount could be significant.
REITs and Other Real Estate Companies Risk—REITs and other real estate company securities are subject to, among other risks: declines in property values; defaults by mortgagors or other borrowers and tenants; increases in property taxes and other operating expenses; overbuilding in their sector of the real estate market;

Morningstar Funds Trust / Prospectus 2022

fluctuations in rental income; changes in interest rates; lack of availability of mortgage funds or financing; extended vacancies of properties, especially during economic downturns; changes in tax and regulatory requirements; losses due to environmental liabilities; or casualty or condemnation losses.
Interest-Rate Risk—The value of fixed-income securities, as well as some income-oriented equity securities that pay dividends, will typically decline when interest rates rise. The Fund may be subject to a greater risk or rising interest rates due to the current period of historically low interest rates.
Credit Risk—Issuers of fixed-income securities could default or be downgraded if they fail to make required payments of principal or interest.
High-Yield Risk—High-yield securities and unrated securities of similar credit quality (commonly known as junk bonds) are subject to greater levels of credit and liquidity risks. High-yield securities are considered speculative with respect to the issuer’s continuing ability to make principal and interest payments.
Foreign Securities Risk—Securities of non‑U.S. issuers may be less liquid, more volatile, and harder to value than U.S. securities. They may also be subject to political, economic, and regulatory risks, and market instability.
Emerging-Markets Risk—Emerging-market countries may have relatively unstable governments and economies based on only a few industries, which can cause greater instability. These countries are also more likely to experience higher levels of inflation, deflation, or currency devaluations, which could hurt their economies and securities markets.
Currency Risk—Because this Fund may invest in securities of non‑U.S. issuers, changes in currency exchange rates could hurt performance. Morningstar or a subadviser may decide not to hedge, or may not be successful in hedging, its currency exposure.
Convertible Securities Risk—Convertible securities are generally debt securities or preferred stocks that may be converted into common stock. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value.
Preferred Stock Risk—Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks are generally payable at the discretion of the issuer’s board of directors, after the company makes required payments to holders of its bonds and other debt securities. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies. Preferred stocks may be less liquid than common stocks. Preferred shareholders may have certain rights if distributions are not paid but generally have no legal recourse against the issuer and may suffer a loss of value if distributions are not paid.
Master Limited Partnership (MLP) Risk—An MLP is a limited partnership, the interests of which are publicly traded on an exchange or in the OTC market. Investing in MLPs, which are subject to a variety of laws and regulations, involves risks related to the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest-rate risk and credit risk, and MLPs that concentrate in a particular industry or geographic region are subject to the risks of those industries or regions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies.

Morningstar Funds Trust / Prospectus 2022

Smaller Companies Risk—The stocks of small- or mid‑sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs.
U.S. Government Securities Risk—U.S. government obligations have different levels of credit support and, therefore, different degrees of credit risk. The U.S. government does not guarantee the market value of the securities it issues, so those values may fluctuate. Like most fixed-income securities, the prices of government securities typically fall when interest rates increase and rise when interest rates decline. In addition, the payment obligations on certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.
Sovereign Debt Securities Risk—Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy, or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.
Mortgage-Related and Other Asset-Backed Securities Risk—Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust.
Mortgage- and asset-backed securities are subject to credit and interest rate risks, as well as extension and prepayment risks:
Extension Risk—Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility.
Prepayment Risk—When interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities because borrowers may pay off their mortgages sooner than expected. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.
These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. TBA (or “to be announced”) commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms.
In addition, one of the major economic impacts of the COVID‑19 pandemic has been loss of income, which has left many unable to repay their financial obligations, including their mortgage payments. It is difficult to predict how the effects of COVID‑19, or government initiatives relating to COVID‑19, may affect the federally backed mortgage market, the U.S. mortgage market as a whole and the price of securities relating to the mortgage markets, and in turn, the Fund’s investments.

Morningstar Funds Trust / Prospectus 2022

Floating-Rate Notes Risk—Floating-rate notes are subject to credit risk and interest-rate risk. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable-rate demand note is reset at specified intervals at a market rate. Some floating- and variable-rate securities may be callable by the issuer, meaning that they can be paid off before their maturity date and the proceeds may be required to be invested in lower yielding securities that reduce the Fund’s income.
Derivatives Risk—A derivative is an instrument with a value based on the performance of an underlying currency, security, index, or other reference asset. Derivatives involve risks different from, or possibly greater than, the risks of investing in more traditional investments. Derivatives involve costs, may create leverage, and may be illiquid, volatile, or difficult to value. In addition, derivatives could cause losses if the counterparty to the transaction does not perform as promised. The investment results achieved by using derivatives may not match or fully offset changes in the value of the underlying currency, security, index, or other reference asset that the Fund was attempting to hedge or the investment opportunity it was trying to pursue.
Cybersecurity Risk—The Fund, like all companies, may be susceptible to operational and information security risks. Cybersecurity failures or breaches of the Fund or its service providers or the issuers of securities in which a Fund invests, have the ability to cause disruptions and impact business operations, and the Funds and their shareholders could be negatively impacted as a result.
Performance
The bar chart and performance table that follow provide some indication of the risks of investing in the Fund. The bar chart shows the annual return for the Fund from year to year as of December 31. The table shows how the Fund’s average annual returns for periods ended December 31, 2020 (1 year and since inception) compare with those of a broad measure of market performance. You may obtain the Fund’s updated performance information by visiting the website at http://connect.rightprospectus.com/Morningstar or by calling 877‑626‑3224. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future.

Calendar Year Total Return
Morningstar Global Income Fund % Total Return

Year‑to‑Date Return as of	June 30, 2021	7.93%
Best Quarter	2Q 2020	11.36%
Worst Quarter	1Q 2020	-17.92%

Morningstar Funds Trust / Prospectus 2022

Average Annual Total Return (For the period ended December 31, 2020)	1 Year	Since Inception 11/2/2018
Return Before Taxes	3.93%	8.90%
Return After Taxes on Distributions	2.95%	7.64%
Return After Taxes on Distributions and Sale of Fund Shares	2.61%	6.47%
Morningstar Global Income Blended Index[1] (reflects no deduction for fees, expenses, or taxes other than withholding taxes, as noted)	14.80%	14.05%

[1]
The Morningstar Global Income Blended Index is composed of 75% Morningstar Global Markets NR Index and 25% Bloomberg Barclays Multiverse Total Return Index. The Morningstar Global Markets NR Index captures the performance of the stocks located in the developed and emerging countries across the world. The Bloomberg Barclays Multiverse Total Return Index provides a broad-based measure of the global fixed-income bond market. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to those who do not benefit from double taxation treaties.

After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown, and after‑tax returns shown are not relevant to investors who hold their Fund shares through tax‑deferred arrangements, such as 401(k) plans or individual retirement accounts.
Fund Management
Morningstar is the investment adviser for the Fund and has overall supervisory responsibility for the general management and investment of the Fund’s portfolio. The Fund is managed in a multimanager structure. On behalf of Morningstar, the following persons have primary responsibility for the Fund and, subject to oversight by the board of trustees, are responsible for selecting and overseeing the subadviser listed below.

Portfolio Manager	Position with Morningstar	Start Date with the Fund
Morningstar Investment Management LLC

Marta K. Norton, CFA	Chief Investment Officer and Portfolio Manager	Since Inception (November 2018)

Richard M. Williamson, CFA, CIPM	Portfolio Manager and Head of Outcome Based Strategies	December 2020

Hong Cheng, CFA	Portfolio Manager	December 2020
Subadvisers and Portfolio Managers
Morningstar currently plans to allocate assets to the following subadvisers and may adjust this allocation at any time. The portfolio managers listed below are responsible for the day‑to‑day management of each subadviser’s allocated portion of the Fund’s portfolio:

Portfolio Manager	Position with Subadviser	Start Date with the Fund
Cullen Capital Management, LLC

James P. Cullen	Chairman, Chief Executive Officer, and Portfolio Manager	Since Inception (November 2018)

Rahul D. Sharma	Executive Director and Portfolio Manager	Since Inception (November 2018)

Western Asset Management Company, LLC

Michael C. Buchanan, CFA	Lead Portfolio Manager/Deputy Chief Investment Officer	February 2022

Gordon S. Brown	Co‑Portfolio Manager/Co‑Head of Global Portfolios	February 2022

S. Kenneth Leech	Co‑Portfolio Manager/Chief Investment Officer	February 2022

Annabel Rudebeck	Co‑Portfolio Manager	February 2022

Morningstar Funds Trust / Prospectus 2022

Purchase and Sale of Fund Shares
Fund shares are available through investment programs provided by financial institutions (each, a Program). Such Programs include, but are not limited to, Morningstar Managed Portfolios, an investment advisory program sponsored by Morningstar Investment Services LLC, a wholly-owned subsidiary of the adviser, investment advisory programs provided by unaffiliated financial advisers, managed account advisory services that certain third party retirement plan sponsors (e.g., employers) and/or retirement plan recordkeepers make available to their retirement plan participants and solutions provided in model portfolio marketplaces. There are no initial or subsequent minimum purchase amounts for the Funds. Orders to sell or “redeem” shares must be placed through the financial institution providing the Program to you and may trigger a purchase or sale of the Fund’s underlying investments. Fund shares may be purchased or redeemed on any day the New York Stock Exchange (NYSE) is open. At any time that an investor in the Fund ceases to be eligible for a Program, the provider of that Program may direct the redemption of that investor’s Fund shares and no further purchases will be allowed.
See the Purchase and Sale of Fund Shares section on page 120 of the prospectus for more information.
Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax‑advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax‑advantaged account.

Morningstar Funds Trust / Prospectus 2022

Summary Section

Morningstar Total Return Bond Fund
Investment Objective
The Fund seeks to maximize total return while also generating income and preserving capital.
Fees and Expenses of the Fund
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (Fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None
Account Service Fee	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.44%

Distribution (12b-1) Fees	None

Other Expenses

Sub-Accounting Fees	0.10%[1]

Short Sale Dividend and Interest Expenses	0.01%

Other Operating Expenses	0.19%
Total Other Expenses	0.30%

Acquired Fund Fees and Expenses	0.02%[2]
Total Annual Fund Operating Expenses	0.76%

Fee Waivers and Expense Reimbursement	(0.21)%[3]
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement	0.55%[3]

[1]
Represents fees assessed by financial intermediaries for providing certain account maintenance, record keeping, and transactional services with respect to Fund shares held by these intermediaries for their customers.

[2]
Acquired Fund Fees and Expenses (AFFE) represent costs incurred indirectly by the Fund as a result of its ownership of shares of another investment company, such as open- or closed-end mutual funds, exchange traded funds (ETFs), and business development companies (BDCs). AFFE are not reflected in the Fund’s financial statements, and therefore, the amount listed in Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement will differ from those presented in the Financial Highlights.

[3]
Morningstar Investment Management LLC (“Morningstar” or “adviser” or “we”) has contractually agreed, through at least August 31, 2022, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, AFFE, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 0.53% (the Base Expense Limitation Agreement). It is important to note that as a result of the exclusion of the above-listed expenses from the cap, the Fund’s Total Annual Fund Operating Expenses may in certain circumstances be higher than 0.53%, including as a result of AFFE borne by the Fund. Notwithstanding the foregoing, it is the adviser’s intent to partially limit AFFE such that when AFFE is included in the expense ratio, the Fund’s Total Annual Fund Operating Expenses (exclud-

Morningstar Funds Trust / Prospectus 2022

ing the above-listed expenses other than AFFE) do not exceed the amount set forth in the Fund’s original prospectus dated July 11, 2018, as revised August 15, 2018. Accordingly, in addition to the Base Expense Limitation Agreement, Morningstar has contractually agreed, through at least August 31, 2022, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 0.54% (the Supplemental Expense Limitation Agreement). Prior to August 31, 2022, the Base Expense Limitation Agreement and Supplemental Expense Limitation Agreement may be terminated only upon mutual agreement between the Trust (which would require the approval of the Trust’s board of trustees) and the adviser, or automatically upon the termination of the Investment Advisory Agreement between the Trust and the adviser.
Example
The example below can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example reflects adjustments made to the Fund’s operating expenses due to the fee waivers and/or expense reimbursements shown in the table above for the first year only. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$56	$222	$402	$923
Portfolio Turnover
The Fund will pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may mean higher transaction costs and could result in higher taxes if you hold Fund shares in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended April 30, 2021, the Fund’s portfolio turnover rate was 438% of the average value of its portfolio. The nature of the strategies in this Fund is to engage in active and frequent trading of its portfolio securities which may result in higher portfolio turnover. Turnover is mainly driven by a few strategies employed to help manage duration and curve risk.
Principal Investment Strategies
In seeking to maximize total return while also generating income and preserving capital, the Fund will normally invest at least 80% of its assets in debt securities (commonly referred to as “bonds”) of varying maturity, duration, and quality. To meet its objective, the Fund may invest in investment companies such as mutual funds and ETFs, which could represent a significant percentage of assets.
The Fund invests primarily in investment-grade fixed-income securities. These may include U.S. and non-U.S. investment-grade corporate debt securities, U.S. government debt securities, including Treasury Inflation Protected Bond Securities and zero-coupon securities, non-U.S. government debt securities, emerging-market debt securities, and mortgage-backed and asset-backed securities. The Fund may also invest up to 20% of its assets in fixed-income securities that are rated below investment grade (commonly known as junk bonds), or if unrated, are determined by the Fund’s subadviser(s) to be of comparable quality.
In addition, the Fund may invest up to 15% of its assets in collateralized debt obligations (CDOs), of which 10% (as a percentage of the Fund’s assets) may be in collateralized loan obligations (CLOs). CDOs are types of asset-backed securities. CLOs are ordinarily issued by a trust or other special purpose entity and are typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer.

Morningstar Funds Trust / Prospectus 2022

The Fund may invest up to 20% of its assets in securities denominated in foreign currencies. The Fund may also invest in securities acquired in a private placement, such as Rule 144A securities, as well as derivatives, including options, futures, swaps, and forward foreign currency contracts, for risk management purposes or as part of its investment strategies. The Fund may also enter into reverse repurchase agreements and dollar rolls. The Fund may also invest in short-term, high-quality fixed-income securities, cash or cash equivalents, including money market funds.
Multimanager Approach—The Fund uses a multimanager approach, meaning the adviser may allocate assets to one or more subadvisers, in addition to open- and closed-end investment companies, ETFs, and individual securities (collectively “Allocation Decisions”). Each subadviser acts independently from the others and uses its own investment style and process to select securities, within the constraints of the Fund’s investment objective, strategies, and restrictions. Morningstar is responsible for selecting the investment strategies and Allocation Decisions, with the goal of maximizing return with a prudent level of risk for the strategy. Subject to the oversight of the board of trustees, Morningstar may change subadvisers and sell holdings at any time.
Principal Risks
This Fund is designed to offer a moderate level of risk, but you can lose money by investing in the Fund. The Fund can also underperform broad markets and other investments. The Fund’s principal risks include:
Multimanager and Subadviser Selection Risk—To a significant extent, the Fund’s performance depends on Morningstar’s skill in selecting subadvisers and each subadviser’s skill in selecting securities and executing its strategy. Subadviser strategies may occasionally be out of favor and subadvisers may underperform relative to their peers or benchmarks.
Asset Allocation Risk—In an attempt to invest in areas that look most attractive on a valuation basis, the Fund may favor asset classes or market segments that cause the Fund to underperform its benchmark.
Market Risk—The value of stocks and other securities can be highly volatile and prices may fluctuate widely, which means you should expect a wide range of returns and could lose money, even over a long time period. Various economic, industry, regulatory, political or other factors (such as natural disasters, epidemics and pandemics, war, terrorism, conflicts or social unrest) may disrupt U.S. and world economies and can dramatically affect markets generally, certain industry sectors, and/or individual companies. Recently, the global pandemic out- break of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, impacting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may exacerbate other types of risks that apply to the Fund and negatively impact Fund performance and the value of your investment in the Fund.
Interest-Rate Risk—The value of fixed-income securities will typically decline when interest rates rise. The Fund may be subject to a greater risk or rising interest rates due to the current period of historically low interest rates.
Credit Risk—Issuers of fixed-income securities could default or be downgraded if they fail to make required payments of principal or interest.
High-Yield Risk—High-yield securities and unrated securities of similar credit quality (commonly known as junk bonds) are subject to greater levels of credit and liquidity risks. High-yield securities are considered speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Morningstar Funds Trust / Prospectus 2022

Mortgage-Related and Other Asset-Backed Securities Risk—Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust.
Mortgage- and asset-backed securities are subject to credit and interest rate risks, as well as extension and prepayment risks:
Extension Risk—Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility.
Prepayment Risk—When interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities because borrowers may pay off their mortgages sooner than expected. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.
These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. TBA (or “to be announced”) commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms.
In addition, one of the major economic impacts of the COVID-19 pandemic has been loss of income, which has left many unable to repay their financial obligations, including their mortgage payments. It is difficult to predict how the effects of COVID-19, or government initiatives relating to COVID-19, may affect the federally backed mortgage market, the U.S. mortgage market as a whole and the price of securities relating to the mortgage markets, and in turn, the Fund’s investments.
CDO Risk—In addition to the typical risks associated with fixed-income securities and asset-backed securities, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) the risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly. In addition, investments in CDOs may be characterized by the Fund as illiquid investments.
Foreign Securities Risk—Securities of non-U.S. issuers may be less liquid, more volatile, and harder to value than U.S. securities. They may also be subject to political, economic, and regulatory risks, and market instability.
Emerging-Markets Risk—Emerging-market countries may have relatively unstable governments and economies based on only a few industries, which can cause greater instability. These countries are also more likely to experience higher levels of inflation, deflation, or currency devaluations, which could hurt their economies and securities markets.

Morningstar Funds Trust / Prospectus 2022

Currency Risk—Because this Fund may invest in securities of non-U.S. issuers, changes in currency exchange rates could hurt performance. Morningstar or a subadviser may decide not to hedge, or may not be successful in hedging, its currency exposure.
U.S. Government Securities Risk—U.S. government obligations have different levels of credit support and, therefore, different degrees of credit risk. The U.S. government does not guarantee the market value of the securities it issues, so those values may fluctuate. Like most fixed-income securities, the prices of government securities typically fall when interest rates increase and rise when interest rates decline. In addition, the payment obligations on certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.
Sovereign Debt Securities Risk—Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy, or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.
Investment Company and ETF Risk—An investment company, including an open- or closed-end mutual fund or ETF, in which the Fund invests may not achieve its investment objective or execute its investment strategies effectively, or a large purchase or redemption activity by shareholders might negatively affect the value of the shares. The Fund must also pay its pro rata portion of an investment company’s fees and expenses. Shares of ETFs trade on exchanges and may be bought and sold at market value. ETF shares may be thinly traded, making it difficult for the Fund to sell shares at a particular time or an anticipated price. ETF shares may also trade at a premium or discount to the net asset value of the ETF; at times, this premium or discount could be significant.
Financials Sector Risk—Financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations. Unstable interest rates can have a disproportionate effect on the financial services sector and financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector. Financial services companies have also been affected by increased competition, which could adversely affect the profitability or viability of such companies.
Derivatives Risk—A derivative is an instrument with a value based on the performance of an underlying currency, security, index, or other reference asset. Derivatives involve risks different from, or possibly greater than, the risks of investing in more traditional investments. Derivatives involve costs, may create leverage, and may be illiquid, volatile, or difficult to value. In addition, derivatives could cause losses if the counterparty to the transaction does not perform as promised. The investment results achieved by using derivatives may not match or fully offset changes in the value of the underlying currency, security, index, or other reference asset that the Fund was attempting to hedge or the investment opportunity it was trying to pursue.
Reverse Repurchase Agreements Risk—Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities. These events could also trigger adverse tax consequences to the Fund.

Morningstar Funds Trust / Prospectus 2022

Dollar Rolls Risk—Dollar rolls involve the risk that the market value of the securities that the Fund is commit- ted to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage.
Private Placements Risk—Securities that are purchased in private placements are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for these investments, especially under adverse circumstances, a Fund could find it more difficult to sell private placements at an advisable time or attractive price. Additionally, such securities may not be listed on an exchange and may have no active trading market. Accordingly, many private placement securities may be illiquid. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value.
LIBOR Risk—Certain instruments in which the Fund, or the underlying funds in which the Fund invests, may utilize the London Interbank Overnight Rate (LIBOR) as a reference rate for various rate calculations. The U.K. Financial Conduct Authority, which regulates LIBOR, phased out certain LIBOR at the end of 2021 and intends to phase out the remaining LIBOR rate in 2023 . The potential effect of a transition away from LIBOR on the investments held by the Fund or underlying funds cannot yet be determined. To the extent that the Fund or underlying funds have exposure to contracts or instruments based on LIBOR that do not include fallback provisions, those investments may have an increased risk of becoming illiquid.
Cybersecurity Risk—The Fund, like all companies, may be susceptible to operational and information security risks. Cybersecurity failures or breaches of the Fund or its service providers or the issuers of securities in which a Fund invests, have the ability to cause disruptions and impact business operations, and the Funds and their shareholders could be negatively impacted as a result.
Performance
The bar chart and performance table that follow provide some indication of the risks of investing in the Fund. The bar chart shows the annual return for the Fund from year to year as of December 31. The table shows how the Fund’s average annual returns for periods ended December 31, 2020 (1 year and since inception) compare with those of a broad measure of market performance. You may obtain the Fund’s updated performance information by visiting the website at http://connect.rightprospectus.com/Morningstar or by calling 877-626-3224. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future.

Calendar Year Total Return
Morningstar Total Return Bond Fund % Total Return

Year-to-Date Return as of	June 30, 2021	-1.71%
Best Quarter	2Q 2020	6.05%
Worst Quarter	1Q 2020	0.17%

Morningstar Funds Trust / Prospectus 2022

Average Annual Total Return (For the period ended December 31, 2020)	1 Year	Since Inception 11/2/2018
Return Before Taxes	9.57%	9.92%
Return After Taxes on Distributions	7.62%	7.90%
Return After Taxes on Distributions and Sale of Fund Shares	5.85%	6.81%
Bloomberg Barclays U.S. Aggregate Bond Index[1] (reflects no deduction for fees, expenses, or taxes)	7.51%	8.83%

[1]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based, flagship benchmark that measures the investment grade, U.S.-dollar denominated, fixed-rate, taxable bond market.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Fund Management
Morningstar is the investment adviser for the Fund and has overall supervisory responsibility for the general management and investment of the Fund’s portfolio. The Fund is managed in a multimanager structure. On behalf of Morningstar, the following persons have primary responsibility for the Fund and, subject to oversight by the board of trustees, are responsible for selecting and overseeing the subadvisers listed below.

Portfolio Manager	Position with Morningstar	Start Date with the Fund
Morningstar Investment Management LLC

Alfonzo Bruno	Portfolio Manager	May 2022

Hong Cheng, CFA	Portfolio Manager	May 2022

Daniel E. McNeela, CFA	Senior Portfolio Manager and Co-Head of Target Risk Strategies	Since Inception (November 2018)
Subadvisers and Portfolio Managers
Morningstar currently plans to allocate assets among the following subadvisers and may adjust these allocations at any time. The portfolio managers listed below are responsible for the day-to-day management of each subadviser’s allocated portion of the Fund’s portfolio:

Portfolio Manager	Position with Subadviser	Start Date with the Fund
BlackRock Financial Management, Inc.

Richard M. Rieder	Global Chief Investment Officer, Managing Director, and Portfolio Manager	Since Inception (November 2018)

Robert J. Miller	Managing Director and Portfolio Manager	Since Inception (November 2018)

David L. Rogal	Director and Portfolio Manager	Since Inception (November 2018)

Morningstar Funds Trust / Prospectus 2022

Portfolio Manager	Position with Subadviser	Start Date with the Fund
Western Asset Management Company, LLC

John L. Bellows, CFA	Portfolio Manager and Research Analyst	Since Inception (November 2018)

S. Kenneth Leech	Chief Investment Officer	Since Inception (November 2018)

Mark S. Lindbloom	Portfolio Manager	Since Inception (November 2018)

Frederick R. Marki, CFA	Portfolio Manager	Since Inception (November 2018)

Julien A. Scholnick, CFA	Portfolio Manager	Since Inception (November 2018)

Scott M. Beatty, CFA	Portfolio Manager	Since Inception (November 2018)
Purchase and Sale of Fund Shares
Fund shares are available through investment programs provided by financial institutions (each, a Program). Such Programs include, but are not limited to, Morningstar Managed Portfolios, an investment advisory program sponsored by Morningstar Investment Services LLC, a wholly-owned subsidiary of the adviser, investment advisory programs provided by unaffiliated financial advisers, managed account advisory services that certain third party retirement plan sponsors (e.g., employers) and/or retirement plan recordkeepers make available to their retirement plan participants and solutions provided in model portfolio marketplaces. There are no initial or subsequent minimum purchase amounts for the Funds. Orders to sell or “redeem” shares must be placed through the financial institution providing the Program to you and may trigger a purchase or sale of the Fund’s underlying investments. Fund shares may be purchased or redeemed on any day the New York Stock Exchange (NYSE) is open. At any time that an investor in the Fund ceases to be eligible for a Program, the provider of that Program may direct the redemption of that investor’s Fund shares and no further purchases will be allowed.
See the Purchase and Sale of Fund Shares section on page 120 of the prospectus for more information.
Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Morningstar Funds Trust / Prospectus 2022

Summary Section

Morningstar Municipal Bond Fund
Investment Objective
The Fund seeks income exempt from federal income taxes as well as capital preservation.
Fees and Expenses of the Fund
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (Fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None
Account Service Fee	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.44%

Distribution (12b-1) Fees	None

Other Expenses

Sub-Accounting Fees	0.10%[1]

Other Operating Expenses	0.12%
Total Other Expenses	0.22%
Acquired Fund Fees and Expenses	0.01%[2]

Total Annual Fund Operating Expenses	0.67%

Fee Waivers and Expense Reimbursement	(0.08)%[3]
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement	0.59%[3]

[1]
Represents fees assessed by financial intermediaries for providing certain account maintenance, record keeping, and transactional services with respect to Fund shares held by these intermediaries for their customers.

[2]
Acquired Fund Fees and Expenses (AFFE) represent costs incurred indirectly by the Fund as a result of its ownership of shares of another investment company, such as open- or closed-end mutual funds, exchange traded funds (ETFs), and business development companies (BDCs). AFFE are not reflected in the Fund’s financial statements, and therefore, the amount listed in Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement will differ from those presented in the Financial Highlights.

[3]
Morningstar Investment Management LLC (“Morningstar” or “adviser” or “we”) has contractually agreed, through at least August 31, 2022, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, AFFE, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 0.59% (the Base Expense Limitation Agreement). It is important to note that as a result of the exclusion of the above-listed expenses from the cap, the Fund’s Total Annual Fund Operating Expenses may in certain circumstances be higher than 0.59%. Notwithstanding the foregoing, it is the adviser’s intent to partially limit AFFE such that when AFFE is included in the expense ratio, the Fund’s Total Annual Fund Operating Expenses (excluding the above-listed expenses other than AFFE) do not exceed the amount set forth in the Fund’s original prospectus dated July 11, 2018, as revised August 15, 2018. Accordingly, in addition to the Base Expense Limitation Agreement, Morningstar has contractually agreed, through at least August 31, 2022, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code

Morningstar Funds Trust / Prospectus 2022

of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 0.59% (the Supplemental Expense Limitation Agreement). Prior to August 31, 2022, the Base Expense Limitation Agreement and Supplemental Expense Limitation Agreement may be terminated only upon mutual agreement between the Trust (which would require the approval of the Trust’s board of trustees) and the adviser, or automatically upon the termination of the Investment Advisory Agreement between the Trust and the adviser.
Example
The example below can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example reflects adjustments made to the Fund’s operating expenses due to the fee waivers and/or expense reimbursements shown in the table above for the first year only. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$60	$206	$365	$827
Portfolio Turnover
The Fund will pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may mean higher transaction costs and could result in higher taxes if you hold Fund shares in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. For the Fund’s fiscal year ended April 30, 2021, the Fund’s portfolio turnover rate was 53% of the average value of its portfolio.
Principal Investment Strategies
In seeking income exempt from federal income taxes consistent with the preservation of capital, the Fund will invest, under normal circumstances, at least 80% of its net assets, plus borrowings for investment purposes, in securities of municipal issuers within the United States and its territories, the income of which is exempt from U.S. taxation. To meet its objective, the Fund may invest in investment companies such as mutual funds and ETFs, which could represent a significant percentage of assets.
The Fund intends to invest primarily in investment-grade municipal securities, but may invest up to 35% of assets in high-yield fixed-income securities that are rated below investment grade (commonly known as junk bonds) or, if unrated, are determined by the Fund’s subadviser(s) to be of comparable quality. The Fund may also invest in derivatives, including options, futures, swaps, and inverse floating-rate debt instruments (inverse floaters), for risk management purposes or as part of its investment strategies.
Multimanager Approach—The Fund uses a multimanager approach, meaning the adviser may allocate assets to one or more subadvisers, in addition to open- and closed-end investment companies, ETFs, and individual securities (collectively “Allocation Decisions”). Each subadviser acts independently from the others and uses its own investment style and process to select securities, within the constraints of the Fund’s investment objective, strategies, and restrictions. Morningstar is responsible for selecting the investment strategies and Allocation Decisions, with the goal of maximizing return with a prudent level of risk for the strategy. Subject to the oversight of the board of trustees, Morningstar may change subadvisers and sell holdings at any time.

Morningstar Funds Trust / Prospectus 2022

Principal Risks
You can lose money by investing in the Fund. The Fund can also underperform broad markets and other investments. The Fund’s principal risks include:
Multimanager and Subadviser Selection Risk—To a significant extent, the Fund’s performance depends on Morningstar’s skill in selecting subadvisers and each subadviser’s skill in selecting securities and executing its strategy. Subadviser strategies may occasionally be out of favor and subadvisers may underperform relative to their peers or benchmarks.
Asset Allocation Risk—In an attempt to invest in areas that look most attractive on a valuation basis, the Fund may favor market segments that cause the Fund to underperform its benchmark.
Municipal Securities Risk—The municipal securities market could be significantly affected by negative political and legislative changes, as well as uncertainties related to taxation or the rights of municipal security holders. Changes in the financial health of a municipality may make it difficult for it to pay interest and principal when due.
Interest-Rate Risk—The value of fixed-income securities will typically decline when interest rates rise. The Fund may be subject to a greater risk or rising interest rates due to the current period of historically low interest rates.
Market Risk—The value of stocks and other securities can be highly volatile and prices may fluctuate widely, which means you should expect a wide range of returns and could lose money, even over a long time period. Various economic, industry, regulatory, political or other factors (such as natural disasters, epidemics and pandemics, war, terrorism, conflicts or social unrest) may disrupt U.S. and world economies and can dramatically affect markets generally, certain industry sectors, and/or individual companies. Recently, the global pandemic out- break of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, impacting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may exacerbate other types of risks that apply to the Fund and negatively impact Fund performance and the value of your investment in the Fund.
Credit Risk—Issuers of fixed-income securities could default or be downgraded if they fail to make required payments of principal or interest.
High-Yield Risk—High-yield securities and unrated securities of similar credit quality (commonly known as junk bonds) are subject to greater levels of credit and liquidity risks. High-yield securities are considered speculative with respect to the issuer’s continuing ability to make principal and interest payments.
Investment Company and ETF Risk—An investment company, including an open- or closed-end mutual fund or ETF, in which the Fund invests may not achieve its investment objective or execute its investment strategies effectively, or a large purchase or redemption activity by shareholders might negatively affect the value of the shares. The Fund must also pay its pro rata portion of an investment company’s fees and expenses. Shares of ETFs trade on exchanges and may be bought and sold at market value. ETF shares may be thinly traded, making it difficult for the Fund to sell shares at a particular time or an anticipated price. ETF shares may also trade at a premium or discount to the net asset value of the ETF; at times, this premium or discount could be significant.
Derivatives Risk—A derivative is an instrument with a value based on the performance of an underlying currency, security, index, or other reference asset. Derivatives involve risks different from, or possibly greater than, the risks of investing in more traditional investments. Derivatives involve costs, may create leverage, and

Morningstar Funds Trust / Prospectus 2022

may be illiquid, volatile, or difficult to value. In addition, derivatives could cause losses if the counterparty to the transaction does not perform as promised. The investment results achieved by using derivatives may not match or fully offset changes in the value of the underlying currency, security, index, or other reference asset that the Fund was attempting to hedge or the investment opportunity it was trying to pursue.
Cybersecurity Risk—The Fund, like all companies, may be susceptible to operational and information security risks. Cybersecurity failures or breaches of the Fund or its service providers or the issuers of securities in which a Fund invests, have the ability to cause disruptions and impact business operations, and the Funds and their shareholders could be negatively impacted as a result.
Performance
The bar chart and performance table that follow provide some indication of the risks of investing in the Fund. The bar chart shows the annual return for the Fund from year to year as of December 31. The table shows how the Fund’s average annual returns for periods ended December 31, 2020 (1 year and since inception) compare with those of a broad measure of market performance. You may obtain the Fund’s updated performance information by visiting the website at http://connect.rightprospectus.com/Morningstar or by calling 877-626-3224. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future.

Calendar Year Total Return
Morningstar Municipal Bond Fund % Total Return

Year-to-Date Return as of	June 30, 2021	1.23%
Best Quarter	2Q 2020	2.33%
Worst Quarter	1Q 2020	-1.48%

Average Annual Total Return (For the period ended December 31, 2020)	1 Year	Since Inception 11/2/2018
Return Before Taxes	4.03%	5.73%
Return After Taxes on Distributions	4.02%	5.61%
Return After Taxes on Distributions and Sale of Fund Shares	3.15%	4.81%
Morningstar Municipal Bond Blended Index[1] (reflects no deduction for fees, expenses, or taxes)	4.00%	5.37%

[1]
The Morningstar Municipal Bond Blended Index is composed of 60% Bloomberg Barclays Municipal Bond Index and 40% Bloomberg Barclays Municipal 1-3 Year Bond Index. The Bloomberg Barclays Municipal Bond Index is an unmanaged index that is considered representative of the broad market for investment grade, tax-exempt bonds with a maturity of at least one year. Bloomberg Barclays Municipal 1-3 Year Bond Index consists of a broad selection of investment grade general obligation and revenue bonds of maturities ranging from one year to three years.

Morningstar Funds Trust / Prospectus 2022

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Fund Management
Morningstar is the investment adviser for the Fund and has overall supervisory responsibility for the general management and investment of the Fund’s portfolio. The Fund is managed in a multimanager structure. On behalf of Morningstar, the following persons have primary responsibility for the Fund and, subject to oversight by the board of trustees, are responsible for selecting and overseeing the subadvisers listed below.

Portfolio Manager	Position with Morningstar	Start Date with the Fund
Morningstar Investment Management LLC

Alfonzo Bruno	Portfolio Manager	May 2022

Daniel E. McNeela, CFA	Senior Portfolio Manager and Co-Head of Target Risk Strategies	Since Inception (November 2018)
Subadvisers and Portfolio Managers
Morningstar currently plans to allocate assets among the following subadvisers and may adjust these allocations at any time. The portfolio managers listed below are responsible for the day-to-day management of each subadviser’s allocated portion of the Fund’s portfolio:

Portfolio Manager	Position with Subadviser	Start Date with the Fund
Allspring Global Investments, LLC

Robert J. Miller	Senior Portfolio Manager	Since Inception (November 2018)

Bruce R. Johns	Senior Portfolio Manager	June 2019

Terry J. Goode	Senior Portfolio Manager	June 2019

Nicholos Venditti	Senior Portfolio Manager	September 2020

Brandon Pae	Portfolio Manager	September 2020

T. Rowe Price Associates, Inc.

Konstantine B. Mallas	Portfolio Manager and Vice President	Since Inception (November 2018)

James M. Murphy, CFA	Portfolio Manager and Vice President	Since Inception (November 2018)
Purchase and Sale of Fund Shares
Fund shares are available through investment programs provided by financial institutions (each, a Program). Such Programs include, but are not limited to, Morningstar Managed Portfolios, an investment advisory program sponsored by Morningstar Investment Services LLC, a wholly-owned subsidiary of the adviser, investment advisory programs provided by unaffiliated financial advisers, managed account advisory services that certain third party retirement plan sponsors (e.g., employers) and/or retirement plan recordkeepers make available to their retirement plan participants and solutions provided in model portfolio marketplaces. There are no initial or subsequent minimum purchase amounts for the Funds. Orders to sell or “redeem” shares must be placed through the financial institution providing the Program to you and may trigger a purchase or sale of the Fund’s underlying investments. Fund shares may be purchased or redeemed on any day the New York Stock

Morningstar Funds Trust / Prospectus 2022

Exchange (NYSE) is open. At any time that an investor in the Fund ceases to be eligible for a Program, the provider of that Program may direct the redemption of that investor’s Fund shares and no further purchases will be allowed.
See the Purchase and Sale of Fund Shares section on page 120 of the prospectus for more information.
Tax Information
The Fund’s distributions generally are exempt from federal income tax, although a portion may be an item of tax preference for purposes of the federal alternative minimum tax (Tax Preference Item) for noncorporate shareholders subject to such tax. A portion of the distributions may also be exempt from state and local income taxes, depending on where you live. The Fund is not an appropriate investment for tax-advantaged retirement accounts, such as 401(k) plan accounts or individual retirement accounts, and may not be beneficial for investors in low tax brackets. The Fund also may make distributions that are taxable to you as ordinary income or capital gains.

Morningstar Funds Trust / Prospectus 2022

Summary Section

Morningstar Defensive Bond Fund
Investment Objective
The Fund seeks capital preservation.
Fees and Expenses of the Fund
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (Fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None
Account Service Fee	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.36%

Distribution (12b-1) Fees	None

Other Expenses

Sub-Accounting Fees	0.10%[1]

Other Operating Expenses	0.18%
Total Other Expenses	0.28%
Acquired Fund Fees and Expenses	0.04%[2]

Total Annual Fund Operating Expenses	0.68%

Fee Waivers and Expense Reimbursement	(0.16)%[3]
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement	0.52%[3]

[1]
Represents fees assessed by financial intermediaries for providing certain account maintenance, record keeping, and transactional services with respect to Fund shares held by these intermediaries for their customers.

[2]
Acquired Fund Fees and Expenses (AFFE) represent costs incurred indirectly by the Fund as a result of its ownership of shares of another investment company, such as open- or closed-end mutual funds, exchange traded funds (ETFs), and business development companies (BDCs). AFFE are not reflected in the Fund’s financial statements, and therefore, the amount listed in Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement will differ from those presented in the Financial Highlights.

[3]
Morningstar Investment Management LLC (“Morningstar” or “adviser” or “we”) has contractually agreed, through at least August 31, 2022, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, AFFE, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 0.48% (the Base Expense Limitation Agreement). It is important to note that as a result of the exclusion of the above-listed expenses from the cap, the Fund’s Total Annual Fund Operating Expenses may in certain circumstances be higher than 0.48%, including as a result of AFFE borne by the Fund. Notwithstanding the foregoing, it is the adviser’s intent to partially limit AFFE such that when AFFE is included in the expense ratio, the Fund’s Total Annual Fund Operating Expenses (excluding the above-listed expenses other than AFFE) do not exceed the amount set forth in the Fund’s original prospectus dated July 11, 2018, as revised August 15, 2018. Accordingly, in addition to the Base Expense Limitation Agreement, Morningstar has contractually agreed, through at least August 31, 2022, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Inter-

Morningstar Funds Trust / Prospectus 2022

nal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 0.55% (the Supplemental Expense Limitation Agreement). Prior to August 31, 2022, the Base Expense Limitation Agreement and Supplemental Expense Limitation Agreement may be terminated only upon mutual agreement between the Trust (which would require the approval of the Trust’s board of trustees) and the adviser, or automatically upon the termination of the Investment Advisory Agreement between the Trust and the adviser.
Example
The example below can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example reflects adjustments made to the Fund’s operating expenses due to the fee waivers and/or expense reimbursements shown in the table above for the first year only. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$53	$201	$363	$831
Portfolio Turnover
The Fund will pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may mean higher transaction costs and could result in higher taxes if you hold Fund shares in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. For the Fund’s fiscal year ended April 30, 2021, the Fund’s portfolio turnover rate was 53% of the average value of its portfolio.
Principal Investment Strategies
In seeking capital preservation, the Fund will normally invest at least 80% of its assets in a diversified portfolio of debt securities (commonly referred to as “bonds”) of varying maturity, duration, and quality. Under normal conditions, the Fund intends to pursue a defensive strategy of limiting its interest-rate sensitivity by maintaining a portfolio duration of three years or less. The Fund may also invest in investment companies such as mutual funds and ETFs, which could represent a significant percentage of assets.
The Fund invests primarily in short- and intermediate-term investment-grade fixed-income securities. These may include U.S. and non-U.S. investment-grade corporate debt securities, U.S. and non-U.S. government debt securities, and mortgage-backed and asset-backed securities. In most market environments, the Fund will not invest more than 20% of assets in fixed-income securities that are rated below investment grade (commonly known as junk bonds), or if unrated, are determined by the Fund’s subadviser(s) to be of comparable quality.
In addition, the Fund may invest a significant portion of its assets in collateralized debt obligations (CDOs), including collateralized loan obligations (CLOs). CDOs are types of asset-backed securities. CLOs are ordinarily issued by a trust or other special purpose entity and are typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer.
Multimanager Approach—The Fund uses a multimanager approach, meaning the adviser may allocate assets to one or more subadvisers, in addition to open- and closed-end investment companies, ETFs, and individual securities (collectively “Allocation Decisions”). Each subadviser acts independently from the others and uses

Morningstar Funds Trust / Prospectus 2022

its own investment style and process to select securities, within the constraints of the Fund’s investment objective, strategies, and restrictions. Morningstar is responsible for selecting the investment strategies and Allocation Decisions, with the goal of maximizing return with a prudent level of risk for the strategy. Subject to the oversight of the board of trustees, Morningstar may change subadvisers and sell holdings at any time.
Principal Risks
This Fund is designed to offer a low level of risk, but you can lose money by investing in the Fund. The Fund can also underperform broad markets and other investments. The Fund’s principal risks include:
Multimanager and Subadviser Selection Risk—To a significant extent, the Fund’s performance depends on Morningstar’s skill in selecting subadvisers and each subadviser’s skill in selecting securities and executing its strategy. Subadviser strategies may occasionally be out of favor and subadvisers may underperform relative to their peers or benchmarks.
Asset Allocation Risk—In an attempt to invest in areas that look most attractive on a valuation basis, the Fund may favor asset classes or market segments that cause the Fund to underperform its benchmark. Given the wide latitude with which the adviser manages this portfolio, you should expect this Fund to periodically underperform broad markets.
Market Risk—The value of stocks and other securities can be highly volatile and prices may fluctuate widely, which means you should expect a wide range of returns and could lose money, even over a long time period. Various economic, industry, regulatory, political or other factors (such as natural disasters, epidemics and pandemics, war, terrorism, conflicts or social unrest) may disrupt U.S. and world economies and can dramatically affect markets generally, certain industry sectors, and/or individual companies. Recently, the global pandemic out- break of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, impacting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may exacerbate other types of risks that apply to the Fund and negatively impact Fund performance and the value of your investment in the Fund.
Interest-Rate Risk—The value of fixed-income securities will typically decline when interest rates rise. The Fund may be subject to a greater risk or rising interest rates due to the current period of historically low interest rates.
Credit Risk—Issuers of fixed-income securities could default or be downgraded if they fail to make required payments of principal or interest.
High-Yield Risk—High-yield securities and unrated securities of similar credit quality (commonly known as junk bonds) are subject to greater levels of credit and liquidity risks. High-yield securities are considered speculative with respect to the issuer’s continuing ability to make principal and interest payments.
Investment Company and ETF Risk—An investment company, including an open- or closed-end mutual fund or ETF, in which the Fund invests may not achieve its investment objective or execute its investment strategies effectively, or a large purchase or redemption activity by shareholders might negatively affect the value of the shares. The Fund must also pay its pro rata portion of an investment company’s fees and expenses. Shares of ETFs trade on exchanges and may be bought and sold at market value. ETF shares may be thinly traded, making it difficult for the Fund to sell shares at a particular time or an anticipated price. ETF shares may also trade at a premium or discount to the net asset value of the ETF; at times, this premium or discount could be significant.

Morningstar Funds Trust / Prospectus 2022

Mortgage-Related and Other Asset-Backed Securities Risk—Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust.
Mortgage- and asset-backed securities are subject to credit and interest rate risks, as well as extension and prepayment risks:
Extension Risk—Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility.
Prepayment Risk—When interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities because borrowers may pay off their mortgages sooner than expected. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.
These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. TBA (or “to be announced”) commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms.
In addition, one of the major economic impacts of the COVID-19 pandemic has been loss of income, which has left many unable to repay their financial obligations, including their mortgage payments. It is difficult to predict how the effects of COVID-19, or government initiatives relating to COVID-19, may affect the federally backed mortgage market, the U.S. mortgage market as a whole and the price of securities relating to the mortgage markets, and in turn, the Fund’s investments.
CDO Risk—In addition to the typical risks associated with fixed-income securities and asset-backed securities, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) the risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly. In addition, investments in CDOs may be characterized by the Fund as illiquid investments.
Risks of Investing in Latin American Issuers—The economies of certain Latin American countries have experienced high interest rates, economic volatility, inflation, currency devaluations, government debt defaults and high unemployment rates. Certain Latin American countries have experienced periods of political and economic instability and social unrest in the past. International economic conditions, particularly those in the U.S., Europe and Asia, as well as world prices for oil and other commodities may also influence the development of Latin American economies. These risks, among others, may adversely affect the value of the Fund’s investments.

Morningstar Funds Trust / Prospectus 2022

Foreign Securities Risk—Securities of non-U.S. issuers may be less liquid, more volatile, and harder to value than U.S. securities. They may also be subject to political, economic, regulatory, or market instability.
U.S. Government Securities Risk—U.S. government obligations have different levels of credit support and, therefore, different degrees of credit risk. The U.S. government does not guarantee the market value of the securities it issues, so those values may fluctuate. Like most fixed-income securities, the prices of government securities typically fall when interest rates increase and rise when interest rates decline. In addition, the payment obligations on certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.
Sovereign Debt Securities Risk—Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy, or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.
LIBOR Risk—Certain instruments in which the Fund, or the underlying funds in which the Fund invests, may utilize the London Interbank Overnight Rate (LIBOR) as a reference rate for various rate calculations. The U.K. Financial Conduct Authority, which regulates LIBOR, phased out certain LIBOR at the end of 2021 and intends to phase out the remaining LIBOR rate in 2023. The potential effect of a transition away from LIBOR on the investments held by the Fund or underlying funds cannot yet be determined. To the extent that the Fund or underlying funds have exposure to contracts or instruments based on LIBOR that do not include fallback provisions, those investments may have an increased risk of becoming illiquid.
Cybersecurity Risk—The Fund, like all companies, may be susceptible to operational and information security risks. Cybersecurity failures or breaches of the Fund or its service providers or the issuers of securities in which a Fund invests, have the ability to cause disruptions and impact business operations, and the Funds and their shareholders could be negatively impacted as a result.
Performance
The bar chart and performance table that follow provide some indication of the risks of investing in the Fund. The bar chart shows the annual return for the Fund from year to year as of December 31. The table shows how the Fund’s average annual returns for periods ended December 31, 2020 (1 year and since inception) compare with those of a broad measure of market performance. You may obtain the Fund’s updated performance information by visiting the website at http://connect.rightprospectus.com/Morningstar or by calling 877-626-3224. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future.

Morningstar Funds Trust / Prospectus 2022

Calendar Year Total Return
Morningstar Defensive Bond Fund % Total Return

Year-to-Date Return as of	June 30, 2021	0.82%
Best Quarter	2Q 2020	2.10%
Worst Quarter	4Q 2019	0.31%

Average Annual Total Return (For the period ended December 31, 2020)	1 Year	Since Inception 11/2/2018
Return Before Taxes	4.75%	3.89%
Return After Taxes on Distributions	3.47%	2.78%
Return After Taxes on Distributions and Sale of Fund Shares	2.86%	2.52%
Bloomberg Barclays U.S. Aggregate Bond Index[1] (reflects no deduction for fees, expenses, or taxes)	7.51%	8.83%
Bloomberg Barclays U.S. Aggregate 1-3 Year Index[2] (reflects no deduction for fees, expenses, or taxes)	3.08%	3.82%

[1]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based, flagship benchmark that measures the investment grade, U.S.-dollar-denominated, fixed-rate, taxable bond market.
[2]
The Bloomberg Barclays U.S. Aggregate 1-3 Year Index consists of publicly issued, investment-grade corporate, U.S. Treasury and government agency securities with remaining maturities of one to three years, and is the index against which the Fund is primarily managed.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Fund Management
Morningstar is the investment adviser for the Fund and has overall supervisory responsibility for the general management and investment of the Fund’s portfolio. The Fund is managed in a multimanager structure. On behalf of Morningstar, the following persons have primary responsibility for the Fund and, subject to oversight by the board of trustees, are responsible for selecting and overseeing the subadviser listed below.

Portfolio Manager	Position with Morningstar	Start Date with the Fund
Morningstar Investment Management LLC

Alfonzo Bruno	Portfolio Manager	May 2022

Richard M. Williamson, CFA, CIPM	Portfolio Manager and Head of Outcome Based Strategies	December 2020

Hong Cheng, CFA	Portfolio Manager	December 2020

Morningstar Funds Trust / Prospectus 2022

Subadviser and Portfolio Managers
Morningstar currently plans to allocate assets to the following subadviser and may adjust this allocation at any time. The portfolio managers listed below are responsible for the day-to-day management of the Fund’s portfolio:

Portfolio Manager	Position with Subadviser	Start Date with the Fund
First Pacific Advisors, LP

Thomas H. Atteberry, CFA	Portfolio Manager and Partner	Since Inception (November 2018)

Abhijeet Patwardhan	Portfolio Manager, Partner and Director of Research	Since Inception (November 2018)
Purchase and Sale of Fund Shares
Fund shares are available through investment programs provided by financial institutions (each, a Program). Such Programs include, but are not limited to, Morningstar Managed Portfolios, an investment advisory program sponsored by Morningstar Investment Services LLC, a wholly-owned subsidiary of the adviser, investment advisory programs provided by unaffiliated financial advisers, managed account advisory services that certain third party retirement plan sponsors (e.g., employers) and/or retirement plan recordkeepers make available to their retirement plan participants and solutions provided in model portfolio marketplaces. There are no initial or subsequent minimum purchase amounts for the Funds. Orders to sell or “redeem” shares must be placed through the financial institution providing the Program to you and may trigger a purchase or sale of the Fund’s underlying investments. Fund shares may be purchased or redeemed on any day the New York Stock Exchange (NYSE) is open. At any time that an investor in the Fund ceases to be eligible for a Program, the provider of that Program may direct the redemption of that investor’s Fund shares and no further purchases will be allowed.
See the Purchase and Sale of Fund Shares section on page 120 of the prospectus for more information.
Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Morningstar Funds Trust / Prospectus 2022

Summary Section

Morningstar Multisector Bond Fund
Investment Objective
The Fund seeks total return through a combination of current income and capital appreciation.
Fees and Expenses of the Fund
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (Fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None
Account Service Fee	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.61%

Distribution (12b-1) Fees	None

Other Expenses

Sub-Accounting Fees	0.10%[1]

Other Operating Expenses	0.20%
Total Other Expenses	0.30%

Acquired Fund Fees and Expenses	0.01%[2]
Total Annual Fund Operating Expenses	0.92%

Fee Waivers and Expense Reimbursement	(0.12)%[3]
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement	0.80%[3]

[1]
Represents fees assessed by financial intermediaries for providing certain account maintenance, record keeping, and transactional services with respect to Fund shares held by these intermediaries for their customers.

[2]
Acquired Fund Fees and Expenses (AFFE) represent costs incurred indirectly by the Fund as a result of its ownership of shares of another investment company, such as open- or closed-end mutual funds, exchange traded funds (ETFs), and business development companies (BDCs). AFFE are not reflected in the Fund’s financial statements, and therefore, the amount listed in Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement will differ from those presented in the Financial Highlights.

[3]
Morningstar Investment Management LLC (“Morningstar” or “adviser” or “we”) has contractually agreed, through at least August 31, 2022, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, AFFE, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 0.80% (the Base Expense Limitation Agreement). It is important to note that as a result of the exclusion of the above-listed expenses from the cap, the Fund’s Total Annual Fund Operating Expenses may in certain circumstances be higher than 0.80%. Notwithstanding the foregoing, it is the adviser’s intent to partially limit AFFE such that when AFFE is included in the expense ratio, the Fund’s Total Annual Fund Operating Expenses (excluding the above-listed expenses other than AFFE) do not exceed the amount set forth in the Fund’s original prospectus dated July 11, 2018, as revised August 15, 2018. Accordingly, in addition to the Base Expense Limitation Agreement, Morningstar has contractually agreed, through at least August 31, 2022, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code

Morningstar Funds Trust / Prospectus 2022

of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 0.80% (the Supplemental Expense Limitation Agreement). Prior to August 31, 2022, the Base Expense Limitation Agreement and Supplemental Expense Limitation Agreement may be terminated only upon mutual agreement between the Trust (which would require the approval of the Trust’s board of trustees) and the adviser, or automatically upon the termination of the Investment Advisory Agreement between the Trust and the adviser.
Example
The example below can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example reflects adjustments made to the Fund’s operating expenses due to the fee waivers and/or expense reimbursements shown in the table above for the first year only. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$82	$281	$498	$1,120
Portfolio Turnover
The Fund will pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may mean higher transaction costs and could result in higher taxes if you hold Fund shares in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. For the Fund’s fiscal year ended April 30, 2021, the Fund’s portfolio turnover rate was 127% of the average value of its portfolio. The nature of the strategies in this Fund is to engage in active and frequent trading of its portfolio securities which may result in higher portfolio turnover. Turnover is mainly driven by a few strategies employed to help manage duration and curve risk.
Principal Investment Strategies
In seeking total return through a combination of current income and capital appreciation, the Fund will normally invest at least 80% of its assets in debt securities (commonly referred to as “bonds”) of varying maturity, duration, and quality across various sectors of the fixed-income market. These may include U.S. and non-U.S. corporate debt securities, U.S. and non-U.S. government debt securities, emerging-market debt securities, mortgage-backed and asset-backed securities, municipal securities, and floating-rate notes.
The Fund may invest without limit in fixed-income securities that are rated below investment grade (commonly known as junk bonds), or if unrated, are determined by the Fund’s subadviser(s) to be of comparable quality. The Fund may invest without limit in securities denominated in foreign currencies and in U.S. dollar- denominated securities of foreign issuers.
The Fund may invest in securities acquired in a private placement, such as Rule 144A securities, as well as derivatives, including options, futures, swaps, forward foreign currency contracts and currency options, for risk management purposes or as part of its investment strategies. Due to the opportunistic nature of its strategy, the Fund may also invest up to 20% of its assets in equity securities, including common stocks and convertible securities.
Multimanager Approach—The Fund uses a multimanager approach, meaning the adviser may allocate assets to one or more subadvisers, in addition to open- and closed-end investment companies, ETFs, and individual securities (collectively “Allocation Decisions”). Each subadviser acts independently from the others and uses

Morningstar Funds Trust / Prospectus 2022

its own investment style and process to select securities, within the constraints of the Fund’s investment objective, strategies, and restrictions. Morningstar is responsible for selecting the investment strategies and Allocation Decisions, with the goal of maximizing return with a prudent level of risk for the strategy. Subject to the oversight of the board of trustees, Morningstar may change subadvisers and sell holdings at any time.
Principal Risks
This Fund is designed to offer a high level of risk, and you can lose money by investing in the Fund. The Fund can also underperform broad markets and other investments. The Fund’s principal risks include:
Multimanager and Subadviser Selection Risk—To a significant extent, the Fund’s performance depends on Morningstar’s skill in selecting subadvisers and each subadviser’s skill in selecting securities and executing its strategy. Subadviser strategies may occasionally be out of favor and subadvisers may underperform relative to their peers or benchmarks.
Asset Allocation Risk—In an attempt to invest in areas that look most attractive on a valuation basis, the Fund may favor asset classes or market segments that cause the Fund to underperform its benchmark.
Interest-Rate Risk—The value of fixed-income securities will typically decline when interest rates rise. The Fund may be subject to a greater risk or rising interest rates due to the current period of historically low interest rates.
Credit Risk—Issuers of fixed-income securities could default or be downgraded if they fail to make required payments of principal or interest.
High-Yield Risk—High-yield securities and unrated securities of similar credit quality (commonly known as junk bonds) are subject to greater levels of credit and liquidity risks. High-yield securities are considered speculative with respect to the issuer’s continuing ability to make principal and interest payments.
Foreign Securities Risk—Securities of non-U.S. issuers may be less liquid, more volatile, and harder to value than U.S. securities. They may also be subject to political, economic, and regulatory risks, and market instability.
Geographic Concentration Risk—To the extent that the Fund invests a significant portion of its assets in a particular country, region or continent, economic, political, social and environmental conditions in such country, region or continent will have a greater effect on the Fund’s performance than they would in a more geographically diversified equity fund.
Emerging-Markets Risk—Emerging-market countries may have relatively unstable governments and economies based on only a few industries, which can cause greater instability. These countries are also more likely to experience higher levels of inflation, deflation, or currency devaluations, which could hurt their economies and securities markets.
Risks of Investing in Latin American Issuers—The economies of certain Latin American countries have experienced high interest rates, economic volatility, inflation, currency devaluations, government debt defaults and high unemployment rates. Certain Latin American countries have experienced periods of political and economic instability and social unrest in the past. International economic conditions, particularly those in the U.S., Europe and Asia, as well as world prices for oil and other commodities may also influence the development of Latin American economies. These risks, among others, may adversely affect the value of the Fund’s investments.
Risks of Investing in Asian Issuers—Investments in securities of Asian issuers involve risks and special considerations not typically associated with investments in the U.S. securities markets. Certain Asian economies

Morningstar Funds Trust / Prospectus 2022

have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, rapid fluctuations in inflation and interest rates, decreased exports, economic recessions and political unrest. Economic and political events in any one Asian country can have a significant effect on the entire Asian region as well as on major trading partners outside Asia, and any adverse effect on some or all of the Asian countries and regions in which the Fund invests. The securities markets in some Asian economies are relatively underdeveloped and may subject the Fund to a higher degree of risk. To the extent the Fund invests in securities of companies located in or operating in China, the inability of the Public Company Accounting Oversight Board (“PCAOB”) to inspect audit work papers and practices of PCAOB-registered accounting firms in China with respect to their audit work of U.S. reporting companies may impose significant additional risks associated with investments in China; therefore, there is no guarantee that the quality of financial reporting or the audits conducted by audit firms of such issuers meet PCAOB standards.
European Market Risk—Adverse economic and political events in Europe may cause the Fund’s investments to decline in value. Member states of the European Union (“EU”) are subject to restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and recessions in an EU member country may have a significant adverse effect on the economies of other EU member countries. In addition, the risk of investing in Europe may be heightened due to Russia’s military invasion of Ukraine in February 2022 and the United Kingdom’s departure from the EU on January 31, 2020. The country’s departure (known as “Brexit”) sparked depreciation in the value of the British pound, short-term declines in the stock markets and heightened risk of continued economic volatility worldwide. While it is not possible to determine the precise impact these events may have on the Fund, during this period and beyond, the impact on the United Kingdom and European economies and the broader global economy could be significant, resulting in negative impacts, such as increased volatility and illiquidity, and potentially lower economic growth, on markets in the United Kingdom, Europe and globally, which may adversely affect the value of the Fund’s investments.
Currency Risk—Because this Fund may invest in securities of non-U.S. issuers, changes in currency exchange rates could hurt performance. Morningstar or a subadviser may decide not to hedge, or may not be successful in hedging, its currency exposure.
Market Risk—The value of stocks and other securities can be highly volatile and prices may fluctuate widely, which means you should expect a wide range of returns and could lose money, even over a long time period. Various economic, industry, regulatory, political or other factors (such as natural disasters, epidemics and pandemics, war, terrorism, conflicts or social unrest) may disrupt U.S. and world economies and can dramatically affect markets generally, certain industry sectors, and/or individual companies. Recently, the global pandemic out- break of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, impacting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may exacerbate other types of risks that apply to the Fund and negatively impact Fund performance and the value of your investment in the Fund.
U.S. Government Securities Risk—U.S. government obligations have different levels of credit support and, therefore, different degrees of credit risk. The U.S. government does not guarantee the market value of the securities it issues, so those values may fluctuate. Like most fixed-income securities, the prices of government securities typically fall when interest rates increase and rise when interest rates decline. In addition, the payment obligations on certain securities in which the Fund may invest, including securities issued by certain

Morningstar Funds Trust / Prospectus 2022

U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.
Sovereign Debt Securities Risk—Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy, or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.
Mortgage-Related and Other Asset-Backed Securities Risk—Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust.
Mortgage- and asset-backed securities are subject to credit and interest rate risks, as well as extension and prepayment risks:
Extension Risk—Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility.
Prepayment Risk—When interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities because borrowers may pay off their mortgages sooner than expected. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.
These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. TBA (or “to be announced”) commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms.
In addition, one of the major economic impacts of the COVID-19 pandemic has been loss of income, which has left many unable to repay their financial obligations, including their mortgage payments. It is difficult to predict how the effects of COVID-19, or government initiatives relating to COVID-19, may affect the federally backed mortgage market, the U.S. mortgage market as a whole and the price of securities relating to the mortgage markets, and in turn, the Fund’s investments.
Municipal Securities Risk—The municipal securities market could be significantly affected by negative political and legislative changes, as well as uncertainties related to taxation or the rights of municipal security holders. Changes in the financial health of a municipality may make it difficult for it to pay interest and principal when due.
Floating-Rate Notes Risk—Floating-rate notes are subject to credit risk and interest-rate risk. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable-rate demand note is reset at specified intervals at a market rate. Some floating- and variable-rate securities may be callable by the issuer, meaning that they can be paid off before their maturity date and the proceeds may be required to be invested in lower yielding securities that reduce the Fund’s income.

Morningstar Funds Trust / Prospectus 2022

Private Placements Risk—Securities that are purchased in private placements are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for these investments, especially under adverse circumstances, a Fund could find it more difficult to sell private placements at an advisable time or attractive price. Additionally, such securities may not be listed on an exchange and may have no active trading market. Accordingly, many private placement securities may be illiquid. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value.
Investment Company and ETF Risk—An investment company, including an open- or closed-end mutual fund or ETF, in which the Fund invests may not achieve its investment objective or execute its investment strategies effectively, or a large purchase or redemption activity by shareholders might negatively affect the value of the shares. The Fund must also pay its pro rata portion of an investment company’s fees and expenses. Shares of ETFs trade on exchanges and may be bought and sold at market value. ETF shares may be thinly traded, making it difficult for the Fund to sell shares at a particular time or an anticipated price. ETF shares may also trade at a premium or discount to the net asset value of the ETF; at times, this premium or discount could be significant.
Convertible Securities Risk—Convertible securities are generally debt securities or preferred stocks that may be converted into common stock. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value.
Derivatives Risk—A derivative is an instrument with a value based on the performance of an underlying currency, security, index, or other reference asset. Derivatives involve risks different from, or possibly greater than, the risks of investing in more traditional investments. Derivatives involve costs, may create leverage, and may be illiquid, volatile, or difficult to value. In addition, derivatives could cause losses if the counterparty to the transaction does not perform as promised. The investment results achieved by using derivatives may not match or fully offset changes in the value of the underlying currency, security, index, or other reference asset that the Fund was attempting to hedge or the investment opportunity it was trying to pursue.
Nondiversification Risk—As a nondiversified fund, the Fund has a greater potential to realize losses if adverse events affect a particular issuer.
Cybersecurity Risk—The Fund, like all companies, may be susceptible to operational and information security risks. Cybersecurity failures or breaches of the Fund or its service providers or the issuers of securities in which a Fund invests, have the ability to cause disruptions and impact business operations, and the Funds and their shareholders could be negatively impacted as a result.
Performance
The bar chart and performance table that follow provide some indication of the risks of investing in the Fund. The bar chart shows the annual return for the Fund from year to year as of December 31. The table shows how the Fund’s average annual returns for periods ended December 31, 2020 (1 year and since inception) compare with those of a broad measure of market performance. You may obtain the Fund’s updated performance information by visiting the website at http://connect.rightprospectus.com/Morningstar or by calling 877-626-3224. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future.

Morningstar Funds Trust / Prospectus 2022

Calendar Year Total Return
Morningstar Multisector Bond Fund % Total Return

Year-to-Date Return as of	June 30, 2021	-0.61%
Best Quarter	2Q 2020	9.10%
Worst Quarter	1Q 2020	-11.30%

Average Annual Total Return (For the period ended December 31, 2020)	1 Year	Since Inception 11/2/2018
Return Before Taxes	6.45%	7.75%
Return After Taxes on Distributions	5.23%	5.86%
Return After Taxes on Distributions and Sale of Fund Shares	3.77%	5.10%
Morningstar Multisector Bond Blended Index[1] (reflects no deduction for fees, expenses, or taxes)	5.72%	8.71%

[1]
The Morningstar Multisector Bond Blended Index is composed of 50% Bloomberg Barclays U.S. Corporate High Yield Index, 25% J.P. Morgan EMBI Global TR Index, and 25% J.P. Morgan Government Bond Index-Emerging Markets Global Diversified. The Bloomberg Barclays U.S. Corporate High Yield Index represents the universe of fixed rate, non-investment grade securities in which the Fund invests. The J.P. Morgan EMBI Global TR Index tracks total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds. The J.P. Morgan Government Bond Index-Emerging Markets Global Diversified is a global local Emerging Markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Fund Management
Morningstar is the investment adviser for the Fund and has overall supervisory responsibility for the general management and investment of the Fund’s portfolio. The Fund is managed in a multimanager structure. On behalf of Morningstar, the following persons have primary responsibility for the Fund and, subject to oversight by the board of trustees, are responsible for selecting and overseeing the subadvisers listed below.

Portfolio Manager	Position with Morningstar	Start Date with the Fund
Morningstar Investment Management LLC

Alfonzo Bruno	Portfolio Manager	May 2022

Richard M. Williamson, CFA, CIPM	Portfolio Manager and Head of Outcome Based Strategies	June 2019

Hong Cheng, CFA	Portfolio Manager	December 2020

Morningstar Funds Trust / Prospectus 2022

Subadvisers and Portfolio Managers
Morningstar currently plans to allocate assets among the following subadvisers and may adjust these allocations at any time. The portfolio managers listed below are responsible for the day-to-day management of each subadviser’s allocated portion of the Fund’s portfolio:

Portfolio Manager	Position with Subadviser	Start Date with the Fund
Loomis, Sayles & Company, L.P.

Matthew J. Eagan, CFA	Executive Vice President and Portfolio Manager	Since Inception (November 2018)

Elaine M. Stokes	Executive Vice President and Portfolio Manager	Since Inception (November 2018)

Brian P. Kennedy	Vice President and Co-Portfolio Manager	Since March 2021

Todd P. Vandam, CFA	Vice President and Co-Portfolio Manager	Since March 2021

TCW Investment Management Company LLC

Penelope D. Foley	Group Managing Director	Since Inception (November 2018)

David I. Robbins	Group Managing Director	Since Inception (November 2018)

Alex Stanojevic	Managing Director	Since Inception (November 2018)

Voya Investment Management Company, LLC

Anil Katarya, CFA	Senior Portfolio Manager	May 2022

Travis King, CFA	Senior Portfolio Manager	May 2022
Purchase and Sale of Fund Shares
Fund shares are available through investment programs provided by financial institutions (each, a Program). Such Programs include, but are not limited to, Morningstar Managed Portfolios, an investment advisory program sponsored by Morningstar Investment Services LLC, a wholly-owned subsidiary of the adviser, investment advisory programs provided by unaffiliated financial advisers, managed account advisory services that certain third party retirement plan sponsors (e.g., employers) and/or retirement plan recordkeepers make available to their retirement plan participants and solutions provided in model portfolio marketplaces. There are no initial or subsequent minimum purchase amounts for the Funds. Orders to sell or “redeem” shares must be placed through the financial institution providing the Program to you and may trigger a purchase or sale of the Fund’s underlying investments. Fund shares may be purchased or redeemed on any day the New York Stock Exchange (NYSE) is open. At any time that an investor in the Fund ceases to be eligible for a Program, the provider of that Program may direct the redemption of that investor’s Fund shares and no further purchases will be allowed.
See the Purchase and Sale of Fund Shares section on page 120 of the prospectus for more information.
Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Morningstar Funds Trust / Prospectus 2022

Summary Section

Morningstar Global Opportunistic Equity Fund
Investment Objective
The Fund seeks long-term capital appreciation over a full market cycle.
Fees and Expenses of the Fund
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (Fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None
Account Service Fee	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.47%

Distribution (12b‑1) Fees	None

Other Expenses

Sub‑Accounting Fees	0.10%[1]

Other Operating Expenses	0.17%[2]
Total Other Expenses	0.27%

Acquired Fund Fees and Expenses	0.11%[3]
Total Annual Fund Operating Expenses	0.85%[2]

[1]
Represents fees assessed by financial intermediaries for providing certain account maintenance, record keeping, and transactional services with respect to Fund shares held by these intermediaries for their customers.

[2]	“Other Operating Expenses” and “Total Annual Fund Operating Expenses” have been restated to reflect current fees.
[3]
Acquired Fund Fees and Expenses (AFFE) represent costs incurred indirectly by the Fund as a result of its ownership of shares of another investment company, such as open- or closed‑end mutual funds, exchange traded funds (ETFs), and business development companies (BDCs). AFFE are not reflected in the Fund’s financial statements, and therefore, the amount listed in Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement will differ from those presented in the Financial Highlights. AFFEs have been restated to reflect the Fund’s change in strategy effective May 2, 2022.

Example
The example below can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a

Morningstar Funds Trust / Prospectus 2022

5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$87	$271	$471	$1,049
Portfolio Turnover
The Fund will pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may mean higher transaction costs and could result in higher taxes if you hold Fund shares in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. For the Fund’s fiscal year ended April 30, 2021, the Fund’s portfolio turnover rate was 52% of the average value of its portfolio.
Principal Investment Strategies
In seeking long-term capital appreciation over a full market cycle, the Fund has significant flexibility and invests predominantly in equities across asset classes and geographies according to the portfolio management team’s assessment of their valuations and fundamental characteristics. The Fund will normally invest at least 80% of its assets in equity securities. The Fund invests in investment companies such as mutual funds and ETFs, which could represent a significant percentage of assets.
The Fund invests in equity securities, which may include common stocks and real estate investment trusts (REITs). The Fund may invest in companies of any size from any country, including emerging markets. Under normal market conditions, the Fund will invest significantly (e.g., at least 40% of its assets, unless market conditions are not deemed favorable, in which case the Fund would invest at least 30% of its assets) in companies organized or located in multiple countries outside the United States or doing a substantial amount of business in multiple countries outside the United States.
To meet its objective, the Fund may also invest up to 20% of its assets in fixed-income securities of varying maturity, duration, and quality. These may include U.S. and non‑U.S. corporate debt securities, U.S. government debt securities, including Treasury Inflation Protected Bond Securities and zero‑coupon securities, non‑U.S. government debt securities, emerging-market debt securities, and mortgage-backed and asset-backed securities. The Fund may invest up to 20% of its assets in fixed-income securities that are rated below investment grade (commonly known as junk bonds) or, if unrated, are determined by the Fund’s subadviser(s) to be of comparable quality.
The Fund may also invest in derivatives, including options, futures, swaps, and forward foreign currency contracts, for risk management purposes or as part of its investment strategies.
Multimanager Approach—The Fund uses a multimanager approach, meaning the adviser may allocate assets to one or more subadvisers, in addition to open- and closed‑end investment companies, ETFs, and individual securities (collectively “Allocation Decisions”). Each subadviser acts independently from the others and uses its own investment style and process to select securities, within the constraints of the Fund’s investment objective, strategies, and restrictions. Morningstar is responsible for selecting the investment strategies and Allocation Decisions, with the goal of maximizing return with a prudent level of risk for the strategy. Subject to the oversight of the board of trustees, Morningstar may change subadvisers and sell holdings at any time.

Morningstar Funds Trust / Prospectus 2022

Principal Risks
You can lose money by investing in this Fund. The Fund can also underperform broad markets and other investments. The Fund’s principal risks include:
Multimanager and Subadviser Selection Risk—To a significant extent, the Fund’s performance depends on Morningstar’s skill in selecting subadvisers and each subadviser’s skill in selecting securities and executing its strategy. Subadviser strategies may occasionally be out of favor and subadvisers may underperform relative to their peers or benchmarks.
Asset Allocation Risk—In an attempt to invest in areas that look most attractive on a valuation basis, the Fund may favor asset classes or market segments that cause the Fund to underperform its benchmark. Given the wide latitude with which the adviser manages this portfolio, you should expect this Fund to periodically underperform broad markets.
Market Risk—The value of stocks and other securities can be highly volatile and prices may fluctuate widely, which means you should expect a wide range of returns and could lose money, even over a long time period. Various economic, industry, regulatory, political or other factors (such as natural disasters, epidemics and pandemics, war, terrorism, conflicts or social unrest) may disrupt U.S. and world economies and can dramatically affect markets generally, certain industry sectors, and/or individual companies. Recently, the global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID‑19 has resulted in substantial market volatility and global business disruption, impacting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID‑19 are currently unknown, which may exacerbate other types of risks that apply to the Fund and negatively impact Fund performance and the value of your investment in the Fund.
Foreign Securities Risk—Securities of non‑U.S. issuers may be less liquid, more volatile, and harder to value than U.S. securities. They may also be subject to political, economic, and regulatory risks, and market instability.
Emerging-Markets Risk—Emerging-market countries may have relatively unstable governments and economies based on only a few industries, which can cause greater instability. These countries are also more likely to experience higher levels of inflation, deflation, or currency devaluations, which could hurt their economies and securities markets.
Investment Company and ETF Risk—An investment company, including an open- or closed‑end mutual fund or ETF, in which the Fund invests may not achieve its investment objective or execute its investment strategies effectively, or a large purchase or redemption activity by shareholders might negatively affect the value of the shares. The Fund must also pay its pro rata portion of an investment company’s fees and expenses. Shares of ETFs trade on exchanges and may be bought and sold at market value. ETF shares may be thinly traded, making it difficult for the Fund to sell shares at a particular time or an anticipated price. ETF shares may also trade at a premium or discount to the net asset value of the ETF; at times, this premium or discount could be significant.
Smaller Companies Risk—The stocks of small- or mid‑sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs.

Morningstar Funds Trust / Prospectus 2022

Currency Risk—Because this Fund may invest in securities of non‑U.S. issuers, changes in currency exchange rates could hurt performance. Morningstar or a subadviser may decide not to hedge, or may not be successful in hedging, its currency exposure.
Interest-Rate Risk—The value of fixed-income securities, as well as some income-oriented equity securities that pay dividends, will typically decline when interest rates rise. The Fund may be subject to a greater risk or rising interest rates due to the current period of historically low interest rates.
Call Risk—During periods of falling interest rates, an issuer may call or repay a higher-yielding fixed income security before its maturity date, forcing the Fund to reinvest in fixed income securities with lower interest rates than the original obligations.
Credit Risk—Issuers of fixed-income securities could default or be downgraded if they fail to make required payments of principal or interest.
High-Yield Risk—High-yield securities and unrated securities of similar credit quality (commonly known as junk bonds) are subject to greater levels of credit and liquidity risks. High-yield securities are considered speculative with respect to the issuer’s continuing ability to make principal and interest payments.
REITs and Other Real Estate Companies Risk—REITs and other real estate company securities are subject to, among other risks: declines in property values; defaults by mortgagors or other borrowers and tenants; increases in property taxes and other operating expenses; overbuilding in their sector of the real estate market; fluctuations in rental income; changes in interest rates; lack of availability of mortgage funds or financing; extended vacancies of properties, especially during economic downturns; changes in tax and regulatory requirements; losses due to environmental liabilities; or casualty or condemnation losses.
Derivatives Risk—A derivative is an instrument with a value based on the performance of an underlying currency, security, index, or other reference asset. Derivatives involve risks different from, or possibly greater than, the risks of investing in more traditional investments. Derivatives involve costs, may create leverage, and may be illiquid, volatile, or difficult to value. In addition, derivatives could cause losses if the counterparty to the transaction does not perform as promised. The investment results achieved by using derivatives may not match or fully offset changes in the value of the underlying currency, security, index, or other reference asset that the Fund was attempting to hedge or the investment opportunity it was trying to pursue.
U.S. Government Securities Risk—U.S. government obligations have different levels of credit support and, therefore, different degrees of credit risk. The U.S. government does not guarantee the market value of the securities it issues, so those values may fluctuate. Like most fixed-income securities, the prices of government securities typically fall when interest rates increase and rise when interest rates decline. In addition, the payment obligations on certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.
Sovereign Debt Securities Risk—Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy, or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.
Mortgage-Related and Other Asset-Backed Securities Risk—Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust.

Morningstar Funds Trust / Prospectus 2022

Mortgage- and asset-backed securities are subject to credit and interest rate risks, as well as extension and prepayment risks:
Extension Risk—Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility.
Prepayment Risk—When interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities because borrowers may pay off their mortgages sooner than expected. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.
These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. TBA (or “to be announced”) commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms.
In addition, one of the major economic impacts of the COVID‑19 pandemic has been loss of income, which has left many unable to repay their financial obligations, including their mortgage payments. It is difficult to predict how the effects of COVID‑19, or government initiatives relating to COVID‑19, may affect the federally backed mortgage market, the U.S. mortgage market as a whole and the price of securities relating to the mortgage markets, and in turn, the Fund’s investments.
Cybersecurity Risk—The Fund, like all companies, may be susceptible to operational and information security risks. Cybersecurity failures or breaches of the Fund or its service providers or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, and the Fund and their shareholders could be negatively impacted as a result.
Performance
The bar chart and performance table that follow provide some indication of the risks of investing in the Fund. The bar chart shows the annual return for the Fund from year to year as of December 31. The table shows how the Fund’s average annual returns for periods ended December 31, 2021 (1 year and since inception) compare with those of broad measures of market performance. Prior to May 2, 2022, the Fund employed a different investment strategy. Therefore, the performance shown for periods prior to May 2, 2022 may have differed had the Fund’s current investment strategy been in effect. You may obtain the Fund’s updated performance information by visiting the website at http://connect.rightprospectus.com/Morningstar or by calling 877‑626‑3224. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future.

Morningstar Funds Trust / Prospectus 2022

Calendar Year Total Return
Morningstar Global Opportunistic Equity Fund % Total Return

Year‑to‑Date Return as of	March 31, 2022	-2.13%
Best Quarter	4Q 2020	15.90%
Worst Quarter	1Q 2020	-19.27%

Average Annual Total Return (For the period ended December 31, 2021)	1 Year	Since Inception 11/2/2018
Return Before Taxes	11.27%	10.42%
Return After Taxes on Distributions	5.33%	7.56%
Return After Taxes on Distributions and Sale of Fund Shares	9.14%	7.38%
Morningstar Unconstrained Allocation Blended Index[1,2] (reflects no deduction for fees, expenses, or taxes other than withholding taxes, as noted)	6.21%	10.41%
Morningstar Global Markets NR Index[2] (reflects no deduction for fees, expenses, or taxes other than withholding taxes, as noted)	17.80%	16.20%

[1]
The Morningstar Unconstrained Allocation Blended Index is composed of 50% Morningstar Global Markets NR Index and 50% Bloomberg Multiverse Total Return Index. The Morningstar Global Markets NR Index captures the performance of the stocks located in the developed and emerging countries across the world. The Bloomberg Multiverse Total Return Index provides a broad-based measure of the global fixed-income bond market. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to those who do not benefit from double taxation treaties.

[2]
Effective May 2, 2022, the Fund elected to change its benchmark index from the Morningstar Unconstrained Allocation Blended Index to the Morningstar Global Markets NR Index. The Fund believes the composition of the Morningstar Global Markets NR Index more accurately reflects the Fund’s current investment strategy and portfolio characteristics.

After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown, and after‑tax returns shown are not relevant to investors who hold their Fund shares through tax‑deferred arrangements, such as 401(k) plans or individual retirement accounts.

Morningstar Funds Trust / Prospectus 2022

Fund Management
Morningstar is the investment adviser for the Fund and has overall supervisory responsibility for the general management and investment of the Fund’s portfolio. The Fund is managed in a multimanager structure. On behalf of Morningstar, the following persons have primary responsibility for the Fund and, subject to oversight by the board of trustees, are responsible for selecting and overseeing the subadviser listed below.

Portfolio Manager	Position with Morningstar	Start Date with the Fund
Morningstar Investment Management LLC

Marta K. Norton, CFA	Chief Investment Officer and Portfolio Manager	Since Inception (November 2018)

Richard M. Williamson, CFA, CIPM	Portfolio Manager and Head of Outcome Based Strategies	December 2020
Subadviser and Portfolio Managers
Morningstar currently plans to allocate assets to the following subadviser and may adjust these allocations at any time. The portfolio managers listed below are responsible for the day‑to‑day management of the subadviser’s allocated portion of the Fund’s portfolio:

Portfolio Manager	Position with Subadviser	Start Date with the Fund
Lazard Asset Management LLC

Bertrand Cliquet, CFA	Portfolio Manager/Analyst	Since Inception (November 2018)

Matthew Landy	Senior Vice President and Portfolio Manager/Analyst	Since Inception (November 2018)

John Mulquiney, CFA	Portfolio Manager/Analyst	Since Inception (November 2018)

Warryn Robertson	Portfolio Manager/Analyst	Since Inception (November 2018)
Purchase and Sale of Fund Shares
Fund shares are available through investment programs provided by financial institutions (each, a Program). Such Programs include, but are not limited to, Morningstar Managed Portfolios, an investment advisory program sponsored by Morningstar Investment Services LLC, a wholly-owned subsidiary of the adviser, investment advisory programs provided by unaffiliated financial advisers, managed account advisory services that certain third party retirement plan sponsors (e.g., employers) and/or retirement plan recordkeepers make available to their retirement plan participants and solutions provided in model portfolio marketplaces. There are no initial or subsequent minimum purchase amounts for the Fund. Orders to sell or “redeem” shares must be placed through the financial institution providing the Program to you and may trigger a purchase or sale of the Fund’s underlying investments. Fund shares may be purchased or redeemed on any day the New York Stock Exchange (NYSE) is open. At any time that an investor in the Fund ceases to be eligible for a Program, the provider of that Program may direct the redemption of that investor’s Fund shares and no further purchases will be allowed.
See the Purchase and Sale of Fund Shares section on page 120 of the prospectus for more information.
Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax‑advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax‑advantaged account.

Morningstar Funds Trust / Prospectus 2022

Summary Section

Morningstar Alternatives Fund
Investment Objective
The Fund seeks long-term capital appreciation and low sensitivity to traditional U.S. asset classes.
Fees and Expenses of the Fund
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (Fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None
Account Service Fee	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%

Distribution (12b‑1) Fees	None

Other Expenses

Sub‑Accounting Fees	0.10%[1]

Short Sale Dividend and Interest Expenses	0.14%

Other Operating Expenses	0.59%
Total Other Expenses	0.83%

Acquired Fund Fees and Expenses	0.08%[2]
Total Annual Fund Operating Expenses	1.76%

Fee Waivers and Expense Reimbursement	(0.42)%[3]
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement	1.34%[3]

[1]
Represents fees assessed by financial intermediaries for providing certain account maintenance, record keeping, and transactional services with respect to Fund shares held by these intermediaries for their customers.

[2]
Acquired Fund Fees and Expenses (AFFE) represent costs incurred indirectly by the Fund as a result of its ownership of shares of another investment company, such as open- or closed‑end mutual funds, exchange traded funds (ETFs), and business development companies (BDCs). AFFE are not reflected in the Fund’s financial statements, and therefore, the amount listed in Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement will differ from those presented in the Financial Highlights.

[3]
Morningstar Investment Management LLC (“Morningstar” or “adviser” or “we”) has contractually agreed, through at least August 31, 2022, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, AFFE, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 1.29% (the Base Expense Limitation Agreement). It is important to note that as a result of the exclusion of the above-listed expenses from the cap, the Fund’s Total Annual Fund Operating Expenses may in certain circumstances be higher than 1.29%. Notwithstanding the foregoing, it is the adviser’s intent to partially limit AFFE such that when AFFE is included in the expense ratio, the Fund’s Total Annual Fund Operating Expenses (excluding the above-listed expenses other than AFFE) do not exceed the amount set forth in the Fund’s original prospectus dated July 11, 2018, as revised August 15, 2018.

Morningstar Funds Trust / Prospectus 2022

Accordingly, in addition to the Base Expense Limitation Agreement, Morningstar has contractually agreed, through at least August 31, 2022, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended) to ensure that the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed 1.20% (the Supplemental Expense Limitation Agreement). Note that Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement in the table above is greater than the expense cap set forth in the Supplemental Expense Limitation Agreement as a result of short sale dividend and interest expenses. Prior to August 31, 2022, the Base Expense Limitation Agreement and Supplemental Expense Limitation Agreement may be terminated only upon mutual agreement between the Trust (which would require the approval of the Trust’s board of trustees) and the adviser, or automatically upon the termination of the Investment Advisory Agreement between the Trust and the adviser.
Example
The example below can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example reflects adjustments made to the Fund’s operating expenses due to the fee waivers and/or expense reimbursements shown in the table above for the first year only. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$136	$513	$915	$2,038
Portfolio Turnover
The Fund will pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may mean higher transaction costs and could result in higher taxes if you hold Fund shares in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. For the Fund’s fiscal year ended April 30, 2021, the Fund’s portfolio turnover rate was 372% of the average value of its portfolio. The nature of the strategies in this Fund is to engage in active and frequent trading of its portfolio securities which may result in higher portfolio turnover. Turnover is mainly driven by a few strategies employed to help manage duration and curve risk.
Principal Investment Strategies
In seeking long-term capital appreciation and low sensitivity to traditional U.S. asset classes, the Fund allocates assets to strategies that provide alternative sources of return including (i) long/short macro strategies; (ii) long/short alpha strategies; (iii) merger arbitrage strategy; and (iv) convertible arbitrage strategy. The Fund will normally invest in both U.S. and non‑U.S. securities, including securities of companies located in emerging markets. The Fund may invest in non‑U.S. dollar denominated investments, including investments denominated in European and Asian currencies and in other non‑U.S. and emerging market currencies. The Fund may also seek returns through core allocation across fixed income and equity markets.
In particular, the Fund has the latitude to invest in the following alternative strategies:
Long-Short Equity—Combines long equity positions with short equity positions (selling borrowed securities). Since the strategy is both long and short, total net exposure is typically less than 100%.
Convertible Arbitrage—Includes the purchase of convertible securities and the sale of the underlying common stock. These securities tend to be convertible bonds or convertible preferred stocks that may be converted into the stock of the same company.

Morningstar Funds Trust / Prospectus 2022

Merger Arbitrage—Seeks to profit from the successful completion of corporate re‑organizations. The process typically involves purchasing shares of an announced acquisition target company at a discount to its expected value upon completion of the acquisition. Hedging strategies may be used to reduce market exposure and volatility.
Credit Arbitrage—Seeks to exploit the mispricing of different classes of securities that are usually of the same company, and may include investments in investment-grade and/or non‑investment‑grade corporate debt (otherwise known as junk bonds), credit derivatives, loans, equities, credit index securities, and private debt.
Global Macro—Establishes long (number of contracts bought exceeds number sold) with a short (number of contracts sold exceeds number bought) exposures around the globe to take advantage of what the subadvisers believe to be attractive opportunities. This strategy may include investments in fixed-income and equity securities and a wide variety of derivative instruments. Such investments will likely have significant exposure to foreign investments and may be concentrated in a geographic region or country.
Geographic Concentration Risk—To the extent that the Fund invests a significant portion of its assets in a particular country, region or continent, economic, political, social and environmental conditions in such country, region or continent will have a greater effect on the Fund’s performance than they would in a more geographically diversified fund.
Hedged Equity—Seeks to limit investment loss by creating a transaction that offsets an existing position in a contract that provides the right to buy or sell shares of a security at a specific price for a certain time. Specifically, this strategy attempts to reduce the systematic risk created by factors such as exposures to sectors, market‑cap ranges, investment styles, currencies, and/or countries; the strategy strives to achieve this by matching short positions within each area against long positions. This strategy may be managed as beta-neutral, dollar-neutral, or sector-neutral in order to achieve low beta exposures to certain market indexes.
Market Neutral—Attempts to significantly reduce the systematic risk created by factors such as exposures to sectors, market‑cap ranges, investment styles, currencies, and/or countries. This strategy seeks to achieve this by matching short positions within each area against long positions, and the strategy may be managed as beta-neutral, dollar-neutral, or sector-neutral. In attempting to significantly reduce systematic risk, issue selection may be emphasized, with profits dependent on the ability to sell short and buy long the chosen securities.
Nontraditional Bond—Pursues strategies that diverge in one or more ways from conventional practice in the broader bond-fund universe. In pursuing this strategy, the Fund may seek to avoid losses and produce returns uncorrelated with the overall bond market and may employ a variety of methods to achieve those aims, including investing tactically across a wide swath of individual sectors, including high-yield and foreign debt.
Debt Securities—Investment in debt securities may include U.S. Government and agency securities, foreign government and supranational debt securities, corporate bonds, mortgage-related securities and asset-backed securities, mortgage to‑be‑announced (“TBA”) securities, emerging market debt securities, preferred securities, structured products, credit-linked notes, mezzanine securities, senior secured floating rate and fixed rate loans or debt, second lien or other subordinated or unsecured floating rate and fixed rate loans or debt, convertible debt securities, and derivatives with similar economic characteristics. These debt securities may be of any credit quality, which may include investment grade securities and high yield securities, including unrated securities (commonly called “junk bonds”). The Fund may invest in fixed, variable and floating rate instruments, including participations and assignments, of any duration or maturity.
Equity Securities—Investment in equity securities may include common stock, preferred stock, securities convertible into common stock, including contingent convertible bonds which are securities convertible into equity if a pre‑specified trigger event occurs, and non‑convertible preferred stock.

Morningstar Funds Trust / Prospectus 2022

Derivatives—Exposure to equity securities may be done through derivatives which at times may be significant. Types of derivatives include, but are not limited to, swaps, (including total return some of which may be referred to as contracts for difference), credit default, index and interest rate swaps; options; forward contracts; futures; options on futures and swaps; and foreign exchange transactions, for hedging purposes, as well as to enhance returns. Use of derivatives may be to maintain a portion of its portfolio long and short positions. Investments in indexed and inverse securities may also be made to provide a potential return based on a particular index of value or interest rates. This strategy may also include investments in repurchase agreements, reverse repurchase agreements and dollar rolls.
Short Sales—Short sales may be used for hedging purposes or to enhance total return. Short sales “against the box” may also be used. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost.
Currency—The Fund may invest in non‑U.S. dollar denominated investments, including investments denominated in European and Asian currencies and in other non‑U.S. and emerging market currencies. As a result, the Fund may have significant exposure to foreign currencies and investments in non‑U.S. dollar-based assets may be made on a currency hedged or unhedged basis. To meet its objective, the Fund may invest in investment companies such as mutual funds and ETFs, which could represent a significant percentage of assets. The Fund may also invest in derivatives, including options, futures, swaps, and forward foreign currency contracts, for risk management purposes or as part of its investment strategies.
Multimanager Approach—The Fund uses a multimanager approach, meaning the adviser may allocate assets to one or more subadvisers, in addition to open- and closed‑end investment companies, ETFs, and individual securities (collectively “Allocation Decisions”). Each subadviser acts independently from the others and uses its own investment style and process to select securities, within the constraints of the Fund’s investment objective, strategies, and restrictions. Morningstar is responsible for selecting the investment strategies and Allocation Decisions, with the goal of maximizing return with a prudent level of risk for the strategy. Subject to the oversight of the board of trustees, Morningstar may change subadvisers and sell holdings at any time.
Principal Risks
You can lose money by investing in the Fund. The Fund can also underperform broad markets and other investments. The Fund’s principal risks include:
Multimanager and Subadviser Selection Risk—To a significant extent, the Fund’s performance depends on Morningstar’s skill in selecting subadvisers and each subadviser’s skill in selecting securities and executing its strategy. Subadviser strategies may occasionally be out of favor and subadvisers may underperform relative to their peers or benchmarks.
Absolute Return Strategy Risk—In seeking low sensitivity to traditional U.S. asset classes, the Fund uses an absolute return strategy and a benchmark index of cash-like instruments. Unlike most equity funds, the Fund should not be expected to benefit from broad equity market returns, and unlike traditional bond funds, it may not generate current income or benefit when interest rates decline.
Market Risk—The value of stocks and other securities can be highly volatile and prices may fluctuate widely, which means you should expect a wide range of returns and could lose money, even over a long time period. Various economic, industry, regulatory, political or other factors (such as natural disasters, epidemics and pandemics, war, terrorism, conflicts or social unrest) may disrupt U.S. and world economies and can dramatically affect markets generally, certain industry sectors, and/or individual companies. Recently, the global pandemic out- break of an infectious respiratory illness caused by a novel coronavirus known as COVID‑19 has resulted in

Morningstar Funds Trust / Prospectus 2022

substantial market volatility and global business disruption, impacting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID‑19 are currently unknown, which may exacerbate other types of risks that apply to the Fund and negatively impact Fund performance and the value of your investment in the Fund.
Long/Short Strategy Risk—While the Fund may invest in long positions and short positions, there is the risk that the investments will not perform as expected and losses on one type of position could more than offset gains on the other, or the Fund could lose money on both positions, if the portfolio managers judge the market incorrectly.
Interest-Rate Risk—The value of fixed-income securities, as well as some income-oriented equity securities that pay dividends, will typically decline when interest rates rise.
Credit Risk—Issuers of fixed-income securities could default or be downgraded if they fail to make required payments of principal or interest.
High-Yield Risk—High-yield securities and unrated securities of similar credit quality (commonly known as junk bonds) are subject to greater levels of credit and liquidity risks. High-yield securities are considered speculative with respect to the issuer’s continuing ability to make principal and interest payments.
Foreign Securities Risk—Securities of non‑U.S. issuers may be less liquid, more volatile, and harder to value than U.S. securities. They may also be subject to political, economic, and regulatory risks, and market instability.
Emerging-Markets Risk—Emerging-market countries may have relatively unstable governments and economies based on only a few industries, which can cause greater instability. These countries are also more likely to experience higher levels of inflation, deflation, or currency devaluations, which could hurt their economies and securities markets.
Currency Risk—Because this Fund may invest in securities of non‑U.S. issuers, changes in currency exchange rates could hurt performance. Morningstar or a subadviser may decide not to hedge, or may not be successful in hedging, its currency exposure.
Convertible Securities Risk—Convertible securities are generally debt securities or preferred stocks that may be converted into common stock. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value.
Preferred Stock Risk—Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks are generally payable at the discretion of the issuer’s board of directors, after the company makes required payments to holders of its bonds and other debt securities. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies. Preferred stocks may be less liquid than common stocks. Preferred shareholders may have certain rights if distributions are not paid but generally have no legal recourse against the issuer and may suffer a loss of value if distributions are not paid.
Short Sales Risk—Short sales involve selling a security the Fund does not own in anticipation that the security’s price will decline. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. Short sales are highly speculative and may subject the Fund to, at least theo-

Morningstar Funds Trust / Prospectus 2022

retically, unlimited risk due to the fact that the value of the security underlying the short sale may appreciate indefinitely. Short sales also create leverage which increases the Fund’s exposure to the market. When the Fund is selling a security short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, the Fund may maintain high levels of cash or other liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) or may use borrowings for this cash. The need to maintain cash or other liquid assets in segregated accounts could limit the Fund’s ability to pursue other opportunities as they arise.
U.S. Government Securities Risk—U.S. government obligations have different levels of credit support and, therefore, different degrees of credit risk. The U.S. government does not guarantee the market value of the securities it issues, so those values may fluctuate. Like most fixed-income securities, the prices of government securities typically fall when interest rates increase and rise when interest rates decline. In addition, the payment obligations on certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.
Sovereign Debt Securities Risk—Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy, or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.
Supranational Entities Risk—The Fund may invest in obligations issued or guaranteed by the International Bank for Reconstruction and Development (the “World Bank”). The government members, or “stockholders,” usually make initial capital contributions to the World Bank and in many cases are committed to make additional capital contributions if the World Bank is unable to repay its borrowings. There is no guarantee that one or more stockholders of the World Bank will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments.
Mortgage-Related and Other Asset-Backed Securities Risk—Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust.
Mortgage- and asset-backed securities are subject to credit and interest rate risks, as well as extension and prepayment risks:
Extension Risk—Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility.
Prepayment Risk—When interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities because borrowers may pay off their mortgages sooner than expected. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.
These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. TBA (or “to be announced”) commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed

Morningstar Funds Trust / Prospectus 2022

price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms.
In addition, one of the major economic impacts of the COVID‑19 pandemic has been loss of income, which has left many unable to repay their financial obligations, including their mortgage payments. It is difficult to predict how the effects of COVID‑19, or government initiatives relating to COVID‑19, may affect the federally backed mortgage market, the U.S. mortgage market as a whole and the price of securities relating to the mortgage markets, and in turn, the Fund’s investments.
When-Issued and Delayed Delivery Securities Risk—When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
Indexed and Inverse Securities Risk—Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.
Derivatives Risk—A derivative is an instrument with a value based on the performance of an underlying currency, security, index, or other reference asset. Derivatives involve risks different from, or possibly greater than, the risks of investing in more traditional investments. Derivatives involve costs, may create leverage, and may be illiquid, volatile, or difficult to value. In addition, derivatives could cause losses if the counterparty to the transaction does not perform as promised. The investment results achieved by using derivatives may not match or fully offset changes in the value of the underlying currency, security, index, or other reference asset that the Fund was attempting to hedge or the investment opportunity it was trying to pursue.
Investment Company and ETF Risk—An investment company, including an open- or closed‑end mutual fund or ETF, in which the Fund invests may not achieve its investment objective or execute its investment strategies effectively, or a large purchase or redemption activity by shareholders might negatively affect the value of the shares. The Fund must also pay its pro rata portion of an investment company’s fees and expenses. Shares of ETFs trade on exchanges and may be bought and sold at market value. ETF shares may be thinly traded, making it difficult for the Fund to sell shares at a particular time or an anticipated price. ETF shares may also trade at a premium or discount to the net asset value of the ETF; at times, this premium or discount could be significant.
Cybersecurity Risk—The Fund, like all companies, may be susceptible to operational and information security risks. Cybersecurity failures or breaches of the Fund or its service providers or the issuers of securities in which a Fund invests, have the ability to cause disruptions and impact business operations, and the Funds and their shareholders could be negatively impacted as a result.
Performance
The bar chart and performance table that follow provide some indication of the risks of investing in the Fund. The bar chart shows the annual return for the Fund from year to year as of December 31. The table shows how

Morningstar Funds Trust / Prospectus 2022

the Fund’s average annual returns for periods ended December 31, 2020 (1 year and since inception) compare with those of a broad measure of market performance. You may obtain the Fund’s updated performance information by visiting the website at http://connect.rightprospectus.com/Morningstar or by calling 877‑626‑3224. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future.

Calendar Year Total Return
Morningstar Alternatives Fund % Total Return

Year‑to‑Date Return as of	June 30, 2021	3.15%
Best Quarter	2Q 2020	5.28%
Worst Quarter	1Q 2020	-5.01%

Average Annual Total Return (For the period ended December 31, 2020)	1 Year	Since Inception 11/2/2018
Return Before Taxes	3.81%	4.42%
Return After Taxes on Distributions	2.72%	3.54%
Return After Taxes on Distributions and Sale of Fund Shares	2.37%	3.05%
Bloomberg Barclays U.S. Aggregate Bond Index[1] (reflects no deduction for fees, expenses, or taxes)	7.51%	8.83%
Morningstar U.S. Cash T‑Bill TR USD[2] (reflects no deduction for fees, expenses, or taxes)	0.53%	1.44%

[1]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based, flagship benchmark that measures the investment grade, U.S.-dollar-denominated, fixed-rate, taxable bond market.
[2]	The Morningstar U.S. Cash T‑Bill TR USD index measures the performance of a 13‑week U.S. Treasury Bill, and is the index against which the Fund is primarily managed.
After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown, and after‑tax returns shown are not relevant to investors who hold their Fund shares through tax‑deferred arrangements, such as 401(k) plans or individual retirement accounts.
Fund Management
Morningstar is the investment adviser for the Fund and has overall supervisory responsibility for the general management and investment of the Fund’s portfolio. The Fund is managed in a multimanager structure. On

Morningstar Funds Trust / Prospectus 2022

behalf of Morningstar, the following persons have primary responsibility for the Fund and, subject to oversight by the board of trustees, are responsible for selecting and overseeing the subadvisers listed below.

Portfolio Manager	Position with Morningstar	Start Date with the Fund
Morningstar Investment Management LLC

Marta K. Norton, CFA	Chief Investment Officer and Portfolio Manager	Since Inception (November 2018)

Richard M. Williamson, CFA, CIPM	Portfolio Manager and Head of Outcome Based Strategies	December 2020
Subadvisers and Portfolio Managers
Morningstar currently plans to allocate assets among the following subadvisers and may adjust these allocations at any time. The portfolio managers listed below are responsible for the day‑to‑day management of each subadviser’s allocated portion of the Fund’s portfolio:

Portfolio Manager	Position with Subadviser	Start Date with the Fund
SSI Investment Management LLC

George M. Douglas, CFA	Chief Investment Officer, Managing Principal, and Portfolio Manager	Since Inception (November 2018)

Alexander W. Volz	Portfolio Manager	Since Inception (November 2018)

Dagney M. Maseda	Portfolio Manager	Since Inception (November 2018)

Water Island Capital, LLC

John S. Orrico, CFA	Chief Investment Officer	Since Inception (November 2018)

Roger P. Foltynowicz, CFA, CAIA	Portfolio Manager	Since Inception (November 2018)

Todd W. Munn	Portfolio Manager	Since Inception (November 2018)

BlackRock Financial Management, Inc.

Tom Parker, CFA	Managing Director	June 2020

Scott Radell	Managing Director	June 2020

Jeffrey Rosenberg, CFA	Managing Director	June 2020
Purchase and Sale of Fund Shares
Fund shares are available through investment programs provided by financial institutions (each, a Program). Such Programs include, but are not limited to, Morningstar Managed Portfolios, an investment advisory program sponsored by Morningstar Investment Services LLC, a wholly-owned subsidiary of the adviser, investment advisory programs provided by unaffiliated financial advisers, managed account advisory services that certain third party retirement plan sponsors (e.g., employers) and/or retirement plan recordkeepers make available to their retirement plan participants and solutions provided in model portfolio marketplaces. There are no initial or subsequent minimum purchase amounts for the Funds. Orders to sell or “redeem” shares must be placed through the financial institution providing the Program to you and may trigger a purchase or sale of the Fund’s underlying investments. Fund shares may be purchased or redeemed on any day the New York Stock Exchange (NYSE) is open. At any time that an investor in the Fund ceases to be eligible for a Program, the provider of that Program may direct the redemption of that investor’s Fund shares and no further purchases will be allowed.

Morningstar Funds Trust / Prospectus 2022

See the Purchase and Sale of Fund Shares section on page 120 of the prospectus for more information.
Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax‑advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax‑advantaged account.

Morningstar Funds Trust / Prospectus 2022

Statement of Shareholder Rights
When you buy shares in a mutual fund, you become a shareholder in an investment company. As an owner, you have certain rights and protections, chief among them an independent board of trustees, whose main role is to represent your interests. To get to know your board, please see the “Trustees and Executive Officers” section of the Statement of Additional Information and visit https://www.morningtar.com/company/morningstar-funds-governance.
Additional Information About the Funds’ Investment Strategies and Risks
Additional Principal Investment Strategy Information
Certain Funds have a policy of investing, under normal circumstances, at least 80% of their respective assets in a particular type of investment as of the time of purchase. Except with respect to the Morningstar Municipal Bond Fund, these policies are non‑fundamental and may be changed without shareholder approval. No change to a Fund’s 80% investment policy will be made without a minimum of 60 days advance written notice being provided to the shareholders of the Fund. The 80% investment policy of the Morningstar Municipal Bond Fund is fundamental and may not be changed without shareholder approval. For purposes of a Fund’s 80% investment policy and other percentage thresholds set forth in the Funds’ prospectus, unless specifically noted otherwise, references to the Fund’s “assets” mean the Fund’s net assets plus borrowings for investment purposes, if any.
In addition to the description of each Fund’s principal investment strategies set forth in the summary section of the prospectus, the following discussion provides additional detail with respect to each Fund’s principal investment strategies and the types of instruments in which the Funds may invest. This information is supplemental to, and should be read in connection with, the strategy and risk discussion in each Fund’s summary.
Morningstar U.S. Equity Fund—The equity securities in which the Fund may invest include American depositary receipts (ADRs). The Fund may also invest up to 20% of its assets in fixed-income securities of varying maturity, duration and quality. Typically, such investments will be composed of short-duration, investment grade (or equivalent) securities and money market instruments. Certain of the Fund’s investments may be directly or indirectly linked to the performance of one or more commodities, and therefore subject to developments in the commodities markets. To facilitate the implementation of its investment strategy, the Fund may also use derivatives, including forward foreign currency contracts and futures, to enhance returns, to manage or adjust the Fund’s risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets.
Morningstar International Equity Fund—The equity securities in which the Fund may invest include ADRs, global depositary receipts (GDRs), and real estate investment trusts (REITs). The Fund may invest in the securities of companies located in emerging and frontier markets. The Fund may also invest up to 20% of its assets in fixed-income securities of varying maturity, duration and quality. Typically, such investments will be composed of short-duration, investment grade (or equivalent) securities and money market instruments. Certain of the Fund’s investments may be directly or indirectly linked to the performance of one or more commodities, and therefore subject to developments in the commodities markets. To facilitate the implementation of its investment strategy, the Fund may also use derivatives, including forward foreign currency contracts and futures, to enhance returns, to manage or adjust the Fund’s risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets.

Morningstar Funds Trust / Prospectus 2022

Morningstar Global Income Fund—The income-generating equity securities in which the Fund may invest include ADRs and GDRs. The Fund may invest in the securities of companies located in emerging and frontier markets. Certain of the Fund’s investments may be directly or indirectly linked to the performance of one or more commodities, and therefore subject to developments in the commodities markets. To facilitate the implementation of its investment strategy, the Fund may also use derivatives, including forward foreign currency contracts and futures, to enhance returns, to manage or adjust the Fund’s risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets.
Morningstar Total Return Bond Fund—The fixed-income securities in which the Fund may invest include securities of municipal issuers, corporate loans and floating-rate notes. The Fund may also invest in common and preferred stock, convertible securities, dollar rolls, repurchase agreements, purchase and sale contracts, standby commitments, and when-issued and delayed-delivery securities. In addition, certain of the Fund’s investments may be directly or indirectly linked to the performance of one or more commodities, and therefore subject to developments in the commodities markets. To facilitate the implementation of its investment strategy, the Fund may also use derivatives, including options, futures, swaps, and forward foreign currency contracts, to enhance returns, to manage or adjust the Fund’s risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets.
Morningstar Municipal Bond Fund—The fixed-income securities in which the Fund may invest include U.S. and non‑U.S. government debt securities. The Fund may also invest in mortgage-backed and asset-backed securities, and structured products such as tobacco settlement securitization bonds (tobacco bonds). In addition, certain of the Fund’s investments may be directly or indirectly linked to the performance of one or more commodities, and therefore subject to developments in the commodities markets. To facilitate the implementation of its investment strategy, the Fund may also use derivatives, including forward foreign currency contracts, futures, and swaps, to enhance returns, to manage or adjust the Fund’s risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets.
Morningstar Defensive Bond Fund—The fixed-income securities in which the Fund may invest include floating-rate notes. In addition, certain of the Fund’s investments may be directly or indirectly linked to the performance of one or more commodities, and therefore subject to developments in the commodities markets. To facilitate the implementation of its investment strategy, the Fund may also use derivatives, including forward foreign currency contracts and futures, to enhance returns, to manage or adjust the Fund’s risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets.
Morningstar Multisector Bond Fund—The fixed-income securities in which the Fund may invest include corporate loans and securities of municipal issuers. The Fund may invest in equity securities, including common and preferred stock of companies located in any country, including emerging and frontier markets. In addition, certain of the Fund’s investments may be directly or indirectly linked to the performance of one or more commodities, and therefore subject to developments in the commodities markets. To facilitate the implementation of its investment strategy, the Fund may also use derivatives, including options, futures, swaps, forward foreign currency contracts and currency options, to enhance returns, to manage or adjust the Fund’s risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets.
Morningstar Global Opportunistic Equity Fund—The fixed-income securities in which the Fund may invest include floating-rate notes. The Fund may invest in equity securities of companies of any market capitalization located in any country, including emerging and frontier markets. The Fund may invest in ADRs and GDRs and

Morningstar Funds Trust / Prospectus 2022

convertible securities. The Fund may invest in the securities of companies located in emerging and frontier markets. Certain of the Fund’s investments may be directly or indirectly linked to the performance of one or more commodities, and therefore subject to developments in the commodities markets. To facilitate the implementation of its investment strategy, the Fund may also use derivatives, including options, futures, swaps, and forward foreign currency contracts, to enhance returns, to manage or adjust the Fund’s risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets.
Morningstar Alternatives Fund—The fixed-income securities in which the Fund may invest include U.S. and non‑U.S. government debt securities. The Fund may also invest in equity securities of companies of any market capitalization located in any country, including emerging and frontier markets. The equity securities in which the Fund may invest include ADRs. Certain of the Fund’s investments may be directly or indirectly linked to the performance of one or more commodities, and therefore subject to developments in the commodities markets. To facilitate the implementation of its investment strategy, the Fund may also use derivatives, including options, futures, swaps, and forward foreign currency contracts, to enhance returns, to manage or adjust the Fund’s risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets.
Additional Principal Risk Information
The tables below provide additional information about the Funds’ principal investment risks. In addition to the investment risks deemed to be principal for a particular Fund, the Fund may be subject to additional, non‑principal risks. For more information about the Funds’ non‑principal investment strategies and risks, see the Funds’ Statement of Additional Information. The following risks are described in alphabetical order and not in order of importance or potential exposure.

● Principal Risk	Morningstar U.S. Equity Fund	Morningstar International Equity Fund	Morningstar Global Income Fund	Morningstar Total Return Bond Fund	Morningstar Municipal Bond Fund
Absolute Return Strategy Risk
Active Management Risk	●	●	●	●	●
American Depositary Receipts (ADRs) Risk	●	●	●
Asset Allocation Risk	●	●	●	●	●
Changing Fixed-Income Markets	●	●	●	●	●
Collateralized Debt Obligations (CDOs) Risk				●
Commodity-Linked Investment Risk	●	●	●
Convertible Securities Risk			●	●
Corporate Loan Risk				●
Credit Risk			●	●	●
Currency Risk	●	●	●	●
Cybersecurity Risk	●	●	●	●	●
Derivatives Risk	●	●	●	●	●
Dollar Rolls Risk				●
Emerging-Markets Risk		●	●	●
European Market Risk		●	●
Financials Sector Risk	●	●	●	●
Floating-Rate Notes Risk			●	●
Foreign Securities Risk	●	●	●	●
Forward Foreign Currency Contracts Risk	●	●	●	●	●
Frontier-Markets Risk		●	●
Futures Contracts Risk	●	●	●	●	●
Geographic Concentration Risk		●

Morningstar Funds Trust / Prospectus 2022

● Principal Risk	Morningstar U.S. Equity Fund	Morningstar International Equity Fund	Morningstar Global Income Fund	Morningstar Total Return Bond Fund	Morningstar Municipal Bond Fund
Global Depositary Receipts (GDRs) Risk		●	●
High-Yield Risk			●	●	●
Indexed and Inverse Securities Risk
Interest-Rate Risk	●	●	●	●	●
Inverse Floater Risk				●	●
Investment Company and ETF Risk	●	●	●	●	●
Investment Strategy Risk	●	●	●	●	●
Large‑Cap Stock Risk	●	●	●
LIBOR Risk				●
Liquidity Risk			●	●	●
Long/Short Strategy Risk
Market Risk	●	●	●	●	●
Master Limited Partnership (MLP) Risk	●		●
Mortgage-Related and Other Asset-Backed Securities Risk			●	●	●
Multimanager and Subadviser Selection Risk	●	●	●	●	●
Municipal Securities Risk				●	●
Newer Fund Risk	●	●	●	●	●
Nondiversification Risk
Options Risk			●	●
Portfolio Turnover Risk	●	●	●	●	●
Preferred Stock Risk		●	●
Private Placements Risk				●
Redemption Risk	●	●	●	●	●
REITs and Other Real Estate Companies Risk	●	●	●
Repurchase Agreements and Purchase and Sale Contracts Risk				●
Reverse Repurchase Agreements Risk				●
Risks of Investing in Asian Issuers		●
Risks of Investing in Latin American Issuers
Short Sales Risk				●
Smaller Companies Risk	●	●	●
Sovereign Debt Securities Risk			●	●	●
Standby Commitments Risk				●
Supranational Entities Risk
Swaps Risk			●	●	●
Tobacco Bonds Risk					●
U.S. Government Securities Risk			●	●	●
Valuation Risk	●	●	●	●	●
When-Issued and Delayed Delivery Securities Risk				●

Morningstar Funds Trust / Prospectus 2022

● Principal Risk	Morningstar Defensive Bond Fund	Morningstar Multisector Bond Fund	Morningstar Global Opportunistic Equity Fund	Morningstar Alternatives Fund
Absolute Return Strategy Risk				●
Active Management Risk	●	●	●	●
American Depositary Receipts (ADRs) Risk			●
Asset Allocation Risk	●	●	●	●
Call Risk			●
Changing Fixed-Income Markets	●	●	●	●
Collateralized Debt Obligations (CDOs) Risk	●
Commodity-Linked Investment Risk	●	●	●	●
Convertible Securities Risk		●	●	●
Corporate Loan Risk		●		●
Credit Risk	●	●	●	●
Currency Risk	●	●	●	●
Cybersecurity Risk	●	●	●	●
Derivatives Risk		●	●	●
Dollar Rolls Risk				●
Emerging-Markets Risk		●	●	●
European Market Risk		●		●
Financials Sector Risk
Floating-Rate Notes Risk	●	●	●	●
Foreign Securities Risk	●	●	●	●
Forward Foreign Currency Contracts Risk		●	●	●
Frontier-Markets Risk		●	●	●
Futures Contracts Risk		●	●	●
Geographic Concentration Risk		●	●	●
Global Depositary Receipts (GDRs) Risk			●
High-Yield Risk	●	●	●	●
Indexed and Inverse Securities Risk				●
Interest-Rate Risk	●	●	●	●
Inverse Floater Risk				●
Investment Company and ETF Risk	●	●	●	●
Investment Strategy Risk	●	●	●	●
Large‑Cap Stock Risk			●
LIBOR Risk	●
Liquidity Risk	●	●	●	●
Long/Short Strategy Risk				●
Market Risk	●	●	●	●
Master Limited Partnership (MLP) Risk
Mortgage-Related and Other Asset-Backed Securities Risk	●	●	●	●
Multimanager and Subadviser Selection Risk	●	●	●	●
Municipal Securities Risk		●		●
Newer Fund Risk	●	●	●	●
Nondiversification Risk		●
Options Risk		●	●	●
Portfolio Turnover Risk	●	●	●	●
Preferred Stock Risk		●	●	●
Private Placements Risk		●	●
Redemption Risk	●	●	●	●
REITs and Other Real Estate Companies Risk			●

Morningstar Funds Trust / Prospectus 2022

● Principal Risk	Morningstar Defensive Bond Fund	Morningstar Multisector Bond Fund	Morningstar Global Opportunistic Equity Fund	Morningstar Alternatives Fund
Repurchase Agreements and Purchase and Sale Contracts Risk				●
Reverse Repurchase Agreements Risk				●
Risks of Investing in Asian Issuers		●	●
Risks of Investing in Latin American Issuers	●	●
Short Sales Risk				●
Smaller Companies Risk			●	●
Sovereign Debt Securities Risk	●	●	●	●
Standby Commitments Risk
Supranational Entities Risk				●
Swaps Risk		●	●	●
Tobacco Bonds Risk
U.S. Government Securities Risk	●	●	●	●
Valuation Risk	●	●	●	●
When-Issued and Delayed Delivery Securities Risk				●
Absolute Return Strategy Risk—The Morningstar Alternatives Fund employs an “absolute return” investment approach, benchmarking itself to an index of cash instruments and seeking to achieve returns that are largely independent of broad movements in stocks and bonds. Unlike equity funds, the Fund should not be expected to benefit from general equity market returns. Different from fixed-income funds, the Fund may not generate current income and should not be expected to experience price appreciation as interest rates decline.
Active Management Risk—Each Fund is actively managed with discretion and may underperform market indexes or other mutual funds with similar investment objectives.
American Depositary Receipts Risk—The stocks of most foreign companies that trade in the U.S. markets are traded as American Depositary Receipts (ADRs). U.S. depositary banks issue these stocks. Each ADR represents one or more shares of foreign stock or a fraction of a share. The price of an ADR corresponds to the price of the foreign stock in its home market, adjusted to the ratio of the ADRs to foreign company shares. Therefore while purchasing a security on a U.S. exchange, the risks inherently associated with foreign investing still apply to ADRs.
Asset Allocation Risk—In an attempt to invest in areas that look most attractive on a valuation basis, the Fund may overweight asset classes or market segments that underperform relative to the broad market or other market segments.
Call Risk—Call risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than its maturity date. Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.
Changing Fixed-Income Markets—Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the Federal Reserve) has attempted to support the U.S. economic recovery by

Morningstar Funds Trust / Prospectus 2022

keeping the federal funds rate at a low level. The Federal Reserve has begun raising the federal funds rate and may continue to do so. Increases in the federal funds rate may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share price to decline. If a Fund invests in derivatives tied to fixed-income markets, the Fund may be more substantially exposed to these risks than a fund that does not invest in derivatives. To the extent a Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs the Fund incurs and may lower its performance. In addition, decreases in fixed-income dealer market-making capacity may persist in the future, potentially leading to decreased liquidity and increased volatility in the fixed-income markets.
Collateralized Debt Obligations (CDOs) Risk—In addition to the typical risks associated with fixed-income securities and asset-backed securities, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) the risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly. In addition, investments in CDOs may be characterized by the Fund as illiquid investments.
Commodity-Linked Investment Risk—A Fund’s investment in commodity-linked investments and other commodity/natural resource-related securities may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, flood, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Commodity-linked investments may be hybrid instruments that can have substantial risk of loss with respect to both principal and interest. Commodity-linked investments may be more volatile and less liquid than the underlying commodity, instruments, or measures, are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer’s creditworthiness deteriorates. As a result, returns of commodity-linked investments may deviate significantly from the return of the underlying commodity, instruments, or measures.
The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non‑qualifying income the Fund might fail to qualify as a regulated investment company and/or be subject to federal income tax at the Fund level. As a regulated investment company, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as qualifying income under the Internal Revenue Code of 1986, as amended (the “Code”), including income from any financial instrument or position that constitutes a security under 2(a)(36) of the Investment Company Act of 1940 (the “1940 Act”). In September 2016, the Internal Revenue Service announced that it will no longer issue private letter rulings on questions relating to the treatment of a corporation as a regulated investment company that require a determination of whether a financial instrument or position is a security under section 2(a)(36) of the 1940 Act. (A financial instrument or position that constitutes a security under section 2(a)(36) of the 1940 Act generates qualifying income for a corporation taxed as a regu-

Morningstar Funds Trust / Prospectus 2022

lated investment company.) This caused the IRS to revoke rulings that required such a determination, some of which were revoked retroactively and others of which were revoked prospectively as of a date agreed upon with the IRS. Should the Internal Revenue Service issue guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s use of commodity-linked instruments (which guidance might be applied to the Fund retroactively), it could, among other consequences, limit the Fund’s ability to pursue its investment strategy.
Convertible Securities Risk—In general, a convertible security is subject to the risks of stocks, and its price may be as volatile as that of the underlying stock, when the underlying stock’s price is high relative to the conversion price and a convertible security is subject to the risks of debt securities, and is particularly sensitive to changes in interest rates, when the underlying stock’s price is low relative to the conversion price.
The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value.
Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in lower-rated debt securities. The credit rating of a company’s convertible securities is generally lower than that of its non‑convertible debt securities. Convertible securities are normally considered “junior” securities—that is, the company usually must pay interest on its non‑convertible debt securities before it can make payments on its convertible securities. If the issuer stops paying interest or principal, convertible securities may become worthless and the Fund could lose its entire investment. To the extent the Fund invests in convertible securities issued by small- or mid‑cap companies, it will be subject to the risks of investing in such companies. The securities of small- and mid‑cap companies may fluctuate more widely in price than the market as a whole. There may also be less trading in small- or mid‑cap securities, which means that buy and sell transactions in those securities could have a larger impact on a security’s price than is the case with large‑cap securities.
Convertible securities generally have less potential for gain or loss than common stocks.
Corporate Loan Risk—Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (LIBOR) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes, a Fund may experience difficulties in selling its corporate loans. Transactions in corporate loans may settle on a delayed basis. As a result, the proceeds from the sale of corporate loans may not be readily available to make additional investments or to meet a Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, a Fund may hold additional cash, sell investments or temporarily borrow from banks and other lenders. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Fund may not recover its investment or recovery may be delayed. By investing in a corporate loan, a Fund may become a member of the syndicate. The market for corporate loans may be subject to irregular trading activity and wide bid/ask spreads. The corporate loans in which a Fund

Morningstar Funds Trust / Prospectus 2022

invests are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.
Credit Risk—Credit risk is the risk that an issuer may fail or become less able to make payments when due. An issuer of a fixed-income security could be downgraded or default. If a Fund holds securities that have been downgraded, or that default on payment, the Fund’s performance could be negatively affected.
Currency Risk—Each Fund may invest in securities denominated in foreign currencies. Changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad. Although a Fund may attempt to hedge currency risk, the hedging instruments may not perform as expected and could produce losses. Suitable hedging instruments may not be available for all foreign currencies. A Fund is not required to hedge currency risk and may elect not to hedge currency risk even if suitable instruments are available.
Cybersecurity Risk—The Funds, like all companies, may be susceptible to operational and information security risks. Cybersecurity failures or breaches of a Fund or its service providers or the issuers of securities in which a Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/ or additional compliance costs. The Funds and their shareholders could be negatively impacted as a result. Similar types of cybersecurity risks are also present for issuers of securities in which the Funds may invest, which could result in material adverse consequences for such issuers and may cause a Fund’s investment in such companies to lose value.
Derivatives Risk—Certain Funds may invest in derivatives, which involve risks that are different from, and in some respects greater than, risks associated with more traditional investments, such as stock and bonds. Derivatives are instruments, such as options, futures, forward foreign currency contracts and swaps, whose value is derived from that of other assets, rates or indexes. Certain derivative instruments may be highly complex and highly volatile leading them to perform in unexpected ways. Derivatives may also create leverage which magnifies the impact of a decline or gain in the reference instrument underlying the derivative. The use of leverage by a Fund may cause the Fund to lose more than the amount it invests. Some derivatives may be thinly traded, which may make it difficult for a Fund to close its position in or sell the derivative at a particular time or at an anticipated price. In addition, changes in government regulation of derivatives could affect the character, timing, and amount of a Fund’s taxable income or gains. A Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company.
Many derivatives are traded on margin. Regulatory requirements and/or contractual undertakings may require a Fund to segregate cash or other liquid assets to be used for margin payments. Derivatives that have margin requirements involve the risk that if a Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvan-

Morningstar Funds Trust / Prospectus 2022

tageous to do so. A Fund may remain obligated to meet margin requirements until it is able to close its position. The need to provide margin or collateral and/or segregate assets could limit a Fund’s ability to pursue other opportunities as they arise.
Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non‑hedging purposes. Hedging with derivatives may increase expenses, and there is no guarantee that a hedging strategy will work. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. The use of derivatives for non‑hedging purposes may be considered more speculative than other types of investments.
Derivative instruments are subject to counterparty risk, meaning that the party who issues the derivatives may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.
Under recent financial reforms, certain types of derivatives (i.e., certain swaps) are, and others are expected to eventually be, required to be cleared through a central counterparty. Central clearing is designed to reduce counterparty risk and increase liquidity compared to over‑the‑counter (OTC) derivatives, but it does not eliminate those risks entirely and may involve additional costs and risks not involved with OTC derivatives. With swaps that are cleared through a central counterparty, there is also a risk of loss by a Fund of its initial and variation margin deposits in the event of bankruptcy of a futures commission merchant with which the Fund has an open position, or the central counterparty in a swap contract. The regulation of swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. It is not possible to predict fully the effects of current or future regulation. New requirements, even if not directly applicable to the Funds, may increase the cost of a Fund’s investments and cost of doing business.
Dollar Rolls Risk—A dollar roll transaction involves a sale by a Fund of a mortgage-backed or other security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. Dollar roll transactions involve the risk that the market value of the securities a Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker-dealer to whom a Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the adviser’s or a subadviser’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.
Emerging-Markets Risk—Each Fund may invest in emerging-market countries. The securities markets of emerging-market countries may have lower trading volume, be less liquid, be subject to greater price volatility, have smaller market capitalizations, have less government regulation, and not be subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Certain emerging market countries have material limitations on PCAOB inspection, investigation and enforcement capabilities which hinder the ability to engage in independent oversight or inspection of accounting firms located in or operating in certain emerging markets; therefore, there is no guarantee that the quality of financial reporting or the audits conducted by audit firms of certain emerging market issuers meet PCAOB standards. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. Emerging markets countries also may have less developed

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legal systems allowing for enforcement of private property rights and/or redress for injuries to private property, such as bankruptcy. The ability to bring and enforce actions in emerging market countries, or to obtain information needed to pursue or enforce such actions, may be limited and shareholder claims may be difficult or impossible to pursue.
Emerging-market countries may have relatively unstable governments and economies based on only a few industries, which may cause greater instability. The value of emerging-market securities will likely be particularly sensitive to changes in the economies of such countries. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.
Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging-market countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital.
Settlement and clearance procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund’s delivery of securities before receipt of payment for their sale. Settlement, clearance or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.
Rising interest rates, combined with widening credit spreads, could negatively impact the value of emerging- market debt and increase funding costs for foreign issuers. In such a scenario, foreign issuers might not be able to service their debt obligations, the market for emerging-market debt could suffer from reduced liquidity, and any investing Fund could lose money.
European Market Risk—Adverse economic and political events in Europe may cause the Fund’s investments to decline in value. Member states of the European Union (“EU”) are subject to restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and recessions in an EU member country may have a significant adverse effect on the economies of other EU member countries. In addition, the risk of investing in Europe may be heightened due to Russia’s military invasion of Ukraine in February 2022 and the United Kingdom departure from the EU on January 31, 2020. The country’s departure (known as “Brexit”) sparked depreciation in the value of the British pound, short-term declines in the stock markets and heightened risk of continued economic volatility worldwide, thus heightening the risk of investing in Europe. The United Kingdom and the EU have reached an agreement that governs the relationship between the United Kingdom and the EU following the United Kingdom’s departure from the EU in areas such as trade in goods and in certain services. There remains considerable uncertainty about the consequences and economic effects of the UK’s departure. While it is not possible to determine the precise impact these events may have on the Fund, the impact on the United Kingdom and European economies and the broader global economy could be significant, resulting in negative impacts, such as increased volatility and illiquidity, and potentially lower economic growth, on markets in the United Kingdom, Europe and globally, which may adversely affect the value of the Fund’s investments. In addition, Brexit could create actual or perceived additional economic stresses for the United Kingdom, including potential for decreased trade, capital outflows,

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devaluation of the British pound, wider corporate bond spreads due to uncertainty, and possible declines in business and consumer spending, as well as foreign direct investment. Moreover, the United Kingdom had been one of the EU’s largest economies; its departure also may negatively impact the EU and Europe by triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU (thereby perpetuating political instability in the region). If one or more other countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.
Russia’s invasion of Ukraine in late February 2022 has significantly amplified already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. The resulting responses of various countries, the European Union and NATO to Russia’s actions, the potential for further sanctions, military escalation and other corresponding events, including potential retaliatory actions by Russia, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity and overall uncertainty. Certain sectors including, but not limited to, energy, financials, commodities, engineering, and defense may be particularly affected. This could negatively impact Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to Russian issuers or the adjoining geographic regions. Any such disruptions caused by Russian military action, resulting sanctions or other actions (including cyberattacks) may magnify the impact of other risks described in this prospectus.
Financials Sector Risk—Financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations. Unstable interest rates can have a disproportionate effect on the financial services sector and financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector. Financial services companies have also been affected by increased competition, which could adversely affect the profitability or viability of such companies.
Floating-Rate Notes Risk—Floating-rate notes are subject to credit risk and interest-rate risk. The interest rate of a floating-rate note may be based on a known lending rate, such as a bank’s prime rate, and resets whenever that rate is adjusted. The interest rate on a variable-rate demand note is reset at specified intervals at a market rate. Some floating- and variable-rate securities may be callable by the issuer, meaning that they can be paid off before their maturity date and the proceeds may need to be invested in lower-yielding securities that reduce a Fund’s income.
Foreign Securities Risk—A Fund may invest in foreign securities. Risks associated with investing in foreign securities include fluctuations in the exchange rates of foreign currencies that may affect the U.S. dollar value of a security, the possibility of substantial price volatility as a result of political and economic instability in the foreign country, sanctions, less public information about issuers of securities, different securities regulation, different accounting, auditing and financial reporting standards and less liquidity than in U.S. markets. Shareholder rights under the laws of some foreign countries may not be as favorable as U.S. laws. Thus, a shareholder may have more difficulty in asserting its rights or enforcing a judgment against a foreign company than a shareholder of a comparable U.S. company. In addition, settlement and clearance procedures in certain foreign markets may result in delays in payment for, or delivery of, securities not typically associated with settlement and clearance of U.S. investments.

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Forward Foreign Currency Contracts Risk—A forward foreign currency contract is an obligation to buy or sell a particular currency in exchange for another currency, which may be U.S. dollars, at a specified price at a future date. Forward foreign currency contracts are typically individually negotiated and privately traded by currency traders and their customers in the interbank market. A Fund may not fully benefit from, or may lose money on, forward foreign currency transactions if changes in currency exchange rates do not occur as anticipated or do not correspond accurately to changes in the value of the Fund’s holdings.
A Fund’s ability to use forward foreign currency transactions successfully depends on a number of factors, including the forward foreign currency transactions being available at attractive prices, the availability of liquid markets and the ability of the portfolio managers to accurately predict the direction of changes in currency exchange rates. Currency exchange rates may be volatile and may be affected by, among other factors, the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls and speculation. Currency transactions are also subject to the risk that the other party in the transaction will default its contractual obligation, which would deprive a Fund of unrealized profits or force a Fund to cover its commitments for purchase or sale of a currency, if any, at the current market price. If a Fund enters into a forward foreign currency contract, its custodian will segregate liquid assets of the Fund having a value equal to the Fund’s commitment under such forward contract from day to day, except to the extent that the Fund’s forward contract obligation is covered by liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract.
Frontier-Markets Risk—Frontier-market countries are countries that have smaller economies or less developed capital markets than traditional emerging markets. Frontier countries tend to have relatively low gross national product per capita compared to the larger traditionally-recognized emerging markets. The frontier emerging-market countries include the least developed countries even by emerging-markets standards. The risks of investments in frontier emerging-market countries include all the risks described above for investment in foreign securities and emerging markets, although these risks are magnified in the case of frontier countries.
Futures Contracts Risk—A futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference asset, such as a specific security, currency, commodity or index, at a specified price at a specified later date. Investments in futures contracts and options on futures contracts may increase volatility and be subject to additional market, active management, interest, currency, and counterparty risk. A Fund may be subject to additional risks, such as liquidity risk, if the contract cannot be closed when desired.
Futures contracts provide for the future sale by one party and purchase by another of a specific asset at a specific time and price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Futures and forward contracts are subject to counterparty risk, meaning that the party who issues the derivatives may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations.
Geographic Concentration Risk—To the extent that the Fund invests a significant portion of its assets in a particular country, region or continent, economic, political, social and environmental conditions in such country, region or continent will have a greater effect on the Fund’s performance than they would in a more geographically diversified equity fund. Similarly, if so concentrated, the Fund’s performance may be more volatile than the performance of a more geographically diversified fund.

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Global Depositary Receipts Risk—GDRs are receipts issued by either a U.S. or non‑U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars. Each GDR represents one or more shares of foreign stock or a fraction of a share. The price of a GDR corresponds to the price of the foreign stock in its home market, adjusted to the ratio of the GDRs to foreign company shares. Therefore, the risks inherently associated with foreign investing still apply to GDRs.
High-Yield Risk—High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. High-yield securities and unrated securities of similar credit quality (commonly known as junk bonds) are subject to greater levels of credit and liquidity risks. Changes in general economic conditions, changes in the financial condition of the issuer, and changes in interest rates may adversely impact the value of high-yield securities.
High-yield securities are less liquid than investment grade securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities. Issuers of high-yield securities may have a larger amount of outstanding debt relative to their assets than issuers of investment grade securities have. Periods of economic downturn or rising interest rates may cause the issuers of high-yield securities to experience financial distress, which could adversely impact their ability to make timely payments of principal and interest and could increase the possibility of default. The market value and liquidity of high-yield securities may be impacted negatively by adverse publicity and investor perceptions, whether or not based on fundamental analysis, especially in a market characterized by low trade volume.
Indexed and Inverse Securities Risk—Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. A Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and a Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.
Interest-Rate Risk—In general, the value of fixed-income securities, as well as some income-oriented equity securities that pay dividends, will typically decline when interest rates rise. A Fund may be subject to a greater risk or rising interest rates due to the current period of historically low interest rates.
Inverse Floater Risk—The interest rate of an inverse floater resets in the opposite direction from the market rate of interest on a security or interest to which it is related. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest, and is subject to many of the same risks as derivatives. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Certain of these investments may be illiquid. The absence of an active secondary market with respect to these investments could make it difficult for a Fund to dispose of a variable or floating-rate note if the issuer defaulted on its payment obligation or during periods that a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss with respect to such instruments.
Investment Company and ETF Risk—An investment company, including an open- or closed‑end mutual fund or ETF, in which a Fund invests may not achieve its investment objective or execute its investment strategies effectively, or a large purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The performance of an investment company or

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ETF that is actively managed will depend on its adviser’s ability to select profitable investments. An investment company or ETF that is passively managed may not accurately track its underlying index or the index may perform poorly. Additionally, a passively managed investment company or ETF may not be permitted to take defensive positions during periods of market decline or sell poorly performing securities. A Fund must also pay its pro rata portion of an investment company’s fees and expenses. Market movements or economic factors may constrain the liquidity of an investment company’s portfolio and compromise its ability to meet redemption requests. This could cause the value of a Fund’s investment in another investment company to decline.
Shares of ETFs trade on exchanges such as the NYSE and may be bought and sold at market value. ETF shares may be thinly traded, making it difficult for a Fund to sell shares at a particular time or an anticipated price. ETF shares may also trade at a premium or discount to the net asset value of the ETF. At times, this premium or discount may be significant.
Investment Strategy Risk—There is no assurance each Fund’s investment objective will be achieved. Investment decisions may not produce the expected results. The value of a Fund may decline, and a Fund may under- perform other funds with similar objectives and strategies.
Large‑Cap Stock Risk—Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus solely on small- or medium-capitalization stocks. Large cap companies may trail the returns of the overall stock market. Historically, large cap stocks tend to go through cycles of doing better—or worse—than the stock market in general and these periods may last as long as several years.
LIBOR Risk—Certain instruments in which the Fund, or the underlying funds in which the Fund invests, may utilize the London Interbank Overnight Rate (LIBOR) as a reference rate for various rate calculations. The U.K. Financial Conduct Authority, which regulates LIBOR, phased out certain LIBOR at the end of 2021 and intends to phase out the remaining LIBOR rate in 2023. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rates. The potential effect of a transition away from LIBOR on the investments held by the Fund or underlying funds cannot yet be determined. To the extent that the Fund or underlying funds have exposure to contracts or instruments based on LIBOR that do not include fallback provisions, those investments may have an increased risk of becoming illiquid.
Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell. Low trading volume, a lack of a market maker, or contractual or legal restrictions may limit or prevent a Fund from selling securities or closing derivative positions at desirable times or prices. Low levels of liquidity in particular investments may force a Fund to sell a security at a price that is lower than the Fund anticipated and may cause the Fund to lose money.
Long/Short Strategy Risk—While the Fund may invest in long positions and short positions, there is the risk that the investments will not perform as expected and losses on one type of position could more than offset gains on the other, or the Fund could lose money on both positions, if the portfolio managers judge the market incorrectly.
Market Risk—The overall market may perform poorly or the returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of investments. The value

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of stocks and other securities can be highly volatile and prices may fluctuate widely, which means you should expect a wide range of returns and could lose money, even over a long time period. Various economic, industry, regulatory, political or other factors (such as natural disasters, epidemics and pandemics, war, terrorism, conflicts or social unrest) may disrupt US and world economies and can dramatically affect markets generally, certain industry sectors, and/or individual companies. The overall stock market may also be adversely affected by policy changes by the U.S. Government, Federal Reserve, or other government actors. A Fund’s NAV may decline over short periods due to short-term market movements and over longer periods during extended market downturns.
Recently, the global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID‑19 has resulted in substantial market volatility and global business disruption, impacting the global economy and the financial health of individual companies in significant and unforeseen ways. This coronavirus has resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, significant disruptions to business operations, market closures, cancellations and restrictions, supply chain disruptions, lower consumer demand, and significant volatility and declines in global financial markets, as well as general concern and uncertainty. Instability in the United States, European and other credit markets has made it more difficult for borrowers to obtain financing or refinancing on attractive terms or at all. In particular, because of the current conditions in the credit markets, borrowers may be subject to increased interest expenses for borrowed money and tightening underwriting standards. The COVID‑19 pandemic could continue to inhibit global, national and local economic activity, and constrain access to capital and other sources of funding. Various recent government interventions have been aimed at curtailing the distress to financial markets caused by the COVID‑19 outbreak. There can be no guarantee that these or other economic stimulus plans (within the United States or other affected countries throughout the world) will be sufficient or will have their intended effect. In addition, an unexpected or quick reversal of such policies could increase market volatility, which could adversely affect the Fund’s investments. The duration and future impact of COVID‑19 are currently unknown, which may exacerbate other types of risks that apply to the Fund and negatively impact Fund performance and the value of your investment in the Fund.
Master Limited Partnership (MLP) Risk—An MLP is a limited partnership, the interests of which are publicly traded on an exchange or in the OTC market. Many MLPs operate pipelines that transport commodities such as crude oil, natural gas and petroleum. The income of such MLPs correlates to the volume of the commodities transported, not their price.
Investments in securities issued by MLPs involve risks that differ from traditional investments in common stock. Holders of MLP units generally have more limited control rights and limited rights to vote on matters affecting the MLP than holders of a corporation’s common stock. MLPs are controlled by a general partner which may have conflicts of interest and limited fiduciary duties to the MLP. Although investors in an MLP normally would not be liable for debts of the MLP beyond the amount of their investment, they may not be shielded from liability to the same extent as shareholders of a corporation.
MLPs are subject to various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities. These laws and regulations address: health and safety standards for the operation of facilities, transportation systems and the handling of materials; air and water pollution requirements and standards; solid waste disposal requirements; land reclamation requirements; and requirements relating to the handling and disposition of hazardous materials. MLPs are subject to

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the costs of compliance with such laws applicable to them, and changes in such laws and regulations may adversely affect their results of operations.
Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest- rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies.
Distributions from an MLP may consist in part of a return of the amount originally invested, which would not be taxable to the extent the distributions do not exceed the investor’s adjusted basis in its MLP interest. These reductions in a Fund’s adjusted tax basis in the MLP securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities.
Mortgage-Related and Other Asset-Backed Securities Risk—Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit and interest rate risks, as well as extension and pre‑payment risks:
Extension Risk—Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility.
Prepayment Risk—When interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities because borrowers may pay off their mortgages sooner than expected. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.
These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. TBA (or “to be announced”) commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms.
One of the major economic impacts of the COVID‑19 pandemic has been loss of income, which has left many unable to repay their financial obligations, including their mortgage payments. Since March 13, 2020, there have been a number of government initiatives applicable to federally backed mortgage loans in response to the economic impacts of COVID‑19, including foreclosure and eviction moratoria, mortgage forbearances and loan modifications for borrowers and renters experiencing financial hardship due to COVID‑19. It is difficult to predict how the effects of COVID‑19, or government initiatives relating to COVID‑19, may affect the federally

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backed mortgage market, the U.S. mortgage market as a whole and the price of securities relating to the mortgage markets, and in turn, the Fund’s investments.
Multimanager and Subadviser Selection Risk—To a significant extent, each Fund’s performance will depend on Morningstar’s skill in selecting subadvisers and each subadviser’s skill in selecting securities and executing its strategy. Subadviser strategies may occasionally be out of favor and subadvisers may underperform relative to their peers or benchmarks. In addition, because portions of each Fund’s assets are managed by different subadvisers using different styles, a Fund could experience overlapping securities transactions. Certain subadvisers may be purchasing securities at the same time other subadvisers may be selling those same securities, which may lead to higher transaction expenses compared to Funds using a single investment management style.
Municipal Securities Risk—The municipal securities market could be significantly affected by adverse political and legislative changes, as well as uncertainties related to taxation or the rights of municipal security holders. Changes in the financial health of a municipality may make it difficult for it to pay interest and principal when due. In addition, changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers can affect the overall municipal securities market. Changes in market conditions may directly impact the liquidity and valuation of municipal securities, which may, in turn, adversely affect the yield and value of the Fund’s municipal securities investments. Declines in real estate prices and general business activity may reduce the tax revenues of state and local governments.
In the case of insured municipal securities, insurance supports the commitment that interest payments on a municipal security will be made on time and the principal will be repaid when the security matures. Insurance does not, however, protect a Fund or its shareholders against losses caused by declines in a municipal security’s market value. The Portfolio Managers generally look to the credit quality of the issuer of a municipal security to determine whether the security meets a Fund’s quality restrictions, even if the security is covered by insurance. However, a downgrade in the claims-paying ability of an insurer of a municipal security could have an adverse effect on the market value of the security.
In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded, or started insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. Because many municipal securities are issued to finance similar types of projects, especially those related to education, health care, housing, transportation, and utilities, conditions in those sectors can affect the overall municipal securities market. Municipal securities backed by current or anticipated revenues from a specific project or specific asset (so‑called “private activity bonds”) may be adversely impacted by declines in revenue from the project or asset. Declines in general business activity could affect the economic viability of facilities that are the sole source of revenue to support private activity bonds. To the extent that a Fund invests in private activity bonds, a part of its dividends will be a Tax Preference Item.
Generally, a Fund purchases municipal securities the interest on which, in the opinion of counsel to the issuer, is exempt from federal income tax. There is no guarantee that such an opinion will be correct, and there is no assurance that the Internal Revenue Service will agree with such an opinion. Municipal securities generally must meet certain regulatory and statutory requirements to distribute interest that is exempt from federal income tax. If any municipal security held by the Fund fails to meet such requirements, the interest received by the Fund from such security and distributed to shareholders would be taxable. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax

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exemption on municipal securities or otherwise adversely affect the current federal or state status of municipal securities.
The Fund may not be able to sell a municipal security in a timely manner at a desired price. The secondary market for certain municipal bonds tends to be less developed and less liquid than many other bond markets.
Reduced liquidity in the bond markets can result from a number of events, such as limited trading activity, reductions in bond inventory, and rapid or unexpected changes in interest rates. Less liquid markets could lead to greater price volatility and limit the Fund’s ability to sell a holding at a suitable price.
Newer Fund Risk—Each Fund is newer with limited operating history, and there can be no assurance that a Fund will grow to or maintain an economically viable size.
Nondiversification Risk—The Morningstar Multisector Bond Fund is a nondiversified investment company, which means that more of its assets may be invested, directly or indirectly, in the securities of a single issuer than a diversified investment company. This may make the value of the Fund’s shares more susceptible to certain risks than shares of a diversified investment company. As a nondiversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.
Options Risk—The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. If the Portfolio Managers apply a strategy at an inappropriate time or judge market conditions or trends incorrectly, the use of options may lower a Fund’s return. There can be no guarantee that the use of options will increase a Fund’s return or income. In addition, there may be an imperfect correlation between the movement in prices of options and the securities underlying them and there may at times not be a liquid secondary market for various options. Government legislation or regulation could affect the use of derivatives and could limit a Fund’s ability to pursue its investment strategies.
When a Fund writes a covered call option, it assumes the risk that it will have to sell the underlying security at an exercise price that may be lower than the market price of the security, and it gives up the opportunity to profit from a price increase in the underlying security above the exercise price. If a call option that a Fund has written is exercised, the Fund will experience a gain or loss from the sale of the underlying security. If a call option that a Fund has written expires unexercised, the Fund will experience a gain in the amount of the premium it received; however, that gain may be offset by a decline in the market value of the underlying security during the option period.
When a Fund writes a put option, it assumes the risk that it will have to purchase the underlying security at an exercise price that may be higher than the market price of the security. If the market price of the underlying security declines, a Fund would expect to suffer a loss. However, the premium a Fund received for writing the put should offset a portion of the decline.
Each Fund’s ability to close out its position as a purchaser or seller of an OTC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. There are significant differences between the securities and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. A Fund’s ability to utilize options successfully will depend on the ability of the Fund’s investment adviser to predict pertinent market movements, which cannot be assured.

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Portfolio Turnover Risk—A Fund may engage in active and frequent trading of its portfolio securities. Such a strategy often involves higher transaction costs, including brokerage commissions and dealer mark‑ups, and may increase the amount of capital gains (in particular, short-term gains) realized by a Fund. Shareholders may pay tax on such capital gains. These effects of higher than normal portfolio turnover may adversely affect Fund performance.
Preferred Stock Risk—Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks for dividend payments and liquidation of assets. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities, however, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks are generally payable at the discretion of the issuer’s board of directors, after the company makes required payments to holders of its bonds and other debt securities. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies. Preferred stocks may be less liquid than common stocks. Preferred stocks may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. Preferred shareholders may have certain rights if distributions are not paid but generally have no legal recourse against the issuer and may suffer a loss of value if distributions are not paid. Generally, preferred shareholders have no voting rights with respect to the issuer unless distributions to preferred shareholders have not been paid for a stated period, at which time the preferred shareholders may elect a number of directors to the issuer’s board. Generally, once all the distributions have been paid to preferred shareholders, the preferred shareholders no longer have voting rights.
Private Placements Risk—A Fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when a subadviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value.
The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Dis- posing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price. A Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. In addition, market quotations are less readily available. The judgment of a subadviser may at times play a greater role in valuing these securities than in the case of publicly traded securities.
Redemption Risk—A Fund may experience losses when selling portfolio investments to meet redemption requests. This risk is greater for larger redemption requests or redemption requests during poor market conditions. Redemption risk may increase if a Fund must sell illiquid investments to meet redemption requests. Heavy redemptions may hurt the Fund’s performance.
REITs and Other Real Estate Companies Risk—REITs and other real estate company securities are subject to, among other risks: declines in property values; defaults by mortgagors or other borrowers and tenants;

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increases in property taxes and other operating expenses; overbuilding in their sector of the real estate market; fluctuations in rental income; changes in interest rates; lack of availability of mortgage funds or financing; extended vacancies of properties, especially during economic downturns; changes in tax and regulatory requirements; losses due to environmental liabilities; or casualty or condemnation losses. REITs also are dependent upon the skills of their managers and are subject to heavy cash flow dependency or self-liquidation. Domestic REITs could be adversely affected by failure to qualify for tax‑free “pass-through” of net income and gains under the Code, or to maintain their exemption from registration under the 1940 Act. The value of REIT common shares may decline when interest rates rise. During periods of high interest rates, REITs and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain.
Most equity REITs receive a flow of income from property rentals, which, after covering their expenses, they pay to their shareholders in the form of dividends. Equity REITs may be affected by changes in the value of the underlying property they own, while mortgage REITs may be affected by the quality of any credit they extend.
REITs and other real estate company securities tend to be small- to mid‑cap securities and are subject to the risks of investing in small- to mid‑cap securities. Some of the REIT securities in which a Fund invests may be preferred stock, which receives preference in the payment of dividends.
Repurchase Agreements and Purchase and Sale Contracts Risk—If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
Reverse Repurchase Agreements Risk—Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. A Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities. These events could also trigger adverse tax consequences to the Fund.
Risks of Investing in Asian Issuers—Investments in securities of Asian issuers involve risks and special considerations not typically associated with investments in the U.S. securities markets. Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, rapid fluctuations in inflation and interest rates, decreased exports, economic recessions and political unrest. Investments in certain Asian issuers are also subject to the risk of frequent trading suspensions and government interventions (including by nationalizing assets); potential limits on using brokers and on foreign ownership; different financial reporting standards; custody and other risks associated with programs used to access certain investments; higher dependence on exports and international trade; political and social instability; infectious disease outbreaks; regional and global conflicts; increased trade tariffs, embargoes and other trade limitations; and uncertainties in tax rules that could result in unexpected tax liabilities for the Fund. Economic and political events in any one Asian country can have a significant effect on the entire Asian region as well as on major trading partners outside Asia, and any adverse effect on some or all of the Asian countries and regions in which the Fund invests. The securities markets in some Asian economies are relatively underdeveloped and may subject the Fund to a higher degree of risk. To the extent the Fund invests in securities of

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companies located in or operating in China, the inability of the PCAOB to inspect audit work papers and practices of PCAOB-registered accounting firms in China with respect to their audit work of U.S. reporting companies may impose significant additional risks associated with investments in China; therefore, there is no guarantee that the quality of financial reporting or the audits conducted by audit firms of such issuers meet PCAOB standards. A reduction in spending on Chinese products and services or the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the United States may also have an adverse impact on the Chinese economy. In addition, investments in Taiwan could be adversely affected by its political and economic relationship with China. The Fund may also invest in special structures that utilize contractual arrangements to provide exposure to certain Chinese companies, known as variable interest entities (“VIEs”), that operate in sectors in which China restricts and/or prohibits foreign investments. The Chinese government’s acceptance of the VIE structure is evolving. It is uncertain whether Chinese officials and regulators will withdraw their acceptance of the structure or whether Chinese courts or arbitration bodies would decline to enforce the contractual rights of foreign investors, each of which would likely have significant, detrimental, and possibly permanent losses on the value of such investments.
Risks of Investing in Latin American Issuers—The economies of certain Latin American countries have experienced high interest rates, economic volatility, inflation, currency devaluations, government debt defaults and high unemployment rates. Certain Latin American countries have experienced periods of political and economic instability and social unrest in the past. International economic conditions, particularly those in the U.S., Europe and Asia, as well as world prices for oil and other commodities may also influence the development of Latin American economies. These risks, among others, may adversely affect the value of the Fund’s investments.
Short Sales Risk—Short sales involve selling a security a Fund does not own in anticipation that the security’s price will decline. To complete the transaction, a Fund must borrow the security to make delivery to the buyer. A Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by a Fund. Short sales are highly speculative and may subject a Fund to, at least theoretically, unlimited risk due to the fact that the value of the security underlying the short sale may appreciate indefinitely.
Because a Fund may invest the proceeds of a short sale, another effect of short selling on the Fund is similar to the effect of leverage, in that it amplifies changes in the Fund’s net asset value since it increases the exposure of the Fund to the market and may increase losses and the volatility of returns.
A Fund may not always be able to close out a short position at a favorable time or price. A lender may request that borrowed securities be returned to it on short notice, and a Fund may have to buy the borrowed securities at an unfavorable price, which will potentially reduce or eliminate any gain or cause a loss to the Fund.
When a Fund is selling a security short, it must maintain a segregated account of cash or high-grade securities equal to the margin requirement. As a result, a Fund may maintain high levels of cash or other liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) or may use borrowings for this cash. The need to maintain cash or other liquid assets in segregated accounts could limit a Fund’s ability to pursue other opportunities as they arise.

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Smaller Companies Risk—The stocks of small- or mid‑sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs.
Sovereign Debt Securities Risk—Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy, or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Standby Commitments Risk—Standby commitment agreements involve the risk that the security the Fund buys will lose value prior to its delivery to the Fund and will no longer be worth what the Fund has agreed to pay for it. These agreements also involve the risk that if the security goes up in value, the counterparty will decide not to issue the security. In this case, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
Supranational Entities Risk—A Fund may invest in obligations issued or guaranteed by the International Bank for Reconstruction and Development (the “World Bank”). The government members, or “stockholders,” usually make initial capital contributions to the World Bank and in many cases are committed to make additional capital contributions if the World Bank is unable to repay its borrowings. There is no guarantee that one or more stockholders of the World Bank will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and a Fund may lose money on such investments.
Swaps Risk—A swap is an agreement that obligates two parties to exchange on specified dates series of cash flows that are calculated by reference to changes in a specified rate or the value of an underlying reference asset or assets, such as a fixed-income security, currency value, interest rate, or other index or measures. As such, the value of a Fund’s swap positions may increase of decrease depending on the changes in value of such underlying assets. Types of swap agreements in which a Fund may enter include, but are not limited to, interest-rate swaps, total return swaps and credit default swaps. For example, in an interest-rate swap, two parties agree to exchange interest-rate payment obligations. An interest- rate swap transaction is affected by changes in interest rates, which, in turn, may affect the prepayment rate of any underlying debt obligations upon which the interest-rate swap is based. A Fund may enter into an interest-rate swap to increase or decrease its exposure to a particular interest rate or rates, which may result in the Fund experiencing a gain or loss depending on whether the interest rates increased or decreased during the term of the agreement.
The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. Although certain swaps have been designated for mandatory central clearing, swaps are still privately negotiated instruments featuring a high degree of customization. Some swaps may be complex and valued subjectively. Swaps also may be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expen-

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sive relative to historical prices or the price of corresponding cash market instruments. Because swaps often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. At present, there are few central exchanges or markets for certain swap transactions. Therefore, such swaps may be less liquid than exchange- traded swaps or instruments. In addition, if a swap counterparty defaults on its obligations under the contract, a Fund could sustain significant losses.
Tobacco Bonds Risk—Tobacco bonds are securitizations backed by annual payments from tobacco companies arising out of a master settlement agreement reached in 1998 between the tobacco companies and various states, territories and municipalities. The performance of tobacco bonds may depend to a greater extent on, the overall condition of the tobacco settlement sector. Tobacco settlement revenue bonds are generally neither general nor legal obligations of a state or any of its political subdivisions and neither the full faith and credit nor the taxing power nor any other assets or revenues of a state or of any political subdivision will be pledged to the payment of any such bonds. In addition, tobacco companies’ profits from the sale of tobacco products are inherently variable and difficult to estimate. There can be no guarantee that tobacco companies will earn enough revenues to cover the payments due under tobacco bonds. The revenues of tobacco companies may be adversely affected by the adoption of new legislation and/or by litigation.
U.S. Government Securities Risk—U.S. government obligations have different levels of credit support and, therefore, different degrees of credit risk. The U.S. government does not guarantee the market value of the securities it issues, so those values may fluctuate. Like most fixed-income securities, the prices of government securities typically fall when interest rates increase and rise when interest rates decline. In addition, the payment obligations on certain securities in which a Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.
Valuation Risk—The price a Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
When-Issued and Delayed-Delivery Securities Risk—When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

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Commodity Pool Operator Exclusion and Regulation
Morningstar has claimed an exclusion from the definition of commodity pool operator under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) with respect to the Funds other than the Morningstar Alternatives Fund. The Funds for which such exclusion has been claimed are referred to herein as the “Excluded Funds.” Morningstar is therefore not subject to registration or regulation as a commodity pool operator under the CEA with respect to the Excluded Funds. The Excluded Funds are not intended as vehicles for trading in the futures, commodity options or swaps markets. In addition, Morningstar is relying upon a related exclusion from the definition of commodity trading advisor under the CEA and the rules of the CFTC. The CFTC has neither reviewed nor approved Morningstar’s reliance on these exclusions, or the Excluded Funds, their investment strategies, or this prospectus.
Commodity Pool Operator Regulation with Respect to the Morningstar Alternatives Fund—Morningstar is registered as a commodity pool operator under the CEA and the rules of the CFTC and, with respect to the Morningstar Alternatives Fund, is subject to regulation as a commodity pool operator under the CEA. Morningstar is also a member of the National Futures Association (NFA) and subject to certain NFA rules and bylaws as they apply to commodity pool operators of registered investment companies. The CFTC has adopted rules regarding the disclosure, reporting and recordkeeping requirements that apply with respect to the Morningstar Alternatives Fund as a result of Morningstar’s registration as a commodity pool operator. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on Morningstar’s compliance with comparable SEC requirements. This means that for most of the CFTC’s disclosure and shareholder reporting requirements applicable to Morningstar as the commodity pool operator of the Morningstar Alternatives Fund, Morningstar’s compliance with SEC disclosure and share- holder reporting requirements will be deemed to fulfill Morningstar’s CFTC compliance obligations. As the Morningstar Alternatives Fund is operated subject to CFTC regulation, the Fund may incur additional compliance and related expenses. The CFTC has neither reviewed nor approved the Morningstar Alternatives Fund, its investment strategies, or this prospectus.
Temporary Defensive Positions
The Funds may, from time to time, take temporary defensive positions that are inconsistent with the Funds’ principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. When a Fund takes temporary defensive positions, it may not achieve its investment objective.
Portfolio Holdings Information
A description of the Funds’ policies and procedures regarding disclosure of the Funds’ portfolio holdings is available in the Funds’ SAI, a copy of which can be obtained free of charge on the Funds’ website at http://connect.rightprospectus.com/Morningstar.
Management of the Funds
Investment Adviser
Morningstar Investment Management, LLC (“Morningstar”), located at 22 W. Washington Street, Chicago, IL 60602, serves as investment adviser to the Funds under an investment advisory agreement (the Advisory Agreement) with Morningstar Funds Trust (the Trust), on behalf of each Fund. Morningstar is registered as an investment adviser with the U.S. Securities and Exchange Commission (the SEC) and was formed on September 20, 1999 in Delaware. As of April 30, 2021, Morningstar had assets under management of approximately $44 billion.

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As the Funds’ adviser, Morningstar has overall supervisory responsibility for the general management and investment of each Fund’s securities portfolio, and subject to review and approval by the Trust’s board, sets each Fund’s overall investment strategies. Morningstar is also responsible for the oversight and evaluation of each Fund’s subadvisers. The following portfolio managers are primarily responsible for the day‑to‑day management of the Funds:
Marta K. Norton, CFA (Morningstar Global Income Fund, Morningstar Global Opportunistic Equity Fund, and Morningstar Alternatives Fund)—Marta Norton is Chief Investment Officer, Americas and portfolio manager for Morningstar’s Investment Management group. As Chief Investment Officer, Norton leads a team of investment professionals with portfolio management responsibilities or perform activities supporting such responsibilities. Prior to that, she led the group’s U.S. outcome-based strategies team, which focuses on inflation-plus, cash-plus, and income investment strategies. Previously, Norton was an investment manager for Morningstar Investment Services, where she managed asset allocation, income, and absolute return strategies. Prior to joining the investment management group in 2008, she was a senior mutual fund analyst for Morningstar, Inc. and led Morningstar’s 529 college savings plan coverage. Before joining Morningstar in 2005, Norton was an economist for the Bureau of Labor Statistics and a research analyst for LECG, LLC. Norton holds a BA from Wheaton College. Norton has served as a portfolio manager for the Funds since their inception in November 2018.
Daniel E. McNeela, CFA (Morningstar U.S. Equity Fund, Morningstar International Equity Fund, Morningstar Total Return Bond Fund, and Morningstar Municipal Bond Fund)—Dan McNeela is a senior portfolio manager and co‑head of target risk strategies with Morningstar’s Investment Management group. McNeela is focused on portfolio construction, asset allocation, and manager due diligence. Along with the other co‑managers of the Funds, he is responsible for subadviser selection and oversight, allocating the Funds’ assets to the subadvisers and any ETFs that are selected, constructing the portfolios to achieve desired asset class exposures including any residual cash, in addition to other portfolio management responsibilities. Prior to joining the investment management group in 2006, McNeela was associate director of mutual fund analysis for Morningstar, Inc. McNeela served as the editor of Morningstar’s flagship newsletter, Morningstar Mutual Funds and appeared before House and Senate subcommittees to testify as an investor advocate regarding the effectiveness of 529 college savings plans. He joined Morningstar in 2000 as a fund analyst with the individual investor group, specializing in domestic equity funds, with subspecialties in real estate and long-short funds and was the lead analyst on funds offered by Janus, Putnam, Royce and Goldman Sachs. Prior to Morningstar, he held a number of corporate finance positions at Scott Foresman, a leading educational publisher. McNeela holds a BS in Finance from Indiana University and an MBA from the University of Illinois. McNeela has served as a portfolio manager for the Funds since their inception in November 2018.
Richard M. Williamson, CFA, CIPM (Morningstar Alternatives Fund, Morningstar Defensive Bond Fund, Morningstar Global Income Fund, Morningstar Multisector Bond Fund and Morningstar Global Opportunistic Equity Fund)—Richard Williamson is a portfolio manager for Morningstar’s Investment Management group with attention to, among other things, portfolio construction, asset allocation, and manager due diligence. Williamson is also Head of U.S. Outcome Based Strategies, which focus on inflation-plus, cash-plus and income investment strategies. Williamson is also a member of Investment Management’s Global Asset Allocation team concentrating on global fixed-income research. Prior to joining Morningstar Investment Management in 2013, Williamson was a consultant and analyst with Cardinal Investment Advisors, LLC., where he built asset allocation models for defined benefit plans, performed manager due diligence, and worked on capital market research. Williamson holds a bachelor’s degree in economics and government from the University of

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Virginia. Williamson holds a Certificate in Investment Performance Measurement and the Chartered Financial Analyst® designation. Williamson has served as a portfolio manager for the Morningstar Multisector Bond Fund since June 2019 and a portfolio manager for the Morningstar Alternatives Fund, Morningstar Defensive Bond Fund, Morningstar Global Income Fund and Morningstar Global Opportunistic Equity Fund since December 2020.
Hong Cheng, CFA (Morningstar Total Return Bond Fund, Morningstar Defensive Bond Fund, Morningstar Global Income Fund and Morningstar Multisector Bond Fund)—Hong Cheng is a portfolio manager with Morningstar’s Investment Management group. Along with the other Morningstar portfolios managers for the Funds, Cheng is responsible for subadviser selection and oversight, subadviser and exchange traded funds (ETFs) allocations, in addition to other portfolio management responsibilities. Cheng is also a member of Investment Management’s Global Asset Allocation team focusing on U.S. below-investment grade credit sectors. Previously, Cheng was an Operations Associate at Morningstar Investment Services, where she provided trading support and conducted back and middle office operations including trade settlement and account reconciliation. Cheng holds a bachelor’s degree in finance and insurance from Renmin University of China, a master’s degree in finance from DePaul University and an MBA from the University of Chicago Booth Graduate School of Business. Cheng is a CFA Charter Holder. Cheng has served as a portfolio manager for the Morningstar Defensive Bond Fund, Morningstar Global Income Fund and Morningstar Multisector Bond Fund since December 2020 and Morningstar Total Return Bond Fund since May 2022.
Gareth P. Lyons (Morningstar International Equity Fund, Morningstar U.S. Equity Fund)—Gareth Lyons is a portfolio manager within Morningstar’s Investment Management group. In this role, Lyons is responsible for manager assessment and selection as well as portfolio construction for multimanager portfolios and models. Along with the other co‑managers of the Fund, he is responsible for subadviser selection and oversight, allocating the Fund’s assets to the subadvisers and any ETFs that are selected, constructing the portfolio to achieve desired asset class exposures including any residual cash, in addition to other portfolio management responsibilities. Prior to joining the investment management group in 2017, Lyons was director with Morningstar Investment Management’s manager selection team, overseeing manager research and selection for retirement-focused clients. Lyons joined Morningstar, Inc. as a mutual fund analyst in 2003, specializing in international and domestic equity funds. Prior to joining the firm, Lyons was an equity analyst and portfolio manager with DHK Trading, LLC, and before that, he was an equity analyst with UBS Global Asset Management. Lyons holds a BA in English and Economics (with honors) from University College Dublin, Ireland. Lyons has served as a portfolio manager for the Funds since their inception in November 2018.
Michael A. Stout, CFA (Morningstar U.S. Equity Fund, Morningstar International Equity Fund)—Mike Stout is a portfolio manager within Morningstar’s Investment Management group, specializing in domestic equity. Along with the other co‑managers of the Fund, he is responsible for subadviser selection and oversight, allocating the Fund’s assets to the subadvisers and any ETFs that are selected, constructing the portfolios to achieve desired asset class exposures including any residual cash, in addition to other portfolio management responsibilities. Prior to joining the investment management group in 1998 as a founding member, Stout was senior analyst and editor of fund research. Before that, he was a research analyst covering open‑end funds. He began his career at Morningstar in 1993 as a research analyst covering closed‑end funds. Before joining Morningstar, Stout was an investment broker with A.G. Edwards & Sons and previously a captain in the United States Air Force. He holds a BA in music from The Ohio State University and an MBA from the University of Texas at San Antonio. Stout has served as a portfolio manager for the Funds since their inception in November 2018.

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Alfonzo Bruno, CFA (Morningstar Total Return Bond Fund, Morningstar Defensive Bond Fund, Morningstar Municipal Bond Fund, and Morningstar Multisector Bond Fund)—Alfonzo Bruno is an associate portfolio manager with Morningstar’s Investment Management group. Along with the other Morningstar portfolios managers for the Funds, Bruno is responsible for subadviser selection and oversight, subadviser and exchange traded funds (ETFs) allocations, in addition to other portfolio management responsibilities. Bruno is also a member of Investment Management’s Global Asset Allocation team focusing on U.S. treasuries and agency mortgage-backed securities. Previously, Bruno was a manager research analyst at Morningstar, where he focused on fixed income manager research. Prior to joining Morningstar, Bruno was an investment analyst for the Illinois Municipal Retirement Fund where he focused on public markets portfolio and risk management. Bruno holds a bachelor’s degree in finance from the University of Iowa. Bruno is a CFA Charterholder. Bruno has served as a portfolio manager for the Funds since May 2022.
The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and their ownership of securities in each Fund.
A discussion regarding the Board of Trustees’ approval of the Advisory Agreement with respect to each of the Funds is available in the Trust’s report to shareholders for the fiscal period ended April 30, 2021. This report may be accessed through the following website: http://connect.rightprospectus.com/Morningstar.
Under the Advisory Agreement, Morningstar is entitled to receive an annual management fee calculated daily and payable monthly equal to the following percentage of a Fund’s average daily net assets:

Fund	Management Fee

Morningstar U.S. Equity Fund	0.67%

Morningstar International Equity Fund	0.83%

Morningstar Global Income Fund	0.35%

Morningstar Total Return Bond Fund	0.44%

Morningstar Municipal Bond Fund	0.44%

Morningstar Defensive Bond Fund	0.36%

Morningstar Multisector Bond Fund	0.61%

Morningstar Global Opportunistic Equity Fund	0.47%

Morningstar Alternatives Fund	0.85%
Morningstar has contractually agreed, through at least August 31, 2022, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Code) to ensure that each Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, acquired fund fees and expenses (AFFE), short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed the caps set forth in the table below under “Expense Cap Before Inclusion of AFFE in Cap” (the Base Expense Limitation Agreement). It is important to note that as a result of the exclusion of the above-listed expenses from the caps, a Fund’s Total Annual Fund Operating Expenses may in certain circumstances be higher than its cap, including as a result of AFFE borne by a Fund. Notwithstanding the foregoing, it is the adviser’s intent to partially limit AFFE such that when AFFE is included in the expense

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ratio, no Fund’s Total Annual Fund Operating Expenses (excluding the above-listed expenses other than AFFE) exceed the amounts set forth in the Funds’ original prospectus dated July 11, 2018, as revised August 15, 2018. To date, Morningstar has voluntarily waived fees and/or reimbursed expenses to achieve this result. To formalize this waiver, Morningstar has also contractually agreed, in addition to the Base Expense Limitation Agreement, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Code) through at least August 31, 2022, to ensure that each Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed the caps set forth in the table below under “Expense Cap After Inclusion of AFFE in Cap” (the Supplemental Expense Limitation Agreement). Prior to August 31, 2022, the Base Expense Limitation Agreement and Supplemental Expense Limitation Agreement may be terminated only upon mutual agreement between the Trust (which would require the approval of the Trust’s board of trustees) and the adviser, or automatically upon the termination of the Investment Advisory Agreement between the Trust and the adviser.

Fund	Expense Cap Before Inclusion of AFFE in Cap	Expense Cap After Inclusion of AFFE in Cap

Morningstar U.S. Equity Fund	0.85%	0.85%

Morningstar International Equity Fund	1.00%	1.00%

Morningstar Global Income Fund	0.89%	0.75%

Morningstar Total Return Bond Fund	0.53%	0.54%

Morningstar Municipal Bond Fund	0.59%	0.59%

Morningstar Defensive Bond Fund	0.48%	0.55%

Morningstar Multisector Bond Fund	0.80%	0.80%

Morningstar Global Opportunistic Equity Fund	1.00%	0.93%

Morningstar Alternatives Fund	1.29%	1.20%
Fund Expenses
In addition to the advisory fees discussed above, each Fund incurs other expenses such as custodian, transfer agency, interest, acquired fund fees and expenses, and other customary Fund expenses. (Acquired fund fees and expenses are indirect fees that each Fund incurs from investing in the shares of other investment companies.)
Subadviser Evaluation and Selection
Morningstar is responsible for hiring, terminating, and replacing subadvisers, subject to board approval. Before hiring a subadviser, we perform due diligence on the subadviser, including (but not limited to), quantitative and qualitative analysis of the subadviser’s investment process, risk management, and historical performance. Morningstar’s goal is to hire subadvisers who it believes are skilled and have distinguished themselves through consistent and superior performance. Generally, we select subadvisers who we believe will be able to add value through security selection or allocations to securities, markets, or strategies. Morningstar is responsible for the general supervision of the subadvisers as well as allocating each Fund’s assets among the subadvisers and rebalancing the portfolio as necessary from time to time.

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More on Multistyle Management—The investment methods used by the subadvisers in selecting securities for each Fund vary. The allocation of each Fund’s portfolio managed by one subadviser will, under normal circumstances, differ from the allocations managed by the other subadvisers with respect to portfolio composition, turnover, issuer capitalization, and issuer financial condition. Because selections are made independently by each subadviser, it is possible that a security held by one portfolio allocation may also be held by other portfolio allocations of the Fund or that several subadvisers may simultaneously favor the same industry.
Morningstar is responsible for establishing the target allocation of Fund assets to each subadviser and may adjust the target allocations at its discretion. Market performance may result in allocation drift among the subadvisers of a Fund. Morningstar is also responsible for periodically reallocating the portfolio among the subadvisers, the timing and degree of which will be determined by Morningstar. Each subadviser independently selects the brokers and dealers to execute transactions for the allocation of the Fund being managed by that subadviser. A subadviser may occasionally hold more than the specified maximum number of holdings in its portfolio, which may be the result of an involuntary spin‑off by one of the companies held in the portfolio, the payment of a stock dividend or split in a separate class of stock, or an overlap in selling a portfolio security while simultaneously adding a new security.
At times, allocation adjustments among subadvisers may be considered tactical with over- or under-allocations to certain subadvisers based on Morningstar’s assessment of the risk and return potential of each subadviser’s strategy. Subadviser allocations are also influenced by each subadviser’s historical returns and volatility, which are assessed by examining the performance of strategies managed by the subadvisers in other accounts that Morningstar believes to be similar to those that will be used for a Fund. Morningstar has analyzed the individual and combined performance of the subadvisers in a variety of investment environments.
If a subadviser ceases to manage an allocation of a Fund’s portfolio, Morningstar will select a replacement subadviser and in the interim will allocate the assets among the remaining subadvisers, or among third-party open‑end funds or ETFs. The securities that were held in the departing subadviser’s allocation of the Fund’s portfolio may be allocated to and retained by another subadviser of the Fund or will be liquidated in an orderly manner, taking into account various factors, which may include but are not limited to the market for the security and the potential tax consequences. Morningstar may also add additional subadvisers to increase Fund diversification or capacity. Absent exemptive relief, any new subadviser must be first be approved by the respective Funds’ shareholders.
Pursuant to the SEC exemptive order described below, Morningstar will act as the manager of managers of each Fund and be responsible for the investment performance of each Fund, since it will allocate the Fund’s assets to the subadvisers and recommends hiring or changing subadvisers to the board of trustees. The “man- ager of managers” structure enables the Fund to operate with greater efficiency by not incurring the expense and delays associated with obtaining shareholder approval of subadvisory agreements. The structure does not permit investment advisory fees paid by each Fund to be increased or to change Morningstar’s obligations under the Advisory Agreement, including Morningstar’s responsibility to monitor and oversee subadvisory services furnished to each Fund, without shareholder approval. Furthermore, any subadvisory agreements with affiliates of a Fund or Morningstar will require shareholder approval.
Multimanager Exemptive Order—As referenced above, the Trust, on behalf of the Funds, and Morningstar have obtained an exemptive order from the SEC, which permits Morningstar, subject to certain conditions, to select new subadvisers with the approval of the board but without obtaining shareholder approval. The order

Morningstar Funds Trust / Prospectus 2022

also permits Morningstar to change the terms of agreements with the subadvisers or to continue the employment of a subadviser after an event that would otherwise cause the automatic termination of services. The order will also permit the Funds to disclose subadvisers’ fees only in the aggregate in its registration statement. This arrangement has been approved by the board of trustees and the Fund’s initial shareholder. Shareholders will be notified of any changes made to subadvisers or material changes to subadvisory agreements within 90 days of the change.
Subadvisers and Portfolio Managers
Morningstar has entered into a subadvisory agreement with each subadviser. Morningstar compensates each Fund’s subadvisers out of the investment advisory fees it receives from the Fund. Each subadviser makes investment decisions for the assets it has been allocated to manage. Morningstar oversees the subadvisers for compliance with each Fund’s investment objective, policies, strategies and restrictions, and monitors each subadviser’s adherence to its investment style. The board of trustees supervises Morningstar and the subadvisers, establishes policies that they must follow in their management activities, and oversees the hiring, termination and replacement of subadvisers recommended by Morningstar.
A discussion regarding the basis of the board of trustees’ approval of the investment subadvisory agreements between Morningstar and the respective subadvisers is available in the Funds’ semi-annual report to shareholders for the period ended October 31, 2020 and annual report to shareholders for the period ended April 30, 2021. This report may be accessed through the following website: http://connect.rightprospectus.com/Morningstar.
The following provides additional information about each subadviser and the portfolio managers who are responsible for the day‑to‑day management of each subadviser’s allocation. The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and their ownership of securities in each Fund.
Morningstar U.S. Equity Fund
Morningstar has currently selected six subadvisers for the Morningstar U.S. Equity Fund, each to cover a specific investment mandate, as outlined in the table below. Additional information on each subadviser and its portfolio managers follows.

Subadviser	Investment Mandate

ClearBridge Investments, LLC	Large‑Cap Growth

Diamond Hill Capital Management, Inc.	Mid‑Cap Value

Easterly Investment Partners LLC	Large‑Cap Blend

MFS Investment Management	Large‑Cap Value

Wasatch Advisors, Inc. (d/b/a Wasatch Global Investors)	Small‑/Mid‑Cap Growth

Westwood Management Corp.	Small‑Cap Value/Blend
ClearBridge Investments, LLC (ClearBridge), 620 Eighth Avenue, New York, NY 10018, serves as a subadviser to the Fund under a subadvisory agreement (the ClearBridge Subadvisory Agreement) with Morningstar on behalf of the Fund. ClearBridge has been registered with the SEC as an investment adviser since 2005. ClearBridge is a wholly-owned subsidiary of Legg Mason, Inc. On July 31, 2020, Franklin Resources, Inc.

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(“Franklin Resources”) acquired Legg Mason, Inc. in an all‑cash transaction. As a result of the transaction, ClearBridge is now an indirect, wholly-owned subsidiary of Franklin Resources, a publicly traded company. As of March 31, 2021, ClearBridge’s total assets under management were approximately $184.0 billion which includes $31.6 billion where ClearBridge provides non‑discretionary investment models to managed account sponsors. This includes assets for ClearBridge and ClearBridge Investments Limited and its subsidiaries, which has integrated its business with that of ClearBridge. The following portfolio managers are primarily responsible for the day‑to‑day management of ClearBridge’s allocated portion of the Fund’s portfolio:
Peter J. Bourbeau—Peter Bourbeau is a managing director and portfolio manager of ClearBridge and has 30 years of investment industry experience. He joined the subadviser or its predecessor in 1991. Previously, Bourbeau was a director of Citigroup Global Markets Inc. (CGMI) and served as a portfolio manager at Smith Barney Asset Management (SBAM). A graduate of the University of Florida, Bourbeau obtained his MBA from Fordham University. Bourbeau has served as a portfolio manager for the Fund since its inception in November 2018.
Margaret B. Vitrano—Margaret Vitrano is a managing director and portfolio manager for ClearBridge and has 25 years of investment industry experience. She joined a ClearBridge predecessor organization in 1997. From 2006-2009, Vitrano served on the firm’s 401(k) Investment Committee, which is responsible for choosing and overseeing investments for the firm’s employee retirement plan. Prior to her role at ClearBridge, Vitrano was a research analyst for the consumer discretionary sector at Citigroup. Vitrano earned an MBA from the Wharton School at the University of Pennsylvania and a BA in Public Policy Studies and Art History from Duke University. Vitrano has served as a portfolio manager for the Fund since its inception in November 2018.
Diamond Hill Capital Management, Inc. (Diamond Hill), 325 John H. McConnell Boulevard, Suite 200, Columbus, OH 43215, serves as a subadviser to the Fund under a subadvisory agreement (the Diamond Hill Subadvisory Agreement) with Morningstar on behalf of the Fund. Diamond Hill has been registered with the SEC as an investment adviser since 2000. Diamond Hill is a wholly-owned subsidiary of Diamond Hill Investment Group, Inc., a publicly traded company. As of March 31, 2021, Diamond Hill had approximately $30.5 billion in assets under management. The following portfolio managers are primarily responsible for the day‑to‑day management of Diamond Hill’s allocated portion of the Fund’s portfolio:
Christopher A. Welch, CFA—Chris Welch serves as portfolio manager for Diamond Hill. He joined Diamond Hill in 2005. From 2004 to 2005, Welch was a portfolio manager with Fiduciary Trust Company International. From 2002 to 2004, Welch was a private investor. From 1995 to 2002, he was a portfolio manager and senior equity analyst for Nationwide Insurance and affiliates. Welch has a BA in Economics from Yale University (summa cum laude). Welch has served as a portfolio manager for the Fund since its inception in November 2018.
Christopher M. Bingaman, CFA—Chris Bingaman serves as portfolio manager for Diamond Hill. He joined Diamond Hill in 2001. From 1997 to March 2001, Bingaman was a Senior Equity Analyst for Nationwide Insurance and affiliates. In 1997, he was an equity analyst for Dillon Capital Management, an investment advisory firm. From 1990 to 1997, Bingaman held various positions with Fifth Third Bank, First Chicago NBD, and NBD Bank. Bingaman has a BA in Finance from Hillsdale College (cum laude) and an MBA from the University of Notre Dame. Bingaman has served as a portfolio manager for the Fund since its inception in November 2018.
Easterly Investment Partners LLC (Easterly Investment), 138 Conant Street, Beverly, MA 01915, serves as a subadviser to the Fund under a subadvisory agreement (the Levin Easterly Subadvisory Agreement) with Morningstar on behalf of the Fund. Easterly Investment is registered as an investment adviser with the SEC

Morningstar Funds Trust / Prospectus 2022

and was founded in 2019. Easterly Investment is wholly owned by LE Partners Holdings LLC, a Delaware limited liability company, which is indirectly majority-owned and controlled by Mr. Darrell Crate, and owned by employees of Easterly Investment. As of March 31, 2021, Easterly Investment had approximately $2.2 billion in assets under management. The following portfolio manager is primarily responsible for the day‑to‑day management of Easterly Investment’s allocated portion of the Fund’s portfolio:
John (Jack) W. Murphy—Jack Murphy is a portfolio manager and senior securities analyst for Easterly Investment Partners LLC. Prior to joining the firm, Murphy was a portfolio manager for the long-only investment team of Levin Capital Strategies, L.P. and predecessor firms. He was at Prudential Securities (1991-1995) and worked at Bain & Co. (1988-1991). Murphy earned a BS from Bryant College and an MBA from Northeastern University. Murphy has served as a portfolio manager for the Fund since its inception in November 2018.
Massachusetts Financial Services Company, d/b/a MFS Investment Management (MFS), 111 Huntington Avenue, Boston, MA 02199, serves as a subadviser to the Fund under a subadvisory agreement (the MFS Subadvisory Agreement) with Morningstar on behalf of the Fund. MFS is registered as an investment adviser with the SEC and was founded in 1924. MFS is an indirect, majority owned subsidiary of Sun Life Financial Inc., a diversified financial services company. As of March 31, 2021, MFS had approximately $625.0 billion in assets under management. The following portfolio managers are primarily responsible for the day‑to‑day management of MFS’s allocated portion of the Fund’s portfolio:
Nevin Chitkara—Nevin Chitkara serves as an investment officer and equity portfolio manager for MFS. He joined MFS in 1997. Chitkara earned a BS from Boston University (magna cum laude) and an MBA from the Massachusetts Institute of Technology. Chitkara has served as a portfolio manager for the Fund since its inception in November 2018.
Katherine A. Cannan—Katherine A. Cannan serves as an investment officer and equity research analyst for MFS. She joined MFS in 2013. Cannan earned a BA from Northwestern University (magna cum laude) and an MBA from Harvard Business School. Cannan has served as a portfolio manager for the Fund since January 2020.
Wasatch Advisors, Inc. d/b/a Wasatch Global Investors (Wasatch Advisors), 505 Wakara Way, 3rd Floor, Salt Lake City, UT 84111, serves as a subadviser to the Fund under a subadvisory agreement (the Wasatch Advisors Subadvisory Agreement) with Morningstar on behalf of the Fund. Wasatch Advisors is registered as an investment adviser with the SEC and was founded in 1975. Wasatch Advisors is 100% employee owned with over 25 shareholders and no one employee owning 25% or more of the firm. As of March 31, 2021, Wasatch Advisors had approximately $34.4 billion in assets under management. The following portfolio managers are primarily responsible for the day‑to‑day management of Wasatch Advisors’ allocated portion of the Fund’s portfolio:
JB Taylor—JB Taylor is chief executive officer of Wasatch Advisors and a member of its board of directors. He has been the lead portfolio manager for the Wasatch Small Cap Core Growth and Wasatch Small Cap Growth portfolios since 2000 and 2016, respectively. In addition, he is a portfolio manager for the Wasatch Global Small Cap portfolios. Taylor joined Wasatch Advisors as a research analyst in 1996, working on Wasatch Micro Cap Growth portfolios. He began working on Wasatch Small Cap Core Growth portfolios as a senior research analyst in 1999. Taylor graduated from Stanford University, earning a BS in Industrial Engineering. Taylor has served as a portfolio manager for the Fund since its inception in November 2018.

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Paul S. Lambert—Paul Lambert has been a portfolio manager for Wasatch Small Cap Core Growth portfolios since 2005. He has also been a portfolio manager for Wasatch Small Cap Ultra Growth portfolios since 2012, the Global Opportunities portfolios since January 31, 2019, and the Global Select portfolios since October 1, 2019. He joined Wasatch Advisors as a research analyst in 2000, working on Wasatch Small Cap Value portfolios. He began working on Wasatch Small Cap Core Growth portfolios as a senior research analyst in 2003. Prior to joining Wasatch Advisors, Lambert worked for Fidelity Investments. Lambert graduated from the University of Utah, earning a BS in Finance. Lambert has served as a portfolio manager for the Fund since its inception in November 2018.
Michael K. Valentine—Mike Valentine has been a portfolio manager for Wasatch Small Cap Core Growth portfolios since 2017 and the Global Select portfolios since October 1, 2019. He joined Wasatch Advisors in 2016. Since entering the asset-management business in 2005, he has covered various sectors including health care, technology, and basic materials across all market caps and geographies. Prior to joining Wasatch Advisors, Valentine was a portfolio manager at Point72 in Boston where he led a team of analysts and managed a long/short fund focused on the technology and telecom sectors. Prior to Point72, he worked from 2005 to 2012 as an analyst and a portfolio manager at Fidelity Investments in Boston where he developed a technology-sector strategy for a group of diversified funds in addition to managing long-only sector portfolios. Valentine holds a BA in Computer Science from Amherst College. Valentine has served as a portfolio manager for the Fund since its inception in November 2018.
Westwood Management Corp. (Westwood), 200 Crescent Court, Suite 1200, Dallas, TX 75201, serves as a subadviser to the Fund under a subadvisory agreement (the Westwood Subadvisory Agreement) with Morningstar on behalf of the Fund. Westwood is registered as an investment adviser with the SEC and was founded in 1983. Westwood is a wholly-owned subsidiary of Westwood Holdings Group, Inc., a publicly traded company. As of March 31, 2021, Westwood and its affiliates had approximately $14.5 billion in assets under management. The following portfolio managers are primarily responsible for the day‑to‑day management of Westwood’s allocated portion of the Fund’s portfolio:
Matthew R. Lockridge—Matthew Lockridge joined Westwood in 2010, serves as a portfolio manager and is responsible for investment research in the consumer discretionary and staples sectors. He is also a member of the consumer/health care research group. Lockridge earned his MBA with a concentration in Finance and Accounting from the University of Chicago, Graduate School of Business and his BBA in Finance from Southern Methodist University. Lockridge has served as a portfolio manager for the Fund since its inception in November 2018.
William E. Costello, CFA—William Costello joined Westwood in 2010 and serves as a portfolio manager. He is also responsible for investment research within the energy and utilities sectors and is a member of the energy/ utilities research group. Costello earned an MBA from Boston University and a BA in Economics from Marietta College. He is a member of the CFA Institute, the Boston Security Analysts Society, and the National Association of Petroleum Investment Analysts. Costello has served as a portfolio manager for the Fund since its inception in November 2018.
Frederic G. Rowsey, CFA—Frederic Rowsey joined Westwood in 2010, serves as a portfolio manager and is responsible for investment research in the consumer discretionary sector. He is also a member of the consumer/health care research group. Previously, he served as a research associate, assisting with research in the consumer discretionary, consumer staples, health care and energy sectors. Rowsey graduated from Harvard

Morningstar Funds Trust / Prospectus 2022

University with a BA in Economics and a secondary degree in Psychology. Rowsey is a member of the CFA Institute and the CFA Society of Dallas-Fort Worth. Rowsey has served as a portfolio manager for the Fund since its inception in November 2018.
Morningstar International Equity Fund
Morningstar has currently selected four subadvisers for the Morningstar International Equity Fund, each to cover a specific investment mandate, as outlined in the table below. Additional information on each subadviser and its portfolio managers follows.

Subadviser	Investment Mandate

Harding Loevner LP	Foreign Large‑Cap

Harris Associates L.P.	Foreign Large‑Cap

Lazard Asset Management LLC	Diversified Emerging Markets

T. Rowe Price Associates, Inc.	Diversified Emerging Markets
Harding Loevner LP (Harding Loevner), 400 Crossing Boulevard, Fourth Floor, Bridgewater, NJ 08807, serves as a subadviser to the Fund under a subadvisory agreement (the Harding Loevner Subadvisory Agreement) with Morningstar on behalf of the Fund. Harding Loevner is registered as an investment adviser with the SEC and was founded in 1989. Harding Loevner is a Delaware limited partnership that operates independently of Affiliated Managers Group, Inc., a publicly-traded company, which owns Harding Loevner’s general partner and an interest of approximately 66% as of December 31, 2020. Harding Loevner’s key employees own the remaining interests. As of March 31, 2021, Harding Loevner had approximately $84 billion in assets under management. The following portfolio managers are primarily responsible for the day‑to‑day management of Harding Loevner’s allocated portion of the Fund’s portfolio:
Ferrill D. Roll, CFA—Ferrill Roll is a co‑chief investment officer, a co‑lead portfolio manager of both the Global Equity strategy and the International Equity strategy, and a financial analyst. Roll is a partner of the firm and has more than 35 years of industry experience. He joined Harding Loevner in 1996. Roll has extensive experience across a wide range of international markets, including serving as portfolio manager and general partner of Cesar Montemayor Capital, L.P., a global investment partnership investing in fixed-income, currency, and equity markets. He also worked in international equity sales at First Boston and Barings Securities. Roll began his career at JP Morgan, where he established the currency options trading department and advised corporate clients on foreign exchange markets. He graduated from Stanford University with a BA in Economics. Roll has served as a portfolio manager for the Fund since its inception in November 2018.
Bryan C. Lloyd, CFA—Bryan Lloyd is a portfolio manager of the International Equity strategy and a financials analyst. He is a partner of the firm and has more than 20 years of industry experience. He joined Harding Loevner in 2011 after seven years at Calamos Asset Management. While at Calamos, Bryan served as vice president/senior analyst of financial services and prior to that held the position of research analyst. From 1999– 2003, he worked at Credit Suisse First Boston as an associate in equity research. Earlier in his career, he served as a credit analyst at ABN AMRO Bank and as a financial analyst at M&T Bank. He is a graduate of Lafayette College with a BA in Mathematics and Economics. Lloyd has served as a portfolio manager for the Fund since its inception in November 2018.

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Patrick C. Todd, CFA—Patrick Todd is a portfolio manager of the International Equity strategy and a health care and real estate analyst. Todd joined Harding Loevner in 2012 and is a partner of the firm. He has more than 10 years of industry experience. Todd previously worked at Gabelli & Company as a research analyst, Ironbound Capital as a research analyst, and Merrill Lynch Investment Managers as a portfolio specialist. Todd holds a BA in Biochemical Sciences from Harvard University and an MBA in Applied Value Investing from Columbia Business School. Todd has served as a portfolio manager for the Fund since its inception in November 2018.
Andrew H. West, CFA—Andrew West is a co‑lead portfolio manager of the International Equity Strategy and portfolio manager of the International Equity Research, Global Equity Research, and Emerging Markets Equity Research strategies, and a consumer discretionary and industrials analyst. He is a partner of the firm and has more than 25 years of industry experience. Prior to joining Harding Loevner in 2006, West worked at Standard & Poor’s Equity Research, Veitia & Associates, and International Assets Advisory Corp. West holds a BS in Business Administration/Finance from the University of Central Florida and an MBA in Finance and International Business from the New York University Leonard N. Stern School of Business. West has served as a port- folio manager for the Fund since its inception in November 2018.
Babatunde Ojo, CFA—Babatunde Ojo is a portfolio manager of the International Equity strategy. He also serves as a research analyst and co‑lead PM of the Frontier Emerging Markets Strategy. He joined the firm in 2012 and is a partner of the firm. He previously worked at American Century Investments, Asset & Resource Management, PricewaterhouseCoopers, and Intercontinental Bank. Mr. Ojo is a graduate of the University of Lagos with a BS in Biochemistry, holds an MSc in Food Chain Management from Imperial College, University of London, as well as an MBA in Finance and Management from The Wharton School. He has over 15 years of investment experience. Ojo has served as portfolio manager for the Fund since January 2021.
Harris Associates L.P. (Harris Associates), 111 S. Wacker Drive, Suite 4600, Chicago, IL 60606, serves as a subadviser to the Fund under a subadvisory agreement (the Harris Associates Subadvisory Agreement) with Morningstar on behalf of the Fund. Harris Associates is registered as an investment adviser with the SEC and was founded in 1976. Harris Associates is a limited partnership with Harris Associates, Inc. as its general partner. Harris Associates and its general partner are indirect subsidiaries of Natixis Investment Managers, LLC which is an indirect subsidiary of Natixis Investment Managers, an international asset management group based in Paris, France. As of March 31, 2021, Harris Associates had approximately $115.5 billion in assets under management. The following portfolio managers are primarily responsible for the day‑to‑day management of Harris Associates’ allocated portion of the Fund’s portfolio:
David G. Herro, CFA—David Herro is deputy chairman, chief investment officer of International Equities, and a portfolio manager at Harris. Prior to joining Harris in 1992, Herro worked as a portfolio manager for The Principal Financial Group from 1986 to 1989 and as a portfolio manager for The State of Wisconsin Investment Board from 1989 to 1992. He received a BS from the University of Wisconsin-Platteville and a Master of Arts from the University of Wisconsin-Milwaukee. Herro has served as a portfolio manager for the Fund since its inception in November 2018.
Michael L. Manelli, CFA—Michael Manelli is a vice president, a portfolio manager, and an international investment analyst at Harris. Prior to joining Harris in 2005, Manelli was a research associate/analyst at Morgan Stanley from 2001 to 2005. He received a BBA from the University of Iowa. Manelli has served as a portfolio manager for the Fund since its inception in November 2018.

Morningstar Funds Trust / Prospectus 2022

Lazard Asset Management LLC (Lazard), 30 Rockefeller Plaza, New York, NY 10112, serves as a subadviser to the Fund under a subadvisory agreement (the Lazard Subadvisory Agreement) with Morningstar on behalf of the Fund. Lazard is registered as an investment adviser with the SEC and was founded in 1970. Lazard is a wholly-owned subsidiary of Lazard Frères & Co. LLC, a New York limited liability company with one member, Lazard Group LLC, a Delaware limited liability company. As of March 31, 2021, Lazard had approximately $235.2 billion in assets under management. The following portfolio managers are primarily responsible for the day‑to‑day management of Lazard’s allocated portion of the Fund’s portfolio:
James Donald, CFA—James Donald is a managing director, head of Emerging Markets, and portfolio man- ager/analyst on the Emerging Markets Equity team. He is also a member of the International Equity Select with the Emerging Markets team. Since joining Lazard in 1996, Donald has been instrumental in developing and coordinating the emerging-markets activities at Lazard. He began working in the investment field in 1983. Prior to joining Lazard, Donald was a portfolio manager with Mercury Asset Management. He has a BA (Hons) in history from the University of Western Ontario. James is a board member of EMpower, a charity of investment professionals focused on adolescents, healthcare, and women’s issues in emerging-markets countries, as well as a member of the 20‑20 Investments Association, an investor group that is focused on emerging markets. Donald has served as a portfolio manager for the Fund since its inception in November 2018.
Rohit Chopra—Rohit Chopra is a portfolio manager/analyst on the Emerging Markets Equity team, focusing on consumer and telecommunications research and analysis. He began working in the investment field in 1996. Prior to joining the Firm in 1999, Chopra was with Financial Resources Group, Deutsche Bank, and Morgan Stanley. He has a BS in Finance and Information Systems from New York University and also studied at the London School of Economics and Political Science. Chopra has been accepted as a Young Global Leader (YGL) in 2016 by the World Economic Forum, which engages the top political, business, and other leaders of society to shape the global future. Chopra has served as a portfolio manager for the Fund since its inception in November 2018.
Monika Shrestha—Monika Shrestha is a portfolio manager/analyst on the Emerging Markets Equity team, responsible for research coverage of companies in the financials sector. She began working in the investment field in 1997. Prior to joining Lazard in 2003, Shrestha was a principal at Waterview Advisors and a Corporate Finance Analyst with Salomon Smith Barney. She has an MBA from Harvard Business School, a BSE in Computer Science and Engineering, and a BS in Economics (with a concentration in Finance) from the University of Pennsylvania. Shrestha has served as a portfolio manager for the Fund since its inception in November 2018.
John Reinsberg—John Reinsberg is deputy chairman of Lazard Asset Management LLC and head of International and Global Strategies. He is also a portfolio manager/analyst on the Global Equity and International Equity portfolio teams. He began working in the investment field in 1981. Prior to joining Lazard in 1992, Reinsberg was Executive Vice President with General Electric Investment Corporation and Trustee of the General Electric Pension Trust. He was also previously with Jardine Matheson (Hong Kong) and Hill & Knowlton, Inc. Reinsberg has an MBA from Columbia University and a BA from the University of Pennsylvania. He is an Overseer of the University of Pennsylvania School of Arts and Sciences, Chairman of the University of Pennsylvania Huntsman Program Advisory Board, a Trustee of the NPR Foundation (National Public Radio), a Member of the board of Directors of the Alliance for Cancer Gene Therapy, and a Member of the Board of Directors of the U.S. Institute (Institutional Investor). Reinsberg has served as a portfolio manager for the Fund since its inception in November 2018.

Morningstar Funds Trust / Prospectus 2022

Ganesh Ramachandran—Ganesh Ramachandran is a Managing Director and Portfolio/Analyst specializing in emerging markets currency and debt. He began working in the investment field in 1997 when he joined Lazard. Ramachandran has an MBA from the University of Rochester, Simon School of Business and a BS in Chemical Engineering from the Indian Institute of Technology at Madras. Ramachandran has served as a portfolio manager for the Fund since July 2020.
T. Rowe Price Associates, Inc. (T. Rowe Price), 100 East Pratt Street, Baltimore, MD 21202, serves as a subadviser to the Fund under a subadvisory agreement (the T. Rowe Price Subadvisory Agreement) with Morningstar on behalf of the Fund. T. Rowe Price is registered as an investment adviser with the SEC and was founded in 1937. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc., which was formed in 2000 as the publicly traded parent holding company of T. Rowe Price and its affiliated entities. As of March 31, 2021, T. Rowe Price had approximately $1.5 trillion in assets under management. As a subadviser to the Fund, T. Rowe Price may in its discretion utilize the service of its affiliates, T. Rowe Price International LTD (TRPI), a corporation organized under the laws of the United Kingdom and a wholly owned subsidiary of T. Rowe Price and T. Rowe Price Singapore Private LTD (TRPS), a corporation organized under the laws of Singapore and a wholly owned subsidiary of TRPI, pursuant to separate agreements between T. Rowe Price and TRPI and TRPS, respectively. The following portfolio managers are primarily responsible for the day‑to‑day management of T. Rowe Price’s allocated portion of the Fund’s portfolio:
Eric Moffett—Eric Moffett is a vice president and portfolio manager. He joined the firm in 2007 and his investment experience dates from 2000. Moffett earned an A.B., magna cum laude, in economics from Princeton University and an M.B.A. from Harvard Business School. Moffett has served as a portfolio manager for the Fund since April 2021.
Malik Asif—Malik Asif is a vice president and portfolio manager. He joined the firm in 2012 and his investment experience dates from 2007. During the past five years, Asif served as an associate portfolio manager of the Emerging Markets strategy (beginning in 2018) and prior to that, as an analyst covering the financial sector in emerging markets with the firm. Asif earned a B.A., summa cum laude, in economics and international relations from Connecticut College and is a member of Phi Beta Kappa. He also has earned an M.B.A. from the University of Chicago, Booth School of Business, where he received the Chicago Booth Merit Fellowship. Asif has served as a portfolio manager for the Fund since April 2021.
Morningstar Global Income Fund
Morningstar has currently selected two subadvisers for the Morningstar Global Income Fund, each to cover a specific investment mandate outlined in the table below. Additional information on each subadviser and its portfolio managers follows.

Subadviser	Investment Mandate

Cullen Capital Management, LLC	World Stock

Western Asset Management Company, LLC	Multi-Asset Credit
Cullen Capital Management, LLC (Cullen), 645 Fifth Avenue, New York, NY 10022, serves as a subadviser to the Fund under a subadvisory agreement (the Cullen Subadvisory Agreement) with Morningstar on behalf of the Fund. Cullen is registered as an investment adviser with the SEC and was founded in 2000. Cullen is currently owned and controlled by James P. Cullen. As of March 31, 2021, Cullen had approximately $19.7 billion

Morningstar Funds Trust / Prospectus 2022

in assets under management. The following portfolio managers are primarily responsible for the day‑to‑day management of Cullen’s allocated portion of the Fund’s portfolio:
James P. Cullen—James Cullen, is owner, chairman and CEO of Cullen Capital Management LLC, a registered investment adviser. Prior to founding Schafer Cullen Capital Management in 1983 and Cullen Capital Management, LLC in 2000, Cullen was a vice president at Donaldson, Lufkin & Jenrette. Prior to Donaldson, he co‑managed the New York Research, which specialized in low P/E research. Cullen began his career at Merrill Lynch in 1965 and later worked for the research firm Spencer Trask & Company. Cullen spent four years as a Navy Officer on the aircraft carrier USS Essex after receiving a BS in Finance from Seton Hall University. Cullen has served as a portfolio manager for the Fund since its inception in November 2018.
Rahul D. Sharma—Rahul Sharma currently serves as portfolio manager and executive director at Cullen Capital Management, LLC and has worked there since May 2000. Prior to joining Cullen, he worked in small business management. Sharma received his BS in Mathematics from the College of William and Mary in 1994. Sharma has served as a portfolio manager for the Fund since its inception in November 2018.
Western Asset Management Company, LLC (Western), 385 East Colorado Boulevard, Pasadena, CA 91101, serves as a subadviser to the Fund under a subadvisory agreement (the Western Subadvisory Agreement) with Morningstar on behalf of the Fund. Western is registered as an investment adviser with the SEC and was founded in 1971. Western operates as a group of coordinated sister companies located in various jurisdictions, and the Firm is headquartered in Pasadena, California. Western is a wholly-owned subsidiary of Legg Mason, Inc. On July 31, 2020, Franklin Resources, Inc. (Franklin Resources) acquired Legg Mason, Inc. in an all‑cash transaction. As a result of the transaction, Western is now an indirect, wholly-owned subsidiary of Franklin Resources, a publicly traded company. As of March 31, 2021, Western had approximately $476.3 billion in assets under management. The following portfolio managers are primarily responsible for the day‑to‑day management of Western’s allocated portion of the Fund’s portfolio:
Michael C. Buchanan, CFA—Michael C. Buchanan is the deputy chief investment officer of Western. He joined the firm in 2005. Buchanan serves as a member of Western’s U.S. Broad Strategy Committee, Global Investment Strategy Committee, Market & Credit Risk Committee and Global Credit Committee. Buchanan is a graduate of Brown University and previously was a managing director at Credit Suisse Asset Management and portfolio manager at Janus Capital Management. Buchanan has served as a portfolio manager for the Fund since February 2022.
Gordon S. Brown—Gordon S. Brown is the co‑head of global portfolios of Western. Before he joined the firm in 2011, Brown was a senior investment manager of emerging market rates and currencies at Baillie Gifford & Co. He is a member of Western’s Global Investment Strategy Committee. Gordon holds an MA from the University of Aberdeen, an MS from the University of Strathclyde and an MS from the University of Stirling. Brown has served as a portfolio manager for the Fund since February 2022.
S. Kenneth Leech—Ken Leech is the chief investment officer of Western. He joined the firm in 1990. Leech leads the Global Portfolio, US Broad Portfolio and Macro Opportunities Teams. From 2002–2004, he served as a member of the Treasury Borrowing Advisory Committee. Leech is a graduate of the University of Pennsylvania’s Wharton School. In his four years, he received three degrees: a BA, a BS and an MBA, graduating summa cum laude. Leech has served as a portfolio manager for the Fund since February 2022.

Morningstar Funds Trust / Prospectus 2022

Annabel Rudebeck—Annabel Rudebeck is the Head of Non‑US Credit at Western and serves as a member of the firm’s Global Investment Strategy Committee. Prior to joining the firm in 2016, Rudebeck was the head of global investment-grade credit at Rogge Global Partners and a credit research associate at JP Morgan Securities. Rudebeck is a graduate of the University of Cambridge and holds an MA in economics. Rudebeck has served as a portfolio manager of the Fund since February 2022.
Morningstar Total Return Bond Fund
Morningstar has currently selected two subadvisers for the Morningstar Total Return Bond Fund, each to cover a specific investment mandate, as outlined in the table below. Additional information on each subadviser and its portfolio managers follows.

Subadviser	Investment Mandate

BlackRock Financial Management, Inc.	Core Plus Bond

Western Asset Management Company, LLC	Core Bond
BlackRock Financial Management, Inc. (BlackRock), 55 East 52nd Street, New York, NY 10055, serves as a subadviser to the Fund under a subadvisory agreement (the BlackRock Subadvisory Agreement) with Morningstar on behalf of the Fund. BlackRock is registered as an investment adviser with the SEC and was founded in 1988. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., a publicly traded company. As of March 31, 2021, BlackRock had approximately $9.01 trillion in assets under management. As a subadviser to the Fund, BlackRock may in its discretion utilize the services of its affiliates, BlackRock International Limited (“BIL”), a corporation organized under the laws of Scotland, and BlackRock (Singapore) Limited (“BSL”), a corporation organized under the laws of Singapore, each a wholly owned subsidiary of BlackRock, Inc., pursuant to separate agreements between BlackRock and BIL and BSL, respectively. The following portfolio managers are primarily responsible for the day‑to‑day management of BlackRock’s allocated portion of the Fund’s portfolio:
Richard M. Rieder—Rick Rieder managing director, is BlackRock’s global chief investment officer of fixed income, co‑head of BlackRock, Inc.’s Global Fixed Income Platform, member of the Global Operating Commit- tee, and Chairman of the BlackRock, Inc. firmwide Investment Council. He has been a managing director of BlackRock, Inc. since 2009. Rieder was president and chief executive officer of R3 Capital Partners from 2008 to 2009 and managing director of Lehman Brothers from 1994 to 2008. Rieder earned a BBA degree in finance from Emory University and an MBA degree from The Wharton School of the University of Pennsylvania. Rieder has served as a portfolio manager for the Fund since its inception in November 2018.
Robert J. Miller—Bob Miller has been a managing director of BlackRock, Inc. since 2011. Prior to that, Miller was a co‑founder and partner at the Round Table Investment Management Company, a multi-strategy, research-based investment company, where he managed a global macro strategy. Previously, he spent 20 years at Bank of America, where he served in a variety of roles, including managing director from 1999 to 2007. Miller earned a BA in economics from Davidson College. Miller has served as a portfolio manager for the Fund since its inception in November 2018.
David L. Rogal—David Rogal has been a director of BlackRock, Inc. since 2014. Rogal began his career at BlackRock in 2006 as an analyst in the Financial Institutions Group and served as a vice president from 2011 to

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2013. Rogal earned a BA, Phi Beta Kappa, in economics and genetics from Cornell University in 2006. Rogal has served as a portfolio manager for the Fund since its inception in November 2018.
Western Asset Management Company, LLC (Western), 385 East Colorado Boulevard, Pasadena, CA 91101, serves as a subadviser to the Fund under a subadvisory agreement (the Western Subadvisory Agreement) with Morningstar on behalf of the Fund. Western is registered as an investment adviser with the SEC and was founded in 1971. Western operates as a group of coordinated sister companies located in various jurisdictions, and the Firm is headquartered in Pasadena, California. Western is a wholly-owned subsidiary of Legg Mason, Inc. On July 31, 2020, Franklin Resources, Inc. (“Franklin Resources”) acquired Legg Mason, Inc. in an all‑cash transaction. As a result of the transaction, Western is now an indirect, wholly-owned subsidiary of Franklin Resources, a publicly traded company. As of March 31, 2021, Western had approximately $476.3 billion in assets under management. The following portfolio managers are primarily responsible for the day‑to‑day management of Western’s allocated portion of the Fund’s portfolio:
John L. Bellows, PhD, CFA—John Bellows is a portfolio manager and research analyst with Western. Prior to joining the firm in 2012, Bellows served at the U.S. Department of the Treasury, most recently as the Acting Assistant Secretary for Economic Policy. At Western, he is a member of the US Broad Strategy Committee and the Global Investment Strategy Committee. Bellows holds a BA in Economics from Dartmouth College, where he graduated magna cum laude, and a PhD in Economics from the University of California, Berkeley. Bellows has served as a portfolio manager for the Fund since its inception in November 2018.
S. Kenneth Leech—Ken Leech is the chief investment officer of Western. He joined the firm in 1990. Leech leads the Global Portfolio, US Broad Portfolio and Macro Opportunities Teams. From 2002–2004, he served as a member of the Treasury Borrowing Advisory Committee. Leech is a graduate of the University of Pennsylvania’s Wharton School. In his four years, he received three degrees: a BA, a BS and an MBA, graduating summa cum laude. Leech has served as a portfolio manager for the Fund since its inception in November 2018.
Mark S. Lindbloom—Mark Lindbloom has more than 41 years of experience and is currently a portfolio man- ager at Western, where he has worked since 2005. Prior to his time at Western, Lindbloom was a portfolio manager at Citigroup Asset Management and at Brown Brothers Harriman & Company. He has also worked as an Analyst at New York Life Insurance. Lindbloom holds an MBA from Pace University and BS degree from Rider University. Lindbloom has served as a portfolio manager for the Fund since its inception in November 2018.
Frederick R. Marki, CFA—Frederick Marki is a portfolio manager with Western and has more than 35 years of experience. Prior to joining the firm in 2005, Marki was senior portfolio manager with Citigroup Asset Management, portfolio manager with UBS, and vice president with Merrill Lynch. He began his career as an assistant economist at the Federal Reserve Bank of New York. Marki holds a BS from the Massachusetts Institute of Technology. Marki has served as a portfolio manager for the Fund since its inception in November 2018.
Julien A. Scholnick, CFA—Julien Scholnick is a portfolio Manager with Western and has more than 22 years of experience. Prior to joining the firm in 2003, Scholnick served as an associate in the Private Client Group with Salomon Smith Barney, as a senior analyst with Digital Coast Partners, and as a senior analyst with Arthur Andersen, LLP. Scholnick holds a BA from the University of California, Los Angeles, and an MBA from Cornell University. Scholnick has served as a portfolio manager for the Fund since its inception in November 2018.

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Scott M. Beatty, CFA—Scott Beatty is a Portfolio Manager with Western and has more than 18 years of experience. Prior to joining the Firm in 2002, Mr. Beatty was a Graduate Teaching Assistant in Finance for the Graduate School of Management at the University of California in Irvine (UCI). Mr. Beatty has also served as an Associate Intern with RSM EquiCo, in the Capital Markets Division, and as a Staff Chief Engineer with Air Industries Corporation. Mr. Beatty holds a Bachelor of Science from Bucknell University, and an MBA from UCI. Beatty has served as portfolio manager for the Fund since its inception in November 2018.
Morningstar Municipal Bond Fund
Morningstar has currently selected two subadvisers for the Morningstar Municipal Bond Fund, each to cover a specific investment mandate or mandates, as outlined in the table below. Additional information on each subadviser and its portfolio managers follows.

Subadviser	Investment Mandate(s)

Allspring Global Investments, LLC	Intermediate-Term Municipal Bond Short-Term Municipal Bond

T. Rowe Price Associates, Inc.	Municipal Bond
Allspring Global Investments, LLC (Allspring Global), 525 Market St., San Francisco, CA 94105, serves as a subadviser to the Fund under a subadvisory agreement (the Allspring Global Subadvisory Agreement) with Morningstar on behalf of the Fund. Allspring Global is incorporated in Delaware and is an SEC registered investment adviser. Allspring Global is a directly and wholly-owned subsidiary of Allspring Global Investments Holdings, LLC. As of March 31, 2021, Allspring Global (then known as Wells Capital Management., Inc.) had approximately $490.5 billion in assets under management. The following portfolio managers are primarily responsible for the day‑to‑day management of Allspring Global’s allocated portion of the Fund’s portfolio:
Robert J. Miller—Robert Miller is a senior portfolio manager for the Allspring Global Investments Holdings, LLC (Allspring Holdings) Municipal Fixed Income team, where he manages both mutual funds and separate accounts. Prior to joining Allspring Holdings in 2008, Miller worked for American Century Investments for 10 years where he was part of team managing the firm’s municipal bond portfolios. He had direct responsibility for the firm’s national intermediate- and long-term investment grade strategies. In addition, he managed several other state-specific funds for the firm. He also served as a member of its analytical team. Earlier, Miller spent eight years in New York as a municipal bond analyst with Moody’s Investors Service where he served as an analyst in the States and High Profile Ratings Group as well as the Airport Credit Group, the Southeast Regional Ratings Group, and the Mid‑Atlantic Regional Ratings Group. He also founded a small venture capital firm and served as a consultant with Black and Veatch and KPMG Peat Marwick, where he specialized in conducting financial feasibility studies in support of large infrastructure projects. Miller earned a bachelor’s degree in business administration with a concentration in finance from San Jose State University and a master’s degree in business administration from the Leonard N. Stern School of Business at New York University. Miller has served as a portfolio manager for the Fund since its inception in November 2018.
Bruce R. Johns—Bruce Johns is a senior portfolio manager for the Allspring Global Investments Holdings, LLC (Allspring Holdings) Municipal Fixed Income team. In this capacity, he manages National Short to Intermediate maturity strategies and certain state specific funds. Bruce joined Allspring Holdings from Strong Capital Management, where he was a senior research analyst covering the health care sector. Prior to taking on the role of research analyst at Strong, his area of responsibility included all fixed-income settlements operations. Bruce

Morningstar Funds Trust / Prospectus 2022

began his investment industry career in 1998 as a mutual fund and brokerage agent with Strong Financial Services. He earned a bachelor’s degree in business and finance from the University of Wisconsin, Parkside. Bruce is a member of the National Federation of Municipal Analysts and the Minnesota Society of Municipal Analysts. Mr. Johns has been a portfolio manager of the Fund since June 2019.
Terry J. Goode—Terry Goode is a senior portfolio manager for the Allspring Global Investments Holdings, LLC (Allspring Holdings) Municipal Fixed Income team. He is responsible for managing national and state specific mutual funds, insurance accounts and separate accounts. Previously, Terry served as the leader of the Allspring Holdings Tax‑Exempt Research team, leading the group responsible for providing credit research for the Municipal Fixed Income team. Prior to joining Allspring Holdings, he performed similar research duties and provided bond ratings as a director at Standard & Poor’s Credit Market Services. He held a similar position with Wells Fargo Bank’s health care division. Terry began his investment industry career in 1995. He earned a bachelor’s degree in economics from the University of California, Los Angeles, and a master’s degree in business administration with an emphasis in finance and investment strategy from the Haas School of Business at the University of California, Berkeley. Terry is a member of the National Federation of Municipal Analysts and the Society of Municipal Analysts and served as a former chair and member of the California Society of Municipal Analysts. Terry has been a portfolio manager of the Fund since June 2019.
Nicholos Venditti—Nicholos Venditti is a senior portfolio manager with the Municipal Fixed Income team at Allspring Global Investments Holdings, LLC (Allspring Holdings). Before joining Allspring Holdings, he spent 10 years at Thornburg Investment Management, most recently as a senior portfolio manager and head of the municipal bond group. Earlier positions include serving as a portfolio manager on seven mutual funds and separately managed accounts with total assets of approximately $10 billion. Prior to Thornburg, he held a variety of roles focused on municipal credit analysis at Financial Security Assurance/Assured Guaranty where he began his investment industry career in 2007. Nick earned a bachelor’s degree in theoretical economics from Trinity University and a master’s degree in applied economics from University of North Carolina-Greensboro, where he also served as an adjunct professor. He received a master’s degree in finance from Syracuse University and has earned the right to use the Chartered Financial Analyst® (CFA®) designation. Nick has been a portfolio manager of the Fund since September 2020.
Brandon Pae—Brandon Pae is a portfolio manager and senior analyst for the Allspring Global Investments Holdings, LLC (Allspring Holdings) Municipal Fixed Income team. Prior to joining Allspring Holdings in 2012, Brandon served as a public finance investment banker at Barclays Capital/Lehman Brothers. In this capacity, Brandon was responsible for all aspects of municipal bond origination, including financial modeling, bond structuring, and credit analysis. During his graduate studies, Brandon served as a capital projects analyst at UC Berkeley where he developed an analytical framework for evaluating future debt issuance. Brandon began his investment industry career in 2004 as a financial analyst intern at KNN Public Finance. Brandon earned bachelor’s degrees with honors in economics and political science from the University of California, Berkeley. He also earned a master’s degree in business administration from Haas School of Business at the University of California, Berkeley. Brandon has been a portfolio manager of the Fund since September 2020.
T. Rowe Price Associates, Inc. (T. Rowe Price), 100 East Pratt Street, Baltimore, MD 21202, serves as a subadviser to the Fund under a subadvisory agreement (the T. Rowe Price Subadvisory Agreement) with Morningstar on behalf of the Fund. T. Rowe Price is registered as an investment adviser with the SEC and was founded in 1937. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc., which was formed in 2000 as the publicly traded parent holding company of T. Rowe Price and its affiliated entities. As of March 31,

Morningstar Funds Trust / Prospectus 2022

2021, T. Rowe Price had approximately $1.5 trillion in assets under management. The following portfolio managers are primarily responsible for the day‑to‑day management of T. Rowe Price’s allocated portion of the Fund’s portfolio:
Konstantine B. Mallas—Konstantine Mallas is a vice president and portfolio manager for T. Rowe Price. He joined T. Rowe Price in 1986 and his investment experience dates from 1990. During the past five years, Mallas has served as a portfolio manager. He earned a BS from American University and an MBA from Loyola University Maryland. Mallas has served as a portfolio manager for the Fund since its inception in November 2018.
James M. Murphy, CFA—James Murphy is a vice president and portfolio manager for T. Rowe Price. He joined the firm in 2000 and his investment experience dates from 1993. During the past five years, Murphy has served as a portfolio manager. He received a BS in finance from the University of Delaware and an MBA in finance from Seton Hall University. He also is a trustee of the T. Rowe Price Foundation and a trustee of Severn School. Murphy has served as a portfolio manager for the Fund since its inception in November 2018.
Morningstar Defensive Bond Fund
Morningstar has currently selected one subadviser for the Morningstar Defensive Bond Fund, to cover the specific investment mandate shown in the table below. Additional information on the subadviser and its portfolio managers follows.

Subadviser	Investment Mandates

First Pacific Advisors, LLC	Nontraditional Bond
First Pacific Advisors, LLC (First Pacific), 11601 Wilshire Boulevard, Suite 1200, Los Angeles, CA 90025, serves as a subadviser to the Fund under a subadvisory agreement (the First Pacific Subadvisory Agreement) with Morningstar on behalf of the Fund. First Pacific is registered as an investment adviser with the SEC and was founded in 2004. The firm’s owners are its Managing Partners, J. Richard Atwood, and Steven T. Romick, and seven other Partners as follows: Thomas H. Atteberry, J. Mark Hancock, Mark Landecker, Ryan Leggio, Nico Y. Mizrahi, Abhijeet Patwardhan, and Brian A. Selmo. As of March 31, 2021, First Pacific had approximately $28 billion in assets under management on a discretionary basis. The following portfolio managers are primarily responsible for the day‑to‑day management of First Pacific’s allocated portion of the Fund’s portfolio:
Thomas H. Atteberry, CFA—Tom Atteberry joined First Pacific in 1997. He serves as portfolio manager for First Pacific’s Absolute and Flexible Fixed Income strategies. Prior to joining First Pacific, Mr. Atteberry served as chief fixed-income strategist of Fifth Third Bank and chief investment officer of Mercantile Bank in Joplin, MO. He earned a bachelor’s degree in Business Administration from Texas Christian University. He is a CFA Charterholder. Mr. Atteberry has served as a portfolio manager for the Fund since its inception in November 2018.
Abhijeet Patwardhan—Abhi Patwardhan joined First Pacific in 2010. He serves as portfolio manager and director of research for First Pacific’s Absolute and Flexible Fixed Income strategies. Prior to joining First Pacific, Mr. Patwardhan was an investment analyst at Reservoir Capital Group and D.B. Zwirn & Co. and an investment banking analyst at UBS Warburg and Donaldson, Lufkin & Jenrette. He earned a bachelor’s degree in Economics and an MBA from the Wharton School of the University of Pennsylvania. Mr. Patwardhan has served as a portfolio manager for the Fund since its inception in November 2018.

Morningstar Funds Trust / Prospectus 2022

Morningstar Multisector Bond Fund
Morningstar has currently selected three subadvisers for the Morningstar Multisector Bond Fund, each to cover a specific investment mandate, as outlined in the table below. Additional information on each subadviser and its portfolio managers follows.

Subadviser	Investment Mandate

Loomis, Sayles & Company, L.P.	High-Yield Bond

TCW Investment Management Company LLC	Emerging-Markets Bond

Voya Investment Management Company, LLC	Investment Grade Credit
Loomis, Sayles & Company, L.P. (Loomis Sayles), One Financial Center, Boston, MA 02111, serves as a subadviser to the Fund under a subadvisory agreement (the Loomis Sayles Subadvisory Agreement) with Morningstar on behalf of the Fund. Loomis Sayles is registered as an investment adviser with the SEC and was founded in 1926. Loomis Sayles is a Delaware limited partnership whose sole general partner, Loomis Sayles & Company, Inc., is directly owned by Natixis Investment Managers, LLC (Natixis LLC) an indirect subsidiary of Natixis Investment Managers, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is wholly-owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. The registered address of Natixis is 330, avenue Pierre Mendes France, 75013 Paris, France. The registered address of BPCE is 50, avenue Pierre Mendes France, 75013 Paris, France. As of March 31, 2021, Loomis Sayles had approximately $345.7 billion in assets under management. The following portfolio managers are primarily responsible for the day‑to‑day management of Loomis Sayles’ allocated portion of the Fund’s portfolio:
Matthew J. Eagan, CFA—Matthew Eagan, executive vice president and portfolio manager of Loomis Sayles, began his investment career in 1989 and joined Loomis Sayles in 1997. He earned a BA from Northeastern University and an MBA from Boston University and has more than 31 years of investment experience. He has served as a portfolio manager for the Fund since its inception in November 2018.
Elaine M. Stokes—Elaine Stokes, executive vice president and portfolio manager of Loomis Sayles, began her investment career in 1987 and joined Loomis Sayles in 1988. She earned a BS from St. Michael’s College and has more than 34 years of investment experience. She has served as a portfolio manager for the Fund since its inception in November 2018.
Brian P. Kennedy—Brian Kennedy, vice president and co‑portfolio manager of Loomis Sayles, started his investment industry career in 1990 as a senior fund accountant at the Boston Company. Brian joined Loomis Sayles in 1994. He earned a BS from Providence College and an MBA from Babson College. He has served as a portfolio manager for the Fund since March 2021.
Todd P. Vandam, CFA—Todd Vandam, vice president and co‑portfolio manager of Loomis Sayles, began his career in 1994 on the high yield trading desk. Prior to joining Loomis Sayles, Todd completed the US Army Airborne and US Army Ranger Schools. He was a Field Artillery Officer in the US Army, most recently working as a Fire Support Officer stationed in Panama. Todd is a member of CFA Society Boston. He earned a BA in business and economics from Brown University. He has served as a portfolio manager for the Fund since March 2021.

Morningstar Funds Trust / Prospectus 2022

TCW Investment Management Company LLC (TCW), 865 South Figueroa Street, Suite 2100, Los Angeles, CA 90017, serves as a subadviser to the Fund under a subadvisory agreement (the TCW Subadvisory Agreement) with Morningstar on behalf of the Fund. TCW is registered as an investment adviser with the SEC and has been since 1987. TCW is wholly-owned by The TCW Group, Inc., a Nevada corporation (TCW Group). In February 2013, TCW management and private investment funds affiliated with alternative asset manager The Carlyle Group (together with such affiliates, “Carlyle”) acquired TCW Group. On December 27, 2017 Nippon Life Insurance Company acquired a 24.75% minority stake in TCW Group from Carlyle. As a result of the transaction, TCW management and employees have increased their ownership in the firm to approximately 44.07% and Carlyle maintains a 31.18% interest in TCW Group. As of March 31, 2021, TCW had approximately $253.1 billion in assets under management. The following portfolio managers are primarily responsible for the day‑to‑day management of TCW’s allocated portion of the Fund’s portfolio:
Penelope D. Foley—Penelope Foley is a portfolio manager for TCW Emerging Markets Group. Prior to joining TCW in 1990, she was a senior vice president of Drexel Burnham Lambert, where she was involved in the management of DBL Americas Development Association, LP, and in the provision of investment and merchant banking services in Latin America. Before Drexel, she was a vice president in Citicorp’s Investment Bank and was responsible for Euro securities, project finance and private placements in Latin America and Canada. Previously, she was an associate in the Corporate Finance Department at Lehman Brothers. Foley attended Northwestern University and holds a BA from Hollins College. Foley has served as a portfolio manager for the Fund since its inception in November 2018.
David I. Robbins—David Robbins is a portfolio manager for TCW Emerging Markets Group. Prior to joining TCW in 2000, Robbins was with Lehman Brothers, where he was responsible for global emerging-markets trading in the Fixed Income division. Prior to that, he worked at Morgan Stanley from 1983-1997 where he was head of Emerging Markets Trading. Robbins received a BA in Economics and History from Swarthmore College. Robbins has served as a portfolio manager for the Fund since its inception in November 2018.
Alex Stanojevic—Alex Stanojevic is a portfolio manager for the TCW Emerging Markets Group. Prior to this, he served as the team’s head trader, where he was responsible for trading emerging-markets fixed-income assets and determining relative value opportunities in the investable universe. Stanojevic joined TCW in 2005 from Coast Asset Management LP, where he was responsible for interest-rate derivatives transactions, trade modeling, research, and performance reporting. Stanojevic received his BS in Finance from the California State University Long Beach (magna cum laude), and an MBA from Loyola Marymount University, Los Angeles. Stanojevic has served as a portfolio manager for the Fund since its inception in November 2018.
Voya Investment Management Company, LLC (Voya), 230 Park Avenue, New York, NY 10169, serves as a subadviser to the Fund under a subadvisory agreement (the Voya Subadvisory Agreement) with Morningstar on behalf of the Fund. Voya is registered as an investment adviser with the SEC and was founded in 1972. Voya is a wholly-owned indirect subsidiary of Voya Financial, Inc., a publicly traded financial holding company. As of December 31, 2021, Voya had approximately $175.7 billion in assets under management. The following portfolio managers are primarily responsible for the day‑to‑day management of Voya’s allocated portion of the Fund’s portfolio:
Anil Katarya, CFA—Anil Katarya is global head of investment grade credit and senior portfolio manager at Voya Investment Management. Anil has been with Voya for 22 years and has 24 years of investment experience. Previously at Voya, Anil was the head of credit portfolio management and served as a portfolio manager

Morningstar Funds Trust / Prospectus 2022

and credit analyst on the investment grade team. Prior to joining Voya, Anil was a financial analyst for Mirant Inc. He earned an MBA from Georgia State University and a BS in mechanical engineering from Kurukshetra University, India. He is a CFA® Charterholder. Katarya has served as a portfolio manager for the Fund since May 2022.
Travis King, CFA—Travis King is head of U.S. investment grade corporates at Voya Investment Management. Travis has been with Voya for 17 years and has 24 years of investment experience. Prior to joining Voya, he was a senior fixed income analyst with Reams Asset Management. Travis earned an MBA from Memorial University, Canada and a BBA from James Madison University. He is a CFA® Charterholder. King has served as a portfolio manager for the Fund since May 2022.
Morningstar Global Opportunistic Equity Fund
Morningstar has currently selected one subadviser for the Morningstar Global Opportunistic Equity Fund, to cover a specific investment mandate, as outlined in the table below. Additional information on the subadviser and its portfolio managers follows.

Subadviser	Investment Mandate

Lazard Asset Management LLC	World Stock
Lazard Asset Management LLC (Lazard), 30 Rockefeller Plaza, New York, NY 10112, serves as a subadviser to the Fund under a subadvisory agreement (the Lazard Subadvisory Agreement) with Morningstar on behalf of the Fund. Lazard is registered as an investment adviser with the SEC and was founded in 1970. Lazard is a wholly-owned subsidiary of Lazard Frères & Co. LLC, a New York limited liability company with one member, Lazard Group LLC, a Delaware limited liability company. As of March 31, 2021, Lazard had approximately $235.2 billion in assets under management. The following portfolio managers are primarily responsible for the day‑to‑day management of Lazard’s allocated portion of the Fund’s portfolio:
Bertrand Cliquet, CFA—Bertrand Cliquet is a portfolio manager/analyst on the Lazard Global Listed Infrastructure and Global Equity Franchise teams. He joined Lazard in 2004 as a European utility analyst, before becoming a founding member of the Lazard Global Listed infrastructure strategy in 2005. Prior to joining Lazard, Cliquet was a utility analyst at Goldman Sachs International in London and a merger and acquisition analyst at Deutsche Bank. He has been working in the investment field since 1999. He attained a business degree from HEC in Paris, with a major in Finance. Cliquet was awarded the Prize of the “Club Finance International” and the Prize of the HEC Foundation for his thesis on “The deregulation of the European electricity market and its consequences for electricity prices and the strategic positioning of energy companies.” Cliquet is fluent in both French and German. Cliquet has served as a portfolio manager for the Fund since its inception in November 2018.
Matthew Landy—Matthew Landy is a portfolio manager/analyst on the Global Listed Infrastructure and Global Equity Franchise teams. He began working in the investment field in 1995. Prior to joining Lazard in 2006, Landy worked in the private equity industry where he was involved in early stage venture capital in Europe and management buy‑out investing in Australia. Previously he was an equity analyst with Tyndall Investment Management covering stocks in the consumer staples, consumer discretionary, and industrial sectors. Landy has a BCom and a BA from Monash University in Melbourne, Australia. Landy has served as a portfolio manager for the Fund since its inception in November 2018.

Morningstar Funds Trust / Prospectus 2022

John Mulquiney, CFA—John Mulquiney is a portfolio manager/analyst on the Global Listed Infrastructure and Global Equity Franchise teams. He has been working in the investment field since 1997. Prior to joining Lazard in August 2005, Mulquiney worked at Tyndall Australia where he covered stocks in various sectors including financials, consumer discretionary, healthcare, and materials. Mulquiney was also in the Asset and Infrastructure Group at Macquarie Bank, where he undertook transactions and developed valuation models for airports, electricity generators, rail projects, and health infrastructure. Most recently, he spent four years at Nanyang Ventures, an early expansion venture capital fund. Mulquiney holds a PhD from the Australian National University, and a BA (Hons) from Sydney University. Mulquiney has served as a portfolio manager for the Fund since its inception in November 2018.
Warryn Robertson—Warryn Robertson is a portfolio manager/analyst on the Global Listed Infrastructure, Global Equity Franchise, and Australian Equity teams. He has been working in the investment field since 1992. Prior to joining Lazard in April 2001, Robertson was an associate director at Capital Partners. Previously, He worked at PricewaterhouseCoopers Corporate Finance. Robertson holds an MBA from the Melbourne Business School (Melbourne University) and a BCom, University of Canberra. Robertson has served as a portfolio manager for the Fund since its inception in November 2018.
Morningstar Alternatives Fund
Morningstar has currently selected three subadvisers for the Morningstar Alternatives Fund, each to cover a specific investment mandate, as outlined in the table below. Additional information on each subadviser and its portfolio managers follows.

Subadviser	Investment Mandate

SSI Investment Management LLC	Relative Value Arbitrage

Water Island Capital, LLC	Event Driven

BlackRock Financial Management, Inc.	Multi-Model Strategy
BlackRock Financial Management, Inc. (BlackRock), 55 East 52nd Street, New York, NY 10055, serves as a subadviser to the Fund under a subadvisory agreement (the BlackRock Subadvisory Agreement) with Morningstar on behalf of the Fund. BlackRock is registered as an investment adviser with the SEC and was founded in 1988. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., a publicly traded company. As of March 31, 2021, BlackRock had approximately $9.01 trillion in assets under management. As a subadviser to the Fund, BlackRock may in its discretion utilize the services of its affiliate, BlackRock International Limited (“BIL”), a corporation organized under the laws of Scotland and a wholly owned subsidiary of BlackRock, Inc., pursuant to a separate agreement between BlackRock and BIL. The following portfolio managers are primarily responsible for the day‑to‑day management of BlackRock’s allocated portion of the Fund’s portfolio:
Tom Parker, CFA—Tom Parker has been a Managing Director of BlackRock, Inc. since 2009; Chief Investment Officer of BlackRock’s Systematic Fixed Income Group since 2015; Deputy Chief Investment Officer of BlackRock’s Model-Based Fixed Income Portfolio Management Group since 2010; Co‑Head of Credit Investments and Member of the Fixed Income Research Approval Committee of Barclays Global Investors (“BGI”) from 2001 to 2009. Tom has served as a portfolio manager for the Fund since June 2020.
Scott Radell—Scott Radell has been a Managing Director of BlackRock, Inc. since 2009; Head of San Francisco Fixed Income Core PM within BlackRock’s Systematic Fixed Income Portfolio Management Group since 2009;

Morningstar Funds Trust / Prospectus 2022

Portfolio Manager of BGI from 2003 to 2009. Scott has served as a portfolio manager for the Fund since June 2020.
Jeffrey Rosenberg, CFA—Jeffrey Rosenburg has been a Managing Director of BlackRock, Inc. since 2011; Chief Fixed Income Strategist and member of the BlackRock Investment Institute since 2016; Chief Investment Strategist for Fundamental Fixed Income at BlackRock since 2011; Chief Credit Strategist at Bank of America Merrill Lynch from 2002 to 2011. Jeffrey has served as a portfolio manager for the Fund since June 2020.
SSI Investment Management LLC (SSI), 9440 Santa Monica Boulevard, 8th Floor, Beverly Hills, CA 90210, serves as a subadviser to the Fund under a subadvisory agreement (the SSI Subadvisory Agreement) with Morningstar on behalf of the Fund. SSI is registered as an investment adviser with the SEC and was founded in 1973. SSI is majority-owned by Resolute Investment Managers, Inc., a diversified, multi-affiliate asset management platform with more than 40 affiliated and independent investment managers. The minority interest in SSI is held by Team SSI LLC (formerly SSI Investment Management, Inc.), the previous subadviser, which is owned by current and former employees of SSI. As of March 31, 2021, SSI had approximately $2.7 billion in assets under management. The following portfolio managers are primarily responsible for the day‑to‑day management of SSI’s allocated portion of the Fund’s portfolio:
George M. Douglas, CFA—George Douglas is chief investment officer, managing principal, and portfolio manager of SSI. He is currently a portfolio manager of the Hedged Convertible strategies and oversees SSI’s quantitative research process. He is also a member of SSI’s executive committee. Douglas has more than 44 years of experience in quantitative equity research and portfolio management and has served as SSI’s chief investment officer for 27 years. Prior to joining SSI, George was director of Quantitative Equity Investments and portfolio manager at CS First Boston Asset Management. He received a BS in Mathematics, MS in Statistics, and MBA from the University of Wisconsin. Douglas has served as a portfolio manager for the Fund since its inception in November 2018.
Alexander W. Volz—Alex Volz is a portfolio manager at SSI. He oversees the daily management of the Hedged Convertible investment portfolios and is responsible for analyzing convertible arbitrage opportunities, trading and daily re‑setting of hedge ratios. Volz has 25 years of industry experience, and has been with SSI for 19 years. Prior to joining SSI, Volz was a junior partner at Southern Trading Partners in Atlanta, GA. He received a BA in Economics from Vanderbilt University. Volz has served as a portfolio manager for the Fund since its inception in November 2018.
Dagney M. Maseda—Dagney Maseda is a portfolio manager at SSI and oversees the daily management of the Hedged Convertible investment portfolios. She has more than 20 years of industry experience as a trading assistant, analyst and portfolio manager. She received a BS in Finance, summa cum laude, from California State University, Northridge. She is a CFA Level III Candidate. Maseda has served as a portfolio manager for the Fund since its inception in November 2018.
Water Island Capital, LLC (Water Island), 41 Madison Avenue, 42nd Floor, New York, NY 10010, serves as a subadviser to the Fund under a subadvisory agreement (the Water Island Subadvisory Agreement) with Morningstar on behalf of the Fund. Water Island is registered as an investment adviser with the SEC and was founded in 2000. Water Island’s majority owner is John Orrico. As of March 31, 2021, Water Island had approximately $2.3 billion in assets under management. The following portfolio managers are primarily responsible for the day‑to‑day management of Water Island’s allocated portion of the Fund’s portfolio:

Morningstar Funds Trust / Prospectus 2022

John S. Orrico, CFA—John Orrico formed Water Island Capital in 2000 and serves as chief investment officer of the firm, leading the investment team. He is a portfolio manager on the Arbitrage Fund. Prior to forming Water Island Capital, Orrico joined Gruss & Co in 1994, focusing on merger arbitrage and special situations. He has worked in the securities industry since joining Morgan Stanley in 1982, beginning in corporate finance, with additional experience in institutional equity trading, equity research analysis and portfolio management. Orrico received a BA from Georgetown University. Orrico has served as a portfolio manager for the Fund since its inception in November 2018.
Roger P. Foltynowicz, CFA, CAIA—Roger Foltynowicz joined Water Island Capital in 2003 and currently serves as portfolio manager on the merger arbitrage strategy. He has been a portfolio manager for the Arbitrage Fund since January 2005 and a portfolio manager for the Arbitrage Event-Driven Fund since inception in October 2010. Prior to joining Water Island Capital, Foltynowicz worked for Jacobs Engineering as project accountant and also played professional baseball for the Cincinnati Reds organization. Foltynowicz received an MS from Pace Graduate School of Business and a BA from Presbyterian College. He also achieved the Chartered Alter- native Investment Analyst designation in addition to the CFA designation. Foltynowicz has served as a portfolio manager for the Fund since its inception in November 2018.
Todd W. Munn—Todd Munn joined Water Island Capital in 2003 and currently serves as portfolio manager on the merger arbitrage strategy. He has been a portfolio manager for the Arbitrage Fund since January 2005 and a portfolio manager for the Arbitrage Event-Driven Fund since inception in October 2010. Munn has worked in the securities industry since 1993, having worked at Lipper & Company and Bear Stearns & Company prior to joining Water Island Capital. Munn received an MBA from Fordham Graduate School of Business and a BA from Gettysburg College. Munn has served as a portfolio manager for the Fund since its inception in November 2018.
Legal Proceedings
Morningstar Investment Management and Morningstar Credit Ratings, LLC (MCR) are wholly-owned subsidiaries of Morningstar, Inc. and accordingly MCR is deemed to be an affiliate of Morningstar Investment Management under the 1940 Act. MCR was formerly registered with the SEC as a Nationally Recognized Statistical Ratings Organization (NRSRO), but effective in December 2019, it withdrew its NRSRO registration. MCR no longer operates as a credit rating agency. Morningstar Investment Management never had any involvement in the credit rating activities of MCR during the period MCR operated as a credit rating agency and the business activities of Morningstar Investment Management during such period were independent of and unrelated to those of MCR.
On February 16, 2021, the United States Securities and Exchange Commission (SEC) filed a civil action in the United States District Court for the Southern District of New York against MCR. The SEC’s complaint relates to MCR’s former commercial mortgage-backed securities ratings methodology during the period from 2015 to March 2017, and it alleges violations of certain filing and internal control requirements that applied to MCR when it was an NRSRO. On April 19, 2021, MCR filed a motion with the Court to dismiss the complaint. On January 5, 2022, the court ruled on MCR’s motion to dismiss, granting in part and denying in part. Of particular relevance to the Fund, the court dismissed the SEC’s request for injunctive relief against MCR without prejudice. Because the SEC’s request for injunctive relief was dismissed without prejudice, the SEC could renew its request for an injunction if it develops facts to support the request. As of the date of this prospectus, public documents indicate that the parties have been negotiating a potential settlement to the matter.

Morningstar Funds Trust / Prospectus 2022

The foregoing speaks only as of the date of this Prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated only if those developments are material.
Shareholder Information
Pricing of Fund Shares
Each Fund’s share price, or NAV, is determined as of the close of regular session trading on the NYSE (normally 4:00 p.m. Eastern Time) each day that the NYSE is open, in accordance with Rule 22c‑1 of the 1940 Act. The NYSE is regularly closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving, and Christmas. Each Fund’s daily NAV is available by calling 877‑626‑3224.
The NAV per share for each class of each Fund’s shares is calculated by dividing the pro rata share of the value of all of the securities and other assets of the Fund allocable to that class of Fund shares, less the liabilities allocable to that class, by the number of shares of the class outstanding. When shares are purchased or sold, the order is processed at the next NAV that is calculated on a day when the NYSE is open for trading, after receiving a purchase or sale order. Because the Funds may invest in securities that are primarily listed on foreign exchanges and trade on days when the Funds do not price their shares, a Fund’s NAV may change on days when shareholders will not be able to purchase or redeem the Fund’s shares. If shares are purchased or sold through an intermediary, it is the responsibility of that intermediary to transmit those orders to the Funds’ transfer agent so such orders will be received in a timely manner.
A purchase or sale order typically is accepted when the Funds’ transfer agent or an intermediary has received a completed application or appropriate instruction along with the intended investment, if applicable, and any other required documentation.
More information about the valuation of the Funds’ holdings can be found in the SAI.
Fair Value Pricing
If market or broker-dealer quotations are unavailable or deemed unreliable for a security or if a security’s value may have been materially affected by events occurring after the close of a securities market on which the security principally trades but before a Fund calculates its NAV, the Fund may, in accordance with procedures adopted by the board of trustees, employ “fair value” pricing of securities. Fair value determinations are made in good faith in accordance with board-approved procedures. Generally, the fair value of a portfolio security or other asset shall be the amount that the owner of the security or asset might reasonably expect to receive upon its sale under current market conditions. Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. This fair value may be higher or lower than any available market price or quotation for such security and, because this process necessarily depends upon judgment, this value also may vary from valuations determined by other funds using their own valuation procedures. While each Fund’s use of fair value pricing is intended to result in calculation of a NAV that fairly reflects security values as of the time of pricing, a Fund cannot guarantee that any fair value price will, in fact, approximate the amount the Fund would actually realize upon the sale of the securities in question. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, a Fund would compare the new market quotation to the fair value price to evaluate the effectiveness of its fair valuation procedures. If any significant discrepancies are found, a Fund may adjust its fair valuation procedures.

Morningstar Funds Trust / Prospectus 2022

Purchase and Sale of Fund Shares
Fund shares are available through investment programs provided by financial institutions (each a “Program”). Such Programs include, but are not limited to, Morningstar Managed Portfolios, an investment advisory program sponsored by Morningstar Investment Services LLC, a wholly-owned subsidiary of the adviser, investment advisory programs provided by unaffiliated financial advisers, managed account advisory services that certain third party retirement plan sponsors (e.g., employers) and/or retirement plan recordkeepers make available to their retirement plan participants and solutions provided in model portfolio marketplaces. Shares of the Funds have not been registered for sale outside of the United States. The Funds generally do not sell shares to investors residing outside of the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses. There are no initial or subsequent minimum purchase amounts for the Funds. Orders to sell or “redeem” shares must be placed through the financial institution providing the Program to you and may trigger a purchase or sale of the relevant Fund’s underlying investments. Fund shares may be purchased or redeemed on any day the NYSE is open. At any time that an investor in a Fund ceases to be eligible for a Program, the provider of that Program may direct the redemption of that investor’s Fund shares and no further purchases will be allowed.
Investors may be charged a fee if they effect transactions through a broker or agent. The Funds have authorized one or more brokers to receive on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on a Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized broker or the broker’s authorized designee.
The adviser reserves the right to reject purchase orders or to stop offering Fund shares within a Program without notice. Fund shares are offered only in connection with a Program and Fund share purchase orders erroneously processed for persons not eligible to invest through a Program will be resolved by the applicable financial institution, in accordance with that financial institution’s own policies and procedures. The method of such resolution may include, but is not limited to, liquidating such person’s investment in Fund shares at the then- current net asset value, which may be lower than the original purchase order amount. The Fund does not issue share certificates. Trustees and their family members as well as portfolio managers of the Trust may purchase shares as determined by Morningstar.
USA PATRIOT Act—The USA PATRIOT Act of 2001 requires financial institutions, including each Fund, the adviser, and custodians to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts.
When setting up an account, you will be required to supply your custodian with your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. In addition, your custodian may close an account if it is unable to verify a shareholder’s identity. As required by law, your custodian may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Corporate, trust and other entity accounts require further documentation.
If your custodian does not have a reasonable belief of the identity of an account holder, the account will be rejected or the account holder will not be allowed to perform a transaction in the account until such information is received. Each Fund also reserves the right to close the account within five business days if clarifying

Morningstar Funds Trust / Prospectus 2022

information/documentation is not received. Accounts may only be opened by persons with a valid social security number or tax identification number and permanent U.S. street address. Any exceptions are reviewed on a case‑by‑case basis.
Payment of Redemption Proceeds
Proceeds will generally be sent no later than seven calendar days after a Fund receives your redemption request. Each Fund may suspend your right to redeem your shares if the NYSE restricts trading, the SEC declares an emergency, or for other reasons. More information about redeeming shares and the circumstances under which redemptions may be suspended is in the SAI.
Redemption proceeds will remain within your brokerage account unless you instruct otherwise. A Fund will not be responsible for interest lost on redemption amounts due to lost or misdirected mail. If the proceeds of redemption are requested to be sent to an address other than the address of record, or if the address of record has been changed within 15 days of the redemption request, the request must be in writing with your signature guaranteed.
The Trust, on behalf of the Funds, made an election under Rule 18f‑1 under the 1940 Act (a Rule 18f‑1 Election) and therefore, the Trust, on behalf of each Fund, is obligated to redeem for cash all shares presented to such Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of such Fund’s net assets in any 90‑day period. The Rule 18f‑1 Election is irrevocable while Rule 18f‑1 under the 1940 Act is in effect unless the SEC, by order, permits withdrawal of such Rule 18f‑1 Election. Assuming the requirements of Rule 18f‑1 are met, all or part of the remaining sale (redemption) proceeds will generally be paid in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of a Fund’s remaining shareholders, a Fund might pay all or part of the remaining redemption proceeds in securities with a market value equal to the redemption price (redemption in kind). It is unlikely that your shares would ever be redeemed in kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until they are sold.
Unclaimed Property
Your mutual fund account, which is held with your financial intermediary, may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. Please contact your financial intermediary for more information.
Tools to Combat Frequent Transactions
Frequent purchases and redemptions of Fund shares may interfere with the efficient management of a Fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on the Funds’ long-term shareholders. For example, in order to handle large flows of cash into and out of a Fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the Fund’s investment objective. Frequent trading may cause a Fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from a Fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that a Fund’s share price, which is

Morningstar Funds Trust / Prospectus 2022

determined at the close of the NYSE on each trading day, does not accurately reflect the value of the Fund’s portfolio securities.
Because of the potential harm to a Fund and its long-term shareholders, the board has approved a policy that is intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance and other techniques. Under this policy, each Fund may limit additional purchases of Fund shares by shareholders whom Morningstar reasonably believes to be engaged in these excessive trading activities. The intent of the policy is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of Fund shares. For this reason, the board has not adopted any specific restrictions on purchases and sales of Fund shares, but each Fund reserves the right to reject any purchase of Fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what Morningstar reasonably believes to be actual market timing activity, a Fund will seek to block future purchases and exchanges of Fund shares by that account. Where surveillance of a particular account indicates activity that Morningstar reasonably believes could be either excessive or for legitimate purposes, each Fund may seek to block future purchases and exchanges of Fund shares by that account or permit the account holder to justify the activity. Although these measures are designed to deter frequent trading, none of them alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur.
The policy applies to any account where a financial intermediary holds Fund shares for a number of its customers in one account. Each Fund and its transfer agent will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to a Fund. However, there can be no assurance that the monitoring of omnibus account level trading will enable a Fund to identify or prevent all such trading by a financial intermediary’s customers.
Dividends and Distributions
Each Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends at least: monthly, in the case of Morningstar Global Income Fund, Morningstar Total Return Bond Fund, Morningstar Municipal Bond Fund, Morningstar Defensive Bond Fund, and Morningstar Multisector Bond Fund; or annually, in the case of Morningstar U.S. Equity Fund, Morningstar International Equity Fund, Morningstar Global Opportunistic Equity Fund and Morningstar Alternatives Fund.
Each Fund will distribute net realized capital gains, if any, at least annually, usually in December. Each Fund may make an additional payment of dividends or other distributions if it deems it to be desirable or necessary at other times during any year. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution.
Distributions will be reinvested in shares of the Funds, unless otherwise directed by the shareholder. Generally, distributions within taxable accounts are taxable events for shareholders whether the distributions are received in cash or reinvested.
Tax Consequences
Each Fund will elect and intends to qualify to be taxed as a regulated investment company (RIC) under Sub- chapter M of the Code. As a regulated investment company, each Fund will not be subject to federal income tax if it distributes its income as required by the tax law and satisfies certain other requirements that are described in the SAI.

Morningstar Funds Trust / Prospectus 2022

Each Fund generally intends to operate in a manner such that it will not be liable for federal income or excise taxes.
You generally will be taxed on a Fund’s distributions, regardless of whether you reinvest them or receive them in cash. In general, if you are a taxable investor, Fund distributions (other than exempt-interest dividends) are taxable to you as ordinary income, capital gains, or some combination of both. A Fund’s distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income. A Fund’s distributions of long-term capital gain, if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions also may be subject to certain state and local taxes. Some Fund distributions also may include nontaxable returns of capital. Return of capital distributions reduce your tax basis in your Fund shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.
A portion of a Fund’s distributions may be treated as “qualified dividend income,” taxable to individuals at 0%, 15%, 20%, or 25% depending on the nature of the capital gain and the shareholder’s taxable income. A distribution is treated as qualified dividend income to the extent that a Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met by the Fund and the shareholder. To the extent a Fund’s distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income. A Fund’s distributions of dividends that it receives from REITs and certain foreign corporations generally do not constitute “qualified dividend income.”
Distributions of capital gain and distributions of net investment income reduce the NAV of a Fund’s shares by the amount of the distribution. If you purchase shares before these distributions, you are taxed on the distribution even though the distribution represents a return of your investment.
The use of derivatives by a Fund may cause the Fund to realize higher amounts of ordinary income or short- term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.
If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.
The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes. You will recognize a gain or loss on such transactions equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will generally be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange, and otherwise as short-term capital gain. Any capital loss arising from the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net long-term capital gain distributions with respect to those shares.
Each Fund may be required to withhold federal income tax at the federal backup withholding rate on all taxable distributions and redemption proceeds otherwise payable to you if you fail to provide a Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that

Morningstar Funds Trust / Prospectus 2022

you are subject to backup withholding. Backup withholding is not an additional tax. Rather, any amounts withheld may be credited against your federal income tax liability, so long as you provide the required information or certification. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source.
After December 31 of each year, a Fund will mail you reports containing information about the income tax classification of distributions paid during the year. Distributions declared in October, November or December to shareholders of record on a specified date in such a month, but paid in January, are taxable as if they were paid in December.
For further information about the tax effects of investing in the Funds, including state and local tax matters, please see the SAI and consult your tax adviser.

Morningstar Funds Trust / Prospectus 2022

Financial Highlights
The financial highlights table is intended to help you understand the Funds’ financial performance for the past five years or since inception, if less than five years. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended April 30, 2021 and prior has been derived from the Funds’ financial statements, which have been audited by Ernst & Young LLP, an independent registered accounting firm, whose report, along with the Funds’ financial statements, are included in the Funds’ annual report, which is available upon request. The information for the six‑month period ended October 31, 2021 shown for Morningstar Global Opportunistic Equity Fund is unaudited.
Morningstar U.S. Equity Fund

	Year Ended April 30	Year Ended April 30	Since Inception[1]
Selected per share data	2021	2020	2019
Net asset value, beginning of year	$9.27	$10.68	$10.00
Income (loss) from investment operations:

Net investment income[2]	0.14	0.13	0.05

Net realized and unrealized gains (losses)	4.59	(1.31)	0.64
Total income (loss) from investment operations	4.73	(1.18)	0.69
Less distributions paid:

From net investment income	(0.14)	(0.09)	(0.01)

From realized gains	(0.12)	(0.14)	—
Total distributions paid	(0.26)	(0.23)	(0.01)
Net asset value, end of year	$13.74	$9.27	$10.68
Total return[3]	51.43%	(11.42% )	6.98%
Supplemental data and ratios:

Net assets, end of year (millions)	$1,703	$1,179	$678
Ratio to average net assets of:[4,5]

Total expenses before waivers/reimbursements	0.87%	0.93%	1.08%
Total expenses after waivers/reimbursements	0.81%	0.81%	0.82%
Net investment income, net of waivers/reimbursements	1.19%	1.25%	0.98%	[6]
Net investment income, before waivers/reimbursements	1.13%	1.13%	0.72%	[6]
Portfolio turnover rate[7]	68%	58%	20%

[1]	Commencement of operations was November 2, 2018.
[2]	Calculated using the average shares outstanding method.
[3]
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. The total return is not annualized for periods less than one year.

[4]	Ratios are annualized for periods less than one year.
[5]	Ratios do not include impact of the expenses of the underlying funds in which the fund invests.
[6]	As the Fund commenced investment operations on November 2, 2018, annualized net investment income ratios may not be reflective of actual amounts the Fund might obtain in a full year of operation.
[7]	Portfolio turnover rate is not annualized for periods less than one year.

Morningstar Funds Trust / Prospectus 2022

Morningstar International Equity Fund

	Year Ended April 30	Year Ended April 30	Since Inception[1]
Selected per share data	2021	2020	2019
Net asset value, beginning of year	$8.76	$10.79	$10.00
Income (loss) from investment operations:

Net investment income[2]	0.12	0.21	0.08

Net realized and unrealized gains (losses)	4.17	(1.94)	0.74
Total income (loss) from investment operations	4.29	(1.73)	0.82
Less distributions paid:

From net investment income	(0.14)	(0.19)	(0.03)

From realized gains	(0.19)	(0.11)	—
Total distributions paid	(0.33)	(0.30)	(0.03)
Net asset value, end of year	$12.72	$8.76	$10.79
Total return[3]	49.22%	(16.65% )	8.19%
Supplemental data and ratios:

Net assets, end of year (millions)	$1,074	$764	$469
Ratio to average net assets of:[4,5]

Total expenses before waivers/reimbursements	1.08%	1.14%	1.29%
Total expenses after waivers/reimbursements	0.89%	0.92%	0.94%
Net investment income, net of waivers/reimbursements	1.09%	2.08%	1.66%	[6]
Net investment income, before waivers/reimbursements	0.90%	1.86%	1.31%	[6]
Portfolio turnover rate[7]	41%	36%	19%

[1]	Commencement of operations was November 2, 2018.
[2]	Calculated using the average shares outstanding method.
[3]
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. The total return is not annualized for periods less than one year.

[4]	Ratios are annualized for periods less than one year.
[5]	Ratios do not include impact of the expenses of the underlying funds in which the fund invests.
[6]	As the Fund commenced investment operations on November 2, 2018, annualized net investment income ratios may not be reflective of actual amounts the Fund might obtain in a full year of operation.
[7]	Portfolio turnover rate is not annualized for periods less than one year.

Morningstar Funds Trust / Prospectus 2022

Morningstar Global Income Fund

	Year Ended April 30	Year Ended April 30	Since Inception[1]
Selected per share data	2021	2020	2019
Net asset value, beginning of year	$9.54	$10.58	$10.00
Income (loss) from investment operations:

Net investment income[2]	0.35	0.37	0.16

Net realized and unrealized gains (losses)	2.09	(0.94)	0.52
Total income (loss) from investment operations	2.44	(0.57)	0.68
Less distributions paid:

From net investment income	(0.35)	(0.42)	(0.10)

From realized gains	(0.01)	(0.05)	—
Total distributions paid	(0.36)	(0.47)	(0.10)
Net asset value, end of year	$11.62	$9.54	$10.58
Total return[3]	26.01%	(5.73% )	6.85%
Supplemental data and ratios:

Net assets, end of year (millions)	$272	$235	$186
Ratio to average net assets of:[4,5]

Total expenses before waivers/reimbursements	0.62%	0.64%	0.90%
Total expenses after waivers/reimbursements	0.61%	0.58%	0.58%
Net investment income, net of waivers/reimbursements	3.28%	3.52%	3.15%	[6]
Net investment income, before waivers/reimbursements	3.27%	3.46%	2.83%	[6]
Portfolio turnover rate[7]	59%	62%	27%

[1]	Commencement of operations was November 2, 2018.
[2]	Calculated using the average shares outstanding method.
[3]
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. The total return is not annualized for periods less than one year.

[4]	Ratios are annualized for periods less than one year.
[5]	Ratios do not include impact of the expenses of the underlying funds in which the fund invests.
[6]	As the Fund commenced investment operations on November 2, 2018, annualized net investment income ratios may not be reflective of actual amounts the Fund might obtain in a full year of operation.
[7]	Portfolio turnover rate is not annualized for periods less than one year.

Morningstar Funds Trust / Prospectus 2022

Morningstar Total Return Bond Fund

	Year Ended April 30	Year Ended April 30	Since Inception[1]
Selected per share data	2021	2020	2019
Net asset value, beginning of year	$10.88	$10.48	$10.00
Income (loss) from investment operations:

Net investment income[2]	0.16	0.26	0.15

Net realized and unrealized gains	0.17	0.68	0.45
Total income from investment operations	0.33	0.94	0.60
Less distributions paid:

From net investment income	(0.21)	(0.28)	(0.12)

From realized gains	(0.31)	(0.26)	—
Total distributions paid	(0.52)	(0.54)	(0.12)
Net asset value, end of year	$10.69	$10.88	$10.48
Total return[3]	2.95%	9.13%	6.01%
Supplemental data and ratios:

Net assets, end of year (millions)	$833	$519	$415
Ratio to average net assets of:[4,5]

Total expenses before waivers/reimbursements[6]	0.74%	0.81%	0.88%
Total expenses after waivers/reimbursements[6]	0.53%	0.53%	0.53%
Net investment income, net of waivers/reimbursements	1.41%	2.43%	2.89%	[7]
Net investment income, before waivers/reimbursements	1.20%	2.15%	2.54%	[7]
Portfolio turnover rate[8]	438%	612%	318%

[1]	Commencement of operations was November 2, 2018.
[2]	Calculated using the average shares outstanding method.
[3]
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. The total return is not annualized for periods less than one year.

[4]	Ratios are annualized for periods less than one year.
[5]	Ratios do not include impact of the expenses of the underlying funds in which the fund invests.
[6]	Expenses include dividend and interest expense of less than 0.01%.
[7]	As the Fund commenced investment operations on November 2, 2018, annualized net investment income ratios may not be reflective of actual amounts the Fund might obtain in a full year of operation.
[8]	Portfolio turnover rate is not annualized for periods less than one year.

Morningstar Funds Trust / Prospectus 2022

Morningstar Municipal Bond Fund

	Year Ended April 30	Year Ended April 30	Since Inception[1]
Selected per share data	2021	2020	2019
Net asset value, beginning of year	$10.14	$10.38	$10.00
Income (loss) from investment operations:

Net investment income[2]	0.21	0.23	0.12

Net realized and unrealized gains (losses)	0.61	(0.21)	0.36
Total income from investment operations	0.82	0.02	0.48
Less distributions paid:

From net investment income	(0.21)	(0.23)	(0.10)

From realized gains	—	(0.03)	—
Total distributions paid	(0.21)	(0.26)	(0.10)
Net asset value, end of year	$10.75	$10.14	$10.38
Total return[3]	8.14%	0.11%	4.79%
Supplemental data and ratios:

Net assets, end of year (millions)	$417	$340	$105
Ratio to average net assets of:[4,5]

Total expenses before waivers/reimbursements	0.66%	0.77%	1.05%
Total expenses after waivers/reimbursements	0.58%	0.58%	0.58%
Net investment income, net of waivers/reimbursements	1.98%	2.17%	2.48%	[6]
Net investment income, before waivers/reimbursements	1.90%	1.98%	2.01%	[6]
Portfolio turnover rate[7]	53%	127%	115%

[1]	Commencement of operations was November 2, 2018.
[2]	Calculated using the average shares outstanding method.
[3]
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. The total return is not annualized for periods less than one year.

[4]	Ratios are annualized for periods less than one year.
[5]	Ratios do not include impact of the expenses of the underlying funds in which the fund invests.
[6]	As the Fund commenced investment operations on November 2, 2018, annualized net investment income ratios may not be reflective of actual amounts the Fund might obtain in a full year of operation.
[7]	Portfolio turnover rate is not annualized for periods less than one year.

Morningstar Funds Trust / Prospectus 2022

Morningstar Defensive Bond Fund

	Year Ended April 30	Year Ended April 30	Since Inception[1]
Selected per share data	2021	2020	2019
Net asset value, beginning of year	$10.17	$10.10	$10.00
Income (loss) from investment operations:

Net investment income[2]	0.20	0.20	0.11

Net realized and unrealized gains	0.16	0.13	0.08
Total income from investment operations	0.36	0.33	0.19
Less distributions paid:

From net investment income	(0.19)	(0.23)	(0.09)

From realized gains	(0.10)	(0.03)	—
Total distributions paid	(0.29)	(0.26)	(0.09)
Net asset value, end of year	$10.24	$10.17	$10.10
Total return[3]	3.56%	3.36%	1.87%
Supplemental data and ratios:

Net assets, end of year (millions)	$201	$183	$156
Ratio to average net assets of:[4,5]

Total expenses before waivers/reimbursements	0.64%	0.66%	0.93%
Total expenses after waivers/reimbursements	0.48%	0.48%	0.48%
Net investment income, net of waivers/reimbursements	1.92%	2.02%	2.28%	[6]
Net investment income, before waivers/reimbursements	1.76%	1.84%	1.83%	[6]
Portfolio turnover rate[7]	53%	88%	4%

[1]	Commencement of operations was November 2, 2018.
[2]	Calculated using the average shares outstanding method.
[3]
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. The total return is not annualized for periods less than one year.

[4]	Ratios are annualized for periods less than one year.
[5]	Ratios do not include impact of the expenses of the underlying funds in which the fund invests.
[6]	As the Fund commenced investment operations on November 2, 2018, annualized net investment income ratios may not be reflective of actual amounts the Fund might obtain in a full year of operation.
[7]	Portfolio turnover rate is not annualized for periods less than one year.

Morningstar Funds Trust / Prospectus 2022

Morningstar Multisector Bond Fund

	Year Ended April 30	Year Ended April 30	Since Inception[1]
Selected per share data	2021	2020	2019
Net asset value, beginning of year	$9.39	$10.28	$10.00
Income (loss) from investment operations:

Net investment income[2]	0.44	0.46	0.27

Net realized and unrealized gains (losses)	0.94	(0.83)	0.21
Total income (loss) from investment operations	1.38	(0.37)	0.48
Less distributions paid:

From net investment income	(0.25)	(0.43)	(0.20)

From realized gains	—	(0.09)	—
Total distributions paid	(0.25)	(0.52)	(0.20)
Net asset value, end of year	$10.52	$9.39	$10.28
Total return[3]	14.79%	(3.97% )	4.86%
Supplemental data and ratios:

Net assets, end of year (millions)	$237	$192	$161
Ratio to average net assets of:[4,5]

Total expenses before waivers/reimbursements	0.91%	0.98%	1.18%
Total expenses after waivers/reimbursements	0.79%	0.79%	0.80%
Net investment income, net of waivers/reimbursements	4.31%	4.52%	5.41%	[6]
Net investment income, before waivers/reimbursements	4.19%	4.33%	5.03%	[6]
Portfolio turnover rate[7]	127%	138%	53%

[1]	Commencement of operations was November 2, 2018.
[2]	Calculated using the average shares outstanding method.
[3]
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. The total return is not annualized for periods less than one year.

[4]	Ratios are annualized for periods less than one year.
[5]	Ratios do not include impact of the expenses of the underlying funds in which the fund invests.
[6]	As the Fund commenced investment operations on November 2, 2018, annualized net investment income ratios may not be reflective of actual amounts the Fund might obtain in a full year of operation.
[7]	Portfolio turnover rate is not annualized for periods less than one year.

Morningstar Funds Trust / Prospectus 2022

Morningstar Global Opportunistic Equity Fund

	Six Months Ended October 31	Year Ended April 30	Year Ended April 30	Since Inception[1]
Selected per share data	2021 (unaudited)	2021	2020	2019
Net asset value, beginning of year	$12.08	$9.28	$10.38	$10.00
Income (loss) from investment operations:

Net investment income[2]	0.11	0.14	0.23	0.12

Net realized and unrealized gains (losses)	0.34	2.99	(0.91)	0.37
Total income (loss) from investment operations	0.45	3.13	(0.68)	0.49
Less distributions paid:

From net investment income	—	(0.23)	(0.21)	(0.11)

From realized gains	—	(0.10)	(0.21)	—
Total distributions paid	—	(0.33)	(0.42)	(0.11)
Net asset value, end of year	$12.53	$12.08	$9.28	$10.38
Total return[3]	3.72%	34.01%	(7.07% )	4.97%
Supplemental data and ratios:

Net assets, end of year (millions)	$214	$211	$138	$56
Ratio to average net assets of:[4,5]

Total expenses before waivers/reimbursements	0.74%	0.78%	0.94%	1.48%
Total expenses after waivers/reimbursements	0.74%	0.74%	0.73%	0.64%
Net investment income, net of waivers/reimbursements	1.79%	1.28%	2.29%	2.38%	[6]
Net investment income, before waivers/reimbursements	1.79%	1.24%	2.08%	1.54%	[6]
Portfolio turnover rate[7]	54%	52%	66%	76%

[1]	Commencement of operations was November 2, 2018.
[2]	Calculated using the average shares outstanding method.
[3]
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. The total return is not annualized for periods less than one year.

[4]	Ratios are annualized for periods less than one year.
[5]	Ratios do not include impact of the expenses of the underlying funds in which the fund invests.
[6]	As the Fund commenced investment operations on November 2, 2018, annualized net investment income ratios may not be reflective of actual amounts the Fund might obtain in a full year of operation.
[7]	Portfolio turnover rate is not annualized for periods less than one year.

Morningstar Funds Trust / Prospectus 2022

Morningstar Alternatives Fund

	Year Ended April 30	Year Ended April 30	Since Inception[1]
Selected per share data	2021	2020	2019
Net asset value, beginning of year	$10.12	$10.10	$10.00
Income (loss) from investment operations:

Net investment income[2]	0.12	0.25	0.05

Net realized and unrealized gains (losses)	0.77	(0.05)	0.08
Total income from investment operations	0.89	0.20	0.13
Less distributions paid:

From net investment income	(0.13)	(0.14)	(0.03)

From realized gains	(0.17)	(0.04)	—
Total distributions paid	(0.30)	(0.18)	(0.03)
Net asset value, end of year	$10.71	$10.12	$10.10
Total return[3]	8.92%	1.94%	1.26%
Supplemental data and ratios:

Net assets, end of year (millions)	$328	$186	$112
Ratio to average net assets of:[4,5]

Total expenses before waivers/reimbursements[6]	1.68%	1.48%	1.91%
Total expenses after waivers/reimbursements[6]	1.26%	1.13%	0.96%
Total expenses after waivers/reimbursements and excluding dividend and interest expense	1.12%	0.87%	0.77%
Net investment income, net of waivers/reimbursements	1.14%	2.45%	1.08%	[7]
Net investment income, before waivers/reimbursements	0.72%	2.10%	0.13%	[7]
Portfolio turnover rate[8]	372%	154%	103%

[1]	Commencement of operations was November 2, 2018.
[2]	Calculated using the average shares outstanding method.
[3]
Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. The total return is not annualized for periods less than one year.

[4]	Ratios are annualized for periods less than one year.
[5]	Ratios do not include impact of the expenses of the underlying funds in which the fund invests.
[6]	Expenses include dividend and interest expense of 0.14%, 0.26%, and 0.19% for April 30, 2021; April 30, 2020; and April 30, 2019, respectively.
[7]	As the Fund commenced investment operations on November 2, 2018, annualized net investment income ratios may not be reflective of actual amounts the Fund might obtain in a full year of operation.
[8]	Portfolio turnover rate is not annualized for periods less than one year.

Morningstar Funds Trust Privacy Policy Please read “Other Important Information” section below for information about Morningstar Funds Trust access to your personal information
Why?	Financial companies can choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand Morningstar Funds Trust access to your personal information.
What?
Personal information includes, but is not limited to:
▶  Your name, address, phone number, and email address
▶  Your social security number or other unique identifier
▶  Your account information, such as account balance and transactions (including account transaction history)
▶  Your demographic information, such as age, income, investment preferences, investment experience and risk profile

How?	All financial companies need to share clients’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their clients’ personal information; the reasons Trust chooses to share; and whether you can limit this sharing.
	Reasons financial companies can share your personal information	Does Morningstar Funds Trust share?	Can you limit this sharing?

	For our everyday business purposes—such as to process your transactions, maintain your account(s), or respond to court orders and legal investigations	See “Other important information” below:	No
	For our marketing purposes—to offer our products and services	No	N/A
	For joint marketing with other financial companies	No	N/A
	For our affiliates’ everyday business purposes—information about your transactions and experiences	No	N/A
	For our affiliates’ everyday business purposes—information about your creditworthiness	No	N/A
	For our affiliates to market to you	No	N/A
	For nonaffiliates to market to you	No	N/A
Who we are	Who is providing this notice? Morningstar Funds Trust
What we do
How does Morningstar Funds Trust protect your personal information?
Security measures are in place to protect against unauthorized access to, or unauthorized alteration, disclosure or destruction of personal information. Secure data networks are protected by industry standard firewall and password protection systems.

How does Morningstar Funds collect your personal information?
We will collect your personal information if you open an account directly with us or if you gave us your personal information; however, please read the “Other important information” section below.

Why can’t you limit sharing?
Federal law gives you the right to limit only:
▶  sharing for affiliates’ everyday business purposes—information about your creditworthiness
▶  affiliates from using your information to market to you
▶  sharing for nonaffiliates to market to you. State laws and individual companies’ policies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
▶  Morningstar Funds Trust’s investment adviser is Morningstar Investment Management LLC, a wholly owned subsidiary of Morningstar, Inc. Morningstar Investment Services LLC, a wholly owned subsidiary of Morningstar Investment Management LLC, is the sponsor of the Morningstar Managed Portfolios advisory service.

Nonaffiliates
Companies not related by common ownership or control. They can be financial and nonfinancial companies.
▶  The Trust does not share your personal information with nonaffiliates for their marketing their services to you.

Joint marketing A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▶ The Trust does not have such an agreement in place.
Other Important Information
Morningstar Funds Trust (“Morningstar Funds”) are available through investment programs provided by financial institutions (each a “Program”).
Such Programs include, Morningstar Managed Portfolios, an investment advisory program sponsored by Morningstar Investment Services LLC, investment advisory programs provided by unaffiliated financial advisers, managed account advisory services certain third-party retirement plan sponsors (e.g., employers) and/or retirement plan recordkeepers make available to their retirement plan participants, and solutions provided in model marketplaces. The financial institution’s client’s assets are held at a nonaffiliated custodian (“Custodian”) who report buy/sells of Morningstar Funds shares to the Trust’s transfer agent at an aggregate level (e.g., omnibus). Because of this structure, under normal circumstances, the Trust does not have personal information of the shareholders of the Morningstar Funds. From time‑to‑time, Morningstar Funds Trust may seek shareholder’s personal information to fulfill regulatory requirements and/or obligations. In those instances, Morningstar Funds Trust will not make your personal information available to anyone other thanthe above-mentioned affiliates. Morningstar Funds Trust reserves the right to change this policy at any time by distributing and/or posting a new privacy policy without notice.

Questions?	Your privacy is very important to us. If you have further questions, contact us at (877) 626‑3224.

PN-2

You can find more information about the Funds in the following documents:
Statement of Additional Information (SAI)
The SAI provides additional details about the investments and techniques of each Fund and certain other additional information. A current SAI is on file with the SEC and is herein incorporated into this prospectus by reference. It is legally considered a part of this prospectus.
Annual/Semiannual Reports
Additional information about each Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. Each Fund’s annual report contains a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during the Fund’s prior fiscal year.
Householding of Reports and Prospectuses
If more than one member of your household is a shareholder of any of the Funds in the Morningstar Funds Trust, regulations allow us, subject to certain requirements, to deliver single copies of your shareholder reports, prospectuses and prospectus supplements to a shared address for multiple shareholders. For example, a husband and wife with separate accounts in the same Fund who have the same shared address generally receive two separate envelopes containing the same report or prospectus. Under the system, known as “householding,” only one envelope containing one copy of the same report or prospectus will be mailed to the shared address for the household. You may benefit from this system in two ways: a reduction in mail you receive and a reduction in Fund expenses due to lower Fund printing and mailing costs.
However, if you prefer to continue to receive separate shareholder reports and prospectuses for each shareholder living in your household now or at any time in the future, please contact your financial advisor or the transfer agent if you do not want this policy to apply to you.
You can obtain free copies of these documents, request other information, and discuss your questions about the Funds by contacting the Funds at:
Morningstar Funds Trust
22 W. Washington Street Chicago, IL 60602 877‑626‑3224 http://connect.rightprospectus.com/Morningstar
You can review and copy information including the Funds’ reports and SAI at the Public Reference Room of the SEC, 100 F Street N.E. Washington, D.C. 20549-1520. You can obtain information on the operation of the Public Reference Room by calling (202) 551‑8090. Shareholder reports and other information about each Fund are also available:

•	Free of charge from the Funds’ website at http://connect.rightprospectus.com/Morningstar.
•	Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov.
•	For a fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520.
•	For a fee, by e‑mail request to publicinfo@sec.gov.
(The Trust’s SEC Investment Company Act file number is 811‑23235.)

Statement of Additional Information

For all Funds except Morningstar Global Opportunistic Equity Fund: August 31, 2021, as amended and restated May 2, 2022

Morningstar Global Opportunistic Equity Fund: April 29, 2022, as amended and restated May 2, 2022

Morningstar Funds Trust

Morningstar U.S. Equity Fund	MSTQX
Morningstar International Equity Fund	MSTFX
Morningstar Global Income Fund	MSTGX
Morningstar Total Return Bond Fund	MSTRX
Morningstar Municipal Bond Fund	MSTPX
Morningstar Defensive Bond Fund	MSTBX
Morningstar Multisector Bond Fund	MSTMX
Morningstar Global Opportunistic Equity Fund (formerly, Morningstar Unconstrained Allocation Fund)	MSTSX
Morningstar Alternatives Fund	MSTVX

22 W. Washington Street

Chicago, IL 60602

877-626-3224

http://connect.rightprospectus.com/Morningstar

This Statement of Additional Information (SAI) is not a prospectus and it should be read in conjunction with the prospectus for the above-listed series of the Morningstar Funds Trust (collectively, the “Funds”), dated August 31, 2021, as amended and restated May 2, 2022, with respect to all Funds except Morningstar Global Opportunistic Equity Fund and April 29, 2022, as amended and restated May 2, 2022 with respect to Morningstar Global Opportunistic Equity Fund, advised by Morningstar Investment Management LLC (“Morningstar” or “adviser” or “we”). Copies of the Funds’ prospectus are available at http://connect.rightprospectus.com/Morningstar or by calling the above number. Morningstar has retained certain investment managers as subadvisers, each responsible for portfolio management of a portion of each Fund’s total assets.

The audited financial statements of the Funds and related report of the independent registered public accounting firm, contained in the annual report to the Funds’ shareholders for the fiscal year ended April 30, 2021 are incorporated herein by reference in the section entitled “Financial Statements. The unaudited financial statements and schedules of investments contained in the Morningstar Global Opportunistic Equity Fund’s semi-annual report to the Fund’s shareholders for the period ended October 31, 2021, are also incorporated herein by reference in the section entitled “Financial Statements.” Copies of the annual and semi-annual reports, as applicable may be obtained upon request and without charge by calling the Funds at 877-626-3224.

The Trust

The Trust is a Delaware statutory trust organized under the laws of the State of Delaware on March 1, 2017, and is registered with the Securities and Exchange Commission (the SEC) as an open-end management investment company under the Investment Company Act of 1940, as amended (the 1940 Act). The Trust’s Agreement and Declaration of Trust (the Declaration of Trust) permits the Trust’s board of trustees to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series. The Trust may also issue separate classes of shares of any series. Currently, the Trust consists of nine series. The board may from time to time issue other series (and multiple classes of such series), the assets and liabilities of which will be separate and distinct from any other series. Prior to May 2, 2022, Morningstar Global Opportunistic Equity Fund was named Morningstar Unconstrained Allocation Fund.

All of the Funds, except for the Morningstar Multisector Bond Fund, are classified and operate as diversified funds under the 1940 Act. The Morningstar Multisector Bond Fund is classified as nondiversified. Under the 1940 Act, a diversified fund is a fund that meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer. A Fund may not change its diversification classification to become nondiversified without the approval of the holders of a majority of the Fund’s outstanding voting securities.

As used in this SAI, “a majority of a Fund’s outstanding voting securities” means the lesser of (1) 67% of the shares of beneficial interest of the Fund represented at a meeting at which more than 50% of the outstanding shares are present, or (2) more than 50% of the outstanding shares of beneficial interest of the Fund.

The Morningstar Multisector Bond Fund is classified as nondiversified under the 1940 Act. This means that, pursuant to the 1940 Act, there is no restriction as to how much the Fund may invest in the securities of any one issuer. However, to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the Code), the Morningstar Multisector Bond Fund (like all of the Funds) intends to comply, as of the end of each taxable quarter, with certain diversification requirements imposed by the Code. Pursuant to these requirements, at the end of each taxable quarter, the Morningstar Multisector Bond Fund, among other things, will not have investments in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) of more than 25% of the value of the Fund’s total assets. In addition, with respect to 50% of the Morningstar Multisector Bond Fund’s total assets, no investment can exceed 5% of the Fund’s total assets or 10% of the outstanding voting securities of the issuer.

As a nondiversified investment company, the Morningstar Multisector Bond Fund may be subject to greater risks than diversified investment companies because of the larger impact of fluctuation in the values of securities of fewer issuers.

The Funds’ prospectus and this SAI are a part of the Trust’s registration statement filed with the SEC. Copies of the complete registration statement may be obtained from the SEC upon payment of the prescribed fee or may be accessed free of charge at the SEC’s website at sec.gov.

Investment Strategies, Policies, and Risks

Equity Securities

Equity securities include common and preferred stocks, warrants, rights, and depository receipts. An investment in the equity securities of a company represents a proportionate ownership interest in that company. Therefore, a Fund participates in the financial success or failure of any company in which it has an equity interest.

Equity investments are subject to greater fluctuations in market value than other asset classes as a result of such factors as the issuer’s business performance, investor perceptions, stock market trends, and general economic conditions. Equity securities rank lower than bonds and other debt instruments in a company’s capital structure in terms of priority for corporate income and liquidation payments. See the prospectus for additional information regarding equity investments and their risks.

1

All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. Historically, the equity markets have moved in cycles, and the value of the Funds’ securities may fluctuate substantially from day to day. Owning an equity security can also subject a Fund to the risk that the issuer may discontinue paying dividends.

To the extent a Fund invests in the equity securities of small- or medium-sized companies, it will be exposed to the risks of small- and medium-sized companies. Such companies may have narrower markets for their goods and/or services and may have more limited managerial and financial resources than larger, more established companies. Furthermore, such companies may have limited product lines, or services, markets, or financial resources, or may depend on a small management group. In addition, because these stocks may not be well-known to the investing public, may not have significant institutional ownership, and are typically followed by fewer third-party analysts, there will normally be less publicly available information on these securities compared with the securities of larger companies. Adverse publicity and investor perceptions can also decrease the value and liquidity of securities held by a Fund. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the Fund’s volatility.

Common Stock—Common stocks represent a proportionate ownership share of a company, and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to risks related to their ranking in the capital structure. If a company in which a Fund invests is liquidated, the holders of preferred stock and creditors will be paid in full before any payments are made to holders of common stock. It is possible that all assets of a liquidated company will be exhausted before any payments are made to a Fund.

Preferred Stock—Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks for dividend payments and liquidation of assets. A preferred stock has characteristics of both a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership but does not have the seniority of a bond. Unlike common stock, a preferred stock’s participation in the issuer’s growth may be limited. Although the dividend is set at a fixed annual rate, it is subject to the risk that the dividend can be changed or omitted by the issuer.

Equity-Linked Investments—Equity-linked investments are subject to the same risks as direct investments in securities of the underlying investment. If the underlying investment decreases in value, the value of the equity-linked investment will decrease; however, the performance of such investments may not correlate exactly to the performance of the underlying investment that they seek to replicate. Equity-linked investments are also subject to counterparty risk, which is the risk that the issuer of such investment — which is different from the issuer of the underlying investment — may be unwilling or unable to fulfill its obligations. There is no guarantee that a liquid market will exist or that the counterparty or issuer of such investments will be willing to repurchase them when a Fund wishes to sell them.

Convertible Securities and Warrants

Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities also include corporate bonds, notes, and preferred stock. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no investment is without some risk, investments in convertible securities generally entail less risk than an issuer’s common stock. However, any reduction in risk depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. In addition to the general risks associated with equity securities discussed above, the market value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

Warrants and similar rights are instruments that give a Fund the right to purchase certain securities from an issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised before the expiration date. These factors can make warrants more speculative than other types of investments.

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Other Corporate Debt Securities

The Funds may invest in non-convertible debt securities of foreign and domestic companies over a cross-section of industries. The debt securities in which a Fund may invest will be of varying maturities and may include corporate bonds, debentures, notes and other similar corporate debt instruments. The value of a longer-term debt security fluctuates more widely in response to changes in interest rates than do shorter-term debt securities.

Cash Position

When Morningstar or one of the Funds’ subadvisers believes that market conditions are unfavorable, or if a subadviser is otherwise unable to locate attractive investment opportunities, a Fund’s holdings in cash or similar investments may increase. Cash or similar investments generally are a residual — they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a Fund’s adviser or subadviser may also temporarily increase the Fund’s cash position to protect its assets or maintain liquidity. Partly because each of the subadvisers acts independently of other subadvisers, the cash positions of a Fund may vary significantly.

If a Fund’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

Risks of Investing in Debt Securities

There are a number of risks generally associated with an investment in debt securities (including convertible securities). Yields on short-, intermediate-, and long-term securities depend on a variety of factors, including the general condition of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue.

Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with short maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of such portfolio investments, and a decline in interest rates will generally increase the value of such portfolio investments. The ability of a Fund to achieve its investment objective also depends on the continuing ability of the issuers of the debt securities in which the Fund invests to meet their obligations for the payment of interest and principal when due.

Taxes—A Fund may purchase debt securities (such as zero coupon or pay-in-kind securities) that contain an original issue discount. The gradual increase in price of these securities to offset the original issue discount as earned income by a Fund and therefore is subject to the distribution requirements applicable to regulated investment companies under Subchapter M of the Code. Because the original issue discount earned by a Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

Risks of Investing in Lower-Rated Debt Securities

Sensitivity to Interest-Rate and Economic Changes—The economy and interest rates affect lower-rated debt securities differently from other securities. For example, the prices of lower-rated bonds have often been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults, a Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated bonds and a Fund’s asset values.

Payment Expectations—Lower-rated bonds present certain risks based on payment expectations. For example, lower- rated bonds may contain redemption and call provisions. If an issuer exercises these provisions in a declining interest-rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a lower-rated bond’s value will decrease in a rising interest-rate market, as will the value of a Fund’s assets. If a Fund experiences unexpected net redemptions, it may be forced to sell its lower-rated bonds without regard to their investment merits, thereby decreasing the asset base upon which a Fund’s expenses can be spread and possibly reducing the Fund’s rate of return.

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Liquidity and Valuation—To the extent that there is no established retail secondary market, there may be thin trading of lower-rated bonds, and this may impact a subadviser’s ability to accurately value lower-rated bonds and a Fund’s assets and hinder the Fund’s ability to dispose of the bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated bonds, especially in a thinly traded market.

Credit Ratings—Credit ratings evaluate the safety of principal and interest payments, not the market value risk of lower- rated bonds. Also, since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, a subadviser must monitor the issuers of lower-rated bonds in a Fund’s portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the bonds’ liquidity so the Fund can meet redemption requests. A Fund will not necessarily dispose of a portfolio security when its rating has been changed.

Distressed Companies, Loan Participations and Unfunded Commitments

From time to time, a Fund may purchase the direct indebtedness of various companies (Indebtedness), or participation interests in Indebtedness (Participations), including Indebtedness and Participations of reorganizing companies. Indebtedness can be distinguished from traditional debt securities in that debt securities are part of a large issue of securities to the general public which is typically registered with a securities registration organization, such as the SEC, and which is held by a large group of investors. Indebtedness may not be a security, but rather, may represent a specific commercial loan or portion of a loan which has been given to a company by a financial institution such as a bank or insurance company. The company is typically obligated to repay such commercial loan over a specified time period. By purchasing the Indebtedness of companies, a Fund in effect steps into the shoes of the financial institution which made the loan to the company before its restructuring or refinancing. Indebtedness purchased by a Fund may be in the form of loans, notes or bonds.

The length of time remaining until maturity on the Indebtedness is one factor the subadvisers consider in purchasing a particular Indebtedness. Indebtedness which represents a specific Indebtedness of the company to a bank, is not considered to be a security issued by the bank selling it. A Fund may purchase loans from national and state-chartered banks as well as foreign banks, and they normally invest in the Indebtedness of a company which has the highest priority in terms of payment by the company, although on occasion lower priority Indebtedness also may be acquired.

Participations represent fractional interests in a company’s Indebtedness. The financial institutions that typically make Participations available are banks or insurance companies, governmental institutions, such as the Resolution Trust Corporation, the Federal Deposit Insurance Corporation or the Pension Benefit Guaranty Corporation, or certain organizations such as the World Bank, which are known as “supranational organizations.” Supranational organizations are entities established or financially supported by the national governments of one or more countries to promote reconstruction or development. Indebtedness and Participations may be illiquid as described below.

When a Fund purchases a loan participation, the Fund enters into a contractual relationship with the lender or a third party selling such participations (“Selling Participant”), but not the borrower. In this case, the Fund assumes the credit risk of the borrower and the Selling Participant and any other persons inter-positioned between the Fund and the borrower (“Intermediate Participants”). In contrast, when one of the Funds purchases an assignment, the contractual relationship is with the borrower and the credit risk assumed by the Fund is only with the borrower. Although certain loan participations or assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor.

The Funds may also enter into unfunded commitments, which are contractual obligations for future funding. These unfunded commitments represent a future obligation in full, even though a percentage of the commitment may not be utilized by the borrower. Loan commitments are made pursuant to a term loan, a revolving credit line or a combination thereof. A term loan is generally a loan in a fixed amount that borrowers repay in a scheduled series of repayments or a lump-sum payment at maturity. A revolving credit line permits borrowers to draw down, repay, and re-borrow specified amounts on demand. These types of investments may include standby financing commitments, which obligate the Fund to supply additional cash to the borrower on demand. The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unfunded

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commitments are marked to market daily and any unrealized appreciation (depreciation) from unfunded commitments is reported in the Statements of Assets and Liabilities as well as the Statements of Operations in the Funds’ Financial Statements. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. In addition, loan participations and assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for loan participations and assignments and certain loan participations and assignments which were liquid, when purchased, may become illiquid.

Potential lack of investor protections under federal and state securities laws. If a corporate loan purchased by a Fund is not considered to be a “security,” the Fund will not receive the same investor protections with respect to such investment that are available to purchasers of investments that are considered “securities” under federal and state securities laws, including any possible recourse against an underwriter.

Illiquid Investments

Pursuant to Rule 22e-4 of the 1940 Act (“Rule 22e-4”), a Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investment that are assets. An illiquid investment is defined in Rule 22e-4 as any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Morningstar and subadvisers will monitor the amount of illiquid investments in a Fund, consistent with Rule 22e-4 and in accordance with the Trust’s Liquidity Risk Management Program.

Illiquid investments may include securities and other financial instruments that do not have a readily available market, repurchase agreements having a maturity of longer than seven calendar days and certain securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the Securities Act). Limitations on resale may have an adverse effect on the marketability of such securities, and a Fund might be unable to sell such securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven calendar days.

Because of their illiquid nature, illiquid investments may need to be priced at fair value as determined in good faith pursuant to procedures approved by the Trust’s board. Despite such good faith efforts to determine fair value prices, a Fund’s illiquid investments are subject to the risk that the investment’s fair value price may differ from the actual price that the Fund may ultimately realize upon its sale or disposition.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the Commission under the Securities Act, a subadviser, pursuant to procedures adopted by the Trust’s board of trustees, may determine that such securities are not illiquid investments pursuant to Rule 22e-4 notwithstanding their legal or contractual restrictions on resale.

Exchange-Traded Funds and Other Registered Investment Companies

A Fund may invest in exchange-traded funds (ETFs), which are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. ETFs are also subject to other risks, including the risk that their prices may not correlate perfectly with changes in the underlying index and the risk of possible trading halts due to market conditions or other reasons that, in the view of the exchange upon which an ETF trades, would make trading in the ETF inadvisable. An exchange-traded sector fund may also be adversely affected by the performance of that specific sector or group of industries on which it is based. Investments in ETFs are generally subject to limits in the 1940 Act on investments in other investment companies, subject to certain exceptions.

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Despite the possibility of greater fees and expenses, investments in other investment companies may nonetheless be attractive for several reasons, especially in connection with foreign investments. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for the Fund to invest in such countries. In other cases, when a portfolio manager desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country.

The Funds’ investment in the securities of other investment companies is subject to the applicable provisions of the 1940 Act and the rules thereunder. Specifically, Section 12(d)(1) of the 1940 Act contains various limitations on the ability of a registered investment company (an “acquiring fund”) to acquire shares of another registered investment company (an “acquired fund”). Under these limits, an acquiring fund generally cannot (i) purchase more than 3% of the total outstanding voting stock of an acquired fund; (ii) invest more than 5% of its total assets in securities issued by an acquired company; and (iii) invest more than 10% of its total assets in securities issued by other investment companies. Likewise, an acquired fund, as well as its principal underwriter or any broker or dealer registered under the Securities Exchange Act of 1934, cannot knowingly sell more than 3% of the total outstanding voting stock of the acquired fund to an acquiring fund, or more than 10% of the total outstanding voting stock of the acquired fund to acquiring funds generally.

In October 2020, the SEC adopted Rule 12d1-4 under the 1940 Act to create a regulatory framework for funds’ investments in other funds. Rule 12d1-4 allows a fund to acquire the securities of another investment company in excess of the limitations imposed by Section 12 without obtaining an exemptive order from the SEC, subject to certain limitations and conditions. Among those conditions is the requirement that, prior to a fund relying on Rule 12d1-4 to acquire securities of another fund in excess of the limits of Section 12(d)(1), the acquiring fund must enter into a Fund of Funds Agreement with the acquired fund. (This requirement does not apply when the acquiring fund’s investment adviser acts as the acquired fund’s investment adviser and does not act as sub-adviser to either fund.).

Rule 12d1-4 also is designed to limit the use of complex fund structures. Under Rule 12d1-4, an acquired fund is prohibited from purchasing or otherwise acquiring the securities of another investment company or private fund if, immediately after the purchase, the securities of investment companies and private funds owned by the acquired fund have an aggregate value in excess of 10% of the value of the acquired fund’s total assets, subject to certain limited exceptions. Accordingly, to the extent a Fund’s shares are sold to other investment companies in reliance on Rule 12d1-4, the Fund will be limited in the amount it could invest in other investment companies and private funds.

Each Fund may invest in other investment companies, including those managed by Morningstar or a subadviser, to the extent permitted by any rule or regulation of the SEC or any order or interpretation thereunder. Each Fund may invest in non-U.S. investment companies to the extent permitted by law.

Each Fund may invest in one or more ETFs or other investment companies that track indices developed or maintained by Morningstar, Inc. (each, a “Morningstar Index”). As an index provider, Morningstar, Inc. receives licensing fees calculated based upon the level of net assets invested in ETFs or other investment products that track its indices. To mitigate the potential conflict of interest that could arise from a Fund investing in an ETF or other investment product that tracks a Morningstar Index, Fund assets invested in such an ETF or other investment product are excluded from the calculation of licensing fees paid to Morningstar, Inc.

Money Market Mutual Funds

A Fund may under certain circumstances invest a portion of its assets in money market funds. However, an investment in a money market mutual fund will involve payment by the Fund of its pro rata share of advisory and administrative fees charged by such fund.

Short-Term Investments

A Fund may invest in any of the following short-term securities and instruments:

Bank Obligations—Obligations including certificates of deposit, fixed time deposits and bankers’ acceptances, commercial paper and other debt obligations of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except as permitted below.

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Certificates of Deposit, Bankers’ Acceptances and Time Deposits—A Fund may hold certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.

Obligations of Savings Institutions—Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more (investments in savings institutions above $100,000 in principal amount are not protected by federal deposit insurance).

Fully Insured Certificates of Deposit—Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the Federal Deposit Insurance Corporation), limited to $250,000 principal amount per certificate and to 15% or less of a Fund’s net assets in all such obligations and in all illiquid assets, in the aggregate.

Commercial Paper and Short-Term Notes—Each Fund may invest a portion of its assets in commercial paper and short- term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P Global Ratings, “Prime-1” or “Prime-2” by Moody’s Investors Service, Inc.©, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the adviser or subadviser to be of comparable quality. These rating symbols are described in Appendix A.

Other Short-Term Obligations—Debt securities initially issued with a remaining maturity of 397 days or less and that have a short-term rating within ratings categories of at least A-1 by S&P or P-1 by Moody’s.

Municipal Securities

A Fund may invest in municipal securities. Municipal securities are issued by the states, territories and possessions of the United States, their political subdivisions (such as cities, counties and towns) and various authorities (such as public housing or redevelopment authorities), instrumentalities, public corporations and special districts (such as water, sewer or sanitary districts) of the states, territories, and possessions of the United States or their political subdivisions. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds, that are backed only by the assets and revenues of the non- governmental user (such as hospitals and airports).

Municipal securities are issued to obtain funds for a variety of public purposes, including general financing for state and local governments, or financing for specific projects or public facilities. Municipal securities are classified as general obligation or revenue bonds or notes. General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable from revenue derived from a particular facility, class of facilities, or the proceeds of a special excise tax or other specific revenue source, but not from the issuer’s general taxing power. Private activity bonds and industrial revenue bonds do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued.

Municipal leases are entered into by state and local governments and authorities to acquire equipment and facilities such as fire and sanitation vehicles, telecommunications equipment, and other assets. Municipal leases (which normally provide for title to the leased assets to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

Tender Option Bonds

A Fund may invest in tender option bond (TOB) programs, a type of synthetic municipal bond instrument that allows the purchaser to receive a variable rate of tax-exempt income from a trust entity that holds long-term municipal bonds. These types of instruments involve the deposit into a trust or custodial account of one or more long-term tax-exempt bonds or notes

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(Underlying Bonds), and the sale of certificates evidencing interests in the trust or custodial account to investors such as an Underlying Fund. The trustee or custodian receives the long-term fixed-rate interest payments on the Underlying Bonds, and pays certificate holders fixed rates or short-term floating or variable interest rates which are reset periodically. A TOB provides a certificate holder with the conditional right to sell its certificate to the sponsor or some designated third party at specified intervals and receive the par value of the certificate plus accrued interest (a demand feature). A “fixed-rate trust certificate” evidences an interest in a trust entitling a certificate holder to fixed future interest and/or principal payments on the Underlying Bonds. A “variable-rate trust certificate” evidences an interest in a trust entitling the certificate holder to receive variable-rate interest based on prevailing short-term interest rates and also typically provides the certificate holder with the conditional demand feature (the right to tender its certificate at par value plus accrued interest under certain conditions).

All TOBs purchased by a Fund must meet the minimum quality standards for the Fund as disclosed in the purchasing Fund’s prospectus. In selecting TOB instruments for the Funds, Morningstar or a Fund’s subadviser(s) will consider the creditworthiness of the issuer of the Underlying Bond, the sponsor and the party providing certificate holders with a conditional right to sell their certificates at stated times and prices (a demand feature).

Typically, a certificate holder cannot exercise the demand feature until the occurrence of certain conditions, such as where the issuer of the Underlying Bond defaults on interest payments. Moreover, because TOB instruments involve a trust or custodial account and a third-party conditional demand feature, they involve complexities and potential risks that may not be present where a municipal security is owned directly.

The tax-exempt character of the interest paid to certificate holders is based on the assumption that the holders have an ownership interest in the Underlying Bonds; however, the IRS has not issued a ruling addressing this issue. In the event the IRS issues an adverse ruling or successfully litigates this issue, it is possible that the interest paid to an underlying fund on certain TOB instruments would be deemed to be taxable. The underlying funds rely on opinions of special tax counsel on this ownership question and opinions of bond counsel regarding the tax-exempt character of interest paid on the Underlying Bonds.

U.S. and Foreign Government Obligations

A Fund may invest in U.S. Government obligations including Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association (GNMA), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC), and the Student Loan Marketing Association (SLMA).

Some of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the SLMA, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

A Fund may invest in sovereign debt obligations of foreign countries. A sovereign debtor’s willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which it may be subject. A government could default on its sovereign debt obligations. This risk of default is higher in emerging markets. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitments on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to meet such conditions could result in the cancellation of such third parties’ commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debt in a timely manner.

Floating-Rate and Variable-Rate Demand Notes

A Fund may purchase taxable or tax-exempt floating-rate and variable-rate demand notes for short-term cash management or other investment purposes. Floating-rate and variable-rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days’ notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days’ notice to the holders. The interest rate of a floating-rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable-rate demand note is reset at specified intervals at a market rate.

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Inverse Floaters

An inverse floater is a type of instrument that bears a floating or variable interest rate that moves in the opposite direction to interest rates generally or the interest rate on another security or index. Inverse floaters are typically created by a broker depositing an income-producing instrument, which may be a mortgage-backed security, in a trust. The trust in turn issues a variable-rate security and inverse floaters. The interest rate for the variable-rate security is typically determined by an index or an auction process, while the inverse floater holder receives the balance of the income from the underlying income-producing instrument less an auction fee. Because inverse floaters may be considered to be leveraged, including if their interest rates vary by a magnitude that exceeds the magnitude of the change in a reference rate of interest (typically a short-term interest rate) the market prices of inverse floaters may be highly sensitive to changes in interest rates and in prepayment rates on the underlying securities, and may decrease significantly when interest rates increase or prepayment rates change. The returns on inverse floaters may be leveraged, increasing substantially the volatility and interest-rate sensitivity.

Zero-Coupon and Payment-in-Kind Bonds

A Fund may invest without limit in so-called zero-coupon bonds and payment-in-kind bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. A Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though the investments do not make any current interest payments. Thus, it may be necessary at times for the Fund to liquidate other investments to satisfy its distribution requirements under the Code.

Foreign Securities

A Fund may invest in securities issued by foreign governments and corporations, including emerging- and frontier-market securities, that are U.S. dollar denominated obligations. A Fund may invest in securities issued by foreign companies or governmental authorities either directly or through depository receipts or ETFs (generally referred to as “foreign securities”). Investing in foreign securities involves more risk than investing in U.S. securities. Changes in the value of foreign currencies can significantly affect the value of a foreign security held by a Fund, irrespective of developments relating to the issuer. In addition, the values of foreign securities may be affected by changes in exchange control regulations and fluctuations in the relative rates of exchange between the currencies of different nations, as well as by economic and political developments. Other risks involved in investing in foreign securities include the following: there may be less publicly available information about foreign companies comparable to the reports and ratings that are published about companies in the United States; foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies; some foreign stock markets have substantially less volume than U.S. markets, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies; there may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than exist in the United States; and there may be the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect assets of a Fund held in foreign countries. Investments in foreign government debt obligations also involve special risks. The issuer of the debt may be unable or unwilling to pay interest or repay principal when due in accordance with the terms of such debt, and a Fund may have limited legal resources in the event of default. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance.

Foreign Securities Traded in the United States—A Fund may own foreign equity or debt securities that are traded in the United States and denominated in United States dollars. They also may be issued originally in the United States. For example, some foreign companies raise capital by selling dollar-denominated bonds to institutional investors in the United States. Such bonds have all of the risks associated with foreign securities traded in foreign markets, except for the risks of foreign securities markets. There may be a thin trading market for foreign securities that are traded in the United States, and in some cases such securities may be illiquid, since such securities may be restricted and traded principally among institutional investors.

Foreign Securities Traded in Foreign Markets—A Fund may invest in foreign securities that are traded in foreign securities markets. In addition to the general risks of foreign investments discussed above, securities that are traded in foreign markets present special risks, including higher brokerage costs, potentially thinner trading markets, extended settlement periods and

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the risks of holding securities with foreign sub-custodians and securities depositories. A Fund may also engage in foreign currency futures contracts, foreign currency forward contracts, and foreign currency exchange contracts. See “Foreign Currency” below for a description of such investments. The Funds may also invest some or all of their excess cash in deposit accounts with foreign banks.

Securities of Emerging-Market Issuers—A Fund may invest in the securities of issuers in less developed foreign countries including countries whose economies or securities markets are not yet highly developed (emerging markets). Emerging markets are nations with below investment grade credit ratings and social or business activity in the process of rapid growth and industrialization. There are special risks associated with investing in emerging markets in addition to those described above. These special risks include, among others, greater political uncertainties, an economy’s dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruptions in securities settlement procedures. Certain emerging market countries have material limitations on Public Company Accounting Oversight Board (“PCAOB”) inspection, investigation and enforcement capabilities which hinder the ability to engage in independent oversight or inspection of accounting firms located in or operating in certain emerging markets; therefore, there is no guarantee that the quality of financial reporting or the audits conducted by audit firms of certain emerging market issuers meet PCAOB standards. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. Emerging markets countries also may have less developed legal systems allowing for enforcement of private property rights and/or redress for injuries to private property, such as bankruptcy. The ability to bring and enforce actions in emerging market countries, or to obtain information needed to pursue or enforce such actions, may be limited and shareholder claims may be difficult or impossible to pursue.

Securities of Frontier-Market Issuers—A Fund may invest in the securities of issuers in frontier markets. There are special risks associated with investing in frontier markets in addition to those described above. Frontier-market countries are countries that have smaller economies or less developed capital markets than traditional emerging markets. Frontier countries tend to have relatively low gross national product per capita compared to the larger traditionally recognized emerging markets. The frontier emerging-market countries include the least developed countries even by emerging- markets standards. The risks of investments in frontier emerging-market countries include all the risks described above for investment in foreign securities and emerging markets, although these risks are magnified in the case of frontier countries.

European Market Risk—A Fund may invest in issuers in European markets. Adverse economic and political events in Europe may cause the Fund’s investments to decline in value. Member states of the European Union (“EU”) are subject to restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and recessions in an EU member country may have a significant adverse effect on the economies of other EU member countries. In recent years, the European financial markets have experienced volatility and adverse trends due to concerns about rising government debt levels of several European countries, including Greece, Spain, Ireland, Italy and Portugal. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including EU member countries that do not use the euro and non-EU member countries. In addition, the risk of investing in Europe may be heightened due to the United Kingdom’s departure from the EU on January 31, 2020. The country’s departure (known as “Brexit”) sparked depreciation in the value of the British pound, short-term declines in the stock markets and heightened risk of continued economic volatility worldwide, thus heightening the risk of investing in Europe. The United Kingdom and the EU have reached an agreement that governs the relationship between the United Kingdom and the EU following the United Kingdom’s departure from the EU in areas such as trade in goods and in certain services. There remains considerable uncertainty about the consequences and economic effects of the UK’s departure. While it is not possible to determine the precise impact these events may have on the Fund, the impact on the United Kingdom and European economies and the broader global economy could be significant, resulting in negative impacts, such as increased volatility and illiquidity, and potentially lower economic growth, on markets in the United Kingdom, Europe and globally, which may adversely affect the value of the Fund’s investments. In addition, Brexit could create actual or perceived additional economic stresses for the United Kingdom, including potential for decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty, and possible declines in business and consumer spending, as well as foreign direct investment. Moreover, the United Kingdom had been one of the EU’s largest economies; its departure also may negatively impact the EU and Europe by triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU (thereby perpetuating political instability in the region). If one or more other countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

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Risks of Investing in Asian Issuers—Investments in securities of Asian issuers involve risks and special considerations not typically associated with investments in the U.S. securities markets. Certain Asian economies have experienced over- extension of credit, currency devaluations and restrictions, high unemployment, high inflation, rapid fluctuations in inflation and interest rates, decreased exports, economic recessions and political unrest. Investments in certain Asian issuers are also subject to the risk of frequent trading suspensions and government interventions (including by nationalizing assets); potential limits on using brokers and on foreign ownership; different financial reporting standards; custody and other risks associated with programs used to access certain investments; higher dependence on exports and international trade; political and social instability; infectious disease outbreaks; regional and global conflicts; increased trade tariffs, embargoes and other trade limitations; and uncertainties in tax rules that could result in unexpected tax liabilities for the Fund. Economic and political events in any one Asian country can have a significant effect on the entire Asian region as well as on major trading partners outside Asia, and any adverse effect on some or all of the Asian countries and regions in which the Fund invests. The securities markets in some Asian economies are relatively underdeveloped and may subject the Fund to a higher degree of risk. To the extent a Fund invests in securities of companies located in or operating in China, the inability of the PCAOB to inspect audit work papers and practices of PCAOB-registered accounting firms in China with respect to their audit work of U.S. reporting companies may impose significant additional risks associated with investments in China; therefore, there is no guarantee that the quality of financial reporting or the audits conducted by audit firms of such issuers meet PCAOB standards.

Investments in Chinese companies may be made through a special structure known as a variable interest entity (“VIE”). In a VIE structure, foreign investors, such as the Fund, will only own stock in a shell company rather than directly in the Chinese company, known as the VIE. The VIE must be owned by Chinese nationals (and/or Chinese companies), which are typically the VIE’s founders, to obtain the licenses and/or assets required to operate in certain restricted and/or prohibited sectors in China. The value of the shell company is therefore derived from its ability to consolidate the VIE into its financials pursuant to contractual arrangements that allow the shell company to exert a degree of control over, and obtain economic benefits arising from, the VIE without formal legal ownership. The shell company is typically set up in an offshore jurisdiction, such as the Cayman Islands, and enters into the service and other contracts with the VIE through a wholly foreign-owned enterprise based in China. The VIE structure is designed to provide foreign investors with exposure to Chinese companies that operate in certain sectors in which China restricts and/or prohibits foreign investments, such as internet, media, education and telecommunications.

While VIEs are a longstanding industry practice that is well known to Chinese officials and regulators, historically they have not been formally recognized under Chinese law and regulations regarding the structure are evolving. In December 2021, the China Securities Regulatory Commission (CSRC) published draft rules that would permit the use of VIE structures, provided such structures abide by Chinese laws and register with the CSRC. The new draft rules, however, may cause Chinese companies to undergo greater scrutiny and may make the process to create and operate VIEs more difficult and expensive. It is uncertain whether Chinese officials or regulators will withdraw their acceptance of the VIE structure or limit VIEs’ ability to pass through economic and governance rights to foreign individuals and entities. The contractual arrangements with the VIE also may not be as effective in providing operational control as direct equity ownership. The Chinese equity owner(s) of a VIE could decide to breach the contractual arrangements and may have conflicting interests and fiduciary duties as compared to foreign investors in the shell company. Further, any breach or dispute under these contracts will likely fall under Chinese jurisdiction and law. Prohibitions of these structures by the Chinese government, or the inability to enforce such contracts through Chinese courts and/or arbitration bodies, would likely cause the VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent effects, and in turn, adversely affect the Fund’s returns and net asset value.

Risks of Investing in Latin American Issuers—The economies of certain Latin American countries have experienced high interest rates, economic volatility, inflation, currency devaluations, government debt defaults and high unemployment rates. Certain Latin American countries have experienced periods of political and economic instability and social unrest in the past. International economic conditions, particularly those in the U.S., Europe and Asia, as well as world prices for oil and other commodities may also influence the development of Latin American economies. These risks, among others, may adversely affect the value of the Fund’s investments.

Depositary Receipts

Many securities of foreign issuers are represented by American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs) (collectively, depositary receipts). Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S. ADRs evidence ownership of, and represent the right to receive, securities of foreign issuers deposited in a domestic bank or trust company or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter (OTC). While ADRs do not eliminate all the risks associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, a Fund will avoid currency and certain foreign market trading risks during the settlement period for either purchases or sales. In general, there

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is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the U.S. market or exchange on which they are traded, which standards are generally more uniform and more exacting than those to which many foreign issuers may be subject.

EDRs and GDRs are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. EDRs and GDRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. If the issuer’s home country does not have developed financial markets, a Fund could be exposed to the credit risk of the custodian or financial institution and greater market risk. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest, and processing corporate actions. A Fund would be expected to pay a share of the additional fees, which it would not pay if investing directly in the foreign securities. A Fund may experience delays in receiving its dividend and interest payments or exercising rights as a shareholder.

Depositary receipts may reduce some but not eliminate all the risks inherent in investing in the securities of foreign issuers. Depositary receipts are still subject to the political and economic risks of the underlying issuer’s country and are still subject to foreign currency exchange risk. Depositary receipts will be issued under sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information about an issuer that has participated in the creation of a sponsored program. There may be an increased possibility of untimely responses to certain corporate actions of the issuer, such as stock splits and rights offerings, in an unsponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between this information and the market value of the depositary receipts. If a Fund’s investment depends on obligations being met by the arranger as well as the issuer of an unsponsored program, the Fund will be exposed to additional credit risk.

Asset-Backed, Mortgage-Related and Mortgage-Backed Securities

Mortgage-backed securities, including collateralized mortgage obligations (CMOs) and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, receivables from credit card agreements, company receivables or other assets. The cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed or mortgage-backed securities depends on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. A Fund may each invest in any such instruments or variations as may be developed, to the extent consistent with its investment objectives and policies and applicable regulatory requirements. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans and is likely to experience substantial prepayments.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-backed securities. In that event a Fund may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-backed securities. If the life of a mortgage-backed security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

Adjustable rate mortgage securities (ARMs), like traditional mortgage-backed securities, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate mortgage-backed securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals,

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usually by reference to an interest-rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer’s creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods.

A Fund may also invest in hybrid ARMs, whose underlying mortgages combine fixed-rate and adjustable rate features.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of locking in attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest-rate adjustment feature of mortgages underlying ARMs likewise reduces the ability to lock-in attractive rates. As a result, mortgage-backed and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Fund.

At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for certain investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired before their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on a Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities. Principal only or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Fund’s ability to buy or sell those securities at any particular time.

Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans. Therefore, mortgage-backed securities backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults or the increased risk of default.

The risks associated with other asset-backed securities (including in particular the risks of issuer default and of early prepayment) are generally similar to those described above for CMOs. In addition, because asset-backed securities generally do not have the benefit of a security interest in the underlying assets comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property.

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Asset-backed securities may be collateralized by the fees earned by service providers. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets. For the purposes of a Fund’s concentration policy, asset-backed securities will be classified in a consistent manner deemed reasonable by the Fund.

Collateralized Bond Obligations (CBOs), Collateralized Loan Obligations (CLOs), and Other Collateralized Debt Obligations (CDOs)—A CBO is a trust which is often backed by a pool of high risk, below investment grade fixed-income securities, such as high-yield bonds, privately issued mortgage-related securities, commercial mortgage-related securities, trust preferred securities, or emerging-market debt. A CLO is a trust typically backed by a pool of loans, which may include senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be below investment grade. Other CDOs are trusts backed by other types of assets. The assets backing a CBO, CLO, or CDO trust may be referred to as “the collateral.” CBOs, CLOs and other CDOs may charge management fees and administrative expenses. The cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. Senior tranches can often be rated investment grade. CBO, CLO or other CDO tranches can experience substantial losses due to defaults, deterioration of protecting tranches, market participants’ perception of credit risk, as well as aversion to these securities generally. The risks of an investment in a CBO, CLO or other CDO often depend on the collateral securities and the particular tranche in which the Fund invests. These securities are often privately offered and not registered under securities laws. In addition to the normal risks associated with fixed-income securities (e.g., interest-rate risk and credit risk), CBOs, CLOs and other CDOs carry additional risks including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the possibility that the quality of the collateral may decline in value or default, the risk that a Fund may invest in CBOs, CLOs or other CDOs that are subordinate to other tranches, as well as risks related to the complexity of the security and its structure.

Federal, state and local government officials and representatives as well as certain private parties have proposed actions to assist homeowners who own or occupy property subject to mortgages. Certain of those proposals involve actions that would affect the mortgages that underlie or relate to certain mortgage-related securities, including securities or other instruments which a Fund may hold or in which they may invest. Some of those proposals include, among other things, lowering or forgiving principal balances; forbearing, lowering or eliminating interest payments; or utilizing eminent domain powers to seize mortgages, potentially for below market compensation. The prospective or actual implementation of one or more of these proposals may significantly and adversely affect the value and liquidity of securities held by a Fund and could cause the Fund’s net asset value to decline, potentially significantly. Tremendous uncertainty remains in the market concerning the resolution of these issues; the range of proposals and the potential implications of any implemented solution is impossible to predict.

Collateralized Mortgage Obligations (CMOs) and Multiclass Pass-Through Securities—CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. CMOs may be collateralized by Government National Mortgage Association (Ginnie Mae), Federal National Mortgage Association (Fannie Mae), or Federal Home Loan Mortgage Corporation (Freddie Mac) certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral is collectively hereinafter referred to as “Mortgage Assets”). Mortgage Assets may be collateralized by commercial or residential uses. Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, may require a Fund to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of mortgage pass-through securities may elect to be treated as a Real Estate Mortgage Investment Conduit (REMIC). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. Although CMOs and REMICs differ in certain respects, characteristics of CMOs described below apply in most cases to REMICs, as well.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a tranche, is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. Certain CMOs may have variable or floating interest rates and others may be stripped mortgage securities. For more information on stripped mortgage securities, see “Stripped Mortgage Securities” below.

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The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on other mortgage-backed securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches are generally higher than prevailing market yields on mortgage-backed securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile.

CMO Residuals—CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. The cash flow generated by the mortgage assets underlying a series of a CMO is applied first to make required payments of principal and interest on the securities or certificates issued by the CMO and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. The yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will be extremely sensitive to changes in the level of the index upon which interest-rate adjustments are based. The Fund may fail to recoup fully its initial investment in a CMO residual. CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act. CMO residuals, whether or not registered under the Securities Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid.”

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Government Mortgage Pass-Through Securities—A Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans purchased from individual lenders by an agency, instrumentality or sponsored corporation of the United States government (Federal Agency) or originated by private lenders and guaranteed, to the extent provided in such securities, by a Federal Agency. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments at payments (not necessarily in fixed amounts) that are a pass-through of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The government mortgage pass-through securities in which a Fund may invest include those issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. Ginnie Mae certificates are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. Fannie Mae is a federally chartered, privately owned corporation and Freddie Mac is a corporate instrumentality of the United States. Fannie Mae and Freddie Mac certificates are not backed by the full faith and credit of the United States but the issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so.

Certificates for these types of mortgage-backed securities evidence an interest in a specific pool of mortgages. These certificates are, in most cases, modified pass-through instruments, wherein the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages.

The Housing and Economic Recovery Act of 2008 (HERA) authorized the Secretary of the Treasury to support Fannie Mae, Freddie Mac, and the Federal Home Loan Banks (FHLBs) (collectively, the “GSEs”) by purchasing obligations and other securities from those government-sponsored enterprises. HERA gave the Secretary of the Treasury broad authority to determine the conditions and amounts of such purchases.

On September 6, 2008, the Federal Housing Finance Agency (FHFA) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. FHFA selected a new chief executive officer and chairman of the board of directors for Fannie Mae and Freddie Mac.

In connection with the conservatorship, the U.S. Treasury, exercising powers granted to it under HERA, entered into a Senior Preferred Stock Purchase Agreement (SPA) with each of Fannie Mae and Freddie Mac pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of Fannie Mae and Freddie Mac to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. On December 24, 2009, the U.S. Treasury announced further amendments to the SPAs which included additional financial support for each GSE through the end of 2012 and changes to the limits on their retained mortgage portfolios. Although legislation has been enacted to support certain GSEs, including the FHLBs, Freddie Mac and Fannie Mae, there is no assurance that GSE obligations will be satisfied in full, or that such obligations will not decrease in value or default. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact the GSEs and the values of their related securities or obligations.

Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The SPA is intended to enhance each of Fannie Mae’s and Freddie Mac’s ability to meet its obligations.

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Under the Federal Housing Finance Regulatory Reform Act of 2008 (the Reform Act), which was included as part of Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac before FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of Fannie Mae or Freddie Mac because FHFA views repudiation as incompatible with the goals of the conservatorship. However, if FHFA, as conservator or if it is later appointed as receiver for Fannie Mae or Freddie Mac, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of Fannie Mae’s or Freddie Mac’s available assets. The future financial performance of Fannie Mae and Freddie Mac is heavily dependent on the performance of the U.S. housing market.

In the event of repudiation, the payments of interest to holders of Fannie Mae, or Freddie Mac mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of Fannie Mae or Freddie Mac mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by Fannie Mae and Freddie Mac under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for Fannie Mae and Freddie Mac mortgage-backed securities may provide (or with respect to securities issued before the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of Fannie Mae or Freddie Mac, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace Fannie Mae or Freddie Mac as trustee if the requisite percentage of mortgage-backed security holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which Fannie Mae or Freddie Mac is a party, or obtain possession of or exercise control over any property of Fannie Mae or Freddie Mac, or affect any contractual rights of Fannie Mae or Freddie Mac, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

The FHFA has indicated that the conservatorship of each of Fannie Mae and Freddie Mac will end when the director of the FHFA determines that the FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed. In 2019, the FHFA announced plans to consider taking Fannie Mae and Freddie Mac out of conservatorship, however it is not clear whether such an initiative will progress under the current administration. Should Fannie Mae and Freddie Mac be taken out of conservatorship, it is unclear whether the U.S. Treasury would continue to enforce its rights or perform its obligations under the SPAs. It also is unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed post-conservatorship, and what effects, if any, the privatization of Fannie Mae and Freddie Mac will have on their creditworthiness and guarantees of certain mortgage-backed securities. Accordingly, should the FHFA take Fannie Mae and Freddie Mac out of conservatorship, there could be an adverse impact on the value of their securities which could cause the Fund’s investments to lose value.

Since March 13, 2020, there have been a number of government initiatives applicable to federally backed mortgage loans in response to the economic impacts of COVID-19, including foreclosure and eviction moratoria, mortgage forbearances and loan modifications for borrowers and renters experiencing financial hardship due to COVID-19.

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It is difficult to predict how government initiatives relating to COVID-19 may affect the federally backed mortgage market, the U.S. mortgage market as a whole and the price of securities relating to the mortgage markets. However, high forbearance rates create a real possibility of billions of dollars of loan servicers’ obligations to advance payment to investors in securities backed by mortgages in the absence of borrower payments on the underlying loans. In response to this possibility, the FHFA announced on April 21, 2020 that loan servicers’ obligation to advance scheduled monthly payments for Fannie Mae and Freddie Mac backed single-family mortgage loans in forbearance will be limited to four months. After the four-month period, Fannie Mae and Freddie Mac will stand ready to take over advancing payments to investors in MBS pool. This FHFA action clarifies that mortgage loans with COVID-19 payment forbearances shall be treated similar to a natural disaster event and will remain in the MBS pool. This change is intended to reduce the potential liquidity demands on Fannie Mae and Freddie Mac resulting from loans in COVID-19 forbearance and delinquent loans, but there is no assurance that such change will reduce the liquidity demands on Fannie Mae and Freddie Mac or prevent financial hardship on Fannie Mae and Freddie Mac generally as a result of the mandated COVID-19 payment forbearances and resulting obligation to advance payments to investors. It is not possible to predict with certainty the extent to which these or similar initiatives in the future may adversely impact the value of the Fund’s investments (direct or indirect, through Private Investment Funds) in securities issued by Fannie Mae or Freddie Mac and in investments in securities in the U.S. mortgage industry as a whole.

Private Mortgage Pass-Through Securities—Private mortgage pass-through securities are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities and are issued by United States and foreign private issuers such as originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed-rate or adjustable-rate mortgage loans. Private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae and Freddie Mac, and are subject to greater complexity and risk of loss.

Mortgage Assets often consist of a pool of assets representing the obligations of a number of different parties. There are usually fewer properties in a pool of assets backing commercial mortgage-backed securities than in a pool of assets backing residential mortgage-backed securities hence they may be more sensitive to the performance of fewer Mortgage Assets. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security.

Stripped Mortgage Securities—Stripped mortgage securities may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities not issued by Federal Agencies may be illiquid. The liquidity of such investments will be determined pursuant to Rule 22e-4 and in accordance with the Trust’s Liquidity Risk Management Program.

Stripped mortgage securities usually are structured with two classes that receive different proportions of the interest and principal distribution of a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). PO classes generate income through the accretion of the deep discount at which such securities are purchased, and, while PO classes do not receive periodic payments of interest, they receive monthly payments associated with scheduled amortization and principal prepayment from the mortgage assets underlying the PO class. The yield to maturity on a PO or an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A slower than expected rate of principal payments may have an adverse effect on a PO class security’s yield to maturity. If the underlying mortgage assets experience slower than anticipated principal repayment, a Fund may fail to fully recoup its initial investment in these securities. Conversely, a rapid rate of principal payments may have a material adverse effect on an IO class security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments or principal, the Fund may fail to fully recoup its initial investment in these securities.

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A Fund may purchase stripped mortgage securities for income, or for hedging purposes to protect the Fund’s portfolio against interest rate fluctuations. For example, since an IO class will tend to increase in value as interest rates rise, it may be used to hedge against a decrease in value of other fixed-income securities in a rising interest-rate environment.

Mortgage Dollar Rolls—A Fund may enter into mortgage dollar rolls with a bank or a broker-dealer. A mortgage dollar roll is a transaction in which a Fund sells mortgage-related securities for immediate settlement and simultaneously purchases the same type of securities for forward settlement at a discount. While a Fund begins accruing interest on the newly purchased securities from the purchase or trade date, it is able to invest the proceeds from the sale of its previously owned securities, which will be used to pay for the new securities. The use of mortgage dollar rolls is a speculative technique involving leverage and can have an economic effect similar to borrowing money for investment purposes.

Real Estate Investment Trusts (REITs)—A Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. Like Regulated Investment Companies (RICs) such as the Fund, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Code. A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the Fund’s own expenses.

REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the risk of borrower default. REITs, and mortgage REITs in particular, are also subject to interest-rate risk. REITs are dependent upon their operators’ management skills, are generally not diversified (except to the extent the Code requires), and are subject to heavy cash flow dependency and the risk of default by borrowers. REITs are also subject to the possibility of failing to qualify for tax-free pass-through of income under the Code or failing to maintain their exemptions from registration under the 1940 Act. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities.

A Fund’s investment in a REIT may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes or may require the Fund to accrue and distribute income not yet received. In addition, distributions attributable to REITs made by a Fund to Fund shareholders will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

Forward Commitments and Dollar Rolls—A Fund may enter into contracts to purchase mortgage securities for a fixed price at a future date beyond customary settlement time (forward commitments) if the Fund sets aside on its books liquid assets in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced (TBA) mortgage purchase commitments, the unit price and the estimated principal amount are established when a Fund enters into a contract, with the actual principal amount being within a specified range of the estimate. TBA mortgages shall not exceed 20% of a Fund’s net assets. For these obligations, a Fund will segregate or earmark liquid assets in an amount sufficient to cover its obligations. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines before the settlement date, which risk is in addition to the risk of decline in the value of a Fund’s other assets. Where such purchases are made through dealers, a Fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a Fund of an advantageous yield or price. Although a Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, the Fund may dispose of a commitment before settlement if a subadviser deems it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments.

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A Fund may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, a Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If a Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

A Fund may enter into mortgage dollar roll transactions (generally using TBAs) in which it sells a fixed-income security for delivery in the current month and simultaneously contracts to purchase similar securities (for example, same type, coupon and maturity) at an agreed upon future time. By engaging in a dollar roll transaction, a Fund foregoes principal and interest paid on the security that is sold but receives the difference between the current sales price and the forward price for the future purchase. A Fund would also be able to earn interest on the proceeds of the sale before they are reinvested. A Fund accounts for dollar rolls as purchases and sales. Dollar rolls may be used to create investment leverage and may increase a Fund’s risk and volatility.

The obligation to purchase securities on a specified future date involves the risk that the market value of the securities that a Fund is obligated to purchase may decline below the purchase price. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent or defaults on its obligation, a Fund may be adversely affected.

Inflation-Protected Securities

A Fund may invest in U.S. Treasury Inflation Protected Securities (U.S. TIPS), which are fixed-income securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation. A Fund may also invest in other inflation-protected securities issued by non-U.S. governments or by private issuers. U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed for U.S. TIPS, even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, a Fund will be subject to deflation risk with respect to its investments in these securities. In addition, the current market value of the bonds is not guaranteed and will fluctuate. If a Fund purchases in the secondary market U.S. TIPS whose principal values have been adjusted upward due to inflation since issuance, a Fund may experience a loss if there is a subsequent period of deflation. A Fund may also invest in other inflation-related bonds which may or may not provide a guarantee of principal. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The periodic adjustment of U.S. TIPS is currently tied to the CPI-U, which is calculated by the U.S. Department of Treasury. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States.

In general, the value of inflation-protected bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-protected bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected bonds. If inflation is lower than expected during the period a Fund holds the security, the Fund may earn less on the security than on a conventional bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. As a result, if a Fund invests in inflation-protected securities, it could be required at times to liquidate other investments, including when it is not advantageous to do so, to satisfy its distribution requirements as a RIC and to eliminate any fund-level income tax liability under the Code.

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Initial Public Offerings

A Fund may purchase debt securities in initial public offerings (IPOs). These securities, which are often issued by unseasoned companies, may be subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. Securities issued in an IPO frequently are very volatile in price, and a Fund may hold securities purchased in an IPO for a very short period of time. As a result, a Fund’s investments in IPOs may increase portfolio turnover, which increases brokerage and administrative costs and may result in taxable distributions to shareholders.

At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs.

Private Investments

Private Placement and Restricted Securities—A Fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Private placement and restricted securities are not registered under the Securities Act, and may be neither listed on an exchange nor traded in other established markets. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing and may not function as efficiently as established markets. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when a subadviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held, and potentially at prices lower than their fair market value. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value.

Certain of the Funds’ investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, a Fund may obtain access to material non-public information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

While such private placements may offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often restricted securities, i.e., securities which cannot be sold to the public without registration under the Securities Act or the availability of an exemption from registration (such as Rules 144 or 144A), or which are not readily marketable because they are subject to other legal or contractual delays in or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price. A Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. In addition, market quotations are less readily available. The judgment of a subadviser may at times play a greater role in valuing these securities than in the case of publicly traded securities.

Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act. Issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were registered or publicly traded.

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From time to time, a restricted security may be registered for resale. A considerable time period may elapse between the time a Fund decides to sell the security and the time it is actually permitted to sell the security freely under an effective registration statement. If during such period, adverse market conditions were to develop, the Fund might obtain less favorable pricing terms than when it decided to sell the security. Transactions in restricted securities may entail other transaction costs that are higher than those for transactions in unrestricted securities.

When selling restricted securities to the public, a Fund may be deemed to be an underwriter for purposes of the Securities Act, and in such event the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the Prospectuses forming a part of it, is materially inaccurate or misleading.

Redeemable Securities—Certain securities held by a Fund may permit the issuer at its option to call or redeem its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Special Purpose Acquisition Companies

The Morningstar Alternatives Fund may invest in the common stock of and other interests (e.g., warrants and rights) in special purpose acquisition companies or similar special purpose entities (collectively, “SPACs”). A SPAC is a special purpose vehicle that seeks to identify and effect an acquisition of, or merger with, an operating company in a particular industry or sector. SPACs typically issue public shares and warrants or rights pursuant to an initial public offering, and also typically issue “founders” shares and warrants or rights to the SPAC sponsor. During the period when management of the SPAC seeks to identify a potential acquisition or merger target, typically most of the capital raised for that purpose (less a portion retained to cover expenses) is invested in income-producing investments. The Morningstar Alternatives Fund may invest in SPACs for a variety of investment purposes, including to achieve income. These investments may include investments in the public shares, warrants or rights issued directly with a SPAC or may include founder’s shares, warrants or rights, either directly or indirectly through shares of a holding company. Some SPACs provide the opportunity for public common shareholders to have some or all of their shares redeemed by the SPAC at or around the time a proposed merger or acquisition is expected to occur. If not subject to a restriction on resale, the Fund may sell its investments in SPACs at any time, including before, at or after the time of a merger or acquisition. The Morningstar Alternatives Fund may invest in certain SPAC founder investments where the SPAC securities or the securities of a holding company owning SPAC securities will not be registered under the Securities Act of 1933, as amended and/or no public market may exist for such securities. Such investments involve a high degree of risk which could cause the Fund to lose all or part of its investment. The restrictions on resale of certain unregistered SPAC investments may be for an extended time (e.g., two to three years). The Morningstar Alternatives Fund does not presently intend to invest more than 5% of its net assets in unregistered SPACs at time of purchase, but reserves the right to increase that amount in appropriate situations.

Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or may be subject to restrictions on resale. An investment in a SPAC is subject to a variety of risks, including that (i) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction; (ii) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (iii) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders; (iv) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (v) the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (vi) the Fund will be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (vii) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (viii) no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s intrinsic value; and (ix) founders shares, warrants or rights are subject to a greater risk of loss than public securities issued by a SPAC, and (x) the values of investments in SPACs may be highly volatile and may depreciate significantly over time.

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Hybrid Securities

A Fund may acquire hybrid securities. A third party or subadviser may create a hybrid security by combining an income- producing debt security (income producing component) and the right to receive payment based on the change in the price of an equity security (equity component). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The equity component is achieved by investing in securities or instruments such as cash-settled warrants to receive a payment based on whether the price of a common stock surpasses a certain exercise price. A hybrid security comprises two or more separate securities, each with its own market value. Therefore, the market value of a hybrid security is the sum of the values of its income-producing component and its equity component.

Structured Investments

A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded OTC. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest-rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.

Credit-Linked Notes—Credit-linked notes (“CLNs”) are typically set up as a “pass-through” note structure created by a broker or bank as an alternative investment for funds or other purchasers to directly buying a bond or group of bonds. CLNs are typically issued at par, with a one-to-one relationship with the notional value to the underlying bond(s). The performance of the CLN, however, including maturity value, is linked to the performance of the specified underlying bond(s) as well as that of the issuing entity.

In addition to the risk of loss of its principal investment, a Fund bears the risk that the issuer of the CLN will default or become bankrupt. In such an event, a Fund may have difficulty being repaid, or fail to be repaid, the principal amount of its investment. A downgrade or impairment to the credit rating of the issuer will also likely impact negatively the price of the CLN, regardless of the price of the bond(s) underlying the CLNs. A CLN is typically structured as a limited recourse, unsecured obligation of the issuer of such security such that the security will usually be the obligation solely of the issuer and will not be an obligation or responsibility of any other person, including the issuer of the underlying bond(s).

Most CLNs are structured as Rule 144A securities so that they may be freely traded among institutional buyers. However, the market for CLNs may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the CLN to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices of CLNs. In certain cases, a market price for a CLN may not be available or may not be reliable, and a Fund could experience difficulty in selling such security at a fair price.

Borrowing and Other Forms of Leverage

A Fund has no present intent to do so, but may borrow money to the extent permitted by its investment policies and restrictions and applicable law. When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile and other investment risks will tend to be compounded. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s holdings. In addition to borrowing money from banks, a Fund may engage in certain other investment transactions that may be viewed as forms of financial leverage — for example, entering into reverse repurchase agreement and dollar rolls, investing collateral from loans of portfolio securities, entering into when-issued, delayed-delivery, or forward commitment transactions, or using derivatives such as swaps, futures, and forwards.

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Repurchase Agreements—A Fund may enter into reverse repurchase agreements, although it has no present intent to do so. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the security itself. The Fund will generally enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities. A Fund may not enter into a repurchase agreement with more than seven calendar days to maturity if, as a result, more than 15% of the value of its net assets would be invested in illiquid investments, including such repurchase agreements.

It is not clear whether a court would consider the security acquired by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before its repurchase under a repurchase agreement, a Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or a decline in price of the security. If a court characterizes the transaction as a loan, and a Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, Morningstar or the subadviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the other party, in this case the seller of the security.

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, a Fund will always receive as collateral for any repurchase agreement to which it is a party securities acceptable to it, the market value of which is equal to at least 102% of the amount invested by the Fund plus accrued interest, and the Fund will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its custodian. If the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully.

Derivatives

Some of the instruments in which a Fund may invest may be referred to as “derivatives,” because their value “derives” from the value of an underlying asset, reference rate, index or other market factor. These instruments include options, futures contracts, forward contracts, swap agreements and similar instruments. The market value of derivative instruments and securities sometimes may be more volatile than those of other instruments and each type of derivative instrument may have its own special risks.

Certain derivative instruments may expose a Fund to the credit risk of its counterparty. In the event the counterparty to such a derivative instrument becomes insolvent, a Fund potentially could lose all or a large portion of its investment in the derivative instrument.

Derivative instruments may be used for “hedging,” which means that they may be used when the adviser or a subadviser seeks to protect a Fund’s investments from a decline in value resulting from changes to interest rates, market prices, currency fluctuations, or other market factors. Derivative instruments may also be used for other purposes, including to seek to increase liquidity, provide efficient portfolio management, broaden investment opportunities (including taking short or negative positions), implement a tax or cash management strategy, gain exposure to a particular security or segment of the market, modify the effective duration of a Fund’s portfolio investments and/or enhance total return. However derivative instruments are used, their successful use is not assured and will depend upon, among other factors, the adviser’s or subadviser’s ability to gauge relevant market movements.

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Investing for hedging purposes or to increase a Fund’s return may result in certain additional transaction costs that may reduce the Fund’s performance. In addition, when used for hedging purposes, no assurance can be given that each derivative position will achieve a close correlation with the security or currency that is the subject of the hedge, or that a particular derivative position will be available when sought by the subadviser. While hedging strategies involving derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Use of derivatives and other forms of leverage by a Fund may require the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of a Fund’s portfolio may be magnified when the Fund uses leverage. Certain derivatives may create a risk of loss greater than the amount invested.

Forward Contracts—A Fund may invest in forward contracts for speculative or hedging purposes. A forward contract involves a negotiated obligation to purchase or sell a specific asset at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Risks associated with forwards include: (i) there may be an imperfect correlation between the movement in prices of forward contracts and the securities underlying them; (ii) there may not be a liquid market for forwards; and forwards may be difficult to accurately value. Forwards are also subject to credit risk, liquidity risk and leverage risk, each of which is further described elsewhere in this section.

Forward Foreign Currency Contracts—A forward foreign currency contract is an obligation to purchase or sell a specific non-U.S. currency in exchange for another currency, which may be U.S. dollars, at an agreed exchange rate (price) at a future date. Currency forwards are typically individually negotiated and privately traded by currency traders and their customers in the interbank market. A forward foreign currency contract will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, similar to when a Fund sells a security denominated in one currency and purchases a security denominated in another currency.

At the maturity of a forward foreign currency contract, a Fund may either exchange the currencies specified at the maturity of a forward foreign currency contract or, prior to maturity, the Fund may enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward foreign currency contract are usually effected with the counterparty to the original forward contract. A Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies but instead provide for settlement by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

Under definitions adopted by the Commodity Futures Trading Commission (CFTC) and SEC, non-deliverable forwards are considered swaps, and therefore are included in the definition of “commodity interests.” Although non-deliverable forwards have historically been traded in the OTC market, as swaps they may in the future be required to be centrally cleared and traded on public facilities. Forward foreign currency contracts that qualify as deliverable forwards are not regulated as swaps for most purposes, and are not included in the definition of “commodity interests.” However these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers.

CFTC regulation of forward foreign currency contracts, especially non-deliverable forwards, may restrict a Fund’s ability to use these instruments in the manner described above or subject the adviser to CFTC registration and regulation as a commodity pool operator with respect to that Fund.

The successful use of these transactions will usually depend on the adviser’s or a subadviser’s ability to accurately forecast currency exchange rate movements. Should exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of the transaction, or it may realize losses. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised, including because of the counterparty’s bankruptcy or insolvency. In unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Moreover, investors should bear in mind that the Funds are not obligated to actively engage in hedging or other currency transactions. For example, a Fund may not have attempted to hedge its exposure to a particular foreign currency at a time when doing so might have avoided a loss.

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Forward foreign currency contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not engaged in such contracts. Moreover, there may be an imperfect correlation between a Fund’s portfolio holdings of securities denominated in a particular currency and the currencies bought or sold in the forward foreign currency contract entered into by the Fund. This imperfect correlation may cause a Fund to sustain losses that will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

Futures Contracts—A Fund may enter into futures contracts. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference instrument, such as a specific security, rate, currency or commodity, at a specified price at a specified later date. Each Fund may purchase or sell interest rate futures for the purpose of hedging some or all of the value of its portfolio securities against changes in prevailing interest rates or to manage its duration or effective maturity. If the adviser or a subadviser anticipates that interest rates may rise and, concomitantly, the price of certain of its portfolio securities may fall, a Fund may sell futures contracts. If declining interest rates are anticipated, a Fund may purchase futures contracts to protect against a potential increase in the price of securities the Fund intends to purchase. Subsequently, appropriate securities may be purchased by a Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts.

When a Fund enters into a futures contract, it must deliver to an account controlled by a futures commission merchant a futures commission merchant (FCM) an amount referred to as “initial margin” that is typically calculated as an amount equal to the volatility in market value of a contract over a fixed period. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded and the FCM. Thereafter, a “variation margin” amount may be required to be paid by the Fund or received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the futures contract. The account is marked-to-market daily and the variation margin is monitored by the Fund’s investment manager and custodian on a daily basis. When the futures contract is closed out, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

A Fund’s use of futures contracts is subject to the risks associated with derivative instruments generally. In addition, if the adviser’s or a subadviser’s judgment about the general direction of interest rates or markets is wrong, a Fund’s overall performance may be poorer than if no financial futures contracts had been entered into. For example, in some cases, securities called for by a financial futures contract may not have been issued at the time the contract was written. In addition, the market prices of financial futures contracts may be affected by certain factors.

There is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If an FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

The risk of loss in trading financial futures can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Relatively small price movements in a financial futures contract could have an immediate and substantial impact, which may be favorable or unfavorable to a Fund. It is possible for a price- related loss to exceed the amount of a Fund’s margin deposit.

Each Fund will incur brokerage fees in connection with its futures transactions. In addition, while futures contracts will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

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Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities at expiration, in most cases the contractual commitment is closed out before expiration. The offsetting of a contractual obligation is accomplished by purchasing (or selling as the case may be) on a commodities or futures exchange an identical financial futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. A Fund will incur brokerage fees when it purchases or sells financial futures contracts, and will be required to maintain margin deposits. If a liquid secondary market does not exist when a Fund wishes to close out a financial futures contract, it will not be able to do so and will continue to be required to make daily cash payments of variation margin in the event of adverse price movements. There is no assurance that the Fund will be able to enter into closing transactions.

The CFTC and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short position that any person, such as a Fund, may hold or control in a particular futures contract. Trading limits are also imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The regulation of futures, as well as other derivatives, is a rapidly changing area of law.

Futures exchanges may also limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

Interest-Rate or Financial Futures Contracts—A Fund may invest in interest-rate or financial futures contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have generally tended to move in the aggregate in concert with cash market prices, and the prices have maintained fairly predictable relationships.

The sale of an interest-rate or financial futures contract by a Fund would create an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchased by a Fund would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although interest-rate or financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without delivery of securities. Closing out of a futures contract sale is effected by a Fund’s entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, a Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, a Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Fund’s entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, a Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

A Fund will deal only in standardized contracts on recognized exchanges. The exchange typically guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. Domestic interest-rate futures contracts are traded in an auction environment on the floors of several exchanges — principally, the Chicago Board of Trade and the Chicago Mercantile Exchange. A public market now exists in domestic futures contracts covering various financial instruments including long-term United States Treasury bonds and notes, GNMA modified pass-through mortgage-backed securities, three-month United States Treasury bills, and 90-day commercial paper. A Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments. International interest -rate futures contracts are traded on the London International

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Financial Futures Exchange, the Singapore International Monetary Exchange, the Sydney Futures Exchange Limited and the Tokyo Stock Exchange. Engaging in futures contracts on international exchanges may involve additional risks, including varying regulatory standards and supervision, fewer laws to protect investors, greater counterparty risk, greater transaction costs, greater volatility, and less liquidity, which could make it difficult for a Fund to transact.

Options on Futures Contracts—Options on futures contracts trade on the same contract markets as the underlying futures contract. When a Fund buys an option, it pays a premium for the right, but does not have the obligation, to purchase (call) or sell (put) a futures contract at a set price (called the exercise price). The purchase of a call or put option on a futures contract, whereby a Fund has the right to purchase or sell, respectively, a particular futures contract, is similar in some respects to the purchase of a call or put option on an individual security or currency. Depending on the premium paid for the option compared to either the price of the futures contract upon which it is based or the price of the underlying reference instrument, the option may be less risky than direct ownership of the futures contract or the underlying reference instrument.

The seller (writer) of an option becomes contractually obligated to take the opposite futures position if the buyer of the option exercises its rights to the futures position specified in the option. In return for the premium paid by the buyer, the seller assumes the risk of taking a possibly adverse futures position. In addition, the seller will be required to post and maintain initial and variation margin with the FCM. One goal of selling (writing) options on futures may be to receive the premium paid by the option buyer.

A Fund’s use of options on futures contracts is subject to the risks related to derivative instruments generally. In addition, the amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. The purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. The seller (writer) of an option on a futures contract is subject to the risk of having to take a possibly adverse futures position if the purchaser of the option exercises its rights. If the seller were required to take such a position, it could bear substantial losses. An option writer has potentially unlimited economic risk because its potential loss, except to the extent offset by the premium received, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract.

Options—A Fund may purchase and sell call and put options. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy an underlying reference instrument, such as a specified security, currency, index, or other instrument, from the writer of the option (in the case of a call option), or to sell a specified reference instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying reference instrument, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Put and call options are traded on national securities exchanges and in the OTC market.

As the buyer of a call option, a Fund has a right to buy the underlying reference instrument (e.g., a currency or security) at the exercise price at any time during the option period (for American style options). The Fund may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire. Unless the price of the underlying reference instrument changes sufficiently, a call option purchased by the Fund may expire without any value to the Fund, in which case the Fund would experience a loss to the extent of the premium paid for the option plus related transaction costs.

As the buyer of a put option, a Fund has the right to sell the underlying reference instrument at the exercise price at any time during the option period (for American style options). Like a call option, the Fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire. If a put option is not terminated in a closing sale transaction when it has remaining value, and if the market price of the underlying reference instrument remains equal to or greater than the exercise price during the life of the put option, the buyer would not make any gain upon exercise of the option and would experience a loss to the extent of the premium paid for the option plus related transaction costs. In order for the purchase of a put option to be profitable, the market price of the underlying reference instrument must decline sufficiently below the exercise price to cover the premium and transaction costs.

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Writing options may permit the writer to generate additional income in the form of the premium received for writing the option. The writer of an option may have no control over when the underlying reference instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the writer may be notified of exercise at any time prior to the expiration of the option (for American style options). In general, though, options are infrequently exercised prior to expiration. Whether or not an option expires unexercised, the writer retains the amount of the premium. Writing “covered” call options means that the writer owns the underlying reference instrument that is subject to the call option. Call options may also be written on reference instruments that the writer does not own.

If a call option written by a Fund expires unexercised, the Fund will realize a gain in the amount of the premium received. If the market price of the underlying reference instrument decreases, the call option will not be exercised and the Fund will be able to use the amount of the premium received to hedge against the loss in value of the underlying reference instrument. The exercise price of a call option will be chosen based upon the expected price movement of the underlying reference instrument. The exercise price of a call option may be below, equal to (at-the-money), or above the current value of the underlying reference instrument at the time the option is written.

As the writer of a put option, a Fund has a risk of loss should the underlying reference instrument decline in value. If the value of the underlying reference instrument declines below the exercise price of the put option and the put option is exercised, the Fund, as the writer of the put option, will be required to buy the instrument at the exercise price, which will exceed the market value of the underlying reference instrument at that time. The Fund will incur a loss to the extent that the current market value of the underlying reference instrument is less than the exercise price of the put option. However, the loss will be offset in part by the premium received from the buyer of the put. If a put option written by the Fund expires unexercised, the Fund will realize a gain in the amount of the premium received.

Options involve certain risks, including general risks related to derivative instruments. There can be no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and the Fund may have difficulty effecting closing transactions in particular options. Therefore, the Fund would have to exercise the options it purchased in order to realize any profit, thus taking or making delivery of the underlying reference instrument when not desired. The Fund could then incur transaction costs upon the sale of the underlying reference instruments. Similarly, when the Fund cannot effect a closing transaction with respect to a put option it wrote, and the buyer exercises, the Fund would be required to take delivery and would incur transaction costs upon the sale of the underlying reference instruments purchased. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying reference instrument until the option expires, it delivers the underlying instrument upon exercise, or it segregates enough liquid assets to purchase the underlying reference instrument at the marked-to-market price during the term of the option. When trading options on non-U.S. exchanges or in the OTC market, many of the protections afforded to exchange participants will not be available. For example, there may be no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over an indefinite period of time.

The effectiveness of an options strategy for hedging depends on the degree to which price movements in the underlying reference instruments correlate with price movements in the relevant portion of the Fund’s portfolio that is being hedged. In addition, the Fund bears the risk that the prices of its portfolio investments will not move in the same amount as the option it has purchased or sold for hedging purposes, or that there may be a negative correlation that would result in a loss on both the investments and the option. If the investment manager is not successful in using options in managing the Fund’s investments, the Fund’s performance will be worse than if the investment manager did not employ such strategies.

Swaps—A Fund may enter into a swap agreement. Generally, swap agreements are contracts between a Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, a Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” or value of predetermined underlying reference instruments, such as securities, currency values, interest or inflation rates, or other indexes or measures. The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates.

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The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether a Fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the investment manager correctly to predict which types of investments are likely to produce greater returns. If the investment manager, in using swap agreements, is incorrect in its forecasts of market values, interest rates, inflation, currency exchange rates or other applicable factors, the investment performance of the Fund will be less than its performance would have been if it had not used the swap agreements.

During the term of an uncleared swap, a Fund will be required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if all outstanding swaps between the parties were terminated on the date in question, including any early termination payments (variation margin). Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty will be required to pledge cash or other assets to cover its obligations to the Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to the Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss.

In an uncleared swap, a Fund is subject to the risk that its counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. The Fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty. In such an event, the Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. The Fund’s investment manager will only approve a swap agreement counterparty for the Fund if the investment manager deems the counterparty to be creditworthy under the Fund’s Counterparty Credit Review Standards, adopted and reviewed annually by the Fund’s board. However, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited.

Certain standardized swaps are subject to mandatory central clearing and exchange-trading. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the Dodd-Frank Act) and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest-rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those cleared swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps.

In a cleared swap, the Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty. Transactions executed on a swap execution facility (SEF) may increase market transparency and liquidity but may require a market participant to incur increased expenses to access the same types of swaps that it has used in the past. When the Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, and are typically calculated as an amount equal to the volatility in market value of the cleared swap over a fixed period, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by the Fund or may be received by the Fund in accordance with margin controls set for such accounts. If the value of the Fund’s cleared swap declines, the Fund will be required to make additional “variation margin” payments to the FCM to settle the

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change in value. Conversely, if the market value of the Fund’s position increases, the FCM will post additional “variation margin” to the Fund’s account. At the conclusion of the term of the swap agreement, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

As noted above, central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely and may involve additional costs and risks not involved with uncleared swaps. There is also a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position, or the central counterparty in a swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

With cleared swaps, the Fund may not be able to obtain terms as favorable as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and can also require increases in margin above the margin that is required at the initiation of the swap agreement.

Finally, the Fund is subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the Fund may be required to break the trade and make an early termination payment to the executing broker.

Interest-Rate, Inflation Index and Total Return Swap Agreements—A Fund may purchase interest-rate swaps. A Fund may use interest-rate swaps to increase or decrease exposure to a particular interest rate or rates, which may result in the Fund experiencing a gain or loss depending on whether the interest rates increased or decreased during the term of the agreement. A Fund may also enter into inflation index swaps to manage exposure to inflation risk. An inflation index swap is an agreement between two parties, whereby one party makes payments based on the cumulative percentage increase in an index that serves as a measure of inflation (typically, the Consumer Price Index) and the other party makes a regular payment based on a compounded fixed rate. The value of an inflation index swap is expected to change in response to changes in the rate of inflation. If inflation increases at a faster rate than anticipated at the time the swap is entered into, the swap will increase in value. Similarly, if inflation increases at a rate slower than anticipated at the time the swap is entered into, the swap will decrease in value. A Fund may also engage in total return swaps, in which payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as a fixed- income security, a combination of securities, or an index). The value of a Fund’s swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, volatility or other indexes or measures. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price. A Fund’s ability to engage in certain swap transactions may be limited by tax considerations.

A Fund’s ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the Fund. If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty’s insolvency. Under certain circumstances, suitable transactions may not be available to a Fund, or the Fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities. Swaps carry counterparty risks that cannot be fully anticipated. Also, because swap transactions typically involve a contract between the two parties, such swap investments can be extremely illiquid, as it is uncertain as to whether another counterparty would wish to take assignment of the rights under the swap contract at a price acceptable to a Fund.

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Credit Default Swaps—A Fund may purchase credit default swaps. A credit default swap is an agreement between a Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a particular issuer. One party, acting as a protection buyer, makes periodic payments, which may be based on, among other things, a fixed or floating rate of interest, to the other party, a protection seller, in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). As a credit protection seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty following certain negative credit events as to a specified third-party debtor, such as default by a U.S. or non-U.S. corporate issuer on its debt obligations. In return for its obligation, a Fund would receive from the counterparty a periodic stream of payments, which may be based on, among other things, a fixed or floating rate of interest, over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments, and would have no payment obligations to the counterparty. A Fund may sell credit protection to earn additional income and/or to take a synthetic long position in the underlying security or basket of securities.

A Fund may enter into credit default swap contracts as protection buyer to hedge against the risk of default on the debt of a particular issuer or basket of issuers or attempt to profit from a deterioration or perceived deterioration in the creditworthiness of the particular issuer(s) (also known as buying credit protection). This would involve the risk that the investment may expire worthless and would only generate gain in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to a Fund. The purchase of credit default swaps involves costs, which will reduce a Fund’s return.

Credit default swaps involve a number of special risks. A protection seller may have to pay out amounts following a negative credit event greater than the value of the reference obligation delivered to it by its counterparty and the amount of periodic payments previously received by it from the counterparty. When a Fund acts as a seller of a credit default swap, it is exposed to, among other things, leverage risk because if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation. Each party to a credit default swap is subject to the credit risk of its counterparty (the risk that its counterparty may be unwilling or unable to perform its obligations on the swap as they come due). The value of the credit default swap to each party will change based on changes in the actual or perceived creditworthiness of the underlying issuer.

A protection buyer may lose its investment and recover nothing should an event of default not occur. A Fund may seek to realize gains on its credit default swap positions, or limit losses on its positions, by selling those positions in the secondary market. There can be no assurance that a liquid secondary market will exist at any given time for any particular credit default swap or for credit default swaps generally.

The market for credit default swaps has become more volatile in recent years as the creditworthiness of certain counterparties has been questioned and/or downgraded. The parties to a credit default swap may be required to post collateral to each other. If a Fund posts initial or periodic collateral to its counterparty, it may not be able to recover that collateral from the counterparty in accordance with the terms of the swap. In addition, if the Fund receives collateral from its counterparty, it may be delayed or prevented from realizing on the collateral in the event of the insolvency or bankruptcy of the counterparty. A Fund may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses.

Options on Interest-Rate Swaps—An option on an interest-rate swap (sometimes referred to as a “swaption”) is a contract that gives the purchaser the right, but not the obligation, in return for payment of a premium, to enter into a new interest- rate swap. Options on swap agreements involve the risks associated with derivative instruments generally, as well as the additional risks associated with both options and swaps generally. A pay fixed option on an interest-rate swap gives the buyer the right to establish a position in an interest-rate swap where the buyer will pay (and the writer will receive) the fixed-rate cash flows and receive (and the writer will pay) the floating-rate cash flows. In general, most options on interest- rate swaps are “European” exercise, which means that they can only be exercised at the end of the option term.

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Depending on the movement of interest rates between the time of purchase and expiration, the value of the underlying interest-rate swap and therefore also the value of the option on the interest-rate swap will change. When a Fund purchases an option on a swap agreement, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised, plus any related transaction costs. However, if a Fund writes (sells) a swaption, the Fund is bound by the terms of the underlying swap agreement upon exercise of the option by the buyer, which may result in losses to the Fund in excess of the premium it received.

Options on swap agreements are considered to be swaps for purposes of CFTC regulation. Although they are traded OTC, the CFTC may in the future designate certain options on swaps as subject to mandatory clearing.

Developing Government Regulation of Derivatives—The Dodd-Frank Act and related regulatory developments have imposed comprehensive new regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.

Rules adopted under the Dodd-Frank Act require centralized reporting of detailed information about many swaps, whether cleared or uncleared. This information is available to regulators and also, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data is intended to result in greater market transparency. This may be beneficial to funds that use swaps in their trading strategies. However, public reporting imposes additional recordkeeping burdens on these funds, and the safeguards established to protect anonymity are not yet tested and may not provide protection of funds’ identities as intended.

Certain IRS positions may limit the Fund’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect the Fund’s ability to benefit from using swap agreements, or could have adverse tax consequences. For more information about potentially changing regulation, see “Developing government regulation of derivatives” below.

The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

The SEC recently adopted new Rule 18f-4 under the 1940 Act, which imposes limits on the amount of derivatives a fund can enter into and replaces the asset segregation framework previously used by certain funds to comply with Section 18 of the 1940 Act, among other requirements. To the extent the Fund uses derivatives, the Fund will comply with the new rule’s requirements on or before the SEC’s compliance date in August 2022.

It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which the Fund engages in derivative transactions, may limit or prevent the Fund from using or limit the Fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect the Fund’s ability to achieve its investment goal(s). The investment manager will continue to monitor developments in the area, particularly to the extent regulatory changes affect the Fund’s ability to enter into desired swap agreements. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund’s investments and cost of doing business.

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Commodity Pool Operator Exclusion and Regulation—Morningstar has claimed an exclusion from the definition of commodity pool operator under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) with respect to the Funds other than the Morningstar Alternatives Fund. The Funds for which such exclusion has been claimed are referred to herein as the “Excluded Funds.” Morningstar is therefore not subject to registration or regulation as a commodity pool operator under the CEA with respect to the Excluded Funds. The Excluded Funds are not intended as vehicles for trading in the futures, commodity options or swaps markets. In addition, Morningstar is relying upon a related exclusion from the definition of commodity trading advisor under the CEA and the rules of the CFTC.

The terms of the commodity pool operator exclusion require the Excluded Funds, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable forwards. Because Morningstar and the Excluded Funds intend to comply with the terms of the commodity pool operator exclusion, one or more of the Excluded Funds may, in the future, need to adjust its investment strategies, consistent with its investment objective, to limit its investments in these types of instruments. The Excluded Funds are not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved Morningstar’s reliance on these exclusions, or the Excluded Funds, their investment strategies or prospectus, or this SAI.

Generally, the exclusion from commodity pool operator regulation on which Morningstar relies requires each Excluded Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the Excluded Fund’s positions in commodity interests may not exceed 5% of the liquidation value of the Excluded Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Excluded Fund’s commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Excluded Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, an Excluded Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, an Excluded Fund can no longer satisfy these requirements, Morningstar would withdraw its notice claiming an exclusion from the definition of a commodity pool operator and would be subject to registration and regulation as a commodity pool operator with respect to that Fund, in accordance with CFTC rules that apply to commodity pool operators of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on Morningstar’s compliance with comparable SEC requirements. However, as a result of CFTC regulation with respect to the Funds, the Funds may incur additional compliance and other expenses.

Commodity Pool Operator Regulation with Respect to the Morningstar Alternatives Fund—Morningstar is registered as a commodity pool operator under the CEA and the rules of the CFTC and, with respect to the Morningstar Alternatives Fund, thus subject to regulation as a commodity pool operator under the CEA. Morningstar is also a member of the National Futures Association (NFA) and subject to certain NFA rules and bylaws as they apply to commodity pool operators of registered investment companies. The CFTC has adopted rules regarding the disclosure, reporting and recordkeeping requirements that apply with respect to the Morningstar Alternatives Fund as a result of Morningstar’s registration as a commodity pool operator. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on Morningstar’s compliance with comparable SEC requirements. This means that for most of the CFTC’s disclosure and shareholder reporting requirements applicable to Morningstar as the commodity pool operator of the Morningstar Alternatives Fund, Morningstar’s compliance with SEC disclosure and shareholder reporting requirements will be deemed to fulfill Morningstar’s CFTC compliance obligations. As the Morningstar Alternatives Fund is operated subject to CFTC regulation, the Fund may incur additional compliance and related expenses. The CFTC has neither reviewed nor approved the Morningstar Alternatives Fund, its investment strategies or prospectus, or this SAI.

Master Netting Agreements

Certain Funds are parties to master netting arrangements with counterparties (“Master Agreements”). Master Agreements govern the terms of certain like transactions, and reduce the counterparty risk associated with relevant transactions by specifying payment netting mechanisms across multiple transactions and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded by different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple Master Agreements with a counterparty and its affiliates.

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As the Master Agreements are specific to unique operations of different asset types, they allow the Funds to i) close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty, ii) exit transactions through means other than sale, such as through a negotiated agreement with the Funds’ counterparty, a transfer to another party, or close out of the position through execution of an offsetting transaction.

Master Repurchase Agreements govern repurchase, or reverse repurchase transactions, relating to government bonds between certain Funds and select counterparties. Master Repurchase Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of equities, bonds, equity options or short sales of securities between certain Funds and selected counterparties. These arrangements provide financing terms for such transactions and include guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically held by the prime broker and offset any obligations due to the prime broker.

Customer Account Agreements govern cleared derivatives transactions and exchange-traded futures and options transactions. Upon entering into an exchange-traded or centrally cleared derivative contract, the Funds are required to deposit with the relevant clearing organization cash or securities, which is referred to as the initial margin.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into between certain Funds and a counterparty. ISDA Master Agreements maintain provisions for general obligations, representations, netting of settlement payments, agreements to deliver supporting documents, collateral transfer and events of default or termination. Events of termination include a decline in the Fund’s net assets below a specified threshold over a certain period of time or a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all OTC contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by a party to elect early termination could have a negative effect on an affected Fund.

Master Limited Partnerships

The Funds may invest in master limited partnerships (MLPs). An MLP is a limited partnership, the interests of which are publicly traded on an exchange or in the OTC market. Many MLPs operate pipelines that transport commodities such as crude oil, natural gas and petroleum. The income of such MLPs correlates to the volume of the commodities transported, not their price.

Investments in securities issued by MLPs involve risks that differ from traditional investments in common stock. Holders of MLP units generally have more limited control rights and limited rights to vote on matters affecting the MLP than holders of a corporation’s common stock. MLPs are controlled by a general partner which may have conflicts of interest and limited fiduciary duties to the MLP. Although investors in an MLP normally would not be liable for debts of the MLP beyond the amount of their investment, they may not be shielded from liability to the same extent as shareholders of a corporation.

MLPs are subject to various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities. These laws and regulations address: health and safety standards for the operation of facilities, transportation systems and the handling of materials; air and water pollution requirements and standards; solid waste disposal requirements; land reclamation requirements; and requirements relating to the handling and disposition of hazardous materials. MLPs are subject to the costs of compliance with such laws applicable to them, and changes in such laws and regulations may adversely affect their results of operations.

Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest-rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region

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are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies.

Distributions from an MLP may consist in part of a return of the amount originally invested, which would not be taxable to the extent the distributions do not exceed the investor’s adjusted basis in its MLP interest. These reductions in a Fund’s adjusted tax basis in the MLP securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities.

Commodity-Linked Investments

The Funds may, from time to time, invest in commodity-linked derivative instruments (such as futures, forwards, swaps, or options) or invest in securities (including other investment companies, ETFs, or exchange traded notes (ETNs)) that provide significant exposure to commodities markets. Exposure to commodities may subject the Funds to greater volatility than investments in traditional securities. Commodity prices may be influenced or characterized by unpredictable factors, including, where applicable, high volatility, changes in supply and demand relationships, weather, agriculture, trade, changes in interest rates and monetary and other governmental policies, action and inaction. Securities of companies held by a Fund that are dependent on a single commodity, or are concentrated on a single commodity sector, may typically exhibit even higher volatility attributable to commodity prices.

Investing in commodities is a highly specialized activity. The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.

Wholly-Owned Subsidiary

The Morningstar Alternatives Fund may gain exposure to certain strategies that trade non-financial commodity futures contracts within the limitations of the federal tax requirements of Subchapter M of the Code by investing up to 25% of its assets through a wholly owned and controlled subsidiary (the Subsidiary).

The Subsidiary will not be registered under the 1940 Act and will not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could affect the ability of the Fund and/or Subsidiary to operate as described herein and could negatively affect the Fund and its shareholders. Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary. Furthermore, because the Subsidiary is a controlled foreign corporation, any income received from its investments in underlying pooled investment vehicles may be taxed to the Fund at less favorable rates than capital gains. Additionally, the IRS has issued a number of private letter rulings to mutual funds, which indicate that income from a fund’s investment in a wholly owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. In September 2016, the IRS announced that it will no longer issue private letter rulings on questions relating to the treatment of a corporation as a regulated investment company that require a determination of whether a financial instrument or position is a security under section 2(a)(36) of the 1940 Act. (A financial instrument or position that constitutes a security under section 2(a)(36) of the 1940 Act generates qualifying income for a corporation taxed as a regulated investment company.) This caused the IRS to revoke the portion of any rulings that required such a determination, some of which were revoked retroactively and others of which were revoked prospectively as of a date agreed upon with the IRS. The Fund also may incur transaction and other costs to comply with any new or additional guidance from the IRS.

To the extent the Fund invests through the Subsidiary, the Fund will comply with the provisions of the 1940 Act governing investment policies (Section 8) and capital structure and leverage (Section 18) on an aggregate basis with the Subsidiary.

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Securities Lending

To generate additional income or to earn credits that offset expenses, each Fund reserves the right to lend its portfolio securities to unaffiliated broker/dealers, financial institutions or other institutional investors pursuant to agreements requiring that the loans be secured continuously by collateral, marked-to-market daily and maintained in an amount at least equal in value to the current market value of the securities loaned. The aggregate market value of securities lent by a Fund will not at any time exceed 33 1/3% of the total assets of the Fund. All relevant facts and circumstances, including the creditworthiness of the broker-dealer or institution, will be considered in making decisions with respect to the lending of securities subject to review by the board.

The cash collateral received from a borrower as a result of a Fund’s securities lending activities will be invested in cash or high quality, short-term debt obligations, such as securities of the U.S. government, its agencies or instrumentalities, irrevocable letters of credit issued by a bank that meets the investment standards stated below under “Temporary Investments,” bank guarantees or money market mutual funds or any combination thereof.

Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that a Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that a Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner. There also may be risks of delay in receiving additional collateral, in recovering the securities loaned, or a loss of rights in the collateral should the borrower of the securities fail financially. In the event a Fund is unsuccessful in seeking to enforce the contractual obligation to deliver additional collateral, then the Fund could suffer a loss.

Temporary Defensive Investments

The Funds may, from time to time, take temporary defensive positions that are inconsistent with the Funds’ principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. For example, during such periods, 100% of the Funds’ assets may be invested in short-term, high-quality fixed-income securities, cash or cash equivalents. Temporary defensive positions may be initiated by the individual subadvisers or by Morningstar. When a Fund takes temporary defensive positions, it may not achieve its investment objective.

Other Investment Risks

The following risk considerations relate to investment practices undertaken by a Fund. Generally, since shares of a Fund represent an investment in securities with fluctuating market prices, shareholders should understand that the value of their Fund shares will vary as the value of a Fund’s portfolio securities increases or decreases. Therefore, the value of an investment in the Fund could go down as well as up. You can lose money by investing in the Funds. There is no guarantee of successful performance, that a Fund’s objective can be achieved or that an investment in a Fund will achieve a positive return. An investment in a Fund should be considered as a means of diversifying an investment portfolio and is not in itself a balanced investment program. Prospective investors should consider the following risks.

Market Risks

Various market risks can affect the price or liquidity of an issuer’s securities. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market’s current attitudes about a type of security, market reactions to political or economic events, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument). Market restrictions on trading volume can also affect price and liquidity.

Certain risks exist because of the composition and investment horizon of a particular portfolio of securities. Prices of many securities tend to be more volatile in the short-term and lack of diversification in a portfolio can also increase volatility.

Recent Regulatory Events—Legal, tax and regulatory changes could occur that may adversely affect the Funds and their ability to pursue their investment strategies and/or increase the costs of implementing such strategies. The U.S. Government, the Federal Reserve, the Treasury, the SEC, the Commodity Futures Trading Commission, the Federal Deposit Insurance Corporation and other governmental and regulatory bodies have recently taken or are considering

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taking actions in light of the recent financial crisis. These actions include, but are not limited to, the enactment by the United States Congress of the “Dodd-Frank Wall Street Reform and Consumer Protection Act,” which was signed into law on July 21, 2010, and imposes a new regulatory framework over the U.S. financial services industry and the consumer credit markets in general, and proposed regulations by the SEC. Given the broad scope, sweeping nature, and relatively recent enactment of some of these regulatory measures, the potential impact they could have on securities held by the Fund is unknown. There can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by the Funds. Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory body (or other authority or regulatory body) will not continue to take further legislative or regulatory action in response to the continuing economic turmoil or otherwise, and the effect of such actions, if taken, cannot be known.

Recent Economic Events—Although the U.S. economy has seen gradual improvement since 2008, the effects of the global financial crisis that began to unfold in 2007, continue to exist and economic growth has been slow and uneven. In addition, the negative impacts and continued uncertainty stemming from the sovereign debt crisis and economic difficulties in Europe and U.S. fiscal and political matters, including deficit reduction and U.S. debt ratings, have impacted and may continue to impact the global economic recovery. These events and possible continuing market turbulence may have an adverse effect on the Funds. In response to the global financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks took steps to support financial markets. However, risks to a robust resumption of growth persist: a weak consumer market weighted down by too much debt and increasing joblessness, the growing size of the federal budget deficit and national debt, and the threat of inflation. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union (EMU) member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the European EMU. These requirements can severely limit European EMU member countries’ ability to implement monetary policy to address regional economic conditions. A return to unfavorable economic conditions could impair the Fund’s ability to execute its investment strategies. Recently, the pandemic spread of a novel coronavirus and the related disease known as COVID-19 has resulted in substantial market volatility and global business disruption, impacting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may exacerbate other types of risks that apply to the Fund and negatively impact Fund performance and the value of your investment in the Fund.

Market Disruptions—Various economic, industry, regulatory, political or other factors (such as natural disasters, epidemics and pandemics, terrorism, conflicts or social unrest) may disrupt US and world economies and can dramatically affect markets generally, certain industry sectors, and/or individual companies. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Market disruptions could have negative effects on a Fund, including with respect to the liquidity and valuation of the Fund’s underlying securities, and could have the effect of magnifying other risks faced by the Fund. Negative global events also can disrupt the operations and processes of any of the service providers for a Fund. Similarly, negative global events, in some cases, could constitute a force majeure event under contracts with service providers or contracts entered into with counterparties for certain transactions.

Russia’s recent military invasion of Ukraine has significantly amplified already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. As a result, the U.S., the European Union and other countries have instituted or may in the future institute sanctions against Russia, and could institute broader sanctions on Russia, including banning Russia from global payment systems that facilitate cross-border payments. These sanctions and any additional sanctions, other intergovernmental actions, or actions by businesses and consumers that may be undertaken against Russia in the future may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of Russian securities. Any or all of these potential results could have an adverse/recessionary effect on Russia’s economy. Russia’s military incursion and the resulting sanctions could also adversely affect global energy and financial markets and thus could affect the value of a Fund’s investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, are impossible to predict, but could be significant. Any such disruptions caused by Russian military action, resulting sanctions or other actions (including cyberattacks) may magnify the impact of other risks described in this SAI.

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Multimanager and Multistyle Management Risk

Fund performance is dependent upon the success of Morningstar and the subadvisers in implementing the Funds’ investment strategies in pursuit of its investment objective. To a significant extent, the Funds’ performance will depend of the success of Morningstar’s methodology in allocating the Funds’ assets to subadvisers and its selection and oversight of the subadvisers and on a subadviser’s skill in executing the relevant strategy and selecting investments for the Fund. There can be no assurance that Morningstar or the subadvisers will be successful in this regard.

In addition, because portions of each Fund’s assets are managed by different subadvisers using different styles/strategies, a Fund could experience overlapping security transactions. Certain subadvisers may be purchasing securities at the same time that other subadvisers may be selling those same securities, which may lead to higher transaction expenses compared to a Fund using a single investment management style. Morningstar’s and the subadvisers’ judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which a Fund invests may prove to be incorrect, and there is no guarantee that Morningstar’s or a subadviser’s judgment will produce the desired results. In addition, a Fund may allocate its assets so as to under- or over-emphasize certain strategies or investments under market conditions that are not optimal, in which case the Fund’s value may be adversely affected.

Foreign Investment Risks

Investing in foreign securities involves certain risks not ordinarily associated with investments in securities of domestic issuers. Foreign securities markets have, for the most part, substantially less volume than the U.S. markets and securities of many foreign companies are generally less liquid and their prices more volatile than securities of U.S. companies. There is generally less government supervision and regulation of foreign exchanges, brokers and issuers than in the U.S. The rights of investors in certain foreign countries may be more limited than those of shareholders of U.S. issuers and a Fund may have greater difficulty taking appropriate legal action to enforce its rights in a foreign court than in a U.S. court. Investing in foreign securities also involves risks associated with government, economic, monetary, and fiscal policies (such as the adoption of protectionist trade measures), possible foreign withholding taxes on dividends and interest payable to the Fund, possible taxes on trading profits, inflation, and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Furthermore, there is the risk of possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits and the possible adoption of foreign government restrictions such as exchange controls. Also, foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers and as a result, there may be less publicly available information on such foreign issuers than is available from a domestic issuer.

In addition, a Fund may invest in foreign securities of companies that are located in developing or emerging markets. Investing in securities of issuers located in these markets may pose greater risks not typically associated with investing in more established markets such as increased risk of social, political and economic instability. Emerging-market countries typically have smaller securities markets than developed countries and therefore less liquidity and greater price volatility than more developed markets. Securities traded in emerging markets may also be subject to risks associated with the lack of modern technology, poor infrastructures, the lack of capital base to expand business operations and the inexperience of financial intermediaries, custodians and transfer agents. Emerging-market countries are also more likely to impose restrictions on the repatriation of an investor’s assets and even where there is no outright restriction on repatriation, the mechanics of repatriations may delay or impede the Fund’s ability to obtain possession of its assets. As a result, there may be an increased risk or price volatility associated with the Fund’s investments in emerging-market countries, which may be magnified by currency fluctuations.

Dividends and interest payable on a Fund’s foreign securities may be subject to foreign withholding tax. A Fund may also be subject to foreign taxes on its trading profits. Some countries may also impose a transfer or stamp duty on certain securities transactions. The imposition of these taxes will increase the cost to a Fund of investing in those countries that impose these taxes. To the extent such taxes are not offset by credits or deductions available to shareholders in a Fund, under U.S. tax law, they will reduce the net return to the Fund’s shareholders.

Currency Risk—Securities or issuers of securities may be exposed to cash flows in currencies other than the U.S. dollar. There is risk these currencies may decline relative to the U.S. dollar. These securities may increase the volatility of a Fund. Fluctuations in currency exchange rates and currency transfer restitution may indirectly affect the value of the Fund’s investments in foreign securities in an adverse manner even though the Fund’s foreign security investments are denominated in U.S. dollars.

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Investment Restrictions

The Trust (on behalf of each Fund) has adopted the following policies as fundamental policies (unless otherwise noted), which may not be changed without the affirmative vote of the holders of a “majority” of the outstanding voting securities of a Fund. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the Fund’s outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.

Fundamental Policies

The investment policies below have been adopted as fundamental policies for each Fund:

1.

Each Fund may make loans, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules, or regulations may be amended or interpreted from time to time.

2.

Each Fund may borrow money, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules, or regulations may be amended or interpreted from time to time.

3.

Each Fund may not issue senior securities, as such term is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom as amended or interpreted from time to time, except as permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules, or regulations may be amended or interpreted from time to time.

4.

A Fund may not concentrate its investments in a particular industry, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that a Fund may invest without limitation in: (i) securities issued or guaranteed by the U.S. Government, its agencies, or instrumentalities; and (ii) tax-exempt obligations of state or municipal governments and their political subdivisions.

5.

Each Fund may purchase or sell commodities and real estate, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules, or regulations may be amended or interpreted from time to time.

6.

Each Fund may underwrite securities issued by other persons, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules, or regulations may be amended or interpreted from time to time.

In addition, the following fundamental policy applies only to the Morningstar Municipal Bond Fund:

1.

In seeking income exempt from federal income taxes consistent with the preservation of capital, the Fund will invest, under normal circumstances, at least 80% of its net assets, plus borrowings for investment purposes, in securities of municipal issuers within the United States and its territories, the income of which is exempt from U.S. taxation.

The following descriptions of the 1940 Act may assist investors in understanding the above policies and restrictions.

Borrowing—The 1940 Act allows open-end investment companies, such as the Funds, to borrow from Banks, but restricts such an investment company from borrowing in excess of 33 1/3% of its total assets (including the amount borrowed, but excluding temporary borrowings not in excess of 5% of its total assets). Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a “senior security” within the meaning of Section 18(f) of the 1940 Act, shall not be regarded as borrowings for the purposes of the Funds’ investment restriction.

Concentration—The SEC has defined concentration as investing 25% or more of an investment company’s total assets in any particular industry or group of industries, with certain exceptions such as with respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, or tax-exempt obligations of state or municipal governments and their political subdivisions. For purposes of the Funds’ concentration policy, the Funds may classify and re-classify companies in a particular industry and define and re-define industries in any reasonable manner.

Diversification—Under the 1940 Act and the rules, regulations and interpretations thereunder, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by a fund.

Lending—Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

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Real Estate—The 1940 Act does not directly restrict an investment company’s ability to invest in real estate, but does require that every investment company have the fundamental investment policy governing such investments. Each Fund has adopted a fundamental policy that would permit direct investment in real estate. However, each Fund has a non- fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed by vote of each Fund’s board of trustees.

Senior Securities—Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The 1940 Act generally prohibits a fund from issuing senior securities, although it provides allowances for certain bank borrowings, temporary borrowings, and certain other investments, such as short sales, reverse repurchase agreements, and firm commitment agreements, when such investments are “covered” or with appropriate earmarking or segregation of assets to cover such obligations.

Underwriting—Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Each Fund observes the following policies, which are not deemed fundamental and which may be changed by the board without shareholder vote.

1.

Each Fund may not borrow money in an amount exceeding 33 1/3% of the value of its total assets (including the amount borrowed, but excluding temporary borrowings not in excess of 5% of its total assets), provided that investment strategies that either obligate the Fund to purchase securities or require the Fund to cover a position by segregating assets or entering into an offsetting position shall not be subject to this limitation.

2.

Each Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

3.

The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. For these purposes, an “illiquid investment” means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

4.

Each Fund may not invest in unmarketable interests in real estate limited partnerships or invest directly in real estate. For the avoidance of doubt, the foregoing policy does not prevent the Fund from, among other things; purchasing marketable securities of companies that deal in real estate or interests therein (including REITs).

5.

Each Fund may purchase or sell financial and physical commodities, commodity contracts based on (or relating to) physical commodities or financial commodities and securities and derivative instruments whose values are derived from (in whole or in part) physical commodities or financial commodities.

In addition, with respect to the Morningstar Total Return Bond Fund, Morningstar Defensive Bond Fund, Morningstar Multisector Bond Fund, Morningstar U.S. Equity Fund, Morningstar Global Opportunistic Equity Fund, and the Morningstar International Equity Fund, the Fund will invest, under normal circumstances, at least 80% of its net assets, plus borrowings for investment purpose, in the particular investments suggested by their names, as set forth in the prospectus. This policy can be changed by the board at any time without shareholder approval upon 60 days’ written notice to shareholders.

Except with respect to borrowing, if a percentage restriction set forth in the Prospectus or in this SAI is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction. With respect to the limitation on illiquid investments, if a subsequent change in net assets or other circumstances causes a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid investments back within the limitations as soon as reasonably practicable, pursuant to Rule 22e-4 and in accordance with the Trust’s Liquidity Risk Management Program. A Fund will reduce its borrowing amount within three days (not including Sundays and holidays), if its asset coverage falls below the amount required by the 1940 Act.

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Portfolio Turnover

The frequency of portfolio transactions of a Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, a Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues, or markets. An annual portfolio turnover rate of 100% would occur if all the securities in a Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to a Fund and a possible increase in short-term capital gains or losses.

The following Funds experienced significant variation in portfolio turnover during the two most recently completed fiscal years ended April 30. Explanations regarding such variations are explained below the table.

Fund	2021	2020
Morningstar Total Return Bond Fund	438%	612%
Morningstar Municipal Bond Fund	53%	127%
Morningstar Defensive Bond Fund	53%	88%
Morningstar Alternatives Fund	372%	154%

The decrease in the portfolio turnover rate for the Morningstar Total Return Bond Fund was driven by the subadvisers’ mandates and was primarily due to lower trading volume for the Fund when compared to last fiscal year.

The decrease in the portfolio turnover rate for the Morningstar Municipal Bond Fund was driven by the subadvisers’ mandates and was primarily due to subadviser rebalancing activity within the Fund.

The decrease in the portfolio turnover rate for the Morningstar Defensive Bond Fund was primarily due to elevated market volatility that occurred in 2020.

The increase in the portfolio turnover rate for the Morningstar Alternatives Fund was primarily due to the addition of a subadviser in June of 2020 whose mandate can result in higher trading volume.

Portfolio Holdings Information

The Trust, on behalf of each Fund, has adopted a disclosure policy that governs the timing and circumstances of disclosure of the portfolio holdings of the Funds. The policy was developed in consultation with Morningstar and has been adopted by Morningstar. Information about a Fund’s holdings will not be distributed to any third party except in accordance with this policy. The board considered the circumstances under which a Fund’s holdings may be disclosed under this policy and the actual and potential material conflicts that could arise in such circumstances between the interests of a Fund’s shareholders and the interests of Morningstar, the principal underwriter or any other affiliated person of the Fund. After due consideration, the board determined that each Fund has a legitimate business purpose for disclosing holdings to persons described in the policy, including mutual fund rating or statistical agencies, or persons performing similar functions, and internal parties involved in the investment process, or custody of a Fund. Pursuant to the policy, the Trust’s Chief Compliance Officer (CCO), President and Treasurer are each authorized to consider and authorize dissemination of portfolio holdings information to additional third parties, after considering the best interests of the shareholders and potential conflicts of interest in making such disclosures.

The board exercises continuing oversight of the disclosure of each Fund’s holdings by (1) overseeing the implementation and enforcement of the portfolio holding disclosure policy, Codes of Ethics and other relevant policies of each Fund and its service providers by the Trust’s CCO, (2) by considering reports and recommendations by the Trust’s CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act), and (3) by considering to approve any amendment to this policy. The board reserves the right to amend the policy at any time without prior notice in its sole discretion.

Disclosure of the Funds’ complete holdings is available semiannually and annually in shareholder reports filed on Form N-CSR and, after the first and third fiscal quarters, on Form N-PORT. These shareholder reports and Form N-PORT filings are filed with the SEC and are generally available, free of charge, within sixty (60) days of the end of the Funds’ fiscal quarter on the SEC website at sec.gov.

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In the event of a conflict between the interests of a Fund and the interests of Morningstar or an affiliated person of Morningstar, Morningstar’s CCO, in consultation with the Trust’s CCO, shall make a determination in the best interests of the Fund, and shall report such determination to the board at the end of the quarter in which such determination was made. Any employee of Morningstar who suspects a breach of this obligation must report the matter immediately to the CCO or to his or her supervisor.

In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of each Fund to each of the following entities which, by explicit agreement or by virtue of their respective duties to the Funds, are required to maintain the confidentiality of the information disclosed, including a duty not to trade on non- public information: Morningstar, the subadvisers, fund administrator, fund accountant, custodian, transfer agent, securities lending agent, pricing vendors, proxy voting service providers, auditors, counsel to a Fund or the trustees, broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities) and regulatory authorities. Holdings information not publicly available with the SEC or through the Funds’ website may only be provided to additional third parties, including mutual fund ratings or statistical agencies, in accordance with the policy, when a Fund has a legitimate business purpose and when the third-party recipient is subject to a confidentiality agreement that includes a duty not to trade on non-public information. A Fund may disclose portfolio holdings to transition managers, provided that the Fund or Morningstar has entered into a non-disclosure or confidentiality agreement with the transition manager.

In no event shall Morningstar, its affiliates or employees, a Fund, nor any other party in connection with any arrangement receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s holdings.

There can be no assurance that the policy and these procedures will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

Statement of Shareholder Rights

When you buy shares in a mutual fund, you become a shareholder in an investment company. As an owner, you have certain rights and protections, chief among them an independent board of trustees, whose main role is to represent your interests. To get to know your board, please see the “Trustees and Executive Officers” section below.

Trustees and Executive Officers

The board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of each Fund. The board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series, including the Funds. The current trustees and officers of the Trust, their dates of birth, position with the Trust, term of office with the Trust and length of time served, and their principal occupation and other directorships for the past five years are set forth below.

The address of each trustee and officer is c/o Morningstar Funds Trust, 22 W. Washington Street, Chicago, IL 60602. You may also direct questions or comments to the board of trustees by emailing BoardofTrustees.MorningstarFundsTrust@morningstar.com.

Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held During Past Five Years
Independent Trustees of the Trust[1]
Theresa Hamacher (1960)	Trustee and Chairperson of the Board	Since March 2018	President of Versanture Consulting since 2015	9	Calamos Investment Trust from 2015 to 2017

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Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held During Past Five Years

Linda D. Taylor (1952)	Trustee	Since April 2018	Chair and Chief Executive Officer of Clifford Swan Investment Counselors from 2010 to 2020	9	San Pasqual Fiduciary Trust Company Since 2011

Barry P. Benjamin (1957)	Trustee	Since July 2018	Affiliate Instructor at Loyola University, Maryland since 2020; Partner at PricewaterhouseCoopers LLP from 1991 to 2018; Global Asset and Wealth Management Sector Leader at PricewaterhouseCoopers LLP from 2010 to 2017	9	None

Interested Trustee of the Trust

Daniel E. Needham[2] (1978)	Trustee, President and Principal Executive Officer	Since 2017	President of Morningstar Inc.’s investment management group, Morningstar Investment Management LLC and Morningstar Investment Services, LLC since 2015; Chief Investment Officer of Morningstar, Inc.’s investment management group from 2013 to July 2021	9	None

Officers of the Trust

Tracy L. Dotolo (1976)	Principal Financial Officer and Treasurer	Since March 2018	Director at Foreside, Inc. since May 2016	N/A	N/A

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Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held During Past Five Years

D. Scott Schilling (1960)	Chief Compliance Officer, Anti-Money Laundering Compliance Officer, and Secretary	Since March 2018	Chief Compliance Officer at Morningstar Investment Management, LLC from January 2000 to November 2018; Chief Compliance Officer at Morningstar Investment Services LLC from July 2001 to November 2018; Chief Compliance Officer at Morningstar Research Services LLC from its inception in November 2016 to November 2018; Global Chief Compliance Officer at Morningstar, Inc. from July 2013 to October 2020	N/A	N/A

F. Allen Bliss (1965)	Assistant Secretary	Since March 2018	Associate General Counsel for Morningstar, Inc. since July 2003 and Assistant Corporate Secretary for Morningstar, Inc. since May 2015	N/A	N/A

[1]	The trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (independent trustees).
[2]	Daniel Needham is an “interested person” of the Trust as defined by the 1940 Act because he is an affiliated person of the adviser.

General Information Regarding the Board of Trustees and Leadership Structure

The board of trustees has oversight responsibility for the conduct of the affairs of the Trust. The board approves policies and procedures regarding the operation of the Trust, regularly receives and reviews reports from the Trust’s CCO and Morningstar regarding such policies and procedures, and elects the officers of the Trust to perform the daily functions of the Trust. The chair of the board is an independent trustee.

The trustees approve financial arrangements and other agreements between the Funds, on the one hand, and Morningstar, any subadvisers or other affiliated parties, on the other hand. The independent trustees meet regularly as a group in executive session and with independent legal counsel. The board has delegated responsibility for certain specific matters to the Audit and Governance Committees of the board (each a “Committee” and together the “Committees”), as described below. The Committees meet as often as necessary, either in conjunction with regular meetings of the board or otherwise. The membership and chair of each Committee are appointed by the board upon recommendation of the Governance Committee.

The board reviews its leadership structure periodically in order to ensure that it remains appropriate and effective. The board also completes an annual self-assessment during which it reviews its leadership and Committee structure, and considers whether its structure remains appropriate in light of the Funds’ current operations.

Each trustee shall hold office during the lifetime of this Trust, and until its termination as herein provided; except that (A) any trustee may resign his or her trusteeship or may retire by written instrument signed by him or her and delivered to the other trustees, which shall take effect upon such delivery or upon such later date as is specified therein; (B) any trustee may be removed at any time by written instrument signed by at least two-thirds of the number of trustees prior to such removal, specifying the date when such removal shall become effective; (C) any trustee who has died, become physically or mentally incapacitated by reason of disease or otherwise, or is otherwise unable to serve, may be retired by written instrument signed by a majority of the other trustees, specifying the date of his retirement; (D) a trustee may be removed at any meeting of the Shareholders by a vote of the Shareholders owning at least two-thirds (66 2/3%) of the Outstanding

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Shares; and (E) a trustee shall be retired in accordance with the terms of any retirement policy adopted by the trustees and in effect from time to time. Shareholders are generally not entitled to elect trustees except as required by the 1940 Act, or as otherwise considered necessary or desirable by the trustees in their sole discretion. To the extent required by the 1940 Act, the Shareholders shall elect the trustees on such dates as the trustees may fix from time to time. The Shareholders may elect trustees at any meeting of Shareholders called by the trustees for that purpose.

The officers of the Trust are appointed by the board, or, to the extent permitted by the Trust’s By-laws, by the President of the Trust, and each shall serve at the pleasure of the board, or, to the extent permitted by the Trust’s By-laws, and except for the CCO, at the pleasure of the President of the Trust, subject to the rights, if any, of an Officer under any contract of employment. The Trust’s CCO must be approved by a majority of the independent trustees. Subject to the rights, if any, of an Officer under any contract of employment, any Officer may be removed, with or without cause, by the board at any regular or special meeting of the board, or, to the extent permitted by the Trust’s Bylaws, by the President of the Trust; provided, that only the board may remove, with or without cause, the CCO of the Trust.

Committees of the Board

There are two standing committees of the board: (1) the Audit Committee and (2) the Governance Committee.

The Audit Committee shall be composed of at least two members of the board and no member of the Audit Committee shall be an “interested person” of the Funds as defined in Section 2(a)(19) of the 1940 Act. The purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Funds and each of its series and its internal control over financial reporting and, to the extent the Audit Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers. The Audit Committee is also responsible for oversight over the quality and integrity of the Funds’ financial statements and the independent auditors thereof as well as the Funds’ compliance with legal and regulatory requirements that relate to the Fund’s financial reporting, internal control over financial reporting and independent audits. The Audit Committee reviews and evaluates the qualifications, independence and performance of the Funds’ independent auditors and make recommendations to the full board regarding the appointment of independent auditors. The Audit Committee also acts as a liaison between the full board and the Funds’ independent auditors. The Audit Committee meets no fewer than three times annually and may hold special meetings as circumstances require. As of the date of this SAI, the Audit Committee consisted of three members: Barry P. Benjamin (chairperson of the Audit Committee), Theresa Hamacher, and Linda D. Taylor, none of whom are an interested person of the Funds. The Audit Committee convened three times during the fiscal year ended April 30, 2021.

The Governance Committee shall be composed of those members of the board so appointed to serve on the Governance Committee and no member of the Governance Committee shall be an “interested person” of the Funds as defined in Section 2(a)(19) of the 1940 Act. The purpose of the Governance Committee is to provide assistance to the trustees in fulfilling their responsibilities to the shareholders relating to corporate governance matters including, but not limited to: nomination of trustees, election of trustees, retirement policies of non-interested trustees, addressing and resolving conflicts of interests, promoting the education of trustees and enhancing the quality and integrity of the functioning of the board. In fulfilling this purpose, it is the responsibility of the Governance Committee to maintain open communication between the trustees and the management of the Trust. The Governance Committee will consider shareholder recommendations for trustee nominees so long as such recommendations are presented with appropriate background material concerning the candidate that demonstrates such candidate’s ability to serve as a trustee, including as a non- interested trustee of the Trust, in accordance with the criteria established by the Governance Committee. A shareholder submitting a trustee recommendation must provide written notice to the Governance Committee with the following information: (a) the name and address of the shareholder making the recommendation; (b) the number of shares of each class and series, if any, of shares of the Trust which are owned of record and beneficially by such shareholder and the length of time that such shares have been so owned by the shareholder; (c) a description of all arrangements and understandings between such shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the board of trustees; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an “interested person” of the Trust, as defined in 1940 Act; and (g) the written consent of each person recommended to serve as a trustee of the Trust if so nominated and elected/appointed.

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The Governance Committee meets at such times as it or the board may determine, but no less frequently than annually, and may hold special meetings as circumstances require. As of the date of this SAI, the Governance Committee consisted of three members: Linda Taylor (chairperson of the Governance Committee), Barry P. Benjamin and Theresa Hamacher. The Governance Committee convened two times during the fiscal year ended April 30, 2021.

Board Oversight of Risk Management

The board’s role is one of oversight, including oversight of the Funds’ risks, rather than day-to-day management. The board’s committee structure allows the board to focus on risk management as part of its broader oversight of the operation of the Funds. While day-to-day risk management is the responsibility of Morningstar and the Funds’ subadvisers, trustees receive regular reports from the Trust’s CCO, Morningstar, the subadvisers and the Funds’ various service providers regarding investment risks and compliance risks. These reports allow the board to focus on various risks and their potential impact on the Funds. The board has discussions with the Trust’s CCO, Morningstar and the subadvisers, as well as the portfolio managers, regarding how they monitor and control such risks. Additionally, the Trust’s CCO and officers of the Fund regularly, and on an ad hoc basis, report to the board on a variety of risk-related matters.

The board has retained Morningstar as the Funds’ investment adviser. Morningstar is responsible for the day-to-day operation of the Funds. Morningstar may delegate the day-to-day management of the investment operations of each of the Funds to one or more subadvisers. Morningstar is responsible for supervising the services provided by each subadviser, including risk management services. Additionally, the board meets periodically with the Trust’s CCO who reports to the trustees regarding the compliance of each of the Funds with the federal securities laws and the internal compliance policies and procedures of each Fund. The board also reviews the CCO’s annual report, including the CCOs compliance risk assessments for the Funds.

Trustees’ Qualifications and Experience

The Governance Committee is responsible for identifying, evaluating and nominating trustee candidates. The Governance Committee reviews the background and the educational, business and professional experience of trustee candidates and the candidates’ expected contributions to the board. Trustees selected to serve on the board are expected to possess relevant skills and experience, time availability and the ability to work well with the other trustees. A trustee’s ability to perform his or her duties effectively may have been attained through the trustee’s executive, business, consulting, and/or legal positions; experience from service as a director/trustee of other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training or practice; and/or other life experiences.

The board believes that each of the trustees has the ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with each other, Morningstar, the subadvisers, other service providers, counsel and independent auditor; and to exercise effective business judgment in the performance of his or her duties. In addition to those qualities and based on each trustee’s experience, qualifications and attributes (including the information above regarding each of the trustees) and the trustees’ combined contributions to the board, following is a brief summary of the information that led to the conclusion that each board member should serve as a trustee.

Ms. Hamacher has served as a trustee of the Trust since March 2018. The board believes that Ms. Hamacher’s knowledge of financial services and investment management, including her designation as a Chartered Financial Analyst and status as an Audit Committee Financial Expert, her prior experience as a director and audit committee member of other mutual funds, and other professional experience gained through prior employment benefits the Funds.

Ms. Taylor has served as a trustee of the Trust since April 2018. The board believes that Ms. Taylor’s financial, operations and management experience as the Chair and Chief Executive Officer of a registered investment adviser focused on providing investment services to individuals, families and institutions and her service on advisory and trustee boards of charitable, educational and for-profit and nonprofit organizations benefits the Funds.

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Mr. Benjamin has served as a trustee of the Trust since July 2018. The board believes that Mr. Benjamin’s experience as a partner in a large accounting firm working with investment managers and investment companies, his status as an Audit Committee Financial Expert, and his prior service as a director of volunteer and nonprofit organizations benefits the Funds.

Mr. Needham has served as an interested trustee of the Trust since March 2018. The board believes that Mr. Needham contributes valuable experience due to his positions with Morningstar.

References to the qualifications, attributes and skills of trustees are pursuant to requirements of the SEC, do not constitute holding out the board or any trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the board by reason thereof.

Trustee Ownership of Portfolio Shares

For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee of each Fund in the Trust, with the exception of Morningstar Global Opportunistic Equity Fund, as of December 31, 2020. The dollar range of equity securities beneficially owned by each Trustee on an aggregate basis, in any registered investment companies overseen by the Trustee within the Trust’s family of investment companies and in Morningstar Global Opportunistic Equity Fund is provided as of December 31, 2021. The Trustees may have investments in other pools of securities managed by the Investment Adviser. The dollar ranges used in the table are: (i) None; (ii) $1-$10,000; (iii) $10,001 - $50,000; (iv) $50,001 - $100,000; and (v) Over $100,000.

The Independent Trustees have adopted a policy to invest, at a minimum, at least $141,000 in the Funds, which is equal to the base annual retainer to be paid to each Independent Trustee. As of April 30, 2021, each Independent Trustee has satisfied this investment requirement.

Name of Trustee	Dollar Range of Equity Securities Owned in the Funds Overseen by the Trustee		Aggregate Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Theresa Hamacher	Morningstar U.S. Equity Fund	$50,001-$100,000	Over $100,000
	Morningstar International Equity Fund	$50,001-$100,000
	Morningstar Global Income Fund	$50,001-$100,000
	Morningstar Total Return Bond Fund	$50,001-$100,000
	Morningstar Municipal Bond Fund	$50,001-$100,000
	Morningstar Defensive Bond Fund	$10,001-$50,000
	Morningstar Multisector Bond Fund	$50,001-$100,000
	Morningstar Global Opportunistic Equity Fund	$10,001-$50,000
	Morningstar Alternatives Fund	$10,001-$50,000

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Name of Trustee	Dollar Range of Equity Securities Owned in the Funds Overseen by the Trustee		Aggregate Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Linda D. Taylor	Morningstar U.S. Equity Fund	$10,001-$50,000	Over $100,000
	Morningstar International Equity Fund	$10,001-$50,000
	Morningstar Global Income Fund	$10,001-$50,000
	Morningstar Total Return Bond Fund	$10,001-$50,000
	Morningstar Municipal Bond Fund	None
	Morningstar Defensive Bond Fund	$10,001-$50,000
	Morningstar Multisector Bond Fund	$10,001-$50,000
	Morningstar Global Opportunistic Equity Fund	$10,001-$50,000
	Morningstar Alternatives Fund	$10,001-$50,000
Barry P. Benjamin	Morningstar U.S. Equity Fund	$10,001-$50,000	Over $100,000
	Morningstar International Equity Fund	$10,001-$50,000
	Morningstar Global Income Fund	$10,001-$50,000
	Morningstar Total Return Bond Fund	$10,001-$50,000
	Morningstar Municipal Bond Fund	$10,001-$50,000
	Morningstar Defensive Bond Fund	$10,001-$50,000
	Morningstar Multisector Bond Fund	$10,001-$50,000
	Morningstar Global Opportunistic Equity Fund	$10,001-$50,000
	Morningstar Alternatives Fund	$10,001-$50,000
Daniel E. Needham	Morningstar U.S. Equity Fund	$1-$10,000	Over $100,000
	Morningstar International Equity Fund	$50,001-$100,000
	Morningstar Global Income Fund	$1-$10,000
	Morningstar Total Return Bond Fund	$10,001-$50,000
	Morningstar Municipal Bond Fund	$50,001-$100,000
	Morningstar Defensive Bond Fund	$10,001-$50,000
	Morningstar Multisector Bond Fund	$1-$10,000
	Morningstar Global Opportunistic Equity Fund	$50,001-$100,000
	Morningstar Alternatives Fund	$10,001-$50,000

(1)	The term “Family of Investment Companies” as used in this SAI includes each Fund of the Trust.

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Compensation

Beginning in June 2020, Independent Trustees’ compensation is in the form of an annual retainer with the Chair of the Board (an Independent Trustee) and the Chair of the Audit Committee (an Independent Trustee) receiving an additional annual amount as a result of holding those positions. The Independent Trustees do not receive a separate meeting fee. Prior to June 2020, however, the Independent Trustees received both an annual retainer plus a per meeting fee.

Effective January 1, 2021, the compensation adopted by the Board provides for an annual retainer for Independent Trustees of $141,000 per year. The Chair of the Board (an Independent Trustee) is paid an additional retainer of $43,000, while the Chair of the Audit Committee (an Independent Trustee) is paid an additional $15,000.

All Independent Trustees are reimbursed for expenses connected with attending a Board meeting, most notably airfare and lodging expenses. Independent Trustees’ annual retainer and costs in connection with attending a Board meeting are allocated among each of the nine Morningstar Funds. The Trust has no pension or retirement plan for the Independent Trustees.

Name of Person/Position	Aggregate Compensation[3] From the Trust	Pension or Retirement Benefits Accrued as Part of Portfolio Expenses	Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex[4] Paid to Trustees
Theresa Hamacher, Independent Trustee	$175,750	N/A	N/A	$175,750
Enrique M. Vasquez, Independent Trustee[1]	$135,000	N/A	N/A	$135,000
Linda D. Taylor, Independent Trustee	$135,000	N/A	N/A	$135,000
Barry P. Benjamin, Independent Trustee	$150,000	N/A	N/A	$150,000
Daniel E. Needham, Interested Trustee[2]	None	N/A	N/A	None

[1]	Mr. Vasquez resigned from the Board for personal reasons unrelated to the Trust effective March 8, 2022.
[2]	The interested trustee does not receive compensation from the Trust for his service as trustee.
[3]	Aggregate compensation is comprised of all applicable retainers and meeting fees, but does not include reimbursements for Trustee expenses.
[4]	The Trust is composed of a single series. The term “Fund Complex” applies only to the Trust, the only one managed by the adviser.

Code of Ethics

The Trust, the adviser, each of the subadvisers, and the principal underwriter have each adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of the adviser, the subadvisers and the principal underwriter to invest in securities that may be purchased or held by the Fund.

Proxy Voting Policies

The board has delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the adviser, which, in turn, has delegated such responsibility to the subadvisers. Each subadviser will vote such proxies in accordance with its proxy policies and procedures, which are included as Appendix B to this SAI. Information about how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (1) without charge, upon request, by calling 877-626-3224 and (2) on the SEC’s website at http://www.sec.gov.

Control Persons, Principal Shareholders

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control. As of August 1, 2021, the Trustees and Officers as a group did not own more than 1% of the outstanding shares of a Fund.

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As of August 1, 2021, unless otherwise noted, the following persons owned of record or beneficially 5% or more of the shares of the following Funds:

Fund	Number of Shares	Percentage of Outstanding Shares Owned	Type of Ownership
Morningstar U.S. Equity Fund
National Financial Services LLC FTEB Our Clients 499 Washington Blvd Jersey City, NJ 07310	49,171,959.707	41.56%	Record
Pershing LLC BNYM IS Trust Co FBO Wrap Clients 760 Moore Road Mailstop 19K-0105 King of Prussia, PA 19406	21,096,118.050	17.83%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	13,292,943.244	11.24%	Record
TD Ameritrade Inc. FBO Our Clients PO Box 2226 Omaha, NE 68103-2226	13,276,134.757	11.22%	Record
Charles Schwab & Co Inc. Special Custody A/C FBO Customers 211 Main Street San Francisco, CA 94105	11,968,351.399	10.12%	Record
LPL Financial FBO Customer Accounts P.O. Box 509046 Attn Mutual Fund Operations San Diego, CA 92150	7,473,672.018	6.32%	Record
Morningstar International Equity Fund
National Financial Services LLC FTEB Our Clients 499 Washington Blvd Jersey City, NJ 07310	34,269,373.676	41.41%	Record
Pershing LLC BNYM IS Trust Co FBO Wrap Clients 760 Moore Road Mailstop 19K-0105 King of Prussia, PA 19406	14,857,188.713	17.95%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	9,436,177.782	11.40%	Record
TD Ameritrade Inc. FBO Our Clients PO Box 2226 Omaha, NE 68103-2226	9,280,559.130	11.21%	Record

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Fund	Number of Shares	Percentage of Outstanding Shares Owned	Type of Ownership
Charles Schwab & Co Inc. Special Custody A/C FBO Customers 211 Main Street San Francisco, CA 94105	8,255,912.190	9.98%	Record
LPL Financial FBO Customer Accounts P.O. Box 509046 Attn Mutual Fund Operations San Diego, CA 92150	5,234,554.476	6.33%	Record
Morningstar Global Income Fund
National Financial Services LLC FTEB Our Clients 499 Washington Blvd Jersey City, NJ 07310	8,114,553.408	34.25%	Record
LPL Financial FBO Customer Accounts P.O. Box 509046 Attn Mutual Fund Operations San Diego, CA 92150	5,911,320.134	24.95%	Record
Pershing LLC BNYM IS Trust Co FBO Wrap Clients 760 Moore Road Mailstop 19K-0105 King of Prussia, PA 19406	3,804,810.735	16.06%	Record
Charles Schwab & Co Inc. Special Custody A/C FBO Customers 211 Main Street San Francisco, CA 94105	2,716,582.338	11.47%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	1,304,641.899	5.51%	Record
TD Ameritrade Inc. FBO Our Clients PO Box 2226 Omaha, NE 68103-2226	1,259,209.646	5.32%	Record
Morningstar Total Return Bond Fund
National Financial Services LLC FTEB Our Clients 499 Washington Blvd Jersey City, NJ 07310	33,855,626.687	41.63%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	12,687,503.609	15.60%	Record

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Fund	Number of Shares	Percentage of Outstanding Shares Owned	Type of Ownership
Pershing LLC BNYM IS Trust Co FBO Wrap Clients 760 Moore Road Mailstop 19K-0105 King of Prussia, PA 19406	12,297,666.793	15.12%	Record
Charles Schwab & Co Inc. Special Custody A/C FBO Customers 211 Main Street San Francisco, CA 94105	8,575,210.519	10.54%	Record
TD Ameritrade Inc. FBO Our Clients PO Box 2226 Omaha, NE 68103-2226	6,331,741.456	7.79%	Record
LPL Financial FBO Customer Accounts P.O. Box 509046 Attn Mutual Fund Operations San Diego, CA 92150	4,973,014.416	6.11%	Record
Morningstar Municipal Bond Fund
National Financial Services LLC FTEB Our Clients 499 Washington Blvd Jersey City, NJ 07310	17,033,090.022	43.54%	Record
Pershing LLC BNYM IS Trust Co FBO Wrap Clients 760 Moore Road Mailstop 19K-0105 King of Prussia, PA 19406	8,503,654.325	21.74%	Record
Charles Schwab & Co Inc. Special Custody A/C FBO Customers 211 Main Street San Francisco, CA 94105	4,767,007.462	12.19%	Record
TD Ameritrade Inc. FBO Our Clients PO Box 2226 Omaha, NE 68103-2226	3,304,043.124	8.45%	Record
LPL Financial FBO Customer Accounts P.O. Box 509046 Attn Mutual Fund Operations San Diego, CA 92150	2,674,327.359	6.84%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	2,157,708.715	5.52%	Record

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Fund	Number of Shares	Percentage of Outstanding Shares Owned	Type of Ownership
Morningstar Defensive Bond Fund
National Financial Services LLC FTEB Our Clients 499 Washington Blvd Jersey City, NJ 07310	8,384,238.609	42.30%	Record
Pershing LLC BNYM IS Trust Co FBO Wrap Clients 760 Moore Road Mailstop 19K-0105 King of Prussia, PA 19406	3,296,586.339	16.63%	Record
Charles Schwab & Co Inc. Special Custody A/C FBO Customers 211 Main Street San Francisco, CA 94105	2,644,287.905	13.34%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	2,609,907.789	13.17%	Record
TD Ameritrade Inc. FBO Our Clients PO Box 2226 Omaha, NE 68103-2226	1,077,169.989	5.43%	Record
Morningstar Multisector Bond Fund
National Financial Services LLC FTEB Our Clients 499 Washington Blvd Jersey City, NJ 07310	9,707,809.144	43.44%	Record
LPL Financial FBO Customer Accounts P.O. Box 509046 Attn Mutual Fund Operations San Diego, CA 92150	3,504,858.179	15.68%	Record
Pershing LLC BNYM IS Trust Co FBO Wrap Clients 760 Moore Road Mailstop 19K-0105 King of Prussia, PA 19406	2,884,754.861	12.91%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	2,260,166.415	10.11%	Record
Charles Schwab & Co Inc. Special Custody A/C FBO Customers 211 Main Street San Francisco, CA 94105	2,183,213.654	9.77%	Record

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Fund	Number of Shares	Percentage of Outstanding Shares Owned	Type of Ownership
TD Ameritrade Inc. FBO Our Clients PO Box 2226 Omaha, NE 68103-2226	1,154,138.532	5.16%	Record
Morningstar Alternatives Fund
National Financial Services LLC FTEB Our Clients 499 Washington Blvd Jersey City, NJ 07310	13,734,465.882	44.47%	Record
Pershing LLC BNYM IS Trust Co FBO Wrap Clients 760 Moore Road Mailstop 19K-0105 King of Prussia, PA 19406	6,441,662.570	20.86%	Record
Charles Schwab & Co Inc. Special Custody A/C FBO Customers 211 Main Street San Francisco, CA 94105	4,183,881.367	13.55%	Record

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Fund	Number of Shares	Percentage of Outstanding Shares Owned	Type of Ownership
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	2,778,526.864	9.00%	Record
TD Ameritrade Inc. FBO Our Clients PO Box 2226 Omaha, NE 68103-2226	1,710,661.125	5.54%	Record

As of April 1, 2022, unless otherwise noted, the following persons owned of record or beneficially 5% or more of the shares of the following Fund:

Morningstar Global Opportunistic Equity Fund
National Financial Services LLC FTEB Our Clients 499 Washington Blvd Jersey City, NJ 07310	10,813,648.053	51.78%	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	3,564,998.163	17.07%	Record
Charles Schwab & Co Inc. Special Custody A/C FBO Customers 211 Main Street San Francisco, CA 94105	2,594,073.364	12.42%	Record
TD Ameritrade Inc. FBO Our Clients PO Box 2226 Omaha, NE 68103-2226	2,009,499.702	9.62%	Record
LPL Financial FBO Customer Accounts P.O. Box 509046 Attn Mutual Fund Operations San Diego, CA 92150	1,428,854.579	6.84%	Record

The Funds’ Investment Team

Morningstar, located at 22 W. Washington Street, Chicago, IL 60602, acts as investment adviser to the Funds pursuant to an investment advisory agreement (the Advisory Agreement) with the Trust. As of April 30, 2021, the adviser had assets under management of approximately $44 billion. Morningstar is a Delaware limited liability company that was incorporated in 1999. Morningstar is a wholly-owned subsidiary of Morningstar, Inc., which is a publicly traded company (Nasdaq Ticker: MORN). Mr. Joseph Mansueto, Executive Chairman of Morningstar Inc., holds approximately 45% of Morningstar Inc.’s outstanding shares. Because of that ownership, Mr. Mansueto is an indirect owner of Morningstar.

Under the Advisory Agreement, Morningstar is entitled to receive an annual management fee calculated daily and payable monthly equal to the following percentage of a Fund’s average daily net assets:

Fund	Management Fee
Morningstar U.S. Equity Fund	0.67%
Morningstar International Equity Fund	0.83%

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Morningstar Global Income Fund	0.35%
Morningstar Total Return Bond Fund	0.44%
Morningstar Municipal Bond Fund	0.44%
Morningstar Defensive Bond Fund	0.36%
Morningstar Multisector Bond Fund	0.61%
Morningstar Global Opportunistic Equity Fund	0.47%
Morningstar Alternatives Fund	0.85%

The following table sets forth the amount of the management fees earned by the adviser for the last three fiscal years.

Fund	Year Ended 4/30/21	Year Ended 4/30/20	Year Ended 4/30/19(1)
Morningstar U.S. Equity Fund	$9,317,813	$5,384,148	$1,107,521
Morningstar International Equity Fund	$7,657,665	$4,638,386	$986,935
Morningstar Global Income Fund	$895,088	$732,078	$175,381
Morningstar Total Return Bond Fund	$2,830,222	$2,176,944	$439,907
Morningstar Municipal Bond Fund	$1,611,536	$776,206	$146,797
Morningstar Defensive Bond Fund	$735,638	$645,130	$135,622
Morningstar Multisector Bond Fund	$1,522,059	$1,211,238	$268,223
Morningstar Global Opportunistic Equity Fund	$820,993	$322,323	$63,662
Morningstar Alternatives Fund	$2,026,226	$1,277,392	$201,224

(1)	The Funds commenced operations on November 2, 2018.

Morningstar has contractually agreed, through at least August 31, 2022, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Code) to ensure that each Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, acquired fund fees and expenses (AFFE), short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed the caps set forth in the table below under “Expense Cap Before Inclusion of AFFE in Cap” (the Base Expense Limitation Agreement). It is important to note that as a result of the exclusion of the above-listed expenses from the caps, a Fund’s Total Annual Fund Operating Expenses may in certain circumstances be higher than its cap, including as a result of AFFE borne by a Fund. Notwithstanding the foregoing, it is the adviser’s intent to partially limit AFFE such that when AFFE is included in the expense ratio, no Fund’s Total Annual Fund Operating Expenses (excluding the above-listed expenses other than AFFE) exceed the amounts set forth in the Funds’ original prospectus dated July 11, 2018, as revised August 15, 2018. To date, Morningstar has voluntarily waived fees and/or reimbursed expenses to achieve this result. To formalize this waiver, Morningstar has also contractually agreed, in addition to the Base Limitation Agreement, to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses (to the extent permitted by the Code) through at least August 31, 2022, to ensure that each Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, trading costs, short sale dividend and interest expenses, litigation expenses, and extraordinary expenses) do not exceed the caps set forth in the table below under “Expense Cap After Inclusion of AFFE in Cap” (the Supplemental Expense Limitation Agreement). Prior to August 31, 2022, the Base Expense Limitation Agreement and Supplemental Expense Limitation Agreement may be terminated only upon mutual agreement between the Trust (which would require the approval of the Trust’s board of trustees) and the adviser, or automatically upon the termination of the Investment Advisory Agreement between the Trust and the adviser.

Fund	Expense Cap Before Inclusion of AFFE in Cap	Expense Cap After Inclusion of AFFE in Cap
Morningstar U.S. Equity Fund	0.85%	0.85%
Morningstar International Equity Fund	1.00%	1.00%
Morningstar Global Income Fund	0.89%	0.75%
Morningstar Total Return Bond Fund	0.53%	0.54%
Morningstar Municipal Bond Fund	0.59%	0.59%
Morningstar Defensive Bond Fund	0.48%	0.55%
Morningstar Multisector Bond Fund	0.80%	0.80%
Morningstar Global Opportunistic Equity Fund	1.00%	0.93%
Morningstar Alternatives Fund	1.29%	1.20%

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The following table sets forth the amount of the fees waived and/or expenses reimbursed by Morningstar pursuant to its contractual expense limitation agreement for each of the Funds for the last three fiscal years. The table does not reflect any additional waivers or reimbursements that Morningstar may have voluntarily incurred.

Fund	Year Ended 4/30/21	Year Ended 4/30/20	Year Ended 4/30/19(1)
Morningstar U.S. Equity Fund	$310,960	$612,452	$402,512
Morningstar International Equity Fund	$704,412	$765,298	$394,777
Morningstar Global Income Fund	$0	$0	$155,083
Morningstar Total Return Bond Fund	$1,303,302	$1,359,720	$335,964
Morningstar Municipal Bond Fund	$269,717	$304,126	$152,975
Morningstar Defensive Bond Fund	$333,457	$315,381	$162,191
Morningstar Multisector Bond Fund	$278,734	$351,322	$158,306
Morningstar Global Opportunistic Equity Fund	$0	$0	$112,092
Morningstar Alternatives Fund	$585,093	$0	$220,707

(1)	The Funds commenced operations on November 2, 2018.

The following table sets forth the additional amount of the fees waived and/or expenses that were voluntarily reimbursed by Morningstar pursuant to its Supplemental Expense Limitation Agreement for each of the Funds for the past two fiscal years.

Fund	Year Ended 4/30/21	Year Ended 4/30/20
Morningstar U.S. Equity Fund	$598,111	$349,672
Morningstar International Equity Fund	$970,496	$436,310
Morningstar Global Income Fund	$9,704	$112,363
Morningstar Total Return Bond Fund	$51,500	$13,741
Morningstar Municipal Bond Fund	$29,669	$20,258
Morningstar Defensive Bond Fund	$0	$0
Morningstar Multisector Bond Fund	$31,090	$23,003
Morningstar Global Opportunistic Equity Fund	$80,963	$139,036
Morningstar Alternatives Fund	$409,973	$524,984

Under the Advisory Agreement, Morningstar furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the Fund’s investments.

Morningstar shall provide the Trust through investment “subadvisers” with such investment research, advice and supervision as the Trust may from time to time consider necessary for the proper management of the assets of the Funds, shall furnish continuously an investment program for each Fund, shall determine from time to time which securities or other investments shall be purchased, sold or exchanged for each Fund, including providing or obtaining such services as may be necessary in managing, acquiring or disposing of securities, cash or other investments.

After its initial two year term, the Advisory Agreement continues in effect for successive annual periods so long as such continuation is specifically approved at least annually by the vote of (1) the board (or a majority of the outstanding shares of the Fund), and (2) a majority of the trustees who are not interested persons of any party to the Advisory Agreement, in each case, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time, without penalty, by either party to the Advisory Agreement upon a 60-day written notice and is automatically terminated in the event of its “assignment,” as defined in the 1940 Act.

Morningstar shall generally supervise and oversee all subadvisory, custody, transfer agency, dividend disbursing, legal, accounting and administrative services by third parties that have contracted with the Trust to provide such services.

Under certain circumstances, Morningstar may engage one or more third-party transition management service providers to execute transactions on behalf of a Fund where Morningstar has allocated a portion of the Fund’s assets away from a particular subadviser, but the board has not yet approved an advisory agreement with a replacement subadviser. During such time, Morningstar will instruct the transition manager(s) as to what transactions to effect on behalf of a Fund’s portfolio. The duration of any such transition management services will be determined by Morningstar’s ability to identify an appropriate replacement subadviser.

Reliance on Manager of Managers Order

Morningstar and the Trust have obtained an exemptive order from the SEC to operate under a manager of managers structure that permits the adviser, with the approval of the board of trustees, to appoint and replace subadvisers, enter into subadvisory agreements, and materially amend and terminate subadvisory agreements on behalf of the Funds without shareholder approval (the Manager of Managers Structure). Under the Manager of Managers Structure, the Adviser will have

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ultimate responsibility, subject to oversight of the board of trustees, for overseeing the Trust’s subadvisers and recommending to the board their hiring, termination, or replacement. The SEC order does not apply to any subadviser that is affiliated with Morningstar, unless such affiliation is due to such subadviser being (i) a wholly-owned subsidiary of Morningstar, or (ii) a wholly-owned subsidiary of Morningstar’s parent company. Notwithstanding the SEC exemptive order, adoption of the Manager of Managers Structure by the Funds also requires prior shareholder approval. Such approval was obtained for the Funds from its initial shareholder. The exemptive application provides that specific amounts payable by Morningstar to subadvisers under the Funds’ subadvisory agreements need not be disclosed to shareholders.

The Manager of Managers Structure enables the Trust to operate with greater efficiency by not incurring the expense and delays associated with obtaining shareholder approvals for matters relating to subadvisers or subadvisory agreements. Operation of the Funds under the Manager of Managers Structure does not permit management fees paid by a Fund to Morningstar to be increased without shareholder approval. Shareholders will be notified of any changes made to subadvisers or material changes to subadvisory agreements within 90 days of the change.

Morningstar has ultimate responsibility for the investment performance of the Funds due to its responsibility to oversee the subadvisers and recommend their hiring, termination and replacement.

The Subadvisers

Morningstar U.S. Equity Fund

ClearBridge Investments, LLC (ClearBridge) is a subadviser for the Fund pursuant to a Subadvisory Agreement with the adviser and the Trust. ClearBridge is a wholly-owned subsidiary of Legg Mason, Inc. On July 31, 2020, Franklin Resources, Inc. (“Franklin Resources”) acquired Legg Mason, Inc. in an all-cash transaction. As a result of the transaction, ClearBridge is now an indirect, wholly-owned subsidiary of Franklin Resources, a publicly traded company. For its services as subadviser to its portion of the Fund’s assets, ClearBridge is entitled to receive a fee from the adviser.

Diamond Hill Capital Management, Inc. (Diamond Hill) is a subadviser for the Fund pursuant to a Subadvisory Agreement with the adviser and the Trust. Diamond Hill is a wholly-owned subsidiary of Diamond Hill Investment Group, Inc., a publicly traded company. For its services as subadviser to its portion of the Fund’s assets, Diamond Hill is entitled to receive a fee from the adviser.

Easterly Investment Partners LLC (Easterly) is a subadviser for the Fund pursuant to a Subadvisory Agreement with the adviser and the Trust. Easterly is wholly owned by LE Partners Holdings LLC, a Delaware limited liability company, which is principally owned and controlled indirectly by Darrell Crate and owned by employees of Levin Easterly. For its services as subadviser to its portion of the Fund’s assets, Easterly is entitled to receive a fee from the adviser.

Massachusetts Financial Services Company, d/b/a MFS Investment Management (MFS) is a subadviser for the Fund pursuant to a Subadvisory Agreement with the adviser and the Trust. MFS is an indirect, majority owned subsidiary of Sun Life Financial Inc., a diversified financial services company. For its services as subadviser to its portion of the Fund’s assets, MFS is entitled to receive a fee from the adviser.

Wasatch Advisors, Inc. d/b/a Wasatch Global Investors (Wasatch Advisors) is a subadviser for the Fund pursuant to a Subadvisory Agreement with the adviser and the Trust. Wasatch Advisors is 100% employee owned with over 25 shareholders and no one employee owning 25% or more of the firm. For its services as subadviser to its portion of the Fund’s assets, Wasatch Advisors is entitled to receive a fee from the adviser.

Westwood Management Corp. (Westwood) is a subadviser for the Fund pursuant to a Subadvisory Agreement with the adviser and the Trust. Westwood is a wholly-owned subsidiary of Westwood Holdings Group, Inc., a publicly traded company. For its services as subadviser to its portion of the Fund’s assets, Westwood is entitled to receive a fee from the adviser.

Morningstar International Equity Fund

Harding Loevner L.P. (Harding Loevner) is a subadviser for the Fund pursuant to a Subadvisory Agreement with the adviser and the Trust. Harding Loevner is a Delaware limited partnership that operates independently of Affiliated Managers Group, Inc., a publicly-traded company, which owns Harding Loevner’s general partner and an interest of approximately 66% as of December 31, 2020. Harding Loevner’s key employees own the remaining interests. For its services as subadviser to its portion of the Fund’s assets, Harding Loevner is entitled to receive a fee from the adviser.

Harris Associates L.P. (Harris Associates) is a subadviser for the Fund pursuant to a Subadvisory Agreement with the adviser and the Trust. Harris Associates is a limited partnership with Harris Associates, Inc. as its general partner. Harris Associates and its general partner are indirect subsidiaries of Natixis Investment Managers, L.P. which is an indirect subsidiary of Natixis Investment Managers, an international asset management group based in Paris, France. For its services as subadviser to its portion of the Fund’s assets, Harris Associates is entitled to receive a fee from the adviser.

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Lazard Asset Management LLC (Lazard) is a subadviser for the Fund pursuant to a Subadvisory Agreement with the adviser and the Trust. Lazard is a wholly-owned subsidiary of Lazard Frères & Co. LLC, a New York limited liability company with one member, Lazard Group LLC, a Delaware limited liability company. For its services as subadviser to its portion of the Fund’s assets, Lazard is entitled to receive a fee from the adviser.

T. Rowe Price Associates, Inc. (T. Rowe Price) is a subadviser for the Fund pursuant to a Subadvisory Agreement with the adviser and the Trust. T. Rowe Price is registered as an investment adviser with the SEC and was founded in 1937. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc., which was formed in 2000 as the publicly traded parent holding company of T. Rowe Price and its affiliated entities. For its services as subadviser to its portion of the Fund’s assets, T. Rowe Price is entitled to receive a fee from the adviser. As a subadviser to the Fund, T. Rowe Price may in its discretion utilize the service of its affiliates, T. Rowe Price International LTD (TRPI), a corporation organized under the laws of the United Kingdom and a wholly owned subsidiary of T. Rowe Price and T. Rowe Price Singapore Private LTD (TRPS), a corporation organized under the laws of Singapore and a wholly owned subsidiary of TRPI, pursuant to separate agreements between T. Rowe Price and TRPI and TRPS, respectively.

Morningstar Global Income Fund

Cullen Capital Management, LLC (Cullen Capital) is a subadviser for the Fund pursuant to a Subadvisory Agreement with the adviser and the Trust. Cullen Capital is currently owned and controlled by James P. Cullen. For its services as subadviser to the Fund, Cullen Capital is entitled to receive a fee from the adviser.

Western Asset Management Company, LLC (Western) is a subadviser for the Fund pursuant to a Subadvisory Agreement with the adviser and the Trust. Western operates as a group of coordinated sister companies located in various jurisdictions, and the Firm is headquartered in Pasadena, California. Western is a wholly-owned subsidiary of Legg Mason, Inc. On July 31, 2020, Franklin Resources, Inc. (Franklin Resources) acquired Legg Mason, Inc. in an all-cash transaction. As a result of the transaction, Western is now an indirect, wholly-owned subsidiary of Franklin Resources, a publicly traded company. For its services as subadviser to its portion of the Fund’s assets, Western is entitled to receive a fee from the adviser.

Morningstar Total Return Bond Fund

BlackRock Financial Management, Inc. (BlackRock) is a subadviser to the Fund pursuant to a Subadvisory Agreement with the adviser and the Trust. BlackRock is registered as an investment adviser with the SEC and was founded in 1988. BlackRock is a wholly owned subsidiary of BlackRock, Inc., a publicly traded company. As a subadviser to the Fund, BlackRock may in its discretion utilize the services of its affiliates, BlackRock International Limited (“BIL”), a corporation organized under the laws of Scotland, and BlackRock (Singapore) Limited (“BSL”), a corporation organized under the laws of Singapore, each a wholly owned subsidiary of BlackRock, Inc. pursuant to separate agreements between BlackRock and BIL and BSL, respectively. For its services as subadviser to its portion of the Fund’s assets, BlackRock is entitled to receive a fee from the adviser.

Western Asset Management Company, LLC (Western) is a subadviser for the Fund pursuant to a Subadvisory Agreement with the adviser and the Trust. Western operates as a group of coordinated sister companies located in various jurisdictions, and the Firm is headquartered in Pasadena, California. Western is a wholly-owned subsidiary of Legg Mason, Inc. On July 31, 2020, Franklin Resources, Inc. (“Franklin Resources”) acquired Legg Mason, Inc. in an all-cash transaction. As a result of the transaction, Western is now an indirect, wholly-owned subsidiary of Franklin Resources, a publicly traded company. For its services as subadviser to its portion of the Fund’s assets, Western is entitled to receive a fee from the adviser.

Morningstar Municipal Bond Fund

Allspring Global Investments, LLC (Allspring Global) is a subadviser for the Fund pursuant to a Subadvisory Agreement with the adviser and the Trust. Allspring Global is a directly and wholly-owned subsidiary of Allspring Global Investments Holdings, LLC, which is in turn controlled by certain private funds of GTCR and RCP through a series of direct and indirect parents including Allspring Buyer, LLC; Allspring Intermediate II, LLC; Allspring Intermediate I, LLC; Allspring Group Holdings, LLC. For its services as subadviser to its portion of the Fund’s assets, Allspring Global is entitled to receive a fee from the adviser.

T. Rowe Price Associates, Inc. (T. Rowe Price) is a subadviser for the Fund pursuant to a Subadvisory Agreement with the adviser and the Trust. T. Rowe Price is registered as an investment adviser with the SEC and was founded in 1937. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc., which was formed in 2000 as the publicly traded parent holding company of T. Rowe Price and its affiliated entities. For its services as subadviser to its portion of the Fund’s assets, T. Rowe Price is entitled to receive a fee from the adviser.

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Morningstar Defensive Bond Fund

First Pacific Advisors, LP (First Pacific) is a subadviser for the Fund pursuant to a Subadvisory Agreement with the adviser and the Trust. The firm’s owners are its Managing Partners, J. Richard Atwood, and Steven T. Romick, and seven other Partners as follows: Thomas H. Atteberry, J. Mark Hancock, Mark Landecker, Ryan Leggio, Nico Y. Mizrahi, Abhijeet Patwardhan, and Brian A. Selmo. For its services as subadviser to the Fund, First Pacific is entitled to receive a fee from the adviser.

Morningstar Multisector Bond Fund

Loomis, Sayles & Company, L.P. (Loomis Sayles) is a subadviser for the Fund pursuant to a Subadvisory Agreement with the adviser and the Trust. Loomis Sayles’ sole general partner, Loomis Sayles & Company, Inc., is directly owned by Natixis Investment Managers, LLC (Natixis LLC) an indirect subsidiary of Natixis Investment Managers, that is in turn owned by Natixis. Natixis is wholly-owned by BPCE. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. For its services as subadviser to its portion of the Fund’s assets, Loomis Sayles is entitled to receive a fee from the adviser.

TCW Investment Management Company LLC (TCW) is a subadviser for the Fund pursuant to a Subadvisory Agreement with the adviser and the Trust. TCW is wholly-owned by The TCW Group, Inc., a Nevada corporation (TCW Group). In February 2013, TCW management and private investment funds affiliated with alternative asset manager The Carlyle Group (together with such affiliates, “Carlyle”) acquired TCW Group. On December 27, 2017 Nippon Life Insurance Company acquired a 24.75% minority stake in TCW Group from Carlyle. As a result of the transaction, TCW management and employees have increased their ownership in the firm to approximately 44.07% and Carlyle maintains a 31.18% interest in TCW Group. For its services as subadviser to its portion of the Fund’s assets, TCW is entitled to receive a fee from the adviser.

Voya Investment Management Company, LLC (Voya) is a subadviser for the Fund pursuant to a Subadvisory Agreement with the adviser and the Trust. Voya is a wholly-owned indirect subsidiary of Voya Financial, Inc., a publicly traded financial holding company. For its services as subadviser to its portion of the Fund’s assets, Voya is entitled to receive a fee from the adviser.

Morningstar Global Opportunistic Equity Fund

Lazard Asset Management LLC (Lazard) is a subadviser for the Fund pursuant to a Subadvisory Agreement with the adviser and the Trust. Lazard is a wholly-owned subsidiary of Lazard Frères & Co. LLC, a New York limited liability company with one member, Lazard Group LLC, a Delaware limited liability company. For its services as subadviser to its portion of the Fund’s assets, Lazard is entitled to receive a fee from the adviser.

Morningstar Alternatives Fund

SSI Investment Management, LLC (SSI) is a subadviser for the Fund pursuant to a Subadvisory Agreement with the adviser and the Trust. SSI is majority-owned by Resolute Investment Managers, Inc., a diversified, multi-affiliate asset management platform with more than 40 affiliated and independent investment managers. The minority interest in SSI is held by Team SSI LLC (formerly SSI Investment Management, Inc.), the previous subadviser, which is owned by current and former employees of SSI. For its services as subadviser to its portion of the Fund’s assets, SSI is entitled to receive a fee from the adviser.

Water Island Capital, LLC (Water Island) is a subadviser for the Fund pursuant to a Subadvisory Agreement with the adviser and the Trust. Water Island is registered as an investment adviser with the SEC and was founded in 2000. Water Island’s majority owner is John Orrico. For its services as subadviser to its portion of the Fund’s assets, Water Island is entitled to receive a fee from the adviser.

BlackRock Financial Management, Inc. (BlackRock) is a subadviser to the Fund under a Subadvisory Agreement with the adviser and the Trust. BlackRock is registered as an investment adviser with the SEC and was founded in 1988. BlackRock is a wholly owned subsidiary of BlackRock, Inc., a publicly traded company. For its services as subadviser to its portion of the Fund’s assets, BlackRock is entitled to receive a fee from the adviser. As a subadviser to the Fund, BlackRock may in its discretion utilize the services of its affiliate, BlackRock International Limited (“BIL”), a corporation organized under the laws of Scotland and a wholly owned subsidiary of BlackRock, Inc. pursuant to a separate agreement between BlackRock and BIL. For its services as subadviser to its portion of the Fund’s assets, BlackRock is entitled to receive a fee from the adviser.

Each subadviser has agreed to furnish continuously an investment program for their assigned portion of the Fund that it subadvises and shall determine from time to time in its discretion the securities and other investments to be purchased or sold or exchanged and what portions of the Fund shall be held in various securities, cash or other investments. In this

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connection, each subadviser shall provide Morningstar and the officers and trustees of the Trust with such reports and documentation as the latter shall reasonably request regarding the subadviser’s management of the Fund assets. Each subadviser shall carry out its responsibilities in compliance with: (a) the Fund’s investment objective, policies and restrictions as set forth in the Trust’s current registration statement, (b) such policies or directives as the Trust’s trustees may from time to time establish or issue and communicate to the subadvisers in writing, and (c) applicable law and related regulations.

The following table sets forth the aggregate fees earned by the subadvisers from the adviser during the last three fiscal years, represented in dollars and as a percentage of each Fund’s net assets.

Fund	Year Ended 4/30/21 (2)		Year Ended 4/30/20 (2)		Year Ended 4/30/19 (1)(2)
Morningstar U.S. Equity Fund	$4,419,792	0.32%	$2,707,934	0.34%	$560,521	0.34%
Morningstar International Equity Fund	$3,763,329	0.41%	$2,578,948	0.46%	$583,146	0.49%
Morningstar Global Income Fund	$395,036	0.15%	$318,592	0.15%	$70,364	0.14%
Morningstar Total Return Bond Fund	$1,200,156	0.19%	$954,511	0.19%	$210,704	0.21%
Morningstar Municipal Bond Fund	$651,761	0.18%	$343,455	0.19%	$67,601	0.20%
Morningstar Defensive Bond Fund	$234,133	0.11%	$172,803	0.10%	$31,860	0.08%
Morningstar Multisector Bond Fund	$935,261	0.37%	$779,421	0.39%	$160,873	0.37%
Morningstar Global Opportunistic Equity Fund	$226,580	0.13%	$100,716	0.15%	$10,878	0.08%
Morningstar Alternatives Fund	$1,722,573	0.72%	$716,365	0.48%	$93,722	0.40%

(1)	The Funds commenced operations on November 2, 2018.
(2)	The Trust is allowed to provide aggregate fee information pursuant to exemptive relief.

Portfolio Managers

The following section provides information regarding each portfolio manager’s compensation, other accounts managed, material conflicts of interests, and any ownership of securities in the Fund for which they subadvise. Each portfolio manager or team member is referred to as a portfolio manager below. The portfolio managers are shown together in this section only for ease in presenting the information and should not be viewed for purposes of comparing the portfolio managers or their firms against one another. Each firm is a separate entity that may employ different compensation structures and may have different management requirements, and each portfolio manager may be affected by different conflicts of interest.

Other Accounts Managed by Portfolio Managers—The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are based on account performance, this information is reflected in separate tables below. Information in all tables is shown as of April 30, 2021. Asset amounts are approximate and have been rounded to the billions. Alfonzo Bruno did not serve as a portfolio manager to any of the Funds as of April 30, 2021.

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	Number of Other Accounts Managed and Assets by Account Type (in billions)			Number of Other Accounts and Assets for Which Advisory Fee is Performance- Based
Firm and Portfolio Manager(s)	Registered Investment Companies (excluding the Funds)	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies (excluding the Funds)	Other Pooled Investment Vehicles	Other Accounts
Morningstar
Daniel E. McNeela, CFA	5	0	19,750	0	0	0
	$0.5	$0.0	$2.7	$0.0	$0.0	$0.0
Marta K. Norton, CFA	0	0	0	0	0	0
	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
Gareth P. Lyons	0	0	7,659	0	0	0
	$0.0	$0.0	$1.1	$0.0	$0.0	$0.0
Michael A. Stout, CFA	5	0	24,178	0	0	0
	$0.5	$0.0	$3.4	$0.0	$0.0	$0.0
Richard M. Williamson, CFA, CIPM	5	0	6,525	0	0	0
	$0.5	$0.0	$1.0	$0.0	$0.0	$0.0
Hong Cheng	0	0	3,778	0	0	0
	$0.0	$0.0	$0.6	$0.0	$0.0	$0.0
Allspring Global
Robert J. Miller	8	0	18	0	0	0
	$13.4	$0.0	$4.2	$0.0	$0.0	$0.0
Bruce R. Johns	8	0	4	0	0	0
	$8.9	$0.0	$0.2	$0.0	$0.0	$0.0
Terry J. Goode	11	0	13	0	0	0
	$13.7	$0.0	$2.0	$0.0	$0.0	$0.0
Nicholas Venditti	9	0	36	0	0	0
	$17.9	$0.0	$5.2	$0.0	$0.0	$0.0
Brandon Pae	4	0	0	0	0	0
	$4.4	$0.0	$0.0	$0.0	$0.0	$0.0
Blackrock
Richard M. Rieder	21	39	23	0	7	8
	$121.2	$47.2	$10.8	$0.0	$3.3	$7.8
Robert J. Miller	18	18	15	0	1	6
	$86.6	$23.9	$4.8	$0.0	$2.7	$3.0
David L. Rogal	10	11	2	0	0	0
	$77.3	$20.6	$0.1	$0.0	$0.0	$0.0
Tom Parker, CFA	1	2	0	0	1	0
	$5.0	$6.2	$0.0	$0.0	$4.5	$0.0
Scott Radell	53	31	11	0	0	3
	$362.1	$56.5	$7.8	$0.0	$0.0	$2.1
Jeffrey Rosenberg, CFA	3	0	0	0	0	0
	$6.6	$0.0	$0.0	$0.0	$0.0	$0.0

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	Number of Other Accounts Managed and Assets by Account Type (in billions)			Number of Other Accounts and Assets for Which Advisory Fee is Performance- Based
Firm and Portfolio Manager(s)	Registered Investment Companies (excluding the Funds)	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies (excluding the Funds)	Other Pooled Investment Vehicles		Other Accounts
ClearBridge
Peter J. Bourbeau	12	5	93,435	0	0		1
	$25.5	$5.9	$36.1	$0.0	$0.0		$0.3
Margaret B. Vitrano	12	5	93,435	0	0		1
	$25.5	$5.9	$36.1	$0.0	$0.0		$0.3
Cullen Capital
James P. Cullen	8	7	6,728	0	1		0
	$1.9	$0.7	$16.1	$0.0	$0.0	(1)	$0.0
Rahul D. Sharma	2	2	2,290	0	1		0
	$0.5	$0.4	$3.9	$0.0	$0.0	(1)	$0.0
Diamond Hill
Christopher A. Welch, CFA	7	1	11	0	0		0
	$4.2	$0.2	$0.3	$0.0	$0.0		$0.0
Christopher M. Bingaman, CFA	3	0	0	0	0		0
	$3.0	$0.0	$0.0	$0.0	$0.0		$0.0
Easterly
Jack Murphy	0	3	23	0	0		0
	$0.0	$0.3	$1.6	$0.0	$0.0		$0.0
First Pacific
Thomas H. Atteberry, CFA	3	0	11	3	0		0
	$11.8	$0.0	$0.6	$3.0	$0.0		$0.0
Abhijeet Patwardhan	3	0	11	0	0		0
	$11.8	$0.0	$0.6	$0.0	$0.0		$0.0
Harding Loevner
Ferrill D. Roll, CFA	3	7	246	0	0		0
	$20.8	$3.4	$5.6	$0.0	$0.0		$0.0
Bryan C. Lloyd, CFA	3	7	246	0	0		0
	$20.8	$3.4	$5.6	$0.0	$0.0		$0.0
Patrick C. Todd, CFA	3	7	246	0	0		0
	$20.8	$3.4	$5.6	$0.0	$0.0		$0.0
Andrew H. West, CFA	6	7	246	0	0		0
	$20.8	$3.4	$5.6	$0.0	$0.0		$0.0
Babatunde Ojo, CFA	4	7	246	0	0		0
	$21.0	$3.4	$5.6	$0.0	$0.0		$0.0
Harris Associates
David G. Herro, CFA	13	42	24	0	3		0
	$39.0	$30.1	$5.0	$0.0	$1.0		$0.0
Michael L. Manelli, CFA	10	23	12	0	3		0
	$35.6	$18.3	$1.7	$0.0	$1.0		$0.0

(1)	Assets under $100 million not shown due to rounding

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	Number of Other Accounts Managed and Assets by Account Type (in billions)					Number of Other Accounts and Assets for Which Advisory Fee is Performance- Based
Firm and Portfolio Manager(s)	Registered Investment Companies (excluding the Funds)	Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies (excluding the Funds)	Other Pooled Investment Vehicles		Other Accounts
Lazard
James Donald, CFA	5	12		97		1	0		4
	$9.0	$3.8		$13.8		$5.6	$0.0		$1.0
Rohit Chopra	7	10		36		0	0		2
	$5.5	$2.9		$8.7		$0.0	$0.0		$0.8
Ganesh Ramachandran	10	11		36		0	0		2
	$5.7	$2.9		$8.7		$0.0	$0.0		$0.8
Monika Shrestha	7	10		36		0	0		2
	$5.5	$2.9		$8.7		$0.0	$0.0		$0.8
John Reinsberg	12	18		15		0	0		2
	$11.3	$7.2		$3.1		$0.0	$0.0		$0.4
Bertrand Cliquet, CFA	5	12		15		0	0		1
	$9.0	$6.1		$3.1		$0.0	$0.0		$0.2
Matthew Landy	5	12		15		0	0		1
	$9.0	$6.1		$3.1		$0.0	$0.0		$0.2
John Mulquiney, CFA	5	12		15		0	0		1
	$9.0	$6.1		$3.1		$0.0	$0.0		$0.2
Warryn Robertson	5	15		23		0	0		2
	$9.0	$6.3		$6.0		$0.0	$0.0		$1.7
Loomis Sayles
Matthew J. Eagan, CFA	18	28		127		0	0		6
	$29.7	$12.4		$22.8		$0.0	$0.0		$0.7
Elaine M. Stokes	16	27		117		0	0		6
	$29.2	$12.4		$22.8		$0.0	$0.0		$0.7
Brian P. Kennedy	15	25		137		0	0		6
	$28.8	$11.9		$22.2		$0.0	$0.0		$0.7
Todd P. Vandam, CFA	5	13		70		0	0		6
	$2.0	$3.9		$9.4		$0.0	$0.0		$0.7
MFS
Nevin P. Chitkara	14	4		18		0	0		0
	$82.8	$6.6		$10.3		$0.0	$0.0		$0.0
Katherine A. Cannan	11	3		18		0	0		0
	$78.7	$4.7		$10.3		$0.0	$0.0		$0.0
SSI
George M. Douglas, CFA	2	1		2		0	1		0
	$0.5	$0.0	(1)	$0.0	(1)	$0.0	$0.0	(1)	$0.0
Alexander W. Volz	1	1		2		0	1		0
	$0.3	$0.0	(1)	$0.0	(1)	$0.0	$0.0	(1)	$0.0
Dagney M. Maseda	1	1		2		0	1		0
	$0.3	$0.0	(1)	$0.0	(1)	$0.0	$0.0	(1)	$0.0

(1)	Assets under $100 million not shown due to rounding

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	Number of Other Accounts Managed and Assets by Account Type (in billions)					Number of Other Accounts and Assets for Which Advisory Fee is Performance- Based
Firm and Portfolio Manager(s)	Registered Investment Companies (excluding the Funds)	Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies (excluding the Funds)	Other Pooled Investment Vehicles		Other Accounts
T. Rowe Price
Konstantine B. Mallas	5	1		5		0	0		0
	$7.6	$0.0	(1)	$0.0	(1)	$0.0	$0.0		$0.0
James M. Murphy, CFA	3	0		0		0	0		0
	$6.7	$0.0		$0.0		$0.0	$0.0		$0.0
Eric Moffett	4	16		3		0	0		0
	$16.1	$18.5		$1.7		$0.0	$0.0		$0.0
Malik Asif	3	12		3		0	0		0
	$15.8	$16.7		$1.7		$0.0	$0.0		$0.0
TCW
Penelope D. Foley	4	11		15		0	1		6
	$8.3	$2.2		$8.5		$0.0	$1.2		$4.8
David I. Robbins	5	12		16		0	1		6
	$8.4	$3.4		$8.6		$0.0	$1.2		$4.8
Alex Stanojevic	3	10		15		0	1		6
	$8.2	$2.1		$8.5		$0.0	$1.2		$4.8
Voya[2]
Anil Katarya, CFA	1	1		28		0	0		0
	$0.2	$3.0		$42.2		$0.0	$0.0		$0.0
Travis King, CFA	1	3		28		0	0		0
	$0.2	$3.0		$42.2		$0.0	$0.0		$0.0
Wasatch Advisors
James B. Taylor	3	2		111		0	0		7
	$7.8	$0.7		$7.6		$0.0	$0.0		$1.2
Paul S. Lambert	3	2		64		0	0		7
	$4.2	$0.7		$5.4		$0.0	$0.0		$1.2
Michael K. Valentine	2	0		55		0	0		5
	$4.0	$0.0		$3.3		$0.0	$0.0		$0.7
Water Island
John S. Orrico, CFA	6	2		0		0	1		0
	$2.1	$0.1		$0.0		$0.0	$0.0	(1)	$0.0
Roger P. Foltynowicz, CFA, CAIA	4	1		0		0	0		0
	$2.1	$0.1		$0.0		$0.0	$0.0		$0.0
Todd W. Munn	4	1		0		0	0		0
	$2.1	$0.1		$0.0		$0.0	$0.0		$0.0

(1)	Assets under $100 million not shown due to rounding
(2)	Information provided as of December 31, 2021

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	Number of Other Accounts Managed and Assets by Account Type (in billions)			Number of Other Accounts and Assets for Which Advisory Fee is Performance- Based
Firm and Portfolio Manager(s)	Registered Investment Companies (excluding the Funds)	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies (excluding the Funds)	Other Pooled Investment Vehicles		Other Accounts
Western
John L. Bellows, CFA	18	16	180	0	0		6
	$76.8	$13.8	$62.4	$0.0	$0.0		$4.7
Michael C. Buchanan, CFA[2]	32	80	169	0	8		8
	$21.9	$28.8	$79.0	$0.0	$1.7		$5.3
Gordon S. Brown[2]	2	28	45	0	2		5
	$0.6	$8.3	$20.1	$0.0	$0.3		$3.7
S. Kenneth Leech[2]	92	337	584	23	0		22
	$180.2	$87.5	$224.2	$3.0	$0		$16.3
Mark S. Lindbloom	26	20	186	0	0		7
	$87.4	$17.1	$63.9	$0.0	$0.0		$5.4
Frederick R. Marki, CFA	21	20	189	0	0		8
	$80.2	$17.1	$67.4	$0.0	$0.0		$7.0
Annabel Rudebeck[2]	8	27	25	0	0		2
	$7.4	$6.4	$8.5	$0.0	$0.0		$1.4
Julien A. Scholnick, CFA	18	15	175	0	0		6
	$80.0	$13.7	$60.7	$0.0	$0.0		$4.7
Scott M. Beatty, CFA	0	2	0	0	0		0
	$0.0	$2.0	$0.0	$0.0	$0.0		$0.0
Westwood
Matthew R. Lockridge	7	8	43	0	1		0
	$2.8	$0.7	$2.9	$0.0	$0.0	(1)	$0.0
William E. Costello, CFA	3	4	36	0	0		0
	$1.5	$0.2	$1.7	$0.0	$0.0		$0.0
Frederic G. Rowsey, CFA	2	2	19	0	0		0
	$1.1	$0.1	$1.4	$0.0	$0.0		$0.0

(1)	Assets under $100 million not shown due to rounding
(2)	Information provided as of December 31, 2021

Material Conflicts of Interest

Actual or apparent material conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account or in other circumstances. Portfolio managers of Morningstar and each of the following subadvisers who manage other investment accounts in addition to the Fund may be presented with the potential conflicts described below.

Morningstar

The other registered investment companies managed by Morningstar’s portfolio managers (as noted in the table above) are structured as funds of funds, with the investment universe of mutual funds from which to choose determined by the registered investment company’s sponsor. Other accounts are model portfolios made available through separately managed account programs, including Morningstar’s proprietary program, Morningstar Managed Portfolios. Given the structure and nature of those accounts, Morningstar believes conflicts in connection with the portfolio managers’ roles and responsibilities for the Trust are minimal.

Additionally, Morningstar does not believe that a conflict of interest is present as a result of Morningstar acting as investment adviser to the Funds while an affiliate of Morningstar Inc., Morningstar Research Services LLC (“MRS”), provides manager research services. Morningstar and MRS have maintained, and will continue to maintain, a separation between the MRS manager research analysts and the investment professionals in Morningstar. Manager research analysts will continue to conduct their research independently, subject to extensive review and oversight procedures, including ratings committees. MRS will continue to ensure that its analysts and research leaders drive all methodology decisions, maintaining a strict separation between analysts, including any employee who produces editorial content, and the Morningstar sales and investment management teams.

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The Funds will not receive a Morningstar Analyst Rating, which is a qualitative rating that MRS analysts assign based on their assessment of five pillars (process, people, parent, performance, and price). The Funds also will not receive a Morningstar Quantitative Rating, which is a forward-looking, algorithmically-assigned rating that is analogous to the rating an MRS analyst might assign to a fund if an analyst covered that fund. This is consistent with MRS policies which require that manager research analysts do not provide qualitative, analyst-driven ratings or opinions and/or MRS does not provide Quantitative Ratings for:

•	Investable products where Morningstar performs services including, but not limited to, asset allocation, portfolio construction, or security selection of the investable product;

•	Model portfolios where Morningstar serves as a strategist; or

•

Suites of investable products, such as 529 college savings plans or target-date fund series, where one or more of the underlying investments tracks a Morningstar, Inc. index or Morningstar performs services including, but not limited to, asset allocation, portfolio construction, or security selection.

The Funds will be eligible for the Morningstar Rating for Funds (the “star rating”), a quantitative measure that is assigned by a computer and is based on a fund’s trailing risk-adjusted returns versus category peers. To receive a star rating, a fund must have at least a three-year track record, so the Funds are not yet eligible for star ratings as of the date of this SAI.

Allspring Global

Allspring Global serves as a subadviser to the Morningstar Municipal Bond Fund. Allspring Global’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Allspring Global has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, Allspring Global has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and are designed to ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in a fair and equitable manner. Furthermore, Allspring Global has adopted a Code of Ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

BlackRock

BlackRock serves as subadviser to Morningstar Total Return Bond Fund and Morningstar Alternatives Fund. BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of

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which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Miller, Parker, Radell, Rieder, Rogal and Rosenberg may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Miller, Parker, Radell, Rieder, Rogal and Rosenberg may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

ClearBridge

Clearbridge serves as a subadviser to the Morningstar U.S. Equity Fund. Potential conflicts of interest may arise when the Fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the Fund’s portfolio managers.

The subadviser and the Fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the subadviser and the individuals that each employs. For example, the subadviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The subadviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the subadviser and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention—A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Investment Opportunities—If a portfolio manager identifies an investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity. The subadviser has adopted policies and procedures to ensure that all accounts, including the Fund, are treated equitably.

Pursuit of Differing Strategies—At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Broker/Dealers—In addition to executing trades, some broker/dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. For this reason, the subadviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Variation in Compensation—A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee (and the percentage paid to the subadviser) differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

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Cullen

Cullen serves as a subadviser to the Morningstar Global Income Fund. The portfolio managers have day-to-day management responsibilities with respect to other accounts and accordingly may be presented with potential or actual conflicts of interest.

The management of other accounts may result in the portfolio managers devoting unequal time and attention to the management of the Fund and/or other accounts.

With respect to securities transactions for the Fund, Cullen determines which broker to use to execute each transaction, consistent with its duty to seek best execution of the transaction. For buy or sell transactions considered simultaneously for a fund and other accounts, orders are placed with executing brokers using a random rotation. The portfolio managers use their best efforts to ensure that no client is treated unfairly in relation to any other client over time in the allocation of securities or the order of the execution of transactions. The portfolio managers generally allocate trades on the basis of assets under management so that the securities positions represent equal gross exposure as a percentage of total assets of each similarly managed client. The Fund and other client accounts are not generally invested in thinly traded or illiquid securities; therefore, conflicts in fulfilling investment opportunities are to some extent minimized.

Diamond Hill

Diamond Hill serves as a subadviser to the Morningstar U.S. Equity Fund. Some Diamond Hill portfolio managers are also responsible for managing other account portfolios in addition to the Fund. Management of other accounts in addition to the Fund can present certain conflicts of interest, including those associated with different fee structures, various trading practices, and the amount of time a portfolio manager may spend on other accounts versus the Fund. Diamond Hill has implemented specific policies and procedures to address any potential conflicts. The subadviser’s ADV Part 2A contains a complete description of its policies and procedures to address conflicts of interest. Below are material conflicts of interest that have been identified and mitigated when managing other account portfolios as well as the Fund.

Performance-Based Fees—Diamond Hill manages certain accounts for which part of its fee is based on the performance of the account (Performance Fee Accounts). As a result of the performance-based fee component, the subadviser may receive additional revenue related to the Performance Fee Accounts. None of the portfolio managers receive any direct incentive compensation related to their management of the Performance Fee Accounts; however, revenues from Performance Fee Accounts management will impact the resources available to compensate portfolio managers and all staff.

Trade Allocation—Diamond Hill manages numerous accounts in addition to the Fund. When the Fund and another of the subadviser’s clients seek to purchase or sell the same security at or about the same time, the subadviser may execute the transactions with the same broker on a combined or “blocked” basis. Blocked transactions can produce better execution for a fund because of increased volume of the transaction. However, when another of the subadviser’s clients specifies that trades be executed with a specific broker (Directed Brokerage Accounts), a potential conflict of interest exists related to the order in which those trades are executed and allocated. As a result, the subadviser has adopted a trade allocation policy in which all trade orders occurring simultaneously among the Fund and one or more other accounts where the subadviser has the discretion to choose the execution broker are blocked and executed first. After the blocked trades have been completed, the remaining trades for the Directed Brokerage Accounts are then executed in random order, through the subadviser’s portfolio management software. When a trade is partially filled, the number of filled shares is allocated on a pro-rata basis to the appropriate client accounts. Trades are not segmented by investment product.

Personal Security Trading by the Portfolio Managers—The subadviser has adopted a code of ethics designed to: (1) demonstrate the subadviser’s duty at all times to place the interest of clients and fund shareholders first; (2) align the interests of the portfolio managers with clients and fund shareholders, and (3) mitigate inherit conflicts of interest associated with personal securities transactions. The code of ethics prohibits all employees of the subadviser, including the portfolio managers, from purchasing any individual equity or fixed-income securities that are eligible to be purchased by the Fund. The code of ethics also prohibits the purchase of third party mutual funds in the primary Morningstar categories with which Diamond Hill competes. As a result, each of the portfolio managers are significant owners in the Diamond Hill strategies, thus aligning their interests with shareholders.

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Best Execution and Research Services—The adviser has controls in place for monitoring trade execution in client accounts, including reviewing trades for best execution. Certain broker-dealers that Diamond Hill uses to execute client trades are also clients of Diamond Hill and/or refer clients to Diamond Hill creating a conflict of interest. To mitigate this conflict, Diamond Hill adopted a policy that prohibits it from considering any factor other than best execution when a client trade is placed with a broker-dealer.

Receipt of research from brokers who execute client trades involves conflicts of interest. Since Diamond Hill uses client brokerage commissions to obtain research, it receives a benefit because it does not have to produce or pay for the research, products, or services itself. Consequently, Diamond Hill has an incentive to select or recommend a broker based on its desire to receive research, products, or services rather than a desire to obtain the most favorable execution. Diamond Hill attempts to mitigate these potential conflicts through oversight of the use of commissions by its Best Execution Committee.

Easterly Investment Partners

Easterly Investment Partners serves as a subadviser to the Morningstar U.S. Equity Fund. Easterly Investment Partners has established written policies and procedures to monitor and resolve various potential conflicts. Easterly Investment Partners provides the same strategy and similar services for the Fund and other accounts managed by Easterly Investment Partners following the same strategy. Accounts are managed on a pari-passu basis with other accounts and are afforded the same investment opportunities in a manner it deems fair and equitable. Any investment opportunity is subject to various factors including the applicable account’s portfolio compliance and restrictions, risk tolerances, and taxable status. Daily trade allocations are subject to review by Easterly Investment Partner’s Chief Compliance Officer. Though Easterly Investment Partners has adopted agency cross trading policies and procedures, Easterly Investment Partners has not executed any agency cross trades between other Easterly Investment Partners managed portfolios or other accounts.

First Pacific

First Pacific serves as a subadviser to the Morningstar Defensive Bond Fund. A portfolio manager may also be responsible for managing other accounts in addition to the Fund. Such accounts may include, without limitation, separately managed accounts for foundations, endowments, pension plans, and high net-worth families; registered investment companies; unregistered investment companies relying on either Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (such companies are commonly referred to as “hedge funds”); non-U.S. investment companies; and may also include accounts or investments managed or made by the portfolio managers in a personal or other capacity. Management of other accounts in addition to the Fund can present certain conflicts of interest, as described below.

Investment and Trade Opportunities—A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Because of their positions with the Fund, each portfolio manager knows the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that a portfolio manager could use this information to the advantage of other accounts he manages and to the possible detriment of the Fund. In addition, regulatory issues applicable to First Pacific or one or more investment companies or other accounts it manages may result in the Fund not receiving securities that may otherwise be appropriate for it. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. First Pacific has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. First Pacific has implemented additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain other pooled investment vehicles, including investment opportunity allocation issues.

Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, First Pacific may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the portfolio managers that the overall benefits outweigh any disadvantages that may arise from this practice. In general, and except as provided below, this means that such opportunities will be allocated pro rata among the Fund and the other accounts based on available capacity for such investment. Nevertheless, investment and/or sale opportunities

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may be allocated other than on a pro rata basis, if First Pacific deems in good faith that a different allocation among the Fund and the other accounts is appropriate, taking into account, among other considerations: (a) the risk/return profile of the proposed investment; (b) the Fund’s or the other accounts’ objectives, whether such objectives are considered solely in light of the specific investment under consideration or in the context of the portfolio’s overall holdings; (c) the potential for the proposed investment to create an imbalance in the Fund’s and the other accounts’ portfolios; (d) liquidity requirements of the Fund and the other accounts; (e) tax consequences; (f) regulatory restrictions; (g) the need to re-size risk in the Fund’s or the other accounts’ portfolios; (h) redemption/withdrawal requests from the other accounts and anticipated future contributions into the Fund and the other accounts; (i) when a pro rata allocation could result in de minimis or ‘‘odd lot’’ allocation; (j) availability of leverage and any requirements or other terms of any existing leverage facilities; (k) the nature and extent of involvement in the transaction on the part of the respective teams of investment professionals dedicated to the Fund or such other accounts; and (l) other considerations deemed relevant by First Pacific. Subject to applicable laws and/or account restrictions, First Pacific may buy, sell or hold securities for other accounts while entering into a different or opposite investment decision for the Fund.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other First Pacific clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. Depending upon the particular facts and circumstances, First Pacific may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Moreover, the Fund or other account managed by First Pacific may invest in a transaction in which one or more investment companies or accounts managed by First Pacific are expected to participate, or already have made or will seek to make, an investment. Such investment companies or accounts may have conflicting interests and objectives in connection with such investments, including, for example and without limitation, with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment, and the timeframe for, and method of, exiting the investment. When making investment decisions where a conflict of interest may arise, First Pacific will endeavor to act in a fair and equitable manner as between the Fund and other clients; however, in certain instances the resolution of the conflict may result in First Pacific acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

Cross Trades—First Pacific does not typically participate in cross trades. However, to the extent consistent with applicable law, including the 1940 Act, First Pacific may cause the Fund to purchase investments from, to sell investments to, or to exchange investments with any of its affiliates. Any such purchases, sales, or exchanges generally will be effected only in a manner consistent with the Investment Company Act, the rules thereunder and relevant guidance by the SEC or its staff and will be subject to approval by First Pacific’s compliance department and board oversight.

Material Non-Public Information—First Pacific may come into possession of material non-public information with respect to an issuer, as a result of another fund’s or account’s investment, or otherwise. Should this occur, First Pacific would be restricted from buying or selling securities, derivatives, or loans of the issuer on behalf of the Fund until such time as the information became public or was no longer deemed material. First Pacific may establish information barriers that have the effect that disclosure of such information to First Pacific personnel responsible for the affairs of the Fund will be on a need-to-know basis only, and the Fund may not be free to act upon any such information. Therefore, the Fund may not have access to material nonpublic information in the possession of First Pacific which might be relevant to an investment decision to be made by the Fund, and the Fund may initiate a transaction or sell an investment which, if such information had been known to it, may not have been undertaken. Due to these restrictions, the Fund may not be able to initiate a transaction that it otherwise might have initiated and may not be able to sell an investment that it otherwise might have sold.

Performance Fees: Investments in First Pacific Private Funds—A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. In addition, a portfolio manager may have investments in one or more First Pacific-managed private funds. Any performance fee arrangements or private fund investments may create a conflict of interest for the portfolio manager and for First Pacific in that the portfolio manager and First Pacific may have an incentive to allocate the investment and trade opportunities that s/he or they believe might be the most profitable to such other accounts instead of allocating them to the Fund. First Pacific has adopted policies and procedures reasonably designed to allocate investment and trade opportunities between the Fund and such other accounts on a fair and equitable basis over time or otherwise. (See Investment and Trade Opportunities above.)

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Any such performance fee arrangements or private fund investments may also create a potential conflict of interest for a portfolio manager and for First Pacific with respect to the Fund’s investments in privately placed securities: the portfolio manager and First Pacific may have an incentive to structure the Fund’s investment in these securities in such a way that it might favor the private fund’s investment over the Fund’s. First Pacific has adopted policies and procedures reasonably designed to address this potential conflict and to prevent such investments from favoring a First Pacific private fund. Among other requirements, these policies and procedures require that such investments comply with Section 17(d) of the Investment Company Act and SEC rules and guidance thereunder, which have the effect of requiring that any such investments be on equal terms and that First Pacific cannot negotiate to structure an investment to favor the private funds.

In addition, these policies and procedures require legal and compliance approval, and they provide for management of conflicts that might arise from the exercise of ownership rights after purchase. Such investments also are subject to First Pacific’s allocation procedures, described above.

As noted above, the Fund may invest in privately placed securities in which certain FPA-managed private funds have also invested on equal terms. The Fund’s portfolio managers may also have an investment in certain of the FPA-managed private funds and/or the Fund’s portfolio managers may sit on a creditors committee for such privately placed securities. First Pacific’s legal and compliance departments monitor these investments to determine whether they present additional conflicts of interest that must be addressed.

Shareholder and Creditor Activism Risk—The Fund’s portfolio managers may engage in activist strategies or otherwise play a more activist role when, in their view, such engagement may protect or enhance shareholder value. Although the Fund generally does not intend to invest in companies for the purpose of effecting change or influencing or controlling management itself, the Fund invests in companies that the portfolio managers believe have potential for capital appreciation resulting from such changes. Activism with respect to an equity stake can take any of several forms, up to and including, proxy solicitations or contests, publicity campaigns, shareholder proposals, negotiations with management, and other techniques for effecting change with respect to the issuers in which the Fund invests. Activism with respect to a debt stake can include, but is not limited to, electing to form or participating in formal or informal creditor committees to negotiate with or participate in the restructuring or workout of issuers of securities held by the Fund. Such strategies may cause the Fund to incur expenses, which may include, but are not limited to, fees of attorneys and proxy solicitors and printing, publishing or mailing costs. There is no guarantee that the portfolio managers will be successful in implementing the Fund’s activist strategies. The portfolio managers’ evaluation of such issuers or such objectives may prove incorrect, or their efforts with respect to issuers in which the Fund invests may not be successful, or even if successful, may have unintended affects or cause the Fund’s investment to lose value. There may also be instances where the portfolio managers obtain material, non-public information with respect to such issuers, and the Fund will become subject to trading restrictions pursuant to the internal trading policies of such companies or as a result of applicable law, regulations or internal compliance policies. Such restrictions may have an adverse effect on the Fund. Participation on creditor committees may also expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. It is also possible that First Pacific may become involved in litigation, which entails expense and the possibility of claims for damages against the Fund.

Harding Loevner

Harding Loevner serves as a subadviser to the Morningstar International Equity Fund. The subadviser’s portfolio managers may manage other accounts with investment strategies similar to those of the portfolios of the Fund, which may suggest the potential for conflicts of interests. The portfolio managers may participate personally in some pooled accounts, including the portfolios of the Fund. In addition, Harding Loevner may charge varying fees to different accounts managed by the portfolio managers. In the future, Harding Loevner may manage accounts with variable fees based on performance. Theoretically, these features could create an incentive for the portfolio manager to favor the higher or variable fee accounts, or accounts in which he or she participates, which may not include the Fund. However, the subadviser does not anticipate that management by a portfolio manager of other accounts with a similar investment strategy would conflict with management of a portfolio of the Fund because security selection across all accounts managed with a common strategy is conducted in accordance with a single model portfolio. Harding Loevner’s compliance committee verifies that all accounts are managed in accordance with their respective model portfolios to ensure that no client of Harding Loevner, including the Fund, is systematically disadvantaged with respect to the allocation of investment opportunities. Further, Harding Loevner has adopted trade allocation procedures that provide for the equitable and impartial allocation of partial executions of aggregated trades.

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Harris Associates

Harris Associates serves as a subadviser to the Morningstar International Equity Fund. Conflicts may arise when the adviser manages the Fund and has discretionary authority over other accounts. Specifically, conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Fund and the other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different advisory fee arrangement (including any accounts that pay performance-based fees), accounts of affiliated companies, or accounts in which the portfolio manager has a personal investment. With respect to the allocation of investment opportunities, Harris Associates makes decisions to recommend, purchase, sell or hold securities for all of its client accounts, including the Fund, based on the specific investment objectives, guidelines, restrictions and circumstances of each account. It is Harris Associates’ policy to allocate investment opportunities to each account, including the Fund, over a period of time on a fair and equitable basis relative to its other accounts. With respect to the allocation of aggregated orders, each account that participates in the aggregated order will participate at the average share price, and where the order has not been completely filled, each institutional account, including the Fund, will generally participate on a pro rata basis.

Additionally, a conflict of interest might exist in the exercise of Harris’ proxy voting authority. For example, a conflict could arise when an issuer who is soliciting proxy votes also has a client relationship with Harris, when a client of Harris is involved in a proxy contest (such as a corporate director) or when one of Harris’ employees has a personal interest in a proxy matter.

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Harris Associates has compliance policies and procedures in place that it believes are reasonably designed to mitigate these conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise. Harris seeks to anticipate circumstances that could cause a conflict between the firm and its employees on the one hand and the firm’s clients on the other. Harris has adopted and enforces a Code of Ethics that sets forth specific requirements and restrictions to address and help mitigate potential conflicts.

Lazard

Lazard serves as a subadviser to the Morningstar International Equity Fund and the Morningstar Global Opportunistic Equity Fund. Although the potential for conflicts of interest exists when an investment adviser and portfolio managers manage other accounts that invest in securities in which the Funds may invest or that may pursue a strategy similar to the Funds’ investment strategies implemented by Lazard (collectively, “Similar Accounts”), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Funds are not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same or similar securities).

In addition, the Funds are subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard’s management of the Funds and Similar Accounts, including the following:

1.

Similar Accounts may have investment objectives, strategies and risks that differ from those of the Funds. In addition, the Funds may be subject to different regulations than certain of the Similar Accounts and, consequently, may not be permitted to invest in the same securities, exercise rights to exchange or convert securities or engage in all the investment techniques or transactions, or to invest, exercise or engage to the same degree, as the Similar Accounts. For these or other reasons, the portfolio managers may purchase different securities for the Funds and the corresponding Similar Accounts, and the performance of securities purchased for the Funds may vary from the performance of securities purchased for Similar Accounts, perhaps materially.

2.

Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard’s overall allocation of securities in that offering, or to increase Lazard’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

3.

Portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Funds, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager’s time dedicated to each account, Lazard periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Funds. As illustrated in the table above, most of the portfolio managers manage a significant number of Similar Accounts in addition to the Funds.

4.

Generally, Lazard and/or its portfolio managers have investments in Similar Accounts. This could be viewed as creating a potential conflict of interest, since certain of the portfolio managers do not invest in the Funds.

5.

The table above notes the portfolio managers who manage Similar Accounts with respect to which the advisory fee is based on the performance of the account, which could give the portfolio managers and Lazard an incentive to favor such Similar Accounts over the Funds.

6.

Portfolio managers may place transactions on behalf of Similar Accounts that are directly or indirectly contrary to investment decisions made for the Funds, which could have the potential to adversely impact the Funds, depending on market conditions. In addition, if the Funds’ investment in an issuer is at a different level of the

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issuer’s capital structure than an investment in the issuer by Similar Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the Funds’ and such Similar Accounts’ investments in the issuer. If Lazard sells securities short, including on behalf of a Similar Account, it may be seen as harmful to the performance of the Funds to the extent they invest “long” in the same or similar securities whose market values fall as a result of short-selling activities.

7.

Investment decisions are made independently from those of the Similar Accounts. If, however, such Similar Accounts desire to invest in, or dispose of, the same securities as the Funds, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Funds or the price paid or received by the Funds.

8.

Under Lazard’s trade allocation procedures applicable to domestic and foreign initial and secondary public offerings and Rule 144A transactions (collectively herein a “Limited Offering”), Lazard will generally allocate Limited Offering shares among client accounts, including the Funds, pro rata based upon the aggregate asset size (excluding leverage) of the account. Lazard may also allocate Limited Offering shares on a random basis, as selected electronically, or other basis. It is often difficult for the adviser to obtain a sufficient number of Limited Offering shares to provide a full allocation to each account. Lazard’s allocation procedures are designed to allocate Limited Offering securities in a fair and equitable manner.

Loomis Sayles

Loomis Sayles serves as a subadviser to the Morningstar Multisector Bond Fund. Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Fund and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance- based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains trade allocation and aggregation policies and procedures to address these potential conflicts. Conflicts of interest also arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Fund, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are discussed in Loomis Sayles’ Brokerage Allocation Policies and Procedures and Loomis Sayles’ Trade Aggregation and Allocation Policies and Procedures.

MFS

MFS serves as a subadviser to the Morningstar U.S. Equity Fund. MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts. There is no guarantee that MFS will be successful in identifying or mitigating conflicts of interest.

The management of multiple funds and accounts (including proprietary accounts) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances, there are securities which are suitable for the Fund’s portfolio as well as for one or more other accounts advised by MFS or its subsidiaries (including proprietary accounts) with similar investment objectives. MFS’ trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts advised by MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more accounts are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or volume of the security as far as the Fund is concerned.

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MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment, those that include an investment by the portfolio manager and/or those in which MFS and/or its affiliates own or have an interest.

To the extent permitted by applicable law, certain accounts may invest their assets in other accounts advised by MFS or its affiliates, including accounts that are advised by one or more of the same portfolio manager(s), which could result in conflicts of interest relating to asset allocation, timing of purchases and redemptions, and increased profitability for MFS, its affiliates, and/or its personnel, including portfolio managers.

SSI

SSI serves as a subadviser to the Morningstar Alternatives Fund. SSI’s portfolio managers perform the same services for the Fund and all other accounts within the strategy. Since the accounts within the same strategy are managed pari pasu and traded in block at the same prices, they tend to have the same portfolio and performance. Due to SSI’s allocation methodology and the way SSI’s portfolios are managed, the risk is materially reduced that the Fund would be at a disadvantage compared to another portfolio. Trades are allocated automatically to all relevant accounts so all clients benefit from the same investments and pricing. The firm’s chief compliance officer is monitoring for consistency within the strategy while the chief investment officer is monitoring and tracking the performance of the accounts.

T. Rowe Price

T. Rowe price serves as a subadviser to the Morningstar International Equity Fund and the Morningstar Municipal Bond Fund. Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds, and common trust funds. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures that they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. The portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

The T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the T. Rowe Price funds. T. Rowe Price manages the Morningstar retirement plan and acts as subadvisor to two mutual funds offered by Morningstar. In addition, T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

Since the T. Rowe Price funds and other accounts have different investment objectives or strategies, potential conflicts of interest may arise in executing investment decisions or trades among client accounts. For example, if T. Rowe Price purchases a security for one account and sells the same security short for another account, such a trading pattern could disadvantage either the account that is long or short. It is possible that short sale activity could adversely affect the market value of long positions in one or more T. Rowe Price funds and other accounts (and vice versa) and create potential trading conflicts, such as when long and short positions are being executed at the same time. To mitigate these potential conflicts of interest, T. Rowe Price has implemented policies and procedures requiring trading and investment decisions to be made in accordance with T. Rowe Price’s fiduciary duties to all accounts, including the T. Rowe Price funds. Pursuant to these policies, portfolio managers are generally prohibited from managing multiple strategies where they hold the same security long in one strategy and short in another, except in certain circumstances, including where an investment oversight committee has specifically reviewed and approved the holdings or strategy. Additionally, T. Rowe Price has implemented policies and procedures that it believes are reasonably designed to ensure the fair and equitable allocation of trades, both long and short, to minimize the impact of trading activity across client accounts. T. Rowe Price monitors short sales to determine whether its procedures are working as intended and that such short sale activity is not materially impacting our trade executions and long positions for other clients.

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TCW

TCW serves as a subadviser to the Morningstar Multisector Bond Fund. TCW has policies and controls to avoid and/or mitigate conflicts of interest across its businesses. The policies and procedures in TCW’s Code of Ethics (the “Code”) serve to address or mitigate both conflicts of interest and the appearance of any conflict of interest. The Code contains several restrictions and procedures designed to eliminate conflicts of interest relating to personal investment transactions, including (i) reporting account openings, changes, or closings (including accounts in which an Access Person has a “beneficial interest”), (ii) pre-clearance of non-exempt personal investment transactions (make a personal trade request for Securities) and (iii) the completion of timely required reporting (Initial Holdings Report, Quarterly Transactions Report, Annual Holdings Report and Annual Certificate of Compliance).

In addition, the Code addresses potential conflicts of interest through its policies on insider trading, anti-corruption, an employee’s outside business activities, political activities and contributions, confidentiality and whistleblower provisions.

Conflicts of interest may also arise in the management of accounts and investment vehicles. These conflicts may raise questions that would allow TCW to allocate investment opportunities in a way that favors certain accounts or investment vehicles over other accounts or investment vehicles, or incentivize a TCW portfolio manager to receive greater compensation with regard to the management of certain account or investment vehicles. TCW may give advice or take action with certain accounts or investment vehicles that could differ from the advice given or action taken on other accounts or investment vehicles.

When an investment opportunity is suitable for more than one account or investment vehicle, such investments will be allocated in a manner that is fair and equitable under the circumstances to all TCW clients. As such, TCW has adopted compliance policies and procedures in its Portfolio Management Policy that helps to identify a conflict of interest and then specifies how a conflict of interest is managed. TCW’s Trading and Brokerage Policy also discusses the process of timing and method of allocations, and addresses how the firm handles affiliate transactions.

The respective Equity and Fixed Income Trading and Allocation Committees review trading activities on behalf of client accounts, including the allocation of investment opportunities and address any issues with regard to side-by-side management in order to ensure that all of TCW’s clients are treated on a fair and equitable basis. Further, the Portfolio Analytics Committee reviews TCW’s investment strategies, evaluates various analytics to facilitate risk assessment, changes to performance composites and benchmarks and monitors the implementation and maintenance of the Global Investment Performance Standards or GIPS® compliance.

TCW’s approach to handling conflicts of interest is multi-layered starting with its policies and procedures, reporting and pre-clearance processes and oversight by various committees.

Voya

Voya serves as a subadviser to the Morningstar Multisector Bond Fund. In certain situations, the same portfolio manager(s) responsible for managing one or more hedge funds or offshore funds may also be responsible for managing other accounts (including mutual funds, managed accounts and separately managed accounts). Because portfolio managers typically have a greater economic interest in the performance of hedge funds and offshore funds, there is a potential conflict of interest in managing both these types of funds along with other types of accounts, particularly where such hedge fund entails a long/short strategy. However, there may also be a number of legitimate reasons (investment strategies, risk parameters, cash flows, liquidity needs) why investment decisions for certain funds are not the same or consistent with the decisions made for other accounts.

The firm’s Compliance team monitors side-by-side allocations to identify any appearance of preference of one or multiple portfolios over others. In addition to Compliance allocation monitoring, the firm’s Conflicts Committee reviews and affirms side-by-side allocations on a quarterly basis.

Wasatch Advisors

Wasatch serves as a subadviser to the Morningstar U.S. Equity Fund. Wasatch pays Morningstar, Inc. for exhibiting at their annual investment conference and for advertising in their magazine, website and email newsletters. Wasatch also pays Morningstar, Inc. a licensing fee to display their proprietary mutual fund data, research and ratings. Finally, Wasatch pays Morningstar, Inc. a subscription fee to use their “Morningstar Direct” product for mutual fund research and analysis.

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To the best of Wasatch’s knowledge, Morningstar Investment Services LLC has invested assets in three different Wasatch Funds which are managed by Wasatch. As of June 30, 2021, Wasatch believes these amounts were $3 million invested in Wasatch Emerging Markets Small Cap Fund, $2.64 million in Wasatch Core Growth Fund and $164 thousand in Wasatch Small Cap Growth Fund.

Water Island

Water Island serves as a subadviser to the Morningstar Alternatives Fund. The subadviser maintains policies and procedures reasonably designed to detect and minimize potential conflicts of interest inherent in circumstances when a portfolio manager has day-to-day responsibilities for managing multiple accounts. Other accounts managed by Water Island may include, without limitation: separately managed accounts, registered investment companies, unregistered investment companies such as pooled investment vehicles and hedge funds, and proprietary accounts. However, no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. These conflicts may be real, potential, or perceived. Certain of these conflicts are described below.

Allocation of Limited Investment Opportunities – If a portfolio manager identifies a limited investment opportunity (including initial public offerings and private placement securities) that may be suitable for multiple funds and/or accounts, the investment opportunity may be allocated among these several funds or accounts, which may limit a client’s ability to take full advantage of the investment opportunity, due to liquidity constraints or other factors. Water Island has adopted trade aggregation and allocation procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner between client accounts. Nevertheless, investment opportunities may be allocated differently among client accounts due to the characteristics of an account, such as the size of the account, cash position, investment guidelines and restrictions, or risk controls.

Similar Investment Strategies – Water Island and its portfolio management team may manage multiple portfolios with similar investment strategies. Investment decisions for each portfolio are generally made based on each portfolio’s investment objectives and guidelines, cash availability, current holdings, and risk controls. Purchases or sales of securities for a portfolio may be appropriate for other portfolios with like objectives and may be bought or sold in different amounts and at different times in multiple portfolios. In these cases, transactions are allocated to portfolios in a manner believed fair and equitable across client account portfolios by Water Island’s allocation methodology. Purchase and sale orders for a portfolio may be combined with those of other portfolios in the interest of achieving the most favorable net results for all clients.

Different Investment Strategies – Water Island and its portfolio management team may manage multiple portfolios with different investment strategies. As such, the potential exists for short sales of securities in certain portfolios while the same security is held long in one or more other portfolios. In an attempt to mitigate the inherent risks of simultaneous management of portfolios with different investment strategies, Water Island has established and implemented procedures to promote fair and equitable treatment of all portfolios. The procedures include monitoring and surveillance of trading activity and supervisory reviews of accounts. Any proposed cross trades must be reviewed and approved by Water Island’s compliance department prior to execution and must comply with Rule 17a-7 under the 1940 Act.

Differences in Financial Incentives – A conflict of interest may arise where the financial or other benefits available to a portfolio manager or an investment adviser differ among the funds and/or accounts under management. For example, when the structure of an investment adviser’s management fee differs among the funds and/or accounts under its management (such as where certain funds or accounts pay higher management fees or performance-based management fees), a portfolio manager might be motivated to favor certain funds and/or accounts over others. Performance-based fees could also create an incentive for an investment adviser to make investments that are riskier or more speculative. In addition, a portfolio manager might be motivated to favor funds and/or accounts in which the portfolio manager or Water Island has a financial interest. For instance, Water Island may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies or products prior to accepting assets from outside investors. Typically, Water Island or an affiliate supplies the funding for these accounts. Employees of Water Island, including the portfolio manager(s), may also invest in certain pilot accounts. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record in a particular investment strategy or to derive other rewards, financial or otherwise, could influence a portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. To manage conflicts that arise from management of portfolios that may have differences in financial incentives, performance in portfolios with like strategies is regularly reviewed by management. Moreover, Water Island has adopted a policy to treat pilot accounts in the same manner as client accounts for purposes of trade aggregation and allocation — neither favoring nor disfavoring them (except that pilot accounts do not receive allocations of initial public offerings or private placement securities unless other accounts receive a full allocation first).

Selection of Brokers/Dealers – A portfolio manager may be able to select or influence the selection of the brokers/dealers that are used to execute securities transactions. In addition to executing trades, some brokers/dealers provide Water Island with brokerage and research services (as those terms are defined in Section 28(e) of the Exchange Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to

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certain accounts than to others. In order to be assured of continuing to receive services considered of value to its clients, Water Island has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Exchange Act. A portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the accounts that they manage, although the payment of brokerage commissions is always subject to the requirement that Water Island determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services received.

Personal Holdings and Transactions – Water Island’s portfolio managers and other employees may have beneficial ownership of holdings in personal accounts that are the same or similar to those held in client accounts. Under limited circumstances, Water Island allows its employees to trade in securities that it recommends to advisory clients, and the actions taken by such individuals on a personal basis may differ from, or be inconsistent with, the nature and timing of advice or actions taken by Water Island for its client accounts. Water Island and its employees may also invest in mutual funds and other pooled investment vehicles that are managed by Water Island. This may result in a potential conflict of interest since Water Island’s employees have knowledge of such funds’ investment holdings, which is non-public information. Water Island has implemented a Code of Ethics which is designed to address and mitigate the possibility that these professionals could place their own interests ahead of those of clients. The Code of Ethics addresses this potential conflict of interest by imposing preclearance and reporting requirements, trading blackout periods, a minimum holding period, supervisory oversight, and other measures designed to reduce conflicts of interest.

The Fund’s portfolio managers may also face other potential conflicts of interest in the management of the Fund and other accounts, and the examples above are not intended to provide an exhaustive list or complete description of every conflict that may arise.

Western

Western serves as a subadviser to the Morningstar Total Return Bond Fund and the Morningstar Global Income Fund. The investment personnel involved with the management of the Fund are also involved in management of other Western accounts with similar mandates, some of which may involve performance fees.

Western has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios arising out of its business as an investment adviser. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account. The Firm has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the Adviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Firm may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Western’s team approach to portfolio management and block trading approach works to limit this potential risk.

The Firm also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimus value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

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Employees of the Firm have access to transactions and holdings information regarding client accounts and the Firm’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the Firm maintains a Code of Ethics that is compliant with Rule 17j-1 and Rule 204A-1 to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Firm’s business. The Code of Ethics is administered by the Legal & Compliance Department and monitored through the Firm’s compliance monitoring program.

Western may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The Firm also maintains a compliance monitoring program and engages independent auditors to conduct a SOC 1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Westwood

Westwood serves as a subadviser to the Morningstar U.S. Equity Fund. Westwood also manages institutional accounts, commingled funds and other mutual funds in several different investment strategies. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. In addition, Westwood currently has a limited number of relationships for which it receives performance-based fees. Performance-based fees may give rise to potential conflicts because the potential to receive increased fees from a performance-based fee account creates an incentive to favor one account over another. However, Westwood has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated. Westwood’s trade allocation policy is to aggregate client transactions, including the Fund’s, where possible when it is believed that such aggregation may facilitate Westwood’s duty of best execution. Accounts for which orders are aggregated receive the average price of such transaction. Any transaction costs incurred in the transaction are shared pro rata based on each client’s participation in the transaction. Westwood generally allocates securities among client accounts according to each account’s pre-determined participation in the transaction. Westwood’s policy prohibits any allocation of trades that would favor any proprietary accounts, affiliated accounts, or any particular client(s) or group of clients more over any other account(s). Westwood prohibits late trading, frequent trading and/or market timing in the Fund and monitors trades daily to ensure this policy is not violated. Westwood also uses a trade rotation among institutional accounts, such as the Fund, other separately managed accounts and model portfolio relationships with a goal of ensuring that no group of clients is favored over time and to avoid causing Westwood clients to compete with each other for execution.

Compensation Structure and Methods

The following section describes the structure of, and the methods used to determine the different types of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements) for each of the Funds’ portfolio managers as of the most recent practicable date.

Morningstar

As of the most recently completed fiscal period, all investment management employees are compensated on a salary plus a discretionary yearly bonus and/or annual grants of restricted stock units. Bonuses are paid based on the overall company achieving its stated goals for the year and an individual’s performance based on overall job function.

Portfolio managers and their team members who are responsible for the day-to-day management of the Funds are paid a base salary plus a discretionary bonus. The bonus has two components. The first component is based on select managed portfolio investment performance and risk metrics versus a corresponding benchmark over three-, five-, and seven-year periods, depending on the strategy. The second component is determined by a combination of the investment management business unit’s overall revenue and profitability, the company’s overall revenue and profitability, and the individual’s contribution to the business unit. This structure aligns with the interests of each Fund and each Fund’s shareholders since the sole use of the Funds are within the managed portfolios. Risk metrics within the compensation plan help mitigate the potential for excessive risk-taking.

Morningstar intends to implement compensation plan changes to address responsibilities associated with the Funds’ longer-term track record, following a thorough evaluation and approval process by the appropriate boards and committees.

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Allspring Global

The compensation structure for Allspring Global’s portfolio managers includes a competitive fixed base salary plus variable incentives, payable annually and over a longer-term period. Allspring Global participates in third party investment management compensation surveys in order to provide Allspring Global with market-based compensation information to help support individual pay decisions. In addition to investment management compensations surveys, Allspring Global also considers prior professional experience, tenure, seniority and a portfolio manager’s team size, scope and assets under management when determining their fixed base salary. In addition, portfolio managers, who meet the eligibility requirements, may participate in Allspring Global’s 401(k) plan that features a limited matching contribution. Eligibility for and participation in this plan is on the same basis for all employees.

Allspring Global Investments’ investment incentive program plays an important role in aligning the interests of our portfolio managers, investment team members, clients and shareholders. Incentive awards for portfolio managers are determined based on a review of relative investment and business/team performance. Investment performance is generally evaluated for 1-, 3-, and 5- year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the “Average Annual Total Returns” table in the Prospectus. Once determined, incentives are awarded to portfolio managers annually, with a portion awarded as annual cash and a portion awarded as long-term incentive. The long-term portion of incentives generally carry a pro-rated vesting schedule over a three-year period. For many of our portfolio managers, Allspring Global Investment further requires a portion of their annual long-term award be allocated directly into each strategy they manage through a deferred compensation vehicle. In addition, our investment team members who are eligible for long term awards also have the opportunity to invest up to 100% of their awards into investment strategies they support (through a deferred compensation vehicle).

BlackRock

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of April 30, 2021.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Funds and other accounts are:

Portfolio Manager	Benchmarks
Bob Miller Rick Rieder David Rogal	A combination of market-based indices (e.g., Bloomberg Barclays U.S. Aggregate Bond Index), certain customized indices and certain fund industry peer groups.

Tom Parker Jeffrey Rosenberg	ICE BofAML 3-Month U.S. Treasury Bill Index; FTSE 3-Month U.S. Treasury Bill Index

Scott Radell	A combination of market-based indices (e.g., Bloomberg Barclays U.S. Aggregate Bond Index, the Bloomberg Barclays U.S. TIPS 0-5 Years Index), certain customized indices and certain fund industry peer groups.

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Distribution of Discretionary Incentive Compensation.

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($290,000 for 2021). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.
ClearBridge

ClearBridge’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding investment professionals and closely align the interests of its investment professionals with those of its clients and overall firm results. The total compensation program includes significant incentive component that rewards high performance standards, integrity, and collaboration consistent with the firm’s values. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market and to ensure the continued alignment with the goals stated above. ClearBridge’s portfolio managers and other investment professionals receive a combination of base compensation and discretionary compensation, comprising a cash incentive award and deferred incentive plans described below.

Base Salary Compensation—Base salary is fixed and primarily determined based on market factors and the experience and responsibilities of the investment professional within the firm.

Discretionary Compensation—In addition to base compensation, managers may receive discretionary compensation. Discretionary compensation can include:

•	Cash Incentive Award

•

ClearBridge’s Deferred Incentive Plan (CDIP)—a mandatory program that typically defers 15% of discretionary year-end compensation into ClearBridge managed products. For portfolio managers, one-third of this deferral tracks the performance of their primary managed product, one-third tracks the performance of a composite portfolio of the firm’s new products and one-third can be elected to track the performance of one or more of ClearBridge’s managed funds. Consequently, portfolio managers can have two-thirds of their CDIP award tracking the performance of their primary managed product.

•

For centralized research analysts, two-thirds of their deferral is elected to track the performance of one of more of ClearBridge managed funds, while one-third tracks the performance of the new product composite.

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•

ClearBridge then makes a company investment in the proprietary managed funds equal to the deferral amounts by fund. This investment is a company asset held on the balance sheet and paid out to the employees in shares subject to vesting requirements.

•

Franklin Templeton Restricted Stock Deferral—a mandatory program that typically defers 5% of discretionary year-end compensation into Franklin Templeton restricted stock. The award is paid out to employees in shares subject to vesting requirements.

Several factors are considered by ClearBridge Senior Management when determining discretionary compensation for portfolio managers. These include but are not limited to:

•

Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the fund/accounts managed by the portfolio manager. Investment performance is calculated for 1-, 3-, and 5-year periods measured against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s Prospectus) and relative to applicable industry peer groups. The greatest weight is generally placed on 3- and 5-year performance;

•	Appropriate risk positioning that is consistent with ClearBridge’s investment philosophy and the Investment Committee/CIO approach to generation of alpha;

•	Overall firm profitability and performance;

•	Amount and nature of assets managed by the portfolio manager;

•	Contributions for asset retention, gathering and client satisfaction;

•	Contribution to mentoring, coaching and/or supervising;

•	Contribution and communication of investment ideas in ClearBridge’s Investment Committee meetings and on a day to day basis; and

•	Market compensation survey research by independent third parties.

Cullen Capital

James P. Cullen owns 67.6% of the voting equity of Cullen Capital Management, LLC, and 51% of the voting equity of Schafer Cullen Capital Management, Inc., which is contributing its operations to Cullen Capital Management LLC in 2021. In his ownership capacity, Mr. Cullen shares commensurately in the profits and losses of both entities. Mr. Cullen receives a fixed salary from Cullen and receives net profits of each firm based upon his ownership interests. Mr. Cullen participates in a 401(k) plan and does not have a deferred compensation plan.

Rahul D. Sharma does not own any portion of the voting equity of Cullen and receives a fixed salary and bonus. He also receives a portion of net management fees received by Cullen Capital Management, LLC pursuant to preferred units he owns that cover certain funds for which he serves as a co-portfolio manager. Bonus amounts are determined by the overall profitability and are not directly related to the performance of any one fund or product. Net profits are determined after all expenses of the companies are deducted from gross revenues. Sharma participates in a 401(k) plan and does not have a deferred compensation plan.

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Diamond Hill

All portfolio managers, and research analysts, are paid by the subadviser a competitive base salary based on experience, external market comparisons to similar positions, and other business factors. To align their interests with those of clients, all portfolio managers participate in an annual cash and equity incentive compensation program that is based on:

•	The long-term pre-tax investment performance of the account(s) that they manage,

•	The subadviser’s assessment of the investment contribution they make to the accounts they do not manage,

•	The subadviser’s assessment of each portfolio manager’s overall contribution to the development of the investment team through ongoing discussion, interaction, feedback and collaboration, and

•	The subadviser’s assessment of each portfolio manager’s contribution to client service, marketing to prospective clients and investment communication activities.

Long-term performance is defined as the trailing five years (performance of less than five years is judged on a subjective basis).

Incentive compensation is paid annually from an incentive pool that is determined based on several factors including investment results in client portfolios, revenues, employee performance, and industry operating margins. Portfolio manager compensation is not directly tied to product asset growth or revenue; however, both of these factors influence the size of the incentive pool and therefore indirectly contribute to portfolio manager compensation. Incentive compensation is subject to review and oversight by the compensation committee of the subadviser’s parent firm, Diamond Hill Investment Group, Inc. The compensation committee is comprised of independent outside members of the board of directors. The portfolio managers are also eligible to participate in the Diamond Hill Investment Group, Inc. 401(k) plan and related company match. The subadviser also offers a deferred compensation plan, whereby each portfolio manager may voluntarily elect to defer a portion of their incentive compensation. Any deferral of incentive compensation must be invested in Diamond Hill Funds for the entire duration of the deferral.

Easterly Investment Partners

Easterly Investment Partners has a compensation policy designed to attract, motivate and retain talented personnel in a competitive market and to align the interests of its investment professionals with those of its clients and overall firm results. Its compensation package consists of both a base salary and a bonus. Bonuses are entirely at the discretion of Easterly Investment Partners management and are based on various factors including: the individual employee performance, profitability of Easterly Investment Partners and overall contribution of the individual employee. There is no particular weighting or formula for considering the factors. Full discretion remains in the hands of management to avoid any potential creation of unintended incentives including risk.

Employees are typically evaluated at mid-year and calendar year end. Employee bonuses are usually paid on a calendar year-end basis. Moreover, the portfolio managers are provided with a benefits package, including health insurance, and participation in a company 401(K) plan, comparable to that received by other Easterly Investment Partners employees.

First Pacific

Compensation of the portfolio managers consists of: (i) a base salary; (ii) an annual bonus; and (iii) if the portfolio manager is an equity owner of the subadviser, participation in residual profits of the subadviser.

The bonus calculation has both variable and fixed components. The most significant portion of the variable component is based upon the subadviser’s assessment of the portfolio managers’ performance in three key areas: long-term performance, team building, and succession planning. The subadviser assesses long-term performance over a full market cycle, which generally lasts between five and ten years. Other considerations include manager and strategy recognition, client engagement and retention and business development.

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The majority of the fixed portion of the bonus is based on the revenues received on the assets managed by the portfolio managers, including the Fund’s assets.

The value of each portfolio manager’s ownership interest in the subadviser is dependent upon a variety of factors, including his ability to effectively manage the business over the long term.

Harding Loevner

Portfolio managers are either employees or limited partners of Harding Loevner. Harding Loevner’s compensation committee determines their compensation, comprised of a fixed salary (or guaranteed payment, in the case of limited partners) and an annual cash bonus. Salary or guaranteed payment level is determined by taking into account the portfolio manager’s qualifications, experience, length of service, and overall level of responsibility within Harding Loevner’s business, including the number, variety, and asset size of investment strategies managed as well as other duties. Based upon similar criteria, from time to time, portfolio managers may also be granted deferred equity-linked incentive compensation or given the opportunity to purchase limited partnership interests in Harding Loevner. The amount of annual cash bonus award is based upon an assessment of the portfolio manager’s achievement over the preceding year of agreed upon objectives, including the investment performance of the portfolio(s) managed by the portfolio manager, as measured against each portfolio’s respective benchmark index.

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All portfolios managed according to a particular strategy (e.g., global equity, international equity, international small companies, emerging markets, frontier emerging markets) are managed uniformly. Hence, for purposes of determining compensation, portfolio manager performance is measured at the level of the strategies, or portions thereof, for which the portfolio manager is responsible, rather than at the level of individual portfolios or accounts. Performance of each strategy is measured relative to its respective passive market benchmark over the trailing 12 months.

Harris Associates

Each of the subadviser’s portfolio managers is compensated solely by Harris. Compensation for each of the portfolio managers is based on Harris’ assessment of the individual’s long-term contribution to the investment success of the firm. Each portfolio manager receives a base salary and participates in a discretionary bonus pool. In addition, most of the portfolio managers also participate in a long-term compensation plan that provides current compensation to certain key employees and deferred compensation to both current and former key employees. The compensation plan consists of bonus units awarded to participants that vest and are paid out over a period of time.

The determination of the amount of each portfolio manager’s base salary and discretionary bonus pool participation and, where applicable, participation in the long-term compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual’s contribution to the overall investment results of Harris’ U.S. or international investment group, whether as a portfolio manager, a research analyst, or both.

The quantitative factors considered in evaluating the contribution of a portfolio manager include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the assets under management in the Fund and other accounts managed by the portfolio manager. A portfolio manager’s compensation is not based solely on an evaluation of the performance of the Fund or the amount of Fund assets. Performance is measured in a number of ways, including by fund, by other accounts and by strategy, and is compared to one or more benchmarks, including: S&P 500, Russell Mid-Cap Value, Russell 1000 Value, Lipper Balanced, 60/40 S&P/Barclays (60% S&P 500 and 40% Barclays Bond Index), MSCI World Index, MSCI World ex-U.S. Index, MSCI World ex-U.S. Small Cap Index and Harris’ approved lists of stocks, depending on whether the portfolio manager manages accounts in a particular strategy for which a given benchmark would be applicable. Performance is also measured over shorter- and longer-term periods, including one year, three years, five years, ten years, since a fund’s or an account’s inception or since the portfolio manager has been managing a fund or account, as applicable. Performance is measured on a pre-tax and after-tax basis to the extent such information is available.

If a portfolio manager also serves as a research analyst, then his or her compensation is also based on the contribution made to Harris in that role. The specific quantitative and qualitative factors considered in evaluating a research analyst’s contributions include, among other things, new investment ideas, the performance of investment ideas covered by the analyst during the current year as well as over longer-term periods, the portfolio impact of the analyst’s investment ideas, other contributions to the research process, and an assessment of the quality of analytical work. If a portfolio manager also serves as a research analyst, then such manager may participate in a long-term compensation plan that may provide future compensation upon vesting after a multi-year period. The plan consists of an award, based on a quantitative evaluation of the performance of the investment ideas covered by the analyst over the same multi-year period. In addition, an individual’s other contributions to Harris, such as a role in investment thought leadership and management, are also taken into account in the overall compensation process.

Lazard

Lazard’s portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, invest in securities in which the Funds may invest or pursue a strategy similar to the Funds’ strategies. Portfolio managers responsible for managing the Funds may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as “wrap accounts”) and model portfolios.

Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash, stock and restricted interests in funds managed by Lazard or its affiliates. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are

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considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy.

Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.

Variable bonus is based on the portfolio manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark, generally as set forth in the prospectus or other governing document, over the current fiscal year and the longer-term performance of such account, as well as performance of the account relative to peers. The portfolio manager’s bonus also can be influenced by subjective measurement of the manager’s ability to help others make investment decisions. A portion of a portfolio manager’s variable bonus is awarded under a deferred compensation arrangement pursuant to which the portfolio manager may allocate certain amounts awarded among certain portfolios, in shares that vest in two to three years. Certain portfolio managers’ bonus compensation may be tied to a fixed percentage of revenue or assets generated by the accounts managed by such portfolio management teams.

Loomis Sayles

Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up primarily of three main components: base salary, variable compensation, and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan, and a defined benefit plan to all employees hired before May 3, 2003. Base salary is a fixed amount based on a combination of factors, including industry experience, firm experience, job performance and market considerations. Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. Variable compensation is based on four factors: investment performance, profit growth of the firm, profit growth of the manager’s business unit and personal conduct. Investment performance is the primary component of total variable compensation and generally represents at least 60% of the total for fixed-income managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the firm’s chief investment officer (CIO) and senior management. The firm’s CIO and senior management evaluate these other factors annually.

While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for fixed-income managers is measured by comparing the performance of Loomis Sayles’ institutional composite (pre-tax and net of fees) in the manager’s style to the performance of an external benchmark and a customized peer group. The external benchmark used for the Morningstar Multisector Bond Fund is Bloomberg Barclays U.S. Corporate High Yield Index.

The customized peer group is created by Loomis Sayles and is made up of institutional managers in the particular investment style. A manager’s relative performance for the past five years, or seven years for some products, is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, Loomis Sayles analyzes the five- or seven-year performance on a rolling three-year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative revenue size of accounts represented in each product.

Loomis Sayles uses both an external benchmark and a customized peer group as a point of comparison for fixed-income manager performance because it believes they represent an appropriate combination of the competitive fixed-income product universe and the investment styles offered by Loomis Sayles.

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Mr. Fuss’s compensation is also based on his overall contributions to Loomis Sayles in his various roles as portfolio manager, vice chairman and director. As a result of these factors, the contribution of investment performance to Mr. Fuss’ total variable compensation may be significantly lower than the percentage reflected above.

In addition to the compensation described above, portfolio managers may receive additional compensation based on the overall growth of their strategies.

Most mutual funds do not directly contribute to a portfolio manager’s overall compensation because Loomis Sayles uses the performance of the portfolio manager’s institutional accounts compared to an institutional peer group. However, each fund managed by Loomis Sayles employs strategies endorsed by Loomis Sayles and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

Loomis Sayles has developed and implemented two distinct long-term incentive plans to attract and retain investment talent. The plans supplement existing compensation and apply to certain portfolio managers, certain other investment talent, and certain high-ranking officers.

The first plan has several important components distinguishing it from traditional equity ownership plans:

•	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

•	upon retirement, a participant will receive a multi-year payout for his or her vested units; and

•	participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan grants participants an annual participation in company earnings; the annual amount is deferred for two years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there are no post-retirement payments or non-compete covenants, but there is a non-solicitation covenant.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan(s). The plan(s) was/were initially offered to portfolio managers and over time, the scope of eligibility widened to include other key investment professionals. Management has full discretion on what units are issued and to whom.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers may also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

In addition, portfolio managers may also participate in the Loomis Sayles deferred compensation plan which requires all Loomis Sayles employees to defer 50% of their annual bonus if in excess of a certain dollar amount, except for those Loomis Sayles employees who will be age 61 or older on the date the bonus is awarded. These amounts are deferred over a two year period with 50% being paid out one year from the bonus anniversary date and the second 50% being paid out two years from the bonus anniversary date. These deferrals are deposited into an investment account on the Loomis Sayles employee’s behalf, but the employee must be with Loomis Sayles on the vesting dates in order to receive the deferred bonus.

MFS

MFS’ philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process. Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager compensation. In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where it has employees. MFS uses competitive compensation data to ensure that compensation practices are aligned with its goals of attracting, retaining, and motivating the highest-quality professionals.

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MFS reviews portfolio manager compensation annually. In determining portfolio manager compensation, MFS uses quantitative means and qualitative means to help ensure a sustainable investment process. As of December 31, 2020, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary—Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus—Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is primarily based on the pre-tax performance of accounts managed by the portfolio manager over a range of fixed-length time periods, intended to provide the ability to assess performance over time periods consistent with a full market cycle and a strategy’s investment horizon. The fixed-length time periods include the portfolio manager’s full tenure on each fund and, when available, ten-, five-, and three-year periods. For portfolio managers who have served for less than three years, shorter-term periods, including the one-year period, will also be considered, as will performance in previous roles, if any, held at the firm. Emphasis is generally placed on longer performance periods when multiple performance periods are available. Performance is evaluated across the full set of strategies and portfolios managed by a given portfolio manager, relative to appropriate peer group universes and/or representative indices (“benchmarks”).

Benchmarks may include versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, where appropriate.

The qualitative portion is based on the results of an annual internal peer review process (where portfolio managers are evaluated by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contribution to the MFS investment process and the client experience (distinct from fund and other account performance).

The performance bonus is generally a combination of cash and a deferred cash award. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager.

MFS Equity Plan—Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

SSI

SSI’s investment professionals are compensated through a combination of base salary, an annual performance-based bonus, and stock options. The performance-based bonus is considered annually and has two separate components: investment professional’s individual contribution to the product’s performance; and success of the firm.

The compensation levels and structure are highly competitive within the industry. In addition, the equity and stock options serve as a long-term retention tool.

T. Rowe Price

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors.

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Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and Price Hong Kong, Price Singapore, Price Japan, and T. Rowe Price International, as appropriate) evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500 Index) and the Lipper average or index (e.g., Large-Cap Growth Index) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the T. Rowe Price funds in their regular review of fund performance.

Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform; working effectively with and mentoring others; and other contributions to our clients, the firm, or our culture are important components of T. Rowe Price’s long-term success and are generally taken into consideration.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits and are eligible to participate in a supplemental savings plan sponsored by T. Rowe Price Group.

This compensation structure is used when evaluating the performance of all portfolios (including the T. Rowe Price funds) managed by the portfolio manager.

TCW

The overall objective of TCW’s compensation program for portfolio managers is to attract experienced and expert investment professionals and to retain them over the long term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contributions to the successful performance of the accounts they manage. Portfolio managers are compensated through a combination of base salary, fee sharing based compensation (fee sharing), bonus, and equity incentive participation in TCW’s parent company (equity incentives). Fee sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

Salary—Salary is agreed to with portfolio managers at the time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.

Fee Sharing—Fee sharing for investment professionals is based on revenues generated by accounts in the investment strategy area for which the investment professionals are responsible. In most cases, revenues are allocated to a pool and fee sharing compensation is allocated among members of the investment team after the deduction of certain expenses (including compensation over a threshold level) related to the strategy group. The allocations are based on the investment professionals’ contribution to TCW and its clients, including qualitative and quantitative contributions.

In general, the same fee sharing percentage is used to compensate a portfolio manager for investment services related to a fund is generally the same as that used to compensate portfolio managers for other client accounts in the same strategy managed by TCW or an affiliate of TCW (collectively, the “TCW Group”). In some cases, the fee sharing pool includes revenues related to more than one product, in which case each participant in the pool is entitled to fee sharing derived from his or her contributions to all the included products.

Investment professionals are not directly compensated for generating performance fees. In some cases, the overall fee sharing pool is subject to fluctuation based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the Fund managed by the portfolio manager as disclosed in the prospectus. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the Fund.

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Discretionary Bonus/Guaranteed Minimums—Discretionary bonuses may be paid out of an investment team’s fee sharing pool, as determined by the supervisor(s) in the department. In other cases where portfolio managers do not receive fee sharing or where it is determined that the combination of salary and fee sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by the applicable TCW entity. Also, pursuant to contractual arrangements, some portfolio managers received minimum bonuses.

Equity Incentives—Management believes that equity ownership aligns the interests of portfolio managers with the interests of the firm and its clients. Accordingly, TCW Group’s key investment professionals participate in equity incentives through ownership or participation in restricted unit plans that vest over time or unit appreciation plans of TCW’s parent company. The plans include the Fixed Income Retention Plan, Restricted Unit Plan and 2013 Equity Unit Incentive Plan.

Under the Fixed Income Retention Plan, certain portfolio managers in the fixed-income area were awarded cash and/or partnership units in TCW’s parent company, either on a contractually-determined basis or on a discretionary basis. Awards under this plan were made in 2010 that vest over time.

Under the Restricted Unit Plan, certain portfolio managers in the fixed-income and equity areas may be awarded partnership units in TCW’s parent company. Awards under this plan have vested over time, subject to satisfaction of performance criteria.

Under the 2013 Equity Unit Incentive Plan, certain portfolio managers in the fixed-income and equity areas may be awarded options to acquire partnership units in TCW’s parent company with a strike price equal to the fair market value of the option at the date of grant. The options granted under this plan are subject to vesting and other conditions.

Other Plans and Compensation Vehicles—Portfolio managers may also elect to participate in the applicable TCW Group’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.

Voya

Compensation consists of: (i) a fixed base salary; (ii) a bonus, which is based on Voya performance, one-, three-, and five-year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks, peer universe performance, and revenue growth and net cash flow growth (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) of the accounts they are responsible for; and (iii) long-term equity awards tied to the performance of our parent company, Voya Financial, Inc. and/or a notional investment in a pre-defined set of Voya sub-advised funds.

Portfolio managers are also eligible to receive an annual cash incentive award delivered in some combination of cash and a deferred award in the form of Voya stock. The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas.

The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards measure investment performance versus benchmark and peer groups over one-, three-, and five-year periods; and year-to-date net cash flow (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) for all accounts managed by each team. The results for overall Voya scorecards are typically calculated on an asset weighted performance basis of the individual team scorecards.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall Voya performance and 75% attributable to their specific team results (65% investment performance, 5% net cash flow, and 5% revenue growth).

Voya’s long-term incentive plan is designed to provide ownership-like incentives to reward continued employment and to link long-term compensation to the financial performance of the business. Based on job function, internal comparators and external market data, employees may be granted long-term awards. All senior investment professionals participate in the long-term compensation plan. Participants receive annual awards determined by the management committee based

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largely on investment performance and contribution to firm performance. Plan awards are based on the current year’s performance as defined by the Voya component of the annual incentive plan. Awards typically include a combination of performance shares, which vest ratably over a three-year period, and Voya restricted stock and/or a notional investment in a predefined set of Voya sub-advised funds, each subject to a three-year cliff-vesting schedule. If a portfolio manager’s base salary compensation exceeds a particular threshold, he or she may participate in Voya’s deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, Voya stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

Wasatch Advisors d/b/a Wasatch Global Investors

The elements of total compensation for the portfolio managers are base salary, performance-based bonus, profit-sharing and deferred compensation. The subadviser has balanced the components of pay to provide portfolio managers with an incentive to focus on both shorter- and longer- term performance. By design, portfolio manager compensation levels fluctuate, both up and down, with the relative investment performance of the funds that they manage. Wasatch seeks to be a meritocracy and rewards those who drive performance for clients.

Base Salary—Each portfolio manager is paid a fixed base salary based on the individual’s experience and responsibilities.

Performance-Based Bonus—A majority of a portfolio manager’s potential compensation is in the form of a performance- based bonus. The majority of the performance-based bonus is tied to the performance of the fund(s) he or she manages and the remaining small portion is tied to the average performance of all of the funds advised by the subadviser (the “team bonus”). Bonuses tied to the performance of the fund(s) managed by the portfolio manager are paid based on the relevant fund’s Morningstar peer group ranking for various time periods (one year, three years and five years) while the team bonus is paid based on the average of the Morningstar peer group rankings for all funds for the same time periods (one year, three years and five years).

Subjective Bonus/Profit Sharing—In addition to performance-based bonuses, portfolio managers receive profit sharing bonuses annually. Profit sharing rewards portfolio managers for their contribution to the success of the firm as a whole. Research professionals are graded on teamwork, communication, stock performance contribution across strategies, etc.

Deferred Compensation—Each year Wasatch has the option to grant deferred compensation to employees. Deferred compensation grants are a specific dollar amount to be paid in six years. The dollar amount rises and falls relative to the growth/shrinkage of Wasatch revenues over those six years.

Water Island

Investment professionals are compensated with base salary and a discretionary bonus based on individual performance, both relative and absolute fund performance, and profitability of Water Island. Profit sharing in Water Island may also be included as potential compensation. In addition, Water Island believes employee ownership and the opportunity for all employees to hold ownership interests in Water Island fosters teamwork and encourages longevity in tenure. Ownership shares may be issued to employees based on tenure, position, and contribution to Water Island. Water Island’s policies help ensure that the financial interests of its key investment personnel are aligned with its clients’ financial interests. Water Island also expends efforts to help ensure it attracts and retains key investment talent. Its goal is to focus its employees on long-term rather than short-term performance and to encourage employee retention.

Western

At Western, one compensation methodology covers all employees, including investment professionals. Standard compensation includes competitive base salaries, generous employee benefits, incentive bonus and a retirement plan which includes an employer match and discretionary profit sharing. Incentive bonuses are usually distributed in November.

The firm’s compensation philosophy is to manage fixed costs by paying competitive base salaries, but reward performance through the incentive bonus. A total compensation range for each position within Western is derived from annual market surveys and other relevant compensation-related data that benchmark each role to their job function and peer universe. This method is designed to base the reward for employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Furthermore, the incentive bonus makes up the variable component of total compensation. Additional details regarding the incentive bonus are below:

•

Each employee participates in the annual review process in which a formal performance review is conducted at the end of the year and also a mid-year review is conducted halfway through the fiscal year.

•

The incentive bonus is based on one’s individual contributions to the success of one’s team performance and the firm. The overall success of the firm will determine the amount of funds available to distribute for all incentive bonuses.

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•	Incentive compensation is the primary focus of management decisions when determining total compensation, as base salaries are purely targeting to pay a competitive rate for the role.

•

Western offers long-term incentives (in the form of a deferred cash plan) as part of the discretionary bonus for eligible employees. The eligibility requirements are discretionary and the plan participants include all investment professionals, sales and relationship management professionals and senior managers. The purpose of the plan is to retain key employees by allowing them to participate in the plans where the awards are deferred and can be invested into a variety of Western funds until the vesting date. These contributions plus the investment gains are paid to the employee if he/she remains employed and in good standing with Western until the discretionary contributions become vested. Discretionary contributions made to the plan will be placed in a special trust that restricts management’s use of and access to the money.

For portfolio managers, the formal review process also includes the use of a balanced scorecard to measure performance. The balanced scorecard includes one-, three-, and five-year investment performance, monitoring of risk, (portfolio dispersion and tracking error), client support activities, adherence to client portfolio objectives and guidelines, and certain financial measures (AUM and revenue trends). In reviewing investment performance, one-, three-, and five-year annualized returns are measured against appropriate market peer groups and to each fund’s benchmark index. These are structured to reward sector specialists for contributions to the firm as well as relative performance of their specific portfolios/product and are determined by the professional’s job function and performance as measured by the review process.

Westwood

The compensation of the research analysts and portfolio managers is structured to enable Westwood to attract and retain highly qualified professionals in a competitive environment and align incentives with clients. Each team member’s compensation consists of a combination of base salary, cash incentive bonus awards, long-term incentive awards in the form of deferred cash grants or restricted stock, and employee and post-retirement benefits. Variable bonus components of research analysts’/portfolio managers’ compensation are determined based on performance relative to predetermined criteria. Investment team members may receive bonuses based on:

•	Individual stock picking performance;

•	Product Performance; and

•	Discretionary performance review

Individual security selection: Individual performance measures are based on the belief that successful portfolio performance begins with good security selection. We utilize an independent third-party system to measure individual security selection performance.

Product performance: Product performance is measured against a peer group and benchmark index over one-year and three-year periods. Greater emphasis is placed on rewarding strong three-year performance in order to incent consistency of returns and low volatility.

Discretionary performance review: Annual performance reviews also cover areas of an investment team member’s contribution outside of security selection and product performance. Performance standards such as teamwork, work ethic, and client support are measured.

We utilize the McLagan Investment Management Compensation Survey to ensure individual compensation components are competitive in our marketplace. In addition, an independent third-party system is used to objectively measure individual security selection performance against a pre-determined universe of securities and sectors.

Westwood Holdings Group (WHG) is a publicly traded company and as a result company ownership is subject to the varying of market conditions. At Westwood, we are committed to having DE&I as an integral part of building a vibrant corporate culture responsive to the needs of our diverse employees and clients. As we continue to augment our DE&I practices, the employee ownership base will naturally become more diverse as a result. We will continue to monitor our hiring and promoting practices over time to ensure DE&I is an integral part of the process.

Securities Owned in the Funds by the Portfolio Managers

The following table discloses the dollar range of equity securities beneficially owned by the portfolio manager in the Fund the portfolio manager manages as of April 30, 2021. For purposes of this table, the following letters indicates the range indicated below:

A	- $1 - $10,000
B	- $10,001 - $50,000

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C	- $50,001 - $100,000
D	- $100,001 - $500,000
E	- $500,001 - $1,000,000
F	- More than $1 million

Portfolio Manager	Fund	Ownership
Marta K. Norton	Morningstar Defensive Bond Fund	A

Marta K. Norton	Morningstar Global Opportunistic Equity Fund	A

Marta K. Norton	Morningstar Alternatives Fund	A

Service Providers

Administrator and Fund Accountant

The Trust, on behalf of the Funds, has entered into a Fund Administration and Accounting Services Agreement with The Northern Trust Company (the Administrator), located at 333 South Wabash Avenue, Chicago, IL 60604, under which the Administrator provides administrative and accounting services necessary for the operation of each Fund, including assistance in the preparation of financial reports to shareholders; reporting Fund performance; support with respect to routine regulatory examinations of the Funds; assistance in preparing Fund expense projections and establishing accruals; arranging for the computation of data, including daily calculation of NAV; preparation for signature by an officer of the Trust certain documents required to be filed for compliance by the Trust with applicable laws and regulations including those of the SEC; preparation of tax returns; certain accounting, clerical and bookkeeping services; arranging for the maintenance of books and records of the Trust; and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. The Administrator also maintains certain books and records of the Funds that are required by applicable federal regulations. The Administrator does not have any responsibility or authority for the management of the Funds or the determination of investment policy. In consideration of the services rendered pursuant to the Fund Administration and Accounting Services Agreement, the Administrator shall be paid fees quarterly by each Fund.

The following table sets forth fees for administrative and accounting services accrued or paid by each Fund to Northern Trust pursuant to the Fund Administration and Accounting Services Agreement during the last three fiscal years:

Fund	Year Ended 4/30/21		Year Ended 4/30/20		Year Ended 4/30/19(1)
Morningstar U.S. Equity Fund	$432,895	(2)	$310,818	(2)	$86,089	(2)
Morningstar International Equity Fund	$287,681	(2)	$200,994	(2)	$65,128	(2)
Morningstar Global Income Fund	$98,600	(2)	$68,471	(2)	$25,114	(2)
Morningstar Total Return Bond Fund	$191,690	(2)	$169,959	(2)	$41,321	(2)
Morningstar Municipal Bond Fund	$131,693	(2)	$96,020	(2)	$19,671	(2)
Morningstar Defensive Bond Fund	$92,763	(2)	$60,040	(2)	$21,072	(2)
Morningstar Multisector Bond Fund	$106,429	(2)	$91,652	(2)	$29,002	(2)
Morningstar Global Opportunistic Equity Fund	$96,887	(2)	$46,145	(2)	$13,230	(2)
Morningstar Alternatives Fund	$107,586	(2)	$67,505	(2)	$22,406	(2)

(1)	The Funds commenced operations on November 2, 2018.
(2)	Total includes fees accrued by the Fund during the fiscal year and paid after the end of the period.

Custodian

The Northern Trust Company (the Custodian) is the custodian of the assets of the Funds. The Custodian’s responsibilities include safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Funds’ investments. The Custodian also maintains certain books and records of the Funds that are required by applicable federal regulations. The Custodian does not determine the investment policies of the Funds or decide which securities the Funds will buy or sell.

Securities Lending Agent

On December 15, 2021, the board of trustees approved the participation for the Morningstar Defensive Bond Fund, Morningstar Global Income Fund, Morningstar International Equity Fund, Morningstar Total Return Bond Fund, Morningstar U.S. Equity Fund, and Morningstar Unconstrained Allocation Fund in a securities lending program. Under the securities lending program, Northern Trust Company serves as the Securities Lending Agent pursuant to a Securities Lending Authorization Agreement (the “Securities Lending Agreement”).

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Effective upon commencement of the securities lending program in the first quarter of 2022, the Securities Lending Agent provided the following services for the Funds listed above in connection with securities lending activities: (i) entering into loans with approved entities subject to guidelines or restrictions contained in the Securities Lending Agreement; (ii) selecting securities to be loaned pursuant to the Securities Lending Agent’s impartial sequencing; (iii) reviewing creditworthiness of securities lending counterparties; (iv) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of cash collateral; (v) each business day, monitoring the value of the loaned securities and collateral, including receiving and delivering additional collateral as necessary from/to borrowers; (vi) negotiating loan terms; (vii) recordkeeping and account servicing; (viii) monitoring dividend/distribution activity relating to loaned securities; and (ix) arranging for return of loaned securities to the Funds at loan termination.

Transfer Agent

The Northern Trust Company (the Transfer Agent) is the Trust’s registrar, transfer agent, and dividend disbursing agent. The Transfer Agent processes purchase and redemption orders, maintains records of Fund shareholders and disburses dividends and other distributions. The Transfer Agent also maintains certain books and records of the Funds that are required by applicable federal regulations.

Legal Counsel

Stradley Ronon Stevens and Young, LLP 2000 K Street, NW, Washington, D.C. 20006 serves as legal counsel to the Trust.

Independent Registered Public Accounting Firm

Ernst & Young LLP, 155 North Wacker Drive, Chicago, IL 60606, is the Funds’ independent registered public accounting firm. The independent registered public accounting firm provides services including (i) an audit of the Funds’ annual financial statements; (ii) assistance and consultation with SEC filings and (iii) preparation of the annual income tax returns filed on behalf of the Funds.

Execution of Portfolio Transactions and Brokerage

Each Subadvisory Agreement states that, with respect to the portion of a Fund managed by each of the subadvisers, that subadviser shall be responsible for broker-dealer selection and for negotiation of brokerage commission rates, provided that each subadviser shall only direct orders to an affiliated person of that subadviser in accordance with board adopted procedures and/or the 1940 Act. In general, a subadviser’s primary consideration in effecting a securities transaction will be execution at the most favorable cost or proceeds under the circumstances. In selecting a broker-dealer to execute each particular transaction, a subadviser may take the following into consideration, among other things: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker- dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Under revisions to the EU’s Markets in Financial Instruments Directive (“MiFID II”), effective January 3, 2018, EU investment managers may only pay for research from brokers and dealers directly out of their own resources or by establishing “research payment accounts” for each client, rather than through client commissions. MiFID II is expected to limit the use of soft dollars by subadvisers located in the EU and in certain circumstances may result in other subadvisers (including, potentially, the Funds’ subadvisers) reducing or eliminating the use of research paid for with soft dollars as to certain groups of clients or as to all clients, including the Funds.

Subject to such policies as Morningstar and the board may determine, a subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by its Subadvisory Agreement with the Fund or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to a subadviser a commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if a subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or each subadviser’s or the adviser’s overall responsibilities with respect to the Fund or other advisory clients. Each subadviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, Morningstar or any affiliate of either. Such allocation shall be in such amounts and proportions as a subadviser shall determine. Each subadviser shall report on such allocations regularly to the Morningstar and the Trust, indicating the broker-dealers to whom such allocations have been made and the basis for such allocations.

On occasions when a subadviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of a subadviser, each subadviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by a subadviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to each Fund and to such other clients.

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For the fiscal years indicated below, the amount of brokerage commissions and fees paid by the Funds was as follows:

Fund	Brokerage Commissions Paid for Year Ended 4/30/21		Brokerage Commissions Paid for Year Ended 4/30/20	Brokerage Commissions Paid for Year Ended 4/30/19(1)
Morningstar U.S. Equity Fund	$622,281		$559,952	$165,160
Morningstar International Equity Fund	$294,188		$302,744	$166,112
Morningstar Global Income Fund	$152,726		$128,014	$66,510
Morningstar Total Return Bond Fund	$114,025		$113,408	$61,873
Morningstar Municipal Bond Fund	$0		$9,021	$7,830
Morningstar Defensive Bond Fund	$12,089		$1,669	$2,459
Morningstar Multisector Bond Fund	$1,261		$7,812	$19,440
Morningstar Global Opportunistic Equity Fund	$40,345		$33,031	$14,111
Morningstar Alternatives Fund	$248,745	(2)	$118,624	$23,860

(1)	The Funds commenced operations on November 2, 2018.
(2)	The increase in the brokerage commissions for the Morningstar Alternatives Fund was primarily due to the addition of a subadviser in June 2020 whose mandate can result in higher trading volume.

No commissions were paid by the Funds to any direct or indirect “affiliated” persons (as defined in the 1940 Act) of the Funds for the fiscal year ended April 30, 2021.

For the fiscal year ended April 30, 2021, each of the following Funds held securities of its regular broker/dealers, as that term is defined in Rule 10b-1 of the 1940 Act, or such broker/dealers’ parents in the approximate amounts set forth below:

Fund	Name of Regular Broker/Dealer	Approximate Aggregate Market Value of Securities
Morningstar U.S. Equity Fund	Northern Trust Securities Inc.	$35,335,494
Morningstar U.S. Equity Fund	Citigroup Global Markets Inc.	$16,143,625
Morningstar U.S. Equity Fund	Goldman Sachs & Co LLC	$12,737,590
Morningstar U.S. Equity Fund	Piper Sandler & Co.	$2,211,581
Morningstar International Equity Fund	JP Morgan Securities LLC	$134,561,448
Morningstar International Equity Fund	BNP Paribas Securities Corp.	$11,753,104
Morningstar International Equity Fund	Credit Suisse Securities (USA) LLC	$10,810,375
Morningstar Total Return Bond Fund	BOFA Securities, Inc.	$11,571,682
Morningstar Total Return Bond Fund	JP Morgan Securities LLC	$9,440,886
Morningstar Total Return Bond Fund	Citigroup Global Markets Inc.	$9,068,461
Morningstar Total Return Bond Fund	Wells Fargo Securities, LLC	$7,750,845
Morningstar Total Return Bond Fund	Goldman Sachs & Co LLC	$6,863,598
Morningstar Total Return Bond Fund	Morgan Stanley & Co. LLC	$5,906,463
Morningstar Total Return Bond Fund	UBS Securities LLC	$2,600,641
Morningstar Total Return Bond Fund	Credit Suisse Securities (USA) LLC	$2,342,576
Morningstar Total Return Bond Fund	Mizuho Securities USA LLC	$599,757
Morningstar Total Return Bond Fund	Merril Lynch, Pierce, Fenner & Smith Incorporated	$553,956
Morningstar Municipal Bond Fund	RBC Capital Markets, LLC	$500,000
Morningstar Defensive Bond Fund	Charles Schwab & Co., Inc.	$44,659,101
Morningstar Defensive Bond Fund	JP Morgan Securities LLC	$1,589,132
Morningstar Defensive Bond Fund	Citigroup Global Markets Inc.	$620,210
Morningstar Defensive Bond Fund	Barclays Capital Inc.	$431,701
Morningstar Defensive Bond Fund	Wells Fargo Securities LLC	$341,456
Morningstar Multisector Bond Fund	BOFA Securities, Inc.	$106,199
Morningstar Multisector Bond Fund	Merril Lynch, Pierce, Fenner & Smith Incorporated	$78,551
Morningstar Multisector Bond Fund	Morgan Stanley & Co. LLC	$42,183

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Morningstar Global Opportunistic Equity Fund	JP Morgan Securities LLC	$22,007,664
Morningstar Global Opportunistic Equity Fund	Charles Schwab & Co., Inc.	$17,879,802
Morningstar Global Opportunistic Equity Fund	BMO Capital Markets Corp.	$534,867
Morningstar Alternatives Fund	Northern Trust Securities, Inc.	$59,561,801
Morningstar Alternatives Fund	Morgan Stanley & Co. LLC	$1,466,971
Morningstar Alternatives Fund	JP Morgan Securities LLC	$1,031,991
Morningstar Alternatives Fund	Citigroup Global Markets Inc.	$868,463
Morningstar Alternatives Fund	Cowen and Company	$268,129
Morningstar Alternatives Fund	Barclays Capital Inc.	$206,232
Morningstar Alternatives Fund	MUFG Securities Americas Inc.	$195,445
Morningstar Alternatives Fund	Truist Securities, Inc.	$55,594

Capital Stock

Shares issued by each Fund have no preemptive, conversion, or subscription rights. Shares issued and sold by each Fund are deemed to be validly issued, fully paid and non-assessable by the Trust.

Shareholders have equal and exclusive rights as to dividends and distributions as declared by a Fund and to the net assets of the Fund upon liquidation or dissolution. Each Fund, as series of the Trust, vote on all matters affecting the Fund (e.g., approval of the Advisory Agreement); if additional series are issued, all series of the Trust vote as a single class on matters affecting those series jointly or the Trust as a whole (e.g., election or removal of trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of trustees can, if they so choose, elect all of the trustees. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the board in its discretion, or upon demand by the holders of 50% or more of the outstanding shares of the Trust entitled to vote at such meeting, for the purpose of electing or removing trustees.

Any series of the Trust may reorganize or merge with one or more other series of the Trust or another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the trustees then in office and, to the extent permitted by applicable law, without the approval of shareholders of any series.

Determination of Net Asset Value

The NAV per share of a Fund is determined as of the close of regular trading on the New York Stock Exchange (the NYSE) (generally 4:00 p.m., Eastern time), each day the NYSE is open for trading. The NYSE annually announces the days on which it will not be open for trading. It is expected that the NYSE will not be open for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Generally, investments for which market quotations are readily available will be valued at current market price or, in the absence of a market price, at fair value as determined in good faith by Morningstar’s Pricing Committee pursuant to procedures approved by or under the direction of the board. Pursuant to those procedures, the Pricing Committee considers, among other things: (1) the last sales price on the securities exchange, if any, on which a security is primarily traded; (2) the mean between the bid and asked prices; (3) price quotations from an approved pricing service, and (4) other factors as necessary to determine a fair value under certain circumstances.

Securities primarily traded in the NASDAQ Global Market® for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (NOCP). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. OTC securities which are not traded in the NASDAQ Global Market® shall be valued at the most recent trade price. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by or under the direction of the board.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. To reflect their fair value, short-term securities with 60 days or less remaining to maturity may, unless conditions indicate otherwise, utilize amortized cost to maturity based on their cost to the Fund.

The securities in a Fund, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange on which the security is principally traded.

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Each Fund will invest in foreign securities, and as a result, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of certain of the Fund securities used in the calculation. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of a Fund’s NAV. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the board as described above. Portfolio securities that are traded both on an exchange and in the OTC market will be valued according to the broadest and most representative market. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of the currencies against U.S. dollars as last quoted by any recognized dealer. When portfolio securities are traded, the valuation will be the last reported sale price on the day of valuation.

All other assets of a Fund are valued in such manner as the board in good faith deems appropriate to reflect their fair value.

Anti-Money Laundering Program

The Trust has established an Anti-Money Laundering Compliance Program (the Program) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Distributor and the Funds’ Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and conducting a complete and thorough review of all new opening account applications. The Funds will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

Redemptions In-Kind

The information provided below supplements the information contained in the Funds’ Prospectus regarding the purchase and redemption of the Fund shares.

Each Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares being sold. If a shareholder receives a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. A redemption in-kind is treated as a taxable transaction and a sale of the redeemed shares, generally resulting in capital gain or loss to you, subject to certain loss limitation rules. The Trust, on behalf of the Funds, made an election under Rule 18f-1 under the 1940 Act (a Rule 18f-1 Election) and therefore, the Trust, on behalf of each Fund, is obligated to redeem for cash all shares presented to such Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of such Fund’s net assets in any 90-day period. The Rule 18f-1 Election is irrevocable while Rule 18f-1 under the 1940 Act is in effect unless the SEC, by order, permits withdrawal of such Rule 18f-1 Election. Assuming the requirements of Rule 18f-1 are met, all or part of the remaining sale (redemption) proceeds will generally be paid in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of a Fund’s remaining shareholders, a Fund might pay all or part of the remaining redemption proceeds in securities with a market value equal to the redemption price (redemption in kind).

Additionally, the Trust has entered into an unsecured and uncommitted revolving credit facility with The Northern Trust Company as of September 26, 2018 (the Credit Facility) with an overall borrowing amount of $50 million. Borrowings are made intermittently as needed, solely to facilitate the handling of redemptions or unusual or unanticipated short-term cash requirements. Because each of the Funds is eligible to participate and certain collateral requirements apply, there is no assurance that an individual Fund will have access to the entire $50 million at any particular time. Interest is charged to each Fund based on its borrowings at an amount above the Federal Funds rate. Initial and ongoing fees for the Credit Facility are allocated among the Funds.

The Funds may hold illiquid investments but not more than 15% of the Fund’s assets. As discussed above, for purposes of redemptions in-kind, illiquid investments are any investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. In the unlikely event a Fund were to elect to make an in-kind redemption, the Fund expects that it

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would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. If a Fund held illiquid investments, such distribution may contain a pro rata portion of such illiquid investments or the Fund may determine, based on a materiality assessment, not to include illiquid investments in the in-kind redemption in accordance with the Trust’s Liquidity Risk Management Program and Redemption In-Kind Policies and Procedures. The Funds do not anticipate that they would ever selectively distribute a greater than pro rata portion of any illiquid investments to satisfy a redemption request. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

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Distributions and Tax Information

Distributions

Each Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends at least:

•	monthly, in the case of Morningstar Global Income Fund, Morningstar Total Return Bond Fund, Morningstar Municipal Bond Fund, Morningstar Defensive Bond Fund, and Morningstar Multisector Bond Fund; or

•	annually, in the case of Morningstar U.S. Equity Fund, Morningstar International Equity Fund, Morningstar Global Opportunistic Equity Fund and Morningstar Alternatives Fund.

Each Fund will make a distribution of any undistributed capital gains, if any, at least annually, usually in December. Each Fund may make an additional payment of dividends or other distributions if it deems it to be desirable or necessary at other times during any year.

The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution.

Distributions will be reinvested in shares of the Funds, unless otherwise directed by the shareholder. Generally, distributions within taxable accounts are taxable events for shareholders whether the distributions are received in cash or reinvested.

In January of each year, each Fund will issue to each shareholder a statement of the federal income tax status of all distributions to each shareholder.

Tax Information

Each Fund will elect to qualify and intends to qualify each year to be treated as a RIC under Subchapter M of the Code, provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing and amount of distributions. Each Fund’s policy is to distribute to its shareholders all of its investment company taxable income and any net realized long-term capital gains for each fiscal year in a manner that complies with such distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes. However, the Fund can give no assurances that its distributions will be sufficient to eliminate all taxes. To comply with such requirements, the Fund must also distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of ordinary income for such year, (ii) at least 98.2% of the excess of realized capital gains over realized capital losses for the 12-month period ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax. If the Fund fails to qualify as a RIC under Subchapter M of the Code, it will be taxed as a regular corporation.

To qualify as a RIC, a Fund must, among other things, derive at least 90% of its gross income each year from dividends, interest, payments with respect to certain loans of stock and securities, gains from the sale or other disposition of stock or securities or foreign currency gains, or other income (generally including gains from options, futures or forward contracts) derived with respect to the business of investing in such stock, securities or currency, and net income derived from an interest in a qualified publicly traded partnership. The Fund must also satisfy the following two asset diversification tests. At the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund’s total assets must be represented by cash and cash items (including receivables), U.S. Government securities, the securities of RICs, and other securities, with such other securities being limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs), the securities of any two or more issuers (other than the securities of other RICs) that the Fund controls (by owning 20% or more of their outstanding voting stock) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. The Fund must also distribute each taxable year sufficient dividends to its shareholders to claim a dividends paid deduction equal to at least the sum of 90% of the Fund’s investment company taxable income (which generally includes dividends, interest, and the excess of net short-term capital gain over net long- term capital loss) and 90% of the Fund’s net tax-exempt interest, if any.

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If a Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, the Fund will be subject to federal income tax at the corporate income tax rate without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends-received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.

A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year.

The Funds’ ordinary income generally consists of interest and dividend income, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carry-forward of the Fund.

Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income. For individual shareholders, a portion of the distributions paid by a Fund may be qualified dividends eligible for federal income taxation at long-term capital gain rates, which are 0%, 15%, 20%, or 25%, depending on the nature of the capital gain and the shareholder’s taxable income, to the extent the Fund reports the amount distributed as a qualifying dividend and certain holding period requirements are met. In the case of corporate shareholders, a portion of the distributions may qualify for the inter-corporate dividends-received deduction to the extent the Fund reports the amount distributed as a qualifying dividend. The aggregate amount so reported to either individual or corporate shareholders cannot, however, exceed the aggregate amount of qualifying dividends received by the applicable Fund for its taxable year. In view of each Fund’s investment policy, it is expected that dividends from domestic corporations will be part of the Funds’ gross income and that, accordingly, part of the distributions by a Fund may be eligible for treatment as qualified income for individual shareholders and for the dividends-received deduction for corporate shareholders under federal tax law. However, the portion of a Fund’s gross income attributable to qualifying dividends is largely dependent on the Fund’s investment activities for a particular year and therefore cannot be predicted with any certainty. The deduction may be reduced or eliminated if the Fund shares held by an individual investor are held for less than 61 days, or Fund shares held by a corporate investor are treated as debt-financed or are held for less than 46 days during the 91-day period beginning on the date which is 45 days before the date on which such shares become ex-dividend with respect to such dividend.

Any long-term capital gain distributions are taxable to shareholders as long-term capital gains regardless of the length of time they have held their shares. Capital gains distributions are not eligible for the dividends-received deduction referred to in the previous paragraph. There is no requirement that a Fund take into consideration any tax implications when implementing its investment strategy. Distributions of any ordinary income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31. Distributions are includable in alternative minimum taxable income, if applicable as discussed above, in computing a shareholder’s liability for the alternative minimum tax.

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The Morningstar Municipal Bond Fund intends to qualify each year to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Fund’s taxable year at least 50% of the Fund’s total assets consists of municipal securities, which are exempt from federal income tax. If the Fund so qualifies, distributions from the Fund will constitute exempt-interest dividends to the extent of the Fund’s tax-exempt interest income (net of allocable expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of the Fund are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax (AMT) for those shareholders subject to the AMT. Any gain or loss from the sale or other disposition of a tax-exempt security generally is treated as either long-term or short-term capital gain or loss, depending upon its holding period, and is fully taxable as described above. To the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands, and Guam), they also may be exempt from that state’s personal income taxes. Most states, however, do not grant tax-free treatment to interest on state and municipal securities of other states.

If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the shareholders. A return of capital distribution generally will not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of a Fund). Net investment income does not include exempt-interest dividends.

Any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. In the case of shares in a tax- free Fund, any such loss will be disallowed to the extent of any exempt-interest dividends that were received within the six-month period. However, this rule does not apply to any loss incurred on a sale or redemption of shares of a tax-free Fund that declares exempt-interest dividends daily and distributes them at least monthly for which your holding period began after December 22, 2010.

Each Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations.

Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax at the rate of 24% in the case of non-exempt shareholders who: (1) has failed to provide a correct taxpayer identification number (usually the shareholder’s social security number); (2) is subject to back-up withholding by the IRS; (3) has failed to provide the Fund with the certifications required by the IRS to document that the shareholder is not subject to back-up withholding; or (4) has failed to certify that he or she is a U.S. person (including a U.S. resident alien). If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Fund with their taxpayer identification numbers or certify their exempt status to avoid possible erroneous application of backup withholding. Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal tax liability if proper documentation is provided. The Fund reserves the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

Under 2017 legislation commonly known as the Tax Cuts and Jobs Act (TCJA) certain “qualified publicly traded partnership income” (e.g., certain income from certain of the MLPs in which the Fund invests) and “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. The Fund may report the special character of “qualified REIT dividends” to a shareholder, provided both the Fund and a shareholder meet certain holding period requirements with respect to their shares. However, there is not a provision permitting an entity, such as the Fund, to pass the special character of qualified publicly traded partnership income through to its shareholders. Qualified publicly traded partnership income allocated to a noncorporate investor investing directly in an MLP might, however, be eligible for the deduction. It is uncertain whether a future technical corrections bill or regulations issued by the IRS will address this issue to enable the Fund to pass through the special character of “qualified publicly traded partnership income” to its shareholders.

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Gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the Fund held the debt obligation unless the Fund made a current inclusion election to accrue market discount into income as it accrues. If a Fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the Fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a Fund’s investment in such securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

If more than 50% in value of the total assets of a Fund at the end of its fiscal year is invested in stock or securities of foreign corporations, the Fund may elect to pass through to its shareholders the pro rata share of all foreign income taxes paid by the Fund, subject to certain exceptions. If this election is made, shareholders will be (i) required to include in their gross income their pro rata share of the Fund’s foreign source income (including any foreign income taxes paid by the Fund), and (ii) entitled either to deduct their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code, including certain holding period requirements. In this case, shareholders will be informed in writing by the Fund at the end of each calendar year regarding the availability of any credits on and the amount of foreign source income (including or excluding foreign income taxes paid by the Fund) to be included in their income tax returns. If not more than 50% in value of the Fund’s total assets at the end of its fiscal year is invested in stock or securities of foreign corporations, the Fund will not be entitled under the Code to pass through to its shareholders their pro rata share of the foreign taxes paid by the Fund, subject to certain exceptions. In this case, these taxes will be taken as a deduction by the Fund.

The use of hedging strategies, such as entering into forward contracts, involves complex rules that will determine the character and timing of recognition of the income received in connection therewith by a Fund. Income from foreign currencies and income from certain transactions in forward contracts derived by a Fund with respect to its business of investing in securities or foreign currencies will generally produce qualifying income under Subchapter M of the Code.

Any security or other position entered into or held by a Fund that substantially diminishes the Fund’s risk of loss from any other position held by the Fund may constitute a “straddle” for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character and timing of a Fund’s gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that a Fund’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short-term capital gain rather than long-term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short-term capital losses, be treated as long-term capital losses. Different elections are available to the Fund that may mitigate the effects of the straddle rules.

Certain forward contracts that are subject to Section 1256 of the Code (Section 1256 Contracts) and that are held by a Fund at the end of its taxable year generally will be required to be “marked-to-market” for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts will be treated as long- term capital gain or loss, and the balance will be treated as short-term capital gain or loss.

Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing and character of income, gain or loss recognized by a Fund. Under these rules, foreign exchange gain or loss realized with respect to forward foreign currency contracts is treated as ordinary income or loss. Some part of a Fund’s gain or loss on the sale or other disposition of shares of a foreign corporation may, because of changes in foreign currency exchange rates, be treated as ordinary income or loss under Section 988 of the Code rather than as capital gain or loss.

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The Funds may invest in securities of foreign companies that may be classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, the Funds intend to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Funds’ fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a Fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Fund to make a mark-to-market election. If a Fund is unable to identify an investment as a PFIC and thus does not make a mark- to-market election, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.

Distributions and the transactions referred to in the preceding paragraphs may be subject to state and local income taxes, and the tax treatment thereof may differ from the federal income tax treatment.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30 percent (or at a lower rate under an applicable income tax treaty) on the Fund’s distributions.

A U.S. withholding tax at a 30% rate is imposed on income dividends made by the Fund to certain shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. A Fund will not pay any additional amounts in respect to any amounts withheld.

Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as a Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

In addition, the foregoing discussion of tax law is based on existing provisions of the Code, existing and proposed regulations thereunder, and current administrative rulings and court decisions, all of which are subject to change. Any such changes could affect the validity of this discussion. The IRS could assert a position contrary to those stated here. The discussion also represents only a general summary of tax law and practice currently applicable to the Funds and certain shareholders therein, and, as such, is subject to change. In particular, the consequences of an investment in shares of a Fund under the laws of any state, local or foreign taxing jurisdictions are not discussed herein. Each prospective investor should consult his or her own tax advisor to determine the application of the tax law and practice to his or her own particular circumstances.

Distributor

Foreside Fund Services, LLC (Foreside), located at Three Canal Plaza, Suite 100, Portland, ME 04101, acts as principal underwriter in a continuous public offering of the Funds’ shares. Pursuant to a distribution agreement (the Distribution Agreement) between Foreside and the Trust, on behalf of the Funds, Foreside acts as the Trust’s principal underwriter and distributor (the Distributor) and provides certain administration services and promotes and arranges for the sale of the Funds’ shares. Foreside is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (FINRA).

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After its two-year initial term, the Distribution Agreement between the Trust and Foreside continues in effect only if such continuance is specifically approved at least annually by the board or the vote of a majority of the Funds’ outstanding voting securities and, in either case, by a majority of the independent trustees. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on a 60-day written notice when authorized by a majority vote of the Fund’s shareholders or by a vote of a majority of the board, including a majority of the independent trustees, or by Foreside on a 60-day written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

Financial Statements

Investors in each Fund will be informed of the Fund’s progress through periodic reports. Financial statements will be included in the Funds’ semiannual and annual reports submitted to shareholders. The annual financial statements will be audited by Ernst & Young LLP, the Funds’ independent registered public accounting firm.

The audited financial statements of the Funds, including notes thereto, and related report of Ernst & Young LLP, contained in the annual report to such Funds’ shareholders for the fiscal year ended April 30, 2021, are incorporated herein by reference. The unaudited financial statements and schedules of investments contained in the Morningstar Global Opportunistic Equity Fund’s semi-annual report fo the Fund’s shareholders for the period ended October 31, 2021, are also incorporated herein by reference. Copies of the Funds’ annual and semiannual reports to shareholders may be obtained upon request and without charge by calling the Funds at 877-626-3224.

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Appendix A

Summary of Credit Ratings

The following summarizes the descriptions for some of the general ratings referred to in the Funds’ prospectuses and this SAI. Ratings represent only the opinions of the rating organizations about the safety of principal and interest payments, not market value. The rating of an issuer is heavily influenced by past developments and does not necessarily reflect probable future conditions. A lag frequently occurs between the time a rating is assigned and the time it is updated. Ratings are therefore general and are not absolute standards of quality.

Credit Ratings — General Securities

The following summarizes the descriptions for some of the general ratings referred to in the Funds’ prospectus and Statement of Additional Information. The descriptions for the ratings for municipal securities and commercial paper follow this section. Ratings represent only the opinions of these rating organizations about the quality of the securities which they rate. They are general and are not absolute standards of quality.

Moody’s Investors Service, Inc.

The purpose of Moody’s ratings is to provide investors with a single system of gradation by which the relative investment qualities of bonds may be rated.

Bonds

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this asset class.

B: Bonds which are rated B generally lack characteristics of the desirable investment — they are considered speculative and subject to high credit risk. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Rating Refinements—Moody’s may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor’s Corporation

A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations: (a) likelihood of default—capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors’ rights.

Bonds

AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is extremely strong.

AA: Bonds rated AA differ from the highest-rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is very strong.

A: Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal) is still strong.

BBB: Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation (i.e., pay interest and repay principal).

BB: Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal).

B: Bonds rated B are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation (i.e., pay interest and repay principal). Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The Standard & Poor’s ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal- only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

Fitch Ratings

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality. Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

Bonds

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+”.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Debt rated BBB is considered to be of satisfactory credit quality. Ability to pay interest and principal is adequate. Adverse changes in economic conditions and circumstances are more likely to impair timely payment than higher rated bonds.

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist in the obligor satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time. C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” or “D” categories.

Credit Ratings — Municipal Securities and Commercial Paper

Moody’s Investors Service, Inc.

The purpose of Moody’s ratings is to provide investors with a single system of gradation by which the relative investment qualities of bonds may be rated.

U.S. Tax-Exempt Municipals

Moody’s ratings for U.S. Tax-Exempt Municipals range from Aaa to B and utilize the same definitional elements as are set forth above under the “Bonds” section of the Moody’s descriptions.

Advance refunded issues: Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct non-callable United States government obligations or non-callable obligations unconditionally guaranteed by the U.S. government are identified with a # (hashmark) symbol, e.g., # Aaa.

Municipal Note Ratings

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG), and for variable-rate demand obligations are designated Variable Moody’s Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG 1/VMIG 1 are of the best quality, enjoying strong protection from established cash flows for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG2/VMIG 2 are of high quality, with ample margins of protection, although not as large as the preceding group. Loans bearing the designation of MIG 3/VMIG 3 are of acceptable quality, but have narrow liquidity and cash-flow protection and less well- established access to refinancing.

Commercial Paper

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1: Issuers rated Prime-1 (or related supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (a) leading market positions in well-established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (e) well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Standard & Poor’s Corporation

A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations: (a) likelihood of default—capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by, and relative position of, the obligation in the event of bankruptcy and other laws affecting creditors’ rights.

Municipal Bond Ratings

AAA—Prime Grade: These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligation Bonds: In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds: Debt service coverage has been, and is expected to remain, substantial, stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

AA—High Grade: The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

A—Good Grade: Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. Regarding municipal bonds, the rating differs from the two higher ratings because:

General Obligation Bonds: There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

Revenue Bonds: Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appearance appears adequate.

Rating Refinements: Standard & Poor’s letter ratings may be modified by the addition of a plus (+) or a minus (-) sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

Municipal Note Ratings

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1. Notes rated SP-2 have a satisfactory capacity to pay principal and interest. Notes rated SP-3 have a speculative capacity to pay principal and interest.

Commercial Paper

A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. Ratings of B-1, B-2, and B- 3 may be assigned to indicate finer distinctions within the B category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

Fitch Ratings

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality. Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

Commercial Paper

F-1: Highest Credit Quality—Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F-2: Good Credit Quality—A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F-3: Fair Credit Quality—The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative—Uncertain capacity for timely payment of financial commitments, plus high vulnerability to near-term adverse changes in financial and economic conditions.

C: High Default Risk—Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default—Denotes actual or imminent payment default.

Appendix B

Proxy Voting Policies

The following information is a summary of the proxy voting guidelines for Morningstar and the subadvisers.

Morningstar Investment Management LLC (the Adviser)

I.	Background

In accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the Advisers Act), each registered investment adviser should adopt and implement written policies and procedures reasonably designed to ensure that it is voting proxies in the best interest of its clients, describe how material conflicts that arise between the investment adviser and clients are resolved, disclose how clients may obtain information on how the investment adviser voted proxies, and describe its proxy voting procedures and furnish a copy upon request. Furthermore, Rule 204-2 requires certain books and records related to proxy voting to be maintained by the investment adviser.

II.	Policy

The Adviser has contractually delegated the Fund’s proxy voting authority to each of its respective Subadvisers, as applicable. The Adviser’s Chief Compliance Officer, or his or her designee (the Adviser’s CCO) monitors proxy voting activities of the Adviser to ensure compliance with its proxy voting guidelines and may assist in the preparation of the annual Form N-PX filing. The Adviser will review the Adviser’s proxy voting guidelines to ensure it meets the standards set forth from time to time by the SEC. The Adviser will inform the Trust’s CCO at least annually regarding the compliance of Adviser’s proxy voting guidelines with such SEC standards, including the procedures that the Adviser uses when a vote presents a conflict between the interests of Fund shareholders and the Adviser. The Adviser will inform the Trust’s CCO on a regular basis, but not less than annually, any conflicts of interest that arose from its own proxy votes and how such conflicts were resolved.

BlackRock Financial Management, Inc.

These guidelines should be read in conjunction with the BlackRock Investment Stewardship Global Corporate Governance Guidelines & Engagement Principles.

Introduction

BlackRock, Inc. and its subsidiaries (collectively, “BlackRock”) seek to make proxy voting decisions in the manner most likely to protect and enhance the economic value of the securities held in client accounts. The following issue-specific proxy voting guidelines (the “Guidelines”) are intended to summarize BlackRock Investment Stewardship’s general philosophy and approach to corporate governance issues that most commonly arise in proxy voting for U.S. securities. These Guidelines are not intended to limit the analysis of individual issues at specific companies and are not intended to provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots, as well as our expectations of boards of directors. They are applied with discretion, taking into consideration the range of issues and facts specific to the company and the individual ballot item.

Voting guidelines

These guidelines are divided into eight key themes which group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders:

•	Boards and directors

•	Auditors and audit-related issues

•	Capital structure

•	Mergers, asset sales, and other special transactions

•	Executive compensation

•	Environmental and social issues

•	General corporate governance matters

•	Shareholder protections

Boards and directors

Director elections

In general, BlackRock supports the election of directors as recommended by the board in uncontested elections. However, we believe that when a company is not effectively addressing a material issue, its directors should be held accountable. We may withhold votes from directors or members of particular board committees in certain situations, as indicated below.

Independence

We expect a majority of the directors on the board to be independent. In addition, all members of key committees, including audit, compensation, and nominating / governance committees, should be independent. Our view of independence may vary slightly from listing standards.

In particular, common impediments to independence in the U.S. may include:

•	Employment as a senior executive by the company or a subsidiary within the past five years

•	An equity ownership in the company in excess of 20%

•	Having any other interest, business, or relationship which could, or could reasonably be perceived to, materially interfere with the director’s ability to act in the best interests of the company

We may vote against directors serving on key committees that we do not consider to be independent.

When evaluating controlled companies, as defined by the U.S. stock exchanges, we will only vote against insiders or affiliates who sit on the audit committee, but not other key committees.

Oversight

We expect the board to exercise appropriate oversight over management and business activities of the company. We will consider voting against committee members and / or individual directors in the following circumstances:

•

Where the board has failed to exercise oversight with regard to accounting practices or audit oversight, we will consider voting against the current audit committee, and any other members of the board who may be responsible. For example, this may apply to members of the audit committee during a period when the board failed to facilitate quality, independent auditing if substantial accounting irregularities suggest insufficient oversight by that committee

•

Members of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers, and where we believe the compensation committee has not already substantially addressed this issue

•

The chair of the nominating / governance committee, or where no chair exists, the nominating / governance committee member with the longest tenure, where the board is not comprised of a majority of independent directors. However, this would not apply in the case of a controlled company

•	Where it appears the director has acted (at the company or at other companies) in a manner that compromises his / her reliability to represent the best long-term economic interests of shareholders

•

Where a director has a pattern of poor attendance at combined board and applicable key committee meetings. Excluding exigent circumstances, BlackRock generally considers attendance at less than 75% of the combined board and applicable key committee meetings by a board member to be poor attendance

•

Where a director serves on an excess number of boards, which may limit his / her capacity to focus on each board’s requirements. The following illustrates the maximum number of boards on which a director may serve, before he / she is considered to be over-committed:

	Public Company CEO	# Outside Public Boards *	Total # of Public Boards
Director A	✓	1	2
Director B		3	4

*	In addition to the company under review.

Responsiveness to shareholders

We expect a board to be engaged and responsive to its shareholders. Where we believe a board has not substantially addressed shareholder concerns, we may vote against the appropriate committees and / or individual directors. The following illustrates common circumstances:

•

The independent chair or lead independent director, members of the nominating / governance committee, and / or the longest tenured director(s), where we observe a lack of board responsiveness to shareholders, evidence of board entrenchment, and / or failure to promote adequate board succession planning

•

The chair of the nominating / governance committee, or where no chair exists, the nominating / governance committee member with the longest tenure, where board member(s) at the most recent election of directors have received withhold votes from more than 30% of shares voted and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BlackRock did not support the initial withhold vote

•

The independent chair or lead independent director and / or members of the nominating / governance committee, where a board fails to implement shareholder proposals that receive a majority of votes cast at a prior shareholder meeting, and the proposals, in our view, have a direct and substantial impact on shareholders’ fundamental rights or long-term economic interests

Shareholder rights

We expect a board to act with integrity and to uphold governance best practices. Where we believe a board has not acted in the best interests of its shareholders, we may vote against the appropriate committees and / or individual directors. The following illustrates common circumstances:

•	The independent chair or lead independent director and members of the governance committee, where a board implements or renews a poison pill without shareholder approval

•

The independent chair or lead independent director and members of the governance committee, where a board amends the charter / articles / bylaws such that the effect may be to entrench directors or to significantly reduce shareholder rights

•	Members of the compensation committee where the company has repriced options without shareholder approval

•

If a board maintains a classified structure, it is possible that the director(s) with whom we have a particular concern may not be subject to election in the year that the concern arises. In such situations, if we have a concern regarding a committee or committee chair that is not up for re-election, we will generally register our concern by withholding votes from all available members of the relevant committee

Board composition and effectiveness

We encourage boards to periodically renew their membership to ensure relevant skills and experience within the boardroom. To this end, regular performance reviews and skills assessments should be conducted by the nominating / governance committee.

Furthermore, we expect boards to be comprised of a diverse selection of individuals who bring their personal and professional experiences to bear in order to create a constructive debate of competing views and opinions in the boardroom. We recognize that diversity has multiple dimensions. In identifying potential candidates, boards should take into consideration the full breadth of diversity including personal factors, such as gender, ethnicity, and age; as well as professional characteristics, such as a director’s industry, area of expertise, and geographic location. In addition to other elements of diversity, we encourage companies to have at least two women directors on their board. Our publicly available commentary explains our approach to engaging on board diversity.

We encourage boards to disclose their views on:

•	The mix of competencies, experience, and other qualities required to effectively oversee and guide management in light of the stated long-term strategy of the company

•

The process by which candidates are identified and selected, including whether professional firms or other sources outside of incumbent directors’ networks have been engaged to identify and / or assess candidates

•	The process by which boards evaluate themselves and any significant outcomes of the evaluation process, without divulging inappropriate and / or sensitive details

•	The consideration given to board diversity, including, but not limited to, gender, ethnicity, race, age, experience, geographic location, skills, and perspective in the nomination process

While we support regular board refreshment, we are not opposed in principle to long-tenured directors, nor do we believe that long board tenure is necessarily an impediment to director independence. A variety of director tenures within the boardroom can be beneficial to ensure board quality and continuity of experience.

Our primary concern is that board members are able to contribute effectively as corporate strategy evolves and business conditions change, and that all directors, regardless of tenure, demonstrate appropriate responsiveness to shareholders. We acknowledge that no single person can be expected to bring all relevant skill sets to a board; at the same time, we generally do not believe it is necessary or appropriate to have any particular director on the board solely by virtue of a singular background or specific area of expertise.

Where boards find that age limits or term limits are the most efficient and objective mechanism for ensuring periodic board refreshment, we generally defer to the board’s determination in setting such limits.

To the extent that we believe that a company has not adequately accounted for diversity in its board composition within a reasonable timeframe, we may vote against the nominating / governance committee for an apparent lack of commitment to board effectiveness.

Board size

We typically defer to the board in setting the appropriate size and believe directors are generally in the best position to assess the optimal board size to ensure effectiveness. However, we may oppose boards that appear too small to allow for effective shareholder representation or too large to function efficiently.

CEO and management succession planning

There should be a robust CEO and senior management succession plan in place at the board level that is reviewed and updated on a regular basis. We expect succession planning to cover both long-term planning consistent with the strategic direction of the company and identified leadership needs over time, as well as short-term planning in the event of an unanticipated executive departure. We encourage the company to explain its executive succession planning process, including where accountability lies within the boardroom for this task, without prematurely divulging sensitive information commonly associated with this exercise.

Classified board of directors / staggered terms

We believe that directors should be re-elected annually and that classification of the board generally limits shareholders’ rights to regularly evaluate a board’s performance and select directors. While we will typically support proposals requesting board de-classification, we may make exceptions, should the board articulate an appropriate strategic rationale for a classified board structure, such as when a company needs consistency and stability during a time of transition, e.g. newly public companies or companies undergoing a strategic restructuring. A classified board structure may also be justified at non-operating companies in certain circumstances. We would, however, expect boards with a classified structure to periodically review the rationale for such structure and consider when annual elections might be appropriate.

Without a voting mechanism to immediately address concerns of a specific director, we may choose to vote against or withhold votes from the available slate of directors by default (see “Shareholder rights” for additional detail).

Contested director elections

The details of contested elections, or proxy contests, are assessed on a case-by-case basis. We evaluate a number of factors, which may include: the qualifications of the dissident and management candidates; the validity of the concerns identified by the dissident; the viability of both the dissident’s and management’s plans; the likelihood that the dissident’s solutions will produce the desired change; and whether the dissident represents the best option for enhancing long-term shareholder value.

Cumulative voting

We believe that a majority vote standard is in the best long-term interest of shareholders. It ensures director accountability via the requirement to be elected by more than half of the votes cast. As such, we will generally oppose proposals requesting the adoption of cumulative voting, which may disproportionately aggregate votes on certain issues or director candidates.

Director compensation and equity programs

We believe that compensation for directors should be structured to attract and retain the best possible directors, while also aligning their interests with those of shareholders. We believe director compensation packages that are based on the company’s long-term value creation and include some form of long-term equity compensation are more likely to meet this goal. In addition, we expect directors to build meaningful share ownership over time.

Majority vote requirements

BlackRock believes that directors should generally be elected by a majority of the shares voted and will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections. Majority voting standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. Some companies with a plurality voting standard have adopted a resignation policy for directors who do not receive support from at least a majority of votes cast. Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.

Risk oversight

Companies should have an established process for identifying, monitoring, and managing key risks. Independent directors should have ready access to relevant management information and outside advice, as appropriate, to ensure they can properly oversee risk management. We encourage companies to provide transparency around risk measurement, mitigation, and reporting to the board. We are particularly interested in understanding how risk oversight processes evolve in response to changes in corporate strategy and / or shifts in the business and related risk environment. Comprehensive disclosure provides investors with a sense of the company’s long-term operational risk management practices and, more broadly, the quality of the board’s oversight. In the absence of robust disclosures, we may reasonably conclude that companies are not adequately managing risk.

Separation of chairman and CEO

We believe that independent leadership is important in the boardroom. In the U.S. there are two commonly accepted structures for independent board leadership: 1) an independent chairman; or 2) a lead independent director when the roles of chairman and CEO are combined.

In the absence of a significant governance concern, we defer to boards to designate the most appropriate leadership structure to ensure adequate balance and independence.

In the event that the board chooses a combined chair / CEO model, we generally support the designation of a lead independent director if they have the power to: 1) provide formal input into board meeting agendas; 2) call meetings of the independent directors; and 3) preside at meetings of independent directors. Furthermore, while we anticipate that most directors will be elected annually, we believe an element of continuity is important for this role for an extended period of time to provide appropriate leadership balance to the chair / CEO.

The following table illustrates examples of responsibilities under each board leadership model:

	Combined Chair / CEO Model		Separate Chair Model
	Chair / CEO	Lead Director	Chair
Board Meetings	Authority to call full meetings of the board of directors	Attends full meetings of the board of directors Authority to call meetings of independent directors Briefs CEO on issues arising from executive sessions	Authority to call full meetings of the board of directors

Agenda	Primary responsibility for shaping board agendas, consulting with the lead director	Collaborates with chair / CEO to set board agenda and board information	Primary responsibility for shaping board agendas, in conjunction with CEO

Board Communications	Communicates with all directors on key issues and concerns outside of full board meetings	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning

Auditors and audit-related issues

BlackRock recognizes the critical importance of financial statements to provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on boards of directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company, and may withhold votes from the audit committee members where the board has failed to facilitate quality, independent auditing. We look to the audit committee report for insight into the scope of the audit committee responsibilities, including an overview of audit committee processes, issues on the audit committee agenda, and key decisions taken by the audit committee. We take particular note of cases involving significant financial restatements or material weakness disclosures, and we expect timely disclosure and remediation of accounting irregularities.

The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice that protect the interests of shareholders, we may also vote against ratification.

From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.

Capital structure proposals

Equal voting rights

BlackRock believes that shareholders should be entitled to voting rights in proportion to their economic interests. We believe that companies that look to add or already have dual or multiple class share structures should review these structures on a regular basis or as company circumstances change. Companies should receive shareholder approval of their capital structure on a periodic basis via a management proposal on the company’s proxy. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders.

Blank check preferred stock

We frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and as a possible entrenchment device. We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote.

Nonetheless, we may support the proposal where the company:

•	Appears to have a legitimate financing motive for requesting blank check authority

•	Has committed publicly that blank check preferred shares will not be used for anti-takeover purposes

•	Has a history of using blank check preferred stock for financings

•	Has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility

Increase in authorized common shares

BlackRock considers industry-specific norms in our analysis of these proposals, as well as a company’s history with respect to the use of its common shares. Generally, we are predisposed to support a company if the board believes additional common shares are necessary to carry out the firm’s business. The most substantial concern we might have with an increase is the possibility of use of common shares to fund a poison pill plan that is not in the economic interests of shareholders.

Increase or issuance of preferred stock

We generally support proposals to increase or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock where the terms of the preferred stock appear reasonable.

Stock splits

We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse stock splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g. one class is reduced while others remain at pre-split levels). In the event of a proposal for a reverse split that would not also proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.

Mergers, asset sales, and other special transactions

BlackRock’s primary concern is the best long-term economic interests of shareholders. While merger, asset sales, and other special transaction proposals vary widely in scope and substance, we closely examine certain salient features in our analyses, such as:

•

The degree to which the proposed transaction represents a premium to the company’s trading price. We consider the share price over multiple time periods prior to the date of the merger announcement. In most cases, business combinations should provide a premium. We may consider comparable transaction analyses provided by the parties’ financial advisors and our own valuation assessments. For companies facing insolvency or bankruptcy, a premium may not apply

•	There should be clear strategic, operational, and / or financial rationale for the combination

•

Unanimous board approval and arm’s-length negotiations are preferred. We will consider whether the transaction involves a dissenting board or does not appear to be the result of an arm’s-length bidding process. We may also consider whether executive and / or board members’ financial interests in a given transaction appear likely to affect their ability to place shareholders’ interests before their own

•	We prefer transaction proposals that include the fairness opinion of a reputable financial advisor assessing the value of the transaction to shareholders in comparison to recent similar transactions

Poison pill plans

Where a poison pill is put to a shareholder vote by management, our policy is to examine these plans individually. Although we oppose most plans, we may support plans that include a reasonable “qualifying offer clause.” Such clauses typically require shareholder ratification of the pill and stipulate a sunset provision whereby the pill expires unless it is renewed. These clauses also tend to specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote, or the board to seek the written consent of shareholders where shareholders could rescind the pill at their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders.

We generally vote in favor of shareholder proposals to rescind poison pills.

Reimbursement of expenses for successful shareholder campaigns

We generally do not support shareholder proposals seeking the reimbursement of proxy contest expenses, even in situations where we support the shareholder campaign. We believe that introducing the possibility of such reimbursement may incentivize disruptive and unnecessary shareholder campaigns.

Executive Compensation

We note that there are both management and shareholder proposals related to executive compensation. We generally vote on these proposals as described below, except that we typically oppose shareholder proposals on issues where the company already has a reasonable policy in place that we believe is sufficient to address the issue. We may also oppose a shareholder proposal regarding executive compensation if the company’s history suggests that the issue raised is not likely to present a problem for that company.

Advisory resolutions on executive compensation (“Say on Pay”)

In cases where there is a Say on Pay vote, BlackRock will respond to the proposal as informed by our evaluation of compensation practices at that particular company and in a manner that appropriately addresses the specific question posed to shareholders. In a commentary on our website, entitled “BlackRock Investment Stewardship’s approach to executive compensation,” we explain our beliefs and expectations related to executive compensation practices, our Say on Pay analysis framework, and our typical approach to engagement and voting on Say on Pay.

Advisory votes on the frequency of Say on Pay resolutions

BlackRock will generally support triennial pay frequency votes, but we defer to the board to determine the appropriate timeframe upon which pay should be reviewed. In evaluating pay, we believe that the compensation committee is responsible for constructing a plan that appropriately incentivizes executives for long-term value creation, utilizing relevant metrics and structure to ensure overall pay and performance alignment. In a similar vein, we defer to the board to establish the most appropriate timeframe for review of pay structure, absent a change in strategy that would suggest otherwise.

However, we may support an annual pay frequency vote in some situations, for example, where we conclude that a company has failed to align pay with performance. In these circumstances, we will also consider voting against the compensation committee members.

Claw back proposals

We generally favor recoupment from any senior executive whose compensation was based on faulty financial reporting or deceptive business practices. In addition to fraudulent acts, we also favor recoupment from any senior executive whose behavior caused direct financial harm to shareholders, reputational risk to the company, or resulted in a criminal investigation, even if such actions did not ultimately result in a material restatement of past results. This includes, but is not limited to, settlement agreements arising from such behavior and paid for directly by the company. We typically support shareholder proposals on these matters unless the company already has a robust claw back policy that sufficiently addresses our concerns.

Employee stock purchase plans

We believe these plans can provide performance incentives and help align employees’ interests with those of shareholders. The most common form of employee stock purchase plan (“ESPP”) qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. We will typically support qualified ESPP proposals.

Equity compensation plans

BlackRock supports equity plans that align the economic interests of directors, managers, and other employees with those of shareholders. We believe that boards should establish policies prohibiting the use of equity awards in a manner that could disrupt the intended alignment with shareholder interests (e.g. the use of stock as collateral for a loan; the use of stock in a margin account; the use of stock [or an unvested award] in hedging or derivative transactions). We may support shareholder proposals requesting the establishment of such policies.

Our evaluation of equity compensation plans is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions, which allow for the unlimited increase of shares reserved without requiring further shareholder approval after a reasonable time period. We also generally oppose plans that allow for repricing without shareholder approval. We may also oppose plans that provide for the acceleration of vesting of equity awards even in situations where an actual change of control may not occur. We encourage companies to structure their change of control provisions to require the termination of the covered employee before acceleration or special payments are triggered.

Golden parachutes

We generally view golden parachutes as encouragement to management to consider transactions that might be beneficial to shareholders. However, a large potential pay-out under a golden parachute arrangement also presents the risk of motivating a management team to support a sub-optimal sale price for a company.

When determining whether to support or oppose an advisory vote on a golden parachute plan, we normally support the plan unless it appears to result in payments that are excessive or detrimental to shareholders. In evaluating golden parachute plans, BlackRock may consider several factors, including:

•	Whether we believe that the triggering event is in the best interest of shareholders

•	Whether management attempted to maximize shareholder value in the triggering event

•	The percentage of total premium or transaction value that will be transferred to the management team, rather than shareholders, as a result of the golden parachute payment

•	Whether excessively large excise tax gross-up payments are part of the pay-out

•	Whether the pay package that serves as the basis for calculating the golden parachute payment was reasonable in light of performance and peers

•	Whether the golden parachute payment will have the effect of rewarding a management team that has failed to effectively manage the company

It may be difficult to anticipate the results of a plan until after it has been triggered; as a result, BlackRock may vote against a golden parachute proposal even if the golden parachute plan under review was approved by shareholders when it was implemented.

We may support shareholder proposals requesting that implementation of such arrangements require shareholder approval. We generally support proposals requiring shareholder approval of plans that exceed 2.99 times an executive’s current salary and bonus, including equity compensation.

Option exchanges

We believe that there may be legitimate instances where underwater options create an overhang on a company’s capital structure and a repricing or option exchange may be warranted. We will evaluate these instances on a case-by-case basis. BlackRock may support a request to reprice or exchange underwater options under the following circumstances:

•	The company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance

•	Directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; tax, accounting, and other technical considerations have been fully contemplated

•	There is clear evidence that absent repricing, the company will suffer serious employee incentive or retention and recruiting problems

BlackRock may also support a request to exchange underwater options in other circumstances, if we determine that the exchange is in the best interest of shareholders.

Pay-for-Performance plans

In order for executive compensation exceeding $1 million USD to qualify for federal tax deductions, related to Section 162(m) of the Internal Revenue Code of 1986, the Omnibus Budget Reconciliation Act (“OBRA”) requires companies to link compensation for the company’s top five executives to disclosed performance goals and submit the plans for shareholder approval. The law further requires that a compensation committee comprised solely of outside directors administer these plans. Because the primary objective of these proposals is to preserve the deductibility of such compensation, we generally favor approval in order to preserve net income.

Supplemental executive retirement plans

BlackRock may support shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (“SERP”) agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Environmental and social issues

Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf. It is within this context that we undertake our corporate governance activities. We believe that well-managed companies will deal effectively with the material environmental and social (“E&S”) factors relevant to their businesses. Robust disclosure is essential for investors to effectively gauge companies’ business practices and planning related to E&S risks and opportunities.

BlackRock expects companies to issue reports aligned with the recommendations of the Task Force on Climate-related Financial Disclosures (TCFD) and the standards put forward by the Sustainability Accounting Standards Board (SASB). We view the SASB and TCFD frameworks as complementary in achieving the goal of disclosing more financially material information, particularly as it relates to industry-specific metrics and target setting. TCFD’s recommendations provide an overarching framework for disclosure on the business implications of climate change, and potentially other E&S factors. We find SASB’s industry-specific guidance (as identified in its materiality map) beneficial in helping companies identify and discuss their governance, risk assessments, and performance against these key performance indicators (KPIs). Any global standards adopted, peer group benchmarking undertaken, and verification process in place should also be disclosed and discussed in this context.

BlackRock has been engaging with companies for several years on disclosure of material E&S factors. Given the increased understanding of sustainability risks and opportunities, and the need for better information to assess them, we specifically ask companies to:

1)

Publish disclosures in line with industry specific SASB guidelines by year-end, if they have not already done so, or disclose a similar set of data in a way that is relevant to their particular business; and

2)

Disclose climate-related risks in line with the TCFD’s recommendations, if they have not already done so. This should include the company’s plan for operating under a scenario where the Paris Agreement’s goal of limiting global warming to less than two degrees is fully realized, as expressed by the TCFD guidelines.

See our commentary on our approach to engagement on TCFD and SASB aligned reporting for greater detail of our expectations.

We will use these disclosures and our engagements to ascertain whether companies are properly managing and overseeing these risks within their business and adequately planning for the future. In the absence of robust disclosures, investors, including BlackRock, will increasingly conclude that companies are not adequately managing risk.

We believe that when a company is not effectively addressing a material issue, its directors should be held accountable. We will generally engage directly with the board or management of a company when we identify issues. We may vote against the election of directors where we have concerns that a company might not be dealing with E&S factors appropriately. Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of material E&S factors. In deciding our course of action, we will assess the nature of our engagement with the company on the issue over time, including whether:

•	The company has already taken sufficient steps to address the concern

•	The company is in the process of actively implementing a response

•	There is a clear and material economic disadvantage to the company in the near-term if the issue is not addressed in the manner requested by the shareholder proposal

We do not see it as our role to make social, ethical, or political judgments on behalf of clients, but rather, to protect their long-term economic interests as shareholders. We expect investee companies to comply, at a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where such laws or regulations are contradictory or ambiguous.

Climate risk

Within the framework laid out above, as well as our guidance on “How BlackRock Investment Stewardship engages on climate risk,” we believe that climate presents significant investment risks and opportunities that may impact the long-term financial sustainability of companies. We believe that the reporting frameworks developed by TCFD and SASB provide useful guidance to companies on identifying, managing, and reporting on climate-related risks and opportunities.

We expect companies to help their investors understand how the company may be impacted by climate risk, in the context of its ability to realize a long-term strategy and generate value over time. We expect companies to convey their governance around this issue through their corporate disclosures aligned with TCFD and SASB. For companies in sectors that are significantly exposed to climate-related risk, we expect the whole board to have demonstrable fluency in how climate risk affects the business and how management approaches assessing, adapting to, and mitigating that risk.

Where a company receives a shareholder proposal related to climate risk, in addition to the factors laid out above, our assessment will take into account the robustness of the company’s existing disclosures as well as our understanding of its management of the issues as revealed through our engagements with the company and board members over time. In certain instances, we may disagree with the details of a climate-related shareholder proposal but agree that the company in question has not made sufficient progress on climate-related disclosures. In these instances, we may not support the proposal, but may vote against the election of relevant directors.

Corporate political activities

Companies may engage in certain political activities, within legal and regulatory limits, in order to influence public policy consistent with the companies’ values and strategies, and thus serve shareholders’ best long-term economic interests. These activities can create risks, including: the potential for allegations of corruption; the potential for reputational issues associated with a candidate, party, or issue; and risks that arise from the complex legal, regulatory, and compliance considerations associated with corporate political activity. We believe that companies which choose to engage in political activities should develop and maintain robust processes to guide these activities and to mitigate risks, including a level of board oversight.

When presented with shareholder proposals requesting increased disclosure on corporate political activities, we may consider the political activities of that company and its peers, the existing level of disclosure, and our view regarding the associated risks. We generally believe that it is the duty of boards and management to determine the appropriate level of disclosure of all types of corporate activity, and we are generally not supportive of proposals that are overly prescriptive in nature. We may decide to support a shareholder proposal requesting additional reporting of corporate political activities where there seems to be either a significant potential threat or actual harm to shareholders’ interests, and where we believe the company has not already provided shareholders with sufficient information to assess the company’s management of the risk.

Finally, we believe that it is not the role of shareholders to suggest or approve corporate political activities; therefore we generally do not support proposals requesting a shareholder vote on political activities or expenditures.

General corporate governance matters

Adjourn meeting to solicit additional votes

We generally support such proposals unless the agenda contains items that we judge to be detrimental to shareholders’ best long-term economic interests.

Bundled proposals

We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BlackRock may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders.

Exclusive forum provisions

BlackRock generally supports proposals to seek exclusive forum for certain shareholder litigation. In cases where a board unilaterally adopts exclusive forum provisions that we consider unfavorable to the interests of shareholders, we will vote against the independent chair or lead independent director and members of the governance committee.

Multi-jurisdictional companies

Where a company is listed on multiple exchanges or incorporated in a country different from its primary listing, we will seek to apply the most relevant market guideline(s) to our analysis of the company’s governance structure and specific proposals on the shareholder meeting agenda. In doing so, we typically consider the governance standards of the company’s primary listing, the market standards by which the company governs itself, and the market context of each specific proposal on the agenda. If the relevant standards are silent on the issue under consideration, we will use our professional judgment as to what voting outcome would best protect the long-term economic interests of investors. We expect that companies will disclose the rationale for their selection of primary listing, country of incorporation, and choice of governance structures, in particular where there is conflict between relevant market governance practices.

Other business

We oppose giving companies our proxy to vote on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.

Reincorporation

Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti- takeover protections, legal advantages, and / or cost savings. We will evaluate, on a case-by-case basis, the economic and strategic rationale behind the company’s proposal to reincorporate. In all instances, we will evaluate the changes to shareholder protection under the new charter / articles / bylaws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we may support reincorporation if we determine that the overall benefits outweigh the diminished rights.

IPO governance

We expect boards to consider and disclose how the corporate governance structures adopted upon initial public offering (“IPO”) are in shareholders’ best long-term interests. We also expect boards to conduct a regular review of corporate governance and control structures, such that boards might evolve foundational corporate governance structures as company circumstances change, without undue costs and disruption to shareholders. In our letter on unequal voting structures, we articulate our view that “one vote for one share” is the preferred structure for publicly-traded companies. We also recognize the potential benefits of dual class shares to newly public companies as they establish themselves; however, we believe that these structures should have a specific and limited duration. We will generally engage new companies on topics such as classified boards and supermajority vote provisions to amend bylaws, as we believe that such arrangements may not be in the best interest of shareholders in the long-term.

We will typically apply a one-year grace period for the application of certain director-related guidelines (including, but not limited to, director independence and over-boarding considerations), during which we expect boards to take steps to bring corporate governance standards in line with our expectations.

Further, if a company qualifies as an emerging growth company (an “EGC”) under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), we will give consideration to the NYSE and NASDAQ governance exemptions granted under the JOBS Act for the duration such a company is categorized as an EGC. We expect an EGC to have a totally independent audit committee by the first anniversary of its IPO, with our standard approach to voting on auditors and audit-related issues applicable in full for an EGC on the first anniversary of its IPO.

Shareholder Protections

Amendment to charter / articles / bylaws

We believe that shareholders should have the right to vote on key corporate governance matters, including on changes to governance mechanisms and amendments to the charter / articles / bylaws. We may vote against certain directors where changes to governing documents are not put to a shareholder vote within a reasonable period of time, in particular if those changes have the potential to impact shareholder rights (see “Director elections” herein). In cases where a board’s unilateral adoption of changes to the charter / articles / bylaws promotes cost and operational efficiency benefits for the company and its shareholders, we may support such action if it does not have a negative effect on shareholder rights or the company’s corporate governance structure.

When voting on a management or shareholder proposal to make changes to the charter / articles / bylaws, we will consider in part the company’s and / or proponent’s publicly stated rationale for the changes, the company’s governance profile and history, relevant jurisdictional laws, and situational or contextual circumstances which may have motivated the proposed changes, among other factors. We will typically support changes to the charter / articles / bylaws where the benefits to shareholders, including the costs of failing to make those changes, demonstrably outweigh the costs or risks of making such changes.

Proxy access

We believe that long-term shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate directors on the company’s proxy card.

In our view, securing the right of shareholders to nominate directors without engaging in a control contest can enhance shareholders’ ability to meaningfully participate in the director election process, stimulate board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking. Proxy access mechanisms should provide shareholders with a reasonable opportunity to use this right without stipulating overly restrictive or onerous parameters for use, and also provide assurances that the mechanism will not be subject to abuse by short-term investors, investors without a substantial investment in the company, or investors seeking to take control of the board.

In general, we support market-standardized proxy access proposals, which allow a shareholder (or group of up to 20 shareholders) holding three percent of a company’s outstanding shares for at least three years the right to nominate the greater of up to two directors or 20% of the board. Where a standardized proxy access provision exists, we will generally oppose shareholder proposals requesting outlier thresholds.

Right to act by written consent

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to solicit votes by written consent provided that: 1) there are reasonable requirements to initiate the consent solicitation process (in order to avoid the waste of corporate resources in addressing narrowly supported interests); and 2) shareholders receive a minimum of 50% of outstanding shares to effectuate the action by written consent. We may oppose shareholder proposals requesting the right to act by written consent in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others, or if the proposal is written to discourage the board from incorporating appropriate mechanisms to avoid the waste of corporate resources when establishing a right to act by written consent. Additionally, we may oppose shareholder proposals requesting the right to act by written consent if the company already provides a shareholder right to call a special meeting that we believe offers shareholders a reasonable opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting.

Right to call a special meeting

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to call a special meeting in cases where a reasonably high proportion of shareholders (typically a minimum of 15% but no higher than 25%) are required to agree to such a meeting before it is called, in order to avoid the waste of corporate resources in addressing narrowly supported interests. However, we may oppose this right in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others. We generally believe that a right to act via written consent is not a sufficient alternative to the right to call a special meeting.

Simple majority voting

We generally favor a simple majority voting requirement to pass proposals. Therefore, we will support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders’ ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of public shareholder interests and we may support supermajority requirements in those situations.

ClearBridge Investments, LLC

Proxy Voting Policies and Procedures

I.	TYPES OF ACCOUNTS FOR WHICH CLEARBRIDGE VOTES PROXIES

ClearBridge votes proxies for each client that has specifically authorized us to vote them in the investment management contract or otherwise and votes proxies for each ERISA account unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees or other named fiduciary. These policies and procedures are intended to fulfill applicable requirements imposed on ClearBridge by the Investment Advisers Act of 1940, as amended, the Investment Company Act of 1940, as amended, and the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations adopted under these laws.

II.	GENERAL GUIDELINES

In voting proxies, we are guided by general fiduciary principles. Our goal is to act prudently, solely in the best interest of the beneficial owners of the accounts we manage and, in the case of ERISA accounts, for the exclusive purpose of providing economic benefits to such persons. We attempt to provide for the consideration of all factors that could affect the value of the investment and will vote proxies in the manner that we believe will be consistent with efforts to maximize shareholder values.

III.	HOW CLEARBRIDGE VOTES

Section V of these policies and procedures sets forth certain stated positions. In the case of a proxy issue for which there is a stated position, we generally vote in accordance with the stated position. In the case of a proxy issue for which there is a list of factors set forth in Section V that we consider in voting on such issue, we consider those factors and vote on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that we consider in voting on such issue, we vote on a case-by-case basis in accordance with the general principles set forth above. We may utilize an external service provider to provide us with information and/or a recommendation with regard to proxy votes but we are not required to follow any such recommendations. The use of an external service provider does not relieve us of our responsibility for the proxy vote.

For routine matters, we usually vote according to our policy or the external service provider’s recommendation, although we are not obligated to do so and an individual portfolio manager may vote contrary to our policy or the recommendation of the external service provider. If a matter is non-routine, e.g., management’s recommendation is different than that of the external service provider and ClearBridge is a significant holder or it is a significant holding for ClearBridge, the issues will be highlighted to the appropriate investment teams and their views solicited by members of the Proxy Committee. Different investment teams may vote differently on the same issue, depending upon their assessment of clients’ best interests.

ClearBridge’s proxy voting process is overseen and coordinated by its Proxy Committee.

IV.	CONFLICTS OF INTEREST

In furtherance of ClearBridge’s goal to vote proxies in the best interests of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients.

A.	Procedures for Identifying Conflicts of Interest

ClearBridge relies on the following to seek to identify conflicts of interest with respect to proxy voting:

1.

ClearBridge’s employees are periodically reminded of their obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships or personal or business relationships relating to another Legg Mason business unit, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s General Counsel/Chief Compliance Officer.

2.

ClearBridge’s finance area maintains and provides to ClearBridge Compliance and proxy voting personnel an up- to-date list of all client relationships that have historically accounted for or are projected to account for greater than 1% of ClearBridge’s net revenues.

3.

As a general matter, ClearBridge takes the position that relationships between a non- ClearBridge Legg Mason unit and an issuer (e.g., investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer because ClearBridge operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between ClearBridge and certain other Legg Mason business units. As noted above, ClearBridge employees are under an obligation to bring such conflicts of interest, including conflicts of interest which may arise because of an attempt by another Legg Mason business unit or non-ClearBridge Legg Mason officer or employee to influence proxy voting by ClearBridge to the attention of ClearBridge Compliance.

4.

A list of issuers with respect to which ClearBridge has a potential conflict of interest in voting proxies on behalf of client accounts will be maintained by ClearBridge proxy voting personnel. ClearBridge will not vote proxies relating to such issuers until it has been determined that the conflict of interest is not material or a method for resolving the conflict of interest has been agreed upon and implemented, as described in Section IV below.

B.	Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

1.

ClearBridge maintains a Proxy Committee which, among other things, reviews and addresses conflicts of interest brought to its attention. The Proxy Committee is comprised of such ClearBridge personnel (and others, at ClearBridge’s request), as are designated from time to time. The current members of the Proxy Committee are set forth in the Proxy Committee’s Terms of Reference.

2.

All conflicts of interest identified pursuant to the procedures outlined in Section IV. A. must be brought to the attention of the Proxy Committee for resolution. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party generally is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge’s position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

3.

The Proxy Committee will determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Proxy Committee will be maintained.

4.	If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

5.

If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee will determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

•	disclosing the conflict to clients and obtaining their consent before voting;

•	suggesting to clients that they engage another party to vote the proxy on their behalf;

•	in the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

•	such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*

A written record of the method used to resolve a material conflict of interest shall be maintained.

*

Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Committee may resolve such conflict of interest by satisfying itself that ClearBridge’s proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.

C.	Third Party Proxy Voting Firm—Conflicts of Interest

With respect to a third party proxy voting firm described herein, the Proxy Committee will periodically review and assess such firm’s policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.

V.	VOTING POLICY

These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account holding the shares being voted. There may be occasions when different investment teams vote differently on the same issue. A ClearBridge investment team (e.g., ClearBridge’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Proxy Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

A.	Election of Directors

1.	Voting on Director Nominees in Uncontested Elections.

a.	We withhold our vote from a director nominee who:

•	attended less than 75 percent of the company’s board and committee meetings without a valid excuse (illness, service to the nation/local government, work on behalf of the company);

•	were members of the company’s board when such board failed to act on a shareholder proposal that received approval of a majority of shares cast for the previous two consecutive years;

•	received more than 50 percent withheld votes of the shares cast at the previous board election, and the company has failed to address the issue as to why;

•

is an insider where: (1) such person serves on any of the audit, compensation or nominating committees of the company’s board, (2) the company’s board performs the functions typically performed by a company’s audit, compensation and nominating committees, or (3) the full board is less than a majority independent (unless the director nominee is also the company CEO, in which case we will vote FOR);

•	is a member of the company’s audit committee, when excessive non-audit fees were paid to the auditor, or there are chronic control issues and an absence of established effective control mechanisms.

b.	We vote for all other director nominees.

2.	Chairman and CEO is the Same Person.

We vote on a case-by-case basis on shareholder proposals that would require the positions of the Chairman and CEO to be held by different persons. We would generally vote FOR such a proposal unless there are compelling reasons to vote against the proposal, including:

•	Designation of a lead director

•	Majority of independent directors (supermajority)

•	All independent key committees

•	Size of the company (based on market capitalization)

•	Established governance guidelines

•	Company performance

3.	Majority of Independent Directors

a.

We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. Generally that would require that the director have no connection to the company other than the board seat. In determining whether an independent director is truly independent (e.g. when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following: whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year; whether the director has any transactional relationship with the company; whether the director is a significant customer or supplier of the company; whether the director is employed by a foundation or university that received significant grants or endowments from the company or its affiliates; and whether there are interlocking directorships.

b.	We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

4.	Stock Ownership Requirements

We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

5.	Term of Office

We vote against shareholder proposals to limit the tenure of independent directors.

6.	Director and Officer Indemnification and Liability Protection

a.	Subject to subparagraphs 2, 3, and 4 below, we vote for proposals concerning director and officer indemnification and liability protection.

b.	We vote for proposals to limit and against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

c.

We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

d.

We vote for only those proposals that provide such expanded coverage noted in subparagraph 3 above in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) if only the director’s legal expenses would be covered.

7.	Director Qualifications

a.

We vote case-by-case on proposals that establish or amend director qualifications. Considerations include how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

b.	We vote against shareholder proposals requiring two candidates per board seat.

B.	Proxy Contests

1.	Voting for Director Nominees in Contested Elections

We vote on a case-by-case basis in contested elections of directors. Considerations include: chronology of events leading up to the proxy contest; qualifications of director nominees (incumbents and dissidents); for incumbents, whether the board is comprised of a majority of outside directors; whether key committees (i.e.: nominating, audit, compensation) comprise solely of independent outsiders; discussion with the respective portfolio manager(s).

2.	Reimburse Proxy Solicitation Expenses

We vote on a case-by-case basis on proposals to provide full reimbursement for dissidents waging a proxy contest. Considerations include: identity of persons who will pay solicitation expenses; cost of solicitation; percentage that will be paid to proxy solicitation firms.

C.	Auditors

1.	Ratifying Auditors

We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct. Specifically, we will vote to ratify auditors if the auditors only provide the company audit services and such other audit-related and non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.

2.	Financial Statements and Director and Auditor Reports

We generally vote for management proposals seeking approval of financial accounts and reports and the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors or directors.

3.	Remuneration of Auditors

We vote for proposals to authorize the board or an audit committee of the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

4.	Indemnification of Auditors

We vote against proposals to indemnify auditors.

D.	Proxy Contest Defenses

1.	Board Structure: Staggered vs. Annual Elections

a.	We vote against proposals to classify the board.

b.	We vote for proposals to repeal classified boards and to elect all directors annually.

2.	Shareholder Ability to Remove Directors

a.	We vote against proposals that provide that directors may be removed only for cause.

b.	We vote for proposals to restore shareholder ability to remove directors with or without cause.

c.	We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

d.	We vote for proposals that permit shareholders to elect directors to fill board vacancies.

3.	Cumulative Voting

a.	If plurality voting is in place for uncontested director elections, we vote for proposals to permit or restore cumulative voting.

b.	If majority voting is in place for uncontested director elections, we vote against cumulative voting.

c.

If plurality voting is in place for uncontested director elections, and proposals to adopt both cumulative voting and majority voting are on the same slate, we vote for majority voting and against cumulative voting.

4.	Majority Voting

We vote for non-binding and/or binding resolutions requesting that the board amend a company’s by-laws to stipulate that directors need to be elected with an affirmative majority of the votes cast, provided that it does not conflict with the state law where the company is incorporated. In addition, all resolutions need to provide for a carve-out for a plurality vote standard when there are more nominees than board seats (i.e. contested election). In addition, ClearBridge strongly encourages companies to adopt a post-election director resignation policy setting guidelines for the company to follow to promptly address situations involving holdover directors.

5.	Shareholder Ability to Call Special Meetings

a.	We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

b.

We vote for proposals that provide shareholders with the ability to call special meetings, taking into account a minimum ownership threshold of 10 percent (and investor ownership structure, depending on bylaws).

6.	Shareholder Ability to Act by Written Consent

a.	We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

b.	We vote for proposals to allow or make easier shareholder action by written consent.

7.	Shareholder Ability to Alter the Size of the Board

a.	We vote for proposals that seek to fix the size of the board.

b.	We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

8.	Advance Notice Proposals

We vote on advance notice proposals on a case-by-case basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

9.	Amendment of By-Laws

a.	We vote against proposals giving the board exclusive authority to amend the by-laws.

b.	We vote for proposals giving the board the ability to amend the by-laws in addition to shareholders.

10.	Article Amendments (not otherwise covered by ClearBridge Proxy Voting Policies and Procedures).

We review on a case-by-case basis all proposals seeking amendments to the articles of association.

We vote for article amendments if:

•	shareholder rights are protected;

•	there is negligible or positive impact on shareholder value;

•	management provides adequate reasons for the amendments; and

•	the company is required to do so by law (if applicable).

E.	Tender Offer Defenses

1.	Poison Pills

a.	We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

b.

We vote on a case-by-case basis on shareholder proposals to redeem a company’s poison pill. Considerations include: when the plan was originally adopted; financial condition of the company; terms of the poison pill.

c.

We vote on a case-by-case basis on management proposals to ratify a poison pill. Considerations include: sunset provision—poison pill is submitted to shareholders for ratification or rejection every 2 to 3 years; shareholder redemption feature -10% of the shares may call a special meeting or seek a written consent to vote on rescinding the rights plan.

2.	Fair Price Provisions

a.	We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

b.	We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

3.	Greenmail

a.	We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

b.	We vote on a case-by-case basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

4.	Unequal Voting Rights

a.	We vote against dual class exchange offers.

b.	We vote against dual class re-capitalization.

5.	Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

a.	We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

b.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

6.	Supermajority Shareholder Vote Requirement to Approve Mergers

a.	We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

b.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

7.	White Squire Placements

We vote for shareholder proposals to require approval of blank check preferred stock issues.

F.	Miscellaneous Governance Provisions

1.	Confidential Voting

a.

We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

b.	We vote for management proposals to adopt confidential voting subject to the proviso for contested elections set forth in sub-paragraph A.1 above.

2.	Equal Access

We vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

3.	Bundled Proposals

We vote on a case-by-case basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals. If the combined effect is positive, we support such proposals.

4.	Shareholder Advisory Committees

We vote on a case-by-case basis on proposals to establish a shareholder advisory committee. Considerations include: rationale and cost to the firm to form such a committee. We generally vote against such proposals if the board and key nominating committees are comprised solely of independent/outside directors.

5.	Other Business

We vote for proposals that seek to bring forth other business matters.

6.	Adjourn Meeting

We vote on a case-by-case basis on proposals that seek to adjourn a shareholder meeting in order to solicit additional votes.

7.	Lack of Information

We vote against proposals if a company fails to provide shareholders with adequate information upon which to base their voting decision.

G.	Capital Structure

1.	Common Stock Authorization

a.	We vote on a case-by-case basis on proposals to increase the number of shares of common stock authorized for issue, except as described in paragraph 2 below.

b.	Subject to paragraph 3, below we vote for the approval requesting increases in authorized shares if the company meets certain criteria:

•	Company has already issued a certain percentage (i.e. greater than 50%) of the company’s allotment.

•	The proposed increase is reasonable (i.e. less than 150% of current inventory) based on an analysis of the company’s historical stock management or future growth outlook of the company.

c.	We vote on a case-by-case basis, based on the input of affected portfolio managers, if holding is greater than 1% of an account.

2.	Stock Distributions: Splits and Dividends

We vote on a case-by-case basis on management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

3.	Reverse Stock Splits

We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

4.	Blank Check Preferred Stock

a.	We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.

b.	We vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

c.

We vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

d.	We vote for proposals requiring a shareholder vote for blank check preferred stock issues.

5.	Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock.

6.	Preemptive Rights

a.	We vote on a case-by-case basis for shareholder proposals seeking to establish them and consider the following factors:

•	Size of the Company.

•	Characteristics of the size of the holding (holder owning more than 1% of the outstanding shares).

•	Percentage of the rights offering (rule of thumb less than 5%).

b.	We vote on a case-by-case basis for shareholder proposals seeking the elimination of pre- emptive rights.

7.	Debt Restructuring

We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Generally, we approve proposals that facilitate debt restructuring.

8.	Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

9.	Dual-Class Stock

We vote for proposals to create a new class of nonvoting or sub voting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder

10.	Issue Stock for Use with Rights Plan

We vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

11.	Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable. We vote for debt issuances for companies when the gearing level is between zero and 100 percent. We view on a case-by-case basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent. Any proposed debt issuance is compared to industry and market standards.

12.	Financing Plans

We generally vote for the adopting of financing plans if we believe they are in the best economic interests of shareholders.

H.	Executive and Director Compensation

In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

1.	OBRA-Related Compensation Proposals

a.	Amendments that Place a Cap on Annual Grant or Amend Administrative Features

We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of

Section 162(m) of the Internal Revenue Code.

b.	Amendments to Added Performance-Based Goals

We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

c.	Amendments to Increase Shares and Retain Tax Deductions Under OBRA

We vote for amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) the Internal Revenue Code.

d.	Approval of Cash or Cash-and-Stock Bonus Plans

We vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of the Internal Revenue Code.

2.	Expensing of Options

We vote for proposals to expense stock options on financial statements.

3.	Index Stock Options

We vote on a case by case basis with respect to proposals seeking to index stock options. Considerations include whether the issuer expenses stock options on its financial statements and whether the issuer’s compensation committee is comprised solely of independent directors.

4.	Shareholder Proposals to Limit Executive and Director Pay

a.	We vote on a case-by-case basis on all shareholder proposals that seek additional disclosure of executive and director pay information. Considerations include: cost and form of disclosure. We vote for such proposals if additional disclosure is relevant to shareholder’s needs and would not put the company at a competitive disadvantage relative to its industry.

b.	We vote on a case-by-case basis on all other shareholder proposals that seek to limit executive and director pay.

We have a policy of voting to reasonably limit the level of options and other equity-based compensation arrangements available to management to reasonably limit shareholder dilution and management compensation. For options and equity-based compensation arrangements, we vote FOR proposals or amendments that would result in the available awards being less than 10% of fully diluted outstanding shares (i.e. if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans is less than 10% of fully diluted shares). In the event the available awards exceed the 10% threshold, we would also consider the % relative to the common practice of its specific industry (e.g. technology firms). Other considerations would include, without limitation, the following:

•	Compensation committee comprised of independent outside directors

•	Maximum award limits

•	Repricing without shareholder approval prohibited

•	3-year average burn rate for company

•	Plan administrator has authority to accelerate the vesting of awards

•	Shares under the plan subject to performance criteria

5.	Golden Parachutes

a.	We vote for shareholder proposals to have golden parachutes submitted for shareholder ratification.

b.

We vote on a case-by-case basis on all proposals to ratify or cancel golden parachutes. Considerations include: the amount should not exceed 3 times average base salary plus guaranteed benefits; golden parachute should be less attractive than an ongoing employment opportunity with the firm.

6.	Golden Coffins

a.

We vote for shareholder proposals that request a company not to make any death benefit payments to senior executives’ estates or beneficiaries, or pay premiums in respect to any life insurance policy covering a senior executive’s life (“golden coffin”). We carve out benefits provided under a plan, policy or arrangement applicable to a broader group of employees, such as offering group universal life insurance.

b.

We vote for shareholder proposals that request shareholder approval of survivor benefits for future agreements that, following the death of a senior executive, would obligate the company to make payments or awards not earned.

7.	Anti Tax Gross-up Policy

a.

We vote for proposals that ask a company to adopt a policy whereby it will not make, or promise to make, any tax gross-up payment to its senior executives, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy; we also vote for proposals that ask management to put gross-up payments to a shareholder vote.

b.

We vote against proposals where a company will make, or promise to make, any tax gross-up payment to its senior executives without a shareholder vote, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy.

8.	Employee Stock Ownership Plans (ESOPs)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

9.	Employee Stock Purchase Plans

a.	We vote for qualified plans where all of the following apply:

•	The purchase price is at least 85 percent of fair market value

•	The offering period is 27 months or less

•	The number of shares allocated to the plan is five percent or less of outstanding shares If the above do not apply, we vote on a case-by-case basis.

b.	We vote for non-qualified plans where all of the following apply:

•	All employees of the company are eligible to participate (excluding 5 percent or more beneficial owners)

•	There are limits on employee contribution (ex: fixed dollar amount)

•	There is a company matching contribution with a maximum of 25 percent of an employee’s contribution

•	There is no discount on the stock price on purchase date (since there is a company match) If the above do not apply, we vote against the non-qualified employee stock purchase plan.

10.	401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

11.	Stock Compensation Plans

a.	We vote for stock compensation plans which provide a dollar-for-dollar cash for stock exchange.

b.	We vote on a case-by-case basis for stock compensation plans which do not provide a dollar-for-dollar cash for stock exchange using a quantitative model.

12.	Directors Retirement Plans

a.	We vote against retirement plans for non-employee directors.

b.	We vote for shareholder proposals to eliminate retirement plans for non-employee directors.

13.	Management Proposals to Reprice Options

We vote on a case-by-case basis on management proposals seeking approval to reprice options.

Considerations include the following:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation

14.	Shareholder Proposals Recording Executive and Director Pay

a.	We vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

b.	We vote against shareholder proposals requiring director fees be paid in stock only.

c.	We vote for shareholder proposals to put option repricing to a shareholder vote.

d.

We vote for shareholder proposals that call for a non-binding advisory vote on executive pay (“say-on-pay”). Company boards would adopt a policy giving shareholders the opportunity at each annual meeting to vote on an advisory resolution to ratify the compensation of the named executive officers set forth in the proxy statement’s summary compensation table.

e.	We vote “annual” for the frequency of say-on-pay proposals rather than once every two or three years.

f.

We vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

15.	Management Proposals On Executive Compensation

a.

For non-binding advisory votes on executive officer compensation, when management and the external service provider agree, we vote for the proposal. When management and the external service provider disagree, the proposal becomes a refer item. In the case of a Refer item, the factors under consideration will include the following:

•	Company performance over the last 1-, 3- and 5-year periods on a total shareholder return basis

•	Performance metrics for short- and long-term incentive programs

•	CEO pay relative to company performance (is there a misalignment)

•	Tax gross-ups to senior executives

•	Change-in-control arrangements

•	Presence of a clawback provision, ownership guidelines, or stock holding requirements for senior executives

b.	We vote “annual” for the frequency of say-on-pay proposals rather than once every two or three years.

16.	Stock Retention / Holding Period of Equity Awards

We vote on a case-by-case basis on shareholder proposals asking companies to adopt policies requiring senior executives to retain all or a significant (>50 percent) portion of their shares acquired through equity compensation plans, either:

•	While employed and/or for one to two years following the termination of their employment; or

•	For a substantial period following the lapse of all other vesting requirements for the award, with ratable release of a portion of the shares annually during the lock-up period

The following factors will be taken into consideration:

•	Whether the company has any holding period, retention ratio, or named executive officer ownership requirements currently in place

•	Actual stock ownership of the company’s named executive officers

•	Policies aimed at mitigating risk taking by senior executives

•	Pay practices at the company that we deem problematic

I.	State/Country of Incorporation

1.	Voting on State Takeover Statutes

a.	We vote for proposals to opt out of state freeze-out provisions.

b.	We vote for proposals to opt out of state disgorgement provisions.

2.	Voting on Re-incorporation Proposals

We vote on a case-by-case basis on proposals to change a company’s state or country of incorporation. Considerations include: reasons for re-incorporation (i.e. financial, restructuring, etc); advantages/benefits for change (i.e. lower taxes); compare the differences in state/country laws governing the corporation.

3.	Control Share Acquisition Provisions

a.	We vote against proposals to amend the charter to include control share acquisition provisions.

b.	We vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

c.	We vote for proposals to restore voting rights to the control shares.

d.	We vote for proposals to opt out of control share cashout statutes.

J.	Mergers and Corporate Restructuring

1.	Mergers and Acquisitions

We vote on a case-by-case basis on mergers and acquisitions. Considerations include:

benefits/advantages of the combined companies (i.e. economies of scale, operating synergies, increase in market power/share, etc); offer price (premium or discount); change in the capital structure; impact on shareholder rights.

2.	Corporate Restructuring

We vote on a case-by-case basis on corporate restructuring proposals involving minority squeeze outs and leveraged buyouts. Considerations include: offer price, other alternatives/offers considered and review of fairness opinions.

3.	Spin-offs

We vote on a case-by-case basis on spin-offs. Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

4.	Asset Sales

We vote on a case-by-case basis on asset sales. Considerations include the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

5.	Liquidations

We vote on a case-by-case basis on liquidations after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

6.	Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal.

7.	Changing Corporate Name

We vote for proposals to change the “corporate name”, unless the proposed name change bears a negative connotation.

8.	Conversion of Securities

We vote on a case-by-case basis on proposals regarding conversion of securities. Considerations include the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

9.	Stakeholder Provisions

We vote against proposals that ask the board to consider non-shareholder constituencies or other non- financial effects when evaluating a merger or business combination.

K.	Social and Environmental Issues

1.

In general we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value may be difficult to quantify. In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears the company has not adequately addressed shareholders’ social and environmental concerns. In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:

a.	whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;

b.	the percentage of sales, assets and earnings affected;

c.	the degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

d.	whether the issues presented should be dealt with through government or company- specific action;

e.	whether the company has already responded in some appropriate manner to the request embodied in a proposal;

f.	whether the company’s analysis and voting recommendation to shareholders is persuasive;

g.	what other companies have done in response to the issue;

h.	whether the proposal itself is well framed and reasonable;

i.	whether implementation of the proposal would achieve the objectives sought in the proposal; and

j.	whether the subject of the proposal is best left to the discretion of the board.

Among the social and environmental issues to which we apply this analysis are the following:

a.	Energy Efficiency and Resource Utilization

b.	Environmental Impact and Climate Change

c.	Human Rights and Impact on Communities of Corporate Activities

d.	Equal Employment Opportunity and Non Discrimination

e.	ILO Standards and Child/Slave Labor

f.	Product Integrity and Marketing

g.	Sustainability Reporting

h.	Board Representation

i.	Animal Welfare

L.	Miscellaneous

1.	Charitable Contributions

We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.

2.	Political Contributions

In general, we vote on a case-by-case basis on shareholder proposals pertaining to political contributions. In determining our vote on political contribution proposals we consider, among other things, the following:

•	Does the company have a political contributions policy publicly available

•	How extensive is the disclosure on these documents

•	What oversight mechanisms the company has in place for approving/reviewing political contributions and expenditures

•	Does the company provide information on its trade association expenditures

•	Total amount of political expenditure by the company in recent history

3.	Operational Items

a.	We vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

b.	We vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

c.	We vote for by-law or charter changes that are of a housekeeping nature (updates or corrections).

d.	We vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

e.	We vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

f.	We vote against proposals to approve other business when it appears as voting item.

4.	Routine Agenda Items

In some markets, shareholders are routinely asked to approve:

•	the opening of the shareholder meeting

•	that the meeting has been convened under local regulatory requirements

•	the presence of a quorum

•	the agenda for the shareholder meeting

•	the election of the chair of the meeting

•	regulatory filings

•	the allowance of questions

•	the publication of minutes

•	the closing of the shareholder meeting

We generally vote for these and similar routine management proposals.

5.	Allocation of Income and Dividends

We generally vote for management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.

6.	Stock (Scrip) Dividend Alternatives

a.	We vote for most stock (scrip) dividend proposals.

b.	We vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

ClearBridge has determined that registered investment companies, particularly closed end investment companies, raise special policy issues making specific voting guidelines frequently inapplicable. To the extent that ClearBridge has proxy voting authority with respect to shares of registered investment companies, ClearBridge shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth herein without regard to the specific voting guidelines set forth in Section V. A. through L.

The voting policy guidelines set forth in Section V may be changed from time to time by ClearBridge in its sole discretion.

VI.	OTHER CONSIDERATIONS

In certain situations, ClearBridge may determine not to vote proxies on behalf of a client because ClearBridge believes that the expected benefit to the client of voting shares is outweighed by countervailing considerations. Examples of situations in which ClearBridge may determine not to vote proxies on behalf of a client include:

A.	Share Blocking

Proxy voting in certain countries requires “share blocking.” This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, ClearBridge will consider and weigh, based on the particular facts and circumstances, the expected benefit to clients of voting in relation to the detriment to clients of not being able to sell such shares during the applicable period.

B.	Securities on Loan

Certain clients of ClearBridge, such as an institutional client or a mutual fund for which ClearBridge acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. ClearBridge typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, ClearBridge will request that the client recall shares that are on loan so that such shares can be voted if ClearBridge believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of ClearBridge and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

VII.	DISCLOSURE OF PROXY VOTING

ClearBridge employees may not disclose to others outside of ClearBridge (including employees of other Legg Mason business units) how ClearBridge intends to vote a proxy absent prior approval from ClearBridge’s General Counsel/Chief Compliance Officer, except that a ClearBridge investment professional may disclose to a third party (other than an employee of another Legg Mason business unit) how s/he intends to vote without obtaining prior approval from ClearBridge’s General Counsel/Chief Compliance Officer if (1) the disclosure is intended to facilitate a discussion of publicly available information by ClearBridge personnel with a representative of a company whose securities are the subject of the proxy, (2) the company’s market capitalization exceeds $1 billion and (3) ClearBridge has voting power with respect to less than 5% of the outstanding common stock of the company.

If a ClearBridge employee receives a request to disclose ClearBridge’s proxy voting intentions to, or is otherwise contacted by, another person outside of ClearBridge (including an employee of another Legg Mason business unit) in connection with an upcoming proxy voting matter, he/she should immediately notify ClearBridge’s General Counsel/Chief Compliance Officer.

If a portfolio manager wants to take a public stance with regards to a proxy, s/he must consult with ClearBridge’s General Counsel/Chief Compliance Officer before making or issuing a public statement.

VIII. RECORDKEEPING AND OVERSIGHT

ClearBridge shall maintain the following records relating to proxy voting:

•	a copy of these policies and procedures;

•	a copy of each proxy form (as voted);

•	a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;

•	documentation relating to the identification and resolution of conflicts of interest;

•	any documents created by ClearBridge that were material to a proxy voting decision or that memorialized the basis for that decision; and

•

a copy of each written client request for information on how ClearBridge voted proxies on behalf of the client, and a copy of any written response by ClearBridge to any (written or oral) client request for information on how ClearBridge voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the ClearBridge adviser.

To the extent that ClearBridge is authorized to vote proxies for a United States Registered Investment Company, ClearBridge shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, ClearBridge may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

Diamond Hill Capital Management, Inc.

Proxy Voting Policy, Procedures and Guidelines

Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Act”), make it a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In order to fulfill its responsibilities under the Act, Diamond Hill Capital Management, Inc. (hereinafter “we” or “us” or “our”) has adopted the following Proxy Voting Policy, Procedures and Guidelines (the “Proxy Policy”) with regard to companies in our clients’ investment portfolios.

Key Objective

The key objective of our Proxy Policy is to maximize the value of the securities held in our clients’ portfolios. These policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While ordinary business matters are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, we also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Each company should provide timely disclosure of important information about its business operations and financial performance to enable investors to evaluate the company’s performance and to make informed decisions about the purchase and sale of the company’s securities.

Decision Methods

Clients may retain the right to vote on shareholder proposals concerning stocks that we have bought on the client’s behalf. This is a perfectly reasonable request and we will not be offended if a client chooses to vote the shares. In addition, we will not vote the proxy for shares held in a client’s account where we do not have investment authority over the shares. The client can instruct the custodian to forward proxy materials from these issuers directly to the client for voting. Where clients have voting authority we encourage them to exercise their right by conscientiously voting all the shares owned.

Our recommendation, however, is that clients delegate the responsibility of voting on shareholder matters to us. Many clients recognize that good corporate governance and good investment decisions are complementary. Often, the investment manager is uniquely positioned to judge what is in the client’s best economic interest regarding shareholder proposals. Additionally, we can vote in accordance with a client’s wishes on any individual issue or shareholder proposal. Personally, we might believe that implementation of this proposal will diminish shareholder value, but the vote will be made in the manner the client directs.

We believe clients are entitled to a statement of our principles and an articulation of our process when we make investment decisions and similarly, we believe clients are entitled to an explanation of our voting principles, as both ultimately affect clients economically.

We have developed the guidelines outlined below to guide our proxy voting. In addition, we generally believe that the investment professionals involved in the selection of securities are the most knowledgeable and best suited to make decisions with regard to proxy votes. Therefore, the portfolio management team whose strategy owns the shares has the authority to override the guidelines. Also, where the guidelines indicate that an issue will be analyzed on a case-by-case basis or for votes that are not covered by the Proxy Policy, the portfolio management team whose strategy owns the shares has final authority to direct the vote. In special cases, we may seek insight from a variety of sources on how a particular proxy proposal will affect the financial prospects of a company then vote in keeping with our primary objective of maximizing shareholder value over the long term.

Voting to maximize shareholder value over the long term may lead to an unusual circumstance of votes on the same issue held by different clients may not be the same. For instance, the Small Cap Fund may own a company that is the subject of a takeover bid by a company owned in the Large Cap Fund. Analysis of the bid may show that the bid is in the best interest of the Large Cap Fund but not in the best interest of the Small Cap Fund; therefore the Large Cap Fund may vote for the merger whereas the Small Cap Fund may vote against it.

In addition, when securities are out on loan, our clients collectively hold a significant portion of the company’s outstanding securities, and we learn of a pending proxy vote enough in advance of the record date, we will perform a cost/benefit analysis to determine if there is a compelling reason to recall the securities from loan to enable us to vote.

Conflicts Of Interest

Conflicts of interest may arise from various sources. They may be due to positions taken by clients that are perceived by them to be in their own best interests, but are inconsistent with our primary objective of maximizing shareholder value in the long run. We encourage clients who have their own objectives that differ from ours to notify us that they will vote their proxies themselves, either permanently or temporarily. Otherwise, we will vote their shares in keeping with this Proxy Policy.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other. For example, we might manage money for a plan sponsor and that company’s securities may be held in client investment portfolios. The potential for conflict of interest is imminent since we now would have a vested interest to acquiesce to company management’s recommendations, which may not be in the best interests of clients. Another possible scenario could arise if we held a strong belief in a social cause and felt obligated to vote in this manner, which may not be best for clients. In cases of conflicts of interest that impede our ability to vote, we will refrain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes. In the case of the mutual funds under our management, we will forward the proxy material to the independent trustees or directors if we are the investment adviser or to the investment adviser if we are the sub-adviser.

Recordkeeping

We will maintain records documenting how proxies were voted. In addition, when we vote contrary to the Proxy Policy or for votes that the Proxy Policy indicates will be analyzed on a case-by-case basis or for votes that are not covered by the Proxy Policy, we will document the rationale for our vote. We will maintain this documentation in accordance with the requirements of the Act and we will provide this information to a client who held the security in question upon the client’s request.

Proxy Voting Principles

1) We recognize that the right to vote a proxy has economic value.

All else being equal, a share with voting rights is worth more than a share of the same company without voting rights. (Sometimes, investors may observe a company with both a voting class and a non-voting class in which the non-voting class sells at a higher price than the voting, the exact opposite of the expected result described above; typically, this can be attributed to the voting class being relatively illiquid.) Thus, when you buy a share of voting stock, part of the purchase price is for the right to vote in matters concerning your company. If you do not exercise that right, you paid more for that stock than you should have.

2) We recognize that we incur additional fiduciary responsibility by assuming this proxy voting right.

In general, acting as a fiduciary when dealing with the assets of others means being held to a higher than ordinary standard in each of the following aspects:

Loyalty—We will act only in the best interest of the client. Furthermore, the duty of loyalty extends to the avoidance of conflicts of interest and self-dealing.

Care—We will carefully analyze the issues at hand and bring all the skills, knowledge, and insights a professional in the field is expected to have in order to cast an informed vote.

Prudence—We will make the preservation of assets and the earning of a reasonable return on those assets primary and secondary objectives as a fiduciary.

Impartiality—We will treat all clients fairly.

Discretion—We will keep client information confidential. Information concerning client-specific requests is strictly between the client and us.

3) We believe that a corporation exists to maximize the value for shareholders.

Absent a specific client directive, we will always vote in the manner (to the extent that it can be determined) that we believe will maximize the share price, and thus shareholder value, in the long- term.

4) We believe conscientious proxy voting can result in better investment performance.

The presence of an owner-oriented management is a major consideration in many of our investment decisions. As a result, we typically would not expect to find ourselves at odds with management recommendations on major issues. Furthermore, we do not anticipate entering a position intending to be shareholder activists. Yet, cases will arise in which we feel the current management or management’s current strategy is unlikely to result in the maximization of shareholder value. So why would we own the stock? One reason might be that the stock price is at such a significant discount to intrinsic value that the share price need not be “maximized” for us to realize an attractive return. Another reason may be that we believe management will soon face reality and alter company strategy when it becomes apparent that a new strategy is more appropriate. Additionally, we may disagree with management on a specific issue while still holding admiration for a company, its management, or its corporate governance in general. We do not subscribe to the “If you don’t like management or its strategy, sell the stock” philosophy in many instances.

5) We believe there is relevant and material investment information contained in the proxy statement.

Close attention to this document may reveal insights into management motives, aid in developing quantifiable or objective measures of how a company has managed its resources over a period of time, and, perhaps most importantly, speak volumes about a “corporate culture”.

Proxy Voting Guidelines

Each proposal put to a shareholder vote is different. As a result, each must be considered individually, however, there are several issues that recur frequently in U.S. public companies. Below are brief descriptions of various issues and our position on each. Please note that this list is not meant to be all- inclusive. In the absence of exceptional circumstances, we generally will vote in this manner on such proposals.

I.	Corporate Governance Provisions

A.	Board of Directors

The election of the Board of Directors (the “Board”) is frequently viewed as a “routine item”. Yet, in many ways the election of the Board is the most important issue that comes before shareholders. Inherent conflicts of interest can exist between shareholders (the owners of the company) and management (who run the company). At many companies, plans have been implemented attempting to better align the interests of shareholders and management, including stock ownership requirements and additional compensation systems based on stock performance. Yet, seldom do these perfectly align shareholder and management interests. An independent Board serves the role of oversight on behalf of shareholders.

For this reason, we strongly prefer that the majority of the Board be comprised of independent (also referred to as outside or non-affiliated) directors. Furthermore, we also strongly prefer that key committees be comprised entirely of outside directors.

1.	Cumulative Voting

Cumulative voting allows the shareholders to distribute the total number of votes they have in any manner they wish when electing directors. In some cases, this may allow a small number of shareholders to elect a minority representative to the corporate board, thus ensuring representation for all sizes of shareholders. Cumulative voting may also allow a dissident shareholder to obtain representation on the Board in a proxy contest.

To illustrate the difference between cumulative voting and straight voting, consider the John Smith Corporation. There are 100 total shares outstanding; Jones owns 51 and Wilson owns 49. Three directors are to be elected. Under the straight voting method, each shareholder is entitled to one vote per share and each vacant director’s position is voted on separately. Thus, Jones could elect all the directors since he would vote his 51 shares for his choice on each separately elected director. Under the cumulative voting method, each shareholder has a total number of votes equal to the number of shares owned times the number of directors to be elected. Thus, Jones has 153 votes (51 X 3 = 153) and Wilson has 147 votes (49 X 3). The election of all directors then takes place simultaneously, with the top three vote recipients being elected. Shareholders may group all their votes for one candidate. Thus, Wilson could vote all 147 of his votes for one candidate. This will ensure that Wilson is able to elect at least one director to the board since his candidate is guaranteed to be one of the top three vote recipients.

Since cumulative voting subjects management to the disciplinary effects of outside shareholder involvement, it should encourage management to maximize shareholder value and promote management accountability. Thus, we will vote FOR proposals seeking to permit cumulative voting.

2.	Majority vs Plurality Voting

In evaluating majority voting vs. plurality voting we will vote on a case-by-case basis. A majority vote requires a candidate to receive support from a majority of votes cast to be elected. Plurality voting, on the other hand, provides that the winning candidate only garner more votes than a competing candidate. If a director runs unopposed under a plurality voting standard, he or she needs only one vote to be elected, so an “against” vote is meaningless. We feel that directors should be elected to the board by a majority vote simply because it gives us a greater ability to elect board candidates that represent our clients’ best interest. However, in the case where a company adopts a provision in which a board candidate receives more AGAINST votes than FOR votes is required to tender his or her resignation, there is less reason to vote in favor of a majority vote standard.

3.	Election of Directors (Absenteeism)

Customarily, schedules for regular board and committee meetings are made well in advance. A person accepting a nomination for a directorship should be prepared to attend meetings. A pattern of high absenteeism (less than 75% attendance) raises sufficient doubt about that director’s ability to effectively represent shareholder interests and contribute experience and guidance to the company. While valid excuses for absences (such as illness) are possible, these are not the norm. Schedule conflicts are not an acceptable reason for absenteeism since it suggests a lack of commitment or an inability to devote sufficient time to make a noteworthy contribution. Thus, we will WITHHOLD our vote for (or vote AGAINST, if that option is provided) any director with a pattern of high absenteeism.

4.	Classified Boards

A classified Board separates directors into more than one class, with only a portion of the full Board standing for election each year. For example, if the John Smith Corporation has nine directors on its Board and divides them into three classes, each member will be elected for a term of three years with elections staggered so that only one of the three classes stands for election in a given year. A non-classified Board requires all directors to stand for election every year and serve a one-year term.

Proponents of classified Boards argue that by staggering the election of directors, a certain level of continuity and stability is maintained. However, a classified Board makes it more difficult for shareholders to change control of the Board. A classified Board can delay a takeover advantageous to shareholders yet opposed by management or prevent bidders from approaching a target company if the acquirer fears having to wait more than one year before gaining majority control.

We will vote FOR proposals seeking to declassify the Board and AGAINST proposals to classify the Board.

5.	Inside versus Independent (or Non-Affiliated) Directors

We will vote FOR shareholder proposals asking that Boards be comprised of a majority of independent directors.

We will vote FOR shareholder proposals seeking Board nominating committees be comprised exclusively of independent directors.

We will WITHHOLD votes for (or vote AGAINST, if that option is provided) directors who may have an inherent conflict of interest, such as due to receipt of consulting fees from a corporation (affiliated outsiders) if the fees are significant or represent a significant percent of the director’s income.

B.	Confidential Voting

In a system of confidential voting, individual shareholder’s votes are kept confidential. Management and shareholders are only told the vote total. This eliminates the pressure placed on investors to vote with management, especially in cases when a shareholder would desire a business relationship with management. We will vote FOR proposals seeking confidential voting.

C.	Supermajority Votes

Most state corporation laws require that mergers, acquisitions, and amendments to the corporate bylaws or charter be approved by a simple majority of the outstanding shares. A company may, however, set a higher requirement for certain corporate actions. We believe a simple majority should be enough to approve mergers and other business combinations, amend corporate governance provisions, and enforce other issues relevant to all shareholders. Requiring a supermajority vote entrenches management and weakens the governance ability of shareholders. We will vote AGAINST management proposals to require a supermajority vote to enact these changes. In addition, we will vote FOR shareholder proposals seeking to lower supermajority vote requirements.

D.	Shareholder Rights Plans (Poison Pills)

Shareholder rights plans are corporate-sponsored financial devices designed with provisions that, when triggered by a hostile takeover bid, generally result in either: (1) dilution of the acquirer’s equity holdings in the target company; (2) dilution of the acquirer’s voting rights in the target company; or (3) dilution of the acquirer’s equity interest in the post- merger company. This is typically accomplished by distributing share rights to existing shareholders that allow the purchase of stock at a fixed price should a takeover attempt occur.

Proponents of shareholder rights plans argue that they benefit shareholders by forcing potential acquirers to negotiate with the target company’s Board, thus protecting shareholders from unfair coercive offers and often leading to higher premiums in the event of a purchase. Obviously, this argument relies on the assumption of director independence and integrity. Opponents claim that these plans merely lead to the entrenchment of management and discourage legitimate tender offers by making them prohibitively expensive.

We will evaluate these proposals on a case-by-case basis. However, we generally will vote AGAINST proposals seeking to ratify a poison pill in which the expiration of the plan (sunset provision) is unusually long, the plan does not allow for the poison pill to be rescinded in the face of a bona fide offer, or the existing management has a history of not allowing shareholders to consider legitimate offers. Similarly, we generally will vote FOR the rescission of a poison pill where these conditions exist.

We will vote FOR proposals requiring shareholder rights plans be submitted to shareholder vote.

II.	Compensation Plans

Management is an immensely important factor in the performance of a corporation. Management can either create or destroy shareholder value depending on the success it has both operating the business and allocating capital. Well- designed compensation plans can prove essential in setting the right incentives to enhance the probability that both operations and capital allocation are conducted in a rational manner. Ill-designed compensation plans work to the detriment of shareholders in several ways. For instance, there may be outsized compensation for mediocre (or worse) performance, directly reducing the resources available to the company, or misguided incentives could cloud business judgment. Given the variations in compensation plans, most of these proposals must be considered on a case-by-case basis.

A.	Non-Employee Directors

As directors take a more active role in corporate governance, compensation is becoming more performance-based. In general, stock-based compensation will better tie the interests of directors and shareholders than cash-based compensation. The goal is to have directors own enough stock (directly or in the form of a stock derivative) that when faced with a situation in which the interests of shareholders and management differ, rational directors will have incentive to act on behalf of shareholders. However, if the stock compensation or ownership is excessive (especially if management is viewed as the source for this largesse), the plan may not be beneficial.

We will vote FOR proposals to eliminate retirement plans and AGAINST proposals to maintain or expand retirement packages for non-employee directors.

We will vote FOR proposals requiring compensation of non-employee directors to be paid at least half in company stock.

B.	Incentive Compensation subject to Section 162(m)

The Omnibus Budget and Reconciliation Act of 1993 prohibits the deductibility of executive compensation of more than $1 million. The intention was to slow the rise in executive compensation (whether the rise could be economically justified or was “bad” per se is a separate question) and to tie more of the future compensation to performance. However, the law provided exemptions to this $1 million limit in certain circumstances. Included in this exemption was compensation above $1 million that was paid on account of the attainment of one or more performance goals. The IRS required the goals to be established by a compensation committee comprised solely of two or more outside directors. Also, the material terms of the compensation and performance goals must be disclosed to shareholders and approved. The compensation committee must certify that the goals have been attained before any payment is made. The issue at hand is the qualification for a tax deduction, not whether the executive deserves more than $1 million per year in compensation. We will vote FOR any such plan submitted for shareholder approval. Voting against an incentive bonus plan is fruitless if the practical result will be to deny the company, and ultimately its shareholders, the potential tax deduction.

C.	Stock Incentive Plans

Stock compensation programs can reward the creation of shareholder value through high payout sensitivity to increases in shareholder value. Of all the recurring issues presented for shareholder approval, these plans typically require the most thorough examination for several reasons. First, their economic significance is large. Second, the prevalence of these plans has grown and is likely to persist in the future. Third, there are many variations in these plans. As a result, we must consider any such plan on a case-by-case basis. However, some general comments are in order.

We recognize that options, stock appreciation rights, and other equity-based grants (whether the grants are made to directors, executive management, employees, or other parties) are a form of compensation. As such, there is a cost to their issuance and the issue boils down to a cost-benefit analysis. If the costs are excessive, then the benefit will be overwhelmed. Factors that are considered in determining whether the costs are too great (in other words, that shareholders are overpaying for the services of management and employees) include: the number of shares involved, the exercise price, the award term, the vesting parameters, and any performance criteria. Additionally, objective measures of company performance (which do not include short-term share price performance) will be factored into what we consider an acceptable amount of dilution. We will also consider past grants in our analysis, as well as the level of the executives’ or directors’ cash compensation.

We will look particularly closely at companies that have repriced options. Repricing stock options may reward poor performance and lessen the incentive such options are supposed to provide. In cases where there is a history of repricing stock options, we will vote AGAINST any plan not expressly prohibiting the future practice of option repricing.

D.	Say-on-Pay

The Securities and Exchange Commission adopted rules on Jan. 25, 2011 which implement requirements in Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, which amends the Securities Exchange Act of 1934. The rules concern three separate non-binding shareholder votes on executive compensation:

(1)

Say-on-Pay Votes. The new rule requires public companies subject to the proxy rules to provide their shareholders with an advisory vote on the compensation of the most highly compensated executives. Say-on-pay votes must be held at least once every three years. As stated above, support for or against executive compensation will be determined on a case- by-case basis.

(2)

Frequency Votes. These companies also are required to provide their shareholders with an advisory vote on how often they would like to be presented with the say-on-pay votes – every year, every second year, or every third year. In voting on the frequency of the say- on-pay, we believe that a TRIENNIAL vote is appropriate due to the fact that say-on-pay is a non-binding advisory vote and more frequent votes could reduce the Board’s strategic focus on the business. A three-year time horizon allows the Board to make well-informed decisions regarding executive compensation, evaluate the effectiveness of executive compensation, and increase time spent focusing on long-term shareholder value creation.

(3)

Golden Parachute Disclosures and Votes. These companies are also required to disclose compensation arrangements and understandings with highly compensated executive officers in connection with an acquisition or merger. In certain circumstances, these companies also are required to conduct a shareholder vote to approve the golden parachute compensation arrangements. We have a bias against golden parachutes, but since each merger or acquisition presents unique facts and circumstances, we will determine our votes on golden parachutes on a case-by case basis.

III.	Capital Structure, Classes of Stock, and Recapitalizations

A.	Common Stock Authorization

Corporations increase the supply of common stock for a variety of ordinary business reasons including: to raise new capital to invest in a project; to make an acquisition for stock; to fund a stock compensation program; or to implement a stock split or stock dividend. When proposing an increase in share authorization, corporations typically request an amount that provides a cushion for unexpected financing needs or opportunities. However, unusually large share authorizations create the potential for abuse. An example would be the targeted placement of a large number of common shares to a friendly party in order to deter a legitimate tender offer. Thus, we generally prefer that companies present for shareholder approval all requests for share authorizations that extend beyond what is currently needed, and indicate the specific purpose for which the shares are intended. Generally, we will vote AGAINST any proposal seeking to increase the total number of authorized shares to more than 120% of the current outstanding and reserved but unissued shares, unless there is a specific purpose for the shares with which we agree.

For example, suppose a company has a total share authorization of 100 million. Of the 100 million, 85 million are issued and outstanding and an additional 5 million are reserved but unissued. We would vote against any proposal seeking to increase the share authorization by more than 8 million shares (Total allowable authorization: 1.2 X 90 =108 million; Current authorization: 100 million).

B.	Unequal Voting Rights (Dual Class Exchange Offers/Dual Class Recapitalizations)

Proposals to issue a class of stock with inferior or even no voting rights are sometimes made. Frequently, this class is given a preferential dividend to coax holders to cede voting power. In general, we will vote AGAINST proposals to authorize or issue voting shares without full voting rights on the grounds that it could entrench management.

IV.	Social and Environmental Issues

Shareholder proposals relating to a company’s activities, policies, or programs concerning a particular social or environmental issue have become prevalent at annual meetings. In some cases, an attempt is made to relate a recommendation for the company’s policies and activity to its financial health. In other cases, the proposal seems tangentially related at best. These issues are often difficult to analyze in terms of their effect on shareholder value. As a result, these proposals must be considered on a case-by-case basis. In cases where we do not believe we can determine the effect, we will ABSTAIN. We will vote FOR any proposal that seeks to have a corporation change its activities or policy and we believe the failure to do so will result in economic harm to the company. Similarly, we will vote AGAINST any policy that requests a change we believe will result in economic harm.

We will vote FOR proposals seeking information that is relatively inexpensive to produce and provide, is not publicly available, and does not reveal sensitive company information that could be harmful if acquired by competitors. If these factors are present, then the issue reduces to freedom of information.

In practice, however, this is seldom the case. Frequently, shareholder proposals call for a company to conduct an exhaustive study of some issue that is only tangentially related to the company’s business interests. Further, the nature of the study proposed often deals with subjective issues in which no conclusive resolution will likely result from the study. We will vote AGAINST such proposals.

V.	Voting Foreign Securities

Voting proxies of foreign issuers can be much different than voting proxies of U.S.-domiciled companies. It can be more expensive (for instance, we could need to hire a translator for the proxy materials or, in some cases votes can only be cast in person so there would be travel costs to attend the meeting) and in some jurisdictions the shares to be voted must be sequestered and cannot be sold until the votes are cast or even until the meeting has been held. In addition, the SEC has acknowledged that in some cases it can be in an investor’s best interests not to vote a proxy, for instance, when the costs of voting outweigh the potential benefits of voting. Therefore, proxy voting for foreign issuers will be evaluated and voted, or not voted, on a case-by-case basis.

First Pacific Advisors, LP

Proxy Voting

This policy is designed to reflect FPA’s fiduciary duty to act in a manner that furthers the best interests of its Clients when voting proxies or deciding not to vote. In determining how or whether to vote proxies or provide consents, FPA will not subordinate the economic interests of its clients to the interests of other persons or to FPA’s self-interest. Decisions will be made by relevant portfolio managers and based on the financial interest of Clients in light of the specific applicable investment strategy, taking into consideration the guidelines enumerated in this Policy.

Procedures

Absent specific Client instructions, and subject to the limitations described below, FPA has adopted the following proxy voting procedures designed to ensure that proxies are properly identified and voted, and that any conflicts of interest are addressed appropriately:

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The Head of Investment Operations or designee takes steps to ensure that the custodians for all Client accounts have been instructed to electronically deliver all applicable proxy ballots to Institutional Shareholder Services Inc. (“ISS”), which FPA uses to process proxy votes.

•

ISS electronically delivers proxy ballots to FPA’s Proxy Administrator, who forwards the ballots to the appropriate FPA Portfolio Manager along with a due date by which the Portfolio Manager must respond back to the Proxy Administrator. The due date provided to the Portfolio Manager should be at least one business day prior to the date by which FPA must vote the proxy for it to be counted. The Portfolio Manager evaluates the proxy ballot to determine voting decisions that will be in the best interest of Clients, and may consider ISS’ recommendations in making a determination. The Portfolio Manager then communicates the voting instructions by email to the Proxy Administrator.

•

To the extent that FPA receives a proxy ballot for an issuer for which FPA has filed Schedule 13D and/or is a Section 16 filer, the Proxy Administrator will consult with the Legal and Compliance Departments prior to sending the proxy to the Portfolio Manager to determine whether FPA is subject to any related restrictions.

•

When the Proxy Administrator receives voting instructions from the Portfolio Manager, the Proxy Administrator will follow those instructions and enter the votes electronically through ISS’ online system. To the extent the Proxy Administrator does not receive a timely response from the Portfolio Manager regarding how to vote a proxy, the Proxy Administrator will vote in accordance with the recommendations provided by ISS.

•

FPA will not neglect its proxy voting responsibilities, but may abstain from voting if it deems that abstaining is in its Clients’ best interests, as described below under the Limitations on Proxy Voting section. The Proxy Administrator will document instances in which FPA does not vote a Client’s proxy.

•	The Proxy Administrator will document instances where FPA votes the same proxy in two directions for different Clients.

•

Proxies received after a Client terminates its advisory relationship with FPA will not be voted. The Proxy Administrator will promptly return such proxies to the sender, along with a statement indicating that FPA’s advisory relationship with the Client has terminated, and that future proxies should not be sent to FPA.

•	To the extent that a conflict of interest is identified in conjunction with a specific proxy vote, the voting process will be modified as described below under Conflicts of Interest.

Conflicts of Interest

When completing the steps above, the Proxy Administrator will consider whether FPA is subject to any material conflicts of interest in connection with each proxy vote. In addition, FPA Employees, including Portfolio Managers involved in determining proxy votes, must notify FPA’s Legal Department and the CCO if they are aware of any material conflict of interest associated with a proxy vote. It is impossible to anticipate all material conflicts of interest that could arise in connection with proxy voting. The following examples are meant to help the Proxy Administrator and Employees identify potential conflicts:

•

FPA provides investment advice to a publicly traded company (an “Issuer”) or to the public pension plan of such Issuer. FPA receives a proxy solicitation from that Issuer, or from a competitor of that Issuer;

•	FPA provides investment advice to an Issuer and an FPA employee (or family member) is a member of the Issuer’s Board of Directors;

•	FPA provides investment advice to an officer or director of an Issuer. FPA receives a proxy solicitation from that Issuer, or from a competitor of that Issuer;

•

FPA or an affiliate has a financial interest in the outcome of a proxy vote, such as when FPA is asked to vote on a change in Rule 12b-1 fees paid by a mutual fund to investment advisers, including FPA;

•	An issuer or some other third party offers FPA or an Employee compensation in exchange for voting a proxy in a particular way;

•	An Employee, or a member of an Employee’s household, has a personal or business relationship with an Issuer. FPA receives a proxy solicitation from that Issuer; and

•	FPA or its Employees have a short position in an Issuer, but FPA’s Clients have a long position in the same Issuer. FPA receives a proxy solicitation from the Issuer.

If FPA detects a material conflict of interest in connection with a proxy solicitation, FPA will abide by the following procedures:

•	FPA will convene an internal group of senior FPA employees who are independent from the conflict of interest at issue.

•	The internal group will review any documentation associated with the proxy vote and ISS’ recommendation for the vote, and may discuss the matter with outside counsel or consultants if necessary.

•	The internal group will propose a course of action that they determine to be in the best interest of the applicable FPA Client(s). Such course of action may include, but is not limited to:

•	Consulting with the Board of Directors for conflicts of interest involving the registered investment companies, and following the course of action proposed by the Board of Directors;

•	Voting in accordance with the recommendations provided by ISS;

•	Seeking Client consent for the vote that the Portfolio Manager has proposed;

•	Engaging an independent third party to provide a recommendation on how to vote the proxy; or

•	Abstaining from voting the proxy.

•

The Proxy Administrator will vote the proxy or abstain from voting the proxy pursuant to the internal group’s instructions. The Proxy Administrator will retain documentation that reflects the rationale for the proxy vote determination.

Limitations on Proxy Voting

Notwithstanding the procedures listed above, in certain circumstances where FPA has determined that it is in the Client’s best interest, FPA will not vote proxies received. In other situations, the Client will decide unilaterally to retain proxy voting authority. The following are some, but not all, circumstances where FPA will limit its role in voting proxies:

Client Maintains Proxy Voting Authority. Where the Client has instructed FPA in writing, FPA will not vote the securities and will direct the relevant custodian to send the proxy material directly to the Client. If any proxy material is received by FPA, it will promptly be forwarded to the Client or a specified third party.

Client Provides Proxy Voting Instructions. Where the Client has provided written instructions to FPA directing FPA how to vote proxies in specific situations.

Terminated Account. Once a Client account has been terminated in accordance with the investment advisory agreement, FPA may refrain from voting any proxies received after the termination and will return the proxy materials to the sender or to an address provided by the Client for forwarding any proxies received.

Securities No Longer Held. FPA may refrain from voting proxies received for securities which are no longer held by the Client’s account.

Securities Lending Programs. When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion.

Non-Discretionary Accounts. If FPA accepts a Client with non-discretionary authority, it may also yield the authority to vote proxies.

Limited Value. FPA may abstain from voting a Client proxy based upon a conclusion that the effect on a client’s economic interests or the value of the portfolio holding is indeterminable or insignificant.

Costs Exceed Benefits. FPA may abstain from voting a Client proxy if FPA believes that the costs of voting the proxy exceed the expected benefit to the Client of voting the proxy.

Non-US Issuers. FPA will vote non-US issuer proxies on a best efforts basis. Some non-US proxies may involve a number of features that restrict or prevent FPA’s ability to vote in a timely manner, or otherwise make voting impractical. For example, some proxies may not appear on any platform because some issuers do not reimburse custodians for the distribution of proxies. FPA will use its best efforts to vote all proxies but cannot guarantee the votes will be processed due to obstacles such as share blocking, re-registration, required powers of attorney, and sub-custodial arrangements. FPA may also be limited in obtaining proxy records but will maintain evidence reflecting best efforts to vote such proxies.

Class Actions

Securities issuers are, on occasion, the subject of class action lawsuits where the class of potentially injured parties is defined to be purchasers of the issuer’s securities during a specific period of time. These cases may result in an award of damages or settlement proceeds to the class members who file claims with the settlement administrator. At the time of the settlement, notice of the settlement together with a claim form and release is generally sent to the custodian the securities who in turn may forward these notices to the separately managed account clients. FPA does not provide any legal advice to Clients in connection with class action litigation. FPA will instead provide such accounts with reasonable assistance by providing account-level information upon request.1

[1]	With respect to the FPA Funds and Private Funds, FPA is responsible for determining participation in class actions.

Books and Records

The Proxy Administrator will ensure that the following information is retained and available to be promptly produced in connection with each proxy vote:

•	The Issuer’s name;

•	The security’s ticker symbol or CUSIP, as applicable;

•	The shareholder meeting date;

•	The number of shares that FPA voted;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the Issuer or a security-holder;

•	Whether FPA cast a vote;

•	How FPA cast its vote (for the proposal, against the proposal, or abstain);

•	Whether FPA cast its vote with or against management;

•	Any documentation created by FPA that was material in making the proxy voting decision or that memorializes the basis for that decision, to the extent applicable; and

•	Any communication with Clients on how FPA voted proxies on behalf of the Client.

FPA may satisfy certain of the above requirements by relying on a third party to retain a copy of the proxy statement on FPA’s behalf, so long as FPA has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request. FPA may also satisfy certain of the above requirements by relying on proxy statements available from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.

The Proxy Administrator will periodically reconcile the proxy voting records from the custodians with the proxy voting records from ISS and follow up on any discrepancies to ensure that accurate records are maintained.

Disclosures to Clients and Investors

FPA includes a description of its policies and procedures regarding proxy voting and class actions in Part 2 of Form ADV, along with a statement that Clients and Investors can contact FPA to obtain a copy of these policies and procedures and information about how FPA voted with respect to the Client’s securities.

Any request for information about proxy voting or class actions should be promptly forwarded to the Proxy Administrator, who will respond to any such requests.

As a matter of policy, FPA does not disclose how it expects to vote on upcoming proxies.

Each proxy issue will be considered individually. FPA will maintain guidelines to be considered when voting proposals. These guidelines will be maintained by the Firm’s Compliance Department. The guidelines will be used to provide guidance to the Compliance Department when voting proxies, but are not to be applied as rigid rules.

Harris Associates L.P.

I.	PROXY VOTING POLICY

Harris Associates L.P. (“Harris”, “the Firm” or “we”) believes that proxy voting rights are valuable portfolio assets and an important part of our investment process, and we exercise our voting responsibilities as a fiduciary solely with the goal of serving the best interests of our clients in their capacity as shareholders of a company. As an investment manager, Harris is primarily concerned with maximizing the value of its clients’ investment portfolios. Harris has long been active in voting proxies on behalf of shareholders in the belief that the proxy voting process is a significant means of addressing crucial corporate governance issues and encouraging corporate actions that are believed to enhance shareholder value. We have a Proxy Voting Committee comprised of investment professionals that reviews and recommends policies and procedures regarding our proxy voting and ensures compliance with those policies.

The proxy voting guidelines below summarize Harris’ position on various issues of concern to investors and give a general indication of how proxies on portfolio securities will be voted on proposals dealing with particular issues. We will generally vote proxies in accordance with these guidelines, except as otherwise determined by the Proxy Voting Committee, unless the client has specifically instructed us to vote otherwise. These guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies vary, there may be instances when Harris may not vote in strict adherence to these guidelines. Our investment professionals, as part of their ongoing review and analysis of all portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Voting Committee if they believe the economic interests of shareholders may warrant a vote contrary to these guidelines. In such cases, the Proxy Voting Committee will determine how the proxies will be voted.

In determining the vote on any proposal, the Proxy Voting Committee will consider the proposal’s expected impact on shareholder value and will not consider any benefit to Harris, its employees, its affiliates or any other person, other than benefits to the owners of the securities to be voted, as shareholders.

Harris considers the reputation, experience and competence of a company’s management when it evaluates the merits of investing in a particular company, and we invest in companies in which we believe management goals and shareholder goals are aligned. When this happens, by definition, voting with management is generally the same as voting to maximize the expected value of our investment. Accordingly, on most issues, our votes are cast in accordance with management’s recommendations. This does not mean that we do not care about corporate governance. Rather, it is confirmation that our process of investing with shareholder aligned management is working. Proxy voting is not always black and white, however, and reasonable people can disagree over some matters of business judgment. When we believe management’s position on a particular issue is not in the best interests of our clients, we will vote contrary to management’s recommendation.

II.	VOTING GUIDELINES

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

Harris believes that boards should have a majority of independent directors and that audit, compensation and nominating committees should generally consist solely of independent directors.

1.

Harris will normally vote in favor of the directors recommended by the issuer’s board provided that a majority of the board would be independent. If the board does not have a majority of independent directors, Harris will normally vote in favor of the independent directors and against the non-independent directors.

2.	Harris will normally vote in favor of proposals to require a majority of directors to be independent.

3.	Harris will normally vote against proposals that mandate an independent board chairman.[1]

4.

Harris will normally vote in favor of proposals that audit, compensation and nominating committees consist solely of independent directors, and will vote against the election of non-independent directors who serve on those committees.

5.	Harris will normally vote in favor of proposals regarding director indemnification arrangements.

6.	Harris will normally vote against proposals advocating classified or staggered boards of directors.

7.	Harris will normally vote in favor of proposals requiring a majority vote for directors.

8.	Harris will normally vote in favor of proposals requiring the separation of the Chairman and Chief Executive Officer positions.

[1]

Harris has an existing guideline that states that we will normally vote in favor of proposals requiring the separation of the Chairman and Chief Executive Officer positions. This supplemental guideline is not intended to change the existing guideline, but recognizes that a Chairman may be separate but not deemed independent (for example, a former executive of the company).

Auditors

Harris believes that the relationship between an issuer and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities such as financial statement preparation and tax- related services that do not raise any appearance of impaired independence.

1.	Harris will normally vote in favor of ratification of auditors selected by the board or audit committee, subject to the above.

2.	Harris will normally vote against proposals to prohibit or limit fees paid to auditors for all non-audit services, subject to the above.

3.

Harris will normally vote in favor of proposals to prohibit or limit fees paid to auditors for general management consulting services other than auditing, financial statement preparation and controls, and tax-related services.

Equity Based Compensation Plans

Harris believes that appropriately designed equity-based compensation plans approved by shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, we are opposed to plans that substantially dilute our ownership interest in the company, provide participants with excessive awards or have inherently objectionable structural features.

1.	Harris will normally vote against such plans where total potential dilution (including all equity-based plans) exceeds 15% of shares outstanding.

2.	Harris will normally vote in favor of plans where total potential dilution (including all equity- based plans) does not exceed 15% of shares outstanding.

3.	Harris will normally vote in favor of proposals for an annual shareholder advisory vote on executive compensation.

4.	Harris will normally vote in favor of advisory votes to ratify named executive officer compensation.

5.	Harris will normally vote in favor of proposals to require expensing of options.

6.	Harris will normally vote against proposals to permit repricing of underwater options.

7.	Harris will normally vote against shareholder proposals that seek to limit directors’ compensation to common stock.

8.	Harris will normally vote in favor of proposals for employee stock purchase plans, so long as shares purchased through such plans are sold at no less than 85% of current market value.

9.	Harris will normally vote against proposals that prohibit the automatic vesting of equity awards upon a change of control.

Corporate Structure and Shareholder Rights

Harris generally believes that all shareholders should have an equal voice and that barriers which limit the ability of shareholders to effect change and to realize full value are not desirable.

1.	Harris will normally vote in favor of proposals to authorize the repurchase of shares.

2.	Harris will normally vote against proposals creating or expanding supermajority voting rights.

3.	Harris will normally vote against the adoption of anti-takeover measures.

4.	Harris will normally vote in favor of proposals for stock splits and reverse stock splits.

5.	Harris will normally vote against proposals to authorize different classes of stock with different voting rights.

6.	Harris will normally vote against proposals to increase authorized shares with preemptive rights if the increase is greater than 100% of currently issued shares.

7.	Harris will normally vote for proposals to increase authorized shares with preemptive rights if the increase is less than 100% of currently issued shares.

8.

Harris will normally vote for proposals to amend articles, bylaws or charters to reduce the ownership threshold for shareholders to call special meetings if either (a) management recommends voting for the proposal or (b) the qualifying ownership threshold is 25% of the voting shares.

9.	Harris will normally vote against proposals to provide the right to act by written consent to shareholders unless management recommends voting for the proposal.

10.	Harris will normally vote against proposals to increase authorized shares without preemptive rights if the increase is greater than 20% of currently issued shares.

11.	Harris will normally vote for proposals to increase authorized shares without preemptive rights if the increase is less than 20% of currently issued shares.

Proxy Access Proposals

Harris will normally vote in favor of proxy access proposals if either (a) management recommends voting in favor of the proposal or (b) the proposal meets all of the following criteria:

•	The shareholders making the proposal have an ownership threshold of 5% of the voting power

•	The shareholders making the proposal each have 3 years of continuous ownership

•	The proposal does not exceed a cap on shareholder nominees of 25% of the board

•	The proposal does not exceed a limit of 20 on the number of shareholders permitted to form a nominating group

Routine Corporate Matters

Harris will generally vote in favor of routine business matters such as approving a motion to adjourn the meeting, declaring final payment of dividends, approving a change in the annual meeting date and location, approving the minutes of a previously held meeting, receiving consolidated financial statements, change of corporate name and similar matters. However, to the extent that the voting recommendation of Institutional Shareholder Services (“ISS”) opposes the issuer’s management on the routine matter, the proposal will be submitted to the Proxy Voting Committee for determination.

Social Responsibility Issues

Harris believes that matters related to a company’s day-to-day business operations are primarily the responsibility of management and should be reviewed and supervised solely by the company’s board of directors. Harris is focused on maximizing long-term shareholder value and will typically vote against shareholder proposals requesting that a company disclose or amend certain business practices unless we believe a proposal would have a substantial positive economic impact on the company.

Certain Other Issues

Harris may also maintain Supplemental Proxy Voting Guidelines to address certain proposals that are not as enduring as those listed above, but yet may be presented repeatedly by issuers during a given proxy season. For example, companies in a particular industry or country may be affected by a change in the law that requires them to submit a one-time proxy proposal during the proxy season. The Proxy Voting Committee will determine which proposals will be included on the list of Supplemental Proxy Voting Guidelines, and will update the list as needed. The Proxy Voting Committee will provide the list to research analysts and the Proxy Administrator.

III.	VOTING SHARES OF FOREIGN ISSUERS

Because foreign issuers are incorporated under the laws of countries outside the United States, protection for and disclosures to shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for foreign issuers. Harris will generally vote proxies of foreign issuers in accordance with the foregoing guidelines where appropriate. On occasion, the proxy statements of foreign issuers may lack disclosure or transparency with respect to a significant element(s) for consideration (e.g., names of directors, targets for incentive plans, etc.), which may be a sufficient basis for voting contrary to the foregoing guidelines. If an analyst decides to vote contrary to guidelines solely due to the lack of disclosure or transparency, then the matter need not be submitted to the Proxy Voting Committee for approval. The basis for such a decision to vote contrary to a guideline pursuant to the aforementioned reason(s) shall be appropriately documented.

In some non-U.S. jurisdictions, sales of securities voted may be prohibited for some period of time, usually between the record and meeting dates (“share blocking”). Since these time periods are usually relatively short in light of our long-term investment strategy, in most cases, share blocking will not impact our voting decisions. However, there may be occasions where the loss of investment flexibility resulting from share blocking will outweigh the benefit to be gained by voting.

IV.	BANK HOLDING COMPANY ACT COMPLIANCE

Harris is an indirect subsidiary of Natixis Investment Managers, L.P., which is an indirect subsidiary of Natixis Investment Managers S.A.; an international asset management group based in Paris, France. Natixis Investment Mangers S.A. is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group.

Natixis is subject to certain U.S. banking laws, including the Bank Holding Company Act of 1956, as amended (the “BHC Act”) and to regulation and supervision by the Board of Governors of the Federal Reserve System (the “Federal Reserve”) due to Natixis’ U.S. bank branch operations. The BHC Act generally prohibits Natixis and its direct and indirect subsidiaries, including Harris, in the aggregate from owning or controlling or holding sole voting discretion with respect to 5% or more of any class of voting stock of any U.S. bank holding company, savings and loan holding company or insured depository institution (a “U.S. Banking Organization”) without prior approval from the Federal Reserve. In the absence of measures to eliminate Harris’ voting authority over securities of certain U.S. Banking Organizations, the foregoing limits could have an adverse effect on Harris’ ability to manage clients’ investment portfolios by restricting Harris’ ability to make investments, or impact the size of an investment in, and/or impose maximum holding periods on shares of voting securities of such U.S. Banking Organizations.

Upon notification by Natixis that its aggregate control of such securities is approaching the 5% ownership limit established by the BHC Act, Harris could be required to relinquish its proxy voting responsibilities to ISS, such that ISS will vote in accordance with ISS’s standard Proxy Voting Guidelines over securities issued by U.S. Banking Organizations identified by Harris ( a “Vote Divestiture Event”). Pursuant to a Vote Divestiture Event, Harris will not be able to override ISS’s vote. If, subsequent to a Vote Divestiture Event, Natixis’ aggregate control of such securities were to decrease to such a percentage where Harris determines to resume its control of proxy voting, while remaining in compliance with the BHC Act ( a “Vote Return Event”), Harris would direct ISS in writing to return proxy voting responsibilities for the applicable U.S. Banking Organizations to Harris.

V.	CONFLICTS OF INTEREST

The Proxy Voting Committee, in consultation with the Legal and Compliance Departments, is responsible for monitoring and resolving possible material conflicts of interest with respect to proxy voting. A conflict of interest may exist, for example, when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Harris or Harris is actively soliciting business from the issuer; (ii) when we are aware that a proponent of a proxy proposal has a business relationship with Harris or Harris is actively soliciting such business (e.g., an employee group for which Harris manages money); (iii) when we are aware that Harris has business relationships with participants in proxy contests, corporate directors or director candidates; or (iv) when we are aware that a Harris employee has a personal interest in the outcome of a particular matter before shareholders (e.g., a Harris executive has an immediate family member who serves as a director of a company). Any employee with knowledge of any conflict of interest relating to a particular proxy vote shall disclose that conflict to the Proxy Voting Committee. In addition, if any member of the Proxy Voting Committee has a conflict of interest, including but not limited to cases in which the Committee member is the assigned analyst for the issuer involved in a proxy vote, he or she will recuse himself or herself from any consideration of the matter, and an alternate member of the committee will act in his or her place.

Harris is committed to resolving any such conflicts in its clients’ collective best interest, and accordingly, we will vote pursuant to the Guidelines set forth in this Proxy Voting Policy when conflicts of interest arise. However, if we believe that voting in accordance with a Guideline is not in the best interest of our clients under the particular facts and circumstances presented, or if the proposal is not addressed by the Guidelines, then we will vote in accordance with the guidance of ISS. If ISS has not provided guidance with respect to the proposal or if we believe the recommendation of ISS is not in the best interests of our clients, then the Proxy Voting Committee will refer the matter to (1) the Executive Committee of the Board of Trustees of Harris Associates Investment Trust for a determination of how shares held in The Oakmark Funds will be voted, and (2) the Proxy Voting Conflicts Committee consisting of Harris’ General Counsel, Chief Compliance Officer (“CCO”) and Chief Financial Officer for a determination of how shares held in all other client accounts will be voted. Each of those committees will keep a written record of the basis for its decision.

VI.	VOTING PROCEDURES

The following procedures have been established with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Harris, for which Harris has voting responsibility.

Proxy Voting Committee. The Proxy Voting Committee (the “Committee”) is responsible for recommending proxy voting guidelines, establishing and maintaining policies and procedures for proxy voting, and ensuring compliance with these policies and procedures. At least annually, the Committee will review the adequacy of these policies, guidelines and procedures to help ensure they are implemented effectively and reasonably designed so that proxies are voted in the best interest of Harris’ clients. The review will be documented in the minutes of the Committee’s meetings.

The Committee consists of three investment professionals: two domestic research analysts and one international research analyst. Committee members serve for three years with members replaced on a rotating basis. New Committee members are nominated by the Committee and are normally approved by the Committee members at the annual Committee meeting. The Committee also has two alternate members (one domestic analyst and one international analyst) either of who may serve in the absence of a regular member of the Committee.

Proxy Administrator. The Proxy Administrator is an employee of Harris reporting to the Senior Manager— Operations and is responsible for ensuring that all votes are placed with the proxy voting service provider and that all necessary records, as appropriate, are maintained reflecting such voting.

Proxy Voting Service Provider. Harris has engaged ISS, an independent proxy voting service provider, to assist in voting proxies. ISS provides the Firm with information concerning shareholder meetings, electronic voting, recordkeeping and reporting services, research with respect to companies, and proxy voting guidance and recommendations.

In order to remain confident that ISS continues to have the capacity and competency to adequately analyze proxy issues, the Proxy Administrator will annually obtain and review ISS’ SOC Report, or similar attestation report, and current Form ADV. In addition, the Proxy Administrator shall periodically review ISS’ disclosures regarding its conflict of interests and forward any conflict that both (1) relates to issuers whose proxies Harris is currently reviewing and (2) involve a matter for which Harris would recommend a vote against the Proxy Voting Policies, Guidelines and Procedures to the General Counsel, or his/her designee, for review.

To the extent the Proxy Administrator or the General Counsel, or his/her designee, determine that a control deficiency, conflict of interest or other disclosure matter could materially impact the capacity or competency of ISS in connection with a matter for which Harris would recommend a vote against the Proxy Voting Policies, Guidelines and Procedures, he/she shall promptly report such determination to the Committee for review and further action, if any.

In the event an analyst, during the course of the analyst’s review of ISS’ proxy recommendation, uncovers a material factual error that causes the analyst to question ISS’ process for developing its recommendation, the analyst shall report the error to the Proxy Administrator. The Proxy Administrator, or his/her designee, will review the error and contact ISS to seek to reduce similar errors in the future. For purposes of this section, a material factual error means an error of fact that the analyst believes that if corrected would cause ISS to change its recommendation.

Voting Decisions. As described in the Proxy Voting Policy above, the Firm has established proxy voting guidelines, including supplemental proxy voting guidelines, on various issues. We will generally vote proxies in accordance with these guidelines except as otherwise determined by the Proxy Voting Committee. The Proxy Administrator, or designated back-up, is responsible for alerting the Firm’s research analyst who follows the company about the proxy proposals. If the analyst believes the proxy should be voted in accordance with the Guidelines, he or she will vote the proposal accordingly and indicate his or her initials in the appropriate location of the electronic ballot and submit the vote for further processing by the Proxy Administrator. If the analyst believes the proxy should be voted contrary to the Guidelines, he or she will submit the proposal, along with his or her recommended vote and ISS’s recommended vote, if any, to the Proxy Voting Committee, which reviews the proposal and the analyst’s recommendation and makes a voting decision by majority vote. If a proposal is not explicitly addressed by the Guidelines but the analyst agrees with the voting recommendation of ISS regarding that proposal, he or she will vote the proxy in accordance with such recommendation and indicate his or her initials in the appropriate location of the electronic ballot and submit the vote for further processing by the Proxy Administrator. If a proposal is not explicitly addressed by the Guidelines and the analyst believes the proxy should be voted contrary to the ISS recommendation, he or she will submit the proposal, along with his or her recommended vote and ISS’s recommended vote to the Proxy Voting Committee, which reviews the proposal and the analyst’s recommendation and makes a voting decision by majority vote. If neither the Guidelines nor ISS address the proxy proposal, the analyst will submit the proposal and his or her recommended vote to the Proxy Voting Committee, which makes a voting decision by majority vote. That Proxy Voting Committee decision is reflected in the electronic ballot.

In the case where securities that are not on the Firm’s Approved Lists of domestic, international or small cap securities are held in managed accounts, the Proxy Administrator, or designated back-up, will vote all shares in accordance with the Firm’s guidelines or, if the guidelines do not address the particular issue, in accordance with the guidance of ISS.

In the case of a conflict of interest, the Proxy Administrator will vote in accordance with the procedures set forth in the Conflicts of Interest provisions described above.

Voting Ballots. For shares held in The Oakmark Funds and other client accounts, the IT Department sends a daily holdings file to ISS detailing the holdings in the Funds and other client accounts. ISS is responsible for reconciling this information with the information it receives from the custodians and escalating any discrepancies to the attention of the Proxy Administrator. The Proxy Administrator works with ISS and custodians to resolve any discrepancies to ensure that all shares entitled to vote are voted.

Recordkeeping and Reporting. Much of Harris’ recordkeeping and reporting is maintained electronically on ISS’s systems. In the event that records are not held electronically within ISS’s system, Harris will maintain records of proxy voting proposals received, records of votes cast on behalf of clients, and any documentation material to a proxy voting decision as required by law. Upon request, or on an annual basis for ERISA accounts, Harris will provide clients with the proxy voting record for that client’s account. In addition, annually, Harris will file with the U.S. Securities and Exchange Commission and make available on the Oakmark Funds’ website the voting record for the Oakmark Funds for the previous one-year period ended June 30th.

Compliance Testing. The Compliance Department will conduct testing of these procedures periodically, based upon the outcome of the annual Compliance Risk Assessment Methodology for this area.

SUPPLEMENTAL PROXY VOTING GUIDELINES

Effective February 2019

1.	Harris will normally vote in accordance with the recommendations of Institutional Shareholder Services (“ISS”) with respect to the election of directors for Japanese companies.

2.

For European companies, Harris will normally vote in favor of proposals for employee stock purchase plans, so long as shares purchased through such plans are sold at no less than 80% of current market value.

3.

Harris will normally vote in favor of the election of non-independent directors who serve on audit, compensation and nominating committees in cases where the director is deemed non-independent solely because of his or her tenure as a director or status as an employee or shareholder representative where such representatives are required by law to serve on such committees.[1]

[1]

Harris has an existing guideline that states that we will normally vote against the election of non-independent directors who serve on audit, compensation and nominating committees. We do not have a specific guideline that defines “independence”, and ISS defines independence differently depending on the market. For example, for many international markets (primarily in Europe), ISS considers a director to be non-independent after 12 years of service on a board. Additionally, a number of countries mandate by law that shareholder and employee representatives sit on the board and on special committees, and ISS deems these representatives to be non-independent. We believe that, in most cases, it is in the best interests of shareholders to have such individuals serve on these committees and that they should not be deemed non-independent under Harris’ guideline solely for these reasons.

Harding Loevner LP

Introduction

Harding Loevner has a fiduciary duty to act solely in the best interest of clients, including exercising voting rights on shares of securities to maximize shareholder value.

Definitions

“Glass Lewis” means the third-party that provides corporate governance voting recommendations in respect of Portfolio Companies.

“Meeting Information” means the Portfolio Company’s proxy statement and ballot, and Glass Lewis’ research report and voting recommendation in respect of the Portfolio Company’s shareholders meeting.

“Portfolio Company” means an issuer of which Harding Loevner owns shares for client accounts.

“ProxyEdge” means Broadridge’s proxy meeting database and voting platform.

“Tamale” means Harding Loevner’s research database.

“Wrap Program” means an advisory program under which a specified, typically unitary fee or fees not based directly upon transactions in a client’s account is charged by the Wrap Program Sponsor for investment advisory services, the execution of trades in the client’s account, and other services provided to the client.

Overview

Harding Loevner votes proxies only for those clients that granted voting discretion in writing.

Harding Loevner subscribes to Glass Lewis’ corporate governance voting recommendations but maintains discretion over the voting process and considers each proposal on its merits, including in the context of the issuer, industry, and country or countries in which its business is conducted.

Harding Loevner may determine in certain instances, as described more fully below, to refrain from voting if, after evaluating all factors it deems deem relevant, voting is not in the best interest of clients.

Harding Loevner also seeks to identify and address all material proxy-related conflicts of interest in the best interest of clients.

Harding Loevner believes that proxy voting is a valuable tool to guide Portfolio Companies in respect of good corporate governance

Conflicts of Interest

Harding Loevner recognizes that there may be a material conflict of interest between its interests and the interests of its clients if Harding Loevner has a client, vendor, or other business relationship with a Portfolio Company. Examples of material conflicts of interest include, but are not limited to, the following:

1.	Harding Loevner could serve as investment adviser to a client, the management of which supports a particular proposal, and shares of that Portfolio Company are held in client accounts; or

2.	A Harding Loevner employee who would otherwise be involved in the decision-making in respect of a particular proposal has a material relationship with the issuer.

If a conflict is identified, Harding Loevner defers to Glass Lewis to provide unaffiliated third-party voting recommendations.

Voting Procedures

The Portfolio Operations Department obtains Meeting Information from ProxyEdge and Glass Lewis and circulates it via Tamale to the covering analyst (or to a portfolio manager if the covering analyst is not available).

The covering analyst reviews the Meeting Information and instructs the Portfolio Operations Department via Tamale how to vote on each meeting proposal. The Portfolio Operations Department enters the covering analyst’s voting instructions into ProxyEdge.

If there is insufficient time to review the Meeting Information (e.g., delayed receipt by ProxyEdge), the Portfolio Operations Department votes in accordance with the Glass Lewis recommendation to ensure the client accounts participate in the Portfolio Company’s shareholder meeting.

Other Voting Considerations

In certain instances, Harding Loevner may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. The following list of considerations, while not exhaustive, highlights some instances in which a proxy vote might not or will not be entered.

Securities Lending

Harding Loevner may be unable to vote proxies when the underlying Portfolio Company security has been lent out as a part of a client’s securities lending program.

Share Blocking

Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting. As a general matter, Harding Loevner does not vote securities in countries that require share blocking because it limits Harding Loevner’s investment discretion. Harding Loevner reviews each meeting proposal and the restrictions imposed to determine if the proxy issue is sufficiently important to consider the possibility of voting blocked shares.

Power of Attorney

Certain countries require the beneficial owner of the security (i.e., Harding Loevner’s client) to complete a power of attorney prior to exercising voting rights. As a general matter, Harding Loevner does not vote securities in countries that require a beneficial owner power of attorney because the information required includes client-identifying information. There are often additional processing fees imposed on the client as well.

Lack of Adequate Information, Untimely Receipt of Meeting Information, Excessive Costs

Harding Loevner may be unable to complete a thorough and informed review of the Meeting Information if the Portfolio Company does not provide it in a timely fashion or if translated materials are not available. Further, Harding Loevner may refrain from entering a vote when, in its judgment, the costs exceed the expected benefits to the client’s account.

No Longer Own the Shares

Harding Loevner will not vote shares in Portfolio Companies no longer owned in client accounts, even if the shares were owned on the Portfolio Company’s record date.

Wrap Programs

When establishing new accounts or entering into arrangements for new wrap programs, Harding Loevner instructs the relevant custodian or wrap program sponsor to set up arrangements with ProxyEdge to help ensure that Harding Loevner receives meeting notices sufficiently in advance of a meeting to allow Harding Loevner to vote. Harding Loevner is unable to enter voting instructions if the custodian or wrap program sponsor fails to properly set up these arrangements, or if timely notice is not received. Voting wrap accounts on platforms other than ProxyEdge are done on a best efforts basis.

Reporting

Upon a client’s written request, Harding Loevner provides information on how Portfolio Company shares held in the client’s account were voted. Harding Loevner also furnishes to clients a description of its proxy voting policies and procedures and, upon request, furnish a copy of these policies and procedures to the requesting client.

Harding Loevner also completes regulatory filings in respect of voting records (i.e., Form N-PX) on a regular basis.

Recordkeeping

Harding Loevner maintains proxy voting records in accordance with applicable regulatory requirements. Meeting Information is maintained in Tamale and the votes cast on behalf of client accounts are maintained in ProxyEdge.

Lazard Asset Management LLC

Introduction

Lazard Asset Management LLC (Lazard) is a global investment firm that provides investment management services for a variety of clients. As a registered investment advisor, Lazard has a fiduciary obligation to vote proxies in the best interests of our clients. Lazard’s Proxy Voting Policy has been developed with the goal of maximizing the long term shareholder value.

Lazard does not delegate voting authority to any proxy advisory service, but rather retains complete authority for voting all proxies delegated to it. Our policy is generally to vote all meetings and all proposals; and generally to vote all proxies for a given proposal the same way for all clients. The Policy is also designed to address potential material conflicts of interest associated with proxy voting, and does so principally in setting approved guidelines for various common proposals.

Proxy Operations Department

Lazard’s proxy voting process is administered by our Proxy Operations Department (ProxyOps) which reports ultimately to Lazard’s Chief Operating Officer. Oversight of the process is provided by Lazard’s Legal/Compliance Department and Lazard’s Proxy Committee (Proxy Committee).

Proxy Committee

Lazard’s Proxy Committee is comprised of senior investment professionals, members of the Legal/Compliance Department and other Lazard personnel. The Proxy Committee meets at least semi-annually to review this Policy and other matters, including specific proxy voting guidelines. Meetings may be convened more frequently (for example, to discuss a specific proxy voting proposal) as needed.

Role of Third Parties

Lazard currently subscribes to advisory and other proxy voting services provided by Institutional Shareholder Services, Inc. (ISS) and by Glass, Lewis & Co. (Glass Lewis). These proxy advisory services provide independent analysis and recommendations regarding various companies’ proxy proposals. While this research serves to help improve our understanding of the issues surrounding a company’s proxy proposals, Lazard’s investment professionals are ultimately responsible for providing the vote recommendation for a given non-routine proposal. Voting for each agenda of each meeting is instructed specifically by Lazard in accordance with the Policy. ISS also provides administrative services related to proxy voting such as a web-based platform for proxy voting, ballot processing, recordkeeping and reporting.

Voting Process

Lazard votes on behalf of our clients according to proxy voting guidelines approved by the Proxy Committee (Approved Guidelines). The Approved Guidelines determine whether a specific agenda item should be voted ‘For,’ ‘Against,’ or is to be considered on a case-by case basis. ProxyOps ensures that investment professionals responsible for proxy voting are aware of the Approved Guidelines for each proposal. Voting on a proposal in a manner that is inconsistent with an Approved Guideline requires the approval of the Proxy Committee.

With respect to proposals to be voted on a case-by-case basis, ProxyOps will consult with relevant investment professionals prior to determining how to vote on a proposal. Lazard generally will treat proxy votes and voting intentions as confidential in the period before votes have been cast, and for appropriate time periods thereafter.

Conflicts of Interest

Meetings that pose a potential material conflict of interest for Lazard are voted in accordance with Approved Guidelines. Where the Approved Guideline is to vote on a case-by-case basis, Lazard will vote in accordance with the majority recommendation of the independent proxy services. Potential material conflicts of interest include:

•	Lazard manages the company’s pension plan;

•	The proponent of a shareholder proposal is a Lazard client;

•	An employee of Lazard (or an affiliate) sits on a company’s board of directors;

•	An affiliate of Lazard serves as financial advisor or provides other services to the company; or

•	A Lazard employee has a material relationship with the company.

“Conflict Meetings” are voted in accordance with the Lazard Approved Guidelines. In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard’s policy is to vote the proxy item according to the majority recommendation of the independent proxy services to which we subscribe.

Voting Exceptions

It is Lazard’s intention to vote all proposals at every meeting. However, there are instances when voting is not practical or is not, in our view, in the best interests of our clients. Lazard does not generally vote proxies for securities loaned by clients through a custodian’s stock lending program.

Environmental, Social and Corporate Governance

Lazard has an Environmental, Social and Corporate Governance (ESG) Policy, which outlines our approach to ESG and how our investment professionals take ESG issues into account as a part of the investment process. We recognize that ESG issues can affect the valuation of the companies that we invest in on our clients’ behalf. As a result, we take these factors into consideration when voting, and, consistent with our fiduciary duty, vote proposals in a way we believe will increase shareholder value.

Easterly investment Partners LLC

Policy Statement

Introduction—This document sets forth the policies and procedures of Easterly Investment Partners LLC (“EIP” or “Adviser”) for voting proxies concerning securities held in the accounts of clients for whom EIP provides discretionary investment management services and for whom EIP has been granted the authority to vote proxies. EIP’s proxy voting policy and general guidelines (the “Proxy Policy”) will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues.

EIP will vote proxies as part of its authority to manage, acquire, and/or dispose of account assets. EIP will not vote proxies if the client, or in the case of an account governed by the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), the “named fiduciary,” has explicitly reserved the authority for itself. When voting proxies for client accounts, EIP’s primary objective is to make voting decisions in the best interests of the clients (including the plan beneficiaries and participants of ERISA clients). In fulfilling its obligations to clients, EIP will act in a manner deemed to be prudent and diligent and in a manner which is intended to enhance the economic value of the underlying securities held in client accounts. In certain situations, a client or its fiduciary may provide EIP with a statement of proxy voting policy. In these situations, EIP generally seeks to comply with the client’s or its fiduciary policy to the extent in the case of ERISA clients it would not be inconsistent with ERISA.

Department of Labor—Concerning the voting of proxies relating to securities held in an ERISA account, the Department of Labor has made it clear that a voting policy must be in place for recurring issues and consistent criteria must address that non-routine issues. However, the Department of Labor has stated that specific analysis on the issues of each proxy must still be performed. Distinctly identifying issues on an issuer’s proxy ballot and having a method to track recurring and non-routine issues are an important part of the process.

Proxy Governance—Broadridge Financial Solutions, Inc. (“BFS”) has been retained by EIP to provide research, vote execution, reporting, and recordkeeping services. BFS has, in turn, contracted with Glass Lewis & Co. (“GL”) for GL’s proxy research services. EIP will usually follow GL proxy voting recommendations unless EIP believes it is in the best interest of EIP’s clients to vote differently. This service provider may be replaced at any time by another third-party proxy voting service.

Voting Proxies for Foreign Companies—EIP primarily invests client assets in United States issuers, however, from time to time EIP may invest outside of the United States. While the proxy voting process is well established in the United States with a number of tools and services available to assist an investment manager, voting proxies of foreign companies may involve a number of logistical problems that may have a detrimental effect on EIP’ ability to vote such proxies. The logistical problems include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely and/or inadequate notice of shareholder meetings, (iii) restrictions on a foreigner’s ability to exercise votes,

(iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting, and (vi) requirements to provide local agents with power of attorney to facilitate EIP’ voting instructions.

While GL has been retained to assist EIP in voting our clients’ foreign proxies, such proxies are voted on a best-efforts basis given the above-mentioned logistical problems. Additionally, EIP may conduct a cost-benefit analysis in determining whether to attempt to vote its clients’ shares at a foreign company’s meeting. If a determination that the cost associated with the attempt to exercise its vote outweighs the benefit EIP believes its clients will derive by voting on the company’s proposal, EIP may decide not to attempt to vote at the meeting. EIP will usually not vote those proxies where “Share blocking” and/or registration of shares are a requirement to vote the shares. EIP believes this requirement could become a material impediment if, in EIP’ opinion, the shares need to be sold.

General Proxy Voting Guidelines

It is the policy EIP in voting proxies to consider and vote each proposal with the objective of maximizing long-term investment returns for its clients.

EIP will utilize the proxy voting guidelines set forth by GL as outlined in their yearly guidelines with respect to a wide range of matters. These guidelines address a range of issues, including corporate governance, executive compensation, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. EIP’s policies (as set forth below) do not follow the GL guidelines in all respects, and EIP may vote in a manner on a case by case basis that is contrary to the following general guidelines if it believes that such vote would be in the best interests of EIP’s clients. However, if a client has their own proxy voting guidelines, we will adhere to their policy and vote the proxy as set forth by the client absent ERISA restrictions.

While GL has been retained to assist EIP in voting its clients’ foreign proxies, such proxies are voted on a best-efforts basis given the above-mentioned logistical issues. Additionally, EIP may conduct a cost-benefit analysis in determining whether to attempt to vote its clients’ shares at a foreign company’s meeting. If it is determined that the cost associated with the attempt to exercise its vote outweighs the benefit EIP believes its clients will derive by voting on the company’s proposal, EIP may decide not to attempt to vote at the meeting.

EIP will follow GL’s Policy and Analysis methodology and voting recommendation. EIP has elected to use GL’s “management bias” proxy voting approach. Please refer to the attached document for additional information which is a concise summary of GL’s proxy voting guidelines employed by EIP. EIP at is discretion may vote differently than GL’s recommendation. Whenever this occurs, EIP will document for our files explaining the reason EIP is voting the shares accordingly. If GL does not have a recommendation or holdings are only related to Levin Family related accounts, EIP will vote in favor of management’s recommendation provided that there are no material conflicts of interests present. In limited circumstances, EIP may refrain from voting proxies where EIP believes that voting would be inappropriate taking into consideration the cost of voting the proxy and the anticipated benefit to the Funds and Managed Accounts.

Guidelines About Alternative Investment Strategies

Certain accounts, including affiliated investment vehicles, managed by EIP under alternative investment strategies may make investments with short-term investment horizons, which are transaction specific or are otherwise event driven. For this reason, the application of the above guidelines, which are geared towards achieving what is in the long-term best interests of shareholders, may not necessarily be in the best interest of clients of such alternative investment strategies. The employees of EIP responsible for making proxy voting decisions about such accounts may evaluate certain proposals on an individual basis and may depart from the general guidelines described above in voting on such proposals to best serve the financial interests of the clients of the strategy. As a result, EIP may from time to time cast different votes for different clients about the same proposal. In the case of conflicts of interest, however, the procedures outlined below under “Conflicts of Interest” will be followed about all accounts of EIP.

Conflicts of Interest

EIP is sensitive to conflicts of interest that may arise in the proxy decision-making process. Whenever a Portfolio Manager or Research Analyst recommends EIP vote differently than what GL recommends, a determination must be made to determine if any conflicts of interests exist. For example, conflicts of interest may arise when:

•	Proxy votes are solicited by an issuer who has an account relationship with EIP;

•	Proxy votes are solicited by an issuer that has a material business relationship with EIP;

•	A proponent of a proxy proposal has a business relationship with EIP (e.g., a pension fund or an employee group for which EIP manages money);

•	EIP has material business relationships with participants in proxy contests, corporate directors, or candidates; or

•	An employee of EIP may have a personal interest in the outcome of a particular matter.

These items are only examples; additional conflicts of interest may arise from time to time. All employees of EIP are required to communicate any potential conflicts of interest with the Compliance Department immediately.

It is the Firm’s policy to seek to resolve all conflicts of interest in the clients’ best interests. To ensure an unbiased decision on matters of conflict in situations, EIP will vote in accordance with recommendations provided by GL. Provided, however, that a portfolio manager with respect to an specific investment strategy may seek approval from the Compliance Department to vote differently from such recommendation if the manager believes that there is compelling evidence that voting differently would be in the best interests of the client. In situations where a client of the Firm requests to direct their vote, the client’s instructions will supersede all other policies absent ERISA exceptions. In situations where a client of EIP may have a relationship with an issuer or the proponent of a proposal, EIP may take such fact into votes on behalf of other clients.

Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

EIP shall maintain a Proxy Voting Committee to review and address conflicts of interest brought to its attention. The Proxy Voting Committee shall be comprised of The President, CEO, COO, CCO, and the Head Trader. The Proxy voting committee shall meet as needed with no determined schedule.

All conflicts of interest identified under the procedures outlined in this Policy and Procedures must be brought to the attention of the Proxy Voting Committee. The Proxy Voting Committee shall determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence or appear to influence, EIP’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. EIP Compliance Department shall maintain a written record of all determinations made by the Proxy Voting Committee.

If the Proxy Voting Committee determines that a conflict of interest is not material, EIP may vote proxies notwithstanding the existence of the conflict. If the Proxy Voting Committee determines that a conflict of interest is material, the Proxy Voting Committee shall determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.. Such methods may include:

1.	In the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process concerning such proxy vote; or

2.	Such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*

*

Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Voting Committee may resolve such conflict of interest by satisfying itself that EIP’s proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.

Loomis Sayles & Company, L.P.

1.	General

A.	Introduction

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) will vote proxies on behalf of a client if, in its investment management agreement (“IMA”) with Loomis Sayles, the client has delegated to Loomis Sayles the authority to vote proxies on its behalf. With respect to IMAs executed with clients prior to June 30, 2004, Loomis Sayles assumes that the proxy voting authority assigned by Loomis Sayles at account setup is accurate unless the client or their representative has instructed Loomis Sayles otherwise. Loomis Sayles has adopted and implemented these policies and procedures (“Proxy Voting Procedures”) to ensure that, where it has voting authority, proxy matters are handled in the best interest of clients, in accordance with Loomis Sayles’ fiduciary duties, SEC rule 206(4)-6 under the Investment Advisers Act of 1940 and Staff Legal Bulletin No. 20 (June 30, 2014). In addition to SEC requirements governing advisers, its Proxy Voting Procedures reflect the fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 2016-01, 29 C.F.R. 2509.2016-01 (December 29, 2016).

Loomis Sayles uses the services of third parties (“Proxy Voting Service(s)”), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.

B.	General Guidelines

The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.

1.

Client’s Best Interest. Loomis Sayles’ Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients. When considering the best interest of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. Loomis Sayles has established its Proxy Voting Procedures to assist it in making its proxy voting decisions with a view to enhancing the value of its clients’ interests in an issuer over the period during which it expects its clients to hold their investments (taking into account the costs involved). Loomis Sayles will vote against proposals that it believes could adversely impact the current or potential market value of the issuer’s securities during the expected holding period.

2.

Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (1) retain the authority to vote proxies on securities in its account, (2) delegate voting authority to another party or (3) instruct Loomis Sayles to vote proxies according to a policy that differs from that of Loomis Sayles. Loomis Sayles will honor any of these instructions if the client includes the instruction in writing in its IMA or in a written instruction from a person authorized under the IMA to give such instructions. If Loomis incurs additional costs or expenses in following any such instruction, Loomis may request payment of such additional costs or expenses from the client.

3.

Stated Policies. These policies identify issues where Loomis Sayles will (1) generally vote in favor of a proposal, (2) generally vote against a proposal, (3) generally vote as recommended by the proxy voting service and (4) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote.

4.

Abstain from Voting. Our policy is to vote rather than abstain from voting on issues presented unless the client’s best interest requires abstention. Loomis Sayles will abstain in cases where the impact of the expected costs involved in voting exceeds the expected benefits of the vote such as where foreign corporations follow share-blocking practices or where proxy material is not available in English. Loomis Sayles will vote against ballot issues where the issuer does not provide sufficient information to make an informed decision. In addition, there may be instances where Loomis Sayles is not able to vote proxies on a client’s behalf, such as when ballot delivery instructions have not been processed by a client’s custodian, the Proxy Voting Service has not received a ballot for a client’s account or under other circumstances beyond Loomis Sayles’ control.

5.

Oversight. All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security, and will be voted in the best investment interests of the client. All routine for and against issues will be voted according to Loomis Sayles’ policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security. Loomis Sayles’ Proxy Committee has established these routine policies in what it believes are the client’s best interests.

6.

Availability of Procedures. Upon request, Loomis Sayles provides clients with a copy of its Proxy Voting Procedures, as updated from time to time. In addition, Loomis Sayles includes its Proxy Voting Procedures and/or a description of its Proxy Voting Procedures on its public website, www.loomissayles.com, and in its Form ADV, Part II.

7.

Disclosure of Vote. Upon request, a client can obtain information from Loomis Sayles on how its proxies were voted. Any client interested in obtaining this information should contact its Loomis Sayles representatives.

8.

Disclosure to Third Parties. Loomis Sayles’ general policy is not to disclose to third parties how it (or its voting delegate) voted a client’s proxy except that for registered investment companies, Loomis Sayles makes disclosures as required by Rule 30(b)(1)-(4) under the Investment Company Act of 1940 and, from time to time at the request of client groups, Loomis may make general disclosures (not specific as to client) of its voting instructions.

C.	Proxy Committee

1.

Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of representatives of the Equity Research department and the Legal & Compliance department and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, his or her designee acts on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member’s successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with the vote of proxies.

2.	Duties. The specific responsibilities of the Proxy Committee include,

a.	to develop, authorize, implement and update these Proxy Voting Procedures, including:

(i)	annual review of these Proxy Voting Procedures to ensure consistency with internal policies and regulatory agency policies,

(ii)	annual review of existing voting guidelines and development of additional voting guidelines to assist in the review of proxy proposals, and

(iii)	annual review of the proxy voting process and any general issues that relate to proxy voting;

b.	to oversee the proxy voting process, including:

(i)	overseeing the vote on proposals according to the predetermined policies in the voting guidelines,

(ii)	directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration,

(iii)	consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate, and

(iv)	periodically sampling or engaging an outside party to sample proxy votes to ensure they comply with the Proxy Voting Procedures and are cast in accordance with the clients’ best interests;

c.	to engage and oversee third-party vendors, such as Proxy Voting Services, including:

(i)	determining whether a Proxy Voting Service has the capacity and competency to adequately analyze proxy issues by considering:

(a)	the adequacy and quality of the Proxy Voting Service’s staffing and personnel, and

(b)

the robustness of the Proxy Voting Service’s policies and procedures regarding its ability to ensure that its recommendations are based on current and accurate information and to identify and address any relevant conflicts of interest,

(ii)	providing ongoing oversight of Proxy Voting Services to ensure that proxies continue to be voted in the best interests of clients,

(iii)	receiving and reviewing updates from Proxy Voting Services regarding relevant business changes or changes to Proxy Voting Services’ conflict policies and procedures, and

(iv)

in the event that the Proxy Committee becomes aware that a Proxy Voting Service’s recommendation was based on a material factual error, investigating the error, considering the nature of the error and the related recommendation, and determining whether the Proxy Voting Service has taken reasonable steps to reduce the likelihood of similar errors in the future; and

d.	to develop and/or modify these Proxy Voting Procedures as appropriate or necessary.

3.	Standards.

a.

When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client’s best interest as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.

b.

When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.

4.

Charter. The Proxy Committee may adopt a Charter, which shall be consistent with these Proxy Voting Procedures. Any Charter shall set forth the Committee’s purpose, membership and operation and shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal (e.g., he or she is a portfolio manager for an account of the issuer).

D.	Conflicts of Interest

Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients’ best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures. Second, where these Proxy Voting Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services’ recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

E.	Recordkeeping and Disclosure

Loomis Sayles or its Proxy Voting Service will maintain records of proxies voted pursuant to Section 204-2 of the Advisers Act. The records include: (1) a copy of its Proxy Voting Procedures and its charter; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles’ written response to any (written or oral) client request for such records.

Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.

Loomis Sayles will provide disclosure of its Proxy Voting Procedures as well as its voting record as required under applicable SEC rules.

2.	Proposals Usually Voted For

Proxies involving the issues set forth below generally will be voted FOR.

Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock. Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.

Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Authority to Issue Shares: Vote for proposals by boards to authorize the issuance of shares (with or without preemptive rights) to the extent the size of the proposed issuance in proportion to the issuer’s issued ordinary share capital is consistent with industry standards and the recommendations of the issuer’s board and the Proxy Voting Service are in agreement. Review on a case-by-case basis proposals that do not meet the above criteria.

Blank Check Preferred Authorization:

A.

Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.

B.

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

C.	Review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

Chairman and CEO are the Same Person: Vote for proposals that would require the positions of chairman and CEO to be held by different persons.

Changing Corporate Name: Vote for changing the corporate name.

Confidential Voting: Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.

Cumulative Voting: Vote for proposals to permit cumulative voting, except where the issuer already has in place a policy of majority voting.

Delivery of Electronic Proxy Materials: Vote for proposals to allow electronic delivery of proxy materials to shareholders.

Director Nominees in Uncontested Elections:

A.

Vote for proposals involving routine matters such as election of directors, provided that two-thirds of the directors would be independent and affiliated or inside nominees do not serve on any board committee.

B.

Vote against nominees that are CFOs and, generally, against nominees that the Proxy Voting Service has identified as not acting in the best interest of shareholders. Vote against nominees that have attended less than 75% of board and committee meetings, unless a reasonable cause (e.g., health or family emergency) for the absence is noted and accepted by the Proxy Voting Service and the board. Vote against affiliated or inside nominees who serve on a board committee or if two thirds of the board would not be independent. Vote against governance or nominating committee members if there is no independent lead or presiding director and if the CEO and chairman are the same person. Generally, vote against audit committee members if auditor ratification is not proposed, except in cases involving mutual fund board members, who are not required to submit auditor ratification for shareholder approval pursuant to Investment Company Act of 1940 rules. Vote against compensation committee members when the Proxy Voting Service recommends a vote against the issuer’s “say on pay” advisory vote. A recommendation of the Proxy Voting Service will generally be followed when electing directors of foreign companies.

C.

Generally, vote against all members of a board committee and not just the chairman or a representative thereof in situations where the Proxy Voting Service finds that the board committee has not acted in the best interest of shareholders.

D.	Vote as recommended by the Proxy Voting Service when directors are being elected as a slate and not individually.

Director Related Compensation: Vote for proposals that are required by and comply with the applicable statutory or listing requirements governing the issuer. Review on a case-by- case basis all other proposals.

Election of Mutual Fund Trustees: Vote for nominees who oversee less than 60 mutual fund portfolios. Vote against nominees who oversee 60 or more mutual fund portfolios that invest in substantially different asset classes (e.g., if the applicable portfolios include both fixed income funds and equity funds). Vote on a case-by-case basis for or against nominees who oversee 60 or more mutual fund portfolios that invest in substantially similar asset classes (e.g., if the applicable portfolios include only fixed income funds or only equity funds).

Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Fair Price Provisions:

A.	Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

B.	Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

Golden and Tin Parachutes:

A.	Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.

B.	Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

Greenshoe Options (French issuers only): Vote for proposals by boards of French issuers in favor of greenshoe options that grant the issuer the flexibility to increase an over-subscribed securities issuance by up to 15% so long as such increase takes place on the same terms and within thirty days of the initial issuance, provided that the recommendation of the issuer’s board and the Proxy Voting Service are in agreement. Review on a case-by-case basis proposals that do not meet the above criteria.

Independent Audit, Compensation and Nominating Committees: Vote for proposals requesting that the board audit, compensation and/or nominating committees include independent directors exclusively.

Independent Board Chairman:

A.

Vote for shareholder proposals that generally request the board to adopt a policy requiring its chairman to be “independent,” as defined by a relevant exchange or market with respect to any issuer whose enterprise value is, according to the Proxy Voting Service, greater than or equal to $10 billion.

B.	Vote such proposals on a case-by-case basis when, according to the Proxy Voting Service, the issuer’s enterprise value is less than $10 billion.

Majority Voting: Vote for proposals to permit majority rather than plurality or cumulative voting for the election of directors/trustees.

OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:

A.

Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

B.	Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

C.	Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

D.

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

Ratifying Auditors:

A.	Generally vote for proposals to ratify auditors.

B.

Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position. In general, if non-audit fees amount to 35% or more of total fees paid to a company’s auditor we will vote against ratification and against the members of the audit committee.

C.	Vote against ratification of auditors and vote against members of the audit committee where it is known that an auditor has negotiated an alternative dispute resolution procedure.

Reverse Stock Splits: Vote for management proposals to reduce the number of outstanding shares available through a reverse stock split.

Right to Adjourn: Vote for the right to adjourn in conjunction with a vote for a merger or acquisition or other proposal, and vote against the right to adjourn in conjunction with a vote against a merger or acquisition or other proposal.

Right to Call a Special Meeting: Vote for proposals that set a threshold of 10% of the outstanding voting stock as a minimum percentage allowable to call a special meeting of shareholders. Vote against proposals that increase or decrease the threshold from 10%.

Share Cancellation Programs: Vote for management proposals to reduce share capital by means of cancelling outstanding shares held in the issuer’s treasury.

Shareholder Ability to Alter the Size of the Board:

A.	Vote for proposals that seek to fix the size of the board.

B.	Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

Shareholder Ability to Remove Directors: Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.

Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends: Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.

White Squire Placements: Vote for shareholder proposals to require shareholder approval of blank check preferred stock issues.

Written Consent: Vote for proposals regarding the right to act by written consent when the Proxy Voting Service recommends a vote for the proposal. Proposals regarding the right to act by written consent where the Proxy Voting Service recommends a vote against will be sent to the Proxy Committee for determination.

3.	Proposals Usually Voted Against

Proxies involving the issues set forth below generally will be voted AGAINST.

Common Stock Authorization: Vote against proposed common stock authorizations that increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.

Director and Officer Indemnification and Liability Protection:

A.

Proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond just legal expenses to acts, such as gross negligence, that are more serious violations of fiduciary obligations than mere carelessness.

B.

Vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (ii) only if the director’s legal expenses would be covered.

Exclusive Forum Provisions: Vote against proposals mandating an exclusive forum for any shareholder lawsuits. Vote against the members of the issuer’s governance committee in the event of a proposal mandating an exclusive forum without shareholder approval.

Overboarded Executive Officer Director Nominees: Vote for an executive officer director nominee that sits on less than three company boards. Vote against an executive officer director nominee that sits on three or more company boards. A recommendation of the Proxy Voting Service will generally be followed.

Shareholder Ability to Act by Written Consent: Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Shareholder Ability to Call Special Meetings: Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Shareholder Ability to Remove Directors:

A.	Vote against proposals that provide that directors may be removed only for cause.

B.	Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Share Retention by Executives: Generally vote against shareholder proposals requiring executives to retain shares of the issuer for fixed periods unless the board and the Proxy Voting Service recommend voting in favor of the proposal.

Staggered Director Elections: Vote against proposals to classify or stagger the board.

Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

Supermajority Shareholder Vote Requirements: Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Term of Office: Vote against shareholder proposals to limit the tenure of outside directors. Unequal Voting Rights:

A.	Vote against dual class exchange offers and dual class recapitalizations.

B.	Vote, on a case-by-case basis, proposals to eliminate an existing dual class voting structure.

4.	Proposals Usually Voted as Recommended by the Proxy Voting Service

Proxies involving compensation issues, not limited to those set forth below, generally will be voted as recommended by the Proxy Voting Service but may, in the consideration of the Proxy Committee, be reviewed on a case-by-case basis.

401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.

Compensation Plans: Votes with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.

Employee Stock Ownership Plans (“ESOPs”): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares). A recommendation of the Proxy Voting Service will generally be followed.

Executive Compensation Advisory Resolutions (“Say-on-Pay”): A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A.	Vote for shareholder proposals to permit non-binding advisory votes on executive compensation.

B.	Non-binding advisory votes on executive compensation will be voted as recommended by the Proxy Voting Service.

C.	Vote for an annual review of executive compensation.

Non-Material Miscellaneous Bookkeeping Proposals: A recommendation of the Proxy Voting Service will generally be followed regarding miscellaneous bookkeeping proposals of a non-material nature.

Preemptive Rights: Votes with respect to preemptive rights generally will be voted as recommended by the Proxy Voting Service subject to Common Stock Authorization requirements above.

Proxy Access: A recommendation of the Proxy Voting Service will generally be followed with regard to proposals intended to grant shareholders the right to place nominees for director on the issuer’s proxy ballot (“Proxy Access”). The nominating shareholder(s) should hold, in aggregate, at least 3% of the voting shares of the issuer for at least three years, and be allowed to nominate up to 25% of the nominees. All other proposals relating to Proxy Access will be reviewed on a case-by-case basis.

Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A.	Vote against plans which expressly permit repricing of underwater options.

B.	Vote against proposals to make all stock options performance based.

C.	Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.

D.	Vote for proposals that request expensing of stock options.

Technical Amendments to By-Laws: A recommendation of the Proxy Voting Service will generally be followed regarding technical or housekeeping amendments to by-laws or articles designed to bring the by-laws or articles into line with current regulations and/or laws.

5.	Proposals Requiring Special Consideration

The Proxy Committee will vote proxies involving the issues set forth below generally on a case-by-case basis after review. Proposals on many of these types of matters will typically be reviewed with the analyst following the company before any vote is cast.

Asset Sales: Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Bundled Proposals: Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Charitable and Political Contributions and Lobbying Expenditures: Votes on proposals regarding charitable contributions, political contributions, and lobbying expenditures, should be considered on a case-by-case basis. Votes for UK issuers concerning political contributions will be voted for if the issuer states that (a) it does not intend to make any political donations or incur any expenditures in respect to any political party in the EU; and (b) the proposal is submitted to ensure that the issuer does not inadvertently breach the Political Parties, Elections and Referendums Act 2000 and sections 366 and 367 of the Companies Act 2006.

Compensation in the Event of a Change in Control: Votes on proposals regarding executive compensation in the event of a change in control of the issuer should be considered on a case-by-case basis.

Conversion of Debt Instruments: Votes on the conversion of debt instruments should be considered on a case-by-case basis after the recommendation of the relevant Loomis Sayles equity or fixed income analyst is obtained.

Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.

Counting Abstentions: Votes on proposals regarding counting abstentions when calculating vote proposal outcomes should be considered on a case-by-case basis.

Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues: Dilution—How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control—Will the transaction result in a change in control of the company? Bankruptcy – Loomis Sayles’ Corporate Actions Department is responsible for consents related to bankruptcies and debt holder consents related to restructurings.

Delisting a Security: Review on a case-by-case basis all proposals to delist a security from an exchange.

Director Nominees in Contested Elections: Votes in a contested election of directors or vote no campaign must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Disclosure of Prior Government Service: Review on a case-by-case basis all proposals to disclose a list of employees previously employed in a governmental capacity.

Environmental and Social Issues: Proxies involving social and environmental issues, not limited to those set forth below, frequently will be voted as recommended by the Proxy Voting Service but may, in the consideration of the Proxy Committee, be reviewed on a case-by-case basis if the Proxy Committee believes that a particular proposal (i) could have a significant impact on an industry or issuer (ii) is appropriate for the issuer and the cost to implement would not be excessive, (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk or (iv) is otherwise appropriate for the issuer.

Loomis Sayles will consider whether such proposals are likely to enhance the value of the client’s investments after taking into account the costs involved, and will not subordinate the economic interests of the client to unrelated objectives, but may consider collateral goals.

Animal Rights: Proposals that deal with animal rights.

Energy and Environment: Proposals that request companies to file the CERES Principles.

Equal Employment Opportunity and Discrimination: Proposals regarding equal employment opportunities and discrimination.

Human Resources Issues: Proposals regarding human resources issues.

Maquiladora Standards and International Operations Policies: Proposals relating to the Maquiladora Standards and international operating policies.

Military Business: Proposals on defense issues.

Northern Ireland: Proposals pertaining to the MacBride Principles.

Product Integrity and Marketing: Proposals that ask companies to end their production of legal, but socially questionable, products.

Third World Debt Crisis: Proposals dealing with third world debt.

Golden Coffins: Review on a case-by-case basis all proposals relating to the obligation of an issuer to provide remuneration or awards to survivors of executives payable upon such executive’s death.

Greenmail:

A.	Vote for proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

B.	Review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Liquidations: Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

Mutual Fund Distribution Agreements: Votes on mutual fund distribution agreements should be evaluated on a case-by- case basis.

Mutual Fund Fundamental Investment Restrictions: Votes on amendments to a mutual fund’s fundamental investment restrictions should be evaluated on a case-by-case basis.

Mutual Fund Investment Advisory Agreement: Votes on mutual fund investment advisory agreements should be evaluated on a case-by-case basis.

Poison Pills:

A.	Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

B.	Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.

C.	Review on a case-by-case basis management proposals to ratify a poison pill.

Proxy Access: Proposals to allow shareholders to nominate their own candidates for seats on a board should be evaluated on a case-by-case basis.

Proxy Contest Defenses: Generally, proposals concerning all proxy contest defenses should be evaluated on a case-by- case basis.

Reimburse Proxy Solicitation Expenses: Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

Reincorporation Proposals: Proposals to change a company’s domicile should be examined on a case-by-case basis.

Shareholder Advisory Committees: Review on a case-by-case basis proposals to establish a shareholder advisory committee.

Shareholder Proposals to Limit Executive and Director Pay:

A.	Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

B.

Review on a case-by-case basis (i) all shareholder proposals that seek to limit executive and director pay and (ii) all advisory resolutions on executive pay other than shareholder resolutions to permit such advisory resolutions. Vote against proposals to link all executive or director variable compensation to performance goals.

Spin-offs: Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Tender Offer Defenses: Generally, proposals concerning tender offer defenses should be evaluated on a case-by-case basis.

Transition Manager Ballots: Any ballot received by Loomis Sayles for a security that was held for a client by a Transition Manager prior to Loomis Sayles’ management of the client’s holdings will be considered on a case-by case basis by the Proxy Committee (without the input of any Loomis Sayles analyst or portfolio manager) if such security is no longer held in the client’s account with Loomis Sayles.

Massachusetts Financial Services Company

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, MFS Investment Management (Canada) Limited, MFS Investment Management Company (Lux) S.à r.l., MFS International Singapore Pte. Ltd., MFS Investment Management K.K., MFS International Australia Pty. Ltd.;

and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the pooled investment vehicles sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A.	Voting Guidelines;

B.	Administrative Procedures;

C.	Records Retention; and

D.	Reports.

A.	VOTING GUIDELINES

1.	General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.

MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal.

Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

While MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client portfolios, MFS may vote differently on the matter for different client portfolios under certain circumstances. One reason why MFS may vote differently is if MFS has received explicit voting instructions to vote differently from a client for its own account. Likewise, MFS may vote differently if the portfolio management team responsible for a particular client account believes that a different voting instruction is in the best long-term economic interest of such account.

From time to time, MFS may receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these MFS Proxy Voting Policies and Procedures and revises them as appropriate, in MFS’ sole judgment.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

MFS is also a signatory to the Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

2.	MFS’ Policy on Specific Issues

Election of Directors

MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) consist entirely of “independent” directors. While MFS generally supports the board’s nominees in uncontested or non- contentious elections, we will not support a nominee to a board of a U.S. issuer (or issuer listed on a U.S. exchange) if, as a result of such nominee being elected to the board, the board would consist of a simple majority of members who are not “independent” or, alternatively, the compensation, nominating (including instances in which the full board serves as the compensation or nominating committee) or audit committees would include members who are not “independent.” Likewise, we will evaluate nominees for a board of a U.S. issuer with a lead independent director whose overall tenure on the board exceeds twenty (20) years on a case-by-case basis.

MFS will also not support a nominee to a board if we can determine that he or she attended less than 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other company communications. In addition, MFS may not support some or all nominees standing for re-election to a board if we can determine: (1) the board or its compensation committee has re-priced or exchanged underwater stock options since the last annual meeting of shareholders and without shareholder approval; (2) the board or relevant committee has not taken adequately responsive action to an issue that received majority support or opposition from shareholders; (3) the board has implemented a poison pill without shareholder approval since the last annual meeting and such poison pill is not on the subsequent shareholder meeting’s agenda, (including those related to net-operating loss carry-forwards); (4) the board or relevant committee has failed to adequately oversee risk by allowing the hedging and/or significant pledging of company shares by executives; or (5) there are governance concerns with a director or issuer.

MFS also believes that a well-balanced board with diverse perspectives is a foundation for sound corporate governance. MFS will generally vote against the chair of the nominating and governance committee or equivalent position at any U.S., Canadian or European company whose board is comprised of less than 15% female directors. MFS may consider, among other factors, whether the company is transitioning towards increased board gender diversity in determining MFS’ final voting decision. While MFS’ guideline currently pertains to U.S., Canadian and European companies, we generally believe greater female representation on boards is needed globally. As a result, we may increase the minimum percentage of gender diverse directors on company boards and/or expand our policy to other markets to reinforce this expectation.

MFS believes that the size of the board can have an effect on the board’s ability to function efficiently. While MFS evaluates board size on a case-by-case basis, we will typically vote against the chair of the nominating and governance committee in instances where the size of the board is greater than sixteen (16) members.

For a director who is not a CEO of a public company, MFS will vote against a nominee who serves on more than four (4) public company boards in total. For a director who is also a CEO of a public company, MFS will vote against a nominee who serves on more than two (2) public-company boards in total. MFS may consider exceptions to this policy if: the company has disclosed the director’s plans to step down from the number of public company boards exceeding four (4) or two (2), as applicable, within a reasonable time; or (ii) the director exceeds the permitted number of public company board seats solely due to either his/her board service on an affiliated company (e.g., a subsidiary), or service on more than one investment company within the same investment company complex (as defined by applicable law). With respect to a director who serves as a CEO of a public company, MFS will support his or her re-election to the board of the company for which he or she serves as CEO.

MFS may not support certain board nominees of U.S. issuers under certain circumstances where MFS deems compensation to be egregious due to pay-for-performance issues and/or poor pay practices. Please see the section below titled “MFS’ Policy on Specific Issues—Advisory Votes on Executive Compensation” for further details.

MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of all nominees, and an evaluation of what each side is offering shareholders.

Majority Voting and Director Elections

MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”).

Classified Boards

MFS generally supports proposals to declassify a board (i.e., a board in which only one-third of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies.

Proxy Access

MFS believes that the ability of qualifying shareholders to nominate a certain number of directors on the company’s proxy statement (“Proxy Access”) may have corporate governance benefits. However, such potential benefits must be balanced by its potential misuse by shareholders. Therefore, we support Proxy Access proposals at U.S. issuers that establish an ownership criteria of 3% of the company held continuously for a period of 3 years. In our view, such qualifying shareholders should have the ability to nominate at least 2 directors. Companies should be mindful of imposing any undue impediments within its bylaws that may render Proxy Access impractical, including re-submission thresholds for director nominees via Proxy Access.

MFS analyzes all other proposals seeking Proxy Access on a case-by-case basis. In its analysis, MFS will consider the proposed ownership criteria for qualifying shareholders (such as ownership threshold and holding period) as well as the proponent’s rationale for seeking Proxy Access.

Stock Plans

MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or that could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year. In the cases where a stock plan amendment is seeking qualitative changes and not additional shares, MFS will vote its shares on a case-by-case basis.

MFS also opposes stock option programs that allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval. MFS also votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted. MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

Shareholder Proposals on Executive Compensation

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. However, MFS also recognizes that certain executive compensation practices can be “excessive” and not in the best, long-term economic interest of a company’s shareholders. We believe that the election of an issuer’s board of directors (as outlined above), votes on stock plans (as outlined above) and advisory votes on pay (as outlined below) are typically the most effective mechanisms to express our view on a company’s compensation practices.

MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain some flexibility to determine the appropriate pay package for executives. Although we support linking executive stock option grants to a company’s performance, MFS also opposes shareholder proposals that mandate a link of performance-based pay to a specific metric. MFS generally supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a satisfactory policy on the matter, expressly prohibit the backdating of stock options, and (iii) prohibit the acceleration of vesting of equity awards upon a broad definition of a “change-in-control” (e.g., single or modified single-trigger).

Advisory Votes on Executive Compensation

MFS will analyze advisory votes on executive compensation on a case-by-case basis. MFS will vote against an issuer’s executive compensation practices if MFS determines that such practices are excessive or include incentive metrics or structures that are poorly aligned with the best, long-term economic interest of a company’s shareholders. MFS will vote in favor of executive compensation practices if MFS has not determined that these practices are excessive or that the practices include incentive metrics or structures that are poorly aligned with the best, long-term economic interest of a company’s shareholders. Examples of excessive executive compensation practices or poorly aligned incentives may include, but are not limited to, a pay-for-performance disconnect, a set of incentive metrics or a compensation plan structure that MFS believes may lead to a future pay-for-performance disconnect, employment contract terms such as guaranteed bonus provisions, unwarranted pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, significant perquisites, or the potential reimbursement of excise taxes to an executive in regards to a severance package. In cases where MFS (i) votes against consecutive advisory pay votes, or (ii) determines that a particularly egregious excessive executive compensation practice has occurred, then MFS may also vote against certain or all board nominees. MFS may also vote against certain or all board nominees if an advisory pay vote for a U.S. issuer is not on the agenda, or the company has not implemented the advisory vote frequency supported by a plurality/majority of shareholders.

MFS generally supports proposals to include an advisory shareholder vote on an issuer’s executive compensation practices on an annual basis.

“Golden Parachutes”

From time to time, MFS may evaluate a separate, advisory vote on severance packages or “golden parachutes” to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will support an advisory vote on a severance package on a case-by-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition.

Shareholders of companies may also submit proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.

Anti-Takeover Measures

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

While MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” on a case-by-case basis, MFS generally votes against such anti-takeover devices. MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills.” MFS will also consider, on a case-by-case basis, proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

MFS will consider any poison pills designed to protect a company’s net-operating loss carryforwards on a case-by- case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates.

Proxy Contests

From time to time, a shareholder may express alternative points of view in terms of a company’s strategy, capital allocation, or other issues. Such shareholder may also propose a slate of director nominees different than the slate of director nominees proposed by the company (a “Proxy Contest”). MFS will analyze Proxy Contests on a case-by-case basis, taking into consideration the track record and current recommended initiatives of both company management and the dissident shareholder(s). Like all of our proxy votes, MFS will support the slate of director nominees that we believe is in the best, long-term economic interest of our clients.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is not in the best long-term economic interests of its clients, then MFS may vote against management (e.g., the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).

Issuance of Stock

There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under “Stock Plans,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 10-15% as described above), MFS generally votes against the plan. In addition, MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive or not warranted.

Repurchase Programs

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Cumulative Voting

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders.

Written Consent and Special Meetings

The right to call a special meeting or act by written consent can be a powerful tool for shareholders. As such, MFS supports proposals requesting the right for shareholders who hold at least 10% of the issuer’s outstanding stock to call a special meeting. MFS also supports proposals requesting the right for shareholders to act by written consent.

Independent Auditors

MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non-audit services by a company’s auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.

Other Business

MFS generally votes against “other business” proposals as the content of any such matter is not known at the time of our vote.

Adjourn Shareholder Meeting

MFS generally supports proposals to adjourn a shareholder meeting if we support the other ballot items on the meeting’s agenda. MFS generally votes against proposals to adjourn a meeting if we do not support the other ballot items on the meeting’s agenda.

Environmental, Social and Governance (“ESG”) Issues

MFS believes that a company’s ESG practices may have an impact on the company’s long-term economic financial performance and will generally support proposals relating to ESG issues that MFS believes are in the best long-term economic interest of the company’s shareholders. For those ESG proposals for which a specific policy has not been adopted, MFS considers such ESG proposals on a case-by-case basis. As a result, it may vote similar proposals differently at various shareholder meetings based on the specific facts and circumstances of such proposal.

MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders (i.e., anti-takeover measures) or that seek to enhance shareholder rights. Many of these governance-related issues, including compensation issues, are outlined within the context of the above guidelines. In addition, MFS typically supports proposals that require an issuer to reimburse successful dissident shareholders (who are not seeking control of the company) for reasonable expenses that such dissident incurred in soliciting an alternative slate of director candidates. MFS also generally supports reasonably crafted shareholder proposals requesting increased disclosure around the company’s use of collateral in derivatives trading. MFS typically supports proposals for an independent board chairperson. However, we may not support such proposals if we determine there to be an appropriate and effective counter-balancing leadership structure in place (e.g., a strong, independent lead director with an appropriate level of powers and duties). For any governance-related proposal for which an explicit guideline is not provided above, MFS will consider such proposals on a case-by-case basis and will support such proposals if MFS believes that it is in the best long-term economic interest of the company’s shareholders.

MFS generally supports proposals that request disclosure on the impact of environmental issues on the company’s operations, sales, and capital investments. However, MFS may not support such proposals based on the facts and circumstances surrounding a specific proposal, including, but not limited to, whether (i) the proposal is unduly costly, restrictive, or burdensome, (ii) the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that environmental matters pose to the company’s operations, sales and capital investments, or (iii) the proposal seeks a level of disclosure that exceeds that provided by the company’s industry peers. MFS will analyze all other environmental proposals on a case-by-case basis and will support such proposals if MFS believes such proposal is in the best long-term economic interest of the company’s shareholders.

MFS will analyze social proposals on a case-by-case basis. MFS will support such proposals if MFS believes that such proposal is in the best long-term economic interest of the company’s shareholders. Generally, MFS will support shareholder proposals that (i) seek to amend a company’s equal employment opportunity policy to prohibit discrimination based on sexual orientation and gender identity; and (ii) request additional disclosure regarding a company’s political contributions (including trade organizations and lobbying activity) (unless the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that such contributions pose to the company’s operations, sales and capital investments).

The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

Foreign Issuers

MFS generally supports the election of a director nominee standing for re-election in uncontested or non-contentious elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. In such circumstances, we will vote against director nominee(s).

Also, certain markets outside of the U.S. have adopted best practice guidelines relating to corporate governance matters (e.g., the United Kingdom’s and Japan Corporate Governance Codes). Many of these guidelines operate on a “comply or explain” basis. As such, MFS will evaluate any explanations by companies relating to their compliance with a particular corporate governance guideline on a case-by-case basis and may vote against the board nominees or other relevant ballot item if such explanation is not satisfactory. While we incorporate market best practice guidelines and local corporate governance codes into our decision making for certain foreign issuers, we may apply additional standards than those promulgated in a local market if we believe such approach will advance market best practices. Specifically, in the Japanese market we will generally vote against certain director nominees where the board is not comprised of at least one-third independent directors as determined by MFS in its sole discretion. In some circumstances, MFS may submit a vote to abstain from certain director nominees or the relevant ballot items if we have concerns with the nominee or ballot item, but do not believe these concerns rise to the level where a vote against is warranted.

MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent.

Some international markets have also adopted mandatory requirements for all companies to hold shareholder votes on executive compensation. MFS will vote against such proposals if MFS determines that a company’s executive compensation practices are excessive, considering such factors as the specific market’s best practices that seek to maintain appropriate pay-for-performance alignment and to create long-term shareholder value. We may alternatively submit an abstention vote on such proposals in circumstances where our executive compensation concerns are not as severe.

Many other items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted with management) for foreign issuers include, but are not limited to, the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs (absent any anti-takeover or other concerns). MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision. For any ballot item where MFS wishes to express a more moderate level of concern than a vote of against, we will cast a vote to abstain.

In accordance with local law or business practices, some foreign companies or custodians prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

From time to time, governments may impose economic sanctions which may prohibit us from transacting business with certain companies or individuals. These sanctions may also prohibit the voting of proxies at certain companies or on certain individuals. In such instances, MFS will not vote at certain companies or on certain individuals if it determines that doing so is in violation of the sanctions.

In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, untimely vote cut-off dates, power of attorney and share re- registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best efforts basis in the context of the guidelines described above.

Mergers, Acquisitions & Other Special Transactions

MFS considers proposals with respect to mergers, acquisitions, sale of company assets, share and debt issuances and other transactions that have the potential to affect ownership interests on a case-by-case basis.

B.	ADMINISTRATIVE PROCEDURES

1.	MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment and Client Support Departments as well as members of the investment team. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.

Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions);

c.	Considers special proxy issues as they may arise from time to time; and

d.	Determines engagement priorities and strategies with respect to MFS’ proxy voting activities

2.	Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.1 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

[1]

For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions); (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.

Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Distributor and Client List”);

b.

If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.

If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.

For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.

For instances where MFS is evaluating a director nominee who also serves as a director/trustee of the MFS Funds, then the MFS Proxy Voting Committee will adhere to the procedures described in section (d) above regardless of whether the portfolio company appears on our Significant Distributor and Client List.

If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively “Sun Life”), MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that a client instruction is unavailable pursuant to the recommendations of Institutional Shareholder Services, Inc.’s (“ISS”) benchmark policy, or as required by law. Likewise, if an MFS client has the right to vote on a matter submitted to shareholders by a public company for which an MFS Fund director/trustee serves as an executive officer, MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that client instruction is unavailable pursuant to the recommendations of ISS or as required by law.

Except as described in the MFS Fund’s Prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS (excluding those vehicles for which MFS’ role is primarily portfolio management and is overseen by another investment adviser), MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.

3.	Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”).

Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots. When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.

4.	Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee or its representatives considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. MFS uses its own internal research, the research of Proxy Administrators and/or other third party research tools and vendors to identify (i) circumstances in which a board may have approved an executive compensation plan that is excessive or poorly aligned with the portfolio company’s business or its shareholders, (ii) environmental and social proposals that warrant further consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices. In those situations where the only MFS Fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will utilize research from Glass Lewis to identify such issues. MFS analyzes such issues independently and does not necessarily vote with the ISS or Glass Lewis recommendations on these issues. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

For certain types of votes (e.g., mergers and acquisitions, proxy contests and capitalization matters), a member of the proxy voting team will seek a recommendation from the MFS investment analyst and/or portfolio managers.2 For certain other votes that require a case-by-case analysis per the MFS Proxy Policies (e.g., potentially excessive executive compensation issues, or certain shareholder proposals), a member of the proxy voting team will likewise consult with MFS investment analysts and/or portfolio managers.2 However, the MFS Proxy Voting Committee will ultimately determine the manner in which all proxies are voted.

[2]

From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.	Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee or proxy voting team may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

For those markets that utilize a “record date” to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.

6.	Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7.	Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. From time to time, MFS may determine that it is appropriate and beneficial for members of the MFS Proxy Voting Committee or proxy voting team to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with members of the MFS Proxy Voting Committee or proxy voting team in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals. The MFS Proxy Voting Committee, in consultation with members of the investment team, establish proxy voting engagement goals and priorities for the year. For further information on requesting engagement with MFS on proxy voting issues or information about MFS’ engagement priorities, please visit www.mfs.com and refer to our most recent proxy season preview and engagement priorities report .

C.RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law.

Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

D.REPORTS

U.S. Registered MFS Funds

MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds. These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”); (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

Other MFS Clients

MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Firm-wide Voting Records

Beginning for the quarter ended March 31, 2020, MFS will publicly disclose its firm-wide proxy voting records.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

Cullen Capital Management LLC

Proxy Voting Policies

1.	Background

The act of managing assets of Clients may include the voting of proxies related to such managed assets. Where the power to vote in person or by proxy has been delegated, directly or indirectly, to the investment adviser, the investment adviser has the fiduciary responsibility for (a) voting in a manner that is in the best interests of the client, and (b) properly dealing with potential conflicts of interest arising from proxy proposals being voted upon.

The policies and procedures of Schafer Cullen Capital Management, Inc.(SCCM) & Cullen Capital Management LLC (CCM) collectively (the “Adviser”) for voting proxies received for accounts managed by the Adviser are set forth below and are applicable if:

The underlying advisory agreement entered into with the client expressly provides that the Adviser shall be responsible to vote proxies received in connection with the client’s account; or The underlying advisory agreement entered into with the client is silent as to whether or not the Adviser shall be responsible to vote proxies received in connection with the client’s account and the Adviser has discretionary authority over investment decisions for the client’s account; or In case of an employee benefit plan, the client (or any plan trustee or other fiduciary) has not reserved the power to vote proxies in either the underlying advisory agreement entered into with the client or in the client’s plan documents.

These Proxy Voting Policies and Procedures are designed to ensure that proxies are voted in an appropriate manner and should complement the Adviser’s investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies which are issuers of securities held in managed accounts. Any questions about these policies and procedures should be directed to Chief Compliance Officer.

2.	Proxy Voting Policies

In the absence of specific voting guidelines from a client, as described in detail below, the Adviser will vote proxies in a manner that it believes is in the best interest of the client, which may result in different voting results for proxies for the same issuer. The Adviser shall consider only those factors that relate to the client’s investment or dictated by the client’s written instructions, including how its vote will economically impact and affect the value of the client’s investment (keeping in mind that, after conducting an appropriate cost-benefit analysis, not voting at all on a presented proposal may be in the best interest of the client).

A.	Specific Voting Policies

1.	On Routine Items, the Adviser will generally vote for:

•	The election of directors (where no corporate governance issues are implicated).

•	The selection of independent auditors.

•	Increases in or reclassification of common stock.

•	Management recommendations adding or amending indemnification provisions in charter or by-laws.

•	Changes in the board of directors.

•	Outside director compensation.

•	Proposals that maintain or strengthen the shared interests of shareholders and management.

•	Proposals that increase shareholder value.

•	Proposals that will maintain or increase shareholder influence over the issuer’s board of directors and management.

•	Proposals that maintain or increase the rights of shareholders.

2.	On Non-Routine and Conflict of Interest Items the Adviser will generally vote:

•	For management proposals for merger or reorganization if the transaction appears to offer fair value.

•	Against shareholder resolutions that consider non-financial impacts of mergers.

•	Against anti-greenmail provisions.

B.	General Voting Policy

If the proxy includes a Routine Item that implicates corporate governance changes, a Non-Routine Item where no specific policy applies or a Conflict of Interest Item where no specific policy applies, then the Adviser may engage an independent third party to determine how the proxies should be voted.

With respect to each and every issue, the Adviser and its employees shall vote in a prudent and timely fashion and only after a careful evaluation of the issue(s) presented on the ballot.

In exercising its voting discretion, the Adviser and its employees shall avoid any direct or indirect conflict of interest raised by such voting decision. The Adviser will provide adequate disclosure to the client if any substantive aspect or foreseeable result of the subject matter to be voted upon raises an actual or potential conflict of interest to the Adviser or any of the following, each of which is an “Interested Person”:

•	any affiliate of the Adviser.

For these purposes, an affiliate means:

(i)	any person directly, or indirectly through one or more intermediaries, controlling, controlled by or under common control with the Adviser;

(ii)	any officer, director, principal, partner, employer, or direct or indirect beneficial owner of any 10% or greater equity or voting interest of the Adviser; or

(iii)	any other person for which a person described in clause (ii) acts in any such capacity;

•	any issuer of a security for which the Adviser (or any affiliate of the Adviser) acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

•

any person with whom the Adviser (or any affiliate of the Adviser) has an existing, material contract or business relationship that was not entered into in the ordinary course of the Adviser’s (or its affiliate’s) business.

(Each of the above persons being an “Interested Person.”)

After informing the client of any potential conflict of interest, the Adviser will take other appropriate action as required under its proxy voting policies and procedures, as provided below.

The Adviser shall keep certain records required by applicable law in connection with its proxy voting activities for clients and shall provide proxy-voting information to clients upon their written or oral request.

Consistent with SEC Rule 206(4)-6, the Adviser shall take reasonable measures to inform its clients of (1) its proxy voting policies and procedures, and (2) the process or procedures clients must follow to obtain information regarding how the Adviser voted with respect to assets held in their accounts. This information may be provided to clients through the Adviser’s Form ADV (Part 2A) disclosure or by separate notice to the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries).

3.	Proxy Voting Procedures

A.

The Chief Compliance Officer (the “Responsible Party”) shall be designated by the Adviser to make discretionary investment decisions for the client’s account and will be responsible for voting the proxies related to that account. The Responsible Party should assume that he or she has the power to vote all proxies related to the client’s account if any one of the three circumstances set forth in Section 1 above regarding proxy voting powers is applicable.

B.	All proxies and ballots received by SCCM will be forwarded to the Responsible Party, who will then forward the materials to the respective vote aggregators for electronic setup.

C.

Prior to voting, the Responsible Party will verify whether his or her voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries).

D.

Prior to voting, the Responsible Party will verify whether an actual or potential conflict of interest with the Adviser or any Interested Person exists in connection with the subject proposal(s) to be voted upon. The determination regarding the presence or absence of any actual or potential conflict of interest shall be adequately documented by the Responsible Party (i.e., comparing the apparent parties affected by the proxy proposal being voted upon against the Adviser’s internal list of Interested Persons and, for any matches found, describing the process taken to determine the possibility, and anticipated magnitude of any conflict of interest being present), which shall be reviewed and signed off on by the Responsible Party’s direct supervisor (and if none, by the board of directors or a committee of the board of directors of the Adviser).

E.

If an actual or potential conflict is found to exist, written notification of the conflict (the “Conflict Notice”) shall be given to the client or the client’s designee (or in the case of an employee benefit plan, the plan’s trustee or other fiduciary) in sufficient detail and with sufficient time to reasonably inform the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciary) of the actual or potential conflict involved.

Specifically, the Conflict Notice should describe:

•	The proposal to be voted upon;

•	The actual or potential conflict of interest involved;

•	The Adviser’s vote recommendation (with a summary of material factors supporting the recommended vote); and

•	If applicable, the relationship between the Adviser and any Interested Person.

The Conflict Notice will either request the client’s consent to the Adviser’s vote recommendation or may request the client to vote the proxy directly or through another designee of the client. The Conflict Notice and consent thereto may be sent or received, as the case may be, by mail, fax, electronic transmission or any other reliable form of communication that may be recalled, retrieved, produced, or printed in accordance with the record-keeping policies and procedures of the Adviser. If the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciary) is unreachable or has not affirmatively responded before the response deadline for the matter being voted upon, the Adviser may:

•

Engage a non-Interested Party to independently review the Adviser’s vote recommendation if the vote recommendation would fall in favor of the Adviser’s interest (or the interest of an Interested Person) so as to confirm that the Adviser’s vote recommendation is also in the best interest of the client under the circumstances;

•

Cast its vote as recommended if the vote recommendation would fall against the Adviser’s interest (or the interest of an Interested Person) but such vote recommendation is in the best interest of the client under the circumstances; or

•	Abstain from voting if such action is determined by the Adviser to be in the best interest of the client under the circumstances.

F.

The Responsible Party will promptly vote proxies received in a manner consistent with the proxy voting policies and procedures stated above and guidelines (if any) issued by the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries if such guidelines are consistent with ERISA).

G.	In accordance with Rule 204-2(c)(2), as amended, under the Advisers Act the Responsible Party shall retain in the respective client’s file, the following:

•

A copy of the proxy statement received (unless retained by a third party for the benefit of the Adviser and the third party is able to promptly provide the Adviser with a copy of the proxy statement upon its request or the proxy statement is available from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

•

A record of the vote cast (unless this record is retained by a third party for the benefit of the Adviser and the third party is able to promptly provide the Adviser with a copy of the voting record upon its request);

•	A copy of any document created by the Adviser or its employees that was material in making the decision on how to vote the subject proxy or that memorializes the basis for that decision; and,

•

A copy of any Conflict Notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, the Adviser.

The above copies and records shall be retained in the client’s file for a period not less than five (5) years (or in the case of an employee benefit plan, no less than six years), which shall be maintained at the appropriate office of the Adviser.

H. Periodically, but no less than annually, the Adviser will:

1.	Verify that all annual proxies for the securities held in the client’s account have been received;

2.

Verify that each proxy received has been voted in a manner consistent with the proxy voting policies and procedures and the guidelines (if any) issued by the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries);

3.	Review the files to verify that records of the voting of the proxies have been properly maintained;

4.	Maintain an internal list of Interested Persons.

SSI Investment Management, LLC

PROXY VOTING POLICIES AND PROCEDURES STATEMENT

This Statement of Policies and Procedures (this “Statement”) sets forth the policies and procedures of SSI Investment Management LLC (the “Firm”) with respect to proxy voting. This Statement does not attempt to describe every regulatory and compliance requirement applicable to proxy voting, but rather summarizes some of the issues involved and establishes general rules and procedures. Although this Statement expressly addresses proxy voting, the policies and procedures set forth herein apply to any solicitation of votes with respect to securities held in a Discretionary Account (as defined below), such as, for example, the solicitation of the consent of the holders of fixed income securities to a proposed restructuring.

A.	Certain Definitions.

“Client” means any person (including any Investment Fund) to which or for whom the Firm provides investment advisory services.

“Discretionary Account” means the investment portfolio of any Client with respect to which that Client has granted the Firm (a) discretionary proxy voting authority, or (b) discretionary investment authority without expressly retaining proxy voting authority. All Investment Funds are Discretionary Accounts.

“Investment Fund” means any United States or non-United States investment fund or pool of which the Firm serves as general partner, managing member or investment adviser or in a similar capacity.

“Non-Discretionary Account” means the investment portfolio of any Client with respect to which that Client (a) has granted the Firm discretionary investment authority but has expressly retained proxy voting authority, or (b) has not granted the Firm discretionary investment authority or discretionary proxy voting authority.

“Proxy Control Associate” means the person responsible for overseeing the adherence to the policies and procedures related to proxy voting.

B.	Use of Proxy Voting Service.

The Firm has retained the services of Institutional Shareholder Services, “ISS.” which provides research and recommendations on proxy voting issues. Institutional Shareholder Services has authority to vote the proxies for each Discretionary Account, in accordance with the Proxy Voting Policies set forth below.

From time to time, SSI reviews the policies and procedures that Institutional Shareholder Services has adopted and implemented to insulate Institutional Shareholder Services’ voting recommendations from incentives to vote the proxies to further their relationships with issuers.

C.	Discretionary Accounts.

For all accounts SSI has voting authority, the Firm will instruct each custodian for a Discretionary Account to deliver to Institutional Shareholder Services all proxy solicitation materials received with respect to that Discretionary Account. Institutional Shareholder Services will review the securities held in its Discretionary Accounts on a regular basis to confirm that ISS receives copies of all proxy solicitation materials concerning such securities.

The Firm, through Institutional Shareholder Services, will vote all proxies on behalf of Discretionary Accounts after carefully considering all proxy solicitation materials and other available facts. The Firm has instructed Institutional Shareholder Services to make all voting decisions on behalf of a Discretionary Account based solely on the determination of the best interests of that Discretionary Account. The Firm will use reasonable efforts to respond to each proxy solicitation by the deadline for such response. The Proxy Control Associate may designate an appropriate employee of the Firm to be responsible for ensuring that all proxy statements are received and that the Firm responds to them in a timely manner.

1.

Company Information. The Firm, through Institutional Shareholder Services, will review all proxy solicitation materials it receives concerning securities held in a Discretionary Account. Institutional Shareholder Services evaluates all such information and may seek additional information from the party soliciting the proxy and independent corroboration of such information when Institutional Shareholder Services considers it appropriate and when it is reasonably available.

2.	Proxy Voting Policies.

a)

The Firm will vote FOR a proposal when it believes that the proposal serves the best interests of the Discretionary Account whose proxy is solicited because, on balance, the following factors predominate:

(i)	the proposal has a positive economic effect on shareholder value;

(ii)	the proposal poses no threat to existing rights of shareholders;

(iii)	the dilution, if any, of existing shares that would result from approval of the proposal is warranted by the benefits of the proposal; and

(iv)	the proposal does not limit or impair accountability to shareholders on the part of management and the board of directors.

b)	The Firm will vote AGAINST a proposal if it believes that, on balance, the following factors predominate:

(i)	the proposal has an adverse economic effect on shareholder value;

(ii)	the proposal limits the rights of shareholders in a manner or to an extent that is not warranted by the benefits of the proposal;

(iii)	the proposal causes significant dilution of shares that is not warranted by the benefits of the proposal;

(iv)	the proposal limits or impairs accountability to the shareholders on the part of management or the board of directors; or

(v)	the proposal is a shareholder initiative that the Firm believes wastes time and resources of the company or reflects the grievance of one individual.

c)

The Firm will ABSTAIN from voting proxies when the Firm believes that it is appropriate. Usually, this occurs when the Firm believes that a proposal holds negative but nonquantifiable implications for shareholder value but may express a legitimate concern.

d)

From time to time, Institutional Shareholder Services provides to the Firm more detailed proxy voting guidelines, in accordance with this section C(2), the most recent version of which SSI maintains and will be followed by Institutional Shareholder Services when voting proxies.

3.

Conflicts of Interest. Due to the size and nature of the Firms’ operations and the Firm’s limited affiliations in the securities industry, the Firm does not expect that material conflicts of interest will arise between the Firm and a Discretionary Account over proxy voting. The Firm recognizes, however, that such conflicts may arise from time to time, such as, for example, when the Firm or one of its affiliates has a business arrangement that could be affected by the outcome of a proxy vote or has a personal or business relationship with a person seeking appointment or re appointment as a director of a company. If a material conflict of interest arises, the Firm will vote all proxies in accordance with section C(2). The Firm will not place its own interests ahead of the interests of its Discretionary Accounts in voting proxies. When voting proxies, the Firm does not consider any conflicts of interest that any other affiliate of a client (such as another service provider to an investment company client) may have.

If the Firm determines that the proxy voting policies in section C(2) do not adequately address a material conflict of interest related to a proxy, the Firm will provide the affected Client with copies of all proxy solicitation materials received by the Firm with respect to that proxy, notify that Client of the actual or potential conflict of interest and of the Firm’s intended response to the proxy request (which response will be in accordance with the policies set forth in section C(2)), and request that the Client consent to the Firm’s intended response. With respect to any Investment Fund of which the Firm serves as manager or general partner or in a similar capacity, the Firm will provide the foregoing notices to all investors in the Investment Fund and request the consent of a majority in interest of such investors. If the Client (or a majority in interest of the investors in an Investment Fund) consents to the Firm’s intended response or fails to respond to the notice within a reasonable period of time specified in the notice, the Firm will vote the proxy as described in the notice. If the Client (or a majority in interest of the investors in an Investment Fund) objects to the Firm’s intended response, the Firm will vote the proxy as directed by the Client (or a majority in interest of the investors in an Investment Fund).

4.

Shareholder Proposals by the Firm. The Firm will submit a shareholder proposal on behalf of an Investment Fund only if the Firm believes that the proposal would provide a substantial overall benefit to the Investment Fund. The Firm will submit a shareholder proposal on behalf of any other Discretionary Account only at the request of the Discretionary Account Client or with that Client’s prior written consent. The Firm will vote any shares in a Discretionary Account on behalf of a proposal submitted by the Firm in accordance with sections C(2), unless otherwise directed by the Discretionary Account Client.

5.

Proxy Vote Summaries. At the request of a Discretionary Account Client or an investor in an Investment Fund (other than an Investment Fund that is registered as an investment company with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “ICA”)(such Investment Fund a “Registered Fund”)), the Firm will provide that person with a report summarizing all proxy solicitations the Firm received with respect to that Discretionary Account during the period requested by that person and the action taken by the Firm on each such proxy. Regarding the proxy votes in respect of the portfolio securities in a Registered Fund, the Firm will provide that Registered Fund with the information required to be disclosed by that Registered Fund pursuant to Rule 30b1-4 of the ICA and SEC Form N-PX promulgated thereunder, including:

a)	The name of the issuer of the portfolio security;

b)	The exchange ticker symbol of the portfolio security;

c)	The Council on Uniform Securities Identification Procedures number for the portfolio security (unless not available through reasonably practical means, e.g., in the case of certain foreign issuers);

d)	The shareholder meeting date;

e)	A brief identification of the matter voted on;

f)	Whether the matter was proposed by the issuer or by a security holder;

g)	Whether the registrant cast its vote on the matter;

h)	How the registrant cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

i)	Whether the registrant cast its vote for or against management.

D.	Non-Discretionary Accounts.

The Firm promptly will forward any proxy solicitation materials concerning securities held in a Non-Discretionary Account that the Firm receives at least five business days before the applicable proxy voting deadline to the appropriate Client. The Firm will vote any such proxy as directed by that Client. At a Client’s request, the Firm may, but is not obligated to, advise that Client with respect to the voting of any proxy. No advice concerning the voting of any proxy may be provided to any Client unless such advice has been approved by the Proxy Control Associate.

E.	Records.

The Firm will keep a copy of (a) each proxy statement it receives regarding securities held in Discretionary Accounts, (b) a record of each vote cast by the Firm with respect to securities in each Discretionary Account, (c) any document created by the Firm that is material to the Firm’s decision on voting a proxy or that describes the basis for that decision, (d) each written request from a Discretionary Account Client or an investor in an Investment Fund (other than a registered Fund) for information about how the Firm votes proxies of that Discretionary Account or Investment Fund, (e) each written response by the Firm to any oral or written request from a Discretionary Account Client or an investor in an Investment Fund other than a Registered Fund for such information and (f) with respect to a Registered Fund the information required by section C(5) hereof. The Firm may delegate to a third party the duty to keep the records identified in sections C(5) and E if that third party agrees to furnish such records to the Firm and, with respect to any records pertaining to any Registered Fund, to that Registered Fund, promptly on request, and agrees that such records pertaining to the Registered Fund proxy voting are the property of the Firm and that Registered Fund. Each such record will be maintained by the Firm or such third party for at least six years from the end of the fiscal year during which the last entry is made in that record, and for the first two years in the Firm’s office (or such third party’s office, as the case may be). The Firm or such third party may elect not to keep a copy of a proxy statement if it can obtain such statement electronically via the SEC’s EDGAR system.

TCW Investment Management LLC

Proxy Voting Guidelines and Procedures

Introduction

Certain affiliates of The TCW Group, Inc. (these affiliates are collectively referred to as “TCW”) act as investment advisors for a variety of clients, including mutual funds. If TCW has responsibility for voting proxies in connection with these investment advisory duties, or has the responsibility to specify to an agent of the client how to vote the proxies, TCW exercises such voting responsibilities for its clients through the corporate proxy voting process. TCW believes that the right to vote proxies is a significant asset of its clients’ holdings. In order to carry out its fiduciary responsibilities in the voting of proxies for its clients, TCW has established a proxy voting committee (the “Proxy Committee”) and adopted these proxy voting guidelines and procedures (the “Guidelines”).

Where TCW has retained the services of a Sub-adviser to provide day-to-day portfolio management for the portfolio, the Adviser may delegate proxy voting authority to the Sub-Adviser; provided that the Sub-Adviser either (1) follows the Adviser’s Proxy Voting Policy and Procedures; or (2) has demonstrated that its proxy voting policies and procedures (“Sub-Adviser’s Proxy Voting Policies and Procedures”) are in the best interests of the Adviser’s clients and appear to comply with governing regulations. TCW also shall be provided the opportunity to review a Sub-Adviser’s Proxy Voting Policy and Procedures as deemed necessary or appropriate by TCW. Consistent with its fiduciary obligations, the Adviser will be responsible for periodically verifying the Sub-Adviser’s implementation of its proxy voting policy with respect to the TCW-managed portfolio.
The Proxy Committee generally meets quarterly (or at such other frequency as determined by the Proxy Committee), and its duties include establishing proxy voting guidelines and procedures, overseeing the internal proxy voting process, and reviewing proxy voting issues. The members of the Proxy Committee include TCW personnel from the investment, compliance, legal and marketing departments. TCW also uses outside proxy voting services (each an “Outside Service”) to help manage the proxy voting process. An Outside Service facilitates TCW’s voting according to the Guidelines (or, if applicable, according to guidelines submitted by TCW’s clients) and helps maintain TCW’s proxy voting records. In the event of a conflict between contractual requirements and the Guidelines, TCW will vote in accordance with its contractual obligations. All proxy voting and record keeping by TCW is, of course, dependent on the timely provision of proxy ballots by custodians, clients and other third parties. Under specified circumstances described below involving potential conflicts of interest, an Outside Service may also be requested to help decide certain proxy votes. In those instances, the Proxy Committee shall review and evaluate the voting recommendations of such Outside Service to ensure that recommendations are consistent with TCW’s clients’ best interests. In the event that TCW inadvertently receives any proxy materials on behalf of a client that has retained proxy voting responsibility, and where it is reasonably feasible for TCW to determine the identity of the client, TCW will promptly forward such materials to the client.

As a matter of firm policy, TCW does not disclose to unaffiliated third parties how it expects to vote on upcoming proxies and does not disclose the way it voted proxies without a legitimate need to know such information.

Philosophy

When voting proxies, TCW’s utmost concern is that all decisions be made solely in the interests of the client and with the goal of maximizing the value of the client’s investments. Generally, proposals will be voted in accordance with the Guidelines and any applicable guidelines provided by TCW’s clients. TCW’s underlying philosophy, however, is that its portfolio managers, who are primarily responsible for evaluating the individual holdings of TCW’s clients, are best able to determine how to further client interests and goals. The portfolio managers may, in their discretion, take into account the recommendations of TCW management, the Proxy Committee, and an Outside Service.

Proxy Voting Overrides

Individual portfolio managers, in the exercise of their best judgment and discretion, may from time to time override the Guidelines and vote proxies in a manner that they believe will enhance the economic value of clients’ assets, keeping in mind the best interests of the beneficial owners. A portfolio manager choosing to abstain on a vote or override the Guidelines must deliver a written rationale for each such decision to TCW’s Proxy Specialist (the “Proxy Specialist”), who will maintain such documentation in TCW’s proxy voting records and deliver a quarterly report to the Proxy Committee of all votes cast other than in accordance with the Guidelines. If the Proxy Specialist believes there is a question regarding a portfolio manager’s vote, he/she will liaise with the portfolio manager as necessary to clarify the rationale. If the Proxy Specialist is unable to resolve the question to their satisfaction after liaising with the relevant portfolio manager, TCW’s Director of Research (the “Director of Research”) will review the portfolio manager’s vote and make a determination. If the Director of Research believes it appropriate, he/she may elect to convene the Proxy Committee for its independent consideration as to how the vote should be cast.

Conflicts of Interest

In the event a potential conflict of interest arises in the context of voting proxies for TCW’s clients, the primary means by which TCW will avoid a conflict is by casting such votes solely according to the Guidelines and any applicable guidelines provided by TCW’s clients, as outlined below. If a potential conflict of interest arises and there is no predetermined vote, or the Guidelines (or any applicable TCW client guidelines) themselves refer such vote to the portfolio manager for decision, or the portfolio manager would like to override a predetermined vote, then TCW will undertake the following analysis:

•

Where the issuer soliciting proxy votes is itself a client of TCW’s (or because an affiliate of such issuer, such as a pension or profit sharing plan sponsored by such issuer, is a client of TCW’s), then the Proxy Specialist will determine whether such relationship may be deemed not to be material to TCW based on the level of assets under management and other relevant facts and circumstances and will submit his/her analysis to the Proxy Committee for its approval. Where the relationship is deemed material, TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such vote and will, instead, refer that vote to an Outside Service for its independent consideration as to how the vote should be cast.

•

Where an employee of TCW sits on the board of a public company, the Proxy Specialist will determine whether such board member is the portfolio manager for the account holding the security, or whether the board member has spoken with the portfolio managers for the account holding the security. If either the particular board member is the portfolio manager or there has been communication concerning such proxy vote between the portfolio manager and the particular board member, then the Proxy Specialist will provide the Proxy Committee with the facts and vote rationale so that it can determine and vote the securities.

•

When the issuer is a key vendor or broker of TCW, the Proxy Specialist will determine if the portfolio manager for the account(s) holding the security has spoken with the key vendor or broker about the upcoming proxy vote. If there has been communication concerning the proxy vote between the portfolio manager and the key vendor or broker, the relationship will be deemed material. The Proxy Specialist will provide the Proxy Committee with the relevant facts and the Proxy Committee will vote the proxy.

•

Where the issuer is a known affiliate of TCW, TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such a vote and will, instead, refer that vote to an Outside Service for its independent consideration as to how the vote should be cast.

•

Where any other portfolio manager conflict is identified with respect to a given proxy vote, the Proxy Committee will remove such vote from the conflicted portfolio manager and will itself consider and cast the vote.

Proxy Voting Information and Recordkeeping

Upon request to the Proxy Specialist, TCW provides proxy voting records to its clients. These records state how votes were cast on behalf of client accounts, whether a particular matter was proposed by the company or a shareholder, and whether or not TCW voted in line with management recommendations.

TCW or an Outside Service will keep records of the following items: (i) these Proxy Voting Guidelines and any other proxy voting procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes cast on behalf of clients (if maintained by an Outside Service, that Outside Service will provide copies of those records promptly upon request); (iv) records of written requests for proxy voting information and TCW’s response (whether a client’s request was oral or in writing); and (v) any documents prepared by TCW that were material to making a decision how to vote, or that memorialized the basis for the decision, including proxy overrides delivered to the Proxy Specialist and decisions of the Proxy Committee. Additionally, TCW or an Outside Service will maintain any documentation related to an identified material conflict of interest.

TCW or an Outside Service will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the most recent two years, TCW or an Outside Service will store such records at its principal office.

International Proxy Voting

While TCW utilizes these Proxy Voting Guidelines for both international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically.

For proxies of non-U.S. companies, although it is typically both difficult and costly to vote proxies, TCW will make every reasonable effort to vote such proxies.

Guidelines

The proxy voting decisions set forth below refer to proposals by company management except for the categories of “Shareholder Proposals” and “Social Issue Proposals.” The voting decisions in these latter two categories refer to proposals by outside shareholders.

Governance

•	For director and management nominees in uncontested elections

•	For management nominees in contested elections

•	For ratifying auditors, except against if the previous auditor was dismissed because of a disagreement with the company or if the non-audit services exceed 51% of fees

•	For routine management proposals

•	For amendments to the company’s certificate of incorporation or bylaws, except against if an amendment would have the effect of reducing shareholders’ rights

Capital Structure

•	For reasonable changes in authorized common stock

•	For the issuance of common stock or preferred stock, except against if the shares have voting rights superior to those of other common or preferred shareholders, as applicable

•	For approving the issuance or exercise of stock warrants

•	For authorizing preferred stock and making reasonable changes to authorized preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares

•	For amending or canceling a class or series of preferred stock

•	Against authorizing and for eliminating or amending dual or multiple classes of common stock

•	For a stock repurchase program

•	For a stock split

•	For a reverse stock split, except against if the company does not intend to proportionally reduce the number of authorized shares

Mergers and Restructuring

•

For mergers and restructurings, including recapitalization, bankruptcy restructurings, liquidations, reincorporating in a different state, leveraged buyout of the company, spinning off certain company operations or divisions, the sale of assets

•	Case-by-case on cumulative voting

Board of Directors

•	For limiting the liability of directors

•	For setting the board size

•	For allowing the directors to fill vacancies on the board without shareholder approval

•	Against giving the board the authority to set the size of the board as needed without shareholder approval

•	For a proposal regarding the removal of directors, except against if the proposal limits the removal of directors to cases where there is legal cause

Anti-Takeover Provisions

•	Against the concept of a classified board

•	Against the concept of a shareholder rights plan (poison pill)

•	Against eliminating or limiting shareholders’ right to call a special meeting

•	For restoring shareholders’ right to call a special meeting

•	Against eliminating or limiting shareholders’ right to act by written consent

•	For restoring shareholders’ right to act by written consent

•	Against establishing or maintaining a supermajority vote provision to (i) approve a merger or other business combination, (ii) change certain bylaw or charter provisions

•	Against expanding or clarifying the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid

•	Against fair price provisions

•	For limiting the payment of greenmail

•	Against adopting advance notice requirements

•	Against opting into a state takeover statutory provision

Compensation

•	In favor of reasonable compensation and bonus plans proposed by management, including one-time stock options and deferred compensation plans

•	For adopting, amending or adding shares to a stock incentive, purchase or award plan for employees and non-employee directors, provided that outstanding common stock is not overly diluted

•	For limiting per-employee option awards

•	For extending the term of a stock incentive plan for employees

•	Refer on assuming stock incentive plans

•	With management on “say on pay” proposals

Shareholder Proposals

•	For requiring shareholder ratification of auditors

•	Against requiring the auditors to attend the annual meeting

•	Against limiting consulting by auditors

•	Against requiring the rotation of auditors

•	Against restoring preemptive rights

•	For asking the company to study sales, spin-offs, or other strategic alternatives

•	For asking the board to adopt confidential voting and independent tabulation of the proxy ballots

•	Against asking the company to refrain from counting abstentions and broker non-votes in vote tabulations

•	Against eliminating the company’s discretion to vote unmarked proxy ballots.

•	For providing equal access to the proxy materials for shareholders

•	Against making changes to board or chairman election, composition or eligibility requirements

•	Against changing the annual meeting location or date

•	For increasing disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan

•	Against urging the creation of a shareholder committee

•	Case-by-case on adopting cumulative voting

•	Against making directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director’s gross negligence and/or reckless or willful neglect

•	For repealing a classified board

•	Against asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan

•	Against supermajority provisions

•	Against repealing fair price provisions

•	For restoring shareholders’ right to call a special meeting or act by written consent

•	For limiting the board’s discretion to issue targeted share placements or requiring shareholder approval before such block placements can be made

•	For seeking to force the company to opt out of a state takeover statutory provision

•	Against reincorporating the company in another state

•	For limiting greenmail payments

•	Against restricting executive or director compensation, but for reasonable enhanced disclosure of executive compensation

•	For banning or calling for a shareholder vote on future golden parachutes

•	Against seeking to award performance-based stock options

•	Against establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement

•	Against requesting that future executive compensation be determined without regard to any pension fund income

•	Against approving extra benefits under Supplemental Executive Retirement Plans (SERPs)

•	Against requiring option shares to be held

•	For the creation of a compensation and a nominating committee

•	For increasing the independence of key committees

Social Issue Proposals

•	For proposals that ask a company to review operations or impacts or disclosure activities or impacts, except against if the proposal calls for action beyond reporting

•	Against proposals that ask the company to implement changes in procedure, including the development of social, economic, environmental or ethical criteria to govern contracts and production

Additional Information

A description of TCW’s policies and procedures relating to proxy voting and class actions can also be found in the firm’s Part 2A of Form ADV. A copy of TCW’s Form ADV is available to clients upon request to the Proxy Specialist.

T. Rowe Price Associates, Inc.

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc. and its affiliated investment advisers (collectively, “T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. The U.S.-registered investment companies which T. Rowe Price sponsors and serves as investment adviser (the “Price Funds”) as well as other investment advisory clients have delegated to T. Rowe Price certain proxy voting powers.. As an investment adviser, T. Rowe Price has a fiduciary responsibility to such clients when exercising its voting authority with respect to securities held in their portfolios. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies. This document is updated annually.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Other Considerations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance and disclosure. In addition to our proxy voting guidelines, we rely on a company’s public filings, its board recommendations, it’s track record, country-specific best practices codes, our research providers and—most importantly—our investment professionals’ views, in making voting decisions.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues. Certain delegated members of the Proxy Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or client. Rather, this responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or client’s portfolio manager.

Proxy Services Group. The Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Head of Corporate Governance. Our Head of Corporate Governance is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include custom vote recommendations, research, vote execution, and reporting. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, ISS maintains and implements a custom voting policy for the Price Funds and other client accounts.

Meeting Notification

T. Rowe Price utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through ProxyExchange, an ISS application.

Vote Determination

Each day, ISS delivers into T. Rowe Price’s customized ProxyExchange environment a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers may execute their responsibility to vote proxies in different ways. Some have decided to vote their proxies generally in line with the guidelines, as set by the Proxy Committee. Others review vote recommendations and approve them before the votes are cast In all cases, portfolio managers receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Services Group is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is contrary to our proxy voting guidelines.

T. Rowe Price Voting Policies

Specific proxy voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:

Election of Directors—For U.S. companies, T. Rowe Price generally supports slates with a majority of independent directors. However, T. Rowe Price may vote against outside directors who do not meet our criteria relating to their independence, particularly when they serve on key board committees, such as compensation and nominating committees, for which we believe that all directors should be independent. Outside of the U.S., we expect companies to adhere to the minimum independence standard established by regional corporate governance codes. At a minimum, however, we believe boards in all regions should include a blend of executive and non-executive members, and we are likely to vote against senior executives at companies with insufficient representation by independent directors. We also vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. In certain markets, a lack of diversity on the board may cause us to oppose the members of the board’s Nominating Committee. Additionally, we may vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors and we may withhold votes from an entire board if they fail to implement shareholder proposals that receive majority support.

Anti-Takeover, Capital Structure and Corporate Governance Issues—T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value- enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights.

Executive Compensation Issues—T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives or contain the potential for excessive dilution relative to the company’s peers. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executives with outsized pledged/hedged stock positions, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a screen that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. With respect to the frequency in which companies should seek advisory votes on compensation, in most cases we believe shareholders should be offered the opportunity to vote annually. Finally, we may oppose compensation committee members or even the entire board if we have cast votes against a company’s “Say-on-Pay” vote in consecutive years.

Mergers and Acquisitions—T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities. We oppose a high proportion of proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions if we conclude these arrangements reduce the alignment of executives’ incentives with shareholders’ interests.

Corporate Social Responsibility Issues—Vote recommendations for corporate responsibility issues are generated by the Head of Corporate Governance in consultation with the T. Rowe Price Responsible Investment team. T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility proposals unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

Global Portfolio Companies—ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed ISS’ general global policies and has developed custom international proxy voting guidelines based on those recommendations, regional codes of corporate governance, and our own views as investors in these markets.

Fixed Income and Passively Managed Strategies—Proxy voting for our fixed income and other indexed portfolios is administered by the Proxy Services Group using T. Rowe Price’s guidelines as set by the Proxy Committee. Indexed strategies generally vote in line with the T. Rowe Price guidelines. Fixed income strategies generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security such as consents, restructurings, or reorganization proposals.

Shareblocking—Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. T. Rowe Price’s policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan—The Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting. A monthly monitoring process is in place to review securities on loan and how they may affect proxy voting.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the Proxy Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy.

Issues raising potential conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s

Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations—Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Funds).

Limitations on Voting Proxies of Banks

T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank. One such condition affects the manner in which T. Rowe Price will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (“Excess Shares”). The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted. With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients’ shares are Excess Shares on a pro rata basis across all of its clients’ portfolios for which T. Rowe Price has the power to vote proxies.

REPORTING, RECORD RETENTION AND OVERSIGHT

The Proxy Committee, and certain personnel under the direction of the Proxy Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.

T. Rowe Price will furnish Vote Summary Reports upon request to its institutional clients that have delegated proxy voting authority. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to such clients upon request.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions are maintained in accordance with applicable requirements.

Voya Investment Management

Proxy Voting Procedures and Guidelines

INTRODUCTION

Voya Investment Management (“Voya IM”) as a fiduciary must vote proxies in the best interest of our clients. To this end, Voya IM considers many factors as discussed herein, including, without limitation, environmental, social and governance (ESG) factors, can impact the investment risk and return profiles of our clients’ investments. As such, the Voya IM Proxy Voting Procedures and Guidelines (“Guidelines”) were developed to summarize Voya IM’s philosophy on various issues of concern to investors and provide a general indication of how Voya IM will vote its clients’ portfolio securities in regard to these issues in order to maximize shareholder value and mitigate risks.

These Guidelines:

•	Cover accounts managed by Voya IM for which the client has delegated voting authority to Voya IM;

•	Reflect the usual voting position on certain recurring proxy issues;

•	May not anticipate every proposal or involve unusual circumstances;

•	Are subject to change as issues arise; and,

•	Should not be construed as binding.

While Voya IM will vote proxies similarly across accounts for which it has voting authority, Voya IM may, when agreed upon in writing, vote proxies for certain clients or funds in accordance with the client’s or fund’s own proxy voting policy.

PROXY VOTING RESPONSIBILITY

Proxy Committee

Voya IM has a Proxy Committee that is comprised of investment professionals, as well as senior leaders of compliance, investment stewardship, ESG investment strategy, legal, client service, and operations. The Proxy Committee is responsible for ensuring that proxies are voted consistent with Voya IM’s Guidelines. In so doing, the Proxy Committee reviews and evaluates the Guidelines, oversees the development and implementation of the Guidelines, and resolves ad hoc issues that may arise. The Proxy Committee will conduct its activities in accordance with its charter.

Investment Stewardship Team

The Voya IM Investment Stewardship team (“IS Team”) is responsible for overseeing the Proxy Advisory Firm (as defined in the Proxy Advisory Firm section below) and voting proxies in accordance with the Guidelines. The IS Team is authorized to direct the Proxy Advisory Firm to vote a proxy in accordance with the Guidelines.

The IS Team works with various Voya IM teams and clients’ custodians to ensure proper set-up and maintenance of all accounts with the Proxy Advisory Firm.

The IS Team collaborates with the investment professionals when voting certain proposals and / or engaging with portfolio companies. The IS Team reviews and, consistent with fiduciary obligations, votes certain proposals on a case-by-case basis and provides the rationale for such vote to the CIO Equities and member(s) of the Voya IM Investment Team as defined below.

The IS Team is also responsible for identifying and informing the Proxy Committee of potential conflicts as discussed below.

Investment Team

Members of the Investment Team (defined for purposes of these Guidelines to include Voya IM Portfolio Managers and Research Analysts, collectively the “Investment Team”) are encouraged to submit recommendations to the IS Team regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. Input from the relevant member of the Investment Team will be considered in determining how the proxy will be voted.

Proxy Advisory Firm

Voya IM uses Institutional Shareholder Services Inc. (“ISS”) as its Proxy Advisory Firm to assist in managing its proxy voting responsibilities. ISS is an independent proxy voting adviser that specializes in providing a variety of fiduciary-level proxy related services to institutional investment managers, plan sponsors, and other institutional investors.

The services Voya IM receives from ISS include in-depth research and vote recommendations based on the ISS Benchmark Proxy Voting Guidelines.

ISS coordinates with Voya IM’s clients’ custodians to ensure that all proxy materials relating to the portfolio securities are processed in a timely fashion.

PROXY VOTING PROCEDURES

Voting Practices

Best efforts will be used to vote proxies in all instances. However, where it is in the best interest of clients, Voya IM may determine not to vote proxies under certain circumstances including the:

•

Economic effect on a client’s interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares or securities no longer held in a client portfolio, or proxies being considered on behalf of an account that has been liquidated or is otherwise no longer in existence.

•

Extensive jurisdictional requirements that challenge the economic benefit of voting such as meeting- or market-specific restrictions, require additional documentation, or impose share blocking practices that may result in trading restrictions.

•	Ballots cannot be secured by the Proxy Advisory Firm in time to execute the vote by the stated deadline, e.g., certain international proxies with early voting deadlines.

Securities Lending

Voya IM will not be able to vote on behalf of an account if the account participates in the lending of its securities. When a security is out on loan, certain rights are transferred to the borrower, including voting rights. Therefore, if all the shares of a particular security are on loan on the record date for the company’s shareholder meeting, the account’s custodian will not forward the ballot for the security to the Proxy Advisory Firm for voting.

Conflicts of Interest

Voya IM has procedures to identify and address conflicts that may arise from time to time, including those concerning ISS or its affiliates (each a “Potential ISS Conflict”) and Voya IM or its affiliates, Voya IM clients, certain trading counterparties and / or key vendors of Voya IM (each, a “Potential Voya IM Conflict”).

•	Potential Proxy Advisory Firm’s Conflicts

Voya IM has adopted annual and periodic assessment procedures in which actions are taken to: (1) reasonably ensure ISS’ independence, competence, and impartiality and (2) identify and address conflicts that may arise from time to time concerning ISS or its affiliates. The procedures include comprehensive due diligence regarding policies, practices, and activities of ISS and its affiliates as well as specific analysis of ISS’ services on behalf of Voya IM and its clients.

•	Potential Voya IM Conflicts

The IS Team maintains a Potential Proxy Conflicts List that it used to screen for Potential Voya IM Conflicts.

If a Potential Voya IM Conflict exists, and a member of the Investment Team or the IS Team wishes to vote contrary to the Guidelines, the IS Team will call a meeting of the Proxy Committee. The Proxy Committee will then consider the matter and vote on the best course of action. Additional insight may be provided to the Proxy Committee from internal analysts who cover the applicable security.

The IS Team will use best efforts to convene the Proxy Committee with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, the vote will be executed in accordance with the Guidelines.

A record will be maintained regarding any determination to vote contrary to the Guidelines, including those where a Potential Voya IM Conflict is present, referencing the rationale for it.

Share-blocking Countries

Voya IM does not generally vote proxies in countries that impose share-blocking or for which custodians may impose share-blocking. Voya IM may vote proxies in share-blocking countries if the proxy is listed as non-share-blocking by the Proxy Advisory Firm.

Unverified Accounts

From time to time, ballots may be posted by the Proxy Advisory Firm to accounts designated as Voya IM accounts but not yet verified as such. Voya IM will not vote ballots until the account has been verified as a Voya IM account for which Voya IM has been given voting authority.

PROXY VOTING GUIDELINES

Proxy voting is an important method to protect shareholder rights and maximize the long-term value of the companies in which Voya IM invests.

As a signatory to the Principles for Responsible Investment, Voya IM understands that ESG factors can impact the investment risk and return profiles of our investments. Consistent with applicable legal and fiduciary standards, Voya IM incorporates relevant factors, including ESG factors, into our analysis of the long-term performance outlook of a company and the value of its securities.

A company’s board of directors and management should act in shareholders’ best interest when establishing effective governance structure and business strategies, while managing risks and promoting sustainability. Accordingly, the guidelines below describe Voya IM’s approach to voting on various issues.

1.	Audit-related

The effectiveness and independence of a company’s audit committee and the work of the external auditor are an important component in the board’s oversight of financial reporting, internal controls, and risk management.

Therefore, proposals relating to audit committee members, audit matters, and/or external auditors may be opposed if there is evidence of failures in oversight including material weaknesses in financial reporting, internal controls without sufficient mitigation, or excessive non-audit fees that may compromise independence.

Voya IM considers shareholder proposals on audit matters involving prohibition of engagement in non-audit services and audit firm rotation taking into account the nature of the non-audit services and various characteristics that reveal the operation and effectiveness of the audit committee and the auditor.

2.	Board of Directors

Independence

Board and committee independence are critical for ensuring accountability to shareholders and protecting shareholders’ investment. Therefore, boards should be comprised of a majority of independent directors and key committees should be comprised exclusively of independent directors, depending on the market requirements.

Further, boards should generally have an independent board chair. If the board has an executive chair, it must have a lead independent director with very robust roles and responsibilities.

Voya IM will generally support shareholder proposals that require the board chair to be independent.

Composition and Diversity

Boards should be comprised of directors who bring a variety of skills, expertise, experience and diversity, including gender and racial/ethnicity; and should disclose sufficient information regarding the directors thereby allowing shareholders to assess the boards’ and the directors’ effectiveness and adequacy.

Boards need to stay abreast of emerging matters affecting the company and ensure they can address these matters. Accordingly, boards should have a robust evaluation process and appropriate board refreshment; and the average board tenure of independent directors should not exceed 15 years.

Commitment

Given the responsibility and commitment required of directors, directors should not:

•	serve on five or more public company boards or sit on more than two other public company boards if they are a CEO of a public company;

•	attend less than 75% of the board meetings each year unless they disclose a reasonable explanation of their absence.

Responsiveness

Boards should be responsive and transparent if a shareholder proposal received majority support, or a management proposal received low support regardless if the proposal passed. Voya IM will generally oppose the applicable director, committee members, or the entire board if appropriate in situations in which a company has not been adequately responsive to shareholder proposals receiving majority support or management proposals receiving low support.

Shareholder Rights

Boards should establish a governance structure that protects shareholders’ interests and does not diminish shareholder rights, including:

•	a majority vote standard,

•	annual elections of directors,

•	reasonable thresholds for shareholders’ to be able to call a special meeting,

•	the right to act by written consent,

•	asking shareholders to vote on non-administrative charter or bylaw amendments, and

•

adopting a single-class capital structure or a multi-class capital structure with equal voting rights. Should a company implement a multi-class capital structure prior to or in connection with its Initial Public Offering (IPO) in which the classes have unequal voting rights, the multi- class structure should be subject to a reasonable sunset provision.

Compensation Practices

As discussed in the Executive Compensation section, boards should develop an effective executive compensation structure that:

•	is aligned with company performance and shareholder value,

•	properly balances the often-competing objectives of maximizing shareholder value, motivating and retaining executives, and minimizing risks,

•	discloses the approach and rationale for the executive compensation decisions, detailing the specific factors / metrics / peer groups used to develop the program, and

•	does not contain problematic features such as:

•	excessive compensation and/or severance arrangements,

•	reloading of options

•	repricing of underwater options,

•	multi-year guaranteed awards that are not tied to rigorous performance conditions, or.

•	unnecessarily generous perquisites.

ESG Matters

Boards should consider all company stakeholders, including shareholders, employees, customers, and the community in which the company operates and/or serves. Voya IM will generally support reasonable proposals as to the creation of a board level committee overseeing sustainable/corporate social responsibility issues.

Shareholder proposals relating to such matters should take into account the materiality of the issue, the potential effect on the company’s long-term sustainability/value, and the company’s method to managing such issues. Therefore, boards need to ensure management:

•	identifies and manages the company’s ESG risks and opportunities, and

•	provides comprehensive disclosure/reporting of how it is addressing their ESG risks and opportunities.

Audit Matters

Audit committee members are an important component in the board’s oversight of financial reporting, internal controls, and risk management. Therefore, audit committee members need to ensure proper oversight is in place to:

•	prevent any material weaknesses in financial reporting and internal controls

•	avoid excessive non-audit fees that may compromise independence and/or committee, independence due to business affiliation, and

•	assess the external auditor’s tenure and competences periodically.

Boards who implement and enhance these fundamental principles will contribute to the long- term value and sustainability of the company. Therefore, Voya IM will generally oppose relevant directors, committee members, and/or the entire board if a director, committee or the board fails to meet these expectations.

Further, Voya IM will generally support shareholder proposals requesting the company to provide a report or information on matters that are materially relevant to the company’s business and the company does not appear to be addressing the issue or is lagging their peers in disclosing such information.

3.	Capital Restructuring

Companies should explicitly disclose the terms and their rationale when requesting to increase common stock or issue preferred shares in order to permit shareholders to evaluate the affect and risks associated with the increase or issuance.

The board’s history of using authorized shares, the purpose and dilutive impact of the request, and the risks that may result if the request is not approved by shareholders will be considered when determining to support the proposal.

Reverse stock splits will generally be supported if there is a proportionate reduction in the number of authorized shares.

Nevertheless, proposals to increase or issue blank check preferred stock, to facilitate an anti- takeover device, or increase stock that has superior voting rights will not be supported.

Merger, acquisition and restructuring proposals will be evaluated on the merits and drawbacks of the proposed transaction.

4.	Executive Compensation

As noted above, to be effective, executive compensation programs should align with shareholder value and incentivize management to prudently increase the long-term value of the company. Expanding on that premise, companies should design their executive compensation program to balance the often-competing objectives of maximizing shareholder value, motivating and retaining executives, and minimizing risks. Additionally, the executive compensation program should promote sustainability/corporate social responsibility for the company’s stakeholders (employees, shareholders, communities, etc.).

Given the complexity of designing a compensation program that accomplishes these objectives, the compensation committee (comprised of independent directors) is in the best position to establish an effective compensation program that not only incorporates the earlier objectives, but also adequately discloses the approach and rationale for the executive compensation decisions, detailing the specific factors / metrics / peer groups used to develop the program.

The successful development and implementation of an effective executive compensation program requires that companies engage with its shareholders and other stakeholders to understand and potentially address any concerns shareholders may have regarding the compensation program, particularly if the “Say on Pay” proposal received low support.

Compensation programs should:

•	align with shareholder interests

•	have an appropriate mix between fixed and variable pay (including performance-based pay),

•	incorporate challenging performance goals,

•	use a minimum of a 3-year performance period for the long-term incentive plan,

•	have a reasonable percent of base pay relative to peers for both the short- and long-term incentive plans,

•	have double trigger cash and equity provisions in the severance / change-in-control arrangements,

•	include clawback provisions in the case of malfeasance or material accounting restatement, and

•	provide proper incentives for sustainability/corporate social responsibility

Compensation programs should not:

•	be excessive relative to peers,

•	contain inappropriate incentives that would not align with shareholders’ interest,

•	allow for guaranteed, multi-year awards,

•	include excessive non-performance-based pay elements,

•	be excessively dilutive to shareholders’ holdings,

•	allow for liberal share recycling, and

•	permit repricing or replacing stock options that are underwater without shareholder approval.

Advisory votes on executive compensation should be put forth annually for shareholder vote.

Voya IM may withhold support of directors if the board was not responsive to a “Say on Pay” proposal that received low support, or a “Say on Pay” proposal is not on the agenda, particularly if the compensation program contains problematic features.

5.	Social and Environment Matters

Voya IM and other institutional shareholders are scrutinizing an increasing number of shareholder proposals regarding social and environmental matters. Accordingly, in addition to the company’s governance risks and opportunities, companies should also assess their social and environmental risks and opportunities as it pertains to its stakeholders including its employees, communities, suppliers, and customers.

Specifically, companies should be assessing their risk and opportunities concerning:

•	climate change,

•	environmental management,

•	diversity, equity, and inclusion,

•	cyber security

•	human capital management,

•	and social capital.

Companies should adequately disclose how they evaluate and mitigate such material risks in order to allow shareholders to assess how well the companies are mitigating and leveraging their social and environmental risks and opportunities Ideally, companies should adopt disclosure methodologies taking into account recommendations from the Sustainability Accounting Standards Board (SASB), Task Force on Climate-related Financial Disclosures (TFCD), or Global Reporting Initiative (GRI) to foster uniform disclosure and to all ow shareholders to assess risks across issuers..

Consistent with applicable legal and fiduciary standards, Voya IM will generally support shareholder proposals related to sustainability, environmental, and corporate social responsibility if management is not able to provide a credible reason as to why it should not be supported, and if the proposal:

•	is applicable to the company’s business,

•	enhances long-term shareholder value,

•	requests more transparency and commitment to improve the company’s environmental and/or social risks,

•	aims to benefit the company’s stakeholders,

•	is reasonable and not unduly onerous or costly, or

•	is not requesting data that is primarily duplicative to data the company already publicly provides.

Consistent with applicable legal and fiduciary standards, Voya IM will generally support reasonable shareholder proposals relating to environmental impact that:

•	aim to reduce negative environmental impact, including the reduction of GHG emissions and other contributing factors to global climate change,

•	request reports related to environmental policies, practices and management including:

•	hydraulic fracturing operations,

•	recycling strategy,

•	energy efficiency,

•	green technology,

•	renewable energy resources, and

•	water-related risks,

•	request reports related to a company’s resource consumption and/or efficiency, and

•	requests reports to assess the company’s operational vulnerability as well as physical and regulatory exposure to climate change and the global effort to compact it.

Consistent with applicable legal and fiduciary standards, Voya IM will generally support shareholder proposals relating to corporate social responsibility that request companies:

•	adopt and promote fair labor practices,

•	produce reports related to a company’s employee diversity and EEO policies,

•	have or create diversity policies to prohibit discrimination based on sexual orientation and/or gender identity,

•	produce reports on the diversity efforts of suppliers and service providers,

•	adopt policies to promote health and safety in the workplace,

•	disclose its policies, practices, and oversight related to toxic or hazardous materials or product safety in its supply chain,

•	include applicable environmental and social metrics to executive compensation,

•	request companies report on and adopt policies to enhance data security and data privacy,

•	develop appropriate policies to ensure and promote human rights throughout their global operations, and

•	disclose political spending and lobbying activities.

6.	Routine / Miscellaneous

Voya will generally support management proposals that are administrative in nature and are not considered to be detrimental to shareholders.

Wasatch Advisors, Inc.

Regulatory Background—Proxy Voting Provisions of the Investment Advisers Act

Rule 206(4)-6 of the Investment Advisers Act of 1940 requires that, for an investment adviser to exercise voting authority with respect to client securities, the adviser must:

•

Adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes client securities in the best interest of clients, which procedures must include how the adviser addresses material conflicts that may arise between the adviser’s interests and those of the adviser’s clients;

•	Disclose to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and

•	Describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.

In accordance with our obligations under the Rule, Wasatch Advisors, Inc. (“Wasatch”) has adopted and implemented the following Proxy Voting Policy to ensure that client proxies are voted in the best interest of clients at all times.

I.	POLICY OVERVIEW

At Wasatch, our goal is to maximize the economic value of the investments we make for our separate account clients and our mutual fund shareholders. In pursuit of this goal, we buy and hold securities we believe will appreciate in value. When the investment potential of a security becomes diminished, we sell it and attempt to reinvest the proceeds in more attractive opportunities. In short, the primary means by which we serve our shareholders and clients and protect their interests is the purchase and sale of securities. A secondary means by which we fulfill our fiduciary responsibility is the exercising of our proxy voting rights. Corporate governance, including but not limited to, compensation plans, corporate actions and the composition of a board of directors, can have a significant influence upon the behavior of a management team and the value of a corporation. The proxy voting process is the primary means by which investors are able to influence such activities. As such, Wasatch considers how we vote proxies to be an important activity.

One fundamental tenet of Wasatch’s investment philosophy is to invest in companies with high quality management teams. We spend a significant amount of time evaluating the performance, behavior, and actions of company executives in order to gain an understanding of how they think about protecting and increasing shareholder value. As a result of being invested with high quality management teams, Wasatch generally supports the recommendations of the boards of directors when voting proxies. However, we ultimately vote for or against recommendations based on the fundamental premise that at all times we are attempting to maximize the value of our investments for the benefit of our clients. Wasatch also has a long history of investing in companies with small market capitalizations, which often have a significant amount of common stock owned by existing and former members of management. While this high degree of inside ownership could cause some concerns regarding a lack of independence for the board of directors, certain board committees or other areas of corporate governance, we generally believe high inside ownership to be a positive characteristic as it helps to ensure that the interests of management and shareholders are closely aligned.

Wasatch has developed the following proxy voting guidelines to assist us in making decisions about how to vote proposals concerning certain issues. We have attempted to address those issues that we believe are most relevant to creating shareholder value or that occur most frequently in the types of securities in which we invest. However, these guidelines are not exhaustive and do not purport to cover all of the potential issues, for the variety of issues on which shareholders may be asked to vote is unlimited. The disclosure of these guidelines is intended to provide clients and shareholders with a better understanding of how Wasatch attempts to maximize shareholder value via the proxy voting process.

II.	GENERAL GUIDELINES

Board of Directors

Wasatch considers the board of directors to be an important component of strong corporate governance. The board is responsible for overseeing the management team of a company and helping to ensure that it acts in the best interest of shareholders. The primary means by which Wasatch can influence the board of directors is to vote for the election of directors who have relevant and valuable experience that will enhance the management of the company. Further, Wasatch prefers that a board of directors have a majority of independent directors because we believe that a board with such a composition is generally a strong advocate for shareholders.

However, while we endorse proposals that support the creation of boards with a majority of independent directors as well as proposals which call for the audit, compensation and nominating committees to be comprised solely of independent directors, the failure of the company to nominate only independent directors or to have only independent directors serve on key committees may not cause us to vote against the election of a director who lacks independence. Wasatch appreciates the importance of these standards but we do not believe it is always in the best interest of shareholders to blindly vote against all directors who may not be considered independent. For example, a large shareholder who serves as a director is not considered independent but may be a very important advocate for investors since his interests are closely aligned with those of shareholders.

Generally, Wasatch will vote for those nominees recommended by the board of directors. However, in each election we will review a wide variety of criteria including but not limited to:

•	Long-term performance of the company.

•	Composition of the board and key committees.

•	Stock ownership by directors.

•	Decisions regarding executive pay and director compensation.

•	Corporate governance provisions and takeover activity.

•	Attendance at board meetings.

•	Interlocking directorships and related party transactions.

In addition to evaluating nominees for the board of directors based on the aforementioned criteria, Wasatch generally will support proposals:

•	To declassify a board of directors.

•	That allow cumulative voting and confidential voting.

Wasatch generally will not support:

•	Nominees who are independent and receive compensation for services other than serving as a director.

•	Nominees who attend less than 75% of board meetings without valid reasons for absences.

•	Nominees who are party to an interlocking directorship.

•	Efforts to adopt classified board structures.

Executive Compensation

Wasatch supports compensation plans which are designed to align the interests of management and shareholders as well as relate executive compensation to the performance of the company. To evaluate compensation plans, we use quantitative criteria that measure the total cost to shareholders if a plan is passed. Factors considered include:

•	The estimated dollar cost for every award type under the proposed plan and all continuing plans.

•	The maximum shareholder wealth that would be transferred from the company to executives.

•	Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index) pegged to market capitalization.

•	Cash compensation pegged to market capitalization.

•

Other features of proposed compensation plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

After the cost of the plan is estimated, it is compared to a company-specific dilution cap. The allowable cap is industry specific, market cap based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. If the total plan cost exceeds the allowable cap, Wasatch will generally vote against the proposed plan. In addition, Wasatch generally will not support stock option plans that permit:

•	The repricing of stock options without shareholder approval.

•	The options to be priced at less than 100% of the fair market value of the underlying security on the date of the grant.

Capital Structure

Wasatch may be asked to vote on proposals pertaining to changes in the capital structure of a company. Such proposals include, but are not limited to, common stock authorizations, capital issuance requests, share repurchase programs, stock splits, and debt restructurings. We will vote for board-recommended capital structure changes so long as the proposals are well aligned with shareholder interests. Wasatch generally will support proposals:

•	Requesting the authorization of additional common stock.

•	To institute share repurchase plans.

•	To implement stock splits. Proposals to implement reverse stock splits will be reviewed on a case-by-case basis.

Wasatch will review, on a case-by-case basis, all other proposals to change the capital structure of a company, including the authorization of common stock with special voting rights, the authorization of stock relating to certain transactions, the issuance of preferred stock (including “blank check” preferred stock) and the restructuring of debt securities. These proposals typically address a set of company-specific circumstances and proposals recommended by the board of directors may or may not be in the best interest of shareholders.

Mergers, Acquisitions and Other Transactions

Companies may undertake a variety of strategic transactions aimed at enhancing shareholder value including mergers, acquisitions, recapitalizations, spin-offs, asset sales, and liquidations. In evaluating proposed transactions, we will consider the benefits and costs to shareholders over both the short and long term. Specific items we will consider include the financial impact of the transaction on future operating results, the increase or decrease in shareholder value, and any changes in corporate governance and their impact on shareholder rights. When shareholders are asked to vote on mergers, acquisitions and other similar proposals, they are considered to be material to the company and could require the analysis of a wide variety of factors in order to determine if the transaction is in the best interest of shareholders. As a result, Wasatch will review and vote each proposal on a case-by-case basis.

Anti-Takeover Provisions

In an attempt to prevent a company from being acquired without the approval of the board of directors, shareholders may be asked to vote on a variety of proposals such as shareholder rights plans (commonly referred to as “poison pills”), supermajority voting, blank check preferred stock, fair price provisions, and the creation of a separate class of stock with disparate voting rights. Wasatch recognizes that such proposals may enhance shareholder value in certain situations. However, Wasatch will review proposals pertaining to anti-takeover provisions on a case-by-case basis and vote against those proposals merely intended to entrench management and prevent the company from being acquired at a fair price.

Auditors

An audit of a company’s financial statements is an important part of the investment process, for while an audit cannot fully protect investors against fraud, it does verify that the financial statements accurately represent the position and performance of the company. Wasatch generally votes for proposals to ratify auditors unless the auditors do not appear to be independent. Auditor independence may be compromised if the auditor has a financial interest and/or association with the company or receives substantial compensation for non-audit related services. Wasatch also generally votes for proposals to authorize the board of directors to determine the remuneration of the auditors unless there is evidence of excessive compensation relative to the size and nature of the company.

Environmental, Social and Governance Issues

Wasatch believes corporations which act responsibly towards all stakeholders will generally perform better over the long- term. Wasatch will consider Environmental, Social and Governance issues in proxy proposals, but will determine on a case-by-case basis whether the proposals are economically advantageous to shareholders and whether or not to support the issues.

Foreign Issuers

With respect to some non-U.S. issuers, the exercise of voting rights can cause an account to incur a cost or cause the underlying shares to be blocked from trading. Although we recognize the importance of the right to vote, Wasatch believes that clients may be better served by avoiding unnecessary costs and preserving the right to trade shares promptly should conditions warrant. Accordingly, there may be times when no vote is cast because Wasatch’s analysis of a particular proxy leads us to believe that the cost of voting the proxy exceeds the expected benefit to clients (e.g., when casting a vote on a foreign security requires that Wasatch engage a translator or travel to a foreign country to vote in person, or results in shares being blocked from trading). This position complies with the Department of Labor’s Interpretive Bulletin 94-2.

Certain foreign countries require additional documentation in order to permit voting of shares. For example, Wasatch clients are at times required to provide a power of attorney to the local sub-custodian to facilitate Wasatch voting the shares held in the client accounts. While Wasatch will attempt to assist clients in preparing and submitting this documentation, at times Wasatch is unable to vote shares held by some clients in certain foreign countries.

III.	EXCLUSIONS AND EXCEPTIONS

Wasatch has developed the general guidelines to assist us in making decisions about how to vote proposals concerning anticipatable issues. However, we recognize that the general guidelines are not exhaustive and cannot anticipate all of the potential issues, or the facts and circumstances surrounding a particular vote. Although we have general guidelines, in the situations covered below Wasatch may supplement or deviate from them.

Case-by-case Issues

Several of the issues mentioned above in the general guidelines recognize that the proper vote to maximize shareholder value will be dependent upon the facts in the actual situation. These facts cannot be anticipated and will be reviewed on a case-by-case basis with the aim of maximizing shareholder value. In addition, any issues that are not addressed by the foregoing guidelines will be reviewed on a case-by-case basis.

Exceptions

From time to time Wasatch will review an issue that is addressed by the foregoing guidelines and determine that in the specific case it is appropriate to vote against the recommendation provided in the guidelines with the aim of maximizing shareholder value. At these times it is permissible for Wasatch to vote against the general guidelines, but it is required that the rationale behind the deviation from the guidelines is sufficiently documented.

Conflicts of Interest

Wasatch will at all times make its best effort to vote proxies in the best interest of clients and avoid material conflicts of interest. A material conflict of interest refers to a situation in which Wasatch or affiliated persons of Wasatch have a financial interest in a matter presented by a proxy which could potentially compromise Wasatch’s independence of judgment and action with respect to the voting of the proxy. We will attempt to identify any material conflicts that may exist by, among other things, reviewing the identity of each issuer soliciting proxy votes to determine if the issuer or an affiliate of the issuer (i) is a client of Wasatch, (ii) has a relationship with Wasatch, (iii) there is a reasonable expectation that the issuer or an affiliate would become a client of Wasatch or develop a material relationship with Wasatch, or (iv) Wasatch holds a significant amount of the issuer’s shares outstanding. In addition, any Wasatch employee with knowledge of a personal conflict of interest (e.g., a familial relationship with company management) relating to an issuer soliciting proxy votes must disclose that conflict to the Proxy Manager and Compliance and remove himself or herself from the proxy voting process for that issuer. Any questions regarding whether a particular issue may present a material conflict of interest with respect to Wasatch’s voting of client proxies should be directed to Compliance.

In the event that Wasatch has a material conflict of interest in any proposal that is the subject of a proxy to be voted for a client account, Wasatch will instruct ISS to vote that proposal in accordance with ISS’ published recommendation. In such cases, any vote recommended by ISS is binding and may not be overridden by Wasatch. Proposals on the same proxy ballot for which Wasatch does not have a material conflict of interest will be voted in accordance with Wasatch’s Proxy Voting Policy.

Private Funds

In addition to its other clients, Wasatch provides investment management services to private investment funds. Every vote made in the private funds will be considered a case-by-case vote. All voting decisions made for the private funds will be made independent of the voting decisions made for other Wasatch clients. In order to ensure this independence, Wasatch will document that different individuals have made these voting decisions independent of one another.

IV.	PROCEDURES

ISS’s Role

Wasatch has retained an independent service provider, Institutional Shareholder Services (“ISS”), to assist in reconciling and processing proxy ballots and providing record-keeping and vote disclosure services, as well as research on proxy issues. ISS tracks which securities are held by Wasatch and receives notice of the proxy votes that these companies send to shareholders. ISS then reviews the Wasatch Proxy Voting Policy and prepares recommendations on how the votes should be cast based on the policy (the “ISS Recommendations”). ISS then provides these recommendations to Wasatch. On matters not adequately covered by the Wasatch Proxy Voting Policy, ISS merely notes these as case-by-case indicating they require additional review by Wasatch. After the ISS Recommendations are provided to Wasatch, the matters are voted by ISS in accordance with the recommendations unless ISS receives instructions from Wasatch to vote otherwise.

Proxy Manager’s Role

Wasatch has designated a member of our Operations team as Proxy Manager to assist in coordinating and voting securities. The Proxy Manager sends a proxy meeting calendar to research analysts detailing upcoming shareholder meetings, including an indication whether items are set to be voted per the ISS Recommendations or whether they need additional review and determination by Research. The Proxy Manager then is responsible for ensuring all votes are cast, documenting the basis for voting decisions on any contrary votes or case-by-case votes, and monitoring Wasatch’s proxy voting procedures.

Research Team’s Role

The members of Wasatch’s Research team are responsible for reviewing the proxies of the companies they follow and the ISS Recommendation for the proxies. The Research team needs to provide the Proxy Manager with vote recommendations in case-by-case votes and any time they wish to vote contrary to the ISS Recommendation.

Proxy Committee

Wasatch has established a Proxy Committee to oversee the implementation and monitoring of this Policy. The Proxy Committee provides a written report on a regular basis to the Wasatch’s Corporate Governance and Audit Committee as well as the Wasatch Funds Trust’s Board of Directors.

No less than annually, the Proxy Committee shall:

•

Review a sample of the record of voting delegation, including ERISA accounts, maintained by the Proxy Manager to determine if Wasatch is exercising its authority to vote proxies on portfolio securities held in the selected accounts;

•	Request and review voting data to determine if accurate and timely communication of proxy votes is reasonably accomplished during the period reviewed;

•	Meet with the Proxy Manager to review the voting of proxies, communication of proxy votes, and the general functioning of this policy; and

•	Prepare a written report to the Audit Committee with respect to the results of this review.

V.	Recordkeeping, Training and Maintenance

Recordkeeping

Under rule 204-2, Wasatch must retain the following:

a)	proxy voting policies;

b)	proxy statements received regarding client securities – Wasatch has delegated the responsibility for maintaining these records to ISS;

c)	records of votes they cast on behalf of clients – Wasatch has delegated the responsibility for maintaining these records to ISS;

d)

any documents prepared by Wasatch that were material to making a decision how to vote, or that memorialized the basis for the decision – this will generally be the proxy policy and documentation regarding any votes cast contrary to the policy;

e)	Record of the voting resolution of any conflict of interest;

f)	Records of any client requests for information on how a client’s proxies were voted and records of Wasatch’s responses to client requests;

g)	Training attendance records; and

h)	All written reports arising from annual reviews of the policy.

Wasatch has retained ISS to assist in providing record-keeping. Wasatch may also use the Securities and Exchange Commission’s EDGAR database for the items referred to in item b above. Records not maintained by ISS shall be maintained by Wasatch for a period of not less than five years from the end of the Wasatch’s fiscal year during which the last entry was made on the record.

Training

At least annually, appropriate personnel will be trained regarding the Proxy Voting Policy. Such training program will review applicable laws, regulations, procedures and recent trends in proxy voting and their relation to Wasatch’s business. Training may be conducted in person or online, and completion records will be retained for a five-year period.

Annual Certification

Each Wasatch employee who is involved in the proxy voting process is required to certify annually that he or she has read, understands and has complied with, to the best of his or her knowledge, Wasatch’s Proxy Voting Policy.

ERISA

Wasatch acknowledges our responsibility to vote proxies for ERISA clients in a manner that ensures the exclusive benefit for the underlying participants and beneficiaries. Wasatch casts such proxy votes for the sole purpose of extending benefits to participants and beneficiaries while using the care, skill and diligence that a prudent person acting in a like capacity and familiar with such matters would use under the circumstances then prevailing.

Undue Influence

Any attempts by any of Wasatch’s personnel to influence the voting of client proxies in a manner that is inconsistent with Wasatch’s Policy should be reported to Wasatch’s Compliance Officer. If the Compliance Officer is the person attempting to influence the voting, the report should be made to Wasatch’s President.

VI.	Disclosure to Clients

Interested Clients are encouraged to request information on how Wasatch has voted their proxies. In order to request this information, separate account clients should contact their Client Relations representative. Wasatch Funds’ proxy voting record is available on the Funds’ website at www.wasatchfunds.com and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Water Island Capital, LLC

Water Island Capital, LLC Proxy Voting Policies and Procedures

PROXY VOTING

Investment advisers that have been delegated proxy voting discretion by their clients are required to adopt and implement written policies and procedures that are reasonably designed to ensure that proxies are voted in the best interests of their clients. As with investment guidelines, clients may also provide investment advisers with specific proxy voting policies or guidelines. In such cases, advisers are required to consult with the client in situations where the guidelines may not be clear or if a conflict of interests arises.

Policy

WIC exercises proxy voting authority on behalf of clients who have delegated voting authority to the Firm. WIC’s policy is to vote proxies with the goal of maximizing the value of clients’ investments. Accordingly, WIC generally votes against any management proposals that WIC believes could prevent companies from realizing their maximum market value or would insulate companies and/or management from accountability to shareholders or prudent regulatory compliance. Generally, WIC will vote proxies in accordance with the following guidelines:

Business Operations – WIC generally will vote in favor of proposals that are a standard and necessary aspect of business operations and that WIC believes will not typically have a significant effect on the value of the investment. Such proposals include:

•	name changes;

•	election of directors;

•	ratification of auditors;

•	maintenance of current levels of directors’ indemnification and liability;

•	increases in authorized shares (common stock only) if there is no intention to significantly dilute shareholders’ proportionate interest; and

•	employee stock purchase or ownership plans.

Factors considered in reviewing these proposals include the financial performance of the company, attendance and independence of board members and committees, and enforcement of strict accounting practices.

Change in Status – Proposals that change the status of the corporation, its individual securities, or the ownership status of the securities will be reviewed on a case-by-case basis. Changes in status include proposals regarding:

•	mergers, acquisitions, restructurings;

•	reincorporations; and

•	changes in capitalization.

Shareholder Democracy – WIC generally will vote against any proposal that attempts to limit shareholder democracy in a way that could restrict the ability of shareholders to realize the value of their investment. This would include proposals endorsing or facilitating:

•	increased indemnification protections for directors or officers;

•	certain supermajority requirements;

•	unequal voting rights;

•	classified boards;

•	cumulative voting;

•	authorization of new securities if the intention appears to be to unduly dilute the shareholders’ proportionate interest; and

•	changing the state of incorporation if the intention appears to disfavor the economic interest of the shareholders.

WIC generally supports proposals that maintain or expand shareholder democracy such as:

•	annual elections;

•	independent directors;

•	confidential voting; and

•

proposals that require shareholder approval for adoption or retention of “poison pills” or golden parachutes, elimination of cumulative voting or preemptive rights, and reclassification of company boards.

Compensation – WIC believes that compensation should be reasonable and used to align the interests of directors, executives, and employees with the long-term financial success of the company. Each compensation proposal is reviewed individually. WIC considers the following factors when reviewing a compensation proposal:

•	whether the proposal would potentially dilute the value of outstanding shares;

•	whether the compensation plan has broad-based participation;

•	whether the compensation plan allows for the re-pricing of options; and

•	whether the proposal is excessive, creates conflicts of interests, or compromises independence.

WIC may abstain from voting proxies or deviate from the policies stated above in certain situations, including but not limited to:

Sec. 12(d)(1)(F) Proportional Voting Requirements – If the Funds rely on the exemption provided by Sec. 12(d)(1)(F) to acquire securities of other investment companies in excess of the limits imposed by Section 12(d)(1)(A), WIC will vote such shares in the same proportion as the vote of all other holders of such securities.

Cost/Benefit Analysis – WIC may abstain from voting proxies in situations where the cost of voting the proxy would exceed the expected benefit to the client. Examples include, but are not limited to:

•	proxies for securities that trade in countries that impose share blocking periods;

•	proxies for which it might be necessary to hire a translator or travel to a foreign country to vote in person; or

•	proxies for routine matters if the securities are on loan and the income benefit exceeds the benefit of voting.

In all such cases, WIC is required to document the reason why proxies were not voted.

Conflicts of Interest

Conflicts of interests between an investment adviser and its clients may arise when the adviser exercises proxy voting authority. For example, a conflict would arise if the adviser manages the pension plan of a company whose management is soliciting proxies, or if a portfolio manager has business or personal relationships with an officer of director of the company.

In the event of a conflict of interests, WIC will disclose the conflict to its clients and obtain their consent before voting proxies according to its pre-determined policy, engage an independent third party to make a proxy voting recommendation, or suggest that the client engage another party to determine how the proxies should be voted.

ERISA Clients – ERISA prohibits fiduciaries from acting on behalf of a plan in situations in which the fiduciary is subject to a conflict of interest. If WIC determines that it has a conflict of interest with respect to the voting of proxies for ERISA clients, WIC will either seek the client’s informed direction or retain an independent third party to make a proxy voting recommendation.

Class Action Lawsuits

WIC has retained a third-party service provider to monitor class actions and make all necessary filings on behalf of WIC’s clients who have delegated this responsibility to WIC. WIC decides whether to participate in class action lawsuits on a case-by-case basis. The portfolio manager responsible for the security is responsible for determining whether to participate in the class action. Factors considered include:

•	the nature of the claim;

•	prospects for recovery;

•	resources required to pursue the claim; and

•	any other relevant factors.

If WIC has not been delegated authority to pursue class actions, WIC will forward class action notices to the client.

Procedures

Receipt of Proxy Materials – WIC receives proxy materials from issuers, custodians, or broker/dealers through its proxy voting service provider (Proxy Edge), via e-mail, or through the mail.

Voting Decisions – WIC’s Operations Department discusses each proxy with the portfolio manager responsible for the security, who is responsible for making a voting decision in accordance with WIC’s policy. Once a proxy voting decision has been made, the Operations Department casts the vote via Proxy Edge.

Conflicts of Interest – Employees who have a direct or indirect pecuniary interest in any issue presented for voting, or any relationship with the issuer, must inform WIC’s CCO and recuse themselves from proxy voting decisions with respect to that issuer. Employees who know of a potential conflict of interest are likewise required to inform the CCO. If the CCO determines there is a potential material conflict of interest, the CCO may consult with the CIO or outside legal counsel to determine whether to seek the recommendation of an independent third party or disclose the conflict to the client and seek consent to vote the proxy in the same manner as for other clients. The CCO will document the steps taken to evidence that the proxy was voted in the best interest of clients. Such documentation will be maintained in accordance with recordkeeping requirements.

Required Records – WIC will maintain the following records in accordance with Rule 204-2(c)(2):

(i)	Copies of all proxy voting policies and procedures;

(ii)

Copies of all proxy statements received. WIC may satisfy this requirement by relying on a third party to make and retain, on WIC’s behalf, a copy of a proxy statement (provided that WIC has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request) or may rely on obtaining a copy of a proxy statement from the SEC’s EDGAR system;

(iii)

A record of each vote cast by WIC on behalf of a client. WIC may satisfy this requirement by relying on a third party to make and retain, on WIC’s behalf, a record of the vote cast (provided that WIC has obtained an undertaking from the third party to provide a copy of the record promptly upon request);

(iv)	A copy of any document created by WIC that was material to making a decision regarding how to vote proxies or that memorializes the basis for the decision;

(v)

A copy of each written client request for information on how WIC voted proxies, and a copy of any written response by WIC to any (written or oral) client request for information on how WIC voted proxies on behalf of the requesting client.

Information pertaining to proxy votes, including which votes were cast, the number of shares voted, and how they were voted is maintained through Proxy Edge. The Operations Department also maintains a spreadsheet that documents how WIC voted with respect to proposed mergers.

Disclosure of Policies and Procedures – WIC is required to describe its proxy voting policies and procedures to its clients and notify them of how they may obtain information regarding how WIC voted their proxies. WIC will provide a copy of these policies and procedures to any client upon request and will disclose on its Form ADV how clients can obtain information on how proxies were voted.

Client Requests for Voting Record – Clients may request information regarding how their proxies were voted. All requests are forwarded to the CCO and Operations Department, who are responsible for responding in a prompt manner.

Allspring Global Investments Limited Liability Company

Allspring Global Investments Holdings, LLC (“Allspring Holdings”) Stewardship1

As fiduciaries, we are committed to effective stewardship of the assets we manage on behalf of our clients. To us, good stewardship reflects responsible, active ownership and includes both engaging with investee companies and voting proxies in a manner that we believe will maximize the long-term value of our investments.

Scope of Policies and Procedures. These Proxy Voting Policies and Procedures (“Policies and Procedures”) are used to determine how to vote proxies relating to portfolio securities held in client accounts managed by Allspring Holdings. With respect to client accounts of Funds Management, this includes, among others, Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund, Wells Fargo Utilities and High Income Fund (the “Trusts”). It also includes Wells Fargo (Lux) Worldwide Fund and Worldwide Alternative Fund SICAV-SIF, both domiciled in Luxembourg (the “Luxembourg Funds”). Aside from the investment funds managed by Funds Management, Allspring Holdings also offers medium term note programs, managed for issuers of such notes domiciled in Luxembourg. Hereafter, all series of the Trusts, and all such Trusts not having separate series, and all sub-funds of the Luxembourg Fund, as well as the MTN issuers, are referred to as the “Investment Products”). In addition, these Policies and Procedures are used to determine how to vote proxies for the assets managed on behalf of Allspring Holdings’ other clients. Not all clients delegate proxy-voting authority to Allspring Holdings, however, and Allspring Holdings will not vote proxies, or provide advice to clients on how to vote proxies in the absence of specific delegation of authority, a pre-existing contractual agreement, or an obligation under the applicable law (e.g., securities that are held in an investment advisory account for which Allspring Holdings exercises no investment discretion are not voted by Allspring Holdings).

Luxembourg Products. These Policies and Procedures have been established, implemented and maintained, as they apply to WFAML, in accordance with Article 23 of CSSF Regulation No. 10-4 and the CSSF Circular 18/698. WFAML has delegated the portfolio management of the Luxembourg Fund it manages to Allspring Holdings and delegated the responsibility for exercising voting rights in conjunction with such delegation; as such, these Policies and Procedures shall apply to the portfolio management of the Fund. The respective portfolio management may also delegate the responsibility for exercising voting rights to another company with the prior consent of WFAML. Responsibility for exercising voting rights has also been delegated to Allspring Holdings with respect to the Worldwide Alternative Fund SICAV-SIF and to ECM with respect to the MTN issuers.

Voting Philosophy. Allspring Holdings, comprised of investment advisers registered with the Securities and Exchange Commission and WFAML, has adopted these Policies and Procedures to ensure that proxies are voted in the best interests of clients and Investment Product investors, without regard to any relationship that any affiliated person of Allspring Holdings or the Investment

Product (or an affiliated person of such affiliated person) may have with the issuer. Allspring Holdings exercises its voting responsibility as a fiduciary with the goal of maximizing value to clients consistent with governing laws and the investment policies of each client. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership activism, Allspring Holdings supports sound corporate governance practices at companies in which client assets are invested. Allspring Holdings has established an appropriate strategy determining when and how the voting rights related to the instruments held in portfolios managed are exercised, so that these rights are exclusively reserved to the relevant Investment Product and its investors.

[1]

Includes Allspring Global Investments, LLC (“Allspring Global”) and Wells Fargo Funds Management, LLC (“Funds Management”), Wells Fargo Asset Management Luxembourg (“WFAML”) and ECM Asset Management Limited (“ECM”). WFAML is a Luxembourg management company authorized to manage undertakings for collective investment in transferable securities (“UCITS”) by the Luxembourg Commission de Surveillance du Secteur Financier (“CSSF”) pursuant to chapter 15 of the Law of 17 December 2010 relating to undertakings for collective investment, as may be amended from time to time transposing the Directive 2014/91/EU of the European Parliament and of the Council of 23 July 2014 on the coordination of laws, regulations and administrative provisions relating to UCITS, as may be amended from time to time. Additionally, WFAML is authorized to provide discretionary portfolio management services and investment advice services.

Proxy Administrator

The proxy voting process is administered by Allspring Global’s Operations Department (“Proxy Administrator”), who reports to Allspring Holdings’s Chief Operations Officer. The Proxy Administrator is responsible for administering and overseeing the proxy voting process to ensure the implementation of the Policies and Procedures, including regular operational reviews, typically conducted on a weekly basis. The Proxy Administrator monitors third party voting of proxies to ensure it is being done in a timely and responsible manner, including review of scheduled vendor reports. The Proxy Administrator in conjunction with the Proxy Committee reviews the continuing appropriateness of the Policies and Procedures set forth herein, and recommends revisions as necessary.

Third Party Proxy Voting Vendor. Allspring Holdings has retained a third-party proxy voting service, Institutional Shareholder Services Inc. (“ISS”), to assist in the implementation of certain proxy voting-related functions including: 1.) Providing research on proxy matters 2.) Providing technology to facilitate the sharing of research and discussions related to proxy votes 3.) Vote proxies in accordance with Allspring Holdings’s guidelines 4.) Handle administrative and reporting items 5.) Maintain records of proxy statements received in connection with proxy votes and provide copies/analyses upon request. Except in instances where clients have retained voting authority, Allspring Holdings retains the responsibility for proxy voting decisions.

Proxy Committee and Sub-Committees. The Allspring Holdings Proxy Committee shall be responsible for overseeing the proxy voting process to ensure its implementation in conformance with these Policies and Procedures. The Allspring Holdings Proxy Committee shall coordinate with Allspring Holdings Risk and Compliance to monitor ISS, the proxy voting agent currently retained by Allspring Holdings, to determine that ISS is accurately applying the Policies and Procedures as set forth herein and operates as an independent proxy voting agent. Allspring Holdings’ ISS Vendor Oversight process includes an assessment of ISS’ Policy and Procedures (“P&P”), including conflict controls and monitoring, receipt and review of routine performance related reporting by ISS to Allspring Holdings and periodic onsite due diligence meetings. Due diligence meetings typically include: meetings with key staff, P&P related presentations and discussions, technology-related demonstrations and assessments, and some sample testing, if appropriate. The Allspring Holdings Proxy Committee shall review the continuing appropriateness of the Policies and Procedures set forth herein. The Allspring Holding Proxy Committee may delegate certain powers and responsibilities to sub-committees consisting of a “Proxy Voting Sub-Committee” and a “Proxy Governance Sub-Committee.”

Proxy Voting Sub-Committee. Among other delegated matters, the Proxy Voting Sub-Committee, in accordance with these Policies and Procedures, reviews and votes on routine proxy proposals that it considers under these Policies and Procedures in a timely manner. If necessary, the Proxy Voting Sub-Committee escalates issues to the Proxy Governance Sub-Committee that are determined to be material by the Proxy Voting Sub-Committee or otherwise in accordance with these Policies and Procedures. The Proxy Voting Sub-Committee coordinates with Allspring Global Risk and Compliance to review the performance and independence of ISS in exercising its proxy voting responsibilities.

Proxy Governance Sub-Committee. The Proxy Governance Sub-Committee reviews and, in accordance with these Policies and Procedures, votes on issues that have been escalated from the Proxy Voting Sub-Committee. Members of the Proxy Governance Sub-Committee also oversee the implementation of Allspring Holdings Proxy Committee recommendations for the respective functional areas in Allspring Holdings that they represent.

Meetings; Committee Actions. The Allspring Holdings Proxy Committee shall convene or act through written consent, including through the use of electronic systems of record, of a majority of Allspring Holdings Proxy Committee members as needed and when discretionary voting determinations need to be considered. Any sub-committee of the Allspring Holdings Proxy Committee shall have the authority on matters delegated to it to act by vote or written consent, including through the use of electronic systems of record, of a majority of the sub-committee members available at that time. The Allspring Holdings Proxy Committee shall also meet at least annually (each calendar year and within 15 months of the last meeting) to review the Policies and Procedures.

Membership. Members are selected based on subject matter expertise for the specific deliverables the committee is required to complete. The voting members of the Proxy Committee are identified in the Allspring Holdings Proxy Charter. Changes to the membership of the Proxy Committee will be made only with approval of the Allspring Holdings Proxy Committee. Upon departure from Allspring Holdings, a member’s position on the Allspring Holdings Proxy Committee will automatically terminate.

Voting Procedures. Unless otherwise required by applicable law,2 proxies will be voted in accordance with the following steps and in the following order of consideration:

1.

First, any voting items related to Allspring Holdings “Top-of-House” voting principles (as described below under the heading “Allspring Holdings Proxy Voting Principles/Guidelines”) will generally be voted in accordance with a custom voting policy with ISS (“Custom Policy”) designed to implement the Allspring Holdings’ Top-of-House voting principles.[3]

2.

Second, any voting items for meetings deemed of “high importance”[4] (e.g., proxy contests, mergers and acquisitions, capitalization proposals and anti-takeover proposals) where ISS opposes management recommendations will be referred to the Portfolio Management teams for recommendation or the Proxy Voting Sub-Committee (or escalated to the Proxy Governance Sub-Committee) for case-by-case review and vote determination.

3.	Third, with respect to any voting items where ISS Sustainability Voting Guidelines[5] provide a different recommendation than ISS Standard Voting Guidelines, the following steps are taken:

a.	The Allspring Holdings Portfolio Risk Management and Analytics team (the “PRMA team”) evaluates the matter for materiality and any other relevant considerations.

b.

If the PRMA team recommends further review, the voting item is then referred to the Portfolio Management teams for recommendation or the Proxy Voting Sub-Committee (or escalated to the Proxy Governance Sub-Committee) for case-by-case review and vote determination.

c.	If the PRMA team does not recommend further review, the matter is voted in accordance with ISS Standard Voting Guidelines.

4.	Fourth, any remaining proposals are voted in accordance with ISS Standard Voting Guidelines.[6]

[2]

Where provisions of the Investment Company Act of 1940 (the “1940 Act”) specify the manner in which items for any third party registered investment companies (e.g., mutual funds, exchange-traded funds and closed-end funds) and business development companies (as defined in Section 2(a)(48) of the 1940 Act) (“Third Party Fund Holding Voting Matters”) held by the Trusts or series thereof, Allspring Holdings shall vote the Third Party Fund Holding Voting Matter on behalf of the Trusts or series thereof accordingly.

[3]

The Allspring Holdings Proxy Committee may determine that additional review of a Top-of-House voting matter is warranted. For example, voting matters for declassified boards or annual election of directors of public operating and holding companies that have certain long-term business commitments (e.g., developing proprietary technology; or having an important strategic alliance in place) may warrant referral to the Proxy Voting Sub-Committee (or escalation to the Proxy Governance Sub-Committee) for case-by-case review and vote determination.

[4]	The term “high importance” is defined as those items designated Proxy Level 6, 5, or 4 by ISS, which include proxy contests, mergers, capitalization proposals and anti-takeover defenses.
[5]

ISS’s Sustainability Voting Guidelines seeks to promote support for recognized global governing bodies encouraging sustainable business practices advocating for stewardship of environment, fair labor practices, non-discrimination, and the protection of human rights.

[6]	The voting of proxies for Taft Hartley clients may incorporate the use of ISS’s Taft Hartley voting guidelines.

Commitment to the Principles of Responsible Investment. As a signatory to the Principles for Responsible Investment, Allspring Holdings has integrated certain environmental, social, and governance factors into its investment processes, which includes the proxy process. As described under Voting Procedures above, Allspring Holdings considers ISS’s Sustainability Voting Guidelines as a point of reference in certain cases deemed to be material to a company’s long-term shareholder value.

Voting Discretion. In all cases, the Proxy Committee (and any sub-committee thereof) will exercise its voting discretion in accordance with the voting philosophy of these Policies and Procedures. In cases where a proxy item is forwarded by ISS to the Proxy Committee or a sub-committee thereof, the Proxy Committee or its sub-committee may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS or other independent sources; (ii) input from the investment sub-adviser responsible for purchasing the security; and (iii) information provided by company management and shareholder groups.

Portfolio Manager and Sub-Adviser Input. The Allspring Holdings Proxy Committee may consult with portfolio management teams and Fund sub-advisers on specific proxy voting issues as it deems appropriate. In addition, portfolio management teams or Fund sub-advisers may proactively make recommendations to the Proxy Committee regarding any proxy voting issue. In this regard, the process takes into consideration expressed views of portfolio management teams and Fund subadvisers given their deep knowledge of investee companies. For any proxy vote, portfolio management teams and Investment Product advisers and sub-advisers may make a case to vote against the ISS or Proxy Committee’s recommendation (which is described under Voting Procedures above). Any portfolio management team’s or Investment Product adviser’s or sub-adviser’s opinion should be documented in a brief write-up for consideration by the Proxy Voting Committee who will determine, or escalate to the Proxy Governance Committee, the final voting decision.

Consistent Voting. Proxies will be voted consistently on the same matter when securities of an issuer are held by Allspring Holdings multiple client accounts unless there are special circumstances such as, for example, proposals concerning corporate actions such as mergers, tender offers, and acquisitions or as reasonably necessary to implement specified proxy voting guidelines as established by a client (e.g. Taft Hartley ISS Guidelines or custom proxy guidelines).

Allspring Holdings Top-of-House Proxy Voting Principles/Guidelines. The following reflects Allspring Holdings’ Top-of-House Voting Principles in effect as of the date of these Policies and Procedures. Allspring Holdings has put in place a custom voting policy with ISS to implement these voting principles.

Boards of Directors. We believe that Boards of Directors should have strong, independent leadership and should adopt structures and practices that enhance their effectiveness. We believe it is the responsibility of the Board of Directors to create, enhance, and protect shareholder value. We recognize that the optimal board size and governance structure can vary by company size, industry, region of operations, and circumstances specific to the company.

•

We generally vote for the election of Directors in uncontested elections. We reserve the right to vote on a case-by-case basis when directors fail to meet their duties as a board member, such as failing to act in the best economic interest of shareholders; failing to maintain independent audit, compensation, nominating committees; and failing to attend at least 75% of meetings, etc.

•

We generally vote for an independent board that has a majority of outside directors who are not affiliated with the top executives and have minimal or no business dealings with the company to avoid potential conflicts of interests.

•

Generally speaking, we believe Directors should sit on no more than 4 public boards at any given time. Directors serving on an excessive number of boards could result in time constraints and an inability to fulfill their duties.

•

We generally support adopting a declassified board structure for public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.

•

We generally support annual election of directors of public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.

Fund Voting Reporting Coordination. Voting decisions made by the Allspring Holdings Proxy Committee on behalf of the Trusts and their series will be reported to ISS to ensure that votes are registered in a timely manner and included in Form N-PX reporting.

Practical Limitations to Proxy Voting. While Allspring Holdings uses its reasonable best efforts to vote proxies, in certain circumstances, it may be impractical or impossible for Allspring Holdings to vote proxies (e.g., limited value or unjustifiable costs).

Securities on Loan. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, as it relates to portfolio holdings of the Investment Products, if the Allspring Holdings Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (e.g., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

Share Blocking. Proxy voting in certain countries requires ‘share blocking’. Shareholders wishing to vote their proxies must deposit their shares with a designated depositary before the date of the meeting. Consequently, the shares may not be sold in the period preceding the proxy vote. Absent compelling reasons, Allspring Holdings believes that the benefit derived from voting these shares is outweighed by the burden of limited trading. Therefore, if share blocking is required in certain markets, Allspring Holdings will not participate and refrain from voting proxies for those clients impacted by share blocking.

Conflicts of Interest. Allspring Holdings may have a conflict of interest regarding a proxy to be voted upon if, for example, Allspring Holdings or its affiliates have other relationships with the issuer of the proxy. In most instances, conflicts of interest are avoided through a strict and objective application of the voting guidelines. However, when the Proxy Administrator is aware of a material conflict of interest regarding a matter that would otherwise require a vote by the Proxy Committee or that, in the determination of the Proxy Committee, otherwise warrants the taking of additional steps to mitigate the conflict, the Proxy Committee or the Proxy Administrator shall address the material conflict by using any of the following methods:

1.	Instructing ISS to vote in accordance with the recommendation ISS makes to its clients;

2.

With respect to any matters involving a portfolio holding of any Investment Product(s), disclosing the conflict to the Board of the relevant Investment Product(s) and obtaining its consent before voting with respect to shares held by the Investment Product(s);

3.

With respect to any matters involving a portfolio holding of any Investment Product(s), submitting the matter to the Board of the relevant Investment Product(s) to exercise its authority to vote on such matter with respect to shares held by the relevant Investment Product(s);

4.

Engaging an independent fiduciary who will direct the Proxy Committee how to vote on such matter following consultation with the Board of the relevant Investment Product(s) if the conflict pertains to a matter involving a portfolio holding of any Investment Product(s);

5.	Consulting with outside legal counsel for guidance on resolution of the conflict of interest;

6.

Erecting information barriers around the person or persons making voting decisions following consultation with the Board of any Investment Product(s) if the conflict pertains to a matter involving a portfolio holding of the relevant Investment Product(s);

7.

Voting in proportion to other shareholders (“mirror voting”) following consultation with the Board of any Investment Product(s) if the conflict pertains to a matter involving a portfolio holding of the relevant Investment Product(s); or

8.	Voting in other ways that are consistent with Allspring Holdings’ obligation to vote in the best interests of its clients and the investors in the Investment Products.

The Proxy Committee will not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of Allspring Holdings (such as a sub-adviser or principal underwriter) or any affiliated persons of such affiliated persons and the Proxy Committee will vote all such matters without regard to the conflict.

Vendor Oversight: The Allspring Holdings Proxy Administrator monitors the ISS proxy process against specific criteria in order to identify potential issues relating to account reconciliation, unknown and rejected ballot reviews, upcoming proxy reviews, share reconciliation oversight, etc.

III.Other	Provisions

Policy Review and Ad Hoc Meetings

The Proxy Governance Committee meets at least annually to review this Policy and consider any appropriate changes. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of Proxy Administration, any member of the Proxy Committee, or Allspring Holdings’ Chief Compliance Officer. The Proxy Committee includes representation from Portfolio Management, Operations, Portfolio Risk Management and Analytics and, in a non-voting consultative capacity, Compliance.

Records Retention

The Allspring Holdings Proxy Administrator will maintain the following records relating to the implementation of the Policies and Procedures:

•	A copy of these proxy voting policies and procedures;

•	Proxy statements received for client securities (which will be satisfied by relying on ISS);

•	Records of votes cast on behalf of Investment Products and separate account clients (which ISS maintains on behalf of Allspring Holdings);

•	Records of each written client request for proxy voting records and Allspring Holdings’ written response to any client request (written or oral) for such records; and

•	Any documents prepared by Allspring Holdings or ISS that were material to making a proxy voting decision.

Such proxy voting books and records shall be maintained at an office of Allspring Holdings in an easily accessible place for a periodof six years.

Disclosure of Policies and Procedures Allspring Holdings will disclose to its separate clients a summary description of its proxy voting policy and procedures via mail. A summary of the proxy voting policy and procedures will be disclosed in the registration statements for the open-end Trusts, and on the Wells Fargo (Lux) Worldwide Fund and Wells Fargo Funds websites.

Allspring Holdings will also provide to clients proxy statements and any records as to how Allspring Holdings voted proxies on behalf its client upon request. Clients may contact their relationship manager for assistance, or call Allspring Holdings at 1-800-259-3305 or by e-mail at wellscapclientadmin@wellsfargo.com to request a record of proxies voted on their behalf.

Allspring Holdings will publish high-level proxy voting statistics in periodic reports. However, except as otherwise required by law, Allspring Holdings has a general policy of not disclosing to any issuer specific or third party how its separate account client proxies are voted.

Approved by the Proxy Committee: December, 2018

Western Asset Management Company, LLC

Background

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

Policy

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)- 6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long- standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.

Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.Board	Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board- approved proposals on other matters relating to the board of directors with the following exceptions:

a.

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

e.

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II.Shareholder	Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III.Voting	Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.Voting	Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.

Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.

Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

Westwood Management Corp

Proxy Voting

Policy

Westwood, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities in a manner that is consistent with the best economic interests of the clients. Our Firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our Firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest. In addition, our policy and practice is to make information available to clients about the voting of proxies for their portfolio securities and to maintain relevant and required records.

Firm Specific Policy

Westwood has engaged Broadridge for assistance with the proxy voting process for our clients. Broadridge is a leading provider of full-service proxy voting services to the global financial industry. Westwood has also engaged Glass Lewis for assistance with proxy research and analysis. Glass Lewis provides complete analysis and voting recommendations on all proposals and is designed to assist investors in mitigating risk and improving long-term value. In most cases, Westwood agrees with Glass Lewis’s recommendations; however, ballots are reviewed bi-monthly by our analysts and we may choose to vote differently than Glass Lewis if we believe it to be in the client’s best interest.

Responsibility

Westwood’s Data Management Team has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Background

Proxy voting is an important right of shareholders, and reasonable care and diligence must be taken to ensure that such rights are properly and timely exercised.

Investment advisers who are registered with the SEC, and who exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) describe a summary of its proxy voting policies and procedures and, upon request, to furnish a copy to its clients; and (d) to maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Procedure

Westwood has adopted the following procedures to implement the Firm’s proxy voting policy, in addition to adopting the Glass Lewis Proxy Voting Guidelines. Westwood conducts reviews to monitor and ensure the Firm’s policy is observed, implemented properly and amended or updated, as appropriate:

Proxy Voting Records

With respect to proxy record keeping, the Data Management team maintains complete files for all clients. These files include a listing of all proxy materials sent on behalf of our clients along with individual copies of each response. Client access to these files can be arranged upon request. A voting summary will be furnished upon request.

Voting Procedures

a.

All employees forward any proxy materials received on behalf of clients to Broadridge. Westwood has engaged Broadridge for assistance with the proxy voting process for our clients, and Glass Lewis provides voting recommendations;

b.	Broadridge has access to holders’ records and determines which client accounts hold the security to which the proxy relates;

c.	Absent material conflicts, Broadridge, with the vote recommendations from Glass Lewis, determines how Westwood should vote the proxy in accordance with applicable voting guidelines;

d.

Westwood’s analysts review the Glass Lewis proxy voting recommendations on a bi-monthly basis. The analysts may choose to vote differently than Glass Lewis if they believe it is in the best interest of the client or where a different vote is warranted in light of the respective investment strategy;

e.

If Westwood chooses to vote differently than Glass Lewis, then Westwood overwrites the Glass Lewis recommendation on the ProxyEdge platform. If Westwood agrees with the Glass Lewis recommendations, no action is necessary; and

f.	Broadridge completes the proxy in a timely and appropriate manner.

Disclosure

a.

Westwood provides required disclosures in Form ADV Part 2A, which summarizes these proxy voting policies and procedures and includes a disclosure that clients may request information regarding how Westwood voted the client’s proxies; and

b.

Westwood’s disclosure summary includes a description of how clients may obtain a copy of the Firm’s proxy voting policies and procedures. Westwood’s proxy voting practice is disclosed in the Firm’s advisory agreements.

Client Requests for Information

a.	All client requests for information regarding proxy votes, or regarding policies and procedures that are received by any supervised person should be forwarded to the Data Management Team; and

b.

In response to any request, the Data Management Team prepares a written response with the information requested, and, as applicable, includes the name of the issuer, the proposal voted upon, and how Westwood voted the client’s proxy with respect to each proposal about which the client inquired.

Voting Guidelines

a.

Westwood has engaged Broadridge and Glass Lewis for assistance with the proxy voting process for our clients. The Glass Lewis Proxy Voting Guidelines are attached as Exhibit H (general) and Exhibit J (Taft Hartley); and

b.	Westwood analysts review the Glass Lewis proxy voting recommendations using the following guidelines:

i.	In the absence of specific voting guidelines from the client, Westwood votes proxies in the best interests of each client;

ii.	Westwood’s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions or other mandates from a client;

iii.

Clients are permitted to place reasonable restrictions and mandates on Westwood’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities;

iv.

Westwood generally votes in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditor’s non-audit services;

v.	Westwood generally votes against proposals that cause board members to become entrenched or cause unequal voting rights; and

vi.	In reviewing proposals, Westwood further considers the opinion of management, the effect on management, and the effect on shareholder value and the issuer’s business practices.

Conflicts of Interest

a.

Westwood conducts periodic reviews to identify any conflicts that exist between the interests of the Firm and the client by (i) reviewing the relationship of Westwood with the issuer of each security, and (ii) determining if Westwood or any of its supervised persons has any financial, business or personal relationship with the issuer;

b.

If a material conflict of interest exists, Westwood will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means, such as voting in a manner consistent with a predetermined voting policy or receiving an independent third-party voting recommendation; and

c.	Westwood will maintain a record of the voting resolution of any conflict of interest.

Recordkeeping

The Data Management Team retains the following proxy records in accordance with the SEC’s five-year retention requirement:

a.	These policies and procedures and any amendments;

b.	Each proxy statement that Westwood receives;

c.	A record of each vote that Westwood casts;

d.

Any document Westwood created that was material to making a decision how to vote proxies, or that memorializes that decision, including periodic reports to the Data Management Team or proxy committee, if applicable;

e.	A copy of each written request from a client for information on how Westwood voted such client’s proxies and a copy of any written response;

f.	Copies of materials used to conduct due diligence on proxy voting service providers; and

g.	Records documenting audits and other periodic reviews of proxy voting recommendations.

Proxy Voting Vendor Oversight

Westwood conducts initial and ongoing oversight of proxy voting vendors with participation by the Client Service, Compliance, Data Management and Investment teams.

In addition to conducting initial due diligence, Westwood monitors and reviews all third-party proxy services to evaluate any conflicts of interest, consistency of voting with guidelines, fees and disclosures, and technical and operational capabilities, among other things.

At least annually, Westwood audits on a sampling basis the recommendations received from Glass Lewis to assess the consistency of its recommendations with Glass Lewis’ published guidelines.